Exhibit 99.1


Barclays Capital - Asset Securitization Group                      April 6, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR1
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                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $387,304,000 (approximate)

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             Securitized Asset Backed Receivables LLC Trust 2005-FR1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                            Fremont Investment & Loan
                                   Originator

                          Saxon Mortgage Services, Inc.
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2005-FR1

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The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL

Transaction Summary

                                                                   Avg. Life to
           Expected       Expected Ratings             Interest       Call/        Mod. Dur. to Call/
 Class     Amount(1)    (S&P/ Moody's/Fitch)   Index     Type     Mty(yrs)(2)(3)   Mty(yrs)(2)(3)(4)
-------   -----------   --------------------   -----   --------   --------------   ------------------
 A-1A     367,464,000       AAA/Aaa/AAA                  ***Not Offered - 144A Private Placement***
 A-1B      91,865,000       AAA/Aaa/AAA                  ***Not Offered - 144A Private Placement***
A-2A(6)   114,555,000       AAA/Aaa/AAA         1mL    Floating    0.94 / 0.94        0.93 / 0.93
 A-2B      54,400,000       AAA/Aaa/AAA         1mL    Floating    3.00 / 3.00        2.85 / 2.85
 A-2C      32,343,000       AAA/Aaa/AAA         1mL    Floating    6.99 / 8.40        6.24 / 7.25
  M-1      92,567,000        AA/Aa2/AA          1mL    Floating    5.31 / 5.87        4.82 / 5.22
  M-2      46,283,000          A/A2/A           1mL    Floating    5.24 / 5.75        4.73 / 5.09
  M-3      15,282,000         A-/A3/A-          1mL    Floating    5.23 / 5.67        4.70 / 5.02
  B-1      10,479,000      BBB+/Baa1/BBB+       1mL    Floating    5.23 / 5.62        4.62 / 4.89
  B-2      12,226,000       BBB/Baa2/BBB        1mL    Floating    5.21 / 5.53        4.60 / 4.82
  B-3       9,169,000      BBB-/Baa3/BBB-       1mL    Floating    5.21 / 5.41        4.53 / 4.66
  B-4       8,733,000       BB+/Ba1/BB+                  ***Not Offered - 144A Private Placement***

                                             Initial Credit
                                              Enhancement
 Class    Payment Window to Call/Mty(2)(3)      Level(5)
-------   --------------------------------   --------------
 A-1A
 A-1B
A-2A(6)    05/05 - 04/07 / 05/05 - 04/07              24.35%
 A-2B      04/07 - 05/10 / 04/07 - 05/10              24.35%
 A-2C      05/10 - 03/13 / 05/10 - 11/22              24.35%
  M-1      08/08 - 03/13 / 08/08 - 08/20              13.75%
  M-2      06/08 - 03/13 / 06/08 - 10/18               8.45%
  M-3      06/08 - 03/13 / 06/08 - 03/17               6.70%
  B-1      06/08 - 03/13 / 06/08 - 06/16               5.50%
  B-2      05/08 - 03/13 / 05/08 - 10/15               4.10%
  B-3      05/08 - 03/13 / 05/08 - 10/14               3.05%
  B-4

(1)   Subject to a variance of plus or minus 5%.

(2)   Assumes 10% optional clean-up call is exercised.

(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.

(4)   Assumes pricing at par.

(5)   Includes 2.05% overcollateralization.

(6) Rated final distribution date occurs in April 2014 for the Class A-2A certificates. Rated final distribution date for all other certificates will be in December 2034.

The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms

Issuer:                       Securitized Asset Backed Receivables LLC Trust
                              2005-FR1

Depositor:                    Securitized Asset Backed Receivables LLC

Originator:                   Fremont Investment & Loan

Servicer:                     Saxon Mortgage Services, Inc.

Loan Performance
Advisor:                      Mortgageramp, Inc., a Delaware Corporation

Trustee:                      Wells Fargo Bank, National Association

Sole Manager:                 Barclays Capital Inc.

Rating Agencies:              S&P/Moody's/Fitch

Offered Certificates:         The Class A-2A, A-2B, A-2C, M-1, M-2, M-3, B-1,
                              B-2 and B-3 certificates.

LIBOR Certificates:           The Class A-1A, Class A-1B and Class B-4
                              certificates and the Offered Certificates.

Expected Closing Date:        April 25, 2005

Delivery:                     DTC, Euroclear and Clearstream.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning in May 2005.

Rated Final Distribution
Date: For the Class A-2A Certificates, the Distribution Date occurring in April 2014, and for all other LIBOR Certificates, the Distribution Date occurring in December 2034.

Due Period:                   With respect to any Distribution Date, the period
                              commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:            With respect to any Distribution Date, the period
                              commencing on the 16th day of the month preceding the month in which such Distribution Date occurs
                              (or in the case of the first Distribution Date, commencing on the Cut-off Date), and ending on the 15th day of the month in which such Distribution
                              Date occurs.

Interest Accrual Period:      With respect to any Distribution Date, the period
                              commencing on the immediately preceding
                              Distribution Date (or, for the initial
                              Distribution Date, the Closing Date) and ending on the day immediately preceding the current
                              Distribution Date.

Accrued Interest:             The price to be paid by investors for the Offered
                              Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:           Actual/360

Interest Payment Delay:       Zero days

Cut-off Date:                 April 1, 2005

Tax Status:                   The Offered Certificates will be treated as
                              "regular interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:            The Offered Certificates are expected to be ERISA
                              eligible.

SMMEA Eligibility:            The Offered Certificates are not expected to
                              constitute "mortgage related securities" for purposes of SMMEA.

Class A Certificate
Group:                        Either the Class A-1 Certificates or Class A-2
                              Certificates, as applicable.

Class A-1 Certificates:       Collectively, the Class A-1A and Class A-1B
                              certificates.

Class A-2 Certificates:       Collectively, the Class A-2A, Class A-2B and Class
                              A-2C certificates.

Class M Certificates:         Collectively, the Class M-1, Class M-2 and Class
                              M-3 certificates.

Class B Certificates:         Collectively, the Class B-1, Class B-2, Class B-3
                              and Class B-4 certificates.

Mortgage Loans:               The mortgage loans to be included in the trust
                              will be primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Fremont Investment & Loan. On the
                              Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $873,268,316. Approximately
                              88.38% of the mortgage loans are adjustable-rate mortgage loans and approximately 11.62% are fixed-rate mortgage loans. Approximately 96.95% of the mortgage loans are first-lien mortgage loans, and approximately 3.05% of the mortgage loans are second-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments, with the exception of 30+ day delinquencies comprising
                              1.14% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:       Approximately $607 million of mortgage loans that
                              have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie
                              Mae.

Group II Mortgage Loans:      Approximately $266 million of mortgage loans that
                              may or may not have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Monthly Servicer
Advances:                     The Servicer will be obligated to advance its own
                              funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Pricing Prepayment
Speed: Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                              ARM Mortgage Loans: 25% CPR.

Credit Enhancement:           The credit enhancement provided for the benefit of
                              the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement
Percentage:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the sum of (i) the aggregate Class
                              Certificate Balances of the Class M and Class B
                              Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal
                              Distribution Amount for that Distribution Date) by
                              (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:                The later to occur of:

                                    (i)   the earlier to occur of:

                                          (a)   the Distribution Date in May
                                                2008 and

                                          (b)   the Distribution Date following
                                                the Distribution Date on which
                                                the aggregate Class Certificate
                                                Balances of the Class A
                                                Certificates have been reduced
                                                to zero; and

                                    (ii)  the first Distribution Date on which
                                          the Senior Enhancement Percentage
                                          (calculated for this purpose only
                                          after taking into account payments of
                                          principal applied to reduce the Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date but
                                          prior to any applications of Principal
                                          Distribution Amount to the
                                          certificates) is greater than or equal
                                          to the Specified Senior Enhancement
                                          Percentage (approximately 48.70%).

Trigger Event:                Either a Cumulative Loss Trigger Event or a
                              Delinquency Trigger Event.

Delinquency Trigger
Event: With respect to any Distribution Date, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 32.50% of the prior period's Senior Enhancement Percentage.

Cumulative Loss Trigger
Event: With respect to any Distribution Date, the circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                              Distribution Date Occurring in    Loss Percentage
                              ------------------------------   -----------------
                              May 2007 through April 2008      2.500% for the
                                                               first month, plus
                                                               an additional
                                                               1/12th of 1.000%
                                                               for each month
                                                               thereafter (e.g.,
                                                               3.000% in
                                                               November 2007)

                              May 2008 through April 2009      3.500% for the
                                                               first month, plus
                                                               an additional
                                                               1/12th of 2.000%
                                                               for each month
                                                               thereafter (e.g.,
                                                               4.500% in
                                                               November 2008)

                              May 2009 through April 2010      5.500% for the
                                                               first month, plus
                                                               an additional
                                                               1/12th of 1.750%
                                                               for each month
                                                               thereafter (e.g.,
                                                               6.375% in
                                                               November 2009)

                              May 2010 through April 2011      7.250% for the
                                                               first month, plus
                                                               an additional
                                                               1/12th of 0.750%
                                                               for each month
                                                               thereafter (e.g.,
                                                               7.625% in
                                                               November 2010)

                              May 2011 and thereafter          8.000%

Class A-2A Turbo Trigger
Event: With respect to any Distribution Date beginning with the Distribution Date in April 2012, until the Class Certificate Balance of the Class A-2A certificates is reduced to zero, the circumstance in which either (a) the Class Certificate Balance of the Class A-2A certificates on that Distribution Date (after application of the Principal Distribution Amount) exceeds a specified amount for such Distribution Date, as set forth on the attached Class A-2A Trigger Balance Schedule or (b) the circumstance described in clause (a) above occurred on any previous distribution date.

Sequential Trigger
Event: With respect to any Distribution Date, before the 25th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 2.50%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Optional Clean-up Call:       The majority Class X certificateholders may, at
                              their option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated
                              Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal
                              Balance of the mortgage loans as of the Cut-off
                              Date.

Credit Enhancement
Percentage:                        Initial               Target
                              Credit Enhancement   Credit Enhancement
                              ------------------   ------------------
                              Class A: 24.35%      Class A: 48.70%
                              Class M-1: 13.75%    Class M-1: 27.50%
                              Class M-2: 8.45%     Class M-2: 16.90%
                              Class M-3: 6.70%     Class M-3: 13.40%
                              Class B-1: 5.50%     Class B-1: 11.00%
                              Class B-2: 4.10%     Class B-2: 8.20%
                              Class B-3: 3.05%     Class B-3: 6.10%
                              Class B-4: 2.05%     Class B-4: 4.10%

Step-up Coupons:              For all LIBOR Certificates the interest rate will
                              increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

Class A-1A certificates
Pass-Through Rate:            The Class A-1A certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Group I Loan Cap.

Class A-1B certificates
Pass-Through Rate:            The Class A-1B certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Group I Loan Cap.

Class A-2A certificates
Pass-Through Rate:            The Class A-2A certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Group II Loan Cap.

Class A-2B certificates
Pass-Through Rate:            The Class A-2B certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Group II Loan Cap.

Class A-2C certificates
Pass-Through Rate:            The Class A-2C certificates will accrue interest
                              at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Group II Loan Cap.

Class M-1 Pass-Through
Rate: The Class M-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class M-2 Pass-Through
Rate: The Class M-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable and

                                    (ii)  the Pool Cap.

Class M-3 Pass-Through
Rate: The Class M-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class B-1 Pass-Through
Rate: The Class B-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class B-2 Pass-Through
Rate: The Class B-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class B-3 Pass-Through
Rate: The Class B-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class B-4 Pass-Through
Rate: The Class B-4 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Group I Loan Cap:             Product of:

                                    (i)   the weighted average of the mortgage
                                          rates for each Group I Mortgage Loan
                                          (in each case, less the applicable
                                          Expense Fee Rate) then in effect on
                                          the beginning of the related Due
                                          Period and

                                    (ii)  a fraction, the numerator of which is
                                          30 and the denominator of which is the
                                          actual number of days in the related
                                          Interest Accrual Period.

Group II Loan Cap:            Product of:

                                    (i)   the weighted average of the mortgage
                                          rates for each Group II Mortgage Loan
                                          (in each case, less the applicable
                                          Expense Fee Rate) then in effect on
                                          the beginning of the related Due
                                          Period and

                                    (ii)  a fraction, the numerator of which is
                                          30 and the denominator of which is the
                                          actual number of days in the related
                                          Interest Accrual Period.

Pool Cap:                     Product of:

                                    (i)   the weighted average of (x) the
                                          mortgage rates for each group I
                                          mortgage loan (in each case, less the
                                          applicable Expense Fee Rate) and (y)
                                          the mortgage rates for each group II
                                          mortgage loan (in each case, less the
                                          applicable Expense Fee Rate) then in
                                          effect on the beginning of the related
                                          Due Period, in each case weighted on
                                          the basis of the related Group
                                          Subordinate Amount and

                                    (ii)  a fraction, the numerator of which is
                                          30 and the denominator of which is the
                                          actual number of days in the related
                                          Interest Accrual Period.

Group Subordinate
Amount:                       For any Distribution Date,

                                    (i)   for the Group I Mortgage Loans, will
                                          be equal to the excess of the
                                          aggregate principal balance of the
                                          Group I Mortgage Loans as of the
                                          beginning of the related Due Period
                                          over the Class Certificate Balance of
                                          the Class A-1 Certificates immediately
                                          prior to such Distribution Date and

                                    (ii)  for the Group II Mortgage Loans, will
                                          be equal to the excess of the
                                          aggregate principal balance of the
                                          Group II Mortgage Loans as of the
                                          beginning of the related Due Period
                                          over the Class Certificate Balance of
                                          the Class A-2 Certificates immediately
                                          prior to such Distribution Date.

Basis Risk Carry Forward
Amount: On any Distribution Date and for any class of LIBOR Certificates is the sum of:

                              (x)   the excess of:

                                    (i)   the amount of interest that class of
                                          certificates would have been entitled
                                          to receive on that Distribution Date
                                          had the Pass-Through Rate not been
                                          subject to the Group I Loan Cap, the
                                          Group II Loan Cap or the Pool Cap, as
                                          applicable, over

                                    (ii)  the amount of interest that class of
                                          certificates received on that
                                          Distribution Date based on the Group I
                                          Loan Cap, the Group II Loan Cap, or
                                          the Pool Cap, as applicable, and

                              (y)   the unpaid portion of any such excess
                                    described in clause (x) from prior
                                    Distribution Dates (and related accrued
                                    interest at the then applicable Pass-Through
                                    Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).

Interest Distributions
on the LIBOR
Certificates:                 On each Distribution Date and after payments of
                              servicing and trustee fees and other expenses, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                                    (i)   the portion of the Interest Remittance
                                          Amount attributable to the Group I
                                          Mortgage Loans will be allocated
                                          according to the related Accrued
                                          Certificate Interest and any unpaid
                                          interest shortfall amounts for such
                                          class, as applicable, first, pro rata
                                          to the Class A-1 Certificates and
                                          second, pro rata to the Class A-2
                                          Certificates;

                                    (ii)  the portion of the Interest Remittance
                                          Amount attributable to the Group II
                                          Mortgage Loans will be allocated
                                          according to the related Accrued
                                          Certificate Interest and any unpaid
                                          interest shortfall amounts for such
                                          class, as applicable, first, pro rata
                                          to the Class A-2 Certificates and
                                          second, pro rata to the Class A-1
                                          Certificates;

                                    (iii) to the Class M-1 certificates, their
                                          Accrued Certificate Interest;

                                    (iv)  to the Class M-2 certificates, their
                                          Accrued Certificate Interest;

                                    (v)   to the Class M-3 certificates, their
                                          Accrued Certificate Interest;

                                    (vi)  to the Class B-1 certificates, their
                                          Accrued Certificate Interest;

                                    (vii) to the Class B-2 certificates, their
                                          Accrued Certificate Interest;

                                    (viii) to the Class B-3 certificates, their
                                          Accrued Certificate Interest; and

                                    (ix)  to the Class B-4 certificates, their
                                          Accrued Certificate Interest.

Principal Distribution
on the LIBOR
Certificates:                 On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)   to the Class A Certificates, allocated
                                          between the Class A Certificates as
                                          described below, until their Class
                                          Certificate Balances have been reduced
                                          to zero;

                                    (ii)  to the Class M-1 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (iii) to the Class M-2 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (iv)  to the Class M-3 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (v)   to the Class B-1 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (vi)  to the Class B-2 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (vii) to the Class B-3 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero; and

                                    (viii) to the Class B-4 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)   to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until their Class Certificate
                                          Balances have been reduced to zero;

                                    (ii)  to the Class M-1 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (iii) to the Class M-2 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (iv)  to the Class M-3 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-3
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (v)   to the Class B-1 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-1
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (vi)  to the Class B-2 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-2
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (vii) to the Class B-3 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-3
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero; and

                                    (viii) to the Class B-4 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-4
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero.

Allocation of Principal
Payments to Class A
Certificates:                 All principal distributions to the holders of the
                              Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1
                              Certificates, on the one hand, and the Class A-2
                              Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the
                              Class A-1 Certificates and the Class A-2
                              Certificates, as applicable. However, if the Class
                              Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A
                              Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution
                              Dates, will be distributed to the holders of the Class A Certificates in the other Class A
                              Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class
                              Certificate Balances have been reduced to zero.
                              Any payments of principal to the Class A-1
                              Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2
                              Certificates will be made first from payments relating to the Group II Mortgage Loans. Any principal distributions allocated to the Class A-1
                              Certificates are required to be distributed pro rata between the Class A-1A certificates and the Class A-1B certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1A certificates, and second, to the Class A-1B certificates in each case until their Class Certificate balance has been reduced to zero.

                              Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, and finally to the Class A-2C certificates, until their Class Certificate Balance has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 Certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C certificates.

Cap Provider:                 Barclays Bank PLC, as Cap Provider, is a bank
                              authorized and regulated by the United Kingdom's
                              Financial Services Authority and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets.
                              As of the date hereof, Barclays Bank PLC is rated
                              AA+ by Fitch, AA by S&P and Aa1 by Moody's.

Interest Rate Cap
Agreements:                   The LIBOR Certificates (other than the Class A-1
                              Certificates) will have the benefit of three
                              Interest Rate Cap Agreements provided by the Cap
                              Provider. All obligations of the trust under the Interest Rate Cap Agreements will be paid on or prior to the Closing Date.

Class A-2 Interest Rate
Cap Agreement:                The Class A-2 Certificates will have the benefit
                              of an interest rate agreement (the "Class A-2
                              Interest Rate Cap Agreement"), with an initial notional amount of $20,129,800 provided by the Cap
                              Provider. In connection with the first 36
                              Distribution Dates, the Cap Provider will be obligated under the Class A-2 Interest Rate Cap
                              Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of (i) the 1-month LIBOR rate as of that Distribution
                              Date and (ii) a specified strike rate [(ranging from 6.268% to 11.505%) ], and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached Interest Rate
                              Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class A-2 Interest Rate Cap
                              Agreement will terminate following the
                              Distribution Date in April 2008.

Class M Interest Rate
Cap Agreement:                The Class M Certificates will have the benefit of
                              an interest rate cap agreement (the "Class M
                              Interest Rate Cap Agreement"), with an initial notional amount of $15,413,200 provided by the Cap
                              Provider. In connection with the first 24
                              Distribution Dates, the Cap Provider will be obligated under the Class M Interest Rate Cap
                              Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 8.990% over a specified cap strike rate [(ranging from 6.030% to 8.990%) ], and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Interest Rate Cap Agreement will terminate following the Distribution Date in April
                              2007.

Class B Interest Rate
Cap Agreement:                The Class B Certificates will have the benefit of
                              an interest rate cap agreement (the "Class B
                              Interest Rate Cap Agreement"), with an initial notional amount of $4,060,700 provided by the Cap
                              Provider. In connection with the first 24
                              Distribution Dates, the Cap Provider will be obligated under the Class B Interest Rate Cap
                              Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 7.740%, over a specified cap strike rate [(ranging from 4.780% to 7.740%) ], and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Interest Rate Cap Agreement will terminate following the Distribution Date in April
                              2007.

Allocation of Net
Monthly Excess Cash
Flow: For any Distribution Date, any Net Monthly Excess Cash Flow shall be paid as follows:

                              (a)   to the holders of the Class M-1
                                    certificates, any Unpaid Interest Amount;

                              (b)   to the holders of the Class M-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (c)   to the holders of the Class M-2
                                    certificates, any Unpaid Interest Amount;

                              (d)   to the holders of the Class M-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (e)   to the holders of the Class M-3
                                    certificates, any Unpaid Interest Amount;

                              (f)   to the holders of the Class M-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (g)   to the holders of the Class B-1
                                    certificates, any Unpaid Interest Amount;

                              (h)   to the holders of the Class B-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (i)   to the holders of the Class B-2
                                    certificates, any Unpaid Interest Amount;

                              (j)   to the holders of the Class B-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (k)   to the holders of the Class B-3
                                    certificates, any Unpaid Interest Amount;

                              (l)   to the holders of the Class B-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (m)   to the holders of the Class B-4
                                    certificates, any Unpaid Interest Amount;

                              (n)   to the holders of the Class B-4
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (o) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;

                              (p) (i) from any Class A-2 Interest Rate Cap Agreement payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class A-2 Certificates for that Distribution Date, allocated (a) first, among the Class A-2A, Class A-2B and Class A-2C certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A-2 Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class A-2A, Class A-2B and Class A-2C certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts,
                                    (ii) from any Class M Interest Rate Cap
                                    Agreement payment on deposit in the Excess
                                    Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class M Certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class M Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B Interest Rate Cap Agreement payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class B Certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                              (q) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Agreement payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid (a) first, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;

                              (r)   in the event that the Class A-2A Turbo
                                    Trigger Event is in effect, to make
                                    additional principal distributions to the
                                    Class A-2A certificates in the amount
                                    required to reduce the Class A-2A Class
                                    Certificate Balance to zero;

                              (s) to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

                              (t) to the holders of the Class R certificates, any remaining amount.

Interest Remittance
Amount: With respect to any Distribution Date and the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

Accrued Certificate
Interest:                     For each class of LIBOR Certificates on any
                              Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related
                              Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal Distribution
Amount:                       For each Distribution Date will equal the sum of
                              (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

Basic Principal
Distribution Amount:          With respect to any Distribution Date, the excess
                              of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess
                              Subordinated Amount, if any, for that Distribution
                              Date.

Net Monthly Excess Cash
Flow: Available Funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              related Total Monthly Excess Spread for that
                              Distribution Date and (y) the related
                              Subordination Deficiency, if any, for that Distribution Date.

Total Monthly Excess
Spread: As to any Distribution Date equals the excess, if any, of (x) the interest on the mortgage loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee, trustee fee and the Loan Performance Advisor fee, over (y) the amount paid as interest to the LIBOR Certificates at their respective Pass-Through Rates.

Subordinated Amount:          With respect to any Distribution Date, the excess,
                              if any, of (a) the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date (after taking into account the distribution of principal to the mortgage loans for such Distribution Date) over (b) the aggregate
                              Class Certificate Balance of the LIBOR
                              Certificates as of that date (after taking into account the distribution of the Principal
                              Remittance Amount on those certificates on that Distribution Date).

Specified Subordinated
Amount: Prior to the Stepdown Date, an amount equal to 2.05% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 4.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

Excess Subordinated
Amount: With respect to any Distribution Date, the excess, if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified Subordinated Amount.

Subordination
Deficiency:                   With respect to any Distribution Date, the excess,
                              if any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).

Class A Principal
Allocation Percentage:        For any Distribution Date is the percentage
                              equivalent of a fraction, determined as follows:

                              (1) with respect to the Class A-1 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                              (2) with respect to the Class A-2 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal
Distribution Amount:          For any Distribution Date is the excess of (a) the
                              aggregate Class Certificate Balance of the Class A
                              Certificates immediately prior to that
                              Distribution Date over (b) the lesser of (x) approximately 51.30% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,366,342.

Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date) and (b) the Class Certificate
                              Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 72.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date over $4,366,342.

Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date) and (c) the Class Certificate Balance of the
                              Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 83.10% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,366,342.

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date) and
                              (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 86.60% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,366,342.

Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date) and
                              (e) the Class Certificate Balance of the Class B-1 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 89.00% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,366,342.

Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date), and (f) the Class Certificate Balance of the Class
                              B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 91.80% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,366,342.

Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date) and
                              (g) the Class Certificate Balance of the Class B-3 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 93.90% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,366,342.

Class B-4 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date),
                              (g) the Class Certificate Balance of the Class B-3 certificates (after taking into account distribution of the Class B-3 Principal
                              Distribution Amount on that Distribution Date) and
                              (h) the Class Certificate Balance of the Class B-4 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 95.90% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $4,366,342.

Weighted Average Life Sensitivity
To CALL

PPC (%)                                     50           75          100          125          150          175
---------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
A-2A      WAL (yrs)                       1.88         1.27         0.94         0.75         0.61         0.51
          First Payment Date         5/25/2005    5/25/2005    5/25/2005    5/25/2005    5/25/2005    5/25/2005
          Expected Final Maturity    5/25/2009    1/25/2008    4/25/2007   11/25/2006    7/25/2006    5/25/2006
          Window                        1 - 49       1 - 33       1 - 24       1 - 19       1 - 15       1 - 13

A-2B      WAL (yrs)                       6.34         4.24         3.00         2.11         1.71         1.42
          First Payment Date         5/25/2009    1/25/2008    4/25/2007   11/25/2006    7/25/2006    5/25/2006
          Expected Final Maturity    6/25/2015    2/25/2012    5/25/2010    1/25/2008    7/25/2007    2/25/2007
          Window                      49 - 122      33 - 82      24 - 61      19 - 33      15 - 27      13 - 22

A-2C      WAL (yrs)                      13.83         9.43         6.99         4.98         2.69         2.17
          First Payment Date         6/25/2015    2/25/2012    5/25/2010    1/25/2008    7/25/2007    2/25/2007
          Expected Final Maturity   11/25/2020   12/25/2015    3/25/2013    6/25/2011    3/25/2010   10/25/2007
          Window                     122 - 187     82 - 128      61 - 95      33 - 74      27 - 59      22 - 30

M-1       WAL (yrs)                      10.36         6.99         5.31         4.78         4.78         3.94
          First Payment Date         4/25/2010    8/25/2008    8/25/2008   12/25/2008    5/25/2009   10/25/2007
          Expected Final Maturity   11/25/2020   12/25/2015    3/25/2013    6/25/2011    3/25/2010    5/25/2009
          Window                      60 - 187     40 - 128      40 - 95      44 - 74      49 - 59      30 - 49

M-2       WAL (yrs)                      10.36         6.99         5.24         4.41         4.10         3.42
          First Payment Date         4/25/2010    8/25/2008    6/25/2008    8/25/2008   11/25/2008    4/25/2008
          Expected Final Maturity   11/25/2020   12/25/2015    3/25/2013    6/25/2011    3/25/2010    5/25/2009
          Window                      60 - 187     40 - 128      38 - 95      40 - 74      43 - 59      36 - 49

M-3       WAL (yrs)                      10.36         6.99         5.23         4.33         3.89         3.24
          First Payment Date         4/25/2010    8/25/2008    6/25/2008    7/25/2008    9/25/2008    2/25/2008
          Expected Final Maturity   11/25/2020   12/25/2015    3/25/2013    6/25/2011    3/25/2010    5/25/2009
          Window                      60 - 187     40 - 128      38 - 95      39 - 74      41 - 59      34 - 49

B-1       WAL (yrs)                      10.36         6.99         5.23         4.31         3.83         3.20
          First Payment Date         4/25/2010    8/25/2008    6/25/2008    7/25/2008    8/25/2008    1/25/2008
          Expected Final Maturity   11/25/2020   12/25/2015    3/25/2013    6/25/2011    3/25/2010    5/25/2009
          Window                      60 - 187     40 - 128      38 - 95      39 - 74      40 - 59      33 - 49

B-2       WAL (yrs)                      10.36         6.99         5.21         4.28         3.79         3.15
          First Payment Date         4/25/2010    8/25/2008    5/25/2008    6/25/2008    7/25/2008    1/25/2008
          Expected Final Maturity   11/25/2020   12/25/2015    3/25/2013    6/25/2011    3/25/2010    5/25/2009
          Window                      60 - 187     40 - 128      37 - 95      38 - 74      39 - 59      33 - 49

B-3       WAL (yrs)                      10.36         6.99         5.21         4.27         3.75         3.11
          First Payment Date         4/25/2010    8/25/2008    5/25/2008    6/25/2008    6/25/2008   12/25/2007
          Expected Final Maturity   11/25/2020   12/25/2015    3/25/2013    6/25/2011    3/25/2010    5/25/2009
          Window                      60 - 187     40 - 128      37 - 95      38 - 74      38 - 59      32 - 49

Weighted Average Life Sensitivity
To MATURITY

PPC (%)                                     50           75          100          125          150          175
---------------------------------   ----------   ----------   ----------   ----------   ----------   ----------
A-2A      WAL (yrs)                       1.88         1.27         0.94         0.75         0.61         0.51
          First Payment Date         5/25/2005    5/25/2005    5/25/2005    5/25/2005    5/25/2005    5/25/2005
          Expected Final Maturity    5/25/2009    1/25/2008    4/25/2007   11/25/2006    7/25/2006    5/25/2006
          Window                        1 - 49       1 - 33       1 - 24       1 - 19       1 - 15       1 - 13

A-2B      WAL (yrs)                       6.34         4.24         3.00         2.11         1.71         1.42
          First Payment Date         5/25/2009    1/25/2008    4/25/2007   11/25/2006    7/25/2006    5/25/2006
          Expected Final Maturity    6/25/2015    2/25/2012    5/25/2010    1/25/2008    7/25/2007    2/25/2007
          Window                      49 - 122      33 - 82      24 - 61      19 - 33      15 - 27      13 - 22

A-2C      WAL (yrs)                      15.84        11.21          8.4         6.12         2.93         2.17
          First Payment Date         6/25/2015    2/25/2012    5/25/2010    1/25/2008    7/25/2007    2/25/2007
          Expected Final Maturity   10/25/2032   12/25/2027   11/25/2022    2/25/2019    7/25/2016   10/25/2007
          Window                     122 - 330     82 - 272     61 - 211     33 - 166     27 - 135      22 - 30

M-1       WAL (yrs)                      11.26         7.73         5.87         5.22         6.00         5.01
          First Payment Date         4/25/2010    8/25/2008    8/25/2008   12/25/2008    5/25/2009   10/25/2007
          Expected Final Maturity    3/25/2031    5/25/2025    8/25/2020    5/25/2017   11/25/2015    7/25/2014
          Window                      60 - 311     40 - 241     40 - 184     44 - 145     49 - 127     30 - 111

M-2       WAL (yrs)                      11.19         7.66         5.75         4.81         4.43         3.69
          First Payment Date         4/25/2010    8/25/2008    6/25/2008    8/25/2008   11/25/2008    4/25/2008
          Expected Final Maturity    5/25/2029    3/25/2023   10/25/2018   11/25/2015   10/25/2013    4/25/2012
          Window                      60 - 289     40 - 215     38 - 162     40 - 127     43 - 102      36 - 84

M-3       WAL (yrs)                      11.10         7.57         5.67         4.68         4.18         3.47
          First Payment Date         4/25/2010    8/25/2008    6/25/2008    7/25/2008    9/25/2008    2/25/2008
          Expected Final Maturity    5/25/2027    3/25/2021    3/25/2017    8/25/2014   10/25/2012    6/25/2011
          Window                      60 - 265     40 - 191     38 - 143     39 - 112      41 - 90      34 - 74

B-1       WAL (yrs)                      11.02         7.51         5.62         4.61         4.09         3.40
          First Payment Date         4/25/2010    8/25/2008    6/25/2008    7/25/2008    8/25/2008    1/25/2008
          Expected Final Maturity    4/25/2026    4/25/2020    6/25/2016    1/25/2014    4/25/2012    1/25/2011
          Window                      60 - 252     40 - 180     38 - 134     39 - 105      40 - 84      33 - 69

B-2       WAL (yrs)                      10.91         7.41         5.53         4.53         3.99         3.31
          First Payment Date         4/25/2010    8/25/2008    5/25/2008    6/25/2008    7/25/2008    1/25/2008
          Expected Final Maturity    4/25/2025    6/25/2019   10/25/2015    6/25/2013   11/25/2011    9/25/2010
          Window                      60 - 240     40 - 170     37 - 126      38 - 98      39 - 79      33 - 65

B-3       WAL (yrs)                      10.71         7.25         5.41         4.42         3.88         3.21
          First Payment Date         4/25/2010    8/25/2008    5/25/2008    6/25/2008    6/25/2008   12/25/2007
          Expected Final Maturity   10/25/2023    2/25/2018   10/25/2014    9/25/2012    4/25/2011    3/25/2010
          Window                      60 - 222     40 - 154     37 - 114      38 - 89      38 - 72      32 - 59

CPR Sensitivity
To CALL

CPR (%)                                     20           25           30
---------------------------------   ----------   ----------   ----------
A-2A      WAL (yrs)                       1.14         0.90         0.74
          First Payment Date         5/25/2005    5/25/2005    5/25/2005
          Expected Final Maturity   10/25/2007    3/25/2007   11/25/2006
          Window                        1 - 30       1 - 23       1 - 19

A-2B      WAL (yrs)                       3.85         2.88         2.14
          First Payment Date        10/25/2007    3/25/2007   11/25/2006
          Expected Final Maturity    7/25/2011    3/25/2010    2/25/2008
          Window                       30 - 75      23 - 59      19 - 34

A-2C      WAL (yrs)                       8.68         6.81         5.18
          First Payment Date         7/25/2011    3/25/2010    2/25/2008
          Expected Final Maturity    3/25/2015    1/25/2013    8/25/2011
          Window                      75 - 119      59 - 93      34 - 76

M-1       WAL (yrs)                       6.46         5.24          4.8
          First Payment Date         5/25/2008    8/25/2008   11/25/2008
          Expected Final Maturity    3/25/2015    1/25/2013    8/25/2011
          Window                      37 - 119      40 - 93      43 - 76

M-2       WAL (yrs)                       6.46         5.17         4.48
          First Payment Date         5/25/2008    6/25/2008    8/25/2008
          Expected Final Maturity    3/25/2015    1/25/2013    8/25/2011
          Window                      37 - 119      38 - 93      40 - 76

M-3       WAL (yrs)                       6.46         5.15         4.41
          First Payment Date         5/25/2008    6/25/2008    7/25/2008
          Expected Final Maturity    3/25/2015    1/25/2013    8/25/2011
          Window                      37 - 119      38 - 93      39 - 76

B-1       WAL (yrs)                       6.46         5.15          4.4
          First Payment Date         5/25/2008    6/25/2008    7/25/2008
          Expected Final Maturity    3/25/2015    1/25/2013    8/25/2011
          Window                      37 - 119      38 - 93      39 - 76

B-2       WAL (yrs)                       6.46         5.14         4.37
          First Payment Date         5/25/2008    5/25/2008    6/25/2008
          Expected Final Maturity    3/25/2015    1/25/2013    8/25/2011
          Window                      37 - 119      37 - 93      38 - 76

B-3       WAL (yrs)                       6.46         5.13         4.36
          First Payment Date         5/25/2008    5/25/2008    6/25/2008
          Expected Final Maturity    3/25/2015    1/25/2013    8/25/2011
          Window                      37 - 119      37 - 93      38 - 76

CPR Sensitivity
To MATURITY

CPR (%)                                     20           25           30
---------------------------------   ----------   ----------   ----------
A-2A      WAL (yrs)                       1.14         0.90         0.74
          First Payment Date         5/25/2005    5/25/2005    5/25/2005
          Expected Final Maturity   10/25/2007    3/25/2007   11/25/2006
          Window                        1 - 30       1 - 23       1 - 19

A-2B      WAL (yrs)                       3.85         2.88         2.14
          First Payment Date        10/25/2007    3/25/2007   11/25/2006
          Expected Final Maturity    7/25/2011    3/25/2010    2/25/2008
          Window                       30 - 75      23 - 59      19 - 34

A-2C      WAL (yrs)                       10.2         8.08         6.23
          First Payment Date         7/25/2011    3/25/2010    2/25/2008
          Expected Final Maturity    6/25/2026    7/25/2022    7/25/2019
          Window                      75 - 254     59 - 207     34 - 171

M-1       WAL (yrs)                       7.15         5.82         5.26
          First Payment Date         5/25/2008    8/25/2008   11/25/2008
          Expected Final Maturity    2/25/2024    6/25/2020    9/25/2017
          Window                      37 - 226     40 - 182     43 - 149

M-2       WAL (yrs)                       7.08         5.68          4.9
          First Payment Date         5/25/2008    6/25/2008    8/25/2008
          Expected Final Maturity    1/25/2022    8/25/2018    3/25/2016
          Window                      37 - 201     38 - 160     40 - 131

M-3       WAL (yrs)                       7.00         5.60         4.77
          First Payment Date         5/25/2008    6/25/2008    7/25/2008
          Expected Final Maturity    2/25/2020    1/25/2017   11/25/2014
          Window                      37 - 178     38 - 141     39 - 115

B-1       WAL (yrs)                       6.93         5.54         4.71
          First Payment Date         5/25/2008    6/25/2008    7/25/2008
          Expected Final Maturity    3/25/2019    4/25/2016    4/25/2014
          Window                      37 - 167     38 - 132     39 - 108

B-2       WAL (yrs)                       6.84         5.46         4.63
          First Payment Date         5/25/2008    5/25/2008    6/25/2008
          Expected Final Maturity    5/25/2018    9/25/2015   10/25/2013
          Window                      37 - 157     37 - 125     38 - 102

B-3       WAL (yrs)                       6.70         5.33         4.52
          First Payment Date         5/25/2008    5/25/2008    6/25/2008
          Expected Final Maturity    3/25/2017    9/25/2014   12/25/2012
          Window                      37 - 143     37 - 113      38 - 92

Breakeven CDR Analysis

Assumptions:
PPC: 100%
Required Overcollateralization:
Never steps down
Sequential Trigger: As defined
Forward LIBOR
Lag to Recovery: 12 Months
Loss Severity: 50%
To Maturity

Class   CDR %    Cumulative Loss (1)
-----   ------   -------------------
M-1     18.310                 20.59%
M-2     13.017                 16.30%
M-3     11.464                 14.84%
B-1     10.406                 13.80%
B-2      9.230                 12.57%
B-3      8.317                 11.57%

(1) As a percentage of the mortgage loan balance as of the Cut-off Date.

                         Schedule of Available Funds and
              Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360
         May 2005          20.09          20.20          20.30          9.50          9.50          9.50
        June 2005          20.09          20.20          20.30          9.50          9.50          9.50
        July 2005          20.09          20.20          20.30          9.50          9.50          9.50
      August 2005          20.09          20.20          20.30          9.50          9.50          9.50
   September 2005          20.09          20.20          20.30          9.50          9.50          9.50
     October 2005          20.09          20.20          20.30          9.50          9.50          9.50
    November 2005          20.09          20.20          20.30          9.50          9.50          9.50
    December 2005          20.09          20.20          20.30          9.50          9.50          9.50
     January 2006          20.09          20.20          20.30          9.50          9.50          9.50
    February 2006          20.09          20.20          20.30          9.50          9.50          9.50
       March 2006          20.09          20.20          20.30          9.50          9.50          9.50
       April 2006          20.09          20.20          20.30          9.50          9.50          9.50
         May 2006          20.09          20.20          20.30          9.50          9.50          9.50
        June 2006          20.09          20.20          20.30          9.50          9.50          9.50
        July 2006          20.09          20.20          20.30          9.50          9.50          9.50
      August 2006          20.09          20.20          20.30          9.50          9.50          9.50
   September 2006          20.09          20.20          20.30          9.50          9.50          9.50
     October 2006          20.09          20.20          20.30          9.50          9.50          9.50
    November 2006          20.09          20.20          20.30          9.50          9.50          9.50
    December 2006          20.09          20.20          20.30          9.50          9.50          9.50
     January 2007          20.09          20.20          20.30          9.50          9.50          9.50
    February 2007          20.09          20.20          20.30          9.50          9.50          9.50
       March 2007          20.09          20.20          20.30          9.90          9.90          9.90
       April 2007          20.09          20.20          20.30          9.50          9.50          9.50
         May 2007             --          20.20          20.30         10.36         10.36         10.36
        June 2007             --          20.20          20.30         10.13         10.13         10.13
        July 2007             --          20.20          20.30         10.47         10.47         10.47
      August 2007             --          20.20          20.30         10.13         10.13         10.13
   September 2007             --          20.20          20.30         10.13         10.13         10.13
     October 2007             --          20.20          20.30         10.47         10.47         10.47
    November 2007             --          20.20          20.30         11.27         11.27         11.27
    December 2007             --          20.20          20.30         11.79         11.79         11.79
     January 2008             --          20.20          20.30         11.41         11.41         11.41
    February 2008             --          20.20          20.30         11.41         11.41         11.41
       March 2008             --          20.20          20.30         12.19         12.19         12.19
       April 2008             --          20.20          20.30         11.41         11.41         11.41
         May 2008             --          20.20          20.30         12.56         12.56         12.56
        June 2008             --          15.61          15.61         12.24         12.24         12.24
        July 2008             --          16.03          16.03         12.65         12.65         12.65
      August 2008             --          15.43          15.43         12.24         12.24         12.24
   September 2008             --          15.34          15.34         12.24         12.24         12.24
     October 2008             --          15.76          15.76         12.65         12.65         12.65
    November 2008             --          15.18          15.18         12.27         12.27         12.27
    December 2008             --          15.64          15.64         12.69         12.69         12.69
     January 2009             --          15.06          15.06         12.28         12.28         12.28
    February 2009             --          15.03          15.03         12.28         12.28         12.28
       March 2009             --          16.64          16.64         13.59         13.59         13.59
       April 2009             --          15.02          15.02         12.28         12.28         12.28
         May 2009             --          15.53          15.53         12.70         12.70         12.70
        June 2009             --          15.06          15.06         12.30         12.30         12.30
        July 2009             --          15.56          15.56         12.71         12.71         12.71
      August 2009             --          15.06          15.06         12.30         12.30         12.30
   September 2009             --          15.06          15.06         12.30         12.30         12.30
     October 2009             --          15.56          15.56         12.71         12.71         12.71
    November 2009             --          15.07          15.07         12.35         12.35         12.35
    December 2009             --          15.61          15.61         12.77         12.77         12.77
     January 2010             --          15.11          15.11         12.36         12.36         12.36

Distribution Date   B-1 Cap (%)   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------   -----------   ------------
                    Actual/360    Actual/360     Actual/360
         May 2005          9.50          9.50           9.50
        June 2005          9.50          9.50           9.50
        July 2005          9.50          9.50           9.50
      August 2005          9.50          9.50           9.50
   September 2005          9.50          9.50           9.50
     October 2005          9.50          9.50           9.50
    November 2005          9.50          9.50           9.50
    December 2005          9.50          9.50           9.50
     January 2006          9.50          9.50           9.50
    February 2006          9.50          9.50           9.50
       March 2006          9.50          9.50           9.50
       April 2006          9.50          9.50           9.50
         May 2006          9.50          9.50           9.50
        June 2006          9.50          9.50           9.50
        July 2006          9.50          9.50           9.50
      August 2006          9.50          9.50           9.50
   September 2006          9.50          9.50           9.50
     October 2006          9.50          9.50           9.50
    November 2006          9.50          9.50           9.50
    December 2006          9.50          9.50           9.50
     January 2007          9.50          9.50           9.50
    February 2007          9.50          9.50           9.50
       March 2007          9.90          9.90           9.90
       April 2007          9.50          9.50           9.50
         May 2007         10.36         10.36          10.36
        June 2007         10.13         10.13          10.13
        July 2007         10.47         10.47          10.47
      August 2007         10.13         10.13          10.13
   September 2007         10.13         10.13          10.13
     October 2007         10.47         10.47          10.47
    November 2007         11.27         11.27          11.27
    December 2007         11.79         11.79          11.79
     January 2008         11.41         11.41          11.41
    February 2008         11.41         11.41          11.41
       March 2008         12.19         12.19          12.19
       April 2008         11.41         11.41          11.41
         May 2008         12.56         12.56          12.56
        June 2008         12.24         12.24          12.24
        July 2008         12.65         12.65          12.65
      August 2008         12.24         12.24          12.24
   September 2008         12.24         12.24          12.24
     October 2008         12.65         12.65          12.65
    November 2008         12.27         12.27          12.27
    December 2008         12.69         12.69          12.69
     January 2009         12.28         12.28          12.28
    February 2009         12.28         12.28          12.28
       March 2009         13.59         13.59          13.59
       April 2009         12.28         12.28          12.28
         May 2009         12.70         12.70          12.70
        June 2009         12.30         12.30          12.30
        July 2009         12.71         12.71          12.71
      August 2009         12.30         12.30          12.30
   September 2009         12.30         12.30          12.30
     October 2009         12.71         12.71          12.71
    November 2009         12.35         12.35          12.35
    December 2009         12.77         12.77          12.77
     January 2010         12.36         12.36          12.36

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

                         Schedule of Available Funds and
              Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360
    February 2010             --          15.11          15.11         12.36         12.36         12.36
       March 2010             --          16.73          16.73         13.68         13.68         13.68
       April 2010             --          15.11          15.11         12.35         12.35         12.35
         May 2010             --          15.62          15.62         12.79         12.79         12.79
        June 2010             --             --          15.14         12.38         12.38         12.38
        July 2010             --             --          15.64         12.79         12.79         12.79
      August 2010             --             --          15.14         12.38         12.38         12.38
   September 2010             --             --          15.14         12.38         12.38         12.38
     October 2010             --             --          15.64         12.79         12.79         12.79
    November 2010             --             --          15.14         12.40         12.40         12.40
    December 2010             --             --          15.67         12.82         12.82         12.82
     January 2011             --             --          15.16         12.40         12.40         12.40
    February 2011             --             --          15.16         12.40         12.40         12.40
       March 2011             --             --          16.79         13.73         13.73         13.73
       April 2011             --             --          15.16         12.40         12.40         12.40
         May 2011             --             --          15.67         12.83         12.83         12.83
        June 2011             --             --          15.18         12.42         12.42         12.42
        July 2011             --             --          15.69         12.83         12.83         12.83
      August 2011             --             --          15.18         12.42         12.42         12.42
   September 2011             --             --          15.18         12.42         12.42         12.42
     October 2011             --             --          15.68         12.83         12.83         12.83
    November 2011             --             --          15.18         12.42         12.42         12.42
    December 2011             --             --          15.68         12.83         12.83         12.83
     January 2012             --             --          15.18         12.41         12.41         12.41
    February 2012             --             --          15.18         12.41         12.41         12.41
       March 2012             --             --          16.22         13.27         13.27         13.27
       April 2012             --             --          15.18         12.41         12.41         12.41
         May 2012             --             --          15.68         12.83         12.83         12.83
        June 2012             --             --          15.18         12.41         12.41         12.41
        July 2012             --             --          15.44         12.82         12.82         12.82
      August 2012             --             --          12.94         12.41         12.41         12.41
   September 2012             --             --          12.97         12.41         12.41         12.41
     October 2012             --             --          13.42         12.82         12.82         12.82
    November 2012             --             --          13.02         12.41         12.41         12.41
    December 2012             --             --          13.48         12.82         12.82         12.82
     January 2013             --             --          13.07         12.41         12.41         12.41
    February 2013             --             --          13.09         12.41         12.41         12.41
       March 2013             --             --          14.53         13.74         13.74         13.74
       April 2013             --             --          13.15         12.41         12.41         12.41
         May 2013             --             --          13.62         12.82         12.82         12.82
        June 2013             --             --          13.21         12.40         12.40         12.40
        July 2013             --             --          13.68         12.82         12.82         12.82
      August 2013             --             --          13.27         12.40         12.40         12.40
   September 2013             --             --          13.30         12.40         12.40         12.40
     October 2013             --             --          13.78         12.82         12.82         12.82
    November 2013             --             --          13.37         12.40         12.40         12.40
    December 2013             --             --          13.85         12.82         12.82         12.82
     January 2014             --             --          13.44         12.40         12.40         12.40
    February 2014             --             --          13.48         12.40         12.40         12.40
       March 2014             --             --          14.96         13.73         13.73         13.73
       April 2014             --             --          13.55         12.40         12.40         12.40
         May 2014             --             --          14.05         12.81         12.81         12.81
        June 2014             --             --          13.63         12.40         12.40         12.40
        July 2014             --             --          14.13         12.81         12.81         12.81
      August 2014             --             --          13.72         12.40         12.40         12.40
   September 2014             --             --          13.76         12.40         12.40         12.40
     October 2014             --             --          14.27         12.81         12.81         12.81
    November 2014             --             --          13.85         12.40         12.40         12.40

Distribution Date   B-1 Cap (%)   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------   -----------   ------------
                    Actual/360    Actual/360     Actual/360
    February 2010         12.36         12.36          12.36
       March 2010         13.68         13.68          13.68
       April 2010         12.35         12.35          12.35
         May 2010         12.79         12.79          12.79
        June 2010         12.38         12.38          12.38
        July 2010         12.79         12.79          12.79
      August 2010         12.38         12.38          12.38
   September 2010         12.38         12.38          12.38
     October 2010         12.79         12.79          12.79
    November 2010         12.40         12.40          12.40
    December 2010         12.82         12.82          12.82
     January 2011         12.40         12.40          12.40
    February 2011         12.40         12.40          12.40
       March 2011         13.73         13.73          13.73
       April 2011         12.40         12.40          12.40
         May 2011         12.83         12.83          12.83
        June 2011         12.42         12.42          12.42
        July 2011         12.83         12.83          12.83
      August 2011         12.42         12.42          12.42
   September 2011         12.42         12.42          12.42
     October 2011         12.83         12.83          12.83
    November 2011         12.42         12.42          12.42
    December 2011         12.83         12.83          12.83
     January 2012         12.41         12.41          12.41
    February 2012         12.41         12.41          12.41
       March 2012         13.27         13.27          13.27
       April 2012         12.41         12.41          12.41
         May 2012         12.83         12.83          12.83
        June 2012         12.41         12.41          12.41
        July 2012         12.82         12.82          12.82
      August 2012         12.41         12.41          12.41
   September 2012         12.41         12.41          12.41
     October 2012         12.82         12.82          12.82
    November 2012         12.41         12.41          12.41
    December 2012         12.82         12.82          12.82
     January 2013         12.41         12.41          12.41
    February 2013         12.41         12.41          12.41
       March 2013         13.74         13.74          13.74
       April 2013         12.41         12.41          12.41
         May 2013         12.82         12.82          12.82
        June 2013         12.40         12.40          12.40
        July 2013         12.82         12.82          12.82
      August 2013         12.40         12.40          12.40
   September 2013         12.40         12.40          12.40
     October 2013         12.82         12.82          12.82
    November 2013         12.40         12.40          12.40
    December 2013         12.82         12.82          12.82
     January 2014         12.40         12.40          12.40
    February 2014         12.40         12.40          12.40
       March 2014         13.73         13.73          13.73
       April 2014         12.40         12.40          12.40
         May 2014         12.81         12.81          12.81
        June 2014         12.40         12.40          12.40
        July 2014         12.81         12.81          12.81
      August 2014         12.40         12.40          12.40
   September 2014         12.40         12.40          12.40
     October 2014         12.81         12.81          12.81
    November 2014         12.40         12.40          12.40

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

                         Schedule of Available Funds and
              Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360
    December 2014             --             --          14.36         12.81         12.81         12.81
     January 2015             --             --          13.95         12.40         12.40         12.40
    February 2015             --             --          14.00         12.40         12.40         12.40
       March 2015             --             --          15.55         13.72         13.72         13.72
       April 2015             --             --          14.10         12.40         12.40         12.40
         May 2015             --             --          14.63         12.81         12.81         12.81
        June 2015             --             --          14.21         12.39         12.39         12.39
        July 2015             --             --          14.74         12.81         12.81         12.81
      August 2015             --             --          14.32         12.39         12.39         12.39
   September 2015             --             --          14.38         12.39         12.39         12.39
     October 2015             --             --          14.93         12.81         12.81         12.81
    November 2015             --             --          14.51         12.39         12.39         12.39
    December 2015             --             --          15.06         12.81         12.81         12.81
     January 2016             --             --          14.64         12.39         12.39         12.39
    February 2016             --             --          14.70         12.39         12.39         12.39
       March 2016             --             --          15.79         13.25         13.25         13.25
       April 2016             --             --          14.84         12.39         12.39         12.39
         May 2016             --             --          15.41         12.81         12.81         12.81
        June 2016             --             --          14.99         12.39         12.39         12.39
        July 2016             --             --          15.57         12.80         12.80         12.80
      August 2016             --             --          15.15         12.39         12.39         12.39
   September 2016             --             --          15.23         12.39         12.39         12.39
     October 2016             --             --          15.82         12.80         12.80         12.80
    November 2016             --             --          15.40         12.39         12.39         12.39
    December 2016             --             --          16.00         12.80         12.80         12.80
     January 2017             --             --          15.57         12.39         12.39         12.39
    February 2017             --             --          15.66         12.39         12.39         12.39
       March 2017             --             --          17.45         13.72         13.72         13.72
       April 2017             --             --          15.85         12.39         12.39         12.39
         May 2017             --             --          16.49         12.80         12.80         12.80
        June 2017             --             --          16.06         12.39         12.39            --
        July 2017             --             --          16.70         12.80         12.80            --
      August 2017             --             --          16.27         12.39         12.39            --
   September 2017             --             --          16.38         12.39         12.39            --
     October 2017             --             --          17.04         12.80         12.80            --
    November 2017             --             --          16.61         12.39         12.39            --
    December 2017             --             --          17.28         12.80         12.80            --
     January 2018             --             --          16.85         12.39         12.39            --
    February 2018             --             --          16.97         12.39         12.39            --
       March 2018             --             --          18.93         13.72         13.72            --
       April 2018             --             --          17.23         12.39         12.39            --
         May 2018             --             --          17.95         12.81         12.81            --
        June 2018             --             --          17.51         12.39         12.39            --
        July 2018             --             --          18.24         12.81         12.81            --
      August 2018             --             --          17.80         12.39         12.39            --
   September 2018             --             --          17.95         12.39         12.39            --
     October 2018             --             --          18.71         12.81         12.81            --
    November 2018             --             --          18.26         12.40         12.40            --
    December 2018             --             --          19.04         12.81         12.81            --
     January 2019             --             --          18.59         12.40            --            --

Distribution Date   B-1 Cap (%)   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------   -----------   ------------
                    Actual/360    Actual/360     Actual/360
    December 2014         12.81         12.81          12.81
     January 2015         12.40         12.40             --
    February 2015         12.40         12.40             --
       March 2015         13.72         13.72             --
       April 2015         12.40         12.40             --
         May 2015         12.81         12.81             --
        June 2015         12.39         12.39             --
        July 2015         12.81         12.81             --
      August 2015         12.39         12.39             --
   September 2015         12.39         12.39             --
     October 2015         12.81         12.81             --
    November 2015         12.39         12.39             --
    December 2015         12.81         12.81             --
     January 2016         12.39            --             --
    February 2016         12.39            --             --
       March 2016         13.25            --             --
       April 2016         12.39            --             --
         May 2016         12.81            --             --
        June 2016         12.39            --             --
        July 2016         12.80            --             --
      August 2016         12.39            --             --
   September 2016            --            --             --
     October 2016            --            --             --
    November 2016            --            --             --
    December 2016            --            --             --
     January 2017            --            --             --
    February 2017            --            --             --
       March 2017            --            --             --
       April 2017            --            --             --
         May 2017            --            --             --
        June 2017            --            --             --
        July 2017            --            --             --
      August 2017            --            --             --
   September 2017            --            --             --
     October 2017            --            --             --
    November 2017            --            --             --
    December 2017            --            --             --
     January 2018            --            --             --
    February 2018            --            --             --
       March 2018            --            --             --
       April 2018            --            --             --
         May 2018            --            --             --
        June 2018            --            --             --
        July 2018            --            --             --
      August 2018            --            --             --
   September 2018            --            --             --
     October 2018            --            --             --
    November 2018            --            --             --
    December 2018            --            --             --
     January 2019            --            --             --

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

                         Schedule of Available Funds and
              Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360
    February 2019             --             --          18.76         12.40            --            --
       March 2019             --             --          20.97         13.73            --            --
       April 2019             --             --          19.12         12.40            --            --
         May 2019             --             --          19.95         12.81            --            --
        June 2019             --             --          19.50         12.40            --            --
        July 2019             --             --          20.35         12.81            --            --
      August 2019             --             --          19.89         12.40            --            --
   September 2019             --             --          20.10         12.40            --            --
     October 2019             --             --          20.99         12.82            --            --
    November 2019             --             --          20.53         12.40            --            --
    December 2019             --             --          21.45         12.82            --            --
     January 2020             --             --          20.99         12.40            --            --
    February 2020             --             --          21.22         12.40            --            --
       March 2020             --             --          22.94         13.26            --            --
       April 2020             --             --          21.71         12.41            --            --
         May 2020             --             --          22.70         12.82            --            --
        June 2020             --             --          22.23         12.41            --            --
        July 2020             --             --          23.25         12.82            --            --
      August 2020             --             --          22.77         12.41            --            --
   September 2020             --             --          23.06         12.41            --            --
     October 2020             --             --          24.13         12.83            --            --
    November 2020             --             --          23.65         12.41            --            --
    December 2020             --             --          25.06            --            --            --
     January 2021             --             --          24.91            --            --            --
    February 2021             --             --          25.63            --            --            --
       March 2021             --             --          29.24            --            --            --
       April 2021             --             --          27.26            --            --            --
         May 2021             --             --          29.14            --            --            --
        June 2021             --             --          29.23            --            --            --
        July 2021             --             --          31.38            --            --            --
      August 2021             --             --          31.63            --            --            --
   September 2021             --             --          33.04            --            --            --
     October 2021             --             --          35.78            --            --            --
    November 2021             --             --          36.42            --            --            --
    December 2021             --             --          39.74            --            --            --
     January 2022             --             --          40.81            --            --            --
    February 2022             --             --          43.54            --            --            --
       March 2022             --             --          51.76            --            --            --
       April 2022             --             --          50.58            --            --            --
         May 2022             --             --          57.07            --            --            --
        June 2022             --             --          60.97            --            --            --
        July 2022             --             --          70.53            --            --            --
      August 2022             --             --          77.80            --            --            --
   September 2022             --             --          90.84            --            --            --
     October 2022             --             --         113.36            --            --            --
    November 2022             --             --         139.31            --            --            --
    December 2022             --             --         199.19            --            --            --
     January 2023             --             --         318.48            --            --            --
    February 2023             --             --              *            --            --            --
       March 2023             --             --             --            --            --            --

Distribution Date   B-1 Cap (%)   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------   -----------   ------------
                    Actual/360    Actual/360     Actual/360
    February 2019            --            --             --
       March 2019            --            --             --
       April 2019            --            --             --
         May 2019            --            --             --
        June 2019            --            --             --
        July 2019            --            --             --
      August 2019            --            --             --
   September 2019            --            --             --
     October 2019            --            --             --
    November 2019            --            --             --
    December 2019            --            --             --
     January 2020            --            --             --
    February 2020            --            --             --
       March 2020            --            --             --
       April 2020            --            --             --
         May 2020            --            --             --
        June 2020            --            --             --
        July 2020            --            --             --
      August 2020            --            --             --
   September 2020            --            --             --
     October 2020            --            --             --
    November 2020            --            --             --
    December 2020            --            --             --
     January 2021            --            --             --
    February 2021            --            --             --
       March 2021            --            --             --
       April 2021            --            --             --
         May 2021            --            --             --
        June 2021            --            --             --
        July 2021            --            --             --
      August 2021            --            --             --
   September 2021            --            --             --
     October 2021            --            --             --
    November 2021            --            --             --
    December 2021            --            --             --
     January 2022            --            --             --
    February 2022            --            --             --
       March 2022            --            --             --
       April 2022            --            --             --
         May 2022            --            --             --
        June 2022            --            --             --
        July 2022            --            --             --
      August 2022            --            --             --
   September 2022            --            --             --
     October 2022            --            --             --
    November 2022            --            --             --
    December 2022            --            --             --
     January 2023            --            --             --
    February 2023            --            --             --
       March 2023            --            --             --

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

*In February 2023, A2C Balance $56,440, Interest $107,288

                           Interest Rate Cap Schedules

                                Class A-2 Cap Notional Balance
                    ------------------------------------------------------
                                                               Index Rate
Distribution Date    Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier
-----------------   -------------   ----------   -----------   -----------
         May 2005   20,129,800.00        6.503            --         10.00
        June 2005   19,544,442.86        6.291            --         10.00
        July 2005   18,966,241.37        6.508            --         10.00
      August 2005   18,394,999.74        6.294            --         10.00
   September 2005   17,830,544.71        6.295            --         10.00
     October 2005   17,272,734.46        6.511            --         10.00
    November 2005   16,721,458.07        6.295            --         10.00
    December 2005   16,176,634.80        6.510            --         10.00
     January 2006   15,638,213.25        6.292            --         10.00
    February 2006   15,106,171.54        6.290            --         10.00
       March 2006   14,586,430.92        6.980            --         10.00
       April 2006   14,079,098.42        6.285            --         10.00
         May 2006   13,583,879.38        6.497            --         10.00
        June 2006   13,100,486.11        6.279            --         10.00
        July 2006   12,628,637.73        6.491            --         10.00
      August 2006   12,168,060.01        6.272            --         10.00
   September 2006   11,718,485.19        6.268            --         10.00
     October 2006   11,279,651.90        6.480            --         10.00
    November 2006   10,851,304.90        7.809            --         10.00
    December 2006   10,434,750.07        8.775            --         10.00
     January 2007   10,029,147.98        8.480            --         10.00
    February 2007    9,633,179.60        8.475            --         10.00
       March 2007    9,246,617.36        9.401            --         10.00
       April 2007    8,869,239.03        8.463            --         10.00
         May 2007    8,500,827.63        9.547            --         10.00
        June 2007    8,142,371.98        9.570            --         10.00
        July 2007    7,792,901.29        9.894            --         10.00
      August 2007    7,451,705.72        9.565            --         10.00
   September 2007    7,118,590.30        9.563            --         10.00
     October 2007    6,793,364.64        9.887            --         10.00
    November 2007    6,475,842.83       10.344            --         10.00
    December 2007    6,166,624.42       11.123            --         10.00
     January 2008    5,865,149.71       10.753            --         10.00
    February 2008    5,570,796.67       10.749            --         10.00
       March 2008    5,283,397.85       11.505            --         10.00
       April 2008    5,002,789.72       10.741            --         10.00

                           Interest Rate Cap Schedules

                                 Class M Cap Notional Balance                            Class B Cap Notional Balance
                    ------------------------------------------------------   -----------------------------------------------------
                                                               Index Rate                                              Index Rate
Distribution Date    Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier   Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier
-----------------   -------------   ----------   -----------   -----------   ------------   ----------   -----------   -----------
         May 2005   15,413,200.00        6.250         8.990         10.00   4,060,700.00        5.000         7.740         10.00
        June 2005   15,413,200.00        6.030         8.990         10.00   4,060,700.00        4.780         7.740         10.00
        July 2005   15,413,200.00        6.250         8.990         10.00   4,060,700.00        5.000         7.740         10.00
      August 2005   15,413,200.00        6.030         8.990         10.00   4,060,700.00        4.780         7.740         10.00
   September 2005   15,413,200.00        6.030         8.990         10.00   4,060,700.00        4.780         7.740         10.00
     October 2005   15,413,200.00        6.250         8.990         10.00   4,060,700.00        5.000         7.740         10.00
    November 2005   15,413,200.00        6.030         8.990         10.00   4,060,700.00        4.780         7.740         10.00
    December 2005   15,413,200.00        6.250         8.990         10.00   4,060,700.00        5.000         7.740         10.00
     January 2006   15,413,200.00        6.030         8.990         10.00   4,060,700.00        4.780         7.740         10.00
    February 2006   15,413,200.00        6.030         8.990         10.00   4,060,700.00        4.780         7.740         10.00
       March 2006   15,413,200.00        6.740         8.990         10.00   4,060,700.00        5.490         7.740         10.00
       April 2006   15,413,200.00        6.030         8.990         10.00   4,060,700.00        4.780         7.740         10.00
         May 2006   15,413,200.00        6.250         8.990         10.00   4,060,700.00        5.000         7.740         10.00
        June 2006   15,413,200.00        6.030         8.990         10.00   4,060,700.00        4.780         7.740         10.00
        July 2006   15,413,200.00        6.250         8.990         10.00   4,060,700.00        5.000         7.740         10.00
      August 2006   15,413,200.00        6.040         8.990         10.00   4,060,700.00        4.790         7.740         10.00
   September 2006   15,413,200.00        6.040         8.990         10.00   4,060,700.00        4.790         7.740         10.00
     October 2006   15,413,200.00        6.250         8.990         10.00   4,060,700.00        5.000         7.740         10.00
    November 2006   15,413,200.00        8.220         8.990         10.00   4,060,700.00        6.970         7.740         10.00
    December 2006   15,413,200.00        8.730         8.990         10.00   4,060,700.00        7.480         7.740         10.00
     January 2007   15,413,200.00        8.430         8.990         10.00   4,060,700.00        7.180         7.740         10.00
    February 2007   15,413,200.00        8.430         8.990         10.00   4,060,700.00        7.180         7.740         10.00
       March 2007   15,413,200.00        8.990         8.990         10.00   4,060,700.00        7.740         7.740         10.00
       April 2007   15,413,200.00        8.430         8.990         10.00   4,060,700.00        7.180         7.740         10.00

                       CLASS A-2A TRIGGER BALANCE SCHEDULE

Distribution Date   Month   Trigger Balance
-----------------   -----   ---------------
April 2012             84       $11,413,621
May 2012               85       $10,421,542
June 2012              86        $9,434,069
July 2012              87        $8,451,172
August 2012            88        $7,472,825
September 2012         89        $6,499,000
October 2012           90        $5,529,670
November 2012          91        $4,564,807
December 2012          92        $3,604,384
January 2013           93        $2,648,373
February 2013          94        $1,696,749
March 2013             95          $749,484
April 2013             96                $0

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the
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assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions,
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which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the
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[LOGO] BARCLAYS
       CAPITAL

                                    BARCLAYS
                              Fremont Mortgage Corp
                                  SABR2005-FR1
                                   All records
                                  4,596 records
                              Balance: 873,268,316





1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $873,268,316
Fixed: 11.62%
Adjustable: 88.38%
:
1st Lien: 96.95%
2nd Lien: 3.05%
:
Mortgage Rates:
Minimum Coupon: 4.890%
Maximum Coupon: 13.750%
Weighted Average: 7.276%
:
Gross Margin:
Minimum: 5.840%
Maximum: 8.990%
Weighted Average: 6.948%
:
Minimum Rates:
Minimum: 4.890%
Maximum: 12.850%
Weighted Average: 7.164%
:
Maximum Rates:
Minimum: 11.890%
Maximum: 19.850%
Weighted Average: 14.164%
:
Current Principal Balance:
Maximum Balance: $900,000
Minimum Balance: $3,171
Average Current Principal Balance: $190,006
:
Original Combined loan-to-value Ratios:
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 81.09%
:
Weighted average next adjustment date of adjustable rate: 2006-11-16
:
Weighted average remaining term to stated maturity: 352
:
Geographic Concentration: CA(31.06%),NY(12.72%),NJ(7.73%),FL(7.25%),IL(5.81%)
:
% LTV > 80: 39.41%
:
Geographic Concentration: 11236(0.41%)
:
% 30-59 Days Delinquent: 1.14%
:
Latest Maturity Date: 2034-11-01





2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $873,268,316
Cut-off date principal balance of group fixed-rate mortgage loans: $101,486,224 Cut-off date principal balance of group adjustable-rate mortgage loans:
$771,782,093
Mortgage Rates:
Weighted Average: 7.276%
Maximum Coupon: 13.750%
Minimum Coupon: 4.890%
Adjustable-rate Margin:
Weighted Average: 6.948%
Maximum Margin: 8.990%
Minimum Margin: 5.840%
Weighted Average Months to Roll: 20
Weighted average remaining term to maturity (in months): 352
Weighted average remaining interest-only term of interest-only loans (in months): 19




3. Product Types

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Product                                           Mortgage    Principal      Principal     Interest     Term      Original
Types                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                          21        176,747           0.02     11.860          54      94.53
Fixed - 10 Year                                        210      2,232,246           0.26     11.636         114      94.42
Fixed - 15 Year                                         88      3,319,585           0.38      9.429         175      82.08
Fixed - 20 Year                                        109      4,056,909           0.46      9.782         234      92.40
Fixed - 30 Year                                        688     91,700,738          10.50      7.911         354      83.46
ARM - 2 Year/6 Month LIBOR                           3,003    642,349,910          73.56      7.279         354      80.46
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only        292     85,443,450           9.78      6.449         354      82.68
ARM - 3 Year/6 Month LIBOR                              93     21,958,252           2.51      6.993         354      81.39
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only         13      4,202,338           0.48      6.367         355      81.03
ARM - 5 Year/6 Month LIBOR                              79     17,828,142           2.04      6.839         354      78.94
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------



4. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Average
Gross                                                of          Date           Date        Gross     Remaining   Combined
Interest                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                          8      2,515,807           0.29      4.978         354      80.00
5.000% - 5.999%                                        321     91,645,581          10.49      5.711         354      79.55
6.000% - 6.999%                                      1,278    332,854,892          38.12      6.589         354      80.71
7.000% - 7.999%                                      1,310    273,486,064          31.32      7.506         353      81.37
8.000% - 8.999%                                        727    113,137,478          12.96      8.480         353      81.66
9.000% - 9.999%                                        269     30,333,341           3.47      9.435         351      79.16
10.000% - 10.999%                                      185     14,341,382           1.64     10.535         344      82.10
11.000% - 11.999%                                      273     10,800,500           1.24     11.430         317      91.39
12.000% - 12.999%                                      207      3,722,028           0.43     12.327         231      94.42
13.000% - 13.999%                                       18        431,243           0.05     13.097         254      97.76
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Minimum: 4.890%
Maximum: 13.750%
Weighted Average: 7.276%



5. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Average
Cut-off                                              of          Date           Date        Gross     Remaining   Combined
Date Principal                                    Mortgage    Principal      Principal     Interest     Term      Original
Balances ($)                                       Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                           369      4,785,479           0.55     11.576         163      96.50
$25,001 - $50,000                                      215      7,849,373           0.90     10.637         334      98.41
$50,001 - $75,000                                      268     16,745,516           1.92      9.352         350      85.65
$75,001 - $100,000                                     406     35,872,623           4.11      8.136         353      81.68
$100,001 - $125,000                                    511     57,263,114           6.56      7.778         353      82.28
$125,001 - $150,000                                    453     62,436,633           7.15      7.570         354      80.55
$150,001 - $175,000                                    346     56,215,854           6.44      7.356         353      79.85
$175,001 - $200,000                                    315     59,104,479           6.77      7.207         353      79.56
$200,001 - $225,000                                    268     57,044,381           6.53      7.210         354      79.69
$225,001 - $250,000                                    223     53,048,788           6.07      7.238         353      79.73
$250,001 - $275,000                                    203     53,319,506           6.11      7.221         353      80.45
$275,001 - $300,000                                    150     43,176,943           4.94      7.184         354      77.90
$300,001 - $325,000                                    140     43,730,664           5.01      6.991         353      81.56
$325,001 - $350,000                                    120     40,473,074           4.63      7.215         354      81.43
$350,001 - $375,000                                     92     33,345,279           3.82      6.908         354      81.86
$375,001 - $400,000                                     90     34,870,982           3.99      6.844         354      81.50
$400,001 - $425,000                                     92     37,910,457           4.34      6.884         354      81.79
$425,001 - $450,000                                     74     32,401,393           3.71      6.898         354      80.76
$450,001 - $475,000                                     47     21,742,079           2.49      6.642         354      83.03
$475,001 - $500,000                                     85     41,680,595           4.77      6.850         354      77.43
$500,001 - $750,000                                    115     68,849,299           7.88      6.744         354      84.35
$750,001 - $1,000,000                                   14     11,401,803           1.31      6.387         354      75.38
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Minimum: $3,171
Maximum: $900,000
Average: $190,006



6. Original Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
Original                                             of          Date           Date        Gross     Remaining   Combined
Terms                                             Mortgage    Principal      Principal     Interest     Term      Original
(months)                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
60                                                      21        176,747           0.02     11.860          54      94.53
120                                                    210      2,232,246           0.26     11.636         114      94.42
180                                                     88      3,319,585           0.38      9.429         175      82.08
240                                                    109      4,056,909           0.46      9.782         234      92.40
358                                                      1        108,250           0.01      7.050         348      89.85
359                                                      2        315,157           0.04      8.457         353      72.09
360                                                  4,165    863,059,424          98.83      7.243         354      80.99
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 358



7. Range of Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Average
Remaining                                            of          Date           Date        Gross     Remaining   Combined
Terms                                             Mortgage    Principal      Principal     Interest     Term      Original
(months)                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
1 - 60                                                  21        176,747           0.02     11.860          54      94.53
61 - 120                                               210      2,232,246           0.26     11.636         114      94.42
121 - 180                                               88      3,319,585           0.38      9.429         175      82.08
181 - 240                                              109      4,056,909           0.46      9.782         234      92.40
301 - 360                                            4,168    863,482,831          98.88      7.243         354      80.99
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Minimum: 53
Maximum: 355
Weighted Average: 352



8. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Average
Combined                                             of          Date           Date        Gross     Remaining   Combined
Original                                          Mortgage    Principal      Principal     Interest     Term      Original
LTV Ratios (%)                                     Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                                          1         84,728           0.01      8.300         355      17.35
20.01% - 25.00%                                          3        302,497           0.03      6.880         354      22.41
25.01% - 30.00%                                          5        526,030           0.06      7.054         354      28.15
30.01% - 35.00%                                          5        821,794           0.09      7.438         341      34.50
35.01% - 40.00%                                         22      3,661,069           0.42      7.361         346      37.62
40.01% - 45.00%                                         14      3,368,781           0.39      7.457         355      42.51
45.01% - 50.00%                                         28      6,332,099           0.73      7.179         349      48.20
50.01% - 55.00%                                         62     12,869,201           1.47      7.133         354      52.66
55.01% - 60.00%                                         66     13,684,199           1.57      7.741         352      58.11
60.01% - 65.00%                                        133     30,158,301           3.45      7.688         353      63.24
65.01% - 70.00%                                        184     38,910,228           4.46      7.840         353      68.97
70.01% - 75.00%                                        302     65,110,403           7.46      7.590         353      74.05
75.01% - 80.00%                                      1,603    353,310,118          40.46      6.939         354      79.76
80.01% - 85.00%                                        313     72,188,659           8.27      7.043         353      84.58
85.01% - 90.00%                                        965    204,843,910          23.46      7.098         354      89.82
90.01% - 95.00%                                        312     19,197,550           2.20      8.167         323      94.69
95.01% - 100.00%                                       578     47,898,748           5.48      9.268         343      99.87
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 81.09%




9. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range                                              Number      Cut-off        Cut-off      Average     Average    Average
of                                                   of          Date           Date        Gross     Remaining   Combined
Gross                                             Mortgage    Principal      Principal     Interest     Term      Original
Margins (%)                                        Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,116    101,486,224          11.62      8.124         338      84.03
5.501% - 6.000%                                         15      5,225,289           0.60      4.998         354      78.97
6.001% - 6.500%                                         78     23,833,207           2.73      5.397         354      79.59
6.501% - 7.000%                                      3,385    742,500,653          85.03      7.236         354      80.75
7.501% - 8.000%                                          1         99,570           0.01      7.750         354      74.07
8.501% - 9.000%                                          1        123,375           0.01      7.350         354      80.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.840%
Maximum: 8.990%
Non-Zero Weighted Average: 6.948%




10. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
Range                                                         Aggregate      Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off        Cut-off      Average     Average    Average
Minimum                                              of          Date           Date        Gross     Remaining   Combined
Mortgage                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,116    101,486,224          11.62      8.124         338      84.03
4.501% - 5.000%                                         13      4,357,589           0.50      4.987         354      78.29
5.001% - 5.500%                                         72     22,722,975           2.60      5.370         355      79.59
5.501% - 6.000%                                        256     70,319,963           8.05      5.854         354      79.41
6.001% - 6.500%                                        453    119,011,870          13.63      6.323         354      80.05
6.501% - 7.000%                                        709    181,807,497          20.82      6.806         354      81.29
7.001% - 7.500%                                        614    133,476,853          15.28      7.318         354      81.91
7.501% - 8.000%                                        564    112,530,528          12.89      7.807         354      82.18
8.001% - 8.500%                                        341     56,701,364           6.49      8.314         354      82.75
8.501% - 9.000%                                        241     39,426,324           4.51      8.802         354      79.13
9.001% - 9.500%                                         94     13,084,074           1.50      9.284         354      76.18
9.501% - 10.000%                                        57      8,724,115           1.00      9.750         354      71.71
10.001% - 10.500%                                       30      3,857,071           0.44     10.239         354      69.97
10.501% - 11.000%                                       18      3,273,973           0.37     10.815         354      61.89
11.001% - 11.500%                                       13      1,814,861           0.21     11.335         354      61.60
11.501% - 12.000%                                        4        620,913           0.07     11.886         354      62.17
12.501% - 13.000%                                        1         52,124           0.01     12.850         354      60.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.890%
Maximum: 12.850%
Non-Zero Weighted Average: 7.164%




11. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                           Loan Pool by
Range                                                         Aggregate      Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off        Cut-off      Average     Average    Average
Maximum                                              of          Date           Date        Gross     Remaining   Combined
Mortgage                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,116    101,486,224          11.62      8.124         338      84.03
11.501% - 12.000%                                       13      4,357,589           0.50      4.987         354      78.29
12.001% - 12.500%                                       72     22,722,975           2.60      5.370         355      79.59
12.501% - 13.000%                                      256     70,319,963           8.05      5.854         354      79.41
13.001% - 13.500%                                      454    119,359,176          13.67      6.322         354      80.05
13.501% - 14.000%                                      706    181,177,015          20.75      6.807         354      81.29
14.001% - 14.500%                                      616    133,760,029          15.32      7.318         354      81.92
14.501% - 15.000%                                      562    111,794,899          12.80      7.805         354      82.10
15.001% - 15.500%                                      343     57,436,992           6.58      8.311         354      82.89
15.501% - 16.000%                                      241     39,426,324           4.51      8.802         354      79.13
16.001% - 16.500%                                       94     13,084,074           1.50      9.284         354      76.18
16.501% - 17.000%                                       57      8,724,115           1.00      9.750         354      71.71
17.001% - 17.500%                                       30      3,857,071           0.44     10.239         354      69.97
17.501% - 18.000%                                       18      3,273,973           0.37     10.815         354      61.89
18.001% - 18.500%                                       13      1,814,861           0.21     11.335         354      61.60
18.501% - 19.000%                                        4        620,913           0.07     11.886         354      62.17
19.501% - 20.000%                                        1         52,124           0.01     12.850         354      60.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.890%
Maximum: 19.850%
Non-Zero Weighted Average: 14.164%



12. Initial Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
                                                  Mortgage    Principal      Principal     Interest     Term      Original
Initial Cap (%)                                    Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,116    101,486,224          11.62      8.124         338      84.03
3.000%                                               3,479    771,673,843          88.38      7.164         354      80.70
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,595    873,160,066         100.00      7.276         352      81.08
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.000%




13. Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Periodic                                          Mortgage    Principal      Principal     Interest     Term      Original
Cap (%)                                            Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,116    101,486,224          11.62      8.124         338      84.03
1.000%                                                   1        197,239           0.02      6.990         353      80.00
1.500%                                               3,479    771,584,854          88.36      7.164         354      80.70
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



14. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Next                                               Number      Cut-off        Cut-off      Average     Average    Average
Rate                                                 of          Date           Date        Gross     Remaining   Combined
Adjustment                                        Mortgage    Principal      Principal     Interest     Term      Original
Dates                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                     1,116    101,486,224          11.62      8.124         338      84.03
Apr-06                                                   3        884,674           0.10      6.649         348      86.62
May-06                                                   5        959,878           0.11      6.736         349      83.62
Jun-06                                                  10      1,894,738           0.22      7.309         350      83.21
Jul-06                                                  26      4,573,967           0.52      7.697         351      81.00
Aug-06                                                  55     12,055,825           1.38      7.360         352      79.23
Sep-06                                                 284     59,371,968           6.80      7.309         353      80.36
Oct-06                                               1,624    344,297,767          39.43      7.254         354      80.36
Nov-06                                               1,288    303,754,543          34.78      7.063         355      81.21
Aug-07                                                   1         67,125           0.01      7.950         352      90.00
Sep-07                                                   8      1,979,743           0.23      6.716         353      87.56
Oct-07                                                  54     11,970,261           1.37      7.036         354      78.22
Nov-07                                                  43     12,143,461           1.39      6.773         355      83.33
Sep-09                                                   6      1,464,772           0.17      6.408         353      76.01
Oct-09                                                  42      8,814,519           1.01      6.664         354      76.60
Nov-09                                                  31      7,548,852           0.86      7.128         355      82.24
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-11-16




15. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Geographical                                      Mortgage    Principal      Principal     Interest     Term      Original
Distribution                                       Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
California                                           1,031    271,236,480          31.06      6.941         353      79.18
New York                                               419    111,075,313          12.72      7.233         352      81.04
New Jersey                                             282     67,505,086           7.73      7.512         352      79.72
Florida                                                438     63,348,929           7.25      7.578         352      82.30
Illinois                                               325     50,711,131           5.81      7.520         352      82.66
Maryland                                               241     40,855,739           4.68      7.361         352      82.27
Massachusetts                                          117     28,186,947           3.23      7.311         353      80.09
Virginia                                               132     23,399,478           2.68      7.550         353      80.54
Georgia                                                185     22,841,480           2.62      7.469         351      85.96
Nevada                                                  99     20,137,720           2.31      7.046         353      80.27
Connecticut                                            101     16,922,105           1.94      7.432         353      81.43
Other                                                1,226    157,047,908          17.98      7.495         351      83.31
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44



16. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
                                                  Mortgage    Principal      Principal     Interest     Term      Original
Occupancy                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Primary                                              4,095    797,439,339          91.32      7.251         353      80.82
Investment                                             450     64,338,268           7.37      7.626         349      84.22
Second Home                                             51     11,490,710           1.32      7.010         349      81.95
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------



17. Property Types

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Property                                          Mortgage    Principal      Principal     Interest     Term      Original
Types                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              3,945    735,491,246          84.22      7.260         352      80.86
2-4 Family                                             425     98,511,079          11.28      7.329         352      82.33
Condo                                                  226     39,265,991           4.50      7.435         352      82.13
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------



18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Loan                                              Mortgage    Principal      Principal     Interest     Term      Original
Purpose                                            Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  2,208    459,777,065          52.65      7.288         353      77.38
Purchase                                             2,372    410,685,624          47.03      7.261         352      85.26
Refinance - Rate Term                                   16      2,805,628           0.32      7.525         353      77.60
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------



19. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Documentation                                     Mortgage    Principal      Principal     Interest     Term      Original
Level                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   3,416    593,977,188          68.02      7.129         352      82.17
Stated Documentation                                 1,096    259,889,574          29.76      7.612         353      78.60
Easy Documentation                                      84     19,401,555           2.22      7.271         354      81.22
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------



20. Original Prepayment Penalty Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Original                                           Number      Cut-off        Cut-off      Average     Average    Average
Prepayment                                           of          Date           Date        Gross     Remaining   Combined
Penalty                                           Mortgage    Principal      Principal     Interest     Term      Original
Term (months)                                      Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
0                                                      850    140,057,571          16.04      7.575         351      81.40
12                                                     658    146,178,322          16.74      7.380         352      81.39
24                                                   2,707    518,052,305          59.32      7.197         353      81.08
36                                                     381     68,980,118           7.90      7.042         352      79.83
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


21. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Lien                                              Mortgage    Principal      Principal     Interest     Term      Original
Position                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
1st Lien                                             3,841    846,675,595          96.95      7.167         354      80.52
2nd Lien                                               755     26,592,722           3.05     10.733         310      99.02
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------


22. FICO Score

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
FICO                                              Mortgage    Principal      Principal     Interest     Term      Original
Score                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
500 - 500                                               12      2,293,032           0.26      8.778         355      74.57
501 - 520                                              239     45,044,415           5.16      8.444         354      73.34
521 - 540                                              316     58,135,130           6.66      8.178         352      73.48
541 - 560                                              456     87,207,773           9.99      7.613         353      77.43
561 - 580                                              455     82,343,068           9.43      7.479         352      80.94
581 - 600                                              678    125,244,275          14.34      7.114         352      80.72
601 - 620                                              707    131,344,018          15.04      7.053         352      81.72
621 - 640                                              521     97,449,512          11.16      6.996         353      83.11
641 - 660                                              417     82,731,880           9.47      7.030         352      84.22
661 - 680                                              320     60,648,460           6.94      6.958         351      84.12
681 - 700                                              177     38,338,738           4.39      6.890         353      84.58
701 - 720                                              127     26,858,508           3.08      6.921         349      85.51
721 - 740                                               68     13,713,325           1.57      6.726         352      85.41
741 - 760                                               62     12,006,813           1.37      7.102         353      87.88
761 - 780                                               28      6,858,533           0.79      6.796         353      88.00
781 - 800                                               13      3,050,836           0.35      6.905         354      86.59
--------------------------------------------------------------------------------------------------------------------------
Total:                                               4,596    873,268,316         100.00      7.276         352      81.09
--------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 798
Weighted Average: 610

                                    BARCLAYS
                              Fremont Mortgage Corp
                                  SABR2005-FR1
                                     Group I
                                  3,337 records
                              Balance: 607,176,768


Selection Criteria: Group I
Table of Contents




1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $607,176,768
Fixed: 9.35%
Adjustable: 90.65%
:
1st Lien: 100.00%
2nd Lien: 0.00%
:
Mortgage Rates:
Minimum Coupon: 4.890%
Maximum Coupon: 12.850%
Weighted Average: 7.319%
:
Gross Margin:
Minimum: 5.840%
Maximum: 8.990%
Weighted Average: 6.958%
:
Minimum Rates:
Minimum: 4.890%
Maximum: 12.850%
Weighted Average: 7.318%
:
Maximum Rates:
Minimum: 11.890%
Maximum: 19.850%
Weighted Average: 14.318%
:
Current Principal Balance:
Maximum Balance: $560,075
Minimum Balance: $48,637
Average Current Principal Balance: $181,953
:
Original Combined loan-to-value Ratios:
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 80.32%
:
Weighted average next adjustment date of adjustable rate: 2006-11-13
:
Weighted average remaining term to stated maturity: 354
:
Geographic Concentration: CA(22.97%),NY(12.51%),FL(8.07%),NJ(7.70%),IL(7.50%)
:
% LTV > 80: 37.16%
:
Geographic Concentration: 11236(0.59%)
:
% 30-59 Days Delinquent: 1.29%
:
Latest Maturity Date: 2034-11-01





2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $607,176,768
Cut-off date principal balance of group fixed-rate mortgage loans: $56,760,833 Cut-off date principal balance of group adjustable-rate mortgage loans:
$550,415,935
Mortgage Rates:
Weighted Average: 7.319%
Maximum Coupon: 12.850%
Minimum Coupon: 4.890%
Adjustable-rate Margin:
Weighted Average: 6.958%
Maximum Margin: 8.990%
Minimum Margin: 5.840%
Weighted Average Months to Roll: 19
Weighted average remaining term to maturity (in months): 354
Weighted average remaining interest-only term of interest-only loans (in months): 19




3. Product Types

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
Product                                           Mortgage    Principal      Principal     Interest     Term      Original
Types                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                          1         91,798           0.02      7.800         114      73.08
Fixed - 15 Year                                         11      1,827,186           0.30      7.663         175      70.83
Fixed - 20 Year                                          4        544,586           0.09      7.417         234      75.33
Fixed - 30 Year                                        307     54,297,263           8.94      7.321         354      78.53
ARM - 2 Year/6 Month LIBOR                           2,653    478,182,906          78.76      7.406         354      80.42
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only        203     41,954,434           6.91      6.570         354      82.13
ARM - 3 Year/6 Month LIBOR                              81     15,788,400           2.60      7.066         354      80.64
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          9      1,866,853           0.31      6.540         355      82.32
ARM - 5 Year/6 Month LIBOR                              68     12,623,342           2.08      6.883         354      79.24
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Gross                                                of          Date           Date        Gross     Remaining   Average
Interest                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                          7      2,142,551           0.35      4.976         354      80.00
5.000% - 5.999%                                        238     51,752,726           8.52      5.741         354      80.13
6.000% - 6.999%                                      1,023    209,068,738          34.43      6.590         354      80.50
7.000% - 7.999%                                      1,171    210,637,345          34.69      7.509         353      81.21
8.000% - 8.999%                                        644     99,347,033          16.36      8.467         353      80.95
9.000% - 9.999%                                        183     24,306,273           4.00      9.429         354      74.73
10.000% - 10.999%                                       53      7,705,814           1.27     10.487         354      67.14
11.000% - 11.999%                                       16      1,914,604           0.32     11.471         354      61.35
12.000% - 12.999%                                        2        301,684           0.05     12.147         354      64.09
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Minimum: 4.890%
Maximum: 12.850%
Weighted Average: 7.319%


5. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Cut-off                                              of          Date           Date        Gross     Remaining   Average
Date Principal                                    Mortgage    Principal      Principal     Interest     Term      Original
Balances ($)                                       Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                                        9        447,639           0.07      9.427         335      76.46
$50,001 - $75,000                                      169     10,720,092           1.77      8.708         352      77.92
$75,001 - $100,000                                     367     32,547,287           5.36      7.879         354      79.89
$100,001 - $125,000                                    482     54,009,809           8.90      7.614         353      81.24
$125,001 - $150,000                                    441     60,804,621          10.01      7.504         354      80.03
$150,001 - $175,000                                    345     56,046,422           9.23      7.351         353      79.79
$175,001 - $200,000                                    315     59,104,479           9.73      7.207         353      79.56
$200,001 - $225,000                                    268     57,044,381           9.40      7.210         354      79.69
$225,001 - $250,000                                    223     53,048,788           8.74      7.238         353      79.73
$250,001 - $275,000                                    203     53,319,506           8.78      7.221         353      80.45
$275,001 - $300,000                                    150     43,176,943           7.11      7.184         354      77.90
$300,001 - $325,000                                    140     43,730,664           7.20      6.991         353      81.56
$325,001 - $350,000                                    120     40,473,074           6.67      7.215         354      81.43
$350,001 - $375,000                                     32     11,404,653           1.88      6.736         354      83.19
$375,001 - $400,000                                     21      8,139,414           1.34      7.226         354      83.54
$400,001 - $425,000                                     16      6,582,011           1.08      6.871         354      87.00
$425,001 - $450,000                                     20      8,791,981           1.45      7.046         354      82.72
$450,001 - $475,000                                      4      1,837,519           0.30      6.654         354      87.42
$475,001 - $500,000                                     10      4,863,338           0.80      7.019         354      80.57
$500,001 - $750,000                                      2      1,084,146           0.18      6.631         355      90.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Minimum: $48,637
Maximum: $560,075
Average: $181,953


6. Original Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
Original                                             of          Date           Date        Gross     Remaining   Average
Terms                                             Mortgage    Principal      Principal     Interest     Term      Original
(months)                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
120                                                      1         91,798           0.02      7.800         114      73.08
180                                                     11      1,827,186           0.30      7.663         175      70.83
240                                                      4        544,586           0.09      7.417         234      75.33
358                                                      1        108,250           0.02      7.050         348      89.85
359                                                      2        315,157           0.05      8.457         353      72.09
360                                                  3,318    604,289,791          99.52      7.317         354      80.35
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 359


7. Range of Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Remaining                                            of          Date           Date        Gross     Remaining   Average
Terms                                             Mortgage    Principal      Principal     Interest     Term      Original
(months)                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
61 - 120                                                 1         91,798           0.02      7.800         114      73.08
121 - 180                                               11      1,827,186           0.30      7.663         175      70.83
181 - 240                                                4        544,586           0.09      7.417         234      75.33
301 - 360                                            3,321    604,713,198          99.59      7.318         354      80.35
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Minimum: 114
Maximum: 355
Weighted Average: 354


8. Range of Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
Range of                                             of          Date           Date        Gross     Remaining   Average
Original                                          Mortgage    Principal      Principal     Interest     Term      Original
LTV Ratios (%)                                     Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                                          1         84,728           0.01      8.300         355      17.35
20.01% - 25.00%                                          3        302,497           0.05      6.880         354      22.41
25.01% - 30.00%                                          5        526,030           0.09      7.054         354      28.15
30.01% - 35.00%                                          4        334,511           0.06      8.077         323      33.77
35.01% - 40.00%                                         21      3,163,818           0.52      7.497         344      37.40
40.01% - 45.00%                                         12      2,036,677           0.34      7.914         354      42.87
45.01% - 50.00%                                         25      4,267,064           0.70      7.354         346      48.16
50.01% - 55.00%                                         58     10,997,585           1.81      7.298         354      52.81
55.01% - 60.00%                                         59     10,701,369           1.76      7.980         352      58.15
60.01% - 65.00%                                        114     21,497,075           3.54      7.870         353      63.36
65.01% - 70.00%                                        167     31,761,204           5.23      8.019         353      68.97
70.01% - 75.00%                                        267     48,642,089           8.01      7.856         354      74.09
75.01% - 80.00%                                      1,378    247,234,764          40.72      7.091         354      79.82
80.01% - 85.00%                                        252     47,840,789           7.88      7.148         353      84.59
85.01% - 90.00%                                        843    152,762,695          25.16      7.200         354      89.85
90.01% - 95.00%                                         41      9,133,598           1.50      7.410         354      94.94
95.01% - 100.00%                                        87     15,890,275           2.62      8.133         354      99.98
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 80.32%



9. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
Range                                              Number      Cut-off        Cut-off      Average     Average    Weighted
of                                                   of          Date           Date        Gross     Remaining   Average
Gross                                             Mortgage    Principal      Principal     Interest     Term      Original
Margins (%)                                        Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       323     56,760,833           9.35      7.334         347      78.24
5.501% - 6.000%                                         10      2,762,363           0.45      4.981         354      80.53
6.001% - 6.500%                                         54     12,622,626           2.08      5.416         354      80.32
6.501% - 7.000%                                      2,948    534,808,002          88.08      7.374         354      80.54
7.501% - 8.000%                                          1         99,570           0.02      7.750         354      74.07
8.501% - 9.000%                                          1        123,375           0.02      7.350         354      80.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.840%
Maximum: 8.990%
Non-Zero Weighted Average: 6.958%


10. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
Range                                                         Aggregate      Aggregate     Weighted   Weighted
of                                                 Number      Cut-off        Cut-off      Average     Average    Weighted
Minimum                                              of          Date           Date        Gross     Remaining   Average
Mortgage                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       323     56,760,833           9.35      7.334         347      78.24
4.501% - 5.000%                                         10      2,762,363           0.45      4.981         354      80.53
5.001% - 5.500%                                         48     11,438,427           1.88      5.402         354      80.20
5.501% - 6.000%                                        197     41,982,668           6.91      5.860         354      79.75
6.001% - 6.500%                                        361     73,937,289          12.18      6.325         354      80.23
6.501% - 7.000%                                        572    115,885,550          19.09      6.808         354      81.11
7.001% - 7.500%                                        543    101,578,979          16.73      7.323         354      82.05
7.501% - 8.000%                                        508     86,196,165          14.20      7.807         354      81.60
8.001% - 8.500%                                        330     51,984,965           8.56      8.313         354      82.76
8.501% - 9.000%                                        231     34,372,257           5.66      8.789         354      77.84
9.001% - 9.500%                                         93     12,720,184           2.09      9.279         354      75.50
9.501% - 10.000%                                        56      8,303,321           1.37      9.750         354      72.06
10.001% - 10.500%                                       30      3,857,071           0.64     10.239         354      69.97
10.501% - 11.000%                                       18      3,273,973           0.54     10.815         354      61.89
11.001% - 11.500%                                       12      1,449,686           0.24     11.382         354      60.74
11.501% - 12.000%                                        4        620,913           0.10     11.886         354      62.17
12.501% - 13.000%                                        1         52,124           0.01     12.850         354      60.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.890%
Maximum: 12.850%
Non-Zero Weighted Average: 7.318%


11. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
Range                                                         Aggregate      Aggregate     Weighted   Weighted
of                                                 Number      Cut-off        Cut-off      Average     Average    Weighted
Maximum                                              of          Date           Date        Gross     Remaining   Average
Mortgage                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       323     56,760,833           9.35      7.334         347      78.24
11.501% - 12.000%                                       10      2,762,363           0.45      4.981         354      80.53
12.001% - 12.500%                                       48     11,438,427           1.88      5.402         354      80.20
12.501% - 13.000%                                      197     41,982,668           6.91      5.860         354      79.75
13.001% - 13.500%                                      361     73,869,401          12.17      6.324         354      80.23
13.501% - 14.000%                                      570    115,670,262          19.05      6.807         354      81.11
14.001% - 14.500%                                      545    101,862,155          16.78      7.323         354      82.05
14.501% - 15.000%                                      507     86,075,979          14.18      7.806         354      81.58
15.001% - 15.500%                                      331     52,105,150           8.58      8.312         354      82.78
15.501% - 16.000%                                      231     34,372,257           5.66      8.789         354      77.84
16.001% - 16.500%                                       93     12,720,184           2.09      9.279         354      75.50
16.501% - 17.000%                                       56      8,303,321           1.37      9.750         354      72.06
17.001% - 17.500%                                       30      3,857,071           0.64     10.239         354      69.97
17.501% - 18.000%                                       18      3,273,973           0.54     10.815         354      61.89
18.001% - 18.500%                                       12      1,449,686           0.24     11.382         354      60.74
18.501% - 19.000%                                        4        620,913           0.10     11.886         354      62.17
19.501% - 20.000%                                        1         52,124           0.01     12.850         354      60.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.890%
Maximum: 19.850%
Non-Zero Weighted Average: 14.318%


12. Initial Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
                                                  Mortgage    Principal      Principal     Interest     Term      Original
Initial Cap (%)                                    Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       323     56,760,833           9.35      7.334         347      78.24
3.000%                                               3,013    550,307,685          90.65      7.318         354      80.53
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,336    607,068,518         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.001%


13. Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
Periodic                                          Mortgage    Principal      Principal     Interest     Term      Original
Cap (%)                                            Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       323     56,760,833           9.35      7.334         347      78.24
1.000%                                                   1        197,239           0.03      6.990         353      80.00
1.500%                                               3,013    550,218,696          90.62      7.318         354      80.53
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


14. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
Next                                               Number      Cut-off        Cut-off      Average     Average    Weighted
Rate                                                 of          Date           Date        Gross     Remaining   Average
Adjustment                                        Mortgage    Principal      Principal     Interest     Term      Original
Dates                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       323     56,760,833           9.35      7.334         347      78.24
Apr-06                                                   3        884,674           0.15      6.649         348      86.62
May-06                                                   5        959,878           0.16      6.736         349      83.62
Jun-06                                                  10      1,894,738           0.31      7.309         350      83.21
Jul-06                                                  25      4,189,967           0.69      7.793         351      81.09
Aug-06                                                  48      8,398,023           1.38      7.583         352      78.52
Sep-06                                                 256     46,947,819           7.73      7.400         353      79.58
Oct-06                                               1,451    265,094,773          43.66      7.354         354      80.40
Nov-06                                               1,058    191,767,470          31.58      7.288         355      81.01
Aug-07                                                   1         67,125           0.01      7.950         352      90.00
Sep-07                                                   8      1,979,743           0.33      6.716         353      87.56
Oct-07                                                  48      9,129,351           1.50      7.232         354      78.67
Nov-07                                                  33      6,479,034           1.07      6.777         355      81.69
Sep-09                                                   5        924,621           0.15      6.442         353      76.59
Oct-09                                                  38      7,207,841           1.19      6.774         354      78.41
Nov-09                                                  25      4,490,880           0.74      7.148         355      81.11
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-11-13


15. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
Geographical                                      Mortgage    Principal      Principal     Interest     Term      Original
Distribution                                       Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
California                                             622    139,475,693          22.97      6.949         353      77.10
New York                                               300     75,987,707          12.51      7.280         352      80.03
Florida                                                341     49,003,774           8.07      7.605         354      81.92
New Jersey                                             224     46,768,426           7.70      7.641         354      77.66
Illinois                                               270     45,519,024           7.50      7.482         354      82.39
Maryland                                               168     29,390,075           4.84      7.299         354      81.53
Massachusetts                                           84     20,999,601           3.46      7.262         354      80.53
Georgia                                                135     19,283,670           3.18      7.411         354      85.42
Virginia                                                99     17,175,182           2.83      7.688         354      79.98
Nevada                                                  78     15,471,800           2.55      7.169         354      80.34
Connecticut                                             75     13,563,409           2.23      7.514         354      81.22
Other                                                  941    134,538,407          22.16      7.404         354      82.37
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44


16. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
                                                  Mortgage    Principal      Principal     Interest     Term      Original
Occupancy                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Primary                                              2,960    546,567,698          90.02      7.288         354      79.92
Investment                                             342     54,458,074           8.97      7.613         352      84.05
Second Home                                             35      6,150,996           1.01      7.445         347      82.72
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------


17. Property Types

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
Property                                          Mortgage    Principal      Principal     Interest     Term      Original
Types                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              2,826    492,615,428          81.13      7.319         354      80.07
2-4 Family                                             332     82,610,817          13.61      7.293         354      81.62
Condo                                                  179     31,950,523           5.26      7.389         353      80.82
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
Loan                                              Mortgage    Principal      Principal     Interest     Term      Original
Purpose                                            Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  1,791    333,085,117          54.86      7.438         353      77.07
Purchase                                             1,531    271,296,765          44.68      7.172         354      84.34
Refinance - Rate Term                                   15      2,794,886           0.46      7.512         354      77.54
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
Documentation                                     Mortgage    Principal      Principal     Interest     Term      Original
Level                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                   2,509    442,865,365          72.94      7.146         354      81.41
Stated Documentation                                   761    150,432,124          24.78      7.824         353      76.89
Easy Documentation                                      67     13,879,279           2.29      7.349         354      82.65
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
Original                                           Number      Cut-off        Cut-off      Average     Average    Weighted
Prepayment                                           of          Date           Date        Gross     Remaining   Average
Penalty                                           Mortgage    Principal      Principal     Interest     Term      Original
Term (months)                                      Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
0                                                      569     99,504,964          16.39      7.550         354      80.67
12                                                     490    100,723,388          16.59      7.442         352      80.56
24                                                   1,965    353,146,536          58.16      7.248         354      80.30
36                                                     313     53,801,879           8.86      7.130         352      79.30
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


21. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
Lien                                              Mortgage    Principal      Principal     Interest     Term      Original
Position                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
1st Lien                                             3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------



22. FICO Score

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Weighted
                                                     of          Date           Date        Gross     Remaining   Average
FICO                                              Mortgage    Principal      Principal     Interest     Term      Original
Score                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
500 - 500                                               11      1,933,013           0.32      8.925         355      72.62
501 - 520                                              228     40,469,677           6.67      8.488         354      73.20
521 - 540                                              298     51,205,764           8.43      8.250         352      73.58
541 - 560                                              375     67,813,616          11.17      7.690         354      77.70
561 - 580                                              350     62,171,864          10.24      7.563         354      81.26
581 - 600                                              509     91,349,157          15.04      7.086         354      80.19
601 - 620                                              466     84,833,334          13.97      6.965         354      80.77
621 - 640                                              349     63,614,418          10.48      6.913         354      82.83
641 - 660                                              259     48,694,879           8.02      6.981         353      83.21
661 - 680                                              193     36,661,965           6.04      6.900         353      83.93
681 - 700                                              110     21,109,061           3.48      6.769         354      84.39
701 - 720                                               82     16,038,150           2.64      6.907         349      85.71
721 - 740                                               41      8,461,321           1.39      6.630         354      85.28
741 - 760                                               39      7,164,057           1.18      7.035         354      88.81
761 - 780                                               17      3,801,329           0.63      6.614         354      87.59
781 - 800                                               10      1,855,162           0.31      6.904         354      82.45
--------------------------------------------------------------------------------------------------------------------------
Total:                                               3,337    607,176,768         100.00      7.319         354      80.32
--------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 792
Weighted Average: 602

                                    BARCLAYS
                              Fremont Mortgage Corp
                                  SABR2005-FR1
                                    Group II
                                  1,259 records
                              Balance: 266,091,549


Selection Criteria: Group II
Table of Contents




1. Prosup Statistics

Cut-off date principal balance of group mortgage loans: $266,091,549
Fixed: 16.81%
Adjustable: 83.19%
:
1st Lien: 90.01%
2nd Lien: 9.99%
:
Mortgage Rates:
Minimum Coupon: 4.990%
Maximum Coupon: 13.750%
Weighted Average: 7.177%
:
Gross Margin:
Minimum: 5.940%
Maximum: 6.990%
Weighted Average: 6.922%
:
Minimum Rates:
Minimum: 4.990%
Maximum: 11.150%
Weighted Average: 6.782%
:
Maximum Rates:
Minimum: 11.990%
Maximum: 18.150%
Weighted Average: 13.783%
:
Current Principal Balance:
Maximum Balance: $900,000
Minimum Balance: $3,171
Average Current Principal Balance: $211,352
:
Original Combined loan-to-value Ratios:
Minimum: 35.00%
Maximum: 100.00%
Weighted Average: 82.84%
:
Weighted average next adjustment date of adjustable rate: 2006-11-24
:
Weighted average remaining term to stated maturity: 350
:
Geographic Concentration: CA(49.52%),NY(13.19%),NJ(7.79%),FL(5.39%),MD(4.31%)
:
% LTV > 80: 44.53%
:
Geographic Concentration: 95762(0.81%)
:
% 30-59 Days Delinquent: 0.79%
:
Latest Maturity Date: 2034-11-01





2. Termsheet Statistics

Cut-off date principal balance of group mortgage loans: $266,091,549
Cut-off date principal balance of group fixed-rate mortgage loans: $44,725,391 Cut-off date principal balance of group adjustable-rate mortgage loans:
$221,366,158
Mortgage Rates:
Weighted Average: 7.177%
Maximum Coupon: 13.750%
Minimum Coupon: 4.990%
Adjustable-rate Margin:
Weighted Average: 6.922%
Maximum Margin: 6.990%
Minimum Margin: 5.940%
Weighted Average Months to Roll: 20
Weighted average remaining term to maturity (in months): 350
Weighted average remaining interest-only term of interest-only loans (in months): 19



3. Product Types

--------------------------------------------------------------------------------------------------------------------------
                                                                               % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Product                                           Mortgage    Principal      Principal     Interest     Term      Original
Types                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                          21       $176,747           0.07     11.860          54      94.53
Fixed - 10 Year                                        209      2,140,448           0.80     11.800         114      95.33
Fixed - 15 Year                                         77      1,492,399           0.56     11.591         175      95.86
Fixed - 20 Year                                        105      3,512,323           1.32     10.149         234      95.04
Fixed - 30 Year                                        381     37,403,474          14.06      8.767         354      90.63
ARM - 2 Year/6 Month LIBOR                             350    164,167,004          61.70      6.910         354      80.58
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         89     43,489,016          16.34      6.333         354      83.22
ARM - 3 Year/6 Month LIBOR                              12      6,169,852           2.32      6.806         355      83.29
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          4      2,335,485           0.88      6.229         355      80.00
ARM - 5 Year/6 Month LIBOR                              11      5,204,801           1.96      6.734         354      78.22
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,548         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------


4. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Average
Gross                                                of          Date           Date        Gross     Remaining   Combined
Interest                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                          1       $373,256           0.14      4.990         354      80.00
5.000% - 5.999%                                         83     39,892,855          14.99      5.672         353      78.79
6.000% - 6.999%                                        255    123,786,154          46.52      6.588         354      81.07
7.000% - 7.999%                                        139     62,848,719          23.62      7.496         354      81.91
8.000% - 8.999%                                         83     13,790,445           5.18      8.575         352      86.81
9.000% - 9.999%                                         86      6,027,068           2.27      9.458         338      97.03
10.000% - 10.999%                                      132      6,635,568           2.49     10.591         332      99.47
11.000% - 11.999%                                      257      8,885,897           3.34     11.421         310      97.87
12.000% - 12.999%                                      205      3,420,345           1.29     12.343         220      97.10
13.000% - 13.999%                                       18        431,243           0.16     13.097         254      97.76
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 13.750%
Weighted Average: 7.177%


5. Range of Cut-off Date Principal Balances ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Average
Cut-off                                              of          Date           Date        Gross     Remaining   Combined
Date Principal                                    Mortgage    Principal      Principal     Interest     Term      Original
Balances ($)                                       Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                           369     $4,785,479           1.80     11.576         163      96.50
$25,001 - $50,000                                      206      7,401,734           2.78     10.710         334      99.74
$50,001 - $75,000                                       99      6,025,424           2.26     10.498         347      99.41
$75,001 - $100,000                                      39      3,325,336           1.25     10.648         345      99.25
$100,001 - $125,000                                     29      3,253,305           1.22     10.504         342      99.62
$125,001 - $150,000                                     12      1,632,012           0.61     10.035         355     100.00
$150,001 - $175,000                                      1        169,432           0.06      8.990         354     100.00
$350,001 - $375,000                                     60     21,940,626           8.25      6.998         354      81.17
$375,001 - $400,000                                     69     26,731,568          10.05      6.727         354      80.87
$400,001 - $425,000                                     76     31,328,446          11.77      6.887         354      80.69
$425,001 - $450,000                                     54     23,609,412           8.87      6.842         354      80.03
$450,001 - $475,000                                     43     19,904,560           7.48      6.641         354      82.62
$475,001 - $500,000                                     75     36,817,258          13.84      6.827         354      77.01
$500,001 - $750,000                                    113     67,765,153          25.47      6.746         354      84.26
$750,001 - $1,000,000                                   14     11,401,803           4.28      6.387         354      75.38
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Minimum: $3,171
Maximum: $900,000
Average: $211,352




6. Original Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
Original                                             of          Date           Date        Gross     Remaining   Combined
Terms                                             Mortgage    Principal      Principal     Interest     Term      Original
(months)                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
60                                                      21       $176,747           0.07     11.860          54      94.53
120                                                    209      2,140,448           0.80     11.800         114      95.33
180                                                     77      1,492,399           0.56     11.591         175      95.86
240                                                    105      3,512,323           1.32     10.149         234      95.04
360                                                    847    258,769,632          97.25      7.069         354      82.49
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 355


7. Range of Remaining Terms (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Average
Remaining                                            of          Date           Date        Gross     Remaining   Combined
Terms                                             Mortgage    Principal      Principal     Interest     Term      Original
(months)                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
1 - 60                                                  21       $176,747           0.07     11.860          54      94.53
61 - 120                                               209      2,140,448           0.80     11.800         114      95.33
121 - 180                                               77      1,492,399           0.56     11.591         175      95.86
181 - 240                                              105      3,512,323           1.32     10.149         234      95.04
301 - 360                                              847    258,769,632          97.25      7.069         354      82.49
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Minimum: 53
Maximum: 355
Weighted Average: 350


8. Range of Combined Original LTV Ratios (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range of                                           Number      Cut-off        Cut-off      Average     Average    Average
Combined                                             of          Date           Date        Gross     Remaining   Combined
Original                                          Mortgage    Principal      Principal     Interest     Term      Original
LTV Ratios (%)                                     Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
30.01% - 35.00%                                          1       $487,283           0.18      7.000         354      35.00
35.01% - 40.00%                                          1        497,251           0.19      6.500         354      39.06
40.01% - 45.00%                                          2      1,332,104           0.50      6.759         355      41.95
45.01% - 50.00%                                          3      2,065,034           0.78      6.817         355      48.29
50.01% - 55.00%                                          4      1,871,617           0.70      6.162         354      51.80
55.01% - 60.00%                                          7      2,982,830           1.12      6.884         354      57.98
60.01% - 65.00%                                         19      8,661,226           3.25      7.238         354      62.94
65.01% - 70.00%                                         17      7,149,024           2.69      7.044         355      68.99
70.01% - 75.00%                                         35     16,468,314           6.19      6.804         350      73.92
75.01% - 80.00%                                        225    106,075,354          39.86      6.583         354      79.63
80.01% - 85.00%                                         61     24,347,870           9.15      6.837         353      84.58
85.01% - 90.00%                                        122     52,081,215          19.57      6.800         354      89.73
90.01% - 95.00%                                        271     10,063,951           3.78      8.854         294      94.46
95.01% - 100.00%                                       491     32,008,474          12.03      9.832         338      99.82
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,548         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Minimum: 35.00%
Maximum: 100.00%
Weighted Average: 82.84%


9. Range of Gross Margins (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Range                                              Number      Cut-off        Cut-off      Average     Average    Average
of                                                   of          Date           Date        Gross     Remaining   Combined
Gross                                             Mortgage    Principal      Principal     Interest     Term      Original
Margins (%)                                        Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       793    $44,725,391          16.81      9.127         326      91.39
5.501% - 6.000%                                          5      2,462,926           0.93      5.016         355      77.23
6.001% - 6.500%                                         24     11,210,581           4.21      5.376         355      78.77
6.501% - 7.000%                                        437    207,692,650          78.05      6.879         354      81.28
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.940%
Maximum: 6.990%
Non-Zero Weighted Average: 6.922%


10. Range of Minimum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
Range                                                         Aggregate      Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off        Cut-off      Average     Average    Average
Minimum                                              of          Date           Date        Gross     Remaining   Combined
Mortgage                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       793    $44,725,391          16.81      9.127         326      91.39
4.501% - 5.000%                                          3      1,595,226           0.60      4.998         355      74.42
5.001% - 5.500%                                         24     11,284,548           4.24      5.338         355      78.96
5.501% - 6.000%                                         59     28,337,295          10.65      5.845         355      78.90
6.001% - 6.500%                                         92     45,074,580          16.94      6.318         354      79.75
6.501% - 7.000%                                        137     65,921,947          24.77      6.804         354      81.60
7.001% - 7.500%                                         71     31,897,874          11.99      7.301         354      81.49
7.501% - 8.000%                                         56     26,334,362           9.90      7.806         354      84.09
8.001% - 8.500%                                         11      4,716,400           1.77      8.328         354      82.59
8.501% - 9.000%                                         10      5,054,067           1.90      8.889         354      87.92
9.001% - 9.500%                                          1        363,890           0.14      9.450         354     100.00
9.501% - 10.000%                                         1        420,794           0.16      9.750         354      64.92
11.001% - 11.500%                                        1        365,174           0.14     11.150         354      65.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.990%
Maximum: 11.150%
Non-Zero Weighted Average: 6.782%


11. Range of Maximum Mortgage Rates (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
Range                                                         Aggregate      Aggregate     Weighted   Weighted    Weighted
of                                                 Number      Cut-off        Cut-off      Average     Average    Average
Maximum                                              of          Date           Date        Gross     Remaining   Combined
Mortgage                                          Mortgage    Principal      Principal     Interest     Term      Original
Rates (%)                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       793    $44,725,391          16.81      9.127         326      91.39
11.501% - 12.000%                                        3      1,595,226           0.60      4.998         355      74.42
12.001% - 12.500%                                       24     11,284,548           4.24      5.338         355      78.96
12.501% - 13.000%                                       59     28,337,295          10.65      5.845         355      78.90
13.001% - 13.500%                                       93     45,489,775          17.10      6.318         354      79.75
13.501% - 14.000%                                      136     65,506,753          24.62      6.807         354      81.61
14.001% - 14.500%                                       71     31,897,874          11.99      7.301         354      81.49
14.501% - 15.000%                                       55     25,718,920           9.67      7.799         354      83.83
15.001% - 15.500%                                       12      5,331,842           2.00      8.302         354      84.03
15.501% - 16.000%                                       10      5,054,067           1.90      8.889         354      87.92
16.001% - 16.500%                                        1        363,890           0.14      9.450         354     100.00
16.501% - 17.000%                                        1        420,794           0.16      9.750         354      64.92
18.001% - 18.500%                                        1        365,174           0.14     11.150         354      65.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.990%
Maximum: 18.150%
Non-Zero Weighted Average: 13.783%


12. Initial Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
                                                  Mortgage    Principal      Principal     Interest     Term      Original
Initial Cap (%)                                    Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       793    $44,725,391          16.81      9.127         326      91.39
3.000%                                                 466    221,366,158          83.19      6.783         354      81.11
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%


13. Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Periodic                                          Mortgage    Principal      Principal     Interest     Term      Original
Cap (%)                                            Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       793    $44,725,391          16.81      9.127         326      91.39
1.500%                                                 466    221,366,158          83.19      6.783         354      81.11
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


14. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Next                                               Number      Cut-off        Cut-off      Average     Average    Average
Rate                                                 of          Date           Date        Gross     Remaining   Combined
Adjustment                                        Mortgage    Principal      Principal     Interest     Term      Original
Dates                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       793    $44,725,391          16.81      9.127         326      91.39
July 2006                                                1        384,000           0.14      6.650         351      80.00
August 2006                                              7      3,657,803           1.37      6.846         352      80.86
September 2006                                          28     12,424,150           4.67      6.965         353      83.30
October 2006                                           173     79,202,994          29.77      6.917         354      80.22
November 2006                                          230    111,987,073          42.09      6.678         355      81.54
October 2007                                             6      2,840,910           1.07      6.405         354      76.79
November 2007                                           10      5,664,427           2.13      6.769         355      85.20
September 2009                                           1        540,151           0.20      6.350         353      75.00
October 2009                                             4      1,606,678           0.60      6.171         354      68.47
November 2009                                            6      3,057,972           1.15      7.098         355      83.91
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,548         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-11-24


15. Geographical Distribution

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Geographical                                      Mortgage    Principal      Principal     Interest     Term      Original
Distribution                                       Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
California                                             409   $131,760,788          49.52      6.933         353      81.37
New York                                               119     35,087,606          13.19      7.132         351      83.23
New Jersey                                              58     20,736,661           7.79      7.223         349      84.39
Florida                                                 97     14,345,155           5.39      7.487         345      83.62
Maryland                                                73     11,465,664           4.31      7.520         347      84.18
Massachusetts                                           33      7,187,345           2.70      7.455         350      78.80
Virginia                                                33      6,224,296           2.34      7.169         350      82.09
Illinois                                                55      5,192,107           1.95      7.848         341      85.04
Nevada                                                  21      4,665,920           1.75      6.637         351      80.01
Georgia                                                 50      3,557,810           1.34      7.785         334      88.93
Connecticut                                             26      3,358,697           1.26      7.101         346      82.30
Other                                                  285     22,509,501           8.46      8.040         338      88.88
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40


16. Occupancy

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
                                                  Mortgage    Principal      Principal     Interest     Term      Original
Occupancy                                          Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Primary                                              1,135   $250,871,640          94.28      7.170         350      82.78
Investment                                             108      9,880,194           3.71      7.697         334      85.15
Second Home                                             16      5,339,714           2.01      6.509         352      81.07
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------


17. Property Types

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Property                                          Mortgage    Principal      Principal     Interest     Term      Original
Types                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              1,119   $242,875,819          91.28      7.140         350      82.48
2-4 Family                                              93     15,900,263           5.98      7.515         346      86.00
Condo                                                   47      7,315,467           2.75      7.639         348      87.84
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------


18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Loan                                              Mortgage    Principal      Principal     Interest     Term      Original
Purpose                                            Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Purchase                                               841   $139,388,859          52.38      7.434         348      87.04
Refinance - Cashout                                    417    126,691,948          47.61      6.893         351      78.22
Refinance - Rate Term                                    1         10,742           0.00     10.990         115      95.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------


19. Documentation Level

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Documentation                                     Mortgage    Principal      Principal     Interest     Term      Original
Level                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                     907   $151,111,823          56.79      7.076         347      84.40
Stated Documentation                                   335    109,457,450          41.14      7.320         353      80.95
Easy Documentation                                      17      5,522,276           2.08      7.075         352      77.62
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------


20. Original Prepayment Penalty Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
Original                                           Number      Cut-off        Cut-off      Average     Average    Average
Prepayment                                           of          Date           Date        Gross     Remaining   Combined
Penalty                                           Mortgage    Principal      Principal     Interest     Term      Original
Term (months)                                      Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
0                                                      281    $40,552,607          15.24      7.635         344      83.20
12                                                     168     45,454,934          17.08      7.243         351      83.22
24                                                     742    164,905,769          61.97      7.087         351      82.75
36                                                      68     15,178,240           5.70      6.729         352      81.70
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


21. Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
Lien                                              Mortgage    Principal      Principal     Interest     Term      Original
Position                                           Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
1st Lien                                               504   $239,498,827          90.01      6.782         354      81.04
2nd Lien                                               755     26,592,722           9.99     10.733         310      99.02
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------


22. FICO Score

--------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                              Aggregate      Aggregate     Weighted   Weighted    Weighted
                                                   Number      Cut-off        Cut-off      Average     Average    Average
                                                     of          Date           Date        Gross     Remaining   Combined
FICO                                              Mortgage    Principal      Principal     Interest     Term      Original
Score                                              Loans     Balance ($)      Balance      Rate (%)   (months)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------
500 - 500                                                1       $360,019           0.14      7.990         355      85.00
501 - 520                                               11      4,574,738           1.72      8.053         355      74.62
521 - 540                                               18      6,929,365           2.60      7.646         354      72.78
541 - 560                                               81     19,394,157           7.29      7.343         349      76.46
561 - 580                                              105     20,171,204           7.58      7.218         347      79.96
581 - 600                                              169     33,895,118          12.74      7.189         348      82.16
601 - 620                                              241     46,510,683          17.48      7.213         349      83.46
621 - 640                                              172     33,835,094          12.72      7.153         350      83.64
641 - 660                                              158     34,037,001          12.79      7.099         351      85.65
661 - 680                                              127     23,986,495           9.01      7.045         349      84.42
681 - 700                                               67     17,229,677           6.48      7.039         351      84.82
701 - 720                                               45     10,820,358           4.07      6.942         351      85.21
721 - 740                                               27      5,252,004           1.97      6.880         349      85.61
741 - 760                                               23      4,842,756           1.82      7.201         351      86.50
761 - 780                                               11      3,057,204           1.15      7.023         352      88.50
781 - 800                                                3      1,195,674           0.45      6.905         354      93.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                               1,259   $266,091,549         100.00      7.177         350      82.84
--------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 798
Weighted Average: 627

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group II
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 1,259
Aggregate Principal Balance ($): 266,091,549
Weighted Average Current Mortgage Rate (%): 7.177
Non-Zero Weighted Average Margin (%): 6.922
Non-Zero Weighted Average Maximum Rate (%): 13.783
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 355
Weighted Average Stated Remaining Term (months): 350
Weighted Average Combined Original LTV (%): 82.84
% First Liens: 90.01
% Owner Occupied: 94.28
% Purchase: 52.38
% Full Documentation: 56.79
Non-Zero Weighted Average FICO Score: 627
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage    Weighted     Weighted
                                                                          Loan Pool by     Average      Average       Weighted
                                     Number of           Aggregate           Aggregate       Gross    Remaining        Average
Product                               Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Types                                    Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                              21            $176,747                0.07%     11.860%          54          94.53%
Fixed - 10 Year                            209           2,140,448                0.80      11.800          114          95.33
Fixed - 15 Year                             77           1,492,399                0.56      11.591          175          95.86
Fixed - 20 Year                            105           3,512,323                1.32      10.149          234          95.04
Fixed - 30 Year                            381          37,403,474               14.06       8.767          354          90.63
ARM - 2 Year/6 Month LIBOR                 350         164,167,004               61.70       6.910          354          80.58
ARM - 2 Year/6 Month LIBOR/
2 Year Interest Only                        89          43,489,016               16.34       6.333          354          83.22
ARM - 3 Year/6 Month LIBOR                  12           6,169,852                2.32       6.806          355          83.29
ARM - 3 Year/6 Month LIBOR/
3 Year Interest Only                         4           2,335,485                0.88       6.229          355          80.00
ARM - 5 Year/6 Month LIBOR                  11           5,204,801                1.96       6.734          354          78.22
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,259        $266,091,548              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage    Weighted     Weighted
Range of                                                                  Loan Pool by     Average      Average       Weighted
Gross                                Number of           Aggregate           Aggregate       Gross    Remaining        Average
Interest                              Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                              1            $373,256                0.14%      4.990%         354          80.00%
5.000% - 5.999%                             83          39,892,855               14.99       5.672          353          78.79
6.000% - 6.999%                            255         123,786,154               46.52       6.588          354          81.07
7.000% - 7.999%                            139          62,848,719               23.62       7.496          354          81.91
8.000% - 8.999%                             83          13,790,445                5.18       8.575          352          86.81
9.000% - 9.999%                             86           6,027,068                2.27       9.458          338          97.03
10.000% - 10.999%                          132           6,635,568                2.49      10.591          332          99.47
11.000% - 11.999%                          257           8,885,897                3.34      11.421          310          97.87
12.000% - 12.999%                          205           3,420,345                1.29      12.343          220          97.10
13.000% - 13.999%                           18             431,243                0.16      13.097          254          97.76
-------------------------------------------------------------------------------------------------------------------------------

Total:                                   1,259        $266,091,549              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.990%
Maximum: 13.750%
Weighted Average: 7.177%
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 1  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group II
================================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage    Weighted     Weighted
Range of                                                                  Loan Pool by     Average      Average       Weighted
Cut-off                              Number of           Aggregate           Aggregate       Gross    Remaining        Average
Date Principal                        Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Balances ($)                             Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                               369          $4,785,479                1.80%     11.576%         163          96.50%
$25,001 - $50,000                          206           7,401,734                2.78      10.710          334          99.74
$50,001 - $75,000                           99           6,025,424                2.26      10.498          347          99.41
$75,001 - $100,000                          39           3,325,336                1.25      10.648          345          99.25
$100,001 - $125,000                         29           3,253,305                1.22      10.504          342          99.62
$125,001 - $150,000                         12           1,632,012                0.61      10.035          355         100.00
$150,001 - $175,000                          1             169,432                0.06       8.990          354         100.00
$350,001 - $375,000                         60          21,940,626                8.25       6.998          354          81.17
$375,001 - $400,000                         69          26,731,568               10.05       6.727          354          80.87
$400,001 - $425,000                         76          31,328,446               11.77       6.887          354          80.69
$425,001 - $450,000                         54          23,609,412                8.87       6.842          354          80.03
$450,001 - $475,000                         43          19,904,560                7.48       6.641          354          82.62
$475,001 - $500,000                         75          36,817,258               13.84       6.827          354          77.01
$500,001 - $750,000                        113          67,765,153               25.47       6.746          354          84.26
$750,001 - $1,000,000                       14          11,401,803                4.28       6.387          354          75.38
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,259        $266,091,549              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------
Minimum: $3,171
Maximum: $900,000
Average: $211,352
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage    Weighted     Weighted
                                                                          Loan Pool by     Average      Average       Weighted
Original                             Number of           Aggregate           Aggregate       Gross    Remaining        Average
Terms                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
(month)                                  Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
60                                          21            $176,747                0.07%     11.860%          54          94.53%
120                                        209           2,140,448                0.80      11.800          114          95.33
180                                         77           1,492,399                0.56      11.591          175          95.86
240                                        105           3,512,323                1.32      10.149          234          95.04
360                                        847         258,769,632               97.25       7.069          354          82.49
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,259        $266,091,549              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 355
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage    Weighted     Weighted
Range of                                                                  Loan Pool by     Average      Average       Weighted
Remaining                            Number of           Aggregate           Aggregate       Gross    Remaining        Average
Terms                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
(month)                                  Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
1 - 60                                      21            $176,747                0.07%     11.860%          54          94.53%
61 - 120                                   209           2,140,448                0.80      11.800          114          95.33
121 - 180                                   77           1,492,399                0.56      11.591          175          95.86
181 - 240                                  105           3,512,323                1.32      10.149          234          95.04
301 - 360                                  847         258,769,632               97.25       7.069          354          82.49
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,259        $266,091,549              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 53
Maximum: 355
Weighted Average: 350
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 2  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group II
================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage    Weighted     Weighted
Range of                                                                  Loan Pool by     Average      Average       Weighted
Combined                             Number of           Aggregate           Aggregate       Gross    Remaining        Average
Original                              Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
LTV Ratios (%)                           Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
30.01% - 35.00%                              1            $487,283                0.18%      7.000%         354          35.00%
35.01% - 40.00%                              1             497,251                0.19       6.500          354          39.06
40.01% - 45.00%                              2           1,332,104                0.50       6.759          355          41.95
45.01% - 50.00%                              3           2,065,034                0.78       6.817          355          48.29
50.01% - 55.00%                              4           1,871,617                0.70       6.162          354          51.80
55.01% - 60.00%                              7           2,982,830                1.12       6.884          354          57.98
60.01% - 65.00%                             19           8,661,226                3.25       7.238          354          62.94
65.01% - 70.00%                             17           7,149,024                2.69       7.044          355          68.99
70.01% - 75.00%                             35          16,468,314                6.19       6.804          350          73.92
75.01% - 80.00%                            225         106,075,354               39.86       6.583          354          79.63
80.01% - 85.00%                             61          24,347,870                9.15       6.837          353          84.58
85.01% - 90.00%                            122          52,081,215               19.57       6.800          354          89.73
90.01% - 95.00%                            271          10,063,951                3.78       8.854          294          94.46
95.01% - 100.00%                           491          32,008,474               12.03       9.832          338          99.82
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,259        $266,091,548              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 35.00%
Maximum: 100.00%
Weighted Average: 82.84%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage    Weighted     Weighted
Range                                                                     Loan Pool by     Average      Average       Weighted
of                                   Number of           Aggregate           Aggregate       Gross    Remaining        Average
Gross                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Margins (%)                              Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                           793         $44,725,391               16.81%      9.127%         326          91.39%
5.501% - 6.000%                              5           2,462,926                0.93       5.016          355          77.23
6.001% - 6.500%                             24          11,210,581                4.21       5.376          355          78.77
6.501% - 7.000%                            437         207,692,650               78.05       6.879          354          81.28
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,259        $266,091,549              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.940%
Maximum: 6.990%
Non-Zero Weighted Average: 6.922%
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Range                                                                    % of Mortgage    Weighted     Weighted
of                                                                        Loan Pool by     Average      Average       Weighted
Minimum                              Number of           Aggregate           Aggregate       Gross    Remaining        Average
Mortgage                              Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                           793         $44,725,391               16.81%      9.127%         326          91.39%
4.501% - 5.000%                              3           1,595,226                0.60       4.998          355          74.42
5.001% - 5.500%                             24          11,284,548                4.24       5.338          355          78.96
5.501% - 6.000%                             59          28,337,295               10.65       5.845          355          78.90
6.001% - 6.500%                             92          45,074,580               16.94       6.318          354          79.75
6.501% - 7.000%                            137          65,921,947               24.77       6.804          354          81.60
7.001% - 7.500%                             71          31,897,874               11.99       7.301          354          81.49
7.501% - 8.000%                             56          26,334,362                9.90       7.806          354          84.09
8.001% - 8.500%                             11           4,716,400                1.77       8.328          354          82.59
8.501% - 9.000%                             10           5,054,067                1.90       8.889          354          87.92
9.001% - 9.500%                              1             363,890                0.14       9.450          354         100.00
9.501% - 10.000%                             1             420,794                0.16       9.750          354          64.92
11.001% - 11.500%                            1             365,174                0.14      11.150          354          65.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,259        $266,091,549              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.990%
Maximum: 11.150%
Non-Zero Weighted Average: 6.782%
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 3  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group II
================================================================================


-------------------------------------------------------------------------------------------------------------------------------
Range                                                                    % of Mortgage    Weighted     Weighted
of                                                                        Loan Pool by     Average      Average       Weighted
Maximum                              Number of           Aggregate           Aggregate       Gross    Remaining        Average
Mortgage                              Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                           793         $44,725,391               16.81%      9.127%         326          91.39%
11.501% - 12.000%                            3           1,595,226                0.60       4.998          355          74.42
12.001% - 12.500%                           24          11,284,548                4.24       5.338          355          78.96
12.501% - 13.000%                           59          28,337,295               10.65       5.845          355          78.90
13.001% - 13.500%                           93          45,489,775               17.10       6.318          354          79.75
13.501% - 14.000%                          136          65,506,753               24.62       6.807          354          81.61
14.001% - 14.500%                           71          31,897,874               11.99       7.301          354          81.49
14.501% - 15.000%                           55          25,718,920                9.67       7.799          354          83.83
15.001% - 15.500%                           12           5,331,842                2.00       8.302          354          84.03
15.501% - 16.000%                           10           5,054,067                1.90       8.889          354          87.92
16.001% - 16.500%                            1             363,890                0.14       9.450          354         100.00
16.501% - 17.000%                            1             420,794                0.16       9.750          354          64.92
18.001% - 18.500%                            1             365,174                0.14      11.150          354          65.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,259        $266,091,549              100.00%      7.177%         350          82.84%
-------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.990%
Maximum: 18.150%
Non-Zero Weighted Average: 13.783%
-------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
                                         Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Initial Cap (%)                             Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              793         $44,725,391               16.81%      9.127%         326          91.39%
3.000%                                        466         221,366,158               83.19       6.783          354          81.11
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Periodic                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Cap (%)                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              793         $44,725,391               16.81%      9.127%         326          91.39%
1.500%                                        466         221,366,158               83.19       6.783          354          81.11
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 4  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group II
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Next                                                                         Loan Pool by     Average      Average       Weighted
Rate                                    Number of           Aggregate           Aggregate       Gross    Remaining        Average
Adjustment                               Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Date                                        Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              793         $44,725,391               16.81%      9.127%         326          91.39%
July 2006                                       1             384,000                0.14       6.650          351          80.00
August 2006                                     7           3,657,803                1.37       6.846          352          80.86
September 2006                                 28          12,424,150                4.67       6.965          353          83.30
October 2006                                  173          79,202,994               29.77       6.917          354          80.22
November 2006                                 230         111,987,073               42.09       6.678          355          81.54
October 2007                                    6           2,840,910                1.07       6.405          354          76.79
November 2007                                  10           5,664,427                2.13       6.769          355          85.20
September 2009                                  1             540,151                0.20       6.350          353          75.00
October 2009                                    4           1,606,678                0.60       6.171          354          68.47
November 2009                                   6           3,057,972                1.15       7.098          355          83.91
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,548              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-11-24
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Geographical                             Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Distribution                                Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
California                                    409        $131,760,788               49.52%      6.933%         353          81.37%
New York                                      119          35,087,606               13.19       7.132          351          83.23
New Jersey                                     58          20,736,661                7.79       7.223          349          84.39
Florida                                        97          14,345,155                5.39       7.487          345          83.62
Maryland                                       73          11,465,664                4.31       7.520          347          84.18
Massachusetts                                  33           7,187,345                2.70       7.455          350          78.80
Virginia                                       33           6,224,296                2.34       7.169          350          82.09
Illinois                                       55           5,192,107                1.95       7.848          341          85.04
Nevada                                         21           4,665,920                1.75       6.637          351          80.01
Georgia                                        50           3,557,810                1.34       7.785          334          88.93
Connecticut                                    26           3,358,697                1.26       7.101          346          82.30
Other                                         285          22,509,501                8.46       8.040          338          88.88
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
                                         Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Occupancy                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Primary                                     1,135        $250,871,640               94.28%      7.170%         350          82.78%
Investment                                    108           9,880,194                3.71       7.697          334          85.15
Second Home                                    16           5,339,714                2.01       6.509          352          81.07
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Property                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Types                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     1,119        $242,875,819               91.28%      7.140%         350          82.48%
2-4 Family                                     93          15,900,263                5.98       7.515          346          86.00
Condo                                          47           7,315,467                2.75       7.639          348          87.84
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 5  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group II
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Loan                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Purpose                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                      841        $139,388,859               52.38%      7.434%         348          87.04%
Refinance - Cashout                           417         126,691,948               47.61       6.893          351          78.22
Refinance - Rate Term                           1              10,742                0.00      10.990          115          95.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Documentation                            Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Level                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                            907        $151,111,823               56.79%      7.076%         347          84.40%
Stated Documentation                          335         109,457,450               41.14       7.320          353          80.95
Easy Documentation                             17           5,522,276                2.08       7.075          352          77.62
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Original                                                                     Loan Pool by     Average      Average       Weighted
Prepayment                              Number of           Aggregate           Aggregate       Gross    Remaining        Average
Penalty                                  Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Term (months)                               Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
0                                             281         $40,552,607               15.24%      7.635%         344          83.20%
12                                            168          45,454,934               17.08       7.243          351          83.22
24                                            742         164,905,769               61.97       7.087          351          82.75
36                                             68          15,178,240                5.70       6.729          352          81.70
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Lien                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Position                                    Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                      504        $239,498,827               90.01%      6.782%         354          81.04%
2nd Lien                                      755          26,592,722                9.99      10.733          310          99.02
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 6  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group II
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
FICO                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Score                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
500 - 500                                       1            $360,019                0.14%      7.990%         355          85.00%
501 - 520                                      11           4,574,738                1.72       8.053          355          74.62
521 - 540                                      18           6,929,365                2.60       7.646          354          72.78
541 - 560                                      81          19,394,157                7.29       7.343          349          76.46
561 - 580                                     105          20,171,204                7.58       7.218          347          79.96
581 - 600                                     169          33,895,118               12.74       7.189          348          82.16
601 - 620                                     241          46,510,683               17.48       7.213          349          83.46
621 - 640                                     172          33,835,094               12.72       7.153          350          83.64
641 - 660                                     158          34,037,001               12.79       7.099          351          85.65
661 - 680                                     127          23,986,495                9.01       7.045          349          84.42
681 - 700                                      67          17,229,677                6.48       7.039          351          84.82
701 - 720                                      45          10,820,358                4.07       6.942          351          85.21
721 - 740                                      27           5,252,004                1.97       6.880          349          85.61
741 - 760                                      23           4,842,756                1.82       7.201          351          86.50
761 - 780                                      11           3,057,204                1.15       7.023          352          88.50
781 - 800                                       3           1,195,674                0.45       6.905          354          93.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,259        $266,091,549              100.00%      7.177%         350          82.84%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 798
Weighted Average: 627
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 7  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records
================================================================================


--------------------------------------------------------------------------------
Summary Statistics
As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 4,596
Aggregate Principal Balance ($): 873,268,316
Weighted Average Current Mortgage Rate (%): 7.276
Non-Zero Weighted Average Margin (%): 6.948
Non-Zero Weighted Average Maximum Rate (%): 14.164
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 81.09
% First Liens: 96.95
% Owner Occupied: 91.32
% Purchase: 47.03
% Full Documentation: 68.02
Non-Zero Weighted Average FICO Score: 610
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Product                                  Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Types                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                 21            $176,747                0.02%     11.860%          54          94.53%
Fixed - 10 Year                               210           2,232,246                0.26      11.636          114          94.42
Fixed - 15 Year                                88           3,319,585                0.38       9.429          175          82.08
Fixed - 20 Year                               109           4,056,909                0.46       9.782          234          92.40
Fixed - 30 Year                               688          91,700,738               10.50       7.911          354          83.46
ARM - 2 Year/6 Month LIBOR                  3,003         642,349,910               73.56       7.279          354          80.46
ARM - 2 Year/6 Month LIBOR/
2 Year Interest Only                          292          85,443,450                9.78       6.449          354          82.68
ARM - 3 Year/6 Month LIBOR                     93          21,958,252                2.51       6.993          354          81.39
ARM - 3 Year/6 Month LIBOR/
3 Year Interest Only                           13           4,202,338                0.48       6.367          355          81.03
ARM - 5 Year/6 Month LIBOR                     79          17,828,142                2.04       6.839          354          78.94
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range of                                                                     Loan Pool by     Average      Average       Weighted
Gross                                   Number of           Aggregate           Aggregate       Gross    Remaining        Average
Interest                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                 8          $2,515,807                0.29%      4.978%         354          80.00%
5.000% - 5.999%                               321          91,645,581               10.49       5.711          354          79.55
6.000% - 6.999%                             1,278         332,854,892               38.12       6.589          354          80.71
7.000% - 7.999%                             1,310         273,486,064               31.32       7.506          353          81.37
8.000% - 8.999%                               727         113,137,478               12.96       8.480          353          81.66
9.000% - 9.999%                               269          30,333,341                3.47       9.435          351          79.16
10.000% - 10.999%                             185          14,341,382                1.64      10.535          344          82.10
11.000% - 11.999%                             273          10,800,500                1.24      11.430          317          91.39
12.000% - 12.999%                             207           3,722,028                0.43      12.327          231          94.42
13.000% - 13.999%                              18             431,243                0.05      13.097          254          97.76
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.890%
Maximum: 13.750%
Weighted Average: 7.276%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 1  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range of                                                                     Loan Pool by     Average      Average       Weighted
Cut-off                                 Number of           Aggregate           Aggregate       Gross    Remaining        Average
Date Principal                           Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Balances ($)                                Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                  369          $4,785,479                0.55%     11.576%         163          96.50%
$25,001 - $50,000                             215           7,849,373                0.90      10.637          334          98.41
$50,001 - $75,000                             268          16,745,516                1.92       9.352          350          85.65
$75,001 - $100,000                            406          35,872,623                4.11       8.136          353          81.68
$100,001 - $125,000                           511          57,263,114                6.56       7.778          353          82.28
$125,001 - $150,000                           453          62,436,633                7.15       7.570          354          80.55
$150,001 - $175,000                           346          56,215,854                6.44       7.356          353          79.85
$175,001 - $200,000                           315          59,104,479                6.77       7.207          353          79.56
$200,001 - $225,000                           268          57,044,381                6.53       7.210          354          79.69
$225,001 - $250,000                           223          53,048,788                6.07       7.238          353          79.73
$250,001 - $275,000                           203          53,319,506                6.11       7.221          353          80.45
$275,001 - $300,000                           150          43,176,943                4.94       7.184          354          77.90
$300,001 - $325,000                           140          43,730,664                5.01       6.991          353          81.56
$325,001 - $350,000                           120          40,473,074                4.63       7.215          354          81.43
$350,001 - $375,000                            92          33,345,279                3.82       6.908          354          81.86
$375,001 - $400,000                            90          34,870,982                3.99       6.844          354          81.50
$400,001 - $425,000                            92          37,910,457                4.34       6.884          354          81.79
$425,001 - $450,000                            74          32,401,393                3.71       6.898          354          80.76
$450,001 - $475,000                            47          21,742,079                2.49       6.642          354          83.03
$475,001 - $500,000                            85          41,680,595                4.77       6.850          354          77.43
$500,001 - $750,000                           115          68,849,299                7.88       6.744          354          84.35
$750,001 - $1,000,000                          14          11,401,803                1.31       6.387          354          75.38
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $3,171
Maximum: $900,000
Average: $190,006
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
Original                                Number of           Aggregate           Aggregate       Gross    Remaining        Average
Terms                                    Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
(month)                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
60                                             21            $176,747                0.02%     11.860%          54          94.53%
120                                           210           2,232,246                0.26      11.636          114          94.42
180                                            88           3,319,585                0.38       9.429          175          82.08
240                                           109           4,056,909                0.46       9.782          234          92.40
358                                             1             108,250                0.01       7.050          348          89.85
359                                             2             315,157                0.04       8.457          353          72.09
360                                         4,165         863,059,424               98.83       7.243          354          80.99
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 358
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 2  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range of                                                                     Loan Pool by     Average      Average       Weighted
Remaining                               Number of           Aggregate           Aggregate       Gross    Remaining        Average
Terms                                    Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
(month)                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
1 - 60                                         21            $176,747                0.02%     11.860%          54          94.53%
61 - 120                                      210           2,232,246                0.26      11.636          114          94.42
121 - 180                                      88           3,319,585                0.38       9.429          175          82.08
181 - 240                                     109           4,056,909                0.46       9.782          234          92.40
301 - 360                                   4,168         863,482,831               98.88       7.243          354          80.99
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 53
Maximum: 355
Weighted Average: 352
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range of                                                                     Loan Pool by     Average      Average       Weighted
Combined                                Number of           Aggregate           Aggregate       Gross    Remaining        Average
Original                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
LTV Ratios (%)                              Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                                 1             $84,728                0.01%      8.300%         355          17.35%
20.01% - 25.00%                                 3             302,497                0.03       6.880          354          22.41
25.01% - 30.00%                                 5             526,030                0.06       7.054          354          28.15
30.01% - 35.00%                                 5             821,794                0.09       7.438          341          34.50
35.01% - 40.00%                                22           3,661,069                0.42       7.361          346          37.62
40.01% - 45.00%                                14           3,368,781                0.39       7.457          355          42.51
45.01% - 50.00%                                28           6,332,099                0.73       7.179          349          48.20
50.01% - 55.00%                                62          12,869,201                1.47       7.133          354          52.66
55.01% - 60.00%                                66          13,684,199                1.57       7.741          352          58.11
60.01% - 65.00%                               133          30,158,301                3.45       7.688          353          63.24
65.01% - 70.00%                               184          38,910,228                4.46       7.840          353          68.97
70.01% - 75.00%                               302          65,110,403                7.46       7.590          353          74.05
75.01% - 80.00%                             1,603         353,310,118               40.46       6.939          354          79.76
80.01% - 85.00%                               313          72,188,659                8.27       7.043          353          84.58
85.01% - 90.00%                               965         204,843,910               23.46       7.098          354          89.82
90.01% - 95.00%                               312          19,197,550                2.20       8.167          323          94.69
95.01% - 100.00%                              578          47,898,748                5.48       9.268          343          99.87
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 81.09%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range                                                                        Loan Pool by     Average      Average       Weighted
of                                      Number of           Aggregate           Aggregate       Gross    Remaining        Average
Gross                                    Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Margins (%)                                 Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            1,116        $101,486,224               11.62%      8.124%         338          84.03%
5.501% - 6.000%                                15           5,225,289                0.60       4.998          354          78.97
6.001% - 6.500%                                78          23,833,207                2.73       5.397          354          79.59
6.501% - 7.000%                             3,385         742,500,653               85.03       7.236          354          80.75
7.501% - 8.000%                                 1              99,570                0.01       7.750          354          74.07
8.501% - 9.000%                                 1             123,375                0.01       7.350          354          80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.840%
Maximum: 8.990%
Non-Zero Weighted Average: 6.948%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 3  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
Range                                                                       % of Mortgage    Weighted     Weighted
of                                                                           Loan Pool by     Average      Average       Weighted
Minimum                                 Number of           Aggregate           Aggregate       Gross    Remaining        Average
Mortgage                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            1,116        $101,486,224               11.62%      8.124%         338          84.03%
4.501% - 5.000%                                13           4,357,589                0.50       4.987          354          78.29
5.001% - 5.500%                                72          22,722,975                2.60       5.370          355          79.59
5.501% - 6.000%                               256          70,319,963                8.05       5.854          354          79.41
6.001% - 6.500%                               453         119,011,870               13.63       6.323          354          80.05
6.501% - 7.000%                               709         181,807,497               20.82       6.806          354          81.29
7.001% - 7.500%                               614         133,476,853               15.28       7.318          354          81.91
7.501% - 8.000%                               564         112,530,528               12.89       7.807          354          82.18
8.001% - 8.500%                               341          56,701,364                6.49       8.314          354          82.75
8.501% - 9.000%                               241          39,426,324                4.51       8.802          354          79.13
9.001% - 9.500%                                94          13,084,074                1.50       9.284          354          76.18
9.501% - 10.000%                               57           8,724,115                1.00       9.750          354          71.71
10.001% - 10.500%                              30           3,857,071                0.44      10.239          354          69.97
10.501% - 11.000%                              18           3,273,973                0.37      10.815          354          61.89
11.001% - 11.500%                              13           1,814,861                0.21      11.335          354          61.60
11.501% - 12.000%                               4             620,913                0.07      11.886          354          62.17
12.501% - 13.000%                               1              52,124                0.01      12.850          354          60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.890%
Maximum: 12.850%
Non-Zero Weighted Average: 7.164%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Range                                                                       % of Mortgage    Weighted     Weighted
of                                                                           Loan Pool by     Average      Average       Weighted
Maximum                                 Number of           Aggregate           Aggregate       Gross    Remaining        Average
Mortgage                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            1,116        $101,486,224               11.62%      8.124%         338          84.03%
11.501% - 12.000%                              13           4,357,589                0.50       4.987          354          78.29
12.001% - 12.500%                              72          22,722,975                2.60       5.370          355          79.59
12.501% - 13.000%                             256          70,319,963                8.05       5.854          354          79.41
13.001% - 13.500%                             454         119,359,176               13.67       6.322          354          80.05
13.501% - 14.000%                             706         181,177,015               20.75       6.807          354          81.29
14.001% - 14.500%                             616         133,760,029               15.32       7.318          354          81.92
14.501% - 15.000%                             562         111,794,899               12.80       7.805          354          82.10
15.001% - 15.500%                             343          57,436,992                6.58       8.311          354          82.89
15.501% - 16.000%                             241          39,426,324                4.51       8.802          354          79.13
16.001% - 16.500%                              94          13,084,074                1.50       9.284          354          76.18
16.501% - 17.000%                              57           8,724,115                1.00       9.750          354          71.71
17.001% - 17.500%                              30           3,857,071                0.44      10.239          354          69.97
17.501% - 18.000%                              18           3,273,973                0.37      10.815          354          61.89
18.001% - 18.500%                              13           1,814,861                0.21      11.335          354          61.60
18.501% - 19.000%                               4             620,913                0.07      11.886          354          62.17
19.501% - 20.000%                               1              52,124                0.01      12.850          354          60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.890%
Maximum: 19.850%
Non-Zero Weighted Average: 14.164%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 4  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
                                         Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Initial Cap (%)                             Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            1,116        $101,486,224               11.62%      8.124%         338          84.03%
3.000%                                      3,479         771,673,843               88.37       7.164          354          80.70
6.000%                                          1             108,250                0.01       7.050          348          89.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.000%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Periodic                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Cap (%)                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            1,116        $101,486,224               11.62%      8.124%         338          84.03%
1.000%                                          1             197,239                0.02       6.990          353          80.00
1.500%                                      3,479         771,584,854               88.36       7.164          354          80.70
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Next                                                                         Loan Pool by     Average      Average       Weighted
Rate                                    Number of           Aggregate           Aggregate       Gross    Remaining        Average
Adjustment                               Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Date                                        Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                            1,116        $101,486,224               11.62%      8.124%         338          84.03%
April 2006                                      3             884,674                0.10       6.649          348          86.62
May 2006                                        5             959,878                0.11       6.736          349          83.62
June 2006                                      10           1,894,738                0.22       7.309          350          83.21
July 2006                                      26           4,573,967                0.52       7.697          351          81.00
August 2006                                    55          12,055,825                1.38       7.360          352          79.23
September 2006                                284          59,371,968                6.80       7.309          353          80.36
October 2006                                1,624         344,297,767               39.43       7.254          354          80.36
November 2006                               1,288         303,754,543               34.78       7.063          355          81.21
August 2007                                     1              67,125                0.01       7.950          352          90.00
September 2007                                  8           1,979,743                0.23       6.716          353          87.56
October 2007                                   54          11,970,261                1.37       7.036          354          78.22
November 2007                                  43          12,143,461                1.39       6.773          355          83.33
September 2009                                  6           1,464,772                0.17       6.408          353          76.01
October 2009                                   42           8,814,519                1.01       6.664          354          76.60
November 2009                                  31           7,548,852                0.86       7.128          355          82.24
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-11-16
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 5  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Geographical                             Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Distribution                                Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
California                                  1,031        $271,236,480               31.06%      6.941%         353          79.18%
New York                                      419         111,075,313               12.72       7.233          352          81.04
New Jersey                                    282          67,505,086                7.73       7.512          352          79.72
Florida                                       438          63,348,929                7.25       7.578          352          82.30
Illinois                                      325          50,711,131                5.81       7.520          352          82.66
Maryland                                      241          40,855,739                4.68       7.361          352          82.27
Massachusetts                                 117          28,186,947                3.23       7.311          353          80.09
Virginia                                      132          23,399,478                2.68       7.550          353          80.54
Georgia                                       185          22,841,480                2.62       7.469          351          85.96
Nevada                                         99          20,137,720                2.31       7.046          353          80.27
Connecticut                                   101          16,922,105                1.94       7.432          353          81.43
Other                                       1,226         157,047,908               17.98       7.495          351          83.31
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
                                         Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Occupancy                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Primary                                     4,095        $797,439,339               91.32%      7.251%         353          80.82%
Investment                                    450          64,338,268                7.37       7.626          349          84.22
Second Home                                    51          11,490,710                1.32       7.010          349          81.95
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Property                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Types                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     3,945        $735,491,246               84.22%      7.260%         352          80.86%
2-4 Family                                    425          98,511,079               11.28       7.329          352          82.33
Condo                                         226          39,265,991                4.50       7.435          352          82.13
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Loan                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Purpose                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                         2,208        $459,777,065               52.65%      7.288%         353          77.38%
Purchase                                    2,372         410,685,624               47.03       7.261          352          85.26
Refinance - Rate Term                          16           2,805,628                0.32       7.525          353          77.60
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 6  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Documentation                            Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Level                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                          3,416        $593,977,188               68.02%      7.129%         352          82.17%
Stated Documentation                        1,096         259,889,574               29.76       7.612          353          78.60
Easy Documentation                             84          19,401,555                2.22       7.271          354          81.22
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Original                                                                     Loan Pool by     Average      Average       Weighted
Prepayment                              Number of           Aggregate           Aggregate       Gross    Remaining        Average
Penalty                                  Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Term (months)                               Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
0                                             850        $140,057,571               16.04%      7.575%         351          81.40%
12                                            658         146,178,322               16.74       7.380          352          81.39
24                                          2,707         518,052,305               59.32       7.197          353          81.08
36                                            381          68,980,118                7.90       7.042          352          79.83
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Lien                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Position                                    Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                    3,841        $846,675,595               96.95%      7.167%         354          80.52%
2nd Lien                                      755          26,592,722                3.05      10.733          310          99.02
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
FICO                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Score                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
500 - 500                                      12          $2,293,032                0.26%      8.778%         355          74.57%
501 - 520                                     239          45,044,415                5.16       8.444          354          73.34
521 - 540                                     316          58,135,130                6.66       8.178          352          73.48
541 - 560                                     456          87,207,773                9.99       7.613          353          77.43
561 - 580                                     455          82,343,068                9.43       7.479          352          80.94
581 - 600                                     678         125,244,275               14.34       7.114          352          80.72
601 - 620                                     707         131,344,018               15.04       7.053          352          81.72
621 - 640                                     521          97,449,512               11.16       6.996          353          83.11
641 - 660                                     417          82,731,880                9.47       7.030          352          84.22
661 - 680                                     320          60,648,460                6.94       6.958          351          84.12
681 - 700                                     177          38,338,738                4.39       6.890          353          84.58
701 - 720                                     127          26,858,508                3.08       6.921          349          85.51
721 - 740                                      68          13,713,325                1.57       6.726          352          85.41
741 - 760                                      62          12,006,813                1.37       7.102          353          87.88
761 - 780                                      28           6,858,533                0.79       6.796          353          88.00
781 - 800                                      13           3,050,836                0.35       6.905          354          86.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,596        $873,268,316              100.00%      7.276%         352          81.09%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 798
Weighted Average: 610
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 7  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group I
================================================================================


--------------------------------------------------------------------------------
Summary Statistics
As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 3,337
Aggregate Principal Balance ($): 607,176,768
Weighted Average Current Mortgage Rate (%): 7.319
Non-Zero Weighted Average Margin (%): 6.958
Non-Zero Weighted Average Maximum Rate (%): 14.318
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 80.32
% First Liens: 100.00
% Owner Occupied: 90.02
% Purchase: 44.68
% Full Documentation: 72.94
Non-Zero Weighted Average FICO Score: 602
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Product                                  Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Types                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                 1             $91,798                0.02%      7.800%         114          73.08%
Fixed - 15 Year                                11           1,827,186                0.30       7.663          175          70.83
Fixed - 20 Year                                 4             544,586                0.09       7.417          234          75.33
Fixed - 30 Year                               307          54,297,263                8.94       7.321          354          78.53
ARM - 2 Year/6 Month LIBOR                  2,653         478,182,906               78.76       7.406          354          80.42
ARM - 2 Year/6 Month LIBOR/
2 Year Interest Only                          203          41,954,434                6.91       6.570          354          82.13
ARM - 3 Year/6 Month LIBOR                     81          15,788,400                2.60       7.066          354          80.64
ARM - 3 Year/6 Month LIBOR/
3 Year Interest Only                            9           1,866,853                0.31       6.540          355          82.32
ARM - 5 Year/6 Month LIBOR                     68          12,623,342                2.08       6.883          354          79.24
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range of                                                                     Loan Pool by     Average      Average       Weighted
Gross                                   Number of           Aggregate           Aggregate       Gross    Remaining        Average
Interest                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                 7          $2,142,551                0.35%      4.976%         354          80.00%
5.000% - 5.999%                               238          51,752,726                8.52       5.741          354          80.13
6.000% - 6.999%                             1,023         209,068,738               34.43       6.590          354          80.50
7.000% - 7.999%                             1,171         210,637,345               34.69       7.509          353          81.21
8.000% - 8.999%                               644          99,347,033               16.36       8.467          353          80.95
9.000% - 9.999%                               183          24,306,273                4.00       9.429          354          74.73
10.000% - 10.999%                              53           7,705,814                1.27      10.487          354          67.14
11.000% - 11.999%                              16           1,914,604                0.32      11.471          354          61.35
12.000% - 12.999%                               2             301,684                0.05      12.147          354          64.09
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.890%
Maximum: 12.850%
Weighted Average: 7.319%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 1  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group I
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range of                                                                     Loan Pool by     Average      Average       Weighted
Cut-off                                 Number of           Aggregate           Aggregate       Gross    Remaining        Average
Date Principal                           Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Balances ($)                                Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                               9            $447,639                0.07%      9.427%         335          76.46%
$50,001 - $75,000                             169          10,720,092                1.77       8.708          352          77.92
$75,001 - $100,000                            367          32,547,287                5.36       7.879          354          79.89
$100,001 - $125,000                           482          54,009,809                8.90       7.614          353          81.24
$125,001 - $150,000                           441          60,804,621               10.01       7.504          354          80.03
$150,001 - $175,000                           345          56,046,422                9.23       7.351          353          79.79
$175,001 - $200,000                           315          59,104,479                9.73       7.207          353          79.56
$200,001 - $225,000                           268          57,044,381                9.40       7.210          354          79.69
$225,001 - $250,000                           223          53,048,788                8.74       7.238          353          79.73
$250,001 - $275,000                           203          53,319,506                8.78       7.221          353          80.45
$275,001 - $300,000                           150          43,176,943                7.11       7.184          354          77.90
$300,001 - $325,000                           140          43,730,664                7.20       6.991          353          81.56
$325,001 - $350,000                           120          40,473,074                6.67       7.215          354          81.43
$350,001 - $375,000                            32          11,404,653                1.88       6.736          354          83.19
$375,001 - $400,000                            21           8,139,414                1.34       7.226          354          83.54
$400,001 - $425,000                            16           6,582,011                1.08       6.871          354          87.00
$425,001 - $450,000                            20           8,791,981                1.45       7.046          354          82.72
$450,001 - $475,000                             4           1,837,519                0.30       6.654          354          87.42
$475,001 - $500,000                            10           4,863,338                0.80       7.019          354          80.57
$500,001 - $750,000                             2           1,084,146                0.18       6.631          355          90.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: $48,637
Maximum: $560,075
Average: $181,953
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
Original                                Number of           Aggregate           Aggregate       Gross    Remaining        Average
Terms                                    Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
(month)                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
120                                             1             $91,798                0.02%      7.800%         114          73.08%
180                                            11           1,827,186                0.30       7.663          175          70.83
240                                             4             544,586                0.09       7.417          234          75.33
358                                             1             108,250                0.02       7.050          348          89.85
359                                             2             315,157                0.05       8.457          353          72.09
360                                         3,318         604,289,791               99.52       7.317          354          80.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 359
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range of                                                                     Loan Pool by     Average      Average       Weighted
Remaining                               Number of           Aggregate           Aggregate       Gross    Remaining        Average
Terms                                    Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
(month)                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
61 - 120                                        1             $91,798                0.02%      7.800%         114          73.08%
121 - 180                                      11           1,827,186                0.30       7.663          175          70.83
181 - 240                                       4             544,586                0.09       7.417          234          75.33
301 - 360                                   3,321         604,713,198               99.59       7.318          354          80.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 114
Maximum: 355
Weighted Average: 354
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 2  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group I
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range of                                                                     Loan Pool by     Average      Average       Weighted
Combined                                Number of           Aggregate           Aggregate       Gross    Remaining        Average
Original                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
LTV Ratios (%)                              Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                                 1             $84,728                0.01%      8.300%         355          17.35%
20.01% - 25.00%                                 3             302,497                0.05       6.880          354          22.41
25.01% - 30.00%                                 5             526,030                0.09       7.054          354          28.15
30.01% - 35.00%                                 4             334,511                0.06       8.077          323          33.77
35.01% - 40.00%                                21           3,163,818                0.52       7.497          344          37.40
40.01% - 45.00%                                12           2,036,677                0.34       7.914          354          42.87
45.01% - 50.00%                                25           4,267,064                0.70       7.354          346          48.16
50.01% - 55.00%                                58          10,997,585                1.81       7.298          354          52.81
55.01% - 60.00%                                59          10,701,369                1.76       7.980          352          58.15
60.01% - 65.00%                               114          21,497,075                3.54       7.870          353          63.36
65.01% - 70.00%                               167          31,761,204                5.23       8.019          353          68.97
70.01% - 75.00%                               267          48,642,089                8.01       7.856          354          74.09
75.01% - 80.00%                             1,378         247,234,764               40.72       7.091          354          79.82
80.01% - 85.00%                               252          47,840,789                7.88       7.148          353          84.59
85.01% - 90.00%                               843         152,762,695               25.16       7.200          354          89.85
90.01% - 95.00%                                41           9,133,598                1.50       7.410          354          94.94
95.01% - 100.00%                               87          15,890,275                2.62       8.133          354          99.98
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 80.32%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Range                                                                        Loan Pool by     Average      Average       Weighted
of                                      Number of           Aggregate           Aggregate       Gross    Remaining        Average
Gross                                    Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Margins (%)                                 Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              323         $56,760,833                9.35%      7.334%         347          78.24%
5.501% - 6.000%                                10           2,762,363                0.45       4.981          354          80.53
6.001% - 6.500%                                54          12,622,626                2.08       5.416          354          80.32
6.501% - 7.000%                             2,948         534,808,002               88.08       7.374          354          80.54
7.501% - 8.000%                                 1              99,570                0.02       7.750          354          74.07
8.501% - 9.000%                                 1             123,375                0.02       7.350          354          80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.840%
Maximum: 8.990%
Non-Zero Weighted Average: 6.958%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 3  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group I
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
Range                                                                       % of Mortgage    Weighted     Weighted
of                                                                           Loan Pool by     Average      Average       Weighted
Minimum                                 Number of           Aggregate           Aggregate       Gross    Remaining        Average
Mortgage                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              323         $56,760,833                9.35%      7.334%         347          78.24%
4.501% - 5.000%                                10           2,762,363                0.45       4.981          354          80.53
5.001% - 5.500%                                48          11,438,427                1.88       5.402          354          80.20
5.501% - 6.000%                               197          41,982,668                6.91       5.860          354          79.75
6.001% - 6.500%                               361          73,937,289               12.18       6.325          354          80.23
6.501% - 7.000%                               572         115,885,550               19.09       6.808          354          81.11
7.001% - 7.500%                               543         101,578,979               16.73       7.323          354          82.05
7.501% - 8.000%                               508          86,196,165               14.20       7.807          354          81.60
8.001% - 8.500%                               330          51,984,965                8.56       8.313          354          82.76
8.501% - 9.000%                               231          34,372,257                5.66       8.789          354          77.84
9.001% - 9.500%                                93          12,720,184                2.09       9.279          354          75.50
9.501% - 10.000%                               56           8,303,321                1.37       9.750          354          72.06
10.001% - 10.500%                              30           3,857,071                0.64      10.239          354          69.97
10.501% - 11.000%                              18           3,273,973                0.54      10.815          354          61.89
11.001% - 11.500%                              12           1,449,686                0.24      11.382          354          60.74
11.501% - 12.000%                               4             620,913                0.10      11.886          354          62.17
12.501% - 13.000%                               1              52,124                0.01      12.850          354          60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.890%
Maximum: 12.850%
Non-Zero Weighted Average: 7.318%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Range                                                                       % of Mortgage    Weighted     Weighted
of                                                                           Loan Pool by     Average      Average       Weighted
Maximum                                 Number of           Aggregate           Aggregate       Gross    Remaining        Average
Mortgage                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Rates (%)                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              323         $56,760,833                9.35%      7.334%         347          78.24%
11.501% - 12.000%                              10           2,762,363                0.45       4.981          354          80.53
12.001% - 12.500%                              48          11,438,427                1.88       5.402          354          80.20
12.501% - 13.000%                             197          41,982,668                6.91       5.860          354          79.75
13.001% - 13.500%                             361          73,869,401               12.17       6.324          354          80.23
13.501% - 14.000%                             570         115,670,262               19.05       6.807          354          81.11
14.001% - 14.500%                             545         101,862,155               16.78       7.323          354          82.05
14.501% - 15.000%                             507          86,075,979               14.18       7.806          354          81.58
15.001% - 15.500%                             331          52,105,150                8.58       8.312          354          82.78
15.501% - 16.000%                             231          34,372,257                5.66       8.789          354          77.84
16.001% - 16.500%                              93          12,720,184                2.09       9.279          354          75.50
16.501% - 17.000%                              56           8,303,321                1.37       9.750          354          72.06
17.001% - 17.500%                              30           3,857,071                0.64      10.239          354          69.97
17.501% - 18.000%                              18           3,273,973                0.54      10.815          354          61.89
18.001% - 18.500%                              12           1,449,686                0.24      11.382          354          60.74
18.501% - 19.000%                               4             620,913                0.10      11.886          354          62.17
19.501% - 20.000%                               1              52,124                0.01      12.850          354          60.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.890%
Maximum: 19.850%
Non-Zero Weighted Average: 14.318%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 4  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group I
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
                                         Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Initial Cap (%)                             Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              323         $56,760,833                9.35%      7.334%         347          78.24%
3.000%                                      3,013         550,307,685               90.63       7.318          354          80.53
6.000%                                          1             108,250                0.02       7.050          348          89.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.001%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Periodic                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Cap (%)                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              323         $56,760,833                9.35%      7.334%         347          78.24%
1.000%                                          1             197,239                0.03       6.990          353          80.00
1.500%                                      3,013         550,218,696               90.62       7.318          354          80.53
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Next                                                                         Loan Pool by     Average      Average       Weighted
Rate                                    Number of           Aggregate           Aggregate       Gross    Remaining        Average
Adjustment                               Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Date                                        Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              323         $56,760,833                9.35%      7.334%         347          78.24%
April 2006                                      3             884,674                0.15       6.649          348          86.62
May 2006                                        5             959,878                0.16       6.736          349          83.62
June 2006                                      10           1,894,738                0.31       7.309          350          83.21
July 2006                                      25           4,189,967                0.69       7.793          351          81.09
August 2006                                    48           8,398,023                1.38       7.583          352          78.52
September 2006                                256          46,947,819                7.73       7.400          353          79.58
October 2006                                1,451         265,094,773               43.66       7.354          354          80.40
November 2006                               1,058         191,767,470               31.58       7.288          355          81.01
August 2007                                     1              67,125                0.01       7.950          352          90.00
September 2007                                  8           1,979,743                0.33       6.716          353          87.56
October 2007                                   48           9,129,351                1.50       7.232          354          78.67
November 2007                                  33           6,479,034                1.07       6.777          355          81.69
September 2009                                  5             924,621                0.15       6.442          353          76.59
October 2009                                   38           7,207,841                1.19       6.774          354          78.41
November 2009                                  25           4,490,880                0.74       7.148          355          81.11
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-11-13
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 5  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group I
================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Geographical                             Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Distribution                                Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
California                                    622        $139,475,693               22.97%      6.949%         353          77.10%
New York                                      300          75,987,707               12.51       7.280          352          80.03
Florida                                       341          49,003,774                8.07       7.605          354          81.92
New Jersey                                    224          46,768,426                7.70       7.641          354          77.66
Illinois                                      270          45,519,024                7.50       7.482          354          82.39
Maryland                                      168          29,390,075                4.84       7.299          354          81.53
Massachusetts                                  84          20,999,601                3.46       7.262          354          80.53
Georgia                                       135          19,283,670                3.18       7.411          354          85.42
Virginia                                       99          17,175,182                2.83       7.688          354          79.98
Nevada                                         78          15,471,800                2.55       7.169          354          80.34
Connecticut                                    75          13,563,409                2.23       7.514          354          81.22
Other                                         941         134,538,407               22.16       7.404          354          82.37
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
                                         Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Occupancy                                   Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Primary                                     2,960        $546,567,698               90.02%      7.288%         354          79.92%
Investment                                    342          54,458,074                8.97       7.613          352          84.05
Second Home                                    35           6,150,996                1.01       7.445          347          82.72
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Property                                 Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Types                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     2,826        $492,615,428               81.13%      7.319%         354          80.07%
2-4 Family                                    332          82,610,817               13.61       7.293          354          81.62
Condo                                         179          31,950,523                5.26       7.389          353          80.82
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Loan                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Purpose                                     Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                         1,791        $333,085,117               54.86%      7.438%         353          77.07%
Purchase                                    1,531         271,296,765               44.68       7.172          354          84.34
Refinance - Rate Term                          15           2,794,886                0.46       7.512          354          77.54
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 6  of  7

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Group I
================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Documentation                            Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Level                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                          2,509        $442,865,365               72.94%      7.146%         354          81.41%
Stated Documentation                          761         150,432,124               24.78       7.824          353          76.89
Easy Documentation                             67          13,879,279                2.29       7.349          354          82.65
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
Original                                                                     Loan Pool by     Average      Average       Weighted
Prepayment                              Number of           Aggregate           Aggregate       Gross    Remaining        Average
Penalty                                  Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Term (months)                               Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
0                                             569         $99,504,964               16.39%      7.550%         354          80.67%
12                                            490         100,723,388               16.59       7.442          352          80.56
24                                          1,965         353,146,536               58.16       7.248          354          80.30
36                                            313          53,801,879                8.86       7.130          352          79.30
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
Lien                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Position                                    Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                    3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Mortgage    Weighted     Weighted
                                                                             Loan Pool by     Average      Average       Weighted
                                        Number of           Aggregate           Aggregate       Gross    Remaining        Average
FICO                                     Mortgage        Cut-off Date        Cut-off Date    Interest         Term       Combined
Score                                       Loans   Principal Balance   Principal Balance        Rate     (months)   Original LTV
----------------------------------------------------------------------------------------------------------------------------------
500 - 500                                      11          $1,933,013                0.32%      8.925%         355          72.62%
501 - 520                                     228          40,469,677                6.67       8.488          354          73.20
521 - 540                                     298          51,205,764                8.43       8.250          352          73.58
541 - 560                                     375          67,813,616               11.17       7.690          354          77.70
561 - 580                                     350          62,171,864               10.24       7.563          354          81.26
581 - 600                                     509          91,349,157               15.04       7.086          354          80.19
601 - 620                                     466          84,833,334               13.97       6.965          354          80.77
621 - 640                                     349          63,614,418               10.48       6.913          354          82.83
641 - 660                                     259          48,694,879                8.02       6.981          353          83.21
661 - 680                                     193          36,661,965                6.04       6.900          353          83.93
681 - 700                                     110          21,109,061                3.48       6.769          354          84.39
701 - 720                                      82          16,038,150                2.64       6.907          349          85.71
721 - 740                                      41           8,461,321                1.39       6.630          354          85.28
741 - 760                                      39           7,164,057                1.18       7.035          354          88.81
761 - 780                                      17           3,801,329                0.63       6.614          354          87.59
781 - 800                                      10           1,855,162                0.31       6.904          354          82.45
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,337        $607,176,768              100.00%      7.319%         354          80.32%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 792
Weighted Average: 602
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 7  of  7

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or uptodate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO

1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 305

Aggregate Principal Balance ($): 89,645,788
Weighted Average Current Mortgage Rate (%): 6.445
Non-Zero Weighted Average Margin (%): 6.888
Non-Zero Weighted Average Maximum Rate (%): 13.445
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.61
% First Liens: 100.00
% Owner Occupied: 99.88
% Purchase: 70.19
% Full Documentation: 86.83

Non-Zero Weighted Average FICO Score: 630

Top

2. Product Types

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
Product                                              Mortgage            Cut-off Date             Cut-off Date            Interest
Types                                                  Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         292               85,443,450                   95.31                6.449
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          13                4,202,338                    4.69                6.367
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
Product                                                Term            Combined
Types                                                (months)        Original LTV
----------------------------------------------     -----------      --------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         354              82.68
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only         355              81.03
Total:                                                  354              82.61


Top

3. Range of Gross Interest Rates (%)

                                                                                                  % of Mortgage           Weighted
Range of                                                                                          Loan Pool by            Average
Gross                                                Number of            Aggregate                 Aggregate              Gross
Interest                                             Mortgage            Cut-off Date             Cut-off Date            Interest
Rates (%)                                              Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
4.000% - 4.999%                                           1                  308,000                    0.34                4.890
5.000% - 5.999%                                          74               25,242,784                   28.16                5.694
6.000% - 6.999%                                         167               49,508,566                   55.23                6.512
7.000% - 7.999%                                          56               13,164,969                   14.69                7.460
8.000% - 8.999%                                           7                1,421,470                    1.59                8.387
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
Range of                                             Average           Weighted
Gross                                               Remaining          Average
Interest                                               Term            Combined
Rates (%)                                            (months)        Original LTV
----------------------------------------------     -----------      --------------
4.000% - 4.999%                                         350              80.00
5.000% - 5.999%                                         355              80.41
6.000% - 6.999%                                         354              82.37
7.000% - 7.999%                                         354              86.53
8.000% - 8.999%                                         354              94.06
Total:                                                  354              82.61
Minimum: 4.890%
Maximum: 8.890%
Weighted Average: 6.445%


Top

4. Range of Cut-off Date Principal Balances ($)

                                                                                                  % of Mortgage           Weighted
Range of                                                                                          Loan Pool by            Average
Cut-off                                              Number of            Aggregate                 Aggregate              Gross
Date Principal                                       Mortgage            Cut-off Date             Cut-off Date            Interest
Balances ($)                                           Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
$75,001 - $100,000                                        7                  653,904                    0.73                7.257
$100,001 - $125,000                                      26                2,876,956                    3.21                6.973
$125,001 - $150,000                                      22                2,999,877                    3.35                6.708
$150,001 - $175,000                                      25                4,048,361                    4.52                6.881

                                                     Weighted
Range of                                             Average           Weighted
Cut-off                                             Remaining          Average
Date Principal                                         Term            Combined
Balances ($)                                         (months)        Original LTV
----------------------------------------------     -----------      --------------
$75,001 - $100,000                                      354              84.10
$100,001 - $125,000                                     354              82.05
$125,001 - $150,000                                     354              80.20
$150,001 - $175,000                                     354              82.87

$175,001 - $200,000                                      25                4,725,853                    5.27                6.442
$200,001 - $225,000                                      23                4,947,767                    5.52                6.564
$225,001 - $250,000                                      27                6,400,359                    7.14                6.500
$250,001 - $275,000                                      15                3,895,163                    4.35                6.579
$275,001 - $300,000                                      12                3,417,015                    3.81                6.609
$300,001 - $325,000                                      15                4,668,816                    5.21                6.201
$325,001 - $350,000                                       9                2,986,992                    3.33                6.523
$350,001 - $375,000                                       8                2,870,175                    3.20                6.100
$375,001 - $400,000                                      14                5,426,155                    6.05                6.311
$400,001 - $425,000                                      18                7,447,748                    8.31                6.158
$425,001 - $450,000                                       7                3,024,249                    3.37                6.515
$450,001 - $475,000                                      12                5,520,487                    6.16                6.244
$475,001 - $500,000                                       7                3,446,293                    3.84                6.626
$500,001 - $750,000                                      32               19,389,619                   21.63                6.409
$750,001 - $1,000,000                                     1                  900,000                    1.00                5.490
Total:                                                  305               89,645,788                  100.00                6.445

$175,001 - $200,000                                    354              80.13
$200,001 - $225,000                                    354              81.93
$225,001 - $250,000                                    354              82.76
$250,001 - $275,000                                    354              80.95
$275,001 - $300,000                                    354              82.97
$300,001 - $325,000                                    354              85.01
$325,001 - $350,000                                    354              81.54
$350,001 - $375,000                                    355              82.41
$375,001 - $400,000                                    354              83.08
$400,001 - $425,000                                    355              80.90
$425,001 - $450,000                                    354              82.13
$450,001 - $475,000                                    354              83.33
$475,001 - $500,000                                    354              87.12
$500,001 - $750,000                                    354              83.51
$750,001 - $1,000,000                                  355              75.00
Total:                                                 354              82.61
Minimum: $85,400
Maximum: $900,000
Average: $293,921


5. Original Terms (month)

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
Original                                             Number of            Aggregate                 Aggregate              Gross
Terms                                                Mortgage            Cut-off Date             Cut-off Date            Interest
(month)                                                Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
360                                                     305               89,645,788                  100.00                6.445
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
Original                                            Remaining          Average
Terms                                                  Term            Combined
(month)                                              (months)        Original LTV
----------------------------------------------     -----------      --------------
360                                                     354              82.61
Total:                                                  354              82.61
Minimum: 360
Maximum: 360
Weighted Average: 360

Top

6. Range of Remaining Terms (month)

                                                                                                  % of Mortgage           Weighted
Range of                                                                                          Loan Pool by            Average
Remaining                                            Number of            Aggregate                 Aggregate              Gross
Terms                                                Mortgage            Cut-off Date             Cut-off Date            Interest
(month)                                                Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
301 - 360                                               305               89,645,788                  100.00                6.445
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
Range of                                             Average           Weighted
Remaining                                           Remaining          Average
Terms                                                  Term            Combined
(month)                                              (months)        Original LTV
----------------------------------------------     -----------      --------------
301 - 360                                               354              82.61
Total:                                                  354              82.61
Minimum: 349
Maximum: 355
Weighted Average: 354

Top

7. Range of Combined Original LTV Ratios (%)

                                                                                                  % of Mortgage           Weighted
Range of                                                                                          Loan Pool by            Average
Combined                                             Number of            Aggregate                 Aggregate              Gross
Original                                             Mortgage            Cut-off Date             Cut-off Date            Interest
LTV Ratios (%)                                         Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
45.01% - 50.00%                                           2                  410,000                    0.46                6.391
50.01% - 55.00%                                           1                  405,000                    0.45                5.500
60.01% - 65.00%                                           1                  749,612                    0.84                6.250
65.01% - 70.00%                                           3                  697,430                    0.78                6.188
70.01% - 75.00%                                           6                2,108,739                    2.35                5.966
75.01% - 80.00%                                         191               52,152,756                   58.18                6.278
80.01% - 85.00%                                          28               10,124,641                   11.29                6.300
85.01% - 90.00%                                          68               21,294,463                   23.75                6.898
90.01% - 95.00%                                           2                  517,747                    0.58                7.110
95.01% - 100.00%                                          3                1,185,400                    1.32                8.090
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
Range of                                             Average           Weighted
Combined                                            Remaining          Average
Original                                               Term            Combined
LTV Ratios (%)                                       (months)        Original LTV
----------------------------------------------     -----------      --------------
45.01% - 50.00%                                         353              49.28
50.01% - 55.00%                                         355              51.53
60.01% - 65.00%                                         354              62.50
65.01% - 70.00%                                         354              69.82
70.01% - 75.00%                                         355              74.31
75.01% - 80.00%                                         354              79.97
80.01% - 85.00%                                         355              84.87
85.01% - 90.00%                                         354              89.90
90.01% - 95.00%                                         354              95.00
95.01% - 100.00%                                        354             100.00
Total:                                                  354              82.61
Minimum: 49.06%
Maximum: 100.00%
Weighted Average: 82.61%

Top

8. Range of Gross Margins (%)

                                                                                                  % of Mortgage           Weighted
Range                                                                                             Loan Pool by            Average
of                                                   Number of            Aggregate                 Aggregate              Gross
Gross                                                Mortgage            Cut-off Date             Cut-off Date            Interest
Margins (%)                                            Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
5.501% - 6.000%                                           3                1,175,700                    1.31                5.008
6.001% - 6.500%                                          22                7,816,931                    8.72                5.398
6.501% - 7.000%                                         280               80,653,157                   89.97                6.568
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
Range                                                Average           Weighted
of                                                  Remaining          Average
Gross                                                  Term            Combined
Margins (%)                                          (months)        Original LTV
----------------------------------------------     -----------      --------------
5.501% - 6.000%                                         354              81.77
6.001% - 6.500%                                         355              78.76
6.501% - 7.000%                                         354              82.99
Total:                                                  354              82.61
Non-Zero Minimum: 5.840%
Maximum: 6.990%
Non-Zero Weighted Average: 6.888%

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9. Range of Minimum Mortgage Rates (%)

Range                                                                                             % of Mortgage           Weighted
of                                                                                                Loan Pool by            Average
Minimum                                              Number of            Aggregate                 Aggregate              Gross
Mortgage                                             Mortgage            Cut-off Date             Cut-off Date            Interest
Rates (%)                                              Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
4.501% - 5.000%                                           1                  308,000                    0.34                4.890
5.001% - 5.500%                                          23                8,572,711                    9.56                5.361
5.501% - 6.000%                                          56               18,574,527                   20.72                5.879
6.001% - 6.500%                                          78               24,094,199                   26.88                6.315
6.501% - 7.000%                                          87               24,035,084                   26.81                6.763
7.001% - 7.500%                                          32                7,735,517                    8.63                7.284
7.501% - 8.000%                                          21                4,904,280                    5.47                7.778
8.001% - 8.500%                                           5                1,046,170                    1.17                8.230
8.501% - 9.000%                                           2                  375,300                    0.42                8.825
Total:                                                  305               89,645,788                  100.00                6.445

Range                                                Weighted
of                                                   Average           Weighted
Minimum                                             Remaining          Average
Mortgage                                               Term            Combined
Rates (%)                                            (months)        Original LTV
----------------------------------------------     -----------      --------------
4.501% - 5.000%                                         350              80.00
5.001% - 5.500%                                         355              79.11
5.501% - 6.000%                                         355              81.03
6.001% - 6.500%                                         354              81.22
6.501% - 7.000%                                         354              83.62
7.001% - 7.500%                                         354              86.30
7.501% - 8.000%                                         354              87.58
8.001% - 8.500%                                         354              95.52
8.501% - 9.000%                                         354              90.00
Total:                                                  354              82.61
Non-Zero Minimum: 4.890%
Maximum: 8.890%
Non-Zero Weighted Average: 6.448%

Top

10. Range of Maximum Mortgage Rates (%)

Range                                                                                             % of Mortgage           Weighted
of                                                                                                Loan Pool by            Average
Maximum                                              Number of            Aggregate                 Aggregate              Gross
Mortgage                                             Mortgage            Cut-off Date             Cut-off Date            Interest
Rates (%)                                              Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
11.501% - 12.000%                                         1                  308,000                    0.34                4.890
12.001% - 12.500%                                        23                8,572,711                    9.56                5.361
12.501% - 13.000%                                        56               18,574,527                   20.72                5.879
13.001% - 13.500%                                        79               24,441,505                   27.26                6.313
13.501% - 14.000%                                        85               23,512,852                   26.23                6.769
14.001% - 14.500%                                        33                7,910,443                    8.82                7.283
14.501% - 15.000%                                        21                4,904,280                    5.47                7.778
15.001% - 15.500%                                         5                1,046,170                    1.17                8.230
15.501% - 16.000%                                         2                  375,300                    0.42                8.825
Total:                                                  305               89,645,788                  100.00                6.445

Range                                                Weighted
of                                                   Average           Weighted
Maximum                                             Remaining          Average
Mortgage                                               Term            Combined
Rates (%)                                            (months)        Original LTV
----------------------------------------------     -----------      --------------
11.501% - 12.000%                                       350              80.00
12.001% - 12.500%                                       355              79.11
12.501% - 13.000%                                       355              81.03
13.001% - 13.500%                                       354              81.20
13.501% - 14.000%                                       354              83.70
14.001% - 14.500%                                       354              86.16
14.501% - 15.000%                                       354              87.58
15.001% - 15.500%                                       354              95.52
15.501% - 16.000%                                       354              90.00
Total:                                                  354              82.61
Non-Zero Minimum: 11.890%
Maximum: 15.890%
Non-Zero Weighted Average: 13.445%

Top

11. Initial Cap (%)

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
                                                     Mortgage            Cut-off Date             Cut-off Date            Interest
Initial Cap (%)                                        Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
3.00%                                                   305               89,645,788                  100.00                6.445
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
                                                       Term            Combined
Initial Cap (%)                                      (months)        Original LTV
----------------------------------------------     -----------      --------------
3.00%                                                   354              82.61
Total:                                                  354              82.61
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

Top

12. Periodic Cap (%)

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
Periodic                                             Mortgage            Cut-off Date             Cut-off Date            Interest
Cap (%)                                                Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
1.50%                                                   305               89,645,788                  100.00                6.445
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
Periodic                                               Term            Combined
Cap (%)                                              (months)        Original LTV
----------------------------------------------     -----------      --------------
1.50%                                                   354              82.61
Total:                                                  354              82.61
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

Top

13. Next Rate Adjustment Date

                                                                                                  % of Mortgage           Weighted
Next                                                                                              Loan Pool by            Average
Rate                                                 Number of            Aggregate                 Aggregate              Gross
Adjustment                                           Mortgage            Cut-off Date             Cut-off Date            Interest
Date                                                   Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
May-06                                                    1                  280,000                    0.31                5.600
Jun-06                                                    2                  499,200                    0.56                5.401
Jul-06                                                    2                  613,600                    0.68                6.725
Aug-06                                                   12                3,211,936                    3.58                7.104
Sep-06                                                   16                4,790,351                    5.34                6.584
Oct-06                                                  104               29,360,650                   32.75                6.703
Nov-06                                                  155               46,687,713                   52.08                6.243
Sep-07                                                    1                  203,079                    0.23                6.990
Oct-07                                                    3                  915,688                    1.02                6.349
Nov-07                                                    9                3,083,571                    3.44                6.331
Total:                                                  305               89,645,788                  100.00                6.445

                                                    Weighted
Next                                                 Average           Weighted
Rate                                                Remaining          Average
Adjustment                                             Term            Combined
Date                                                 (months)        Original LTV
----------------------------------------------     -----------      --------------
May-06                                                  349              80.00
Jun-06                                                  350              80.00
Jul-06                                                  351              80.00
Aug-06                                                  352              81.18
Sep-06                                                  353              83.37
Oct-06                                                  354              83.63
Nov-06                                                  355              82.20
Sep-07                                                  353              90.00
Oct-07                                                  354              81.47
Nov-07                                                  355              80.31
Total:                                                  354              82.61
Non-Zero Weighted Average: 2006-10-30

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14. Geographical Distribution

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
Geographical                                         Mortgage            Cut-off Date             Cut-off Date            Interest
Distribution                                           Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
California                                              144               52,676,256                   58.76                6.268
Maryland                                                 16                4,636,011                    5.17                6.887
Florida                                                  21                4,560,127                    5.09                6.900
New York                                                 10                4,331,620                    4.83                6.091
Colorado                                                 20                3,563,768                    3.98                6.433
Georgia                                                  14                3,121,287                    3.48                6.854
New Jersey                                                6                2,734,312                    3.05                7.047
Virginia                                                  9                2,294,043                    2.56                7.232
Nevada                                                   10                1,970,209                    2.20                6.561
Minnesota                                                 7                1,784,074                    1.99                6.571
Arizona                                                   8                1,174,212                    1.31                6.511
Other                                                    40                6,799,869                    7.59                6.672
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
Geographical                                           Term            Combined
Distribution                                         (months)        Original LTV
----------------------------------------------     -----------      --------------
California                                              354              82.24
Maryland                                                354              85.05
Florida                                                 354              84.38
New York                                                355              82.05
Colorado                                                354              80.73
Georgia                                                 355              85.72
New Jersey                                              354              82.32
Virginia                                                354              85.00
Nevada                                                  354              81.12
Minnesota                                               354              82.11
Arizona                                                 354              81.15
Other                                                   354              82.60
Total:                                                  354              82.61
Number of States Represented: 25

Top

15. Occupancy

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
                                                     Mortgage            Cut-off Date             Cut-off Date            Interest
Occupancy                                              Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
Primary                                                 304               89,542,241                   99.88                6.443
Second Home                                               1                  103,547                    0.12                7.950
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
                                                       Term            Combined
Occupancy                                            (months)        Original LTV
----------------------------------------------     -----------      --------------
Primary                                                 354              82.59
Second Home                                             354              95.00
Total:                                                  354              82.61

Top

16. Property Types

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
Property                                             Mortgage            Cut-off Date             Cut-off Date            Interest
Types                                                  Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
Single Family Residence                                 272               80,769,136                   90.10                6.419
Condo                                                    25                5,466,739                    6.10                6.774
2-4 Family                                                8                3,409,913                    3.80                6.536
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
Property                                               Term            Combined
Types                                                (months)        Original LTV
----------------------------------------------     -----------      --------------
Single Family Residence                                 354              82.53
Condo                                                   354              82.53
2-4 Family                                              355              84.52
Total:                                                  354              82.61

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17. Loan Purpose

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
Loan                                                 Mortgage            Cut-off Date             Cut-off Date            Interest
Purpose                                                Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
Purchase                                                221               62,918,041                   70.19                6.398
Refinance - Cashout                                      84               26,727,747                   29.81                6.556
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
Loan                                                   Term            Combined
Purpose                                              (months)        Original LTV
----------------------------------------------     -----------      --------------
Purchase                                                354              82.71
Refinance - Cashout                                     354              82.37
Total:                                                  354              82.61

Top

18. Documentation Level

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
Documentation                                        Mortgage            Cut-off Date             Cut-off Date            Interest
Level                                                  Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
Full Documentation                                      275               77,843,872                   86.83                6.442
Stated Documentation                                     25               10,408,516                   11.61                6.349
Easy Documentation                                        5                1,393,400                    1.55                7.344
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
Documentation                                          Term            Combined
Level                                                (months)        Original LTV
----------------------------------------------     -----------      --------------
Full Documentation                                      354              82.94
Stated Documentation                                    355              79.51
Easy Documentation                                      355              87.38
Total:                                                  354              82.61


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19. Original Prepayment Penalty Term (months)

                                                                                                  % of Mortgage           Weighted
Original                                                                                          Loan Pool by            Average
Prepayment                                           Number of            Aggregate                 Aggregate              Gross
Penalty                                              Mortgage            Cut-off Date             Cut-off Date            Interest
Term (months)                                          Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
0                                                        32                8,004,139                    8.93                6.875
12                                                       33               12,636,015                   14.10                6.557
24                                                      227               64,811,309                   72.30                6.390
36                                                       13                4,194,326                    4.68                6.144
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
Original                                             Average           Weighted
Prepayment                                          Remaining          Average
Penalty                                                Term            Combined
Term (months)                                        (months)        Original LTV
----------------------------------------------     -----------      --------------
0                                                       354              82.65
12                                                      355              82.50
24                                                      354              82.61
36                                                      354              82.86
Total:                                                  354              82.61
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

Top

20. Lien Position

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
Lien                                                 Mortgage            Cut-off Date             Cut-off Date            Interest
Position                                               Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
1st Lien                                                305               89,645,788                  100.00                6.445
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
Lien                                                   Term            Combined
Position                                             (months)        Original LTV
----------------------------------------------     -----------      --------------
1st Lien                                                354              82.61
Total:                                                  354              82.61

Top

21. FICO Score

                                                                                                  % of Mortgage           Weighted
                                                                                                  Loan Pool by            Average
                                                     Number of            Aggregate                 Aggregate              Gross
FICO                                                 Mortgage            Cut-off Date             Cut-off Date            Interest
Score                                                  Loans          Principal Balance         Principal Balance           Rate
----------------------------------------------     ------------      -------------------       -------------------       ----------
541 - 560                                                 1                  330,000                    0.37                5.990
561 - 580                                                 4                1,770,839                    1.98                6.754
581 - 600                                                91               22,947,127                   25.60                6.676
601 - 620                                                89               25,495,150                   28.44                6.643
621 - 640                                                38               10,513,337                   11.73                6.258
641 - 660                                                25                9,316,743                   10.39                6.236
661 - 680                                                23                7,293,663                    8.14                6.237
681 - 700                                                11                4,818,185                    5.37                6.023
701 - 720                                                10                2,753,196                    3.07                6.109
721 - 740                                                 4                1,415,824                    1.58                5.808
741 - 760                                                 3                  943,120                    1.05                5.718
761 - 780                                                 5                1,821,485                    2.03                6.079
781 - 800                                                 1                  227,120                    0.25                5.950
Total:                                                  305               89,645,788                  100.00                6.445

                                                     Weighted
                                                     Average           Weighted
                                                    Remaining          Average
FICO                                                   Term            Combined
Score                                                (months)        Original LTV
----------------------------------------------     -----------      --------------
541 - 560                                               355              76.57
561 - 580                                               355              85.70
581 - 600                                               354              82.10
601 - 620                                               354              83.88
621 - 640                                               354              82.87
641 - 660                                               355              82.05
661 - 680                                               355              82.25
681 - 700                                               355              79.81
701 - 720                                               355              81.01
721 - 740                                               354              80.00
741 - 760                                               353              80.00
761 - 780                                               354              85.49
781 - 800                                               354              80.00
Total:                                                  354              82.61
Minimum: 550
Maximum: 784
Weighted Average: 630

Top

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

                                                                          1 of 1

SABR 2005-FR1

                                                                       % of the
                         #Of  Laons     Balance        Avg balan         pool       Seasoning     WAC     WARM    FICO       OLTV
     Aggregated pool        4,596     873,268,316     190,006.16                         6       7.276     352      610      78.60
2nd lien                      755      26,592,722      35,222.15      0.03045195         6      10.733     310      642      17.36
IO loans only                 305      89,645,788     293,920.62      0.10265549         6       6.445     354      630      82.61

rates:

9.51-10                       102      11,209,288     109,894.98      0.01283602         6       9.774     351      561      63.22
10.01-10.5                     71       6,119,830      86,194.78      0.00700796         6      10.281     349      576      52.96
10.51-11                      118       7,948,115      67,356.91      0.00910157         6      10.800     337      597      37.70
11.01-12                      290      11,315,867      39,020.23      0.01295806         6      11.492     316      607      27.30
12.01-13                      177       2,864,482      16,183.51      0.00328019         6      12.448     215      619      12.76
gt 13%                         15         365,541      24,369.37      0.00041859         6      13.115     249      620      15.67

FICO---

<=500                          12       2,293,032     191,086.04      0.00262581         5       8.778     355      500      74.57
501-525                       307      56,738,233     184,815.09      0.06497228         6       8.455     354      514      72.85
526-550                       404      78,803,441     195,058.02      0.09023967         6       7.951     353      538      73.78
551-575                       626     114,446,860     182,822.46      0.13105578         6       7.502     353      562      79.27
576-600                       807     147,986,126     183,378.10      0.16946238         6       7.173     352      589      79.13
601-625                       851     158,511,909     186,265.46       0.1815157         6       7.048     352      613      78.80
626-650                       598     113,584,379     189,940.43      0.13006813         6       7.021     353      637      79.64

Prin Balance

<=50,000                      584      12,634,852      21,635.02      0.01446846         6      10.993     269      628      17.34
50,000.01-75,000              268      16,745,516      62,483.27      0.01917568         6       9.352     350      606      56.62
75,000.01-100,000             406      35,872,623      88,356.22      0.04107858         6       8.136     353      600      74.27
400,000.01-500,000            298     133,734,524     448,773.57      0.15314254         6       6.837     354      621      80.38
500,000.01-600,000             66      36,049,191     546,199.87      0.04128077         5       6.720     355      643      83.18
>600,000                       63      44,201,911     701,617.63      0.05061664         5       6.673     353      646      82.98

LTV

80-85                         304      72,051,648     237,012.00      0.08250803         6       7.034     353      600      84.58
85.01-90                      952     204,641,904     214,959.98      0.23434024         6       7.094     354      619      89.82
90.01-95                       53      15,334,623     289,332.51      0.01756004         6       7.356     354      649      94.67
95.01-100                     104      25,507,970     245,268.94      0.02920977         6       8.095     354      683      99.82

Stated doc                   1096     259,889,574     237,125.52      0.29760564         6       7.612     353      626      76.15
streamlined doc (Easy)         84      19,401,555     230,970.89      0.02221717         6       7.271     354      599      80.85

2nd home                       51      11,490,710     225,308.03      0.01315828         5       7.010     349      638      81.53
investment property           450      64,338,268     142,973.93      0.07367526         6       7.626     349      631      82.99
cash out loans               2208     459,777,065     208,232.37      0.52650148         6       7.288     353      588      76.70
condo                         226      39,265,991     173,743.32      0.04496441         6       7.435     352      624      79.38
2-4 family                    425      98,511,079     231,790.77      0.11280734         6       7.329     352      624      80.21

fixed rate                   1116     101,486,224      90,937.48      0.11621425         6       8.124     338      627      62.63
arm                          3480     771,782,093     221,776.46      0.88378575         6       7.164     354      607      80.70

CA                           1031     271,236,480     263,080.97      0.31059925         6       6.941     353      612      76.56
NY                            419     111,075,313     265,096.21      0.12719494         6       7.233     352      620      79.30
MASS                          117      28,186,947     240,914.07      0.03227753         6       7.311     353      611      77.11
GA                            185      22,841,480     123,467.46      0.02615631         6       7.469     351      610      82.22

DTI

DTI > 50                      597     122,686,592     205,505.18      0.14049129         6       7.283     354      584      77.01

Silent 2nds                  1574     329,169,661     209,129.39      0.37693989         6       6.908     354      628      83.22

                                                                       % of (single
                        CLTV     DTI      % Of Full Doc  % of Primary  family and PUD)  % of cashout  % of 2nd lien      IO %
     Aggregated pool    81.09   41.89           68.02         91.32         84.22            52.65          3.05         10.27
2nd lien                99.02   42.08           69.83         96.45         85.43            14.25        100.00          0.00
IO loans only           82.61   38.57           86.83         99.88         90.10            29.81          0.00        100.00

rates:

9.51-10                 76.36   42.01           50.84         88.27         81.14            77.21         16.26          0.00
10.01-10.5              80.16   43.60           72.73         92.82         88.91            63.49         33.71          0.00
10.51-11                83.47   41.90           61.82         97.34         83.42            42.38         56.35          0.00
11.01-12                90.87   42.02           59.90         98.16         85.89            28.68         77.65          0.00
12.01-13                96.42   41.50           67.20         75.53         82.01            28.33         98.18          0.00
gt 13%                  97.63   44.56           25.23         89.32         96.48            21.89        100.00          0.00

FICO---

<=500                   74.57   45.12          100.00         96.41         96.46           100.00          0.00          0.00
501-525                 72.85   44.39           73.88         94.99         87.23            91.75          0.00          0.00
526-550                 73.82   42.93           63.75         96.11         90.72            88.13          0.05          0.42
551-575                 79.95   42.29           72.95         91.79         87.75            67.90          0.76          0.34
576-600                 81.10   40.82           80.90         93.75         84.99            49.38          2.39         16.44
601-625                 81.99   41.35           78.65         92.36         85.12            50.19          3.90         17.53
626-650                 83.57   41.64           61.83         89.20         82.01            41.00          4.83         10.90

Prin Balance

<=50,000                97.69   41.51           85.32         91.34         87.62            20.46         96.46          0.00
50,000.01-75,000        85.65   40.79           70.85         86.28         86.65            34.77         35.98          0.00
75,000.01-100,000       81.68   41.08           75.72         84.74         88.81            47.98          9.27          1.82
400,000.01-500,000      80.38   42.40           49.52         93.95         79.52            46.79          0.00         14.54
500,000.01-600,000      83.18   40.55           46.12         90.81         81.73            38.07          0.00         25.89
>600,000                82.98   37.29           69.04         95.23         91.20            52.19          0.00         24.78

LTV

80-85                   84.58   41.67           79.12         89.02         89.56            71.77          0.00         14.05
85.01-90                89.82   41.65           88.61         80.87         80.76            38.56          0.00         10.41
90.01-95                94.67   42.63           64.45         94.73         80.05            29.52          0.00          3.38
95.01-100               99.82   43.39           35.72        100.00         76.34            19.02          0.00          4.65

Stated doc              78.60   42.75            0.00         94.31         80.59            46.46          3.05          4.00
streamlined doc (Easy)  81.22   35.26            0.00         97.75         87.90            75.83          0.43          7.18

2nd home                81.95   40.14           63.32          0.00         79.93            47.69          0.47          0.90
investment property     84.22   40.97           82.90          0.00         65.65            35.26          1.38          0.00
cash out loans          77.38   41.88           70.54         93.87         86.52           100.00          0.82          5.81
condo                   82.13   41.76           73.64         83.14          0.00            37.80          3.42         13.92
2-4 family              82.33   42.94           56.92         81.95          0.00            47.83          2.57          3.46

fixed rate              84.03   40.97           70.77         92.91         85.96            60.80         26.20          0.00
arm                     80.70   42.01           67.66         91.11         83.99            51.58          0.00         11.62

CA                      79.18   42.43           64.86         93.48         90.76            54.49          3.24         19.42
NY                      81.04   43.29           54.15         90.44         63.66            51.79          2.13          3.90
MASS                    80.09   41.84           64.74         90.60         68.63            56.28          3.64          1.86
GA                      85.96   40.49           82.39         85.44         96.73            35.46          4.53         13.66

DTI

DTI > 50                77.65   52.38           74.41         90.91         85.82            74.48          0.78          0.00

Silent 2nds             83.22   41.83           74.61         90.62         83.29            20.15          0.00         18.45


                                                                          1 of 1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.






SABR 2005-FR1


CDC
ARM (25 CPR), FRM (8 CPR)
No Losses
To Maturity
Libor Curve:
Fwd Libor + 300


A2B (AAA)                            Coupon Cap Shortfalls - $464,831.90
                                     Coupon Cap Accumulated Shortfalls - $0
                                     Coupon Cap Shortfall Payback - $464,831.90

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized A sset Backed Receivables LLC 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwrite the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information
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description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's
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Performance analysis is based on certain assumptions, including assumptions
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assumptions (parallel and nonparallel changes for different maturity
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and reported information (pay down factors, rate resets, and trustee
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and the then current version of the Information. Offering Documents contain data
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be obtained by contacting the Barclays Trading Desk at (212) 412 - 2663.

[BARCLAYS CAPITAL LOGO OMITTED]


                                                                          1 of 1

                --------------------------            --------------------
                1 Month Libor          20             ARM       150 PPC
                6 Month Libor          20             FRM       50 PPC
                --------------------------            --------------------

                Available Funds Cap Schedule

                           *Period 246 A2C Balance $66,848, Interest $34,389
                     Period       A-1A        A-1B      A-2A     A-2B      A-2C    M-1     M-2    M-3    B-1    B-2    B-3     B-4
     April 2005          0           -           -         -         -        -      -       -      -      -      -      -       -
       May 2005          1        7.06        7.06     20.09     20.20    20.30   9.50    9.50   9.50   9.50   9.50   9.50    9.50
      June 2005          2        6.85        6.85     20.09     20.20    20.30   9.50    9.50   9.50   9.50   9.50   9.50    9.50
      July 2005          3        7.09        7.09     20.09     20.20    20.30   9.50    9.50   9.50   9.50   9.50   9.50    9.50
    August 2005          4        6.88        6.88     20.09     20.20    20.30   9.51    9.51   9.51   9.51   9.51   9.51    9.51
 September 2005          5        6.89        6.89     20.09     20.20    20.30   9.51    9.51   9.51   9.51   9.51   9.51    9.51
   October 2005          6        7.14        7.14     20.09     20.20    20.30   9.51    9.51   9.51   9.51   9.51   9.51    9.51
  November 2005          7        6.93        6.93     20.09     20.20    20.30   9.52    9.52   9.52   9.52   9.52   9.52    9.52
  December 2005          8        7.18        7.18     20.09     20.20    20.30   9.52    9.52   9.52   9.52   9.52   9.52    9.52
   January 2006          9        6.96        6.96     20.09     20.20    20.30   9.52    9.52   9.52   9.52   9.52   9.52    9.52
  February 2006         10        6.99        6.99     20.09     20.20    20.30   9.53    9.53   9.53   9.53   9.53   9.53    9.53
     March 2006         11        7.76        7.76     20.09     20.20    20.30   9.52    9.52   9.52   9.52   9.52   9.52    9.52
     April 2006         12        7.04        7.04     20.09     20.20    20.30   9.53    9.53   9.53   9.53   9.53   9.53    9.53
       May 2006         13        7.30        7.30     20.09     20.20    20.30   9.54    9.54   9.54   9.54   9.54   9.54    9.54
      June 2006         14        7.09        7.09     20.09     20.20    20.30   9.54    9.54   9.54   9.54   9.54   9.54    9.54
      July 2006         15        7.36        7.36     20.09     20.20    20.30   9.54    9.54   9.54   9.54   9.54   9.54    9.54
    August 2006         16        7.16        7.16     20.09     20.20    20.30   9.54    9.54   9.54   9.54   9.54   9.54    9.54
 September 2006         17        7.20        7.20     20.09     20.20    20.30   9.54    9.54   9.54   9.54   9.54   9.54    9.54
   October 2006         18        7.48        7.48         -     20.20    20.30   9.56    9.56   9.56   9.56   9.56   9.56    9.56
  November 2006         19        9.83        9.83         -     20.20    20.30   9.41    9.41   9.41   9.41   9.41   9.41    9.41
  December 2006         20       10.24       10.24         -     20.20    20.30   9.38    9.38   9.38   9.38   9.38   9.38    9.38
   January 2007         21        9.97        9.97         -     20.20    20.30   9.38    9.38   9.38   9.38   9.38   9.38    9.38
  February 2007         22       10.04       10.04         -     20.20    20.30   9.37    9.37   9.37   9.37   9.37   9.37    9.37
     March 2007         23       11.20       11.20         -     20.20    20.30   9.75    9.75   9.75   9.75   9.75   9.75    9.75
     April 2007         24       10.20       10.20         -     20.20    20.30   9.35    9.35   9.35   9.35   9.35   9.35    9.35
       May 2007         25       11.98       11.98         -     20.20    20.30  10.10   10.10  10.10  10.10  10.10  10.10   10.10
      June 2007         26       11.74       11.74         -     20.20    20.30   9.85    9.85   9.85   9.85   9.85   9.85    9.85
      July 2007         27       12.28       12.28         -     20.20    20.30  10.16   10.16  10.16  10.16  10.16  10.16   10.16
    August 2007         28       12.05       12.05         -     20.20    20.30   9.82    9.82   9.82   9.82   9.82   9.82    9.82
 September 2007         29       12.25       12.25         -     20.20    20.30   9.81    9.81   9.81   9.81   9.81   9.81    9.81
   October 2007         30       12.90       12.90         -     20.20    20.30  10.12   10.12  10.12  10.12  10.12  10.12   10.12
  November 2007         31       14.23       14.23         -     20.20    20.30  10.78   10.78  10.78  10.78  10.78  10.78   10.78
  December 2007         32       15.14       15.14         -         -    20.30  11.23   11.23  11.23  11.23  11.23  11.23   11.23
   January 2008         33       15.14       15.14         -         -    20.30  10.84   10.84  10.84  10.84  10.84  10.84   10.84
  February 2008         34       15.76       15.76         -         -    20.30  10.82   10.82  10.82  10.82  10.82  10.82   10.82
     March 2008         35       17.73       17.73         -         -    20.30  11.54   11.54  11.54  11.54  11.54  11.54   11.54
     April 2008         36       17.73       17.73         -         -    20.30  10.77   10.77  10.77  10.77  10.77  10.77   10.77
       May 2008         37      430.50      430.53         -         -    20.30  11.76   11.76  11.76  11.76  11.76  11.76   11.76
      June 2008         38       25.17       25.17         -         -    20.30  11.41   11.41  11.41  11.41  11.41  11.41   11.41
      July 2008         39       25.74       25.74         -         -    20.30  11.76   11.76  11.76  11.76  11.76  11.76   11.76
    August 2008         40       23.59       23.59         -         -    20.30  11.35   11.35  11.35  11.35  11.35  11.35   11.35
 September 2008         41       22.84       22.84         -         -    20.30  11.32   11.32  11.32  11.32  11.32  11.32   11.32


                                                                          1 of 7

                --------------------------            --------------------
                1 Month Libor          20             ARM       150 PPC
                6 Month Libor          20             FRM       50 PPC
                --------------------------            --------------------

                Available Funds Cap Schedule

                           *Period 246 A2C Balance $66,848, Interest $34,389
                     Period       A-1A        A-1B      A-2A     A-2B      A-2C    M-1     M-2    M-3    B-1    B-2    B-3     B-4
   October 2008         42       23.40       23.40         -         -    20.30  11.66   11.66  11.66  11.66  11.66  11.66   11.66
  November 2008         43       21.45       21.45         -         -    20.30  11.27   11.27  11.27  11.27  11.27  11.27   11.27
  December 2008         44       22.05       22.05         -         -    20.30  11.62   11.62  11.62  11.62  11.62  11.62   11.62
   January 2009         45       20.47       20.47         -         -    19.90  11.22   11.22  11.22  11.22  11.22  11.22   11.22
  February 2009         46       20.12       20.12         -         -    19.55  11.18   11.18  11.18  11.18  11.18  11.18   11.18
     March 2009         47       21.90       21.90         -         -    21.28  12.34   12.34  12.34  12.34  12.34  12.34   12.34
     April 2009         48       19.45       19.45         -         -    18.90  11.11   11.11  11.11  11.11  11.11  11.11   11.11
       May 2009         49       19.79       19.79         -         -    19.21  11.46   11.46  11.46  11.46  11.46  11.46   11.46
      June 2009         50       18.85       18.85         -         -    18.31  11.06   11.06  11.06  11.06  11.06  11.06   11.06
      July 2009         51       19.17       19.17         -         -    18.62  11.39   11.39  11.39  11.39  11.39  11.39   11.39
    August 2009         52       18.26       18.26         -         -    17.74  10.99   10.99  10.99  10.99  10.99  10.99   10.99
 September 2009         53       17.98       17.98         -         -    17.46  10.95   10.95  10.95  10.95  10.95  10.95   10.95
   October 2009         54       18.30       18.30         -         -    17.77  11.28   11.28  11.28  11.28  11.28  11.28   11.28
  November 2009         55       17.49       17.49         -         -    16.96  10.91   10.91  10.91  10.91  10.91  10.91   10.91
  December 2009         56       17.80       17.80         -         -    17.29  11.24   11.24  11.24  11.24  11.24  11.24   11.24
   January 2010         57       16.98       16.98         -         -    16.49  10.84   10.84  10.84  10.84  10.84  10.84   10.84
  February 2010         58       16.74       16.74         -         -    16.26  10.80   10.80  10.80  10.80  10.80  10.80   10.80
     March 2010         59       18.27       18.27         -         -    17.76  11.91   11.91  11.91  11.91  11.91  11.91   11.91
     April 2010         60       16.27       16.27         -         -    15.82  10.72   10.72  10.72  10.72  10.72  10.72   10.72
       May 2010         61       16.61       16.61         -         -    16.14  11.05   11.05  11.05  11.05  11.05  11.05   11.05
      June 2010         62       15.86       15.86         -         -    15.42  10.66   10.66  10.66  10.66  10.66  10.66   10.66
      July 2010         63       16.17       16.17         -         -    15.73  10.98   10.98  10.98  10.98  10.98  10.98   10.98
    August 2010         64       15.44       15.44         -         -    15.03  10.58   10.58  10.58  10.58  10.58  10.58   10.58
 September 2010         65       15.24       15.24         -         -    14.85  10.54   10.54  10.54  10.54  10.54  10.54   10.54
   October 2010         66       14.17       14.17         -         -    13.78  10.85   10.85  10.85  10.85  10.85  10.85   10.85
  November 2010         67       11.70       11.70         -         -    11.32  10.47   10.47  10.47  10.47  10.47  10.47   10.47
  December 2010         68       12.04       12.04         -         -    11.67  10.78   10.78  10.78  10.78  10.78  10.78   10.78
   January 2011         69       11.60       11.60         -         -    11.25  10.39   10.39  10.39  10.39  10.39  10.39   10.39
  February 2011         70       11.55       11.55         -         -    11.22  10.35   10.35  10.35  10.35  10.35  10.35   10.35
     March 2011         71       12.73       12.73         -         -    12.38  11.42   11.42  11.42  11.42  11.42  11.42   11.42
     April 2011         72       11.45       11.45         -         -    11.15  10.27   10.27  10.27  10.27  10.27  10.27   10.27
       May 2011         73       11.79       11.79         -         -    11.49  10.58   10.58  10.58  10.58  10.58  10.58   10.58
      June 2011         74       11.36       11.36         -         -    11.09  10.20   10.20  10.20  10.20  10.20  10.20   10.20
      July 2011         75       11.69       11.69         -         -    11.42  10.49   10.49  10.49  10.49  10.49  10.49   10.49
    August 2011         76       11.26       11.26         -         -    11.02  10.11   10.11  10.11  10.11  10.11  10.11   10.11
 September 2011         77       11.21       11.21         -         -    10.98  10.07   10.07  10.07  10.07  10.07  10.07   10.07
   October 2011         78       11.53       11.53         -         -    11.32  10.37   10.37  10.37  10.37  10.37  10.37   10.37
  November 2011         79       11.14       11.14         -         -    10.95   9.99    9.99   9.99   9.99   9.99   9.99    9.99
  December 2011         80       11.48       11.48         -         -    11.30  10.28   10.28  10.28  10.28  10.28  10.28   10.28
   January 2012         81       11.09       11.09         -         -    10.93   9.90    9.90   9.90   9.90   9.90   9.90    9.90
  February 2012         82       11.06       11.06         -         -    10.93   9.86    9.86   9.86   9.86   9.86   9.86    9.86
     March 2012         83       11.80       11.80         -         -    11.67  10.50   10.50  10.50  10.50  10.50  10.50       -


                                                                          2 of 7

                --------------------------            --------------------
                1 Month Libor          20             ARM       150 PPC
                6 Month Libor          20             FRM       50 PPC
                --------------------------            --------------------

                Available Funds Cap Schedule

                           *Period 246 A2C Balance $66,848, Interest $34,389
                     Period       A-1A        A-1B      A-2A     A-2B      A-2C    M-1     M-2    M-3    B-1    B-2    B-3     B-4
     April 2012         84       11.02       11.02         -         -    10.91   9.78    9.78   9.78   9.78   9.78   9.78       -
       May 2012         85       11.36       11.36         -         -    11.27  10.06   10.06  10.06  10.06  10.06  10.06       -
      June 2012         86       10.97       10.97         -         -    10.90   9.69    9.69   9.69   9.69   9.69   9.69       -
      July 2012         87       11.31       11.31         -         -    11.26   9.97    9.97   9.97   9.97   9.97   9.97       -
    August 2012         88       10.92       10.92         -         -    10.90   9.61    9.61   9.61   9.61   9.61   9.61       -
 September 2012         89       10.90       10.90         -         -    10.89   9.57    9.57   9.57   9.57   9.57   9.57       -
   October 2012         90       11.24       11.24         -         -    11.25   9.85    9.85   9.85   9.85   9.85   9.85       -
  November 2012         91       10.86       10.86         -         -    10.89   9.49    9.49   9.49   9.49   9.49   9.49       -
  December 2012         92       11.20       11.20         -         -    11.25   9.76    9.76   9.76   9.76   9.76   9.76       -
   January 2013         93       10.82       10.82         -         -    10.88   9.41    9.41   9.41   9.41   9.41   9.41       -
  February 2013         94       10.80       10.80         -         -    10.88   9.36    9.36   9.36   9.36   9.36   9.36       -
     March 2013         95       11.93       11.93         -         -    12.05  10.32   10.32  10.32  10.32  10.32  10.32       -
     April 2013         96       10.76       10.76         -         -    10.88   9.28    9.28   9.28   9.28   9.28      -       -
       May 2013         97       11.10       11.10         -         -    11.25   9.55    9.55   9.55   9.55   9.55      -       -
      June 2013         98       10.72       10.72         -         -    10.89   9.20    9.20   9.20   9.20   9.20      -       -
      July 2013         99       11.06       11.06         -         -    11.25   9.47    9.47   9.47   9.47   9.47      -       -
    August 2013        100       10.69       10.69         -         -    10.89   9.12    9.12   9.12   9.12   9.12      -       -
 September 2013        101       10.67       10.67         -         -    10.89   9.09    9.09   9.09   9.09   9.09      -       -
   October 2013        102       11.01       11.01         -         -    11.26   9.35    9.35   9.35   9.35   9.35      -       -
  November 2013        103       10.64       10.64         -         -    10.90   9.01    9.01   9.01   9.01   9.01      -       -
  December 2013        104       10.98       10.98         -         -    11.27   9.27    9.27   9.27   9.27   9.27      -       -
   January 2014        105       10.61       10.61         -         -    10.91   8.93    8.93   8.93   8.93   8.93      -       -
  February 2014        106       10.60       10.60         -         -    10.91   8.89    8.89   8.89   8.89   8.89      -       -
     March 2014        107       11.72       11.72         -         -    12.09   9.80    9.80   9.80   9.80   9.80      -       -
     April 2014        108       10.57       10.57         -         -    10.93   8.82    8.82   8.82   8.82   8.82      -       -
       May 2014        109       10.91       10.91         -         -    11.30   9.07    9.07   9.07   9.07   9.07      -       -
      June 2014        110       10.55       10.55         -         -    10.94   8.74    8.74   8.74   8.74      -      -       -
      July 2014        111       10.89       10.89         -         -    11.31   9.00    9.00   9.00   9.00      -      -       -
    August 2014        112       10.53       10.53         -         -    10.96   8.67    8.67   8.67   8.67      -      -       -
 September 2014        113       10.52       10.52         -         -    10.97   8.63    8.63   8.63   8.63      -      -       -
   October 2014        114       10.86       10.86         -         -    11.34   8.88    8.88   8.88   8.88      -      -       -
  November 2014        115       10.50       10.50         -         -    10.98   8.56    8.56   8.56   8.56      -      -       -
  December 2014        116       10.85       10.85         -         -    11.36   8.81    8.81   8.81   8.81      -      -       -
   January 2015        117       10.49       10.49         -         -    11.01   8.49    8.49   8.49   8.49      -      -       -
  February 2015        118       10.48       10.48         -         -    11.02   8.46    8.46   8.46   8.46      -      -       -
     March 2015        119       11.60       11.60         -         -    12.22   9.32    9.32   9.32   9.32      -      -       -
     April 2015        120       10.47       10.47         -         -    11.05   8.39    8.39   8.39   8.39      -      -       -
       May 2015        121       10.82       10.82         -         -    11.43   8.63    8.63   8.63      -      -      -       -
      June 2015        122       10.47       10.47         -         -    11.08   8.32    8.32   8.32      -      -      -       -
      July 2015        123       10.81       10.81         -         -    11.46   8.57    8.57   8.57      -      -      -       -
    August 2015        124       10.46       10.46         -         -    11.11   8.26    8.26   8.26      -      -      -       -
 September 2015        125       10.46       10.46         -         -    11.12   8.22    8.22   8.22      -      -      -       -


                                                                          3 of 7

                --------------------------            --------------------
                1 Month Libor          20             ARM       150 PPC
                6 Month Libor          20             FRM       50 PPC
                --------------------------            --------------------

                Available Funds Cap Schedule

                           *Period 246 A2C Balance $66,848, Interest $34,389
                     Period       A-1A        A-1B      A-2A     A-2B      A-2C    M-1     M-2    M-3    B-1    B-2    B-3     B-4
   October 2015        126       10.81       10.81         -         -    11.51   8.47    8.47   8.47      -      -      -       -
  November 2015        127       10.46       10.46         -         -    11.16   8.16    8.16   8.16      -      -      -       -
  December 2015        128       10.81       10.81         -         -    11.55   8.40    8.40   8.40      -      -      -       -
   January 2016        129       10.47       10.47         -         -    11.19   8.10    8.10   8.10      -      -      -       -
  February 2016        130       10.47       10.47         -         -    11.21   8.07    8.07   8.07      -      -      -       -
     March 2016        131       11.20       11.20         -         -    12.01   8.59    8.59   8.59      -      -      -       -
     April 2016        132       10.48       10.48         -         -    11.25   8.01    8.01   8.01      -      -      -       -
       May 2016        133       10.83       10.83         -         -    11.65   8.24    8.24   8.24      -      -      -       -
      June 2016        134       10.49       10.49         -         -    11.30   7.95    7.95      -      -      -      -       -
      July 2016        135       10.85       10.85         -         -    11.69   8.18    8.18      -      -      -      -       -
    August 2016        136       10.51       10.51         -         -    11.34   7.89    7.89      -      -      -      -       -
 September 2016        137       10.51       10.51         -         -    11.36   7.86    7.86      -      -      -      -       -
   October 2016        138       10.87       10.87         -         -    11.77   8.09    8.09      -      -      -      -       -
  November 2016        139       10.53       10.53         -         -    11.41   7.80    7.80      -      -      -      -       -
  December 2016        140       10.90       10.90         -         -    11.82   8.03    8.03      -      -      -      -       -
   January 2017        141       10.56       10.56         -         -    11.46   7.75    7.75      -      -      -      -       -
  February 2017        142       10.57       10.57         -         -    11.49   7.72    7.72      -      -      -      -       -
     March 2017        143       11.72       11.72         -         -    12.75   8.52    8.52      -      -      -      -       -
     April 2017        144       10.60       10.60         -         -    11.54   7.67    7.67      -      -      -      -       -
       May 2017        145       10.97       10.97         -         -    11.95   7.89    7.89      -      -      -      -       -
      June 2017        146       10.63       10.63         -         -    11.60   7.61    7.61      -      -      -      -       -
      July 2017        147       11.00       11.00         -         -    12.01   7.84    7.84      -      -      -      -       -
    August 2017        148       10.66       10.66         -         -    11.65   7.56    7.56      -      -      -      -       -
 September 2017        149       10.68       10.68         -         -    11.68   7.53    7.53      -      -      -      -       -
   October 2017        150       11.06       11.06         -         -    12.10   7.76    7.76      -      -      -      -       -
  November 2017        151       10.72       10.72         -         -    11.75   7.48    7.48      -      -      -      -       -
  December 2017        152       11.10       11.10         -         -    12.17   7.71    7.71      -      -      -      -       -
   January 2018        153       10.76       10.76         -         -    11.81   7.43    7.43      -      -      -      -       -
  February 2018        154       10.79       10.79         -         -    11.84   7.41    7.41      -      -      -      -       -
     March 2018        155       11.97       11.97         -         -    13.15   8.17    8.17      -      -      -      -       -
     April 2018        156       10.84       10.84         -         -    11.91   7.36    7.36      -      -      -      -       -
       May 2018        157       11.22       11.22         -         -    12.34   7.58    7.58      -      -      -      -       -
      June 2018        158       10.89       10.89         -         -    11.98   7.31    7.31      -      -      -      -       -
      July 2018        159       11.28       11.28         -         -    12.42   7.53    7.53      -      -      -      -       -
    August 2018        160       10.94       10.94         -         -    12.05   7.26    7.26      -      -      -      -       -
 September 2018        161       10.97       10.97         -         -    12.09   7.24    7.24      -      -      -      -       -
   October 2018        162       11.37       11.37         -         -    12.53   7.46    7.46      -      -      -      -       -
  November 2018        163       11.03       11.03         -         -    12.17   7.19    7.19      -      -      -      -       -
  December 2018        164       11.43       11.43         -         -    12.61   7.41       -      -      -      -      -       -
   January 2019        165       11.09       11.09         -         -    12.25   7.14       -      -      -      -      -       -
  February 2019        166       11.13       11.13         -         -    12.29   7.12       -      -      -      -      -       -
     March 2019        167       12.36       12.36         -         -    13.65   7.86       -      -      -      -      -       -


                                                                          4 of 7

                --------------------------            --------------------
                1 Month Libor          20             ARM       150 PPC
                6 Month Libor          20             FRM       50 PPC
                --------------------------            --------------------

                Available Funds Cap Schedule

                           *Period 246 A2C Balance $66,848, Interest $34,389
                     Period       A-1A        A-1B      A-2A     A-2B      A-2C    M-1     M-2    M-3    B-1    B-2    B-3     B-4
     April 2019        168       11.20       11.20         -         -    12.37   7.08       -      -      -      -      -       -
       May 2019        169       11.61       11.61         -         -    12.83   7.29       -      -      -      -      -       -
      June 2019        170       11.27       11.27         -         -    12.46   7.03       -      -      -      -      -       -
      July 2019        171       11.68       11.68         -         -    12.92   7.24       -      -      -      -      -       -
    August 2019        172       11.34       11.34         -         -    12.54   6.99       -      -      -      -      -       -
 September 2019        173       11.38       11.38         -         -    12.59   6.96       -      -      -      -      -       -
   October 2019        174       11.80       11.80         -         -    13.06   7.17       -      -      -      -      -       -
  November 2019        175       11.46       11.46         -         -    12.68   6.92       -      -      -      -      -       -
  December 2019        176       11.89       11.89         -         -    13.15   7.13       -      -      -      -      -       -
   January 2020        177       11.55       11.55         -         -    12.78   6.87       -      -      -      -      -       -
  February 2020        178       11.59       11.59         -         -    12.82   6.85       -      -      -      -      -       -
     March 2020        179       12.43       12.43         -         -    13.76   7.30       -      -      -      -      -       -
     April 2020        180       11.67       11.67         -         -    12.92   6.81       -      -      -      -      -       -
       May 2020        181       12.11       12.11         -         -    13.41   7.01       -      -      -      -      -       -
      June 2020        182       11.76       11.76         -         -    13.02   6.76       -      -      -      -      -       -
      July 2020        183       12.20       12.20         -         -    13.51   6.97       -      -      -      -      -       -
    August 2020        184           -           -         -         -    13.13   6.72       -      -      -      -      -       -
 September 2020        185           -           -         -         -    13.19   6.71       -      -      -      -      -       -
   October 2020        186           -           -         -         -    13.70   6.93       -      -      -      -      -       -
  November 2020        187           -           -         -         -    13.32   6.69       -      -      -      -      -       -
  December 2020        188           -           -         -         -    13.83   6.91       -      -      -      -      -       -
   January 2021        189           -           -         -         -    13.45   6.68       -      -      -      -      -       -
  February 2021        190           -           -         -         -    13.52   6.67       -      -      -      -      -       -
     March 2021        191           -           -         -         -    15.04   7.37       -      -      -      -      -       -
     April 2021        192           -           -         -         -    13.66   6.65       -      -      -      -      -       -
       May 2021        193           -           -         -         -    14.19   6.86       -      -      -      -      -       -
      June 2021        194           -           -         -         -    13.80   6.63       -      -      -      -      -       -
      July 2021        195           -           -         -         -    14.34   6.85       -      -      -      -      -       -
    August 2021        196           -           -         -         -    13.95   6.62       -      -      -      -      -       -
 September 2021        197           -           -         -         -    14.03   6.61       -      -      -      -      -       -
   October 2021        198           -           -         -         -    14.58   6.82       -      -      -      -      -       -
  November 2021        199           -           -         -         -    14.19   6.60       -      -      -      -      -       -
  December 2021        200           -           -         -         -    14.75   6.81       -      -      -      -      -       -
   January 2022        201           -           -         -         -    14.35   6.58       -      -      -      -      -       -
  February 2022        202           -           -         -         -    14.47      -       -      -      -      -      -       -
     March 2022        203           -           -         -         -    16.25      -       -      -      -      -      -       -
     April 2022        204           -           -         -         -    14.89      -       -      -      -      -      -       -
       May 2022        205           -           -         -         -    15.63      -       -      -      -      -      -       -
      June 2022        206           -           -         -         -    15.36      -       -      -      -      -      -       -
      July 2022        207           -           -         -         -    16.13      -       -      -      -      -      -       -
    August 2022        208           -           -         -         -    15.87      -       -      -      -      -      -       -
 September 2022        209           -           -         -         -    16.15      -       -      -      -      -      -       -


                                                                          5 of 7

                --------------------------            --------------------
                1 Month Libor          20             ARM       150 PPC
                6 Month Libor          20             FRM       50 PPC
                --------------------------            --------------------

                Available Funds Cap Schedule

                           *Period 246 A2C Balance $66,848, Interest $34,389
                     Period       A-1A        A-1B      A-2A     A-2B      A-2C    M-1     M-2    M-3    B-1    B-2    B-3     B-4
   October 2022        210           -           -         -         -    17.00      -       -      -      -      -      -       -
  November 2022        211           -           -         -         -    16.76      -       -      -      -      -      -       -
  December 2022        212           -           -         -         -    17.66      -       -      -      -      -      -       -
   January 2023        213           -           -         -         -    17.44      -       -      -      -      -      -       -
  February 2023        214           -           -         -         -    17.81      -       -      -      -      -      -       -
     March 2023        215           -           -         -         -    20.16      -       -      -      -      -      -       -
     April 2023        216           -           -         -         -    18.64      -       -      -      -      -      -       -
       May 2023        217           -           -         -         -    19.73      -       -      -      -      -      -       -
      June 2023        218           -           -         -         -    19.58      -       -      -      -      -      -       -
      July 2023        219           -           -         -         -    20.77      -       -      -      -      -      -       -
    August 2023        220           -           -         -         -    20.66      -       -      -      -      -      -       -
 September 2023        221           -           -         -         -    21.27      -       -      -      -      -      -       -
   October 2023        222           -           -         -         -    22.66      -       -      -      -      -      -       -
  November 2023        223           -           -         -         -    22.64      -       -      -      -      -      -       -
  December 2023        224           -           -         -         -    24.20      -       -      -      -      -      -       -
   January 2024        225           -           -         -         -    24.27      -       -      -      -      -      -       -
  February 2024        226           -           -         -         -    25.21      -       -      -      -      -      -       -
     March 2024        227           -           -         -         -    28.06      -       -      -      -      -      -       -
     April 2024        228           -           -         -         -    27.40      -       -      -      -      -      -       -
       May 2024        229           -           -         -         -    29.64      -       -      -      -      -      -       -
      June 2024        230           -           -         -         -    30.12      -       -      -      -      -      -       -
      July 2024        231           -           -         -         -    32.81      -       -      -      -      -      -       -
    August 2024        232           -           -         -         -    33.60      -       -      -      -      -      -       -
 September 2024        233           -           -         -         -    35.74      -       -      -      -      -      -       -
   October 2024        234           -           -         -         -    39.49      -       -      -      -      -      -       -
  November 2024        235           -           -         -         -    41.13      -       -      -      -      -      -       -
  December 2024        236           -           -         -         -    45.94      -       -      -      -      -      -       -
   January 2025        237           -           -         -         -    48.46      -       -      -      -      -      -       -
  February 2025        238           -           -         -         -    53.37      -       -      -      -      -      -       -
     March 2025        239           -           -         -         -    65.88      -       -      -      -      -      -       -
     April 2025        240           -           -         -         -    67.43      -       -      -      -      -      -       -
       May 2025        241           -           -         -         -    80.64      -       -      -      -      -      -       -
      June 2025        242           -           -         -         -    92.97      -       -      -      -      -      -       -
      July 2025        243           -           -         -         -   119.40      -       -      -      -      -      -       -
    August 2025        244           -           -         -         -   153.65      -       -      -      -      -      -       -
 September 2025        245           -           -         -         -   231.69      -       -      -      -      -      -       -
   October 2025        246           -           -         -         -  *            -       -      -      -      -      -       -
  November 2025        247           -           -         -         -        -      -       -      -      -      -      -       -
  December 2025        248           -           -         -         -        -      -       -      -      -      -      -       -
   January 2026        249           -           -         -         -        -      -       -      -      -      -      -       -
  February 2026        250           -           -         -         -        -      -       -      -      -      -      -       -
     March 2026        251           -           -         -         -        -      -       -      -      -      -      -       -


                                                                          6 of 7

                --------------------------            --------------------
                1 Month Libor          20             ARM       150 PPC
                6 Month Libor          20             FRM       50 PPC
                --------------------------            --------------------

                Available Funds Cap Schedule

                           *Period 246 A2C Balance $66,848, Interest $34,389
                     Period       A-1A        A-1B      A-2A     A-2B      A-2C    M-1     M-2    M-3    B-1    B-2    B-3     B-4
     April 2026        252           -           -         -         -        -      -       -      -      -      -      -       -
       May 2026        253           -           -         -         -        -      -       -      -      -      -      -       -
      June 2026        254           -           -         -         -        -      -       -      -      -      -      -       -
      July 2026        255           -           -         -         -        -      -       -      -      -      -      -       -
    August 2026        256           -           -         -         -        -      -       -      -      -      -      -       -


                                                                          7 of 7

SABR 2005-FR1


             5 CDR, 50% Severity, Fwd Libor, 100% Advance, 0 Mth Lag, 100 PPC
=============================================================================================
Period      Date            Balance        Excess ($)       Excess (%)      1ML        6ML
   0      25-Apr-05
   1      25-May-05     873,268,316.36     672,884.62          0.925       2.890       3.362
   2      25-Jun-05     849,684,391.50     355,233.09          0.502       3.200       3.526
   3      25-Jul-05     826,608,443.95     380,666.28          0.553       3.270       3.669
   4      25-Aug-05     804,026,667.99     188,644.18          0.282       3.418       3.811
   5      25-Sep-05     781,926,253.75      89,975.16          0.138       3.560       3.938
   6      25-Oct-05     760,295,357.21      72,671.71          0.115       3.718       4.031
   7      25-Nov-05     739,123,067.16           0.00          0.000       3.881       4.115
   8      25-Dec-05     718,399,369.30           0.00          0.000       3.997       4.183
   9      25-Jan-06     698,115,107.46           0.00          0.000       4.131       4.232
  10      25-Feb-06     678,261,954.43           0.00          0.000       4.112       4.266
  11      25-Mar-06     658,959,504.18           0.00          0.000       4.159       4.311
  12      25-Apr-06     640,203,079.76           0.00          0.000       4.209       4.350
  13      25-May-06     621,977,301.43           0.00          0.000       4.259       4.386
  14      25-Jun-06     604,267,221.27           0.00          0.000       4.301       4.421
  15      25-Jul-06     587,058,311.16           0.00          0.000       4.333       4.448
  16      25-Aug-06     570,336,450.95           0.00          0.000       4.366       4.488
  17      25-Sep-06     554,087,917.07           0.00          0.000       4.397       4.511
  18      25-Oct-06     538,299,274.63           0.00          0.000       4.424       4.529
  19      25-Nov-06     522,957,661.67           0.00          0.000       4.450       4.550
  20      25-Dec-06     508,157,279.78           0.00          0.000       4.470       4.566
  21      25-Jan-07     493,782,930.26           0.00          0.000       4.560       4.583
  22      25-Feb-07     479,812,755.90      12,234.89          0.031       4.500       4.590
  23      25-Mar-07     466,235,436.86     827,715.02          2.130       4.513       4.609
  24      25-Apr-07     453,039,990.73     612,591.97          1.623       4.534       4.631
  25      25-May-07     440,215,699.03   1,004,267.53          2.738       4.554       4.656
  26      25-Jun-07     427,792,179.93     948,550.58          2.661       4.575       4.676


                                                                          1 of 6

             5 CDR, 50% Severity, Fwd Libor, 100% Advance, 0 Mth Lag, 100 PPC
=============================================================================================
Period      Date            Balance        Excess ($)       Excess (%)      1ML        6ML
  27      25-Jul-07     415,721,619.58     971,404.16          2.804       4.597       4.695
  28      25-Aug-07     403,989,684.84     880,835.39          2.616       4.620       4.715
  29      25-Sep-07     392,586,910.35     849,016.26          2.595       4.642       4.732
  30      25-Oct-07     381,504,106.27     871,616.16          2.742       4.663       4.747
  31      25-Nov-07     370,732,315.72     875,973.26          2.835       4.681       4.841
  32      25-Dec-07     360,271,528.60     913,598.56          3.043       4.695       4.825
  33      25-Jan-08     350,105,794.79     834,588.11          2.861       4.710       4.862
  34      25-Feb-08     340,225,189.13     807,500.43          2.848       4.723       4.844
  35      25-Mar-08     330,621,744.15     875,529.07          3.178       4.732       4.853
  36      25-Apr-08     321,287,715.45     718,059.83          2.682       4.894       4.914
  37      25-May-08     312,215,572.67     796,781.25          3.062       4.748       4.896
  38      25-Jun-08     303,399,928.91     697,133.68          2.757       4.914       4.932
  39      25-Jul-08     294,832,370.12     755,595.72          3.075       4.763       4.914
  40      25-Aug-08     286,505,212.81     655,441.47          2.745       4.930       4.951
  41      25-Sep-08     278,411,737.98     637,370.42          2.747       4.930       4.960
  42      25-Oct-08     270,545,414.66     688,901.26          3.056       4.789       4.890
  43      25-Nov-08     262,899,892.57     603,571.91          2.755       4.958       4.927
  44      25-Dec-08     255,469,713.73     655,234.05          3.078       4.808       4.911
  45      25-Jan-09     248,248,261.48     567,847.48          2.745       4.979       4.950
  46      25-Feb-09     241,229,562.79     550,154.91          2.737       4.990       4.934
  47      25-Mar-09     234,407,948.88     718,162.81          3.676       4.516       4.946
  48      25-Apr-09     227,777,908.96     516,280.86          2.720       5.013       5.040
  49      25-May-09     221,334,086.10     574,037.20          3.112       4.863       5.025
  50      25-Jun-09     215,072,757.78     501,663.68          2.799       5.028       5.064
  51      25-Jul-09     208,987,546.85     541,241.26          3.108       4.887       5.048
  52      25-Aug-09     203,073,276.92     902,598.88          5.334       5.061       5.086
  53      25-Sep-09     197,325,167.30     850,236.80          5.171       5.063       5.097
  54      25-Oct-09     191,738,571.41     674,210.63          4.220       4.919       5.023
  55      25-Nov-09     186,309,033.59     619,579.30          3.991       5.094       5.060
  56      25-Dec-09     181,034,750.61     658,215.41          4.363       4.939       5.042
  57      25-Jan-10     175,909,177.47     590,511.72          4.028       5.114       5.080
  58      25-Feb-10     170,927,633.28     576,319.65          4.046       5.114       5.060
  59      25-Mar-10     166,086,089.59     697,637.45          5.041       4.636       5.070


                                                                          2 of 6

             5 CDR, 50% Severity, Fwd Libor, 100% Advance, 0 Mth Lag, 100 PPC
=============================================================================================
Period      Date            Balance        Excess ($)       Excess (%)      1ML        6ML
  60      25-Apr-10     161,380,630.18     543,041.09          4.038       5.142       5.164
  61      25-May-10     156,807,448.29     583,473.72          4.465       4.984       5.144
  62      25-Jun-10     152,364,222.14     525,341.14          4.138       5.155       5.182
  63      25-Jul-10     148,046,182.68     551,708.94          4.472       5.002       5.163
  64      25-Aug-10     143,849,543.25     494,006.10          4.121       5.178       5.201
  65      25-Sep-10     139,770,907.45     479,927.71          4.120       5.182       5.211
  66      25-Oct-10     135,806,974.12     504,257.02          4.456       5.029       5.134
  67      25-Nov-10     131,954,533.17     455,998.86          4.147       5.197       5.173
  68      25-Dec-10     128,210,919.41     478,574.94          4.479       5.048       5.155
  69      25-Jan-11     124,572,631.60     428,331.49          4.126       5.226       5.193
  70      25-Feb-11     121,036,711.95     416,067.31          4.125       5.231       5.174
  71      25-Mar-11     117,600,295.21     502,663.45          5.129       4.737       5.185
  72      25-Apr-11     114,260,596.02     391,166.07          4.108       5.256       5.282
  73      25-May-11     111,014,906.90     418,028.24          4.519       5.095       5.263
  74      25-Jun-11     107,861,376.12     305,168.42          3.395       5.276       5.303
  75      25-Jul-11     104,796,764.78     272,282.53          3.118       5.116       5.285
  76      25-Aug-11     101,818,440.32     235,561.76          2.776       5.287       5.325
  77      25-Sep-11      98,923,986.72     227,988.99          2.766       5.308       5.336
  78      25-Oct-11      96,111,055.76     249,634.50          3.117       5.147       5.288
  79      25-Nov-11      93,377,363.93     219,557.61          2.822       5.324       5.328
  80      25-Dec-11      90,721,177.92     239,550.16          3.169       5.168       5.310
  81      25-Jan-12      88,139,835.17     206,996.45          2.818       5.351       5.350
                                  0.00           0.00


                                                                          3 of 6

           5 CDR, 50% Severity, Fwd Libor+200, 100% Advance, 0 Mth Lag, 100 PPC
=============================================================================================
Period      Date            Balance        Excess ($)       Excess (%)      1ML        6ML
   0      25-Apr-05
   1      25-May-05     873,268,316.36           0.00          0.000       4.890       5.362
   2      25-Jun-05     849,684,391.50           0.00          0.000       5.200       5.526
   3      25-Jul-05     826,608,443.95           0.00          0.000       5.270       5.669
   4      25-Aug-05     804,026,667.99           0.00          0.000       5.418       5.811
   5      25-Sep-05     781,926,253.75           0.00          0.000       5.560       5.938
   6      25-Oct-05     760,295,357.21           0.00          0.000       5.718       6.031
   7      25-Nov-05     739,123,067.16           0.00          0.000       5.881       6.115
   8      25-Dec-05     718,399,369.30           0.00          0.000       5.997       6.183
   9      25-Jan-06     698,115,107.46           0.00          0.000       6.131       6.232
  10      25-Feb-06     678,261,954.43           0.00          0.000       6.112       6.266
  11      25-Mar-06     658,959,504.18           0.00          0.000       6.159       6.311
  12      25-Apr-06     640,203,079.76           0.00          0.000       6.209       6.350
  13      25-May-06     621,977,301.43           0.00          0.000       6.259       6.386
  14      25-Jun-06     604,267,221.27           0.00          0.000       6.301       6.421
  15      25-Jul-06     587,058,311.16           0.00          0.000       6.333       6.448
  16      25-Aug-06     570,336,450.95           0.00          0.000       6.366       6.488
  17      25-Sep-06     554,087,917.07           0.00          0.000       6.397       6.511
  18      25-Oct-06     538,299,274.63           0.00          0.000       6.424       6.529
  19      25-Nov-06     522,957,661.67           0.00          0.000       6.450       6.550
  20      25-Dec-06     508,157,293.16           0.00          0.000       6.470       6.566
  21      25-Jan-07     493,782,956.34           0.00          0.000       6.560       6.583
  22      25-Feb-07     479,812,794.02           0.00          0.000       6.500       6.590
  23      25-Mar-07     466,235,486.42           0.00          0.000       6.513       6.609
  24      25-Apr-07     453,040,051.12           0.00          0.000       6.534       6.631
  25      25-May-07     440,215,769.67           0.00          0.000       6.554       6.656
  26      25-Jun-07     427,797,584.75           0.00          0.000       6.575       6.676


                                                                          4 of 6

           5 CDR, 50% Severity, Fwd Libor+200, 100% Advance, 0 Mth Lag, 100 PPC
=============================================================================================
Period      Date            Balance        Excess ($)       Excess (%)      1ML        6ML
  27      25-Jul-07     415,732,135.13           0.00          0.000       6.597       6.695
  28      25-Aug-07     404,005,049.90           0.00          0.000       6.620       6.715
  29      25-Sep-07     392,606,873.58           0.00          0.000       6.642       6.732
  30      25-Oct-07     381,528,428.60           0.00          0.000       6.663       6.747
  31      25-Nov-07     370,760,764.45           0.00          0.000       6.681       6.841
  32      25-Dec-07     360,327,201.09           0.00          0.000       6.695       6.825
  33      25-Jan-08     350,189,661.05           0.00          0.000       6.710       6.862
  34      25-Feb-08     340,335,807.50           0.00          0.000       6.723       6.844
  35      25-Mar-08     330,757,727.12           0.00          0.000       6.732       6.853
  36      25-Apr-08     321,447,733.61           0.00          0.000       6.894       6.914
  37      25-May-08     312,398,341.19           0.00          0.000       6.748       6.896
  38      25-Jun-08     303,612,247.22           0.00          0.000       6.914       6.932
  39      25-Jul-08     295,073,596.45           0.00          0.000       6.763       6.914
  40      25-Aug-08     286,773,778.66           0.00          0.000       6.930       6.951
  41      25-Sep-08     278,706,134.67           0.00          0.000       6.930       6.960
  42      25-Oct-08     270,864,190.65           0.00          0.000       6.789       6.890
  43      25-Nov-08     263,241,652.94           0.00          0.000       6.958       6.927
  44      25-Dec-08     255,833,263.30           0.00          0.000       6.808       6.911
  45      25-Jan-09     248,632,512.76           0.00          0.000       6.979       6.950
  46      25-Feb-09     241,633,260.58           0.00          0.000       6.990       6.934
  47      25-Mar-09     234,829,887.31           0.00          0.000       6.516       6.946
  48      25-Apr-09     228,216,929.92           0.00          0.000       7.013       7.040
  49      25-May-09     221,789,077.45           0.00          0.000       6.863       7.025
  50      25-Jun-09     215,542,166.33           0.00          0.000       7.028       7.064
  51      25-Jul-09     209,470,429.91           0.00          0.000       6.887       7.048
  52      25-Aug-09     203,568,674.14           0.00          0.000       7.061       7.086
  53      25-Sep-09     197,832,157.46     528,853.42          3.208       7.063       7.097
  54      25-Oct-09     192,256,270.35     644,030.88          4.020       6.919       7.023
  55      25-Nov-09     186,836,594.41     574,090.53          3.687       7.094       7.060
  56      25-Dec-09     181,571,140.97     622,068.19          4.111       6.939       7.042
  57      25-Jan-10     176,453,645.60     544,925.69          3.706       7.114       7.080
  58      25-Feb-10     171,479,444.75     530,203.68          3.710       7.114       7.060
  59      25-Mar-10     166,644,541.25     678,199.70          4.884       6.636       7.070


                                                                          5 of 6

           5 CDR, 50% Severity, Fwd Libor+200, 100% Advance, 0 Mth Lag, 100 PPC
=============================================================================================
Period      Date            Balance        Excess ($)       Excess (%)      1ML        6ML
  60      25-Apr-10     161,945,049.16     497,925.70          3.690       7.142       7.164
  61      25-May-10     157,377,190.73     545,614.99          4.160       6.984       7.144
  62      25-Jun-10     152,938,214.21     479,665.37          3.764       7.155       7.182
  63      25-Jul-10     148,623,757.84     515,435.86          4.162       7.002       7.163
  64      25-Aug-10     144,430,167.46     451,055.04          3.748       7.178       7.201
  65      25-Sep-10     140,354,070.78     438,280.23          3.747       7.182       7.211
  66      25-Oct-10     136,392,189.36     471,248.21          4.146       7.029       7.134
  67      25-Nov-10     132,541,336.04     417,316.79          3.778       7.197       7.173
  68      25-Dec-10     128,798,858.74     448,495.22          4.179       7.048       7.155
  69      25-Jan-11     125,161,345.06     391,938.37          3.758       7.226       7.193
  70      25-Feb-11     121,625,795.44     380,315.58          3.752       7.231       7.174
  71      25-Mar-11     118,189,364.03     486,872.35          4.943       6.737       7.185
  72      25-Apr-11     114,849,284.24     356,664.32          3.727       7.256       7.282
  73      25-May-11     111,602,866.51     390,084.46          4.194       7.095       7.263
  74      25-Jun-11     108,448,038.68     295,404.52          3.269       7.276       7.303
  75      25-Jul-11     105,381,735.83     245,139.19          2.791       7.116       7.285
  76      25-Aug-11     102,401,439.27     203,793.28          2.388       7.287       7.325
  77      25-Sep-11      99,504,747.75     197,338.73          2.380       7.308       7.336
  78      25-Oct-11      96,689,326.90     225,384.95          2.797       7.147       7.288
  79      25-Nov-11      93,952,907.33     189,850.95          2.425       7.324       7.328
  80      25-Dec-11      91,293,532.38     215,870.01          2.837       7.168       7.310
  81      25-Jan-12      88,708,795.70     179,351.01          2.426       7.351       7.350
                                  0.00           0.00


                                                                          6 of 6

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005 - FR1 ('Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized A sset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from m odels used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitut or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412 - 2663.


[BARCLAYS CAPITAL LOGO OMITTED]


                                                                          1 of 1

SABR 2005-FR1

The Winter Group
Triggers Failing

50% Severity, 100% Advance
6 Month Lag
Servicer Advances
To Maturity

                  ---------------------------------------------------------------------------------------------------------------
                             50 PPC                                                100 PPC
                  ---------------------------------------------------------------------------------------------------------------
                            Fwd Libor               Fwd Libor + 200               Fwd Libor               Fwd Libor + 200
---------------------------------------------------------------------------------------------------------------------------------
        WAL                               18.69                       20.2                      12.01                      12.79
M3      Cum Loss       198,611,349.22 (22.74%)    177,882,812.65 (20.37%)    131,637,895.31 (15.07%)    112,509,333.65 (12.88%)
        CDR                              11.098                      9.203                     11.703                      9.505
---------------------------------------------------------------------------------------------------------------------------------
        WAL                               21.63                       9.35                      14.29                      10.93
B3      Cum Loss       177,007,533.39 (20.27%)    151,278,740.92 (17.32%)    104,072,362.04 (11.92%)    78,716,342.40 (9.01%)
        CDR                               9.187                      7.198                      8.626                      6.129
---------------------------------------------------------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------------------------------------
                             150 PPC                                               35 CPR
                  ---------------------------------------------------------------------------------------------------------------
                            Fwd Libor               Fwd Libor + 200               Fwd Libor               Fwd Libor + 200
---------------------------------------------------------------------------------------------------------------------------------
        WAL                                8.29                        8.7                       8.76                       9.21
M3      Cum Loss        99,919,173.94 (11.44%)     84,217,491.57 (9.64%)     103,878,408.43 (11.90%)     88,045,375.21 (10.08%)
        CDR                              12.752                     10.391                     12.664                     10.358
---------------------------------------------------------------------------------------------------------------------------------
        WAL                                9.91                      10.36                      10.47                       9.82
B3      Cum Loss       70,305,662.45 (8.05%)      54,386,303.08 (6.23%)      74,647,057.32 (8.55%)      57,529,538.28 (6.59%)
        CDR                               8.436                      6.317                      8.541                      6.347
---------------------------------------------------------------------------------------------------------------------------------


                                                                          1 OF 1

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or uptodate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B


                                                                         1 of 31

Securitized Asset Backed Receivables LLC Trust 2005-FR1

               FICO

   CLTV           800<=     780 - 799   760 - 779    740 - 759   720 - 739   700 - 719    680 - 699   660 - 679   640 - 659
            -----------------------------------------------------------------------------------------------------------------
  5.01 - 10       0.00%        0.00%       0.00%        0.00%       0.00%       0.00%        0.00%       0.00%       0.00%
 10.01 - 15       0.00%        0.00%       0.00%        0.00%       0.00%       0.00%        0.00%       0.00%       0.00%
 15.01 - 20       0.00%        0.00%       0.00%        0.00%       0.00%       0.00%        0.00%       0.00%       0.00%
 20.01 - 25       0.00%        0.00%       0.00%        0.00%       0.00%       0.00%        0.00%       0.00%       0.00%
 25.01 - 30       0.00%        0.00%       0.00%        0.00%       0.00%       0.00%        0.00%       0.02%       0.00%
 30.01 - 35       0.00%        0.00%       0.00%        0.00%       0.00%       0.00%        0.00%       0.00%       0.02%
 35.01 - 40       0.00%        0.00%       0.00%        0.00%       0.00%       0.01%        0.06%       0.00%       0.00%
 40.01 - 45       0.00%        0.00%       0.00%        0.00%       0.00%       0.00%        0.00%       0.11%       0.01%
 45.01 - 50       0.00%        0.00%       0.00%        0.00%       0.02%       0.02%        0.02%       0.00%       0.00%
 50.01 - 55       0.00%        0.02%       0.00%        0.00%       0.05%       0.00%        0.00%       0.00%       0.08%
 55.01 - 60       0.00%        0.00%       0.00%        0.00%       0.00%       0.00%        0.00%       0.02%       0.05%
 60.01 - 65       0.00%        0.00%       0.00%        0.00%       0.02%       0.00%        0.02%       0.00%       0.18%
 65.01 - 70       0.00%        0.00%       0.00%        0.00%       0.02%       0.05%        0.00%       0.04%       0.15%
 70.01 - 75       0.00%        0.02%       0.00%        0.03%       0.00%       0.08%        0.19%       0.23%       0.18%
 75.01 - 80       0.00%        0.06%       0.43%        0.51%       0.94%       1.24%        2.23%       3.29%       4.44%
 80.01 - 85       0.00%        0.00%       0.04%        0.00%       0.03%       0.14%        0.33%       0.54%       0.57%
 85.01 - 90       0.00%        0.18%       0.13%        0.40%       0.39%       0.74%        1.04%       1.66%       2.60%
 90.01 - 95       0.00%        0.00%       0.09%        0.08%       0.11%       0.11%        0.05%       0.30%       0.34%
95.01 - 100       0.00%        0.07%       0.18%        0.30%       0.27%       0.62%        0.68%       0.63%       0.86%
            -----------------------------------------------------------------------------------------------------------------
               FICO

   CLTV        620 - 639    600 - 619   580 - 599    560 - 579   540 - 559   520 - 539    500 - 519
            ---------------------------------------------------------------------------------------
  5.01 - 10        0.00%       0.00%       0.00%        0.00%       0.00%       0.00%        0.00%
 10.01 - 15        0.00%       0.00%       0.00%        0.00%       0.00%       0.00%        0.00%
 15.01 - 20        0.00%       0.00%       0.01%        0.00%       0.00%       0.00%        0.00%
 20.01 - 25        0.00%       0.03%       0.00%        0.00%       0.00%       0.00%        0.00%
 25.01 - 30        0.00%       0.00%       0.01%        0.02%       0.00%       0.02%        0.00%
 30.01 - 35        0.00%       0.00%       0.07%        0.00%       0.00%       0.00%        0.01%
 35.01 - 40        0.03%       0.06%       0.04%        0.05%       0.10%       0.06%        0.01%
 40.01 - 45        0.00%       0.04%       0.02%        0.02%       0.07%       0.10%        0.02%
 45.01 - 50        0.16%       0.17%       0.11%        0.02%       0.18%       0.01%        0.02%
 50.01 - 55        0.06%       0.18%       0.29%        0.21%       0.28%       0.15%        0.16%
 55.01 - 60        0.01%       0.18%       0.25%        0.32%       0.26%       0.33%        0.15%
 60.01 - 65        0.03%       0.59%       0.44%        0.46%       0.64%       0.62%        0.46%
 65.01 - 70        0.21%       0.46%       0.63%        0.47%       0.65%       1.01%        0.77%
 70.01 - 75        0.47%       0.76%       0.84%        0.66%       1.26%       1.30%        1.44%
 75.01 - 80        6.01%       5.93%       5.94%        2.25%       3.05%       2.34%        1.80%
 80.01 - 85        0.85%       1.59%       1.23%        1.10%       0.93%       0.69%        0.23%
 85.01 - 90        3.16%       3.59%       3.68%        3.46%       2.42%       0.00%        0.00%
 90.01 - 95        0.36%       0.27%       0.39%        0.06%       0.05%       0.00%        0.00%
95.01 - 100        0.58%       0.99%       0.30%        0.01%       0.00%       0.00%        0.00%
            ---------------------------------------------------------------------------------------

                                                                                                     100%

                                                                            The Matrix should sum to 100%


                                                                         2 of 31

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Silent Second

1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 1,574

Aggregate Principal Balance ($): 329,169,661
Weighted Average Current Mortgage Rate (%): 6.908
Non-Zero Weighted Average Margin (%): 6.935
Non-Zero Weighted Average Maximum Rate (%): 13.898
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 83.22
% First Liens: 100.00
% Owner Occupied: 90.62
% Purchase: 79.77
% Full Documentation: 74.61

Non-Zero Weighted Average FICO Score: 628

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                                                                         3 of 31

2. Product Types

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
Product                                              Mortgage         Cut-off Date           Cut-off Date         Interest
Types                                                  Loans       Principal Balance       Principal Balance        Rate
Fixed - 15 Year                                             1                300,905                    0.09        6.500
Fixed - 20 Year                                             1                163,485                    0.05        6.250
Fixed - 30 Year                                            73             12,666,322                    3.85        7.203
ARM - 2 Year/6 Month LIBOR                              1,224            247,033,791                   75.05        7.027
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only           217             57,254,764                   17.39        6.388
ARM - 3 Year/6 Month LIBOR                                 33              5,464,939                    1.66        6.767
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only            10              3,490,759                    1.06        6.390
ARM - 5 Year/6 Month LIBOR                                 15              2,794,695                    0.85        6.784
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
Product                                                Term          Combined
Types                                                (months)      Original LTV
Fixed - 15 Year                                           175            90.00
Fixed - 20 Year                                           234            80.00
Fixed - 30 Year                                           354            83.22
ARM - 2 Year/6 Month LIBOR                                354            83.60
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only           354            81.84
ARM - 3 Year/6 Month LIBOR                                354            83.01
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only           355            80.73
ARM - 5 Year/6 Month LIBOR                                354            80.24
Total:                                                    354            83.22

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3. Range of Gross Interest Rates (%)

                                                                                             % of Mortgage        Weighted
Range of                                                                                     Loan Pool by         Average
Gross                                                Number of         Aggregate               Aggregate           Gross
Interest                                             Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                              Loans       Principal Balance       Principal Balance        Rate
4.000% - 4.999%                                             6              1,748,954                    0.53        4.972
5.000% - 5.999%                                           190             48,613,923                   14.77        5.715
6.000% - 6.999%                                           596            142,034,018                   43.15        6.555
7.000% - 7.999%                                           541            102,928,798                   31.27        7.476
8.000% - 8.999%                                           209             30,894,765                    9.39        8.386
9.000% - 9.999%                                            26              2,405,215                    0.73        9.259
10.000% - 10.999%                                           5                487,866                    0.15       10.253
11.000% - 11.999%                                           1                 56,121                    0.02       11.050
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
Range of                                              Average        Weighted
Gross                                                Remaining       Average
Interest                                               Term          Combined
Rates (%)                                            (months)      Original LTV
4.000% - 4.999%                                           353            80.00
5.000% - 5.999%                                           354            80.97
6.000% - 6.999%                                           354            82.54
7.000% - 7.999%                                           354            84.93
8.000% - 8.999%                                           354            84.60
9.000% - 9.999%                                           354            82.41
10.000% - 10.999%                                         355            73.28
11.000% - 11.999%                                         354            75.00
Total:                                                    354            83.22
Minimum: 4.890%
Maximum: 11.050%
Weighted Average: 6.908%


                                                                         4 of 31

Top

4. Range of Cut-off Date Principal Balances ($)

                                                                                             % of Mortgage        Weighted
Range of                                                                                     Loan Pool by         Average
Cut-off                                              Number of         Aggregate               Aggregate           Gross
Date Principal                                       Mortgage         Cut-off Date           Cut-off Date         Interest
Balances ($)                                           Loans       Principal Balance       Principal Balance        Rate
$25,001 - $50,000                                           3                149,622                    0.05        9.647
$50,001 - $75,000                                          54              3,449,334                    1.05        8.401
$75,001 - $100,000                                        144             12,841,059                    3.90        7.528
$100,001 - $125,000                                       254             28,440,594                    8.64        7.320
$125,001 - $150,000                                       206             28,345,273                    8.61        7.128
$150,001 - $175,000                                       156             25,314,388                    7.69        7.054
$175,001 - $200,000                                       140             26,176,888                    7.95        6.931
$200,001 - $225,000                                       102             21,752,556                    6.61        6.930
$225,001 - $250,000                                        82             19,438,972                    5.91        6.868
$250,001 - $275,000                                        64             16,696,552                    5.07        6.860
$275,001 - $300,000                                        50             14,334,427                    4.35        6.904
$300,001 - $325,000                                        60             18,725,573                    5.69        6.675
$325,001 - $350,000                                        34             11,389,228                    3.46        7.025
$350,001 - $375,000                                        30             10,838,579                    3.29        6.598
$375,001 - $400,000                                        34             13,175,171                    4.00        6.712
$400,001 - $425,000                                        33             13,686,825                    4.16        6.583
$425,001 - $450,000                                        21              9,164,646                    2.78        6.605
$450,001 - $475,000                                        27             12,484,922                    3.79        6.674
$475,001 - $500,000                                        35             17,106,149                    5.20        6.697
$500,001 - $750,000                                        45             25,658,903                    7.80        6.451
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
Range of                                              Average        Weighted
Cut-off                                              Remaining       Average
Date Principal                                         Term          Combined
Balances ($)                                         (months)      Original LTV
$25,001 - $50,000                                         354            65.25
$50,001 - $75,000                                         354            81.97
$75,001 - $100,000                                        354            83.99
$100,001 - $125,000                                       354            84.03
$125,001 - $150,000                                       354            83.69
$150,001 - $175,000                                       353            84.14
$175,001 - $200,000                                       354            82.73
$200,001 - $225,000                                       354            83.59
$225,001 - $250,000                                       354            83.49
$250,001 - $275,000                                       354            83.35
$275,001 - $300,000                                       354            83.00
$300,001 - $325,000                                       351            84.76
$325,001 - $350,000                                       354            84.81
$350,001 - $375,000                                       354            82.91
$375,001 - $400,000                                       354            83.07
$400,001 - $425,000                                       355            82.57
$425,001 - $450,000                                       354            83.10
$450,001 - $475,000                                       354            82.75
$475,001 - $500,000                                       355            80.91
$500,001 - $750,000                                       355            81.34
Total:                                                    354            83.22
Minimum: $49,833
Maximum: $708,454
Average: $209,129

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                                                                         5 of 31

5. Original Terms (month)

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
Original                                             Number of         Aggregate               Aggregate           Gross
Terms                                                Mortgage         Cut-off Date           Cut-off Date         Interest
(month)                                                Loans       Principal Balance       Principal Balance        Rate
180                                                         1                300,905                    0.09        6.500
240                                                         1                163,485                    0.05        6.250
358                                                         1                108,250                    0.03        7.050
360                                                     1,571            328,597,021                   99.83        6.909
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
Original                                             Remaining       Average
Terms                                                  Term          Combined
(month)                                              (months)      Original LTV
180                                                       175            90.00
240                                                       234            80.00
358                                                       348            89.85
360                                                       354            83.21
Total:                                                    354            83.22
Minimum: 180
Maximum: 360
Weighted Average: 360

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6. Range of Remaining Terms (month)

                                                                                             % of Mortgage        Weighted
Range of                                                                                     Loan Pool by         Average
Remaining                                            Number of         Aggregate               Aggregate           Gross
Terms                                                Mortgage         Cut-off Date           Cut-off Date         Interest
(month)                                                Loans       Principal Balance       Principal Balance        Rate
121 - 180                                                   1                300,905                    0.09        6.500
181 - 240                                                   1                163,485                    0.05        6.250
301 - 360                                               1,572            328,705,271                   99.86        6.909
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
Range of                                              Average        Weighted
Remaining                                            Remaining       Average
Terms                                                  Term          Combined
(month)                                              (months)      Original LTV
121 - 180                                                 175            90.00
181 - 240                                                 234            80.00
301 - 360                                                 354            83.21
Total:                                                    354            83.22
Minimum: 175
Maximum: 355
Weighted Average: 354

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                                                                         6 of 31

7. Range of Combined Original LTV Ratios (%)

                                                                                             % of Mortgage        Weighted
Range of                                                                                     Loan Pool by         Average
Combined                                             Number of         Aggregate               Aggregate           Gross
Original                                             Mortgage         Cut-off Date           Cut-off Date         Interest
LTV Ratios (%)                                         Loans       Principal Balance       Principal Balance        Rate
35.01% - 40.00%                                             1                 49,833                    0.02        8.990
40.01% - 45.00%                                             1                188,725                    0.06        6.850
45.01% - 50.00%                                             1                150,000                    0.05        6.550
50.01% - 55.00%                                             1                497,408                    0.15        6.800
55.01% - 60.00%                                             2                647,048                    0.20        7.481
60.01% - 65.00%                                             3                730,401                    0.22        7.203
65.01% - 70.00%                                             3                582,903                    0.18        7.856
70.01% - 75.00%                                            17              3,393,974                    1.03        7.228
75.01% - 80.00%                                           931            200,800,075                   61.00        6.713
80.01% - 85.00%                                            63             14,259,270                    4.33        6.951
85.01% - 90.00%                                           550            107,794,312                   32.75        7.246
90.01% - 95.00%                                             1                 75,712                    0.02        7.450
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
Range of                                              Average        Weighted
Combined                                             Remaining       Average
Original                                               Term          Combined
LTV Ratios (%)                                       (months)      Original LTV
35.01% - 40.00%                                           354            35.71
40.01% - 45.00%                                           354            44.64
45.01% - 50.00%                                           354            49.67
50.01% - 55.00%                                           354            52.63
55.01% - 60.00%                                           354            59.09
60.01% - 65.00%                                           355            64.39
65.01% - 70.00%                                           355            67.82
70.01% - 75.00%                                           354            74.08
75.01% - 80.00%                                           354            79.98
80.01% - 85.00%                                           354            84.86
85.01% - 90.00%                                           354            89.95
90.01% - 95.00%                                           355            95.00
Total:                                                    354            83.22
Minimum: 35.71%
Maximum: 95.00%
Weighted Average: 83.22%

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                                                                         7 of 31

8. Range of Gross Margins (%)

                                                                                             % of Mortgage        Weighted
Range                                                                                        Loan Pool by         Average
of                                                   Number of         Aggregate               Aggregate           Gross
Gross                                                Mortgage         Cut-off Date           Cut-off Date         Interest
Margins (%)                                            Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                           75             13,130,712                    3.99        7.175
5.501% - 6.000%                                            10              2,883,617                    0.88        4.998
6.001% - 6.500%                                            50             13,645,627                    4.15        5.440
6.501% - 7.000%                                         1,438            299,386,330                   90.95        6.982
8.501% - 9.000%                                             1                123,375                    0.04        7.350
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
Range                                                 Average        Weighted
of                                                   Remaining       Average
Gross                                                  Term          Combined
Margins (%)                                          (months)      Original LTV
Fixed Rate Loans                                          349            83.33
5.501% - 6.000%                                           354            80.72
6.001% - 6.500%                                           355            81.58
6.501% - 7.000%                                           354            83.31
8.501% - 9.000%                                           354            80.00
Total:                                                    354            83.22
Non-Zero Minimum: 5.840%
Maximum: 8.990%
Non-Zero Weighted Average: 6.935%

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                                                                         8 of 31

9. Range of Minimum Mortgage Rates (%)

Range                                                                                        % of Mortgage        Weighted
of                                                                                           Loan Pool by         Average
Minimum                                              Number of         Aggregate               Aggregate           Gross
Mortgage                                             Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                              Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                           75             13,130,712                    3.99        7.175
4.501% - 5.000%                                             8              2,015,917                    0.61        4.976
5.001% - 5.500%                                            45             12,754,191                    3.87        5.399
5.501% - 6.000%                                           150             38,076,112                   11.57        5.846
6.001% - 6.500%                                           232             56,471,557                   17.16        6.292
6.501% - 7.000%                                           340             79,108,606                   24.03        6.787
7.001% - 7.500%                                           290             58,307,041                   17.71        7.310
7.501% - 8.000%                                           228             40,473,987                   12.30        7.787
8.001% - 8.500%                                           135             20,770,605                    6.31        8.306
8.501% - 9.000%                                            49              6,053,093                    1.84        8.775
9.001% - 9.500%                                            14              1,379,133                    0.42        9.221
9.501% - 10.000%                                            4                284,240                    0.09        9.737
10.001% - 10.500%                                           2                232,481                    0.07       10.255
10.501% - 11.000%                                           1                 55,863                    0.02       10.750
11.001% - 11.500%                                           1                 56,121                    0.02       11.050
Total:                                                  1,574            329,169,661                  100.00        6.908

Range                                                Weighted
of                                                    Average        Weighted
Minimum                                              Remaining       Average
Mortgage                                               Term          Combined
Rates (%)                                            (months)      Original LTV
Fixed Rate Loans                                          349            83.33
4.501% - 5.000%                                           354            80.00
5.001% - 5.500%                                           355            81.71
5.501% - 6.000%                                           354            80.69
6.001% - 6.500%                                           354            81.66
6.501% - 7.000%                                           354            83.40
7.001% - 7.500%                                           354            85.31
7.501% - 8.000%                                           354            84.48
8.001% - 8.500%                                           354            84.78
8.501% - 9.000%                                           354            82.35
9.001% - 9.500%                                           354            82.37
9.501% - 10.000%                                          354            78.68
10.001% - 10.500%                                         355            69.12
10.501% - 11.000%                                         354            80.00
11.001% - 11.500%                                         354            75.00
Total:                                                    354            83.22
Non-Zero Minimum: 4.890%
Maximum: 11.050%
Non-Zero Weighted Average: 6.899%

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                                                                         9 of 31

10. Range of Maximum Mortgage Rates (%)

Range                                                                                        % of Mortgage        Weighted
of                                                                                           Loan Pool by         Average
Maximum                                              Number of         Aggregate               Aggregate           Gross
Mortgage                                             Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                              Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                           75             13,130,712                    3.99        7.175
11.501% - 12.000%                                           8              2,015,917                    0.61        4.976
12.001% - 12.500%                                          45             12,754,191                    3.87        5.399
12.501% - 13.000%                                         150             38,076,112                   11.57        5.846
13.001% - 13.500%                                         233             56,818,864                   17.26        6.291
13.501% - 14.000%                                         337             78,478,124                   23.84        6.789
14.001% - 14.500%                                         292             58,590,217                   17.80        7.309
14.501% - 15.000%                                         227             40,353,801                   12.26        7.787
15.001% - 15.500%                                         136             20,890,791                    6.35        8.304
15.501% - 16.000%                                          49              6,053,093                    1.84        8.775
16.001% - 16.500%                                          14              1,379,133                    0.42        9.221
16.501% - 17.000%                                           4                284,240                    0.09        9.737
17.001% - 17.500%                                           2                232,481                    0.07       10.255
17.501% - 18.000%                                           1                 55,863                    0.02       10.750
18.001% - 18.500%                                           1                 56,121                    0.02       11.050
Total:                                                  1,574            329,169,661                  100.00        6.908

Range                                                Weighted
of                                                    Average        Weighted
Maximum                                              Remaining       Average
Mortgage                                               Term          Combined
Rates (%)                                            (months)      Original LTV
Fixed Rate Loans                                          349            83.33
11.501% - 12.000%                                         354            80.00
12.001% - 12.500%                                         355            81.71
12.501% - 13.000%                                         354            80.69
13.001% - 13.500%                                         354            81.65
13.501% - 14.000%                                         354            83.42
14.001% - 14.500%                                         354            85.30
14.501% - 15.000%                                         354            84.46
15.001% - 15.500%                                         354            84.81
15.501% - 16.000%                                         354            82.35
16.001% - 16.500%                                         354            82.37
16.501% - 17.000%                                         354            78.68
17.001% - 17.500%                                         355            69.12
17.501% - 18.000%                                         354            80.00
18.001% - 18.500%                                         354            75.00
Total:                                                    354            83.22
Non-Zero Minimum: 11.890%
Maximum: 18.050%
Non-Zero Weighted Average: 13.898%

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                                                                        10 of 31

11. Initial Cap (%)

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
                                                     Mortgage         Cut-off Date           Cut-off Date         Interest
Initial Cap (%)                                        Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                           75             13,130,712                    3.99        7.175
3.00%                                                   1,498            315,930,699                   95.98        6.897
6.00%                                                       1                108,250                    0.03        7.050
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
                                                       Term          Combined
Initial Cap (%)                                      (months)      Original LTV
Fixed Rate Loans                                          349            83.33
3.00%                                                     354            83.21
6.00%                                                     348            89.85
Total:                                                    354            83.22
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.001%

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12. Periodic Cap (%)

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
Periodic                                             Mortgage         Cut-off Date           Cut-off Date         Interest
Cap (%)                                                Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                           75             13,130,712                    3.99        7.175
1.50%                                                   1,499            316,038,949                   96.01        6.897
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
Periodic                                               Term          Combined
Cap (%)                                              (months)      Original LTV
Fixed Rate Loans                                          349            83.33
1.50%                                                     354            83.21
Total:                                                    354            83.22
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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                                                                        11 of 31

13. Next Rate Adjustment Date

                                                                                             % of Mortgage        Weighted
Next                                                                                         Loan Pool by         Average
Rate                                                 Number of         Aggregate               Aggregate           Gross
Adjustment                                           Mortgage         Cut-off Date           Cut-off Date         Interest
Date                                                   Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                           75             13,130,712                    3.99        7.175
May-06                                                      3                631,922                    0.19        6.478
Jun-06                                                      6              1,099,314                    0.33        6.697
Jul-06                                                     10              1,966,425                    0.60        7.274
Aug-06                                                     14              2,311,656                    0.70        7.485
Sep-06                                                    102             20,581,123                    6.25        7.046
Oct-06                                                    737            148,722,557                   45.18        7.004
Nov-06                                                    569            128,975,558                   39.18        6.760
Aug-07                                                      1                 67,125                    0.02        7.950
Sep-07                                                      2                570,864                    0.17        6.591
Oct-07                                                     24              4,475,353                    1.36        6.795
Nov-07                                                     16              3,842,356                    1.17        6.397
Sep-09                                                      2                473,481                    0.14        6.217
Oct-09                                                     11              1,815,455                    0.55        6.953
Nov-09                                                      2                505,760                    0.15        6.707
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
Next                                                  Average        Weighted
Rate                                                 Remaining       Average
Adjustment                                             Term          Combined
Date                                                 (months)      Original LTV
Fixed Rate Loans                                          349            83.33
May-06                                                    349            82.26
Jun-06                                                    350            84.59
Jul-06                                                    351            81.17
Aug-06                                                    352            83.61
Sep-06                                                    353            83.66
Oct-06                                                    354            83.43
Nov-06                                                    355            83.05
Aug-07                                                    352            90.00
Sep-07                                                    353            87.91
Oct-07                                                    354            82.29
Nov-07                                                    355            80.92
Sep-09                                                    353            80.00
Oct-09                                                    354            80.37
Nov-09                                                    355            80.00
Total:                                                    354            83.22
Non-Zero Weighted Average: 2006-10-30

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                                                                        12 of 31

14. Geographical Distribution

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
Geographical                                         Mortgage         Cut-off Date           Cut-off Date         Interest
Distribution                                           Loans       Principal Balance       Principal Balance        Rate
California                                                340            105,585,581                   32.08        6.546
New York                                                   90             27,019,344                    8.21        6.897
Florida                                                   136             23,578,838                    7.16        7.173
Illinois                                                  106             18,390,990                    5.59        7.220
Maryland                                                   82             16,654,039                    5.06        6.948
Georgia                                                    87             13,558,626                    4.12        7.203
New Jersey                                                 45             11,245,337                    3.42        7.281
Massachusetts                                              39             10,251,160                    3.11        6.844
Texas                                                      57              8,672,832                    2.63        7.589
Minnesota                                                  45              8,230,324                    2.50        7.001
Virginia                                                   41              7,994,920                    2.43        7.160
Other                                                     506             77,987,670                   23.69        7.033
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
Geographical                                           Term          Combined
Distribution                                         (months)      Original LTV
California                                                354            81.62
New York                                                  354            83.85
Florida                                                   354            84.19
Illinois                                                  354            84.88
Maryland                                                  354            83.61
Georgia                                                   354            85.14
New Jersey                                                354            83.81
Massachusetts                                             354            84.15
Texas                                                     354            86.21
Minnesota                                                 354            84.26
Virginia                                                  354            83.22
Other                                                     354            83.42
Total:                                                    354            83.22
Number of States Represented: 43

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15. Occupancy

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
                                                     Mortgage         Cut-off Date           Cut-off Date         Interest
Occupancy                                              Loans       Principal Balance       Principal Balance        Rate
Primary                                                 1,408            298,285,235                   90.62        6.854
Investment                                                153             27,893,655                    8.47        7.487
Second Home                                                13              2,990,771                    0.91        6.973
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                    Weighted
                                                     Average        Weighted
                                                    Remaining       Average
                                                      Term          Combined
Occupancy                                           (months)      Original LTV
Primary                                                  354            82.75
Investment                                               354            88.32
Second Home                                              354            82.21
Total:                                                   354            83.22

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                                                                        13 of 31

16. Property Types

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
Property                                             Mortgage         Cut-off Date           Cut-off Date         Interest
Types                                                  Loans       Principal Balance       Principal Balance        Rate
Single Family Residence                                 1,353            274,164,284                   83.29        6.890
2-4 Family                                                129             35,985,671                   10.93        6.975
Condo                                                      92             19,019,706                    5.78        7.043
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
Property                                               Term          Combined
Types                                                (months)      Original LTV
Single Family Residence                                   354            83.03
2-4 Family                                                354            84.73
Condo                                                     354            83.12
Total:                                                    354            83.22

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17. Loan Purpose

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
Loan                                                 Mortgage         Cut-off Date           Cut-off Date         Interest
Purpose                                                Loans       Principal Balance       Principal Balance        Rate
Purchase                                                1,272            262,575,754                   79.77        6.928
Refinance - Cashout                                       301             66,325,322                   20.15        6.832
Refinance - Rate Term                                       1                268,585                    0.08        6.750
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
Loan                                                   Term          Combined
Purpose                                              (months)      Original LTV
Purchase                                                  354            83.37
Refinance - Cashout                                       353            82.58
Refinance - Rate Term                                     354            90.00
Total:                                                    354            83.22

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                                                                        14 of 31

18. Documentation Level

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
Documentation                                        Mortgage         Cut-off Date           Cut-off Date         Interest
Level                                                  Loans       Principal Balance       Principal Balance        Rate
Full Documentation                                      1,247            245,608,468                   74.61        6.801
Stated Documentation                                      310             79,005,103                   24.00        7.208
Easy Documentation                                         17              4,556,090                    1.38        7.499
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
Documentation                                          Term          Combined
Level                                                (months)      Original LTV
Full Documentation                                        354            84.27
Stated Documentation                                      354            79.66
Easy Documentation                                        355            88.30
Total:                                                    354            83.22

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19. Original Prepayment Penalty Term (months)

                                                                                             % of Mortgage        Weighted
Original                                                                                     Loan Pool by         Average
Prepayment                                           Number of         Aggregate               Aggregate           Gross
Penalty                                              Mortgage         Cut-off Date           Cut-off Date         Interest
Term (months)                                          Loans       Principal Balance       Principal Balance        Rate
0                                                         267             49,514,119                   15.04        7.238
12                                                        197             47,022,746                   14.29        7.036
24                                                      1,017            215,266,832                   65.40        6.822
36                                                         93             17,365,964                    5.28        6.699
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
Original                                              Average        Weighted
Prepayment                                           Remaining       Average
Penalty                                                Term          Combined
Term (months)                                        (months)      Original LTV
0                                                         354            84.05
12                                                        354            83.19
24                                                        354            83.09
36                                                        353            82.59
Total:                                                    354            83.22
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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                                                                        15 of 31

20. Lien Position

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
Lien                                                 Mortgage         Cut-off Date           Cut-off Date         Interest
Position                                               Loans       Principal Balance       Principal Balance        Rate
1st Lien                                                1,574            329,169,661                  100.00        6.908
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
Lien                                                   Term          Combined
Position                                             (months)      Original LTV
1st Lien                                                  354            83.22
Total:                                                    354            83.22

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21. FICO Score

                                                                                             % of Mortgage        Weighted
                                                                                             Loan Pool by         Average
                                                     Number of         Aggregate               Aggregate           Gross
FICO                                                 Mortgage         Cut-off Date           Cut-off Date         Interest
Score                                                  Loans       Principal Balance       Principal Balance        Rate
501 - 520                                                   9              1,220,891                    0.37        8.797
521 - 540                                                  18              2,718,031                    0.83        7.795
541 - 560                                                  92             18,343,356                    5.57        7.559
561 - 580                                                 146             28,203,659                    8.57        7.436
581 - 600                                                 302             56,530,981                   17.17        6.985
601 - 620                                                 270             54,956,793                   16.70        6.839
621 - 640                                                 234             51,273,887                   15.58        6.808
641 - 660                                                 169             38,812,603                   11.79        6.816
661 - 680                                                 131             28,919,975                    8.79        6.751
681 - 700                                                  81             19,012,014                    5.78        6.624
701 - 720                                                  52             11,827,941                    3.59        6.530
721 - 740                                                  30              7,101,843                    2.16        6.331
741 - 760                                                  24              5,709,841                    1.73        6.600
761 - 780                                                  13              3,802,846                    1.16        6.167
781 - 800                                                   3                735,001                    0.22        6.649
Total:                                                  1,574            329,169,661                  100.00        6.908

                                                     Weighted
                                                      Average        Weighted
                                                     Remaining       Average
FICO                                                   Term          Combined
Score                                                (months)      Original LTV
501 - 520                                                 354            74.99
521 - 540                                                 354            77.87
541 - 560                                                 354            88.80
561 - 580                                                 354            86.94
581 - 600                                                 354            83.41
601 - 620                                                 354            83.56
621 - 640                                                 354            82.06
641 - 660                                                 354            81.95
661 - 680                                                 354            81.54
681 - 700                                                 354            81.47
701 - 720                                                 350            82.64
721 - 740                                                 354            82.51
741 - 760                                                 354            82.53
761 - 780                                                 354            81.37
781 - 800                                                 354            84.47
Total:                                                    354            83.22
Minimum: 501
Maximum: 784
Weighted Average: 628


                                                                        16 of 31

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BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


                                                                        17 of 31

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO







1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 305
Aggregate Principal Balance ($): 89,645,788
Weighted Average Current Mortgage Rate (%): 6.445
Non-Zero Weighted Average Margin (%): 6.888
Non-Zero Weighted Average Maximum Rate (%): 13.445
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.61
% First Liens: 100.00
% Owner Occupied: 99.88
% Purchase: 70.19
% Full Documentation: 86.83
Non-Zero Weighted Average FICO Score: 630

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                                                                        18 of 31

2. Product Types

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Product                                                Mortgage         Cut-off Date           Cut-off Date         Interest
Types                                                    Loans       Principal Balance       Principal Balance        Rate
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            292             85,443,450                   95.31        6.449
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only             13              4,202,338                    4.69        6.367
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Product                                                  Term          Combined
Types                                                  (months)      Original LTV
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            354            82.68
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only            355            81.03
Total:                                                     354            82.61

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3. Range of Gross Interest Rates (%)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Gross                                                  Number of         Aggregate               Aggregate           Gross
Interest                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
4.000% - 4.999%                                              1                308,000                    0.34        4.890
5.000% - 5.999%                                             74             25,242,784                   28.16        5.694
6.000% - 6.999%                                            167             49,508,566                   55.23        6.512
7.000% - 7.999%                                             56             13,164,969                   14.69        7.460
8.000% - 8.999%                                              7              1,421,470                    1.59        8.387
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range of                                                Average        Weighted
Gross                                                  Remaining       Average
Interest                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
4.000% - 4.999%                                            350            80.00
5.000% - 5.999%                                            355            80.41
6.000% - 6.999%                                            354            82.37
7.000% - 7.999%                                            354            86.53
8.000% - 8.999%                                            354            94.06
Total:                                                     354            82.61
Minimum: 4.890%
Maximum: 8.890%
Weighted Average: 6.445%

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                                                                        19 of 31

4. Range of Cut-off Date Principal Balances ($)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Cut-off                                                Number of         Aggregate               Aggregate           Gross
Date Principal                                         Mortgage         Cut-off Date           Cut-off Date         Interest
Balances ($)                                             Loans       Principal Balance       Principal Balance        Rate
$75,001 - $100,000                                           7                653,904                    0.73        7.257
$100,001 - $125,000                                         26              2,876,956                    3.21        6.973
$125,001 - $150,000                                         22              2,999,877                    3.35        6.708
$150,001 - $175,000                                         25              4,048,361                    4.52        6.881
$175,001 - $200,000                                         25              4,725,853                    5.27        6.442
$200,001 - $225,000                                         23              4,947,767                    5.52        6.564
$225,001 - $250,000                                         27              6,400,359                    7.14        6.500
$250,001 - $275,000                                         15              3,895,163                    4.35        6.579
$275,001 - $300,000                                         12              3,417,015                    3.81        6.609
$300,001 - $325,000                                         15              4,668,816                    5.21        6.201
$325,001 - $350,000                                          9              2,986,992                    3.33        6.523
$350,001 - $375,000                                          8              2,870,175                    3.20        6.100
$375,001 - $400,000                                         14              5,426,155                    6.05        6.311
$400,001 - $425,000                                         18              7,447,748                    8.31        6.158
$425,001 - $450,000                                          7              3,024,249                    3.37        6.515
$450,001 - $475,000                                         12              5,520,487                    6.16        6.244
$475,001 - $500,000                                          7              3,446,293                    3.84        6.626
$500,001 - $750,000                                         32             19,389,619                   21.63        6.409
$750,001 - $1,000,000                                        1                900,000                    1.00        5.490
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range of                                                Average        Weighted
Cut-off                                                Remaining       Average
Date Principal                                           Term          Combined
Balances ($)                                           (months)      Original LTV
$75,001 - $100,000                                         354            84.10
$100,001 - $125,000                                        354            82.05
$125,001 - $150,000                                        354            80.20
$150,001 - $175,000                                        354            82.87
$175,001 - $200,000                                        354            80.13
$200,001 - $225,000                                        354            81.93
$225,001 - $250,000                                        354            82.76
$250,001 - $275,000                                        354            80.95
$275,001 - $300,000                                        354            82.97
$300,001 - $325,000                                        354            85.01
$325,001 - $350,000                                        354            81.54
$350,001 - $375,000                                        355            82.41
$375,001 - $400,000                                        354            83.08
$400,001 - $425,000                                        355            80.90
$425,001 - $450,000                                        354            82.13
$450,001 - $475,000                                        354            83.33
$475,001 - $500,000                                        354            87.12
$500,001 - $750,000                                        354            83.51
$750,001 - $1,000,000                                      355            75.00
Total:                                                     354            82.61
Minimum: $85,400
Maximum: $900,000
Average: $293,921

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                                                                        20 of 31

5. Original Terms (month)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
Original                                               Number of         Aggregate               Aggregate           Gross
Terms                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
(month)                                                  Loans       Principal Balance       Principal Balance        Rate
360                                                        305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
Original                                               Remaining       Average
Terms                                                    Term          Combined
(month)                                                (months)      Original LTV
360                                                        354            82.61
Total:                                                     354            82.61
Minimum: 360
Maximum: 360
Weighted Average: 360

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6. Range of Remaining Terms (month)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Remaining                                              Number of         Aggregate               Aggregate           Gross
Terms                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
(month)                                                  Loans       Principal Balance       Principal Balance        Rate
301 - 360                                                  305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range of                                                Average        Weighted
Remaining                                              Remaining       Average
Terms                                                    Term          Combined
(month)                                                (months)      Original LTV
301 - 360                                                  354            82.61
Total:                                                     354            82.61
Minimum: 349
Maximum: 355
Weighted Average: 354

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                                                                        21 of 31

7. Range of Combined Original LTV Ratios (%)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Combined                                               Number of         Aggregate               Aggregate           Gross
Original                                               Mortgage         Cut-off Date           Cut-off Date         Interest
LTV Ratios (%)                                           Loans       Principal Balance       Principal Balance        Rate
45.01% - 50.00%                                              2                410,000                    0.46        6.391
50.01% - 55.00%                                              1                405,000                    0.45        5.500
60.01% - 65.00%                                              1                749,612                    0.84        6.250
65.01% - 70.00%                                              3                697,430                    0.78        6.188
70.01% - 75.00%                                              6              2,108,739                    2.35        5.966
75.01% - 80.00%                                            191             52,152,756                   58.18        6.278
80.01% - 85.00%                                             28             10,124,641                   11.29        6.300
85.01% - 90.00%                                             68             21,294,463                   23.75        6.898
90.01% - 95.00%                                              2                517,747                    0.58        7.110
95.01% - 100.00%                                             3              1,185,400                    1.32        8.090
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range of                                                Average        Weighted
Combined                                               Remaining       Average
Original                                                 Term          Combined
LTV Ratios (%)                                         (months)      Original LTV
45.01% - 50.00%                                            353            49.28
50.01% - 55.00%                                            355            51.53
60.01% - 65.00%                                            354            62.50
65.01% - 70.00%                                            354            69.82
70.01% - 75.00%                                            355            74.31
75.01% - 80.00%                                            354            79.97
80.01% - 85.00%                                            355            84.87
85.01% - 90.00%                                            354            89.90
90.01% - 95.00%                                            354            95.00
95.01% - 100.00%                                           354           100.00
Total:                                                     354            82.61
Minimum: 49.06%
Maximum: 100.00%
Weighted Average: 82.61%

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                                                                        22 of 31

8. Range of Gross Margins (%)

                                                                                               % of Mortgage        Weighted
Range                                                                                          Loan Pool by         Average
of                                                     Number of         Aggregate               Aggregate           Gross
Gross                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
Margins (%)                                              Loans       Principal Balance       Principal Balance        Rate
5.501% - 6.000%                                              3              1,175,700                    1.31        5.008
6.001% - 6.500%                                             22              7,816,931                    8.72        5.398
6.501% - 7.000%                                            280             80,653,157                   89.97        6.568
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range                                                   Average        Weighted
of                                                     Remaining       Average
Gross                                                    Term          Combined
Margins (%)                                            (months)      Original LTV
5.501% - 6.000%                                            354            81.77
6.001% - 6.500%                                            355            78.76
6.501% - 7.000%                                            354            82.99
Total:                                                     354            82.61
Non-Zero Minimum: 5.840%
Maximum: 6.990%
Non-Zero Weighted Average: 6.888%

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9. Range of Minimum Mortgage Rates (%)

Range                                                                                          % of Mortgage        Weighted
of                                                                                             Loan Pool by         Average
Minimum                                                Number of         Aggregate               Aggregate           Gross
Mortgage                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
4.501% - 5.000%                                              1                308,000                    0.34        4.890
5.001% - 5.500%                                             23              8,572,711                    9.56        5.361
5.501% - 6.000%                                             56             18,574,527                   20.72        5.879
6.001% - 6.500%                                             78             24,094,199                   26.88        6.315
6.501% - 7.000%                                             87             24,035,084                   26.81        6.763
7.001% - 7.500%                                             32              7,735,517                    8.63        7.284
7.501% - 8.000%                                             21              4,904,280                    5.47        7.778
8.001% - 8.500%                                              5              1,046,170                    1.17        8.230
8.501% - 9.000%                                              2                375,300                    0.42        8.825
Total:                                                     305             89,645,788                  100.00        6.445

Range                                                  Weighted
of                                                      Average        Weighted
Minimum                                                Remaining       Average
Mortgage                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
4.501% - 5.000%                                            350            80.00
5.001% - 5.500%                                            355            79.11
5.501% - 6.000%                                            355            81.03
6.001% - 6.500%                                            354            81.22
6.501% - 7.000%                                            354            83.62
7.001% - 7.500%                                            354            86.30
7.501% - 8.000%                                            354            87.58
8.001% - 8.500%                                            354            95.52
8.501% - 9.000%                                            354            90.00
Total:                                                     354            82.61
Non-Zero Minimum: 4.890%
Maximum: 8.890%
Non-Zero Weighted Average: 6.448%

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                                                                        23 of 31

10. Range of Maximum Mortgage Rates (%)

Range                                                                                          % of Mortgage        Weighted
of                                                                                             Loan Pool by         Average
Maximum                                                Number of         Aggregate               Aggregate           Gross
Mortgage                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
11.501% - 12.000%                                            1                308,000                    0.34        4.890
12.001% - 12.500%                                           23              8,572,711                    9.56        5.361
12.501% - 13.000%                                           56             18,574,527                   20.72        5.879
13.001% - 13.500%                                           79             24,441,505                   27.26        6.313
13.501% - 14.000%                                           85             23,512,852                   26.23        6.769
14.001% - 14.500%                                           33              7,910,443                    8.82        7.283
14.501% - 15.000%                                           21              4,904,280                    5.47        7.778
15.001% - 15.500%                                            5              1,046,170                    1.17        8.230
15.501% - 16.000%                                            2                375,300                    0.42        8.825
Total:                                                     305             89,645,788                  100.00        6.445

Range                                                  Weighted
of                                                      Average        Weighted
Maximum                                                Remaining       Average
Mortgage                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
11.501% - 12.000%                                          350            80.00
12.001% - 12.500%                                          355            79.11
12.501% - 13.000%                                          355            81.03
13.001% - 13.500%                                          354            81.20
13.501% - 14.000%                                          354            83.70
14.001% - 14.500%                                          354            86.16
14.501% - 15.000%                                          354            87.58
15.001% - 15.500%                                          354            95.52
15.501% - 16.000%                                          354            90.00
Total:                                                     354            82.61
Non-Zero Minimum: 11.890%
Maximum: 15.890%
Non-Zero Weighted Average: 13.445%

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                                                                        24 of 31

11. Initial Cap (%)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
                                                       Mortgage         Cut-off Date           Cut-off Date         Interest
Initial Cap (%)                                          Loans       Principal Balance       Principal Balance        Rate
3.00%                                                      305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
                                                         Term          Combined
Initial Cap (%)                                        (months)      Original LTV
3.00%                                                      354            82.61
Total:                                                     354            82.61
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

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12. Periodic Cap (%)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Periodic                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Cap (%)                                                  Loans       Principal Balance       Principal Balance        Rate
1.50%                                                      305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Periodic                                                 Term          Combined
Cap (%)                                                (months)      Original LTV
1.50%                                                      354            82.61
Total:                                                     354            82.61
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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                                                                        25 of 31

13. Next Rate Adjustment Date

                                                                                               % of Mortgage        Weighted
Next                                                                                           Loan Pool by         Average
Rate                                                   Number of         Aggregate               Aggregate           Gross
Adjustment                                             Mortgage         Cut-off Date           Cut-off Date         Interest
Date                                                     Loans       Principal Balance       Principal Balance        Rate
May-06                                                       1                280,000                    0.31        5.600
Jun-06                                                       2                499,200                    0.56        5.401
Jul-06                                                       2                613,600                    0.68        6.725
Aug-06                                                      12              3,211,936                    3.58        7.104
Sep-06                                                      16              4,790,351                    5.34        6.584
Oct-06                                                     104             29,360,650                   32.75        6.703
Nov-06                                                     155             46,687,713                   52.08        6.243
Sep-07                                                       1                203,079                    0.23        6.990
Oct-07                                                       3                915,688                    1.02        6.349
Nov-07                                                       9              3,083,571                    3.44        6.331
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Next                                                    Average        Weighted
Rate                                                   Remaining       Average
Adjustment                                               Term          Combined
Date                                                   (months)      Original LTV
May-06                                                     349            80.00
Jun-06                                                     350            80.00
Jul-06                                                     351            80.00
Aug-06                                                     352            81.18
Sep-06                                                     353            83.37
Oct-06                                                     354            83.63
Nov-06                                                     355            82.20
Sep-07                                                     353            90.00
Oct-07                                                     354            81.47
Nov-07                                                     355            80.31
Total:                                                     354            82.61
Non-Zero Weighted Average: 2006-10-30

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                                                                        26 of 31

14. Geographical Distribution

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Geographical                                           Mortgage         Cut-off Date           Cut-off Date         Interest
Distribution                                             Loans       Principal Balance       Principal Balance        Rate
California                                                 144             52,676,256                   58.76        6.268
Maryland                                                    16              4,636,011                    5.17        6.887
Florida                                                     21              4,560,127                    5.09        6.900
New York                                                    10              4,331,620                    4.83        6.091
Colorado                                                    20              3,563,768                    3.98        6.433
Georgia                                                     14              3,121,287                    3.48        6.854
New Jersey                                                   6              2,734,312                    3.05        7.047
Virginia                                                     9              2,294,043                    2.56        7.232
Nevada                                                      10              1,970,209                    2.20        6.561
Minnesota                                                    7              1,784,074                    1.99        6.571
Arizona                                                      8              1,174,212                    1.31        6.511
Other                                                       40              6,799,869                    7.59        6.672
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Geographical                                             Term          Combined
Distribution                                           (months)      Original LTV
California                                                 354            82.24
Maryland                                                   354            85.05
Florida                                                    354            84.38
New York                                                   355            82.05
Colorado                                                   354            80.73
Georgia                                                    355            85.72
New Jersey                                                 354            82.32
Virginia                                                   354            85.00
Nevada                                                     354            81.12
Minnesota                                                  354            82.11
Arizona                                                    354            81.15
Other                                                      354            82.60
Total:                                                     354            82.61
Number of States Represented: 25

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15. Occupancy

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
                                                       Mortgage         Cut-off Date           Cut-off Date         Interest
Occupancy                                                Loans       Principal Balance       Principal Balance        Rate
Primary                                                    304             89,542,241                   99.88        6.443
Second Home                                                  1                103,547                    0.12        7.950
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
                                                         Term          Combined
Occupancy                                              (months)      Original LTV
Primary                                                    354            82.59
Second Home                                                354            95.00
Total:                                                     354            82.61

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                                                                        27 of 31

16. Property Types

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Property                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Types                                                    Loans       Principal Balance       Principal Balance        Rate
Single Family Residence                                    272             80,769,136                   90.10        6.419
Condo                                                       25              5,466,739                    6.10        6.774
2-4 Family                                                   8              3,409,913                    3.80        6.536
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Property                                                 Term          Combined
Types                                                  (months)      Original LTV
Single Family Residence                                    354            82.53
Condo                                                      354            82.53
2-4 Family                                                 355            84.52
Total:                                                     354            82.61


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17. Loan Purpose

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Loan                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Purpose                                                  Loans       Principal Balance       Principal Balance        Rate
Purchase                                                   221             62,918,041                   70.19        6.398
Refinance - Cashout                                         84             26,727,747                   29.81        6.556
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Loan                                                     Term          Combined
Purpose                                                (months)      Original LTV
Purchase                                                   354            82.71
Refinance - Cashout                                        354            82.37
Total:                                                     354            82.61

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                                                                        28 of 31

18. Documentation Level

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Documentation                                          Mortgage         Cut-off Date           Cut-off Date         Interest
Level                                                    Loans       Principal Balance       Principal Balance        Rate
Full Documentation                                         275             77,843,872                   86.83        6.442
Stated Documentation                                        25             10,408,516                   11.61        6.349
Easy Documentation                                           5              1,393,400                    1.55        7.344
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Documentation                                            Term          Combined
Level                                                  (months)      Original LTV
Full Documentation                                         354            82.94
Stated Documentation                                       355            79.51
Easy Documentation                                         355            87.38
Total:                                                     354            82.61

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19. Original Prepayment Penalty Term (months)

                                                                                               % of Mortgage        Weighted
Original                                                                                       Loan Pool by         Average
Prepayment                                             Number of         Aggregate               Aggregate           Gross
Penalty                                                Mortgage         Cut-off Date           Cut-off Date         Interest
Term (months)                                            Loans       Principal Balance       Principal Balance        Rate
0                                                           32              8,004,139                    8.93        6.875
12                                                          33             12,636,015                   14.10        6.557
24                                                         227             64,811,309                   72.30        6.390
36                                                          13              4,194,326                    4.68        6.144
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Original                                                Average        Weighted
Prepayment                                             Remaining       Average
Penalty                                                  Term          Combined
Term (months)                                          (months)      Original LTV
0                                                          354            82.65
12                                                         355            82.50
24                                                         354            82.61
36                                                         354            82.86
Total:                                                     354            82.61
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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                                                                        29 of 31

20. Lien Position

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Lien                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Position                                                 Loans       Principal Balance       Principal Balance        Rate
1st Lien                                                   305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Lien                                                     Term          Combined
Position                                               (months)      Original LTV
1st Lien                                                   354            82.61
Total:                                                     354            82.61
Top



21. FICO Score

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
FICO                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Score                                                    Loans       Principal Balance       Principal Balance        Rate
541 - 560                                                    1                330,000                    0.37        5.990
561 - 580                                                    4              1,770,839                    1.98        6.754
581 - 600                                                   91             22,947,127                   25.60        6.676
601 - 620                                                   89             25,495,150                   28.44        6.643
621 - 640                                                   38             10,513,337                   11.73        6.258
641 - 660                                                   25              9,316,743                   10.39        6.236
661 - 680                                                   23              7,293,663                    8.14        6.237
681 - 700                                                   11              4,818,185                    5.37        6.023
701 - 720                                                   10              2,753,196                    3.07        6.109
721 - 740                                                    4              1,415,824                    1.58        5.808
741 - 760                                                    3                943,120                    1.05        5.718
761 - 780                                                    5              1,821,485                    2.03        6.079
781 - 800                                                    1                227,120                    0.25        5.950
Total:                                                     305             89,645,788                  100.00        6.445

                                                        Weighted
                                                         Average        Weighted
                                                        Remaining       Average
FICO                                                      Term          Combined
Score                                                   (months)      Original LTV
541 - 560                                                   355            76.57
561 - 580                                                   355            85.70
581 - 600                                                   354            82.10
601 - 620                                                   354            83.88
621 - 640                                                   354            82.87
641 - 660                                                   355            82.05
661 - 680                                                   355            82.25
681 - 700                                                   355            79.81
701 - 720                                                   355            81.01
721 - 740                                                   354            80.00
741 - 760                                                   353            80.00
761 - 780                                                   354            85.49
781 - 800                                                   354            80.00
Total:                                                      354            82.61
Minimum: 550
Maximum: 784
Weighted Average: 630


                                                                        30 of 31

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BARCLAYS CAPITAL





The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


                                                                        31 of 31

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B


                                                                         1 of 46

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO







1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 305
Aggregate Principal Balance ($): 89,645,788
Weighted Average Current Mortgage Rate (%): 6.445
Non-Zero Weighted Average Margin (%): 6.888
Non-Zero Weighted Average Maximum Rate (%): 13.445
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.61
% First Liens: 100.00
% Owner Occupied: 99.88
% Purchase: 70.19
% Full Documentation: 86.83
Non-Zero Weighted Average FICO Score: 630

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2. Product Types

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Product                                                Mortgage         Cut-off Date           Cut-off Date         Interest
Types                                                    Loans       Principal Balance       Principal Balance        Rate
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            292             85,443,450                   95.31        6.449
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only             13              4,202,338                    4.69        6.367
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Product                                                  Term          Combined
Types                                                  (months)      Original LTV
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            354            82.68
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only            355            81.03
Total:                                                     354            82.61


                                                                         2 of 46

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3. Range of Gross Interest Rates (%)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Gross                                                  Number of         Aggregate               Aggregate           Gross
Interest                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
4.000% - 4.999%                                              1                308,000                    0.34        4.890
5.000% - 5.999%                                             74             25,242,784                   28.16        5.694
6.000% - 6.999%                                            167             49,508,566                   55.23        6.512
7.000% - 7.999%                                             56             13,164,969                   14.69        7.460
8.000% - 8.999%                                              7              1,421,470                    1.59        8.387
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range of                                                Average        Weighted
Gross                                                  Remaining       Average
Interest                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
4.000% - 4.999%                                            350            80.00
5.000% - 5.999%                                            355            80.41
6.000% - 6.999%                                            354            82.37
7.000% - 7.999%                                            354            86.53
8.000% - 8.999%                                            354            94.06
Total:                                                     354            82.61
Minimum: 4.890%
Maximum: 8.890%
Weighted Average: 6.445%

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                                                                         3 of 46

4. Range of Cut-off Date Principal Balances ($)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Cut-off                                                Number of         Aggregate               Aggregate           Gross
Date Principal                                         Mortgage         Cut-off Date           Cut-off Date         Interest
Balances ($)                                             Loans       Principal Balance       Principal Balance        Rate
$75,001 - $100,000                                           7                653,904                    0.73        7.257
$100,001 - $125,000                                         26              2,876,956                    3.21        6.973
$125,001 - $150,000                                         22              2,999,877                    3.35        6.708
$150,001 - $175,000                                         25              4,048,361                    4.52        6.881
$175,001 - $200,000                                         25              4,725,853                    5.27        6.442
$200,001 - $225,000                                         23              4,947,767                    5.52        6.564
$225,001 - $250,000                                         27              6,400,359                    7.14        6.500
$250,001 - $275,000                                         15              3,895,163                    4.35        6.579
$275,001 - $300,000                                         12              3,417,015                    3.81        6.609
$300,001 - $325,000                                         15              4,668,816                    5.21        6.201
$325,001 - $350,000                                          9              2,986,992                    3.33        6.523
$350,001 - $375,000                                          8              2,870,175                    3.20        6.100
$375,001 - $400,000                                         14              5,426,155                    6.05        6.311
$400,001 - $425,000                                         18              7,447,748                    8.31        6.158
$425,001 - $450,000                                          7              3,024,249                    3.37        6.515
$450,001 - $475,000                                         12              5,520,487                    6.16        6.244
$475,001 - $500,000                                          7              3,446,293                    3.84        6.626
$500,001 - $750,000                                         32             19,389,619                   21.63        6.409
$750,001 - $1,000,000                                        1                900,000                    1.00        5.490
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range of                                                Average        Weighted
Cut-off                                                Remaining       Average
Date Principal                                           Term          Combined
Balances ($)                                           (months)      Original LTV
$75,001 - $100,000                                         354            84.10
$100,001 - $125,000                                        354            82.05
$125,001 - $150,000                                        354            80.20
$150,001 - $175,000                                        354            82.87
$175,001 - $200,000                                        354            80.13
$200,001 - $225,000                                        354            81.93
$225,001 - $250,000                                        354            82.76
$250,001 - $275,000                                        354            80.95
$275,001 - $300,000                                        354            82.97
$300,001 - $325,000                                        354            85.01
$325,001 - $350,000                                        354            81.54
$350,001 - $375,000                                        355            82.41
$375,001 - $400,000                                        354            83.08
$400,001 - $425,000                                        355            80.90
$425,001 - $450,000                                        354            82.13
$450,001 - $475,000                                        354            83.33
$475,001 - $500,000                                        354            87.12
$500,001 - $750,000                                        354            83.51
$750,001 - $1,000,000                                      355            75.00
Total:                                                     354            82.61
Minimum: $85,400
Maximum: $900,000
Average: $293,921

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                                                                         4 of 46

5. Original Terms (month)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
Original                                               Number of         Aggregate               Aggregate           Gross
Terms                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
(month)                                                  Loans       Principal Balance       Principal Balance        Rate
360                                                        305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
Original                                               Remaining       Average
Terms                                                    Term          Combined
(month)                                                (months)      Original LTV
360                                                        354            82.61
Total:                                                     354            82.61
Minimum: 360
Maximum: 360
Weighted Average: 360

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6. Range of Remaining Terms (month)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Remaining                                              Number of         Aggregate               Aggregate           Gross
Terms                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
(month)                                                  Loans       Principal Balance       Principal Balance        Rate
301 - 360                                                  305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range of                                                Average        Weighted
Remaining                                              Remaining       Average
Terms                                                    Term          Combined
(month)                                                (months)      Original LTV
301 - 360                                                  354            82.61
Total:                                                     354            82.61
Minimum: 349
Maximum: 355
Weighted Average: 354

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                                                                         5 of 46

7. Range of Combined Original LTV Ratios (%)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Combined                                               Number of         Aggregate               Aggregate           Gross
Original                                               Mortgage         Cut-off Date           Cut-off Date         Interest
LTV Ratios (%)                                           Loans       Principal Balance       Principal Balance        Rate
45.01% - 50.00%                                              2                410,000                    0.46        6.391
50.01% - 55.00%                                              1                405,000                    0.45        5.500
60.01% - 65.00%                                              1                749,612                    0.84        6.250
65.01% - 70.00%                                              3                697,430                    0.78        6.188
70.01% - 75.00%                                              6              2,108,739                    2.35        5.966
75.01% - 80.00%                                            191             52,152,756                   58.18        6.278
80.01% - 85.00%                                             28             10,124,641                   11.29        6.300
85.01% - 90.00%                                             68             21,294,463                   23.75        6.898
90.01% - 95.00%                                              2                517,747                    0.58        7.110
95.01% - 100.00%                                             3              1,185,400                    1.32        8.090
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range of                                                Average        Weighted
Combined                                               Remaining       Average
Original                                                 Term          Combined
LTV Ratios (%)                                         (months)      Original LTV
45.01% - 50.00%                                            353            49.28
50.01% - 55.00%                                            355            51.53
60.01% - 65.00%                                            354            62.50
65.01% - 70.00%                                            354            69.82
70.01% - 75.00%                                            355            74.31
75.01% - 80.00%                                            354            79.97
80.01% - 85.00%                                            355            84.87
85.01% - 90.00%                                            354            89.90
90.01% - 95.00%                                            354            95.00
95.01% - 100.00%                                           354           100.00
Total:                                                     354            82.61
Minimum: 49.06%
Maximum: 100.00%
Weighted Average: 82.61%

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8. Range of Gross Margins (%)

                                                                                               % of Mortgage        Weighted
Range                                                                                          Loan Pool by         Average
of                                                     Number of         Aggregate               Aggregate           Gross
Gross                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
Margins (%)                                              Loans       Principal Balance       Principal Balance        Rate
5.501% - 6.000%                                              3              1,175,700                    1.31        5.008
6.001% - 6.500%                                             22              7,816,931                    8.72        5.398
6.501% - 7.000%                                            280             80,653,157                   89.97        6.568
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Range                                                   Average        Weighted
of                                                     Remaining       Average
Gross                                                    Term          Combined
Margins (%)                                            (months)      Original LTV
5.501% - 6.000%                                            354            81.77
6.001% - 6.500%                                            355            78.76
6.501% - 7.000%                                            354            82.99
Total:                                                     354            82.61
Non-Zero Minimum: 5.840%
Maximum: 6.990%
Non-Zero Weighted Average: 6.888%



                                                                         6 of 46

Top


9. Range of Minimum Mortgage Rates (%)

Range                                                                                          % of Mortgage        Weighted
of                                                                                             Loan Pool by         Average
Minimum                                                Number of         Aggregate               Aggregate           Gross
Mortgage                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
4.501% - 5.000%                                              1                308,000                    0.34        4.890
5.001% - 5.500%                                             23              8,572,711                    9.56        5.361
5.501% - 6.000%                                             56             18,574,527                   20.72        5.879
6.001% - 6.500%                                             78             24,094,199                   26.88        6.315
6.501% - 7.000%                                             87             24,035,084                   26.81        6.763
7.001% - 7.500%                                             32              7,735,517                    8.63        7.284
7.501% - 8.000%                                             21              4,904,280                    5.47        7.778
8.001% - 8.500%                                              5              1,046,170                    1.17        8.230
8.501% - 9.000%                                              2                375,300                    0.42        8.825
Total:                                                     305             89,645,788                  100.00        6.445

Range                                                  Weighted
of                                                      Average        Weighted
Minimum                                                Remaining       Average
Mortgage                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
4.501% - 5.000%                                            350            80.00
5.001% - 5.500%                                            355            79.11
5.501% - 6.000%                                            355            81.03
6.001% - 6.500%                                            354            81.22
6.501% - 7.000%                                            354            83.62
7.001% - 7.500%                                            354            86.30
7.501% - 8.000%                                            354            87.58
8.001% - 8.500%                                            354            95.52
8.501% - 9.000%                                            354            90.00
Total:                                                     354            82.61
Non-Zero Minimum: 4.890%
Maximum: 8.890%
Non-Zero Weighted Average: 6.448%

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                                                                         7 of 46

10. Range of Maximum Mortgage Rates (%)

Range                                                                                          % of Mortgage        Weighted
of                                                                                             Loan Pool by         Average
Maximum                                                Number of         Aggregate               Aggregate           Gross
Mortgage                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
11.501% - 12.000%                                            1                308,000                    0.34        4.890
12.001% - 12.500%                                           23              8,572,711                    9.56        5.361
12.501% - 13.000%                                           56             18,574,527                   20.72        5.879
13.001% - 13.500%                                           79             24,441,505                   27.26        6.313
13.501% - 14.000%                                           85             23,512,852                   26.23        6.769
14.001% - 14.500%                                           33              7,910,443                    8.82        7.283
14.501% - 15.000%                                           21              4,904,280                    5.47        7.778
15.001% - 15.500%                                            5              1,046,170                    1.17        8.230
15.501% - 16.000%                                            2                375,300                    0.42        8.825
Total:                                                     305             89,645,788                  100.00        6.445

Range                                                  Weighted
of                                                      Average        Weighted
Maximum                                                Remaining       Average
Mortgage                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
11.501% - 12.000%                                          350            80.00
12.001% - 12.500%                                          355            79.11
12.501% - 13.000%                                          355            81.03
13.001% - 13.500%                                          354            81.20
13.501% - 14.000%                                          354            83.70
14.001% - 14.500%                                          354            86.16
14.501% - 15.000%                                          354            87.58
15.001% - 15.500%                                          354            95.52
15.501% - 16.000%                                          354            90.00
Total:                                                     354            82.61
Non-Zero Minimum: 11.890%
Maximum: 15.890%
Non-Zero Weighted Average: 13.445%

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11. Initial Cap (%)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
                                                       Mortgage         Cut-off Date           Cut-off Date         Interest
Initial Cap (%)                                          Loans       Principal Balance       Principal Balance        Rate
3.00%                                                      305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445


                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
                                                         Term          Combined
Initial Cap (%)                                        (months)      Original LTV
3.00%                                                      354            82.61
Total:                                                     354            82.61
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

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                                                                         8 of 46

12. Periodic Cap (%)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Periodic                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Cap (%)                                                  Loans       Principal Balance       Principal Balance        Rate
1.50%                                                      305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Periodic                                                 Term          Combined
Cap (%)                                                (months)      Original LTV
1.50%                                                      354            82.61
Total:                                                     354            82.61
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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13. Next Rate Adjustment Date

                                                                                               % of Mortgage        Weighted
Next                                                                                           Loan Pool by         Average
Rate                                                   Number of         Aggregate               Aggregate           Gross
Adjustment                                             Mortgage         Cut-off Date           Cut-off Date         Interest
Date                                                     Loans       Principal Balance       Principal Balance        Rate
May-06                                                       1                280,000                    0.31        5.600
Jun-06                                                       2                499,200                    0.56        5.401
Jul-06                                                       2                613,600                    0.68        6.725
Aug-06                                                      12              3,211,936                    3.58        7.104
Sep-06                                                      16              4,790,351                    5.34        6.584
Oct-06                                                     104             29,360,650                   32.75        6.703
Nov-06                                                     155             46,687,713                   52.08        6.243
Sep-07                                                       1                203,079                    0.23        6.990
Oct-07                                                       3                915,688                    1.02        6.349
Nov-07                                                       9              3,083,571                    3.44        6.331
Total:                                                     305             89,645,788                  100.00        6.445
Non-Zero Weighted Average: 2006-10-30

                                                       Weighted
Next                                                    Average        Weighted
Rate                                                   Remaining       Average
Adjustment                                               Term          Combined
Date                                                   (months)      Original LTV
May-06                                                     349            80.00
Jun-06                                                     350            80.00
Jul-06                                                     351            80.00
Aug-06                                                     352            81.18
Sep-06                                                     353            83.37
Oct-06                                                     354            83.63
Nov-06                                                     355            82.20
Sep-07                                                     353            90.00
Oct-07                                                     354            81.47
Nov-07                                                     355            80.31
Total:                                                     354            82.61
Non-Zero Weighted Average: 2006-10-30

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                                                                         9 of 46

14. Geographical Distribution

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Geographical                                           Mortgage         Cut-off Date           Cut-off Date         Interest
Distribution                                             Loans       Principal Balance       Principal Balance        Rate
California                                                 144             52,676,256                   58.76        6.268
Maryland                                                    16              4,636,011                    5.17        6.887
Florida                                                     21              4,560,127                    5.09        6.900
New York                                                    10              4,331,620                    4.83        6.091
Colorado                                                    20              3,563,768                    3.98        6.433
Georgia                                                     14              3,121,287                    3.48        6.854
New Jersey                                                   6              2,734,312                    3.05        7.047
Virginia                                                     9              2,294,043                    2.56        7.232
Nevada                                                      10              1,970,209                    2.20        6.561
Minnesota                                                    7              1,784,074                    1.99        6.571
Arizona                                                      8              1,174,212                    1.31        6.511
Other                                                       40              6,799,869                    7.59        6.672
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Geographical                                             Term          Combined
Distribution                                           (months)      Original LTV
California                                                 354            82.24
Maryland                                                   354            85.05
Florida                                                    354            84.38
New York                                                   355            82.05
Colorado                                                   354            80.73
Georgia                                                    355            85.72
New Jersey                                                 354            82.32
Virginia                                                   354            85.00
Nevada                                                     354            81.12
Minnesota                                                  354            82.11
Arizona                                                    354            81.15
Other                                                      354            82.60
Total:                                                     354            82.61
Number of States Represented: 25

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15. Occupancy

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
                                                       Mortgage         Cut-off Date           Cut-off Date         Interest
Occupancy                                                Loans       Principal Balance       Principal Balance        Rate
Primary                                                    304             89,542,241                   99.88        6.443
Second Home                                                  1                103,547                    0.12        7.950
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
                                                         Term          Combined
Occupancy                                              (months)      Original LTV
Primary                                                    354            82.59
Second Home                                                354            95.00
Total:                                                     354            82.61

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                                                                        10 of 46

16. Property Types

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Property                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Types                                                    Loans       Principal Balance       Principal Balance        Rate
Single Family Residence                                    272             80,769,136                   90.10        6.419
Condo                                                       25              5,466,739                    6.10        6.774
2-4 Family                                                   8              3,409,913                    3.80        6.536
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Property                                                 Term          Combined
Types                                                  (months)      Original LTV
Single Family Residence                                    354            82.53
Condo                                                      354            82.53
2-4 Family                                                 355            84.52
Total:                                                     354            82.61

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17. Loan Purpose

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Loan                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Purpose                                                  Loans       Principal Balance       Principal Balance        Rate
Purchase                                                   221             62,918,041                   70.19        6.398
Refinance - Cashout                                         84             26,727,747                   29.81        6.556
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Loan                                                     Term          Combined
Purpose                                                (months)      Original LTV
Purchase                                                   354            82.71
Refinance - Cashout                                        354            82.37
Total:                                                     354            82.61

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                                                                        11 of 46

18. Documentation Level

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Documentation                                          Mortgage         Cut-off Date           Cut-off Date         Interest
Level                                                    Loans       Principal Balance       Principal Balance        Rate
Full Documentation                                         275             77,843,872                   86.83        6.442
Stated Documentation                                        25             10,408,516                   11.61        6.349
Easy Documentation                                           5              1,393,400                    1.55        7.344
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Documentation                                            Term          Combined
Level                                                  (months)      Original LTV
Full Documentation                                         354            82.94
Stated Documentation                                       355            79.51
Easy Documentation                                         355            87.38
Total:                                                     354            82.61

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19. Original Prepayment Penalty Term (months)

                                                                                               % of Mortgage        Weighted
Original                                                                                       Loan Pool by         Average
Prepayment                                             Number of         Aggregate               Aggregate           Gross
Penalty                                                Mortgage         Cut-off Date           Cut-off Date         Interest
Term (months)                                            Loans       Principal Balance       Principal Balance        Rate
0                                                           32              8,004,139                    8.93        6.875
12                                                          33             12,636,015                   14.10        6.557
24                                                         227             64,811,309                   72.30        6.390
36                                                          13              4,194,326                    4.68        6.144
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
Original                                                Average        Weighted
Prepayment                                             Remaining       Average
Penalty                                                  Term          Combined
Term (months)                                          (months)      Original LTV
0                                                          354            82.65
12                                                         355            82.50
24                                                         354            82.61
36                                                         354            82.86
Total:                                                     354            82.61
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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                                                                        12 of 46

20. Lien Position

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Lien                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Position                                                 Loans       Principal Balance       Principal Balance        Rate
1st Lien                                                   305             89,645,788                  100.00        6.445
Total:                                                     305             89,645,788                  100.00        6.445

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Lien                                                     Term          Combined
Position                                               (months)      Original LTV
1st Lien                                                   354            82.61
Total:                                                     354            82.61

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21. FICO Score

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
FICO                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Score                                                    Loans       Principal Balance       Principal Balance        Rate
541 - 560                                                    1                330,000                    0.37        5.990
561 - 580                                                    4              1,770,839                    1.98        6.754
581 - 600                                                   91             22,947,127                   25.60        6.676
601 - 620                                                   89             25,495,150                   28.44        6.643
621 - 640                                                   38             10,513,337                   11.73        6.258
641 - 660                                                   25              9,316,743                   10.39        6.236
661 - 680                                                   23              7,293,663                    8.14        6.237
681 - 700                                                   11              4,818,185                    5.37        6.023
701 - 720                                                   10              2,753,196                    3.07        6.109
721 - 740                                                    4              1,415,824                    1.58        5.808
741 - 760                                                    3                943,120                    1.05        5.718
761 - 780                                                    5              1,821,485                    2.03        6.079
781 - 800                                                    1                227,120                    0.25        5.950
Total:                                                     305             89,645,788                  100.00        6.445
                                                      Weighted
                                                       Average        Weighted
                                                      Remaining       Average
FICO                                                    Term          Combined
Score                                                 (months)      Original LTV
541 - 560                                                 355            76.57
561 - 580                                                 355            85.70
581 - 600                                                 354            82.10
601 - 620                                                 354            83.88
621 - 640                                                 354            82.87
641 - 660                                                 355            82.05
661 - 680                                                 355            82.25
681 - 700                                                 355            79.81
701 - 720                                                 355            81.01
721 - 740                                                 354            80.00
741 - 760                                                 353            80.00
761 - 780                                                 354            85.49
781 - 800                                                 354            80.00
Total:                                                    354            82.61
Minimum: 550
Maximum: 784
Weighted Average: 630

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                                                                        13 of 46

BARCLAYS CAPITAL






The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.



                                                                        14 of 46

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Non - IO







1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 4,291
Aggregate Principal Balance ($): 783,622,528
Weighted Average Current Mortgage Rate (%): 7.371
Non-Zero Weighted Average Margin (%): 6.956
Non-Zero Weighted Average Maximum Rate (%): 14.259
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 80.91
% First Liens: 96.61
% Owner Occupied: 90.34
% Purchase: 44.38
% Full Documentation: 65.87
Non-Zero Weighted Average FICO Score: 607

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                                                                        15 of 46

2. Product Types

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
Product                                                Mortgage         Cut-off Date            Cut-off Date        Interest
Types                                                    Loans        Principal Balance      Principal Balance        Rate
Fixed - 5 Year                                             21                 176,747                   0.02         11.860
Fixed - 10 Year                                           210               2,232,246                   0.28         11.636
Fixed - 15 Year                                            88               3,319,585                   0.42          9.429
Fixed - 20 Year                                           109               4,056,909                   0.52          9.782
Fixed - 30 Year                                           688              91,700,738                  11.70          7.911
ARM - 2 Year/6 Month LIBOR                              3,003             642,349,910                  81.97          7.279
ARM - 3 Year/6 Month LIBOR                                 93              21,958,252                   2.80          6.993
ARM - 5 Year/6 Month LIBOR                                 79              17,828,142                   2.28          6.839
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
Product                                                   Term          Combined
Types                                                   (months)      Original LTV
Fixed - 5 Year                                             54            94.53
Fixed - 10 Year                                           114            94.42
Fixed - 15 Year                                           175            82.08
Fixed - 20 Year                                           234            92.40
Fixed - 30 Year                                           354            83.46
ARM - 2 Year/6 Month LIBOR                                354            80.46
ARM - 3 Year/6 Month LIBOR                                354            81.39
ARM - 5 Year/6 Month LIBOR                                354            78.94
Total:                                                    352            80.91

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                                                                        16 of 46

3. Range of Gross Interest Rates (%)

                                                                                               % of Mortgage        Weighted
Range of                                                                                        Loan Pool by        Average
Gross                                                  Number of          Aggregate              Aggregate           Gross
Interest                                               Mortgage         Cut-off Date            Cut-off Date        Interest
Rates (%)                                                Loans        Principal Balance      Principal Balance        Rate
4.000% - 4.999%                                             7               2,207,807                   0.28          4.990
5.000% - 5.999%                                           247              66,402,797                   8.47          5.717
6.000% - 6.999%                                         1,111             283,346,327                  36.16          6.602
7.000% - 7.999%                                         1,254             260,321,094                  33.22          7.508
8.000% - 8.999%                                           720             111,716,008                  14.26          8.481
9.000% - 9.999%                                           269              30,333,341                   3.87          9.435
10.000% - 10.999%                                         185              14,341,382                   1.83         10.535
11.000% - 11.999%                                         273              10,800,500                   1.38         11.430
12.000% - 12.999%                                         207               3,722,028                   0.47         12.327
13.000% - 13.999%                                          18                 431,243                   0.06         13.097
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
Range of                                                Average         Weighted
Gross                                                  Remaining        Average
Interest                                                  Term          Combined
Rates (%)                                               (months)      Original LTV
4.000% - 4.999%                                              354            80.00
5.000% - 5.999%                                              353            79.22
6.000% - 6.999%                                              354            80.42
7.000% - 7.999%                                              353            81.11
8.000% - 8.999%                                              353            81.50
9.000% - 9.999%                                              351            79.16
10.000% - 10.999%                                            344            82.10
11.000% - 11.999%                                            317            91.39
12.000% - 12.999%                                            231            94.42
13.000% - 13.999%                                            254            97.76
Total:                                                       352            80.91
Minimum: 4.990%
Maximum: 13.750%
Weighted Average: 7.371%


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                                                                        17 of 46

4. Range of Cut-off Date Principal Balances ($)

                                                                                               % of Mortgage        Weighted
Range of                                                                                        Loan Pool by        Average
Cut-off                                                Number of          Aggregate              Aggregate           Gross
Date Principal                                         Mortgage         Cut-off Date            Cut-off Date        Interest
Balances ($)                                             Loans        Principal Balance      Principal Balance        Rate
$1 - $25,000                                              369               4,785,479                   0.61         11.576
$25,001 - $50,000                                         215               7,849,373                   1.00         10.637
$50,001 - $75,000                                         268              16,745,516                   2.14          9.352
$75,001 - $100,000                                        399              35,218,719                   4.49          8.152
$100,001 - $125,000                                       485              54,386,158                   6.94          7.820
$125,001 - $150,000                                       431              59,436,756                   7.58          7.613
$150,001 - $175,000                                       321              52,167,493                   6.66          7.392
$175,001 - $200,000                                       290              54,378,626                   6.94          7.273
$200,001 - $225,000                                       245              52,096,614                   6.65          7.271
$225,001 - $250,000                                       196              46,648,429                   5.95          7.339
$250,001 - $275,000                                       188              49,424,343                   6.31          7.271
$275,001 - $300,000                                       138              39,759,928                   5.07          7.233
$300,001 - $325,000                                       125              39,061,848                   4.98          7.086
$325,001 - $350,000                                       111              37,486,082                   4.78          7.270
$350,001 - $375,000                                        84              30,475,104                   3.89          6.985
$375,001 - $400,000                                        76              29,444,827                   3.76          6.942
$400,001 - $425,000                                        74              30,462,709                   3.89          7.062
$425,001 - $450,000                                        67              29,377,144                   3.75          6.937
$450,001 - $475,000                                        35              16,221,592                   2.07          6.778
$475,001 - $500,000                                        78              38,234,302                   4.88          6.870
$500,001 - $750,000                                        83              49,459,681                   6.31          6.876
$750,001 - $1,000,000                                      13              10,501,804                   1.34          6.464
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
Range of                                                Average         Weighted
Cut-off                                                Remaining        Average
Date Principal                                            Term          Combined
Balances ($)                                            (months)      Original LTV
$1 - $25,000                                               163            96.50
$25,001 - $50,000                                          334            98.41
$50,001 - $75,000                                          350            85.65
$75,001 - $100,000                                         353            81.64
$100,001 - $125,000                                        353            82.30
$125,001 - $150,000                                        354            80.57
$150,001 - $175,000                                        353            79.62
$175,001 - $200,000                                        353            79.51
$200,001 - $225,000                                        353            79.48
$225,001 - $250,000                                        353            79.31
$250,001 - $275,000                                        353            80.41
$275,001 - $300,000                                        354            77.47
$300,001 - $325,000                                        353            81.15
$325,001 - $350,000                                        354            81.42
$350,001 - $375,000                                        354            81.81
$375,001 - $400,000                                        354            81.20
$400,001 - $425,000                                        354            82.00
$425,001 - $450,000                                        354            80.62
$450,001 - $475,000                                        354            82.93
$475,001 - $500,000                                        354            76.56
$500,001 - $750,000                                        353            84.67
$750,001 - $1,000,000                                      354            75.41
Total:                                                     352            80.91
Minimum: $3,171
Maximum: $855,798
Average: $182,620

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                                                                        18 of 46

5. Original Terms (month)

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
Original                                               Number of          Aggregate              Aggregate           Gross
Terms                                                  Mortgage         Cut-off Date            Cut-off Date        Interest
(month)                                                  Loans        Principal Balance      Principal Balance        Rate
60                                                         21                 176,747                   0.02         11.860
120                                                       210               2,232,246                   0.28         11.636
180                                                        88               3,319,585                   0.42          9.429
240                                                       109               4,056,909                   0.52          9.782
358                                                         1                 108,250                   0.01          7.050
359                                                         2                 315,157                   0.04          8.457
360                                                     3,860             773,413,635                  98.70          7.335
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
Original                                               Remaining        Average
Terms                                                     Term          Combined
(month)                                                 (months)      Original LTV
60                                                          54            94.53
120                                                        114            94.42
180                                                        175            82.08
240                                                        234            92.40
358                                                        348            89.85
359                                                        353            72.09
360                                                        354            80.81
Total:                                                     352            80.91
Minimum: 60
Maximum: 360
Weighted Average: 358

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6. Range of Remaining Terms (month)

                                                                                               % of Mortgage        Weighted
Range of                                                                                        Loan Pool by        Average
Remaining                                              Number of          Aggregate              Aggregate           Gross
Terms                                                  Mortgage         Cut-off Date            Cut-off Date        Interest
(month)                                                  Loans        Principal Balance      Principal Balance        Rate
Jan-60                                                     21                 176,747                   0.02         11.860
61 - 120                                                  210               2,232,246                   0.28         11.636
121 - 180                                                  88               3,319,585                   0.42          9.429
181 - 240                                                 109               4,056,909                   0.52          9.782
301 - 360                                               3,863             773,837,042                  98.75          7.336
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
Range of                                                Average         Weighted
Remaining                                              Remaining        Average
Terms                                                     Term          Combined
(month)                                                 (months)      Original LTV
Jan-60                                                      54            94.53
61 - 120                                                   114            94.42
121 - 180                                                  175            82.08
181 - 240                                                  234            92.40
301 - 360                                                  354            80.80
Total:                                                     352            80.91
Minimum: 53
Maximum: 355
Weighted Average: 352


                                                                        19 of 46

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7. Range of Combined Original LTV Ratios (%)

                                                                                               % of Mortgage        Weighted
Range of                                                                                        Loan Pool by        Average
Combined                                               Number of          Aggregate              Aggregate           Gross
Original                                               Mortgage         Cut-off Date            Cut-off Date        Interest
LTV Ratios (%)                                           Loans        Principal Balance      Principal Balance        Rate
15.01% - 20.00%                                             1                  84,728                   0.01          8.300
20.01% - 25.00%                                             3                 302,497                   0.04          6.880
25.01% - 30.00%                                             5                 526,030                   0.07          7.054
30.01% - 35.00%                                             5                 821,794                   0.10          7.438
35.01% - 40.00%                                            22               3,661,069                   0.47          7.361
40.01% - 45.00%                                            14               3,368,781                   0.43          7.457
45.01% - 50.00%                                            26               5,922,099                   0.76          7.233
50.01% - 55.00%                                            61              12,464,201                   1.59          7.186
55.01% - 60.00%                                            66              13,684,199                   1.75          7.741
60.01% - 65.00%                                           132              29,408,689                   3.75          7.725
65.01% - 70.00%                                           181              38,212,798                   4.88          7.870
70.01% - 75.00%                                           296              63,001,664                   8.04          7.644
75.01% - 80.00%                                         1,412             301,157,362                  38.43          7.053
80.01% - 85.00%                                           285              62,064,018                   7.92          7.164
85.01% - 90.00%                                           897             183,549,447                  23.42          7.121
90.01% - 95.00%                                           310              18,679,803                   2.38          8.196
95.01% - 100.00%                                          575              46,713,348                   5.96          9.298
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
Range of                                                Average         Weighted
Combined                                               Remaining        Average
Original                                                  Term          Combined
LTV Ratios (%)                                          (months)      Original LTV
15.01% - 20.00%                                           355            17.35
20.01% - 25.00%                                           354            22.41
25.01% - 30.00%                                           354            28.15
30.01% - 35.00%                                           341            34.50
35.01% - 40.00%                                           346            37.62
40.01% - 45.00%                                           355            42.51
45.01% - 50.00%                                           349            48.13
50.01% - 55.00%                                           354            52.70
55.01% - 60.00%                                           352            58.11
60.01% - 65.00%                                           353            63.26
65.01% - 70.00%                                           353            68.96
70.01% - 75.00%                                           353            74.04
75.01% - 80.00%                                           354            79.73
80.01% - 85.00%                                           353            84.54
85.01% - 90.00%                                           354            89.81
90.01% - 95.00%                                           322            94.68
95.01% - 100.00%                                          343            99.87
Total:                                                    352            80.91
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 80.91%

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                                                                        20 of 46

8. Range of Gross Margins (%)

                                                                                               % of Mortgage        Weighted
Range                                                                                           Loan Pool by        Average
of                                                     Number of          Aggregate              Aggregate           Gross
Gross                                                  Mortgage         Cut-off Date            Cut-off Date        Interest
Margins (%)                                              Loans        Principal Balance      Principal Balance        Rate
Fixed Rate Loans                                        1,116             101,486,224                  12.95          8.124
5.501% - 6.000%                                            12               4,049,589                   0.52          4.995
6.001% - 6.500%                                            56              16,016,276                   2.04          5.397
6.501% - 7.000%                                         3,105             661,847,495                  84.46          7.317
7.501% - 8.000%                                             1                  99,570                   0.01          7.750
8.501% - 9.000%                                             1                 123,375                   0.02          7.350
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
Range                                                   Average         Weighted
of                                                     Remaining        Average
Gross                                                     Term          Combined
Margins (%)                                             (months)      Original LTV
Fixed Rate Loans                                           338            84.03
5.501% - 6.000%                                            354            78.16
6.001% - 6.500%                                            354            80.00
6.501% - 7.000%                                            354            80.47
7.501% - 8.000%                                            354            74.07
8.501% - 9.000%                                            354            80.00
Total:                                                     352            80.91
Non-Zero Minimum: 5.940%
Maximum: 8.990%
Non-Zero Weighted Average: 6.956%

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                                                                        21 of 46

9. Range of Minimum Mortgage Rates (%)

Range                                                                                          % of Mortgage        Weighted
of                                                                                              Loan Pool by        Average
Minimum                                                Number of          Aggregate              Aggregate           Gross
Mortgage                                               Mortgage         Cut-off Date            Cut-off Date        Interest
Rates (%)                                                Loans        Principal Balance      Principal Balance        Rate
Fixed Rate Loans                                        1,116             101,486,224                  12.95          8.124
4.501% - 5.000%                                            12               4,049,589                   0.52          4.995
5.001% - 5.500%                                            49              14,150,264                   1.81          5.376
5.501% - 6.000%                                           200              51,745,436                   6.60          5.845
6.001% - 6.500%                                           375              94,917,671                  12.11          6.324
6.501% - 7.000%                                           622             157,772,413                  20.13          6.813
7.001% - 7.500%                                           582             125,741,336                  16.05          7.320
7.501% - 8.000%                                           543             107,626,247                  13.73          7.808
8.001% - 8.500%                                           336              55,655,195                   7.10          8.316
8.501% - 9.000%                                           239              39,051,024                   4.98          8.802
9.001% - 9.500%                                            94              13,084,074                   1.67          9.284
9.501% - 10.000%                                           57               8,724,115                   1.11          9.750
10.001% - 10.500%                                          30               3,857,071                   0.49         10.239
10.501% - 11.000%                                          18               3,273,973                   0.42         10.815
11.001% - 11.500%                                          13               1,814,861                   0.23         11.335
11.501% - 12.000%                                           4                 620,913                   0.08         11.886
12.501% - 13.000%                                           1                  52,124                   0.01         12.850
Total:                                                  4,291             783,622,528                 100.00          7.371

Range                                                   Weighted
of                                                      Average         Weighted
Minimum                                                Remaining        Average
Mortgage                                                  Term          Combined
Rates (%)                                               (months)      Original LTV
Fixed Rate Loans                                           338            84.03
4.501% - 5.000%                                            354            78.16
5.001% - 5.500%                                            354            79.87
5.501% - 6.000%                                            354            78.83
6.001% - 6.500%                                            354            79.75
6.501% - 7.000%                                            354            80.94
7.001% - 7.500%                                            354            81.64
7.501% - 8.000%                                            354            81.93
8.001% - 8.500%                                            354            82.51
8.501% - 9.000%                                            354            79.03
9.001% - 9.500%                                            354            76.18
9.501% - 10.000%                                           354            71.71
10.001% - 10.500%                                          354            69.97
10.501% - 11.000%                                          354            61.89
11.001% - 11.500%                                          354            61.60
11.501% - 12.000%                                          354            62.17
12.501% - 13.000%                                          354            60.00
Total:                                                     352            80.91
Non-Zero Minimum: 4.990%
Maximum: 12.850%
Non-Zero Weighted Average: 7.258%

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                                                                        22 of 46

10. Range of Maximum Mortgage Rates (%)

Range                                                                                          % of Mortgage        Weighted
of                                                                                              Loan Pool by        Average
Maximum                                                Number of          Aggregate              Aggregate           Gross
Mortgage                                               Mortgage         Cut-off Date            Cut-off Date        Interest
Rates (%)                                                Loans        Principal Balance      Principal Balance        Rate
Fixed Rate Loans                                        1,116             101,486,224                  12.95          8.124
11.501% - 12.000%                                          12               4,049,589                   0.52          4.995
12.001% - 12.500%                                          49              14,150,264                   1.81          5.376
12.501% - 13.000%                                         200              51,745,436                   6.60          5.845
13.001% - 13.500%                                         375              94,917,671                  12.11          6.324
13.501% - 14.000%                                         621             157,664,163                  20.12          6.813
14.001% - 14.500%                                         583             125,849,586                  16.06          7.320
14.501% - 15.000%                                         541             106,890,619                  13.64          7.806
15.001% - 15.500%                                         338              56,390,823                   7.20          8.313
15.501% - 16.000%                                         239              39,051,024                   4.98          8.802
16.001% - 16.500%                                          94              13,084,074                   1.67          9.284
16.501% - 17.000%                                          57               8,724,115                   1.11          9.750
17.001% - 17.500%                                          30               3,857,071                   0.49         10.239
17.501% - 18.000%                                          18               3,273,973                   0.42         10.815
18.001% - 18.500%                                          13               1,814,861                   0.23         11.335
18.501% - 19.000%                                           4                 620,913                   0.08         11.886
19.501% - 20.000%                                           1                  52,124                   0.01         12.850
Total:                                                  4,291             783,622,528                 100.00          7.371

Range                                                   Weighted
of                                                      Average         Weighted
Maximum                                                Remaining        Average
Mortgage                                                  Term          Combined
Rates (%)                                               (months)      Original LTV
Fixed Rate Loans                                           338            84.03
11.501% - 12.000%                                          354            78.16
12.001% - 12.500%                                          354            79.87
12.501% - 13.000%                                          354            78.83
13.001% - 13.500%                                          354            79.75
13.501% - 14.000%                                          354            80.93
14.001% - 14.500%                                          354            81.65
14.501% - 15.000%                                          354            81.85
15.001% - 15.500%                                          354            82.66
15.501% - 16.000%                                          354            79.03
16.001% - 16.500%                                          354            76.18
16.501% - 17.000%                                          354            71.71
17.001% - 17.500%                                          354            69.97
17.501% - 18.000%                                          354            61.89
18.001% - 18.500%                                          354            61.60
18.501% - 19.000%                                          354            62.17
19.501% - 20.000%                                          354            60.00
Total:                                                     352            80.91
Non-Zero Minimum: 11.990%
Maximum: 19.850%
Non-Zero Weighted Average: 14.259%

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                                                                        23 of 46

11. Initial Cap (%)

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
                                                       Mortgage         Cut-off Date            Cut-off Date        Interest
Initial Cap (%)                                          Loans        Principal Balance      Principal Balance        Rate
Fixed Rate Loans                                        1,116             101,486,224                  12.95          8.124
3.00%                                                   3,174             682,028,055                  87.04          7.259
6.00%                                                       1                 108,250                   0.01          7.050
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
                                                          Term          Combined
Initial Cap (%)                                         (months)      Original LTV
Fixed Rate Loans                                           338            84.03
3.00%                                                      354            80.45
6.00%                                                      348            89.85
Total:                                                     352            80.91
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.000%

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12. Periodic Cap (%)

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
Periodic                                               Mortgage         Cut-off Date            Cut-off Date        Interest
Cap (%)                                                  Loans        Principal Balance      Principal Balance        Rate
Fixed Rate Loans                                        1,116             101,486,224                  12.95          8.124
1.00%                                                       1                 197,239                   0.03          6.990
1.50%                                                   3,174             681,939,065                  87.02          7.259
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
Periodic                                                  Term          Combined
Cap (%)                                                 (months)      Original LTV
Fixed Rate Loans                                           338            84.03
1.00%                                                      353            80.00
1.50%                                                      354            80.45
Total:                                                     352            80.91
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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                                                                        24 of 46

13. Next Rate Adjustment Date

                                                                                               % of Mortgage        Weighted
Next                                                                                            Loan Pool by        Average
Rate                                                   Number of          Aggregate              Aggregate           Gross
Adjustment                                             Mortgage         Cut-off Date            Cut-off Date        Interest
Date                                                     Loans        Principal Balance      Principal Balance        Rate
Fixed Rate Loans                                        1,116             101,486,224                  12.95          8.124
Apr-06                                                      3                 884,674                   0.11          6.649
May-06                                                      4                 679,878                   0.09          7.204
Jun-06                                                      8               1,395,538                   0.18          7.991
Jul-06                                                     24               3,960,367                   0.51          7.848
Aug-06                                                     43               8,843,890                   1.13          7.452
Sep-06                                                    268              54,581,617                   6.97          7.373
Oct-06                                                  1,520             314,937,117                  40.19          7.305
Nov-06                                                  1,133             257,066,830                  32.80          7.212
Aug-07                                                      1                  67,125                   0.01          7.950
Sep-07                                                      7               1,776,664                   0.23          6.684
Oct-07                                                     51              11,054,572                   1.41          7.093
Nov-07                                                     34               9,059,891                   1.16          6.924
Sep-09                                                      6               1,464,772                   0.19          6.408
Oct-09                                                     42               8,814,519                   1.12          6.664
Nov-09                                                     31               7,548,852                   0.96          7.128
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
Next                                                    Average         Weighted
Rate                                                   Remaining        Average
Adjustment                                                Term          Combined
Date                                                    (months)      Original LTV
Fixed Rate Loans                                           338            84.03
Apr-06                                                     348            86.62
May-06                                                     349            85.11
Jun-06                                                     350            84.35
Jul-06                                                     351            81.15
Aug-06                                                     352            78.52
Sep-06                                                     353            80.10
Oct-06                                                     354            80.06
Nov-06                                                     355            81.03
Aug-07                                                     352            90.00
Sep-07                                                     353            87.28
Oct-07                                                     354            77.95
Nov-07                                                     355            84.36
Sep-09                                                     353            76.01
Oct-09                                                     354            76.60
Nov-09                                                     355            82.24
Total:                                                     352            80.91
Non-Zero Weighted Average: 2006-11-18

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                                                                        25 of 46

14. Geographical Distribution

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
Geographical                                           Mortgage         Cut-off Date            Cut-off Date        Interest
Distribution                                             Loans        Principal Balance      Principal Balance        Rate
California                                                887             218,560,225                  27.89          7.104
New York                                                  409             106,743,692                  13.62          7.280
New Jersey                                                276              64,770,774                   8.27          7.532
Florida                                                   417              58,788,802                   7.50          7.631
Illinois                                                  319              49,597,016                   6.33          7.536
Maryland                                                  225              36,219,727                   4.62          7.422
Massachusetts                                             115              27,661,347                   3.53          7.336
Virginia                                                  123              21,105,435                   2.69          7.585
Georgia                                                   171              19,720,193                   2.52          7.567
Nevada                                                     89              18,167,510                   2.32          7.098
Connecticut                                                97              16,088,105                   2.05          7.451
Other                                                   1,163             146,199,701                  18.66          7.565
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
Geographical                                              Term          Combined
Distribution                                            (months)      Original LTV
California                                                 353            78.44
New York                                                   352            81.00
New Jersey                                                 352            79.61
Florida                                                    352            82.14
Illinois                                                   352            82.69
Maryland                                                   352            81.92
Massachusetts                                              353            80.09
Virginia                                                   353            80.06
Georgia                                                    351            86.00
Nevada                                                     353            80.17
Connecticut                                                353            81.10
Other                                                      351            83.44
Total:                                                     352            80.91
Number of States Represented: 44

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15. Occupancy

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
                                                       Mortgage         Cut-off Date            Cut-off Date        Interest
Occupancy                                                Loans        Principal Balance      Principal Balance        Rate
Primary                                                 3,791             707,897,097                  90.34          7.353
Investment                                                450              64,338,268                   8.21          7.626
Second Home                                                50              11,387,163                   1.45          7.001
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
                                                          Term          Combined
Occupancy                                               (months)      Original LTV
Primary                                                    352            80.60
Investment                                                 349            84.22
Second Home                                                349            81.84
Total:                                                     352            80.91


                                                                        26 of 46

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16. Property Types

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
Property                                               Mortgage         Cut-off Date            Cut-off Date        Interest
Types                                                    Loans        Principal Balance      Principal Balance        Rate
Single Family Residence                                 3,673             654,722,110                  83.55          7.364
2-4 Family                                                417              95,101,166                  12.14          7.358
Condo                                                     201              33,799,252                   4.31          7.542
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
Property                                                  Term          Combined
Types                                                   (months)      Original LTV
Single Family Residence                                    352            80.66
2-4 Family                                                 352            82.25
Condo                                                      351            82.07
Total:                                                     352            80.91


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17. Loan Purpose

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
Loan                                                   Mortgage         Cut-off Date            Cut-off Date        Interest
Purpose                                                  Loans        Principal Balance      Principal Balance        Rate
Refinance - Cashout                                     2,124             433,049,317                  55.26          7.333
Purchase                                                2,151             347,767,583                  44.38          7.417
Refinance - Rate Term                                      16               2,805,628                   0.36          7.525
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
Loan                                                      Term          Combined
Purpose                                                 (months)      Original LTV
Refinance - Cashout                                        353            77.07
Purchase                                                   352            85.72
Refinance - Rate Term                                      353            77.60
Total:                                                     352            80.91

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                                                                        27 of 46

18. Documentation Level

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
Documentation                                          Mortgage         Cut-off Date            Cut-off Date        Interest
Level                                                    Loans        Principal Balance      Principal Balance        Rate
Full Documentation                                      3,141             516,133,316                  65.87          7.232
Stated Documentation                                    1,071             249,481,058                  31.84          7.665
Easy Documentation                                         79              18,008,155                   2.30          7.265
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
Documentation                                             Term          Combined
Level                                                   (months)      Original LTV
Full Documentation                                         352            82.05
Stated Documentation                                       353            78.56
Easy Documentation                                         354            80.75
Total:                                                     352            80.91

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19. Original Prepayment Penalty Term (months)

                                                                                               % of Mortgage        Weighted
Original                                                                                        Loan Pool by        Average
Prepayment                                             Number of          Aggregate              Aggregate           Gross
Penalty                                                Mortgage         Cut-off Date            Cut-off Date        Interest
Term (months)                                            Loans        Principal Balance      Principal Balance        Rate
0                                                         818             132,053,432                  16.85          7.617
12                                                        625             133,542,307                  17.04          7.458
24                                                      2,480             453,240,996                  57.84          7.312
36                                                        368              64,785,793                   8.27          7.100
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
Original                                                Average         Weighted
Prepayment                                             Remaining        Average
Penalty                                                   Term          Combined
Term (months)                                           (months)      Original LTV
0                                                          351            81.33
12                                                         351            81.28
24                                                         353            80.86
36                                                         352            79.64
Total:                                                     352            80.91
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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                                                                        28 of 46

20. Lien Position

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
Lien                                                   Mortgage         Cut-off Date            Cut-off Date        Interest
Position                                                 Loans        Principal Balance      Principal Balance        Rate
1st Lien                                                3,536             757,029,806                  96.61          7.253
2nd Lien                                                  755              26,592,722                   3.39         10.733
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
Lien                                                      Term          Combined
Position                                                (months)      Original LTV
1st Lien                                                   354            80.28
2nd Lien                                                   310            99.02
Total:                                                     352            80.91

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                                                                        29 of 46

21. FICO Score

                                                                                               % of Mortgage        Weighted
                                                                                                Loan Pool by        Average
                                                       Number of          Aggregate              Aggregate           Gross
FICO                                                   Mortgage         Cut-off Date            Cut-off Date        Interest
Score                                                    Loans        Principal Balance      Principal Balance        Rate
500 - 500                                                  12               2,293,032                   0.29          8.778
501 - 520                                                 239              45,044,415                   5.75          8.444
521 - 540                                                 316              58,135,130                   7.42          8.178
541 - 560                                                 455              86,877,773                  11.09          7.619
561 - 580                                                 451              80,572,229                  10.28          7.494
581 - 600                                                 587             102,297,148                  13.05          7.212
601 - 620                                                 618             105,848,868                  13.51          7.152
621 - 640                                                 483              86,936,175                  11.09          7.086
641 - 660                                                 392              73,415,138                   9.37          7.131
661 - 680                                                 297              53,354,797                   6.81          7.056
681 - 700                                                 166              33,520,554                   4.28          7.015
701 - 720                                                 117              24,105,312                   3.08          7.014
721 - 740                                                  64              12,297,501                   1.57          6.831
741 - 760                                                  59              11,063,693                   1.41          7.220
761 - 780                                                  23               5,037,048                   0.64          7.055
781 - 800                                                  12               2,823,716                   0.36          6.981
Total:                                                  4,291             783,622,528                 100.00          7.371

                                                        Weighted
                                                        Average         Weighted
                                                       Remaining        Average
FICO                                                      Term          Combined
Score                                                   (months)      Original LTV
500 - 500                                                  355            74.57
501 - 520                                                  354            73.34
521 - 540                                                  352            73.48
541 - 560                                                  353            77.43
561 - 580                                                  352            80.84
581 - 600                                                  352            80.41
601 - 620                                                  352            81.20
621 - 640                                                  352            83.14
641 - 660                                                  352            84.49
661 - 680                                                  351            84.38
681 - 700                                                  353            85.27
701 - 720                                                  349            86.02
721 - 740                                                  352            86.03
741 - 760                                                  353            88.55
761 - 780                                                  353            88.91
781 - 800                                                  354            87.12
Total:                                                     352            80.91
Minimum: 500
Maximum: 798
Weighted Average: 607


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                                                                        30 of 46

BARCLAYS CAPITAL



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


                                                                        31 of 46

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Silent Second







1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 1,574
Aggregate Principal Balance ($): 329,169,661
Weighted Average Current Mortgage Rate (%): 6.908
Non-Zero Weighted Average Margin (%): 6.935
Non-Zero Weighted Average Maximum Rate (%): 13.898
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 83.22
% First Liens: 100.00
% Owner Occupied: 90.62
% Purchase: 79.77
% Full Documentation: 74.61
Non-Zero Weighted Average FICO Score: 628

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                                                                        32 of 46

2. Product Types

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Product                                                Mortgage         Cut-off Date           Cut-off Date         Interest
Types                                                    Loans       Principal Balance       Principal Balance        Rate
Fixed - 15 Year                                              1                300,905                    0.09        6.500
Fixed - 20 Year                                              1                163,485                    0.05        6.250
Fixed - 30 Year                                             73             12,666,322                    3.85        7.203
ARM - 2 Year/6 Month LIBOR                               1,224            247,033,791                   75.05        7.027
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            217             57,254,764                   17.39        6.388
ARM - 3 Year/6 Month LIBOR                                  33              5,464,939                    1.66        6.767
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only             10              3,490,759                    1.06        6.390
ARM - 5 Year/6 Month LIBOR                                  15              2,794,695                    0.85        6.784
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Product                                                  Term          Combined
Types                                                  (months)      Original LTV
Fixed - 15 Year                                            175            90.00
Fixed - 20 Year                                            234            80.00
Fixed - 30 Year                                            354            83.22
ARM - 2 Year/6 Month LIBOR                                 354            83.60
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            354            81.84
ARM - 3 Year/6 Month LIBOR                                 354            83.01
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only            355            80.73
ARM - 5 Year/6 Month LIBOR                                 354            80.24
Total:                                                     354            83.22

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3. Range of Gross Interest Rates (%)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Gross                                                  Number of         Aggregate               Aggregate           Gross
Interest                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
4.000% - 4.999%                                              6              1,748,954                    0.53        4.972
5.000% - 5.999%                                            190             48,613,923                   14.77        5.715
6.000% - 6.999%                                            596            142,034,018                   43.15        6.555
7.000% - 7.999%                                            541            102,928,798                   31.27        7.476
8.000% - 8.999%                                            209             30,894,765                    9.39        8.386
9.000% - 9.999%                                             26              2,405,215                    0.73        9.259
10.000% - 10.999%                                            5                487,866                    0.15       10.253
11.000% - 11.999%                                            1                 56,121                    0.02       11.050
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
Range of                                                Average        Weighted
Gross                                                  Remaining       Average
Interest                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
4.000% - 4.999%                                            353            80.00
5.000% - 5.999%                                            354            80.97
6.000% - 6.999%                                            354            82.54
7.000% - 7.999%                                            354            84.93
8.000% - 8.999%                                            354            84.60
9.000% - 9.999%                                            354            82.41
10.000% - 10.999%                                          355            73.28
11.000% - 11.999%                                          354            75.00
Total:                                                     354            83.22
Minimum: 4.890%
Maximum: 11.050%
Weighted Average: 6.908%



                                                                        33 of 46

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4. Range of Cut-off Date Principal Balances ($)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Cut-off                                                Number of         Aggregate               Aggregate           Gross
Date Principal                                         Mortgage         Cut-off Date           Cut-off Date         Interest
Balances ($)                                             Loans       Principal Balance       Principal Balance        Rate
$25,001 - $50,000                                            3                149,622                    0.05        9.647
$50,001 - $75,000                                           54              3,449,334                    1.05        8.401
$75,001 - $100,000                                         144             12,841,059                    3.90        7.528
$100,001 - $125,000                                        254             28,440,594                    8.64        7.320
$125,001 - $150,000                                        206             28,345,273                    8.61        7.128
$150,001 - $175,000                                        156             25,314,388                    7.69        7.054
$175,001 - $200,000                                        140             26,176,888                    7.95        6.931
$200,001 - $225,000                                        102             21,752,556                    6.61        6.930
$225,001 - $250,000                                         82             19,438,972                    5.91        6.868
$250,001 - $275,000                                         64             16,696,552                    5.07        6.860
$275,001 - $300,000                                         50             14,334,427                    4.35        6.904
$300,001 - $325,000                                         60             18,725,573                    5.69        6.675
$325,001 - $350,000                                         34             11,389,228                    3.46        7.025
$350,001 - $375,000                                         30             10,838,579                    3.29        6.598
$375,001 - $400,000                                         34             13,175,171                    4.00        6.712
$400,001 - $425,000                                         33             13,686,825                    4.16        6.583
$425,001 - $450,000                                         21              9,164,646                    2.78        6.605
$450,001 - $475,000                                         27             12,484,922                    3.79        6.674
$475,001 - $500,000                                         35             17,106,149                    5.20        6.697
$500,001 - $750,000                                         45             25,658,903                    7.80        6.451
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
Range of                                                Average        Weighted
Cut-off                                                Remaining       Average
Date Principal                                           Term          Combined
Balances ($)                                           (months)      Original LTV
$25,001 - $50,000                                          354            65.25
$50,001 - $75,000                                          354            81.97
$75,001 - $100,000                                         354            83.99
$100,001 - $125,000                                        354            84.03
$125,001 - $150,000                                        354            83.69
$150,001 - $175,000                                        353            84.14
$175,001 - $200,000                                        354            82.73
$200,001 - $225,000                                        354            83.59
$225,001 - $250,000                                        354            83.49
$250,001 - $275,000                                        354            83.35
$275,001 - $300,000                                        354            83.00
$300,001 - $325,000                                        351            84.76
$325,001 - $350,000                                        354            84.81
$350,001 - $375,000                                        354            82.91
$375,001 - $400,000                                        354            83.07
$400,001 - $425,000                                        355            82.57
$425,001 - $450,000                                        354            83.10
$450,001 - $475,000                                        354            82.75
$475,001 - $500,000                                        355            80.91
$500,001 - $750,000                                        355            81.34
Total:                                                     354            83.22
Minimum: $49,833
Maximum: $708,454
Average: $209,129

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                                                                        34 of 46

5. Original Terms (month)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
Original                                               Number of         Aggregate               Aggregate           Gross
Terms                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
(month)                                                  Loans       Principal Balance       Principal Balance        Rate
180                                                          1                300,905                    0.09        6.500
240                                                          1                163,485                    0.05        6.250
358                                                          1                108,250                    0.03        7.050
360                                                      1,571            328,597,021                   99.83        6.909
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
Original                                               Remaining       Average
Terms                                                    Term          Combined
(month)                                                (months)      Original LTV
180                                                        175            90.00
240                                                        234            80.00
358                                                        348            89.85
360                                                        354            83.21
Total:                                                     354            83.22
Minimum: 180
Maximum: 360
Weighted Average: 360

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6. Range of Remaining Terms (month)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Remaining                                              Number of         Aggregate               Aggregate           Gross
Terms                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
(month)                                                  Loans       Principal Balance       Principal Balance        Rate
121 - 180                                                    1                300,905                    0.09        6.500
181 - 240                                                    1                163,485                    0.05        6.250
301 - 360                                                1,572            328,705,271                   99.86        6.909
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
Range of                                                Average        Weighted
Remaining                                              Remaining       Average
Terms                                                    Term          Combined
(month)                                                (months)      Original LTV
121 - 180                                                  175            90.00
181 - 240                                                  234            80.00
301 - 360                                                  354            83.21
Total:                                                     354            83.22
Minimum: 175
Maximum: 355
Weighted Average: 354

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                                                                        35 of 46

7. Range of Combined Original LTV Ratios (%)

                                                                                               % of Mortgage        Weighted
Range of                                                                                       Loan Pool by         Average
Combined                                               Number of         Aggregate               Aggregate           Gross
Original                                               Mortgage         Cut-off Date           Cut-off Date         Interest
LTV Ratios (%)                                           Loans       Principal Balance       Principal Balance        Rate
35.01% - 40.00%                                              1                 49,833                    0.02        8.990
40.01% - 45.00%                                              1                188,725                    0.06        6.850
45.01% - 50.00%                                              1                150,000                    0.05        6.550
50.01% - 55.00%                                              1                497,408                    0.15        6.800
55.01% - 60.00%                                              2                647,048                    0.20        7.481
60.01% - 65.00%                                              3                730,401                    0.22        7.203
65.01% - 70.00%                                              3                582,903                    0.18        7.856
70.01% - 75.00%                                             17              3,393,974                    1.03        7.228
75.01% - 80.00%                                            931            200,800,075                   61.00        6.713
80.01% - 85.00%                                             63             14,259,270                    4.33        6.951
85.01% - 90.00%                                            550            107,794,312                   32.75        7.246
90.01% - 95.00%                                              1                 75,712                    0.02        7.450
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
Range of                                                Average        Weighted
Combined                                               Remaining       Average
Original                                                 Term          Combined
LTV Ratios (%)                                         (months)      Original LTV
35.01% - 40.00%                                            354            35.71
40.01% - 45.00%                                            354            44.64
45.01% - 50.00%                                            354            49.67
50.01% - 55.00%                                            354            52.63
55.01% - 60.00%                                            354            59.09
60.01% - 65.00%                                            355            64.39
65.01% - 70.00%                                            355            67.82
70.01% - 75.00%                                            354            74.08
75.01% - 80.00%                                            354            79.98
80.01% - 85.00%                                            354            84.86
85.01% - 90.00%                                            354            89.95
90.01% - 95.00%                                            355            95.00
Total:                                                     354            83.22
Minimum: 35.71%
Maximum: 95.00%
Weighted Average: 83.22%

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                                                                        36 of 46

8. Range of Gross Margins (%)

                                                                                               % of Mortgage        Weighted
Range                                                                                          Loan Pool by         Average
of                                                     Number of         Aggregate               Aggregate           Gross
Gross                                                  Mortgage         Cut-off Date           Cut-off Date         Interest
Margins (%)                                              Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                            75             13,130,712                    3.99        7.175
5.501% - 6.000%                                             10              2,883,617                    0.88        4.998
6.001% - 6.500%                                             50             13,645,627                    4.15        5.440
6.501% - 7.000%                                          1,438            299,386,330                   90.95        6.982
8.501% - 9.000%                                              1                123,375                    0.04        7.350
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
Range                                                   Average        Weighted
of                                                     Remaining       Average
Gross                                                    Term          Combined
Margins (%)                                            (months)      Original LTV
Fixed Rate Loans                                           349            83.33
5.501% - 6.000%                                            354            80.72
6.001% - 6.500%                                            355            81.58
6.501% - 7.000%                                            354            83.31
8.501% - 9.000%                                            354            80.00
Total:                                                     354            83.22
Non-Zero Minimum: 5.840%
Maximum: 8.990%
Non-Zero Weighted Average: 6.935%

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                                                                        37 of 46

9. Range of Minimum Mortgage Rates (%)

Range                                                                                          % of Mortgage        Weighted
of                                                                                             Loan Pool by         Average
Minimum                                                Number of         Aggregate               Aggregate           Gross
Mortgage                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                            75             13,130,712                    3.99        7.175
4.501% - 5.000%                                              8              2,015,917                    0.61        4.976
5.001% - 5.500%                                             45             12,754,191                    3.87        5.399
5.501% - 6.000%                                            150             38,076,112                   11.57        5.846
6.001% - 6.500%                                            232             56,471,557                   17.16        6.292
6.501% - 7.000%                                            340             79,108,606                   24.03        6.787
7.001% - 7.500%                                            290             58,307,041                   17.71        7.310
7.501% - 8.000%                                            228             40,473,987                   12.30        7.787
8.001% - 8.500%                                            135             20,770,605                    6.31        8.306
8.501% - 9.000%                                             49              6,053,093                    1.84        8.775
9.001% - 9.500%                                             14              1,379,133                    0.42        9.221
9.501% - 10.000%                                             4                284,240                    0.09        9.737
10.001% - 10.500%                                            2                232,481                    0.07       10.255
10.501% - 11.000%                                            1                 55,863                    0.02       10.750
11.001% - 11.500%                                            1                 56,121                    0.02       11.050
Total:                                                   1,574            329,169,661                  100.00        6.908

Range                                                  Weighted
of                                                      Average        Weighted
Minimum                                                Remaining       Average
Mortgage                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
Fixed Rate Loans                                           349            83.33
4.501% - 5.000%                                            354            80.00
5.001% - 5.500%                                            355            81.71
5.501% - 6.000%                                            354            80.69
6.001% - 6.500%                                            354            81.66
6.501% - 7.000%                                            354            83.40
7.001% - 7.500%                                            354            85.31
7.501% - 8.000%                                            354            84.48
8.001% - 8.500%                                            354            84.78
8.501% - 9.000%                                            354            82.35
9.001% - 9.500%                                            354            82.37
9.501% - 10.000%                                           354            78.68
10.001% - 10.500%                                          355            69.12
10.501% - 11.000%                                          354            80.00
11.001% - 11.500%                                          354            75.00
Total:                                                     354            83.22
Non-Zero Minimum: 4.890%
Maximum: 11.050%
Non-Zero Weighted Average: 6.899%

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                                                                        38 of 46

10. Range of Maximum Mortgage Rates (%)

Range                                                                                          % of Mortgage        Weighted
of                                                                                             Loan Pool by         Average
Maximum                                                Number of         Aggregate               Aggregate           Gross
Mortgage                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Rates (%)                                                Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                            75             13,130,712                    3.99        7.175
11.501% - 12.000%                                            8              2,015,917                    0.61        4.976
12.001% - 12.500%                                           45             12,754,191                    3.87        5.399
12.501% - 13.000%                                          150             38,076,112                   11.57        5.846
13.001% - 13.500%                                          233             56,818,864                   17.26        6.291
13.501% - 14.000%                                          337             78,478,124                   23.84        6.789
14.001% - 14.500%                                          292             58,590,217                   17.80        7.309
14.501% - 15.000%                                          227             40,353,801                   12.26        7.787
15.001% - 15.500%                                          136             20,890,791                    6.35        8.304
15.501% - 16.000%                                           49              6,053,093                    1.84        8.775
16.001% - 16.500%                                           14              1,379,133                    0.42        9.221
16.501% - 17.000%                                            4                284,240                    0.09        9.737
17.001% - 17.500%                                            2                232,481                    0.07       10.255
17.501% - 18.000%                                            1                 55,863                    0.02       10.750
18.001% - 18.500%                                            1                 56,121                    0.02       11.050
Total:                                                   1,574            329,169,661                  100.00        6.908

Range                                                  Weighted
of                                                      Average        Weighted
Maximum                                                Remaining       Average
Mortgage                                                 Term          Combined
Rates (%)                                              (months)      Original LTV
Fixed Rate Loans                                           349            83.33
11.501% - 12.000%                                          354            80.00
12.001% - 12.500%                                          355            81.71
12.501% - 13.000%                                          354            80.69
13.001% - 13.500%                                          354            81.65
13.501% - 14.000%                                          354            83.42
14.001% - 14.500%                                          354            85.30
14.501% - 15.000%                                          354            84.46
15.001% - 15.500%                                          354            84.81
15.501% - 16.000%                                          354            82.35
16.001% - 16.500%                                          354            82.37
16.501% - 17.000%                                          354            78.68
17.001% - 17.500%                                          355            69.12
17.501% - 18.000%                                          354            80.00
18.001% - 18.500%                                          354            75.00
Total:                                                     354            83.22
Non-Zero Minimum: 11.890%
Maximum: 18.050%
Non-Zero Weighted Average: 13.898%

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                                                                        39 of 46

11. Initial Cap (%)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
                                                       Mortgage         Cut-off Date           Cut-off Date         Interest
Initial Cap (%)                                          Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                            75             13,130,712                    3.99        7.175
3.00%                                                    1,498            315,930,699                   95.98        6.897
6.00%                                                        1                108,250                    0.03        7.050
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
                                                         Term          Combined
Initial Cap (%)                                        (months)      Original LTV
Fixed Rate Loans                                           349            83.33
3.00%                                                      354            83.21
6.00%                                                      348            89.85
Total:                                                     354            83.22
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.001%

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12. Periodic Cap (%)

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Periodic                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Cap (%)                                                  Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                            75             13,130,712                    3.99        7.175
1.50%                                                    1,499            316,038,949                   96.01        6.897
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Periodic                                                 Term          Combined
Cap (%)                                                (months)      Original LTV
Fixed Rate Loans                                           349            83.33
1.50%                                                      354            83.21
Total:                                                     354            83.22
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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                                                                        40 of 46

13. Next Rate Adjustment Date

                                                                                               % of Mortgage        Weighted
Next                                                                                           Loan Pool by         Average
Rate                                                   Number of         Aggregate               Aggregate           Gross
Adjustment                                             Mortgage         Cut-off Date           Cut-off Date         Interest
Date                                                     Loans       Principal Balance       Principal Balance        Rate
Fixed Rate Loans                                            75             13,130,712                    3.99        7.175
May-06                                                       3                631,922                    0.19        6.478
Jun-06                                                       6              1,099,314                    0.33        6.697
Jul-06                                                      10              1,966,425                    0.60        7.274
Aug-06                                                      14              2,311,656                    0.70        7.485
Sep-06                                                     102             20,581,123                    6.25        7.046
Oct-06                                                     737            148,722,557                   45.18        7.004
Nov-06                                                     569            128,975,558                   39.18        6.760
Aug-07                                                       1                 67,125                    0.02        7.950
Sep-07                                                       2                570,864                    0.17        6.591
Oct-07                                                      24              4,475,353                    1.36        6.795
Nov-07                                                      16              3,842,356                    1.17        6.397
Sep-09                                                       2                473,481                    0.14        6.217
Oct-09                                                      11              1,815,455                    0.55        6.953
Nov-09                                                       2                505,760                    0.15        6.707
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
Next                                                    Average        Weighted
Rate                                                   Remaining       Average
Adjustment                                               Term          Combined
Date                                                   (months)      Original LTV
Fixed Rate Loans                                           349            83.33
May-06                                                     349            82.26
Jun-06                                                     350            84.59
Jul-06                                                     351            81.17
Aug-06                                                     352            83.61
Sep-06                                                     353            83.66
Oct-06                                                     354            83.43
Nov-06                                                     355            83.05
Aug-07                                                     352            90.00
Sep-07                                                     353            87.91
Oct-07                                                     354            82.29
Nov-07                                                     355            80.92
Sep-09                                                     353            80.00
Oct-09                                                     354            80.37
Nov-09                                                     355            80.00
Total:                                                     354            83.22
Non-Zero Weighted Average: 2006-10-30

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                                                                        41 of 46

14. Geographical Distribution

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Geographical                                           Mortgage         Cut-off Date           Cut-off Date         Interest
Distribution                                             Loans       Principal Balance       Principal Balance        Rate
California                                                 340            105,585,581                   32.08        6.546
New York                                                    90             27,019,344                    8.21        6.897
Florida                                                    136             23,578,838                    7.16        7.173
Illinois                                                   106             18,390,990                    5.59        7.220
Maryland                                                    82             16,654,039                    5.06        6.948
Georgia                                                     87             13,558,626                    4.12        7.203
New Jersey                                                  45             11,245,337                    3.42        7.281
Massachusetts                                               39             10,251,160                    3.11        6.844
Texas                                                       57              8,672,832                    2.63        7.589
Minnesota                                                   45              8,230,324                    2.50        7.001
Virginia                                                    41              7,994,920                    2.43        7.160
Other                                                      506             77,987,670                   23.69        7.033
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Geographical                                             Term          Combined
Distribution                                           (months)      Original LTV
California                                                 354            81.62
New York                                                   354            83.85
Florida                                                    354            84.19
Illinois                                                   354            84.88
Maryland                                                   354            83.61
Georgia                                                    354            85.14
New Jersey                                                 354            83.81
Massachusetts                                              354            84.15
Texas                                                      354            86.21
Minnesota                                                  354            84.26
Virginia                                                   354            83.22
Other                                                      354            83.42
Total:                                                     354            83.22
Number of States Represented: 43

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15. Occupancy

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
                                                       Mortgage         Cut-off Date           Cut-off Date         Interest
Occupancy                                                Loans       Principal Balance       Principal Balance        Rate
Primary                                                  1,408            298,285,235                   90.62        6.854
Investment                                                 153             27,893,655                    8.47        7.487
Second Home                                                 13              2,990,771                    0.91        6.973
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
                                                         Term          Combined
Occupancy                                              (months)      Original LTV
Primary                                                    354            82.75
Investment                                                 354            88.32
Second Home                                                354            82.21
Total:                                                     354            83.22

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                                                                        42 of 46

16. Property Types

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Property                                               Mortgage         Cut-off Date           Cut-off Date         Interest
Types                                                    Loans       Principal Balance       Principal Balance        Rate
Single Family Residence                                  1,353            274,164,284                   83.29        6.890
2-4 Family                                                 129             35,985,671                   10.93        6.975
Condo                                                       92             19,019,706                    5.78        7.043
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Property                                                 Term          Combined
Types                                                  (months)      Original LTV
Single Family Residence                                    354            83.03
2-4 Family                                                 354            84.73
Condo                                                      354            83.12
Total:                                                     354            83.22

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17. Loan Purpose

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Loan                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Purpose                                                  Loans       Principal Balance       Principal Balance        Rate
Purchase                                                 1,272            262,575,754                   79.77        6.928
Refinance - Cashout                                        301             66,325,322                   20.15        6.832
Refinance - Rate Term                                        1                268,585                    0.08        6.750
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Loan                                                     Term          Combined
Purpose                                                (months)      Original LTV
Purchase                                                   354            83.37
Refinance - Cashout                                        353            82.58
Refinance - Rate Term                                      354            90.00
Total:                                                     354            83.22

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                                                                        43 of 46

18. Documentation Level

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Documentation                                          Mortgage         Cut-off Date           Cut-off Date         Interest
Level                                                    Loans       Principal Balance       Principal Balance        Rate
Full Documentation                                       1,247            245,608,468                   74.61        6.801
Stated Documentation                                       310             79,005,103                   24.00        7.208
Easy Documentation                                          17              4,556,090                    1.38        7.499
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Documentation                                            Term          Combined
Level                                                  (months)      Original LTV
Full Documentation                                         354            84.27
Stated Documentation                                       354            79.66
Easy Documentation                                         355            88.30
Total:                                                     354            83.22

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19. Original Prepayment Penalty Term (months)

                                                                                               % of Mortgage        Weighted
Original                                                                                       Loan Pool by         Average
Prepayment                                             Number of         Aggregate               Aggregate           Gross
Penalty                                                Mortgage         Cut-off Date           Cut-off Date         Interest
Term (months)                                            Loans       Principal Balance       Principal Balance        Rate
0                                                          267             49,514,119                   15.04        7.238
12                                                         197             47,022,746                   14.29        7.036
24                                                       1,017            215,266,832                   65.40        6.822
36                                                          93             17,365,964                    5.28        6.699
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
Original                                                Average        Weighted
Prepayment                                             Remaining       Average
Penalty                                                  Term          Combined
Term (months)                                          (months)      Original LTV
0                                                          354            84.05
12                                                         354            83.19
24                                                         354            83.09
36                                                         353            82.59
Total:                                                     354            83.22
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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                                                                        44 of 46

20. Lien Position

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
Lien                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Position                                                 Loans       Principal Balance       Principal Balance        Rate
1st Lien                                                 1,574            329,169,661                  100.00        6.908
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
Lien                                                     Term          Combined
Position                                               (months)      Original LTV
1st Lien                                                   354            83.22
Total:                                                     354            83.22

Top



21. FICO Score

                                                                                               % of Mortgage        Weighted
                                                                                               Loan Pool by         Average
                                                       Number of         Aggregate               Aggregate           Gross
FICO                                                   Mortgage         Cut-off Date           Cut-off Date         Interest
Score                                                    Loans       Principal Balance       Principal Balance        Rate
501 - 520                                                    9              1,220,891                    0.37        8.797
521 - 540                                                   18              2,718,031                    0.83        7.795
541 - 560                                                   92             18,343,356                    5.57        7.559
561 - 580                                                  146             28,203,659                    8.57        7.436
581 - 600                                                  302             56,530,981                   17.17        6.985
601 - 620                                                  270             54,956,793                   16.70        6.839
621 - 640                                                  234             51,273,887                   15.58        6.808
641 - 660                                                  169             38,812,603                   11.79        6.816
661 - 680                                                  131             28,919,975                    8.79        6.751
681 - 700                                                   81             19,012,014                    5.78        6.624
701 - 720                                                   52             11,827,941                    3.59        6.530
721 - 740                                                   30              7,101,843                    2.16        6.331
741 - 760                                                   24              5,709,841                    1.73        6.600
761 - 780                                                   13              3,802,846                    1.16        6.167
781 - 800                                                    3                735,001                    0.22        6.649
Total:                                                   1,574            329,169,661                  100.00        6.908

                                                       Weighted
                                                        Average        Weighted
                                                       Remaining       Average
FICO                                                     Term          Combined
Score                                                  (months)      Original LTV
501 - 520                                                  354            74.99
521 - 540                                                  354            77.87
541 - 560                                                  354            88.80
561 - 580                                                  354            86.94
581 - 600                                                  354            83.41
601 - 620                                                  354            83.56
621 - 640                                                  354            82.06
641 - 660                                                  354            81.95
661 - 680                                                  354            81.54
681 - 700                                                  354            81.47
701 - 720                                                  350            82.64
721 - 740                                                  354            82.51
741 - 760                                                  354            82.53
761 - 780                                                  354            81.37
781 - 800                                                  354            84.47
Total:                                                     354            83.22
Minimum: 501
Maximum: 784
Weighted Average: 628


                                                                        45 of 46

Top



BARCLAYS CAPITAL






The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


                                                                        46 of 46

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

All average are wtg averages.

---------------------------------------------------------------------------------------------------------
                                     Originator/       Originator/         Originator/
                                     Source 1          Source 2            Source 3            Aggregate
---------------------------------------------------------------------------------------------------------
FICO avg                                  610
---------------------------------------------------------------------------------------------------------
FICO stdev                              56.77
---------------------------------------------------------------------------------------------------------
FICO < 500 %                             0.00
---------------------------------------------------------------------------------------------------------
FICO < 560 %                            21.57
---------------------------------------------------------------------------------------------------------
10th Percentile FICO                      534
---------------------------------------------------------------------------------------------------------
90th Percentile FICO                      683
---------------------------------------------------------------------------------------------------------
CLTV avg                                81.09
---------------------------------------------------------------------------------------------------------
CLTV >80%                               39.41
---------------------------------------------------------------------------------------------------------
SS CLTV Avg                             86.55
---------------------------------------------------------------------------------------------------------
10th Percentile CLTV                    70.00
---------------------------------------------------------------------------------------------------------
90th Percentile CLTV                   100.00
---------------------------------------------------------------------------------------------------------
Full Doc %                              68.02
---------------------------------------------------------------------------------------------------------
Loan Bal avg                       190,006.16
---------------------------------------------------------------------------------------------------------
DTI Avg                                 41.89
---------------------------------------------------------------------------------------------------------
DTI >45%                                43.75
---------------------------------------------------------------------------------------------------------
Purch %                                 47.03
---------------------------------------------------------------------------------------------------------
Cash Out %                              52.65
---------------------------------------------------------------------------------------------------------
Fxd %                                   11.62
---------------------------------------------------------------------------------------------------------
3 yr ARM >= %                            5.04
---------------------------------------------------------------------------------------------------------
WAC avg                                 7.276
---------------------------------------------------------------------------------------------------------
WAC stdev                                1.78
---------------------------------------------------------------------------------------------------------
1st Lien %                              96.95
---------------------------------------------------------------------------------------------------------
MI %                                     0.00
---------------------------------------------------------------------------------------------------------
CA %                                    31.06
---------------------------------------------------------------------------------------------------------
Sng Fam %                               84.22
---------------------------------------------------------------------------------------------------------
Invt Prop %                              7.37
---------------------------------------------------------------------------------------------------------
MH %                                     0.00
---------------------------------------------------------------------------------------------------------
IO %                                    10.27
---------------------------------------------------------------------------------------------------------
2yr IO%                                  9.78
---------------------------------------------------------------------------------------------------------
IO non-Full Doc %                        1.35
---------------------------------------------------------------------------------------------------------
2-4 Fam %                               11.28
---------------------------------------------------------------------------------------------------------
Prim Occ %                              91.32
---------------------------------------------------------------------------------------------------------
<$100K Bal %                             7.47
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Originator/ Source      WA LTV        WA CLTV       WA SS CLTV       FICO        WAC        % Bal.     Purch %     Invt Prop %
--------------------------------------------------------------------------------------------------------------------------------
Name 1                  78.60          81.09           86.55          610       7.276       100.00      47.03         7.37
--------------------------------------------------------------------------------------------------------------------------------
Name 2
--------------------------------------------------------------------------------------------------------------------------------
Name 3
--------------------------------------------------------------------------------------------------------------------------------
Name 4
--------------------------------------------------------------------------------------------------------------------------------
Total:                  78.60          81.09           86.55          610       7.276       100.00      47.03         7.37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Originator/ Source    1st Lien %    % with S.2nds      CA%      Full Doc %     IO%         DTI         DTI% > 45       % with MI
--------------------------------------------------------------------------------------------------------------------------------
Name 1                   96.95          37.69         31.06       68.02       10.27       41.89          43.75            0.00
--------------------------------------------------------------------------------------------------------------------------------
Name 2
--------------------------------------------------------------------------------------------------------------------------------
Name 3
--------------------------------------------------------------------------------------------------------------------------------
Name 4
--------------------------------------------------------------------------------------------------------------------------------
Total:                   96.95          37.69         31.06       68.02       10.27       41.89          43.75            0.00
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Documentation           WALTV         WACLTV        WA SS CLTV      WAFICO       WAC         % Bal.    Purch %     Invt Prop %
--------------------------------------------------------------------------------------------------------------------------------
Full                    79.59          82.17           87.65          603       7.129        68.02      45.01         8.98
--------------------------------------------------------------------------------------------------------------------------------
Non-Full                76.48          78.78           84.22          624       7.588        31.98      51.33         3.94
--------------------------------------------------------------------------------------------------------------------------------
Total                   78.60          81.09           86.55          610       7.276       100.00      47.03         7.37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Documentation        1st Lien %     % with S.2nds       CA%       Full Doc %       IO%        DTI      DTI% > 45    % with MI
--------------------------------------------------------------------------------------------------------------------------------
Full                   96.87            41.35          29.62        100.00        13.11      41.73       43.27         0.00
--------------------------------------------------------------------------------------------------------------------------------
Non-Full               97.13            29.92          34.13          0.00         4.23      42.23       44.77         0.00
--------------------------------------------------------------------------------------------------------------------------------
Total                  96.95            37.69          31.06         68.02        10.27      41.89       43.75         0.00
--------------------------------------------------------------------------------------------------------------------------------


Interest Only           WALTV       WACLTV    WA SS CLTV    WAFICO     WAC       % Bal.    Purch %   Invt Prop %   1st Lien %
--------------------------------------------------------------------------------------------------------------------------------
2-yr IO                 82.68        82.68        94.22       629     6.449       9.78      69.78       0.00         100.00
--------------------------------------------------------------------------------------------------------------------------------
Other IO                81.03        81.03        96.24       646     6.367       0.48      78.46       0.00         100.00
--------------------------------------------------------------------------------------------------------------------------------
Non-IO                  78.14        80.91        85.66       607     7.371      89.73      44.38       8.21          96.61
--------------------------------------------------------------------------------------------------------------------------------
Total                   78.60        81.09        86.55       610     7.276     100.00      47.03       7.37          96.95
--------------------------------------------------------------------------------------------------------------------------------

Interest Only        % with S.2nds         CA%         Full Doc %        IO%              DTI           DTI% > 45      % with MI
--------------------------------------------------------------------------------------------------------------------------------
2-yr IO                  67.01            58.59          87.33         100.00            38.72             6.02             0.00
--------------------------------------------------------------------------------------------------------------------------------
Other IO                 83.07            62.20          76.69         100.00            35.50             0.00             0.00
--------------------------------------------------------------------------------------------------------------------------------
Non-IO                   34.25            27.89          65.87           0.00            42.27            48.10             0.00
--------------------------------------------------------------------------------------------------------------------------------
Total                    37.69            31.06          68.02          10.27            41.89            43.75             0.00
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
FICO              WALTV    WACLTV   WA SS CLTV   WAFICO     WAC     % Bal.  Purch %  Invt Prop %  1st Lien %   % with S.2nds
-----------------------------------------------------------------------------------------------------------------------------
0-499
-----------------------------------------------------------------------------------------------------------------------------
500-559           74.98     75.20      76.08       535     8.010    21.57    15.51      4.26         99.76         11.14
-----------------------------------------------------------------------------------------------------------------------------
560-599           79.08     80.62      85.38       582     7.261    23.35    44.13      5.78         98.15         40.71
-----------------------------------------------------------------------------------------------------------------------------
600-639           79.03     82.33      89.48       618     7.029    26.75    51.84      8.25         95.97         46.23
-----------------------------------------------------------------------------------------------------------------------------
640-679           79.49     84.13      92.13       658     7.017    16.31    61.83      8.28         94.27         47.13
-----------------------------------------------------------------------------------------------------------------------------
680>=             81.98     85.67      93.56       715     6.885    12.02    78.42     12.84         95.46         47.69
-----------------------------------------------------------------------------------------------------------------------------
Total             78.60     81.09      86.55       610     7.276   100.00    47.03      7.37         96.95         37.69
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FICO               CA%         Full Doc %          IO%              DTI           DTI% > 45        % with MI
-----------------------------------------------------------------------------------------------------------
0-499
-----------------------------------------------------------------------------------------------------------
500-559           27.42          69.53             0.18            43.27            49.64             0.00
-----------------------------------------------------------------------------------------------------------
560-599           31.17          78.54            10.72            41.26            42.52             0.00
-----------------------------------------------------------------------------------------------------------
600-639           32.33          75.53            16.56            41.33            41.38             0.00
-----------------------------------------------------------------------------------------------------------
640-679           33.95          53.37            11.42            41.57            41.64             0.00
-----------------------------------------------------------------------------------------------------------
680>=             30.62          48.03            11.91            42.32            43.73             0.00
-----------------------------------------------------------------------------------------------------------
Total             31.06          68.02            10.27            41.89            43.75             0.00
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Low Balance       WALTV    WACLTV   WA SS CLTV   WAFICO     WAC     % Bal.  Purch %  Invt Prop %  1st Lien %   % with S.2nds
-----------------------------------------------------------------------------------------------------------------------------
<80,000           44.77     89.71      92.20       614     9.782     4.05    68.73     12.11         45.39         15.43
-----------------------------------------------------------------------------------------------------------------------------
80,000-100,000    75.20     81.18      86.32       599     8.079     3.42    50.17     12.91         92.53         36.73
-----------------------------------------------------------------------------------------------------------------------------
100,000>=         80.20     80.71      86.32       610     7.136    92.53    45.96      6.95         99.37         38.70
-----------------------------------------------------------------------------------------------------------------------------
Total             78.60     81.09      86.55       610     7.276   100.00    47.03      7.37         96.95         37.69
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Low Balance           CA%         Full Doc %          IO%              DTI           DTI% > 45        % with MI
--------------------------------------------------------------------------------------------------------------
<80,000              13.98          78.75             0.00            40.98            39.55             0.00
--------------------------------------------------------------------------------------------------------------
80,000-100,000        8.40          73.46             2.19            41.22            41.34             0.00
--------------------------------------------------------------------------------------------------------------
100,000>=            32.65          67.35            11.01            41.95            44.03             0.00
--------------------------------------------------------------------------------------------------------------
Total                31.06          68.02            10.27            41.89            43.75             0.00
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Lien Position     WALTV    WACLTV   WA SS CLTV   WAFICO     WAC     % Bal.  Purch %  Invt Prop %  1st Lien %   % with S.2nds
------------------------------------------------------------------------------------------------------------------------------
1st Lien          80.52     80.52      86.16       609     7.167    96.95    45.81      7.49        100.00         38.88
------------------------------------------------------------------------------------------------------------------------------
2nd Lien          17.36     99.02      99.02       642    10.733     3.05    85.71      3.35          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------
Total             78.60     81.09      86.55       610     7.276   100.00    47.03      7.37         96.95         37.69
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Lien Position      CA%        Full Doc %           IO%              DTI           DTI% > 45        % with MI
-----------------------------------------------------------------------------------------------------------
1st Lien          31.00          67.96            10.59            41.88            43.78             0.00
-----------------------------------------------------------------------------------------------------------
2nd Lien          33.01          69.83             0.00            42.08            43.02             0.00
-----------------------------------------------------------------------------------------------------------
Total             31.06          68.02            10.27            41.89            43.75             0.00
-----------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

             -----------------------------------------------------------------------------------------------------------------------
                        Joint Density
                              FICO
LTV                     800<=          780 - 799       760 - 779        740 - 759        720 - 739        700 - 719        680 - 699
             -----------------------------------------------------------------------------------------------------------------------
    0.00 - 5            0.00%            0.00%            0.00%            0.01%            0.01%            0.01%            0.01%
   5.01 - 10            0.00%            0.00%            0.00%            0.00%            0.01%            0.01%            0.00%
  10.01 - 15            0.00%            0.00%            0.00%            0.00%            0.01%            0.00%            0.03%
  15.01 - 20            0.00%            0.00%            0.03%            0.08%            0.07%            0.08%            0.19%
  20.01 - 25            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  25.01 - 30            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  30.01 - 35            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  35.01 - 40            0.00%            0.00%            0.00%            0.00%            0.00%            0.01%            0.06%
  40.01 - 45            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  45.01 - 50            0.00%            0.00%            0.00%            0.00%            0.02%            0.02%            0.02%
  50.01 - 55            0.00%            0.02%            0.00%            0.00%            0.05%            0.00%            0.00%
  55.01 - 60            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  60.01 - 65            0.00%            0.00%            0.00%            0.00%            0.02%            0.00%            0.02%
  65.01 - 70            0.00%            0.00%            0.00%            0.00%            0.02%            0.05%            0.00%
  70.01 - 75            0.00%            0.02%            0.00%            0.03%            0.00%            0.08%            0.19%
  75.01 - 80            0.00%            0.06%            0.43%            0.51%            0.94%            1.24%            2.23%
  80.01 - 85            0.00%            0.00%            0.04%            0.00%            0.03%            0.14%            0.33%
  85.01 - 90            0.00%            0.18%            0.13%            0.40%            0.39%            0.74%            1.04%
  90.01 - 95            0.00%            0.00%            0.09%            0.07%            0.09%            0.10%            0.01%
 95.01 - 100            0.00%            0.07%            0.15%            0.23%            0.19%            0.54%            0.48%
             -----------------------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------
LTV                   660 - 679        640 - 659        620 - 639        600 - 619        580 - 599        560 - 579
             --------------------------------------------------------------------------------------------------------
    0.00 - 5            0.02%            0.02%            0.04%            0.04%            0.05%             0.07%
   5.01 - 10            0.02%            0.02%            0.04%            0.06%            0.03%             0.00%
  10.01 - 15            0.02%            0.06%            0.04%            0.02%            0.02%             0.00%
  15.01 - 20            0.36%            0.42%            0.39%            0.45%            0.27%             0.01%
  20.01 - 25            0.00%            0.00%            0.00%            0.03%            0.00%             0.00%
  25.01 - 30            0.02%            0.00%            0.00%            0.00%            0.01%             0.02%
  30.01 - 35            0.00%            0.02%            0.00%            0.00%            0.07%             0.00%
  35.01 - 40            0.00%            0.00%            0.03%            0.06%            0.04%             0.05%
  40.01 - 45            0.11%            0.01%            0.00%            0.04%            0.02%             0.02%
  45.01 - 50            0.00%            0.00%            0.16%            0.17%            0.11%             0.02%
  50.01 - 55            0.00%            0.08%            0.06%            0.18%            0.29%             0.21%
  55.01 - 60            0.02%            0.05%            0.01%            0.18%            0.25%             0.32%
  60.01 - 65            0.00%            0.18%            0.03%            0.59%            0.44%             0.46%
  65.01 - 70            0.04%            0.15%            0.21%            0.46%            0.63%             0.47%
  70.01 - 75            0.23%            0.18%            0.47%            0.76%            0.84%             0.66%
  75.01 - 80            3.29%            4.44%            6.01%            5.93%            5.94%             2.25%
  80.01 - 85            0.54%            0.57%            0.85%            1.59%            1.23%             1.10%
  85.01 - 90            1.65%            2.60%            3.16%            3.59%            3.67%             3.46%
  90.01 - 95            0.26%            0.28%            0.30%            0.22%            0.34%             0.00%
 95.01 - 100            0.25%            0.40%            0.14%            0.48%            0.00%             0.00%
             --------------------------------------------------------------------------------------------------------

             -------------------------------------------------
LTV              540 - 559           520 - 539        500 - 519
             -------------------------------------------------
    0.00 - 5          0.05%            0.00%            0.00%
   5.01 - 10          0.00%            0.00%            0.00%
  10.01 - 15          0.00%            0.00%            0.00%
  15.01 - 20          0.00%            0.00%            0.00%
  20.01 - 25          0.00%            0.00%            0.00%
  25.01 - 30          0.00%            0.02%            0.00%
  30.01 - 35          0.00%            0.00%            0.01%
  35.01 - 40          0.10%            0.06%            0.01%
  40.01 - 45          0.07%            0.10%            0.02%
  45.01 - 50          0.18%            0.01%            0.02%
  50.01 - 55          0.28%            0.15%            0.16%
  55.01 - 60          0.26%            0.33%            0.15%
  60.01 - 65          0.64%            0.62%            0.46%
  65.01 - 70          0.65%            1.01%            0.77%
  70.01 - 75          1.26%            1.30%            1.44%
  75.01 - 80          3.05%            2.34%            1.80%
  80.01 - 85          0.93%            0.69%            0.23%
  85.01 - 90          2.41%            0.00%            0.00%
  90.01 - 95          0.00%            0.00%            0.00%
 95.01 - 100          0.00%            0.00%            0.00%
             -------------------------------------------------
                                                                 100%
                                        The Matrix should sum to 100%

             -----------------------------------------------------------------------------------------------------------------------
                               FICO
CLTV                    800<=          780 - 799        760 - 779       740 - 759        720 - 739        700 - 719        680 - 699
             -----------------------------------------------------------------------------------------------------------------------
   5.01 - 10            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  10.01 - 15            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  15.01 - 20            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  20.01 - 25            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  25.01 - 30            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  30.01 - 35            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  35.01 - 40            0.00%            0.00%            0.00%            0.00%            0.00%            0.01%            0.06%
  40.01 - 45            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  45.01 - 50            0.00%            0.00%            0.00%            0.00%            0.02%            0.02%            0.02%
  50.01 - 55            0.00%            0.02%            0.00%            0.00%            0.05%            0.00%            0.00%
  55.01 - 60            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%            0.00%
  60.01 - 65            0.00%            0.00%            0.00%            0.00%            0.02%            0.00%            0.02%
  65.01 - 70            0.00%            0.00%            0.00%            0.00%            0.02%            0.05%            0.00%
  70.01 - 75            0.00%            0.02%            0.00%            0.03%            0.00%            0.08%            0.19%
  75.01 - 80            0.00%            0.06%            0.43%            0.51%            0.94%            1.24%            2.23%
  80.01 - 85            0.00%            0.00%            0.04%            0.00%            0.03%            0.14%            0.33%
  85.01 - 90            0.00%            0.18%            0.13%            0.40%            0.39%            0.74%            1.04%
  90.01 - 95            0.00%            0.00%            0.09%            0.08%            0.11%            0.11%            0.05%
 95.01 - 100            0.00%            0.07%            0.18%            0.30%            0.27%            0.62%            0.68%
             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------
CLTV                 660 - 679        640 - 659        620 - 639        600 - 619        580 - 599        560 - 579        540 - 559
             -----------------------------------------------------------------------------------------------------------------------
   5.01 - 10            0.00%            0.00%            0.00%            0.00%            0.00%           0.00%             0.00%
  10.01 - 15            0.00%            0.00%            0.00%            0.00%            0.00%           0.00%             0.00%
  15.01 - 20            0.00%            0.00%            0.00%            0.00%            0.01%           0.00%             0.00%
  20.01 - 25            0.00%            0.00%            0.00%            0.03%            0.00%           0.00%             0.00%
  25.01 - 30            0.02%            0.00%            0.00%            0.00%            0.01%           0.02%             0.00%
  30.01 - 35            0.00%            0.02%            0.00%            0.00%            0.07%           0.00%             0.00%
  35.01 - 40            0.00%            0.00%            0.03%            0.06%            0.04%           0.05%             0.10%
  40.01 - 45            0.11%            0.01%            0.00%            0.04%            0.02%           0.02%             0.07%
  45.01 - 50            0.00%            0.00%            0.16%            0.17%            0.11%           0.02%             0.18%
  50.01 - 55            0.00%            0.08%            0.06%            0.18%            0.29%           0.21%             0.28%
  55.01 - 60            0.02%            0.05%            0.01%            0.18%            0.25%           0.32%             0.26%
  60.01 - 65            0.00%            0.18%            0.03%            0.59%            0.44%           0.46%             0.64%
  65.01 - 70            0.04%            0.15%            0.21%            0.46%            0.63%           0.47%             0.65%
  70.01 - 75            0.23%            0.18%            0.47%            0.76%            0.84%           0.66%             1.26%
  75.01 - 80            3.29%            4.44%            6.01%            5.93%            5.94%           2.25%             3.05%
  80.01 - 85            0.54%            0.57%            0.85%            1.59%            1.23%           1.10%             0.93%
  85.01 - 90            1.66%            2.60%            3.16%            3.59%            3.68%           3.46%             2.42%
  90.01 - 95            0.30%            0.34%            0.36%            0.27%            0.39%           0.06%             0.05%
 95.01 - 100            0.63%            0.86%            0.58%            0.99%            0.30%           0.01%             0.00%
             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------
CLTV                  520 - 539        500 - 519
             -----------------------------------
   5.01 - 10          0.00%            0.00%
  10.01 - 15          0.00%            0.00%
  15.01 - 20          0.00%            0.00%
  20.01 - 25          0.00%            0.00%
  25.01 - 30          0.02%            0.00%
  30.01 - 35          0.00%            0.01%
  35.01 - 40          0.06%            0.01%
  40.01 - 45          0.10%            0.02%
  45.01 - 50          0.01%            0.02%
  50.01 - 55          0.15%            0.16%
  55.01 - 60          0.33%            0.15%
  60.01 - 65          0.62%            0.46%
  65.01 - 70          1.01%            0.77%
  70.01 - 75          1.30%            1.44%
  75.01 - 80          2.34%            1.80%
  80.01 - 85          0.69%            0.23%
  85.01 - 90          0.00%            0.00%
  90.01 - 95          0.00%            0.00%
 95.01 - 100          0.00%            0.00%
             -----------------------------------
                                                 100%
                        The Matrix should sum to 100%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Deal                                                               SABR2005-FR1
-------------------------------------------------------------------------------
 Date
 Deal Size                                                          873,268,316
Other DEAL INFO
Lead                                                           Barclays Capital
Originator[s]                                                           Fremont
Servicer[s]                                                               Saxon
Raters                                                         Moodys/S&P/Fitch
POOL SUMMARY DATA
Agency Conforming                                                         30.47
Non Conforming                                                            69.53
Prefunding (if any)
No of Loans                                                               4,596
Average Loan Size                                                      $190,006
WAC                                                                       7.276
WA LTV                                                                    81.09
% First Lien                                                              96.95
% Owner Occ                                                               91.32
% Purchase                                                                47.03
% Cash out                                                                52.65
% Full Doc                                                                68.02
% Reduced/Limited Doc                                                      0.00
% Stated Income                                                           29.76
% No docs                                                                  0.00
WA FICO                                                                     610
FICO Range                                                            500 - 798
Mortgage Indices
Floating Rate Mortgages                                                   88.38
Fixed Rate                                                                11.62
2/28 Float                                                                83.34
3/27 Float                                                                 3.00
5/25 Float                                                                 2.04
IO Mortgages                                                              10.27
LOAN SIZE
Loans < 100k                                                               7.47
Loans < 75k                                                                3.36
Loans > 350k                                                              32.32
Loans > 500k                                                               9.19
Loans > 750k                                                               1.31
Income Strats
Average DTI                                                               41.89
DTI 40-45%                                                                22.57
DTI 45-50%                                                                29.57
DTI 50-55%                                                                14.15
DTI > 55%                                                                  0.03

GEOGRAPHIC
California                                                                31.06
North California                                                          11.96
South California                                                          19.10
Florida                                                                    7.25
Illinois                                                                   5.81
Michigan                                                                   1.41
Texas                                                                      1.47
Colorado                                                                   1.33
New York                                                                  12.72
New Jersey                                                                 7.73
Virginia                                                                   2.68
Washington                                                                 1.35
Mass                                                                       3.23
Property Type
Single Prop                                                               84.22
PUD                                                                           -
2-4 Family                                                                11.28
Condo                                                                      4.50
MH                                                                         0.00
FICO
Fico < 600                                                                44.92
Fico < 580                                                                30.68
Fico < 560                                                                21.57
Below 520                                                                  5.05
521 - 540                                                                  6.66
541 - 560                                                                  9.99
561 - 580                                                                  9.43
581 - 600                                                                 14.34
601- 620                                                                  15.04
621 - 640                                                                 11.16
641 - 660                                                                  9.47
661 - 680                                                                  6.94
681 - 700                                                                  4.39
701-720                                                                    3.08
721 - 740                                                                  1.57
Above 740                                                                  2.51

LTV
<=50                                                                       1.73
50.01-55                                                                   1.47
55.01-60                                                                   1.57
60.01-65                                                                   3.45
65.01-70                                                                   4.46
70.01-75                                                                   7.46
75.01-80                                                                  40.46
80.01-85                                                                   8.27
85.01-90                                                                  23.46
90.01-95                                                                   2.20
95.01-100                                                                  5.48
> 100%                                                                     0.00
> 80%                                                                     39.41
> 90%                                                                      7.68

Average Seasoning                                                             6
% > 3 months                                                             100.00
mortgage insurance if any                                                  0.00
MI providers                                                                N/A
DELINQUENCIES
30 day past and up                                                         0.94

 Winchester Capital - HEL / Resi B&C - Stratification Tables

1. FICO
2. LTV
3. DTI
4. Occupancy Type
5. WAC
6. IO Type
7. Loan Documentation Type
8. Others
9. Credit Grades
10. Top 10 Cities

1. FICO

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
FICO           Loan Count   $ Avge Loan Amount   % of Pool       Agg $ Balance        WAC     520 and below     521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
520 & Below           251           188,595.41        5.42       47,337,447.22      8.460            100.00        0.00       0.00
521 - 540             316           183,971.93        6.66       58,135,129.67      8.178              0.00      100.00       0.00
541 - 560             456           191,245.12        9.99       87,207,772.72      7.613              0.00        0.00     100.00
561 - 580             455           180,973.78        9.43       82,343,067.83      7.479              0.00        0.00       0.00
581 >=              3,118           191,868.15       68.51      598,244,898.92      7.017              0.00        0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:              4,596           190,006.16      100.00      873,268,316.36      7.276              5.42        6.66       9.99

-----------------------------------------------------------------------------------------------------------------------------
                                                 Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------
                         FICO                                                LTV
-----------------------------------------------------------------------------------------------------------------------------
FICO           561-580    581 and above     85% LTV & below     LTV 85.01-90    LTV 90.01-95   LTV 95.01-100     LTV 100.01+
-----------------------------------------------------------------------------------------------------------------------------
520 & Below       0.00             0.00              100.00             0.00            0.00            0.00            0.00
521 - 540         0.00             0.00              100.00             0.00            0.00            0.00            0.00
541 - 560         0.00             0.00               73.76            25.76            0.47            0.01            0.00
561 - 580       100.00             0.00               60.80            37.67            1.19            0.34            0.00
581 >=            0.00           100.00               63.76            25.30            2.98            7.96            0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:            9.43            68.51               68.86            23.46            2.20            5.48            0.00



2. LTV

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
LTV            Loan Count   $ Avge Loan Amount   % of Pool       Agg $ Balance        WAC     520 and below     521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
<= 80.00            2,428           217,932.23       60.59      529,139,449.27      7.163              8.57        9.63      10.84
80.01 - 85.00         313           230,634.69        8.27       72,188,659.08      7.043              2.78        9.93       9.67
85.01 - 90.00         965           212,273.48       23.46      204,843,909.84      7.098              0.00        0.00      10.97
90.01 - 95.00         312            61,530.61        2.20       19,197,549.70      8.167              0.00        0.00       2.12
95.01 - 100.00        578            82,869.81        5.48       47,898,748.47      9.268              0.00        0.00       0.02
----------------------------------------------------------------------------------------------------------------------------------
Total:              4,596           190,006.16      100.00      873,268,316.36      7.276              5.42        6.66       9.99

-----------------------------------------------------------------------------------------------------------------------------
                                                 Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------
                         FICO                                                LTV
-----------------------------------------------------------------------------------------------------------------------------
LTV            561-580    581 and above     85% LTV & below     LTV 85.01-90    LTV 90.01-95   LTV 95.01-100     LTV 100.01+
-----------------------------------------------------------------------------------------------------------------------------
<= 80.00          7.48            63.48              100.00             0.00            0.00            0.00            0.00
80.01 - 85.00    14.52            63.10              100.00             0.00            0.00            0.00            0.00
85.01 - 90.00    15.14            73.89                0.00           100.00            0.00            0.00            0.00
90.01 - 95.00     5.12            92.76                0.00             0.00          100.00            0.00            0.00
95.01 - 100.00    0.58            99.40                0.00             0.00            0.00          100.00            0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:            9.43            68.51               68.86            23.46            2.20            5.48            0.00


3. DTI

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
DTI            Loan Count   $ Avge Loan Amount   % of Pool       Agg $ Balance        WAC     520 and below     521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
<= 39.99            1,627           180,728.46       33.67      294,045,196.69      7.299              4.28        6.44       9.88
40.00 - 44.99        1004           196,351.27       22.57      197,136,678.97      7.191              4.50        5.42       8.74
45.00 - 49.99       1,358           190,173.78       29.57      258,255,996.03      7.309              3.38        4.78       9.47
50.00 - 54.99         603           204,888.36       14.15      123,547,678.88      7.284             13.89       13.10      13.27
55.00 >=                4            70,691.45        0.03          282,765.79      7.840             0.000       0.000     26.910
Total:              4,596           190,006.16      100.00      873,268,316.36      7.276              5.42        6.66       9.99

-----------------------------------------------------------------------------------------------------------------------------
                                                 Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------
                         FICO                                                LTV
-----------------------------------------------------------------------------------------------------------------------------
DTI            561-580    581 and above     85% LTV & below     LTV 85.01-90    LTV 90.01-95   LTV 95.01-100     LTV 100.01+
-----------------------------------------------------------------------------------------------------------------------------
<= 39.99         10.04            69.37               70.89            22.87            1.94            4.30            0.00
40.00 - 44.99     6.98            74.36               68.61            22.99            2.16            6.24            0.00
45.00 - 49.99     9.67            72.70               60.94            27.64            2.98            8.44            0.00
50.00 - 54.99    11.40            48.33               80.98            16.84            1.25            0.93            0.00
55.00 >=         0.000           73.090              63.050           31.900           0.000           5.060           0.000
Total:            9.43            68.51               68.86            23.46            2.20            5.48            0.00


4. Occupancy Type

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type        Loan Count   $ Avge Loan Amount   % of Pool     Agg $ Balance      WAC   520 and below    521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
Primary                    4,095           194,734.88       91.32    797,439,338.74    7.251            5.64       6.96      10.26
Non-Owner Occupied           501           151,355.24        8.68     75,828,977.62    7.533            3.13       3.43       7.07
----------------------------------------------------------------------------------------------------------------------------------
Total:                     4,596           190,006.16      100.00    873,268,316.36    7.276            5.42       6.66       9.99

----------------------------------------------------------------------------------------------------------------------------------
                                                      Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                               FICO                                                LTV
----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type       561-580   581 and above   85% LTV & below    LTV 85.01-90    LTV 90.01-95   LTV 95.01-100   LTV 100.01+
----------------------------------------------------------------------------------------------------------------------------------
Primary                 9.51           67.63             71.02           20.77            2.20            6.01          0.00
Non-Owner Occupied      8.61           77.77             46.09           51.72            2.18            0.01          0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                  9.43           68.51             68.86           23.46            2.20            5.48          0.00


5. WAC

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
WAC                   Loan Count   $ Avge Loan Amount   % of Pool     Agg $ Balance      WAC   520 and below    521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
<= 6.999                   1,607           265,722.64       48.90    427,016,279.89    6.391            0.57       1.67       5.63
7.000 - 7.999              1,310           208,767.99       31.32    273,486,063.58    7.506            5.89       8.81      14.61
8.000 - 8.999                727           155,622.39       12.96    113,137,477.73     8.48           15.20      15.89      15.63
9.000 - 9.999                269           112,763.35        3.47     30,333,341.35    9.435           28.90      16.49      11.65
10.000 - 10.999              185            77,520.98        1.64     14,341,382.10    10.54           16.11      14.30       9.48
11.000 >=                    498            30,027.65        1.71     14,953,771.71     11.7            3.35      12.75       4.25
----------------------------------------------------------------------------------------------------------------------------------
Total:                     4,596           190,006.16      100.00    873,268,316.36    7.276            5.42       6.66       9.99

----------------------------------------------------------------------------------------------------------------------------------
                                                      Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                               FICO                                                LTV
----------------------------------------------------------------------------------------------------------------------------------
WAC                   561-580   581 and above   85% LTV & below    LTV 85.01-90    LTV 90.01-95   LTV 95.01-100   LTV 100.01+
----------------------------------------------------------------------------------------------------------------------------------
<= 6.999                 6.46           85.67             73.73           24.10            1.48            0.69          0.00
7.000 - 7.999           13.00           57.69             65.24           28.87            2.21            3.67          0.00
8.000 - 8.999           13.18           40.10             68.09           18.66            2.56           10.70          0.00
9.000 - 9.999           10.00           32.96             68.74            5.24            2.69           23.34          0.00
10.000 - 10.999          4.04           56.08             51.97            0.96            2.93           44.13          0.00
11.000 >=                4.54           75.12             18.11            0.76           18.15           62.98          0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   9.43           68.51             68.86           23.46            2.20            5.48          0.00


6. IO Type

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
IO Type               Loan Count   $ Avge Loan Amount   % of Pool     Agg $ Balance      WAC   520 and below    521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
None                       4,291           182,620.03       89.73    783,622,527.98    7.371            6.04       7.42      11.09
2 Year IO                    292           292,614.55        9.78     85,443,449.89    6.449            0.00       0.00       0.00
3 Year IO                     13           323,256.81        0.48      4,202,338.49    6.367            0.00       0.00       7.85
5 Year IO
Total:                     4,596           190,006.16      100.00    873,268,316.36    7.276            5.42       6.66       9.99

----------------------------------------------------------------------------------------------------------------------------------
                                                      Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                               FICO                                                LTV
----------------------------------------------------------------------------------------------------------------------------------
IO Type               561-580   581 and above   85% LTV & below    LTV 85.01-90    LTV 90.01-95   LTV 95.01-100   LTV 100.01+
----------------------------------------------------------------------------------------------------------------------------------
None                    10.28           65.17             68.23           23.42            2.38            5.96          0.00
2 Year IO                2.07           97.93             73.48           24.53            0.61            1.39          0.00
3 Year IO                0.00           92.15             91.95            8.05            0.00            0.00          0.00
5 Year IO
----------------------------------------------------------------------------------------------------------------------------------
Total:                   9.43           68.51             68.86           23.46            2.20            5.48          0.00


7. DocType

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
DocType               Loan Count   $ Avge Loan Amount   % of Pool     Agg $ Balance      WAC   520 and below    521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
Full                       3,416           173,880.91       68.02    593,977,187.90    7.129            6.09       6.13      10.41
Stated Documentation        1096           237,125.52       29.76    259,889,573.92    7.612            4.08       7.71       8.71
Easy                          84           230,970.89        2.22     19,401,554.54    7.271            2.89       8.71      14.04
No Documentation
----------------------------------------------------------------------------------------------------------------------------------
Total:                     4,596           190,006.16      100.00    873,268,316.36    7.276            5.42       6.66       9.99

----------------------------------------------------------------------------------------------------------------------------------
                                                      Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                               FICO                                                LTV
----------------------------------------------------------------------------------------------------------------------------------
WAC                   561-580   581 and above   85% LTV & below    LTV 85.01-90    LTV 90.01-95   LTV 95.01-100   LTV 100.01+
----------------------------------------------------------------------------------------------------------------------------------
Full                    10.34           67.03             63.16           30.55            2.22            4.06          0.00
Stated Documentation     6.99           72.51             82.49            6.08            2.28            9.15          0.00
Easy                    14.20           60.16             60.69           39.01            0.31            0.00          0.00
No Documentation
----------------------------------------------------------------------------------------------------------------------------------
Total:                   9.43           68.51             68.86           23.46            2.20            5.48          0.00


8. OTHERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
OTHERS                Loan Count   $ Avge Loan Amount   % of Pool     Agg $ Balance      WAC   520 and below    521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                     755            35,222.15        3.05     26,592,721.63    10.73            0.00       0.07       1.70
< 100K                     1,258            51,870.42        7.47     65,252,991.59     9.00            5.96       7.95       9.11
> 650K                        42           740,112.11        3.56     31,084,708.54     6.58            0.00       0.00       0.00

----------------------------------------------------------------------------------------------------------------------------------
                                                      Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                               FICO                                                LTV
----------------------------------------------------------------------------------------------------------------------------------
OTHERS                561-580   581 and above   85% LTV & below    LTV 85.01-90    LTV 90.01-95   LTV 95.01-100   LTV 100.01+
----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                 3.26           94.97              0.52            0.76           14.53           84.20          0.00
< 100K                  10.53           66.44             47.23           17.59            6.22           28.95          0.00
> 650K                   2.13           97.87             62.02           24.03            6.89            7.05          0.00

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Amount
----------------------------------------------------------------------------------------------------------------------------------
FICO           $50K and below     $50.01-75K     $75.01-100K     $100.01 - $600K        $600.01-750K       $750-900K       >$900K
----------------------------------------------------------------------------------------------------------------------------------
520 & Below              0.00           2.21            6.01               91.78                0.00            0.00         0.00
521 - 540                0.20           3.18            5.55               91.07                0.00            0.00         0.00
541 - 560                0.57           1.58            4.66               93.19                0.00            0.00         0.00
561 - 580                0.91           1.81            5.63               90.85                0.80            0.00         0.00
581 >=                   1.88           1.84            3.53               85.47                5.37            1.91         0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1.45           1.92            4.11               87.47                3.76            1.31         0.00

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                             Documentation                                          Interest Only                         DTI
----------------------------------------------------------------------------------------------------------------------------------
FICO           Full Doc      Stated Doc      Limited Doc         2yr IO         3yr IO         5yr IO    10yr IO       DTI > 45
----------------------------------------------------------------------------------------------------------------------------------
520 & Below       76.42           22.40             0.00           0.00           0.00           0.00       0.00          54.67
521 - 540         62.64           34.46             0.00           0.00           0.00           0.00       0.00          49.06
541 - 560         70.91           25.97             0.00           0.00           0.38           0.00       0.00          46.94
561 - 580         74.60           22.06             0.00           2.15           0.00           0.00       0.00          47.44
581 >=            66.55           31.50             0.00          13.99           0.65           0.00       0.00          41.40
----------------------------------------------------------------------------------------------------------------------------------
Total:            68.02           29.76             0.00           9.78           0.48           0.00       0.00          43.75

--------------------------------------------------------------------
               Percentage of Aggregate Collateral
--------------------------------------------------------------------
                         DTI                        Other Data
--------------------------------------------------------------------
FICO           DTI > 50       Wtd Avg DTI       Not Owner Occupied
--------------------------------------------------------------------
520 & Below       36.26             44.74                     5.01
521 - 540         27.48             43.02                     4.47
541 - 560         18.89             42.60                     6.15
561 - 580         16.65             41.90                     7.93
581 >=             9.92             41.45                     9.86
--------------------------------------------------------------------
Total:            14.05             41.89                     8.68


----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Amount
----------------------------------------------------------------------------------------------------------------------------------
LTV            $50K and below     $50.01-75K     $75.01-100K     $100.01 - $600K        $600.01-750K       $750-900K       >$900K
----------------------------------------------------------------------------------------------------------------------------------
<= 80.00                 0.06           1.41            3.73               90.64                2.78            1.39         0.00
80.01 - 85.00            0.26           1.02            3.36               89.71                5.65            0.00         0.00
85.01 - 90.00            0.10           0.99            4.51               89.52                2.91            1.97         0.00
90.01 - 95.00           15.23           2.27            3.65               64.48               14.37            0.00         0.00
95.01 - 100.00          18.85          12.70            7.89               49.45               11.10            0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1.45           1.92            4.11               87.47                3.76            1.31         0.00

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                             Documentation                                          Interest Only                         DTI
----------------------------------------------------------------------------------------------------------------------------------
LTV            Full Doc      Stated Doc      Limited Doc         2yr IO         3yr IO         5yr IO    10yr IO       DTI > 45
----------------------------------------------------------------------------------------------------------------------------------
<= 80.00          60.11           38.19             0.00          10.03           0.65           0.00       0.00          43.28
80.01 - 85.00     79.13           17.00             0.00          13.45           0.58           0.00       0.00          39.62
85.01 - 90.00     88.59            7.71             0.00          10.23           0.17           0.00       0.00          45.04
90.01 - 95.00     68.77           30.92             0.00           2.70           0.00           0.00       0.00          48.14
95.01 - 100.00    50.34           49.66             0.00           2.47           0.00           0.00       0.00          47.93
----------------------------------------------------------------------------------------------------------------------------------
Total:            68.02           29.76             0.00           9.78           0.48           0.00       0.00          43.75

--------------------------------------------------------------------
               Percentage of Aggregate Collateral
--------------------------------------------------------------------
                         DTI                        Other Data
--------------------------------------------------------------------
LTV            DTI > 50       Wtd Avg DTI       Not Owner Occupied
--------------------------------------------------------------------
<= 80.00          17.18             41.91                     5.11
80.01 - 85.00     12.03             41.68                    10.99
85.01 - 90.00     10.03             41.65                    19.15
90.01 - 95.00      7.97             42.25                     8.60
95.01 - 100.00     2.10             42.89                     0.02
--------------------------------------------------------------------
Total:            14.05             41.89                     8.68

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Amount
----------------------------------------------------------------------------------------------------------------------------------
DTI            $50K and below     $50.01-75K     $75.01-100K     $100.01 - $600K        $600.01-750K       $750-900K       >$900K
----------------------------------------------------------------------------------------------------------------------------------
<= 39.99                 1.57           2.23            4.77               84.73                4.74            1.95         0.00
40.00 - 44.99            1.45           1.87            3.63               87.69                4.53            0.83         0.00
45.00 - 49.99            1.78           1.79            3.77               87.54                3.57            1.56         0.00
50.00 - 54.99            0.45           1.51            3.87               93.59                0.57            0.00         0.00
55.00 >=                5.060          0.000          58.810              36.140               0.000           0.000        0.000
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1.45           1.92            4.11               87.47                3.76            1.31         0.00

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                             Documentation                                          Interest Only                         DTI
----------------------------------------------------------------------------------------------------------------------------------
DTI            Full Doc      Stated Doc      Limited Doc         2yr IO         3yr IO         5yr IO    10yr IO       DTI > 45
----------------------------------------------------------------------------------------------------------------------------------
<= 39.99          68.29           27.53             0.00          13.27           0.82           0.00       0.00           0.00
40.00 - 44.99     69.05           30.40             0.00          20.94           0.90           0.00       0.00           0.00
45.00 - 49.99     63.82           34.90             0.00           1.99           0.00           0.00       0.00         100.00
50.00 - 54.99     74.43           23.38             0.00           0.00           0.00           0.00       0.00         100.00
55.00 >=        100.000           0.000            0.000          0.000          0.000          0.000      0.000        100.000
----------------------------------------------------------------------------------------------------------------------------------
Total:            68.02           29.76             0.00           9.78           0.48           0.00       0.00          43.75

--------------------------------------------------------------------
               Percentage of Aggregate Collateral
--------------------------------------------------------------------
                         DTI                        Other Data
--------------------------------------------------------------------
DTI            DTI > 50       Wtd Avg DTI       Not Owner Occupied
--------------------------------------------------------------------
<= 39.99           0.00             31.64                    10.06
40.00 - 44.99      0.00             42.86                     7.80
45.00 - 49.99      0.00             47.79                     7.63
50.00 - 54.99     99.07             52.35                     8.89
55.00 >=        100.000            59.310                   58.810
--------------------------------------------------------------------
Total:            14.05             41.89                     8.68


----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                              Loan Amount                                            Documentation
----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type       $50K and below    $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K   Full Doc
----------------------------------------------------------------------------------------------------------------------------------
Primary                        1.45          1.81          3.81             87.65           3.95        1.32     0.00      66.88
Non-Owner Occupied             1.44          3.03          7.22             85.53           1.67        1.11     0.00      79.93
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1.45          1.92          4.11             87.47           3.76        1.31     0.00      68.02

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                            Documentation                          Interest Only                            DTI
----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type       Stated Doc    Limited Doc      2yr IO     3yr IO    5yr IO    10yr IO    DTI > 45    DTI > 50    Wtd Avg DTI
----------------------------------------------------------------------------------------------------------------------------------
Primary                   30.74           0.00       10.70       0.53      0.00       0.00       44.04       13.99          41.99
Non-Owner Occupied        19.49           0.00        0.14       0.00      0.00       0.00       40.70       14.70          40.84
----------------------------------------------------------------------------------------------------------------------------------
Total:                    29.76           0.00        9.78       0.48      0.00       0.00       43.75       14.05          41.89

----------------------------------------
   Percentage of Aggregate Collateral
----------------------------------------
                         Other Data
----------------------------------------
Occupancy Type       Not Owner Occupied
----------------------------------------
Primary                            0.00
Non-Owner Occupied               100.00
----------------------------------------
Total:                             8.68



----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                              Loan Amount                                            Documentation
----------------------------------------------------------------------------------------------------------------------------------
WAC                   $50K and below    $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K   Full Doc
----------------------------------------------------------------------------------------------------------------------------------
<= 6.999                        0.00          0.14          1.66             89.91           5.82        2.47     0.00      77.05
7.000 - 7.999                   0.02          0.76          4.16             92.99           1.76        0.31     0.00      61.13
8.000 - 8.999                   1.13          4.68          9.27             82.75           2.17        0.00     0.00      55.17
9.000 - 9.999                   5.23         11.77         12.68             68.03           2.30        0.00     0.00      55.44
10.000 - 10.999                16.13         16.58          9.77             57.53           0.00        0.00     0.00      65.04
11.000 >=                      49.53         18.81         11.03             20.63           0.00        0.00     0.00      61.55
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1.45          1.92          4.11             87.47           3.76        1.31     0.00      68.02

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                            Documentation                          Interest Only                            DTI
----------------------------------------------------------------------------------------------------------------------------------
WAC                  Stated Doc    Limited Doc      2yr IO     3yr IO    5yr IO    10yr IO    DTI > 45    DTI > 50    Wtd Avg DTI
----------------------------------------------------------------------------------------------------------------------------------
<= 6.999                   20.85           0.00       16.69       0.88      0.00       0.00       43.30       14.15          42.05
7.000 - 7.999              36.34           0.00        4.66       0.16      0.00       0.00       43.20       12.97          41.40
8.000 - 8.999              42.41           0.00        1.26       0.00      0.00       0.00       45.75       15.56          42.26
9.000 - 9.999              43.08           0.00        0.00       0.00      0.00       0.00       45.95       20.14          42.34
10.000 - 10.999            34.59           0.00        0.00       0.00      0.00       0.00       47.11       15.47          42.76
11.000 >=                  36.67           0.00        0.00       0.00      0.00       0.00       44.07        5.71          41.80
----------------------------------------------------------------------------------------------------------------------------------
Total:                     29.76           0.00        9.78       0.48      0.00       0.00       43.75       14.05          41.89

----------------------------------------
   Percentage of Aggregate Collateral
----------------------------------------
                         Other Data
----------------------------------------
WAC                   Not Owner Occupied
----------------------------------------
<= 6.999                            5.58
7.000 - 7.999                      12.02
8.000 - 8.999                      12.84
9.000 - 9.999                       9.19
10.000 - 10.999                     5.79
11.000 >=                           6.38
----------------------------------------
Total:                              8.68


----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                              Loan Amount                                            Documentation
----------------------------------------------------------------------------------------------------------------------------------
IO Type               $50K and below    $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K   Full Doc
----------------------------------------------------------------------------------------------------------------------------------
None                            1.61          2.14          4.49             87.51           2.90        1.34     0.00      65.87
2 Year IO                       0.00          0.00          0.77             88.00          10.18        1.05     0.00      87.33
3 Year IO                       0.00          0.00          0.00             67.73          32.27        0.00     0.00      76.69
5 Year IO
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1.45          1.92          4.11             87.47           3.76        1.31     0.00      68.02

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                            Documentation                          Interest Only                            DTI
----------------------------------------------------------------------------------------------------------------------------------
IO Type              Stated Doc    Limited Doc      2yr IO     3yr IO    5yr IO    10yr IO    DTI > 45    DTI > 50    Wtd Avg DTI
----------------------------------------------------------------------------------------------------------------------------------
None                       31.84           0.00        0.00       0.00      0.00       0.00       48.10       15.66          42.27
2 Year IO                  11.04           0.00      100.00       0.00      0.00       0.00        6.02        0.00          38.72
3 Year IO                  23.31           0.00        0.00     100.00      0.00       0.00        0.00        0.00          35.50
5 Year IO
----------------------------------------------------------------------------------------------------------------------------------
Total:                     29.76           0.00        9.78       0.48      0.00       0.00       43.75       14.05          41.89

----------------------------------------
   Percentage of Aggregate Collateral
----------------------------------------
                         Other Data
----------------------------------------
IO Type               Not Owner Occupied
----------------------------------------
None                                9.66
2 Year IO                           0.12
3 Year IO                           0.00
5 Year IO
----------------------------------------
Total:                              8.68


----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                              Loan Amount                                            Documentation
----------------------------------------------------------------------------------------------------------------------------------
DocType               $50K and below    $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K   Full Doc
----------------------------------------------------------------------------------------------------------------------------------
Full                            1.81          2.00          4.57             86.48           3.48        1.66     0.00     100.00
Stated Documentation            0.68          1.80          3.17             89.08           4.66        0.60     0.00       0.00
Easy                            0.43          1.04          2.39             96.14           0.00        0.00     0.00       0.00
No Documentation
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1.45          1.92          4.11             87.47           3.76        1.31     0.00      68.02

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                            Documentation                          Interest Only                            DTI
----------------------------------------------------------------------------------------------------------------------------------
DocType              Stated Doc    Limited Doc      2yr IO     3yr IO    5yr IO    10yr IO    DTI > 45    DTI > 50    Wtd Avg DTI
----------------------------------------------------------------------------------------------------------------------------------
Full                        0.00           0.00       12.56       0.54      0.00       0.00       43.27       15.37          41.73
Stated Documentation      100.00           0.00        3.63       0.38      0.00       0.00       45.79       11.12          42.75
Easy                        0.00           0.00        7.18       0.00      0.00       0.00       31.07       12.90          35.26
No Documentation
----------------------------------------------------------------------------------------------------------------------------------
Total:                     29.76           0.00        9.78       0.48      0.00       0.00       43.75       14.05          41.89

----------------------------------------
   Percentage of Aggregate Collateral
----------------------------------------
                         Other Data
----------------------------------------
DocType               Not Owner Occupied
----------------------------------------
Full                               10.20
Stated Documentation                5.69
Easy                                2.25
No Documentation
----------------------------------------
Total:                              8.68



----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                              Loan Amount                                            Documentation
----------------------------------------------------------------------------------------------------------------------------------
OTHERS                $50K and below    $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K   Full Doc
----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                       45.83         22.66         12.50             19.01           0.00        0.00     0.00      69.83
< 100K                         19.36         25.66         54.97              0.00           0.00        0.00     0.00      76.33
> 650K                          0.00          0.00          0.00              0.00          63.32       36.68     0.00      74.07

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                            Documentation                          Interest Only                            DTI
----------------------------------------------------------------------------------------------------------------------------------
OTHERS               Stated Doc    Limited Doc      2yr IO     3yr IO    5yr IO    10yr IO    DTI > 45    DTI > 50    Wtd Avg DTI
----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                   29.85           0.00        0.00       0.00      0.00       0.00       43.02        3.61          42.08
< 100K                     22.52           0.00        1.00       0.00      0.00       0.00       40.37       11.13          41.09
> 650K                     25.93           0.00       20.84       4.36      0.00       0.00       26.73        2.28          36.46

----------------------------------------
   Percentage of Aggregate Collateral
----------------------------------------
                         Other Data
----------------------------------------
OTHERS                Not Owner Occupied
----------------------------------------
Manufactured Housing
2nd Lien                            3.55
< 100K                             13.59
> 650K                              2.72

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FICO
----------------------------------------------------------------------------------------------------------------------------------
OTHERS                Loan Count   $ Avge Loan Amount   % of Pool     Agg $ Balance      WAC   520 and below    521-540    541-560
----------------------------------------------------------------------------------------------------------------------------------
Ohio                          61            94,116.98        0.66      5,741,136.06     7.78            7.96       3.12      11.13
Nevada                        99           203,411.31        2.31     20,137,719.76     7.05            5.42       6.36       8.06
North CA                     388           269,157.18       11.96    104,432,985.05     6.97            5.45       6.71       8.51
South CA                     643           259,414.46        19.1    166,803,495.29     6.93            5.37       4.72       8.72
----------------------------------------------------------------------------------------------------------------------------------
Top 10 Loans                  10           830,753.79        0.95      8,307,537.89     6.40            0.00       0.00       0.00

----------------------------------------------------------------------------------------------------------------------------------
                                                      Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                               FICO                                                LTV
----------------------------------------------------------------------------------------------------------------------------------
OTHERS                561-580   581 and above   85% LTV & below    LTV 85.01-90    LTV 90.01-95   LTV 95.01-100   LTV 100.01+
----------------------------------------------------------------------------------------------------------------------------------
Ohio                     8.26           69.52             46.70           34.40            9.94            8.97          0.00
Nevada                   3.28           76.88             75.42           22.03            0.23            2.31          0.00
North CA                 7.45           71.88             80.05           14.81            0.67            4.47          0.00
South CA                10.40           70.79             78.50           17.03            1.17            3.30          0.00
----------------------------------------------------------------------------------------------------------------------------------
Top 10 Loans             0.00          100.00             70.34           29.66            0.00            0.00          0.00


9. CREDIT GRADES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FICO
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES
please use Relevant
Credit Grades of
Originator           Loan Count     $ Avge Loan Amount   % of Pool    Agg $ Balance       WAC   520 and below    521-540    541-560
-----------------------------------------------------------------------------------------------------------------------------------
A620                          1              66,538.21        0.01        66,538.21     8.990            0.00       0.00       0.00
AXP                         388             206,273.20        9.16    80,034,002.15     7.317           10.85      12.21      20.35
AXTC                         32             205,000.91        0.75     6,560,029.22     6.644            0.00       0.00       0.00
AXTH                         20             276,720.52        0.63     5,534,410.30     7.454            0.00       0.00       0.00
AXTJ                         10             633,370.38        0.73     6,333,703.84     6.461            0.00       0.00       0.00
A-XP                        284             177,098.42        5.76    50,295,952.13     7.681            9.54      17.82      21.28
A+XP                      1,899             202,696.11       44.08   384,919,912.95     6.950            3.28       5.02       9.89
A+XT                        963             227,211.45       25.06   218,804,626.14     6.936            0.00       0.17       0.00
BXP                         254             199,923.62        5.82    50,780,599.22     7.779           19.99      15.95      26.37
CXP                         189             180,910.97        3.92    34,192,173.76     8.533           23.27      21.92      21.99
C-XP                         53             199,269.08        1.21    10,561,261.45    10.381           26.96      30.01      11.01
DXP                          10             158,725.40        0.18     1,587,254.00    10.481           16.10      59.65       4.27
XTA                          20              40,977.69        0.09       819,553.77    11.276            0.00       0.00       0.00
XTA+                        473              48,157.08        2.61    22,778,299.22    10.551            0.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    4,596             190,006.16         100   873,268,316.36     7.276            5.42       6.66       9.99

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------------------
                               FICO                                                     LTV
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES
please use Relevant
Credit Grades of
Originator           561-580     581 and above      85% LTV & below    LTV 85.01-90    LTV 90.01-95    LTV 95.01-100   LTV 100.01+
-----------------------------------------------------------------------------------------------------------------------------------
A620                    0.00            100.00                 0.00            0.00            0.00           100.00          0.00
AXP                    19.61             36.97                77.26           21.77            0.22             0.76          0.00
AXTC                    0.00            100.00                75.67           24.33            0.00             0.00          0.00
AXTH                    0.00            100.00                47.27           22.09           22.06             8.58          0.00
AXTJ                    8.26             91.74               100.00            0.00            0.00             0.00          0.00
A-XP                   14.76             36.60                81.19           18.45            0.36             0.00          0.00
A+XP                   11.54             70.27                60.91           36.92            1.31             0.85          0.00
A+XT                    1.40             98.44                70.02           15.11            5.19             9.68          0.00
BXP                    12.00             25.68                99.90            0.08            0.00             0.02          0.00
CXP                     9.04             23.79               100.00            0.00            0.00             0.00          0.00
C-XP                   16.81             15.21               100.00            0.00            0.00             0.00          0.00
DXP                     0.00             19.98               100.00            0.00            0.00             0.00          0.00
XTA                     0.00            100.00                 0.00            0.00            0.00           100.00          0.00
XTA+                    1.16             98.84                 0.00            0.41            5.33            94.26          0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  9.43             68.51                68.86           23.46            2.20             5.48          0.00


10. Top 10 MSAs

-----------------------------------------------------------------------------------------------------------------------------
Top 10 MSA           Loan Count     $ Avge Loan Amount   % of Pool    Agg $ Balance       WAC     Wtd Avg LTV   Wtd AVg FICO
-----------------------------------------------------------------------------------------------------------------------------
CHICAGO                     136             162,733.71        2.53    22,131,785.02     7.507           82.43            601
BROOKLYN                     57             307,477.30        2.01    17,526,205.92     6.984           82.56            626
LOS ANGELES                  51             266,350.79        1.56    13,583,890.11     6.878           75.24            610
LAS VEGAS                    66             200,712.89        1.52    13,247,050.71     7.201           81.11            605
MIAMI                        60             162,487.96        1.12     9,749,277.80     7.615           83.15            608
BRONX                        26             302,697.18        0.90     7,870,126.64     7.074           81.45            633
RIVERSIDE                    30             233,931.22        0.80     7,017,936.54     6.811           77.54            616
SAN DIEGO                    17             392,971.68        0.77     6,680,518.59     6.698           78.24            606
SAN JOSE                     18             360,145.27        0.74     6,482,614.94     6.811           75.12            609
SACRAMENTO                   23             225,493.37        0.59     5,186,347.43     6.787           74.75            632

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                              Loan Amount                                            Documentation
----------------------------------------------------------------------------------------------------------------------------------
OTHERS                $50K and below    $50.01-75K   $75.01-100K   $100.01 - $600K   $600.01-750K   $750-900K   >$900K   Full Doc
----------------------------------------------------------------------------------------------------------------------------------
Ohio                            5.06          6.42         16.10             72.42           0.00        0.00     0.00      88.59
Nevada                          1.43          1.01          1.85             88.45           3.07        4.19     0.00      69.16
North CA                        0.68          1.24          1.01             92.18           2.58        2.31     0.00      63.83
South CA                        0.69          0.65          1.29             89.43           6.47        1.47     0.00      65.50
----------------------------------------------------------------------------------------------------------------------------------
Top 10 Loans                    0.00          0.00          0.00              0.00           0.00      100.00     0.00      90.42

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                            Documentation                          Interest Only                            DTI
----------------------------------------------------------------------------------------------------------------------------------
OTHERS               Stated Doc    Limited Doc      2yr IO     3yr IO    5yr IO    10yr IO    DTI > 45    DTI > 50    Wtd Avg DTI
----------------------------------------------------------------------------------------------------------------------------------
Ohio                       11.41           0.00        6.55       0.00      0.00       0.00       47.25       11.98          42.22
Nevada                     21.51           0.00        9.78       0.00      0.00       0.00       44.73       20.34          43.01
North CA                   33.84           0.00       23.23       0.32      0.00       0.00       38.01       12.66          42.16
South CA                   32.69           0.00       15.47       1.37      0.00       0.00       47.12       16.28          42.59
----------------------------------------------------------------------------------------------------------------------------------
Top 10 Loans                9.58           0.00       10.83       0.00      0.00       0.00       29.66        0.00          36.24

----------------------------------------
   Percentage of Aggregate Collateral
----------------------------------------
                         Other Data
----------------------------------------
OTHERS                Not Owner Occupied
----------------------------------------
Ohio                               11.13
Nevada                             17.74
North CA                            7.05
South CA                            6.19
----------------------------------------
Top 10 Loans                       10.17


----------------------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Loan Amount
----------------------------------------------------------------------------------------------------------------------------------
CREDIT GRADES
please use Relevant
Credit Grades of
Originator              $50K and below    $50.01-75K    $75.01-100K    $100.01 - $600K    $600.01-750K    $750-900K    >$900K
----------------------------------------------------------------------------------------------------------------------------------
A620                              0.00        100.00           0.00               0.00            0.00         0.00      0.00
AXP                               0.45          1.77           3.53              88.96            4.32         0.96      0.00
AXTC                              0.00          0.00           6.73              84.02            9.25         0.00      0.00
AXTH                              0.00          0.00           1.62              98.38            0.00         0.00      0.00
AXTJ                              0.00          0.00           0.00              51.44           22.48        26.08      0.00
A-XP                              0.36          2.73           6.50              87.24            1.48         1.68      0.00
A+XP                              0.66          0.91           3.43              89.99            3.96         1.06      0.00
A+XT                              0.05          1.04           3.22              88.67            5.17         1.86      0.00
BXP                               0.28          1.68           4.95              93.09            0.00         0.00      0.00
CXP                               0.18          2.83           7.79              89.20            0.00         0.00      0.00
C-XP                              0.00          1.16           4.07              94.77            0.00         0.00      0.00
DXP                               0.00         12.87           5.11              82.02            0.00         0.00      0.00
XTA                              54.43         45.57           0.00               0.00            0.00         0.00      0.00
XTA+                             38.69         24.52          14.60              22.19            0.00         0.00      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                            1.45          1.92           4.11              87.47            3.76         1.31      0.00

-----------------------------------------------------------------------------------------------------------------------
                                                  Percentage of Aggregate Collateral
-----------------------------------------------------------------------------------------------------------------------
CREDIT GRADES
please use Relevant
Credit Grades of                     Documentation                            Interest Only                    DTI
-----------------------------------------------------------------------------------------------------------------------
Originator               Full Doc   Stated Doc    Limited Doc     2yr IO     3yr IO    5yr IO    10yr IO     DTI > 45
-----------------------------------------------------------------------------------------------------------------------
A620                       100.00         0.00           0.00       0.00       0.00      0.00       0.00       100.00
AXP                         70.25        27.22           0.00       5.25       0.41      0.00       0.00        45.10
AXTC                       100.00         0.00           0.00      25.36       0.00      0.00       0.00        34.92
AXTH                        23.29        76.71           0.00       7.48       0.00      0.00       0.00        54.66
AXTJ                        91.64         8.36           0.00      30.68       0.00      0.00       0.00        47.33
A-XP                        68.54        29.71           0.00       0.00       0.00      0.00       0.00        45.76
A+XP                        72.57        24.30           0.00       9.71       0.45      0.00       0.00        42.06
A+XT                        58.62        41.11           0.00      18.21       0.98      0.00       0.00        43.60
BXP                         69.35        26.70           0.00       0.00       0.00      0.00       0.00        50.25
CXP                         66.47        28.60           0.00       0.00       0.00      0.00       0.00        44.19
C-XP                        65.92        34.08           0.00       0.00       0.00      0.00       0.00        53.84
DXP                         88.50         0.00           0.00       0.00       0.00      0.00       0.00        53.86
XTA                        100.00         0.00           0.00       0.00       0.00      0.00       0.00        45.23
XTA+                        65.15        34.85           0.00       0.00       0.00      0.00       0.00        42.77
-----------------------------------------------------------------------------------------------------------------------
Total:                      68.02        29.76           0.00       9.78       0.48      0.00       0.00        43.75

----------------------------------------------------------------------
                Percentage of Aggregate Collateral
----------------------------------------------------------------------
CREDIT GRADES
please use Relevant
Credit Grades of               DTI                    Other Data
----------------------------------------------------------------------
Originator           DTI > 50     Wtd Avg DTI     Not Owner Occupied
----------------------------------------------------------------------
A620                     0.00           49.17                   0.00
AXP                     19.18           42.39                  10.57
AXTC                     5.45           39.79                   0.00
AXTH                     1.97           43.51                   0.00
AXTJ                     9.36           39.49                   0.00
A-XP                    21.85           41.92                   5.03
A+XP                    15.54           41.58                  15.47
A+XT                     4.66           42.02                   0.61
BXP                     20.89           42.83                   6.09
CXP                     29.07           41.50                   1.86
C-XP                    31.78           44.32                   2.09
DXP                     39.74           41.69                   0.00
XTA                     10.92           43.56                   0.00
XTA+                     2.92           42.13                   0.00
----------------------------------------------------------------------
Total:                  14.05           41.89                   8.68

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Please fill in all values!
Thank You!



                                       ARM                FRM
------------------------------   ---------------    ---------------
Percentage Bal.                            88.38%             11.62%
Deal Balance                         771,782,093        101,486,224



Gross WAC                                  7.164%             8.124%

CLTV (incld. Sil. 2nds)                    86.63%             85.96%
FICO                                         607                627
Loan Balance                             221,776             90,937
Stated Document %                          30.25%             26.02%
DTI                                        42.01%             40.97%
IO %                                       11.62%              0.00%
Second Lien %                               0.00%             26.20%
Silent Seconds %                           40.95%             12.94%
Property Type
Single Family %                            83.99%             85.96%
PUD %                                       0.00%              0.00%
2-4 Unit %                                 11.35%             10.76%
MH %                                        0.00%              0.00%
Occupancy Type
Owner Occupied                             91.11%             92.91%
2nd Home                                    1.37%              0.87%
Investor Prop.                              7.52%              6.22%
Loan Purpose
Purchase                                   48.09%             38.95%
Cash-Out                                   51.58%             60.80%
Rate-Reduction                              0.33%              0.25%

                                IO              Non-IO
-----------------------   --------------    ---------------
Percentage Bal.                    10.27%             89.73%
Deal Balance                  89,645,788        783,622,528



Gross WAC                          6.445%             7.371%

CLTV (incld. Sil. 2nds)            94.32%             85.66%
FICO                                 630                607
Loan Balance                     293,921            182,620
Stated Document %                  11.61%             31.84%
DTI                                38.57%             42.27%
IO %                              100.00%              0.00%
Second Lien %                       0.00%              3.39%
Silent Seconds %                   67.76%             34.25%
Property Type
Single Family %                    90.10%             83.55%
PUD %                               0.00%              0.00%
2-4 Unit %                          3.80%             12.14%
MH %                                0.00%              0.00%
Occupancy Type
Owner Occupied                     99.88%             90.34%
2nd Home                            0.12%              1.45%
Investor Prop.                      0.00%              8.21%
Loan Purpose
Purchase                           70.19%             44.38%
Cash-Out                           29.81%             55.26%
Rate-Reduction                      0.00%              0.36%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Balance > 500k


1. Loan Purpose

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                       Number of       Aggregate            Aggregate        Gross     Remaining       Average
Loan                   Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Purpose                  Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Purchase                      72          $43,457,560               54.15      6.831         355              86.28
Refinance - Cashout           57           36,793,543               45.85      6.532         353              79.29
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Total:                       129          $80,251,102              100.00      6.694         354              83.07


2. Occupancy

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                       Number of       Aggregate            Aggregate        Gross     Remaining       Average
                       Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Occupancy                Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Primary                      120          $74,829,725               93.24      6.677         354              82.83
Second Home                    5            3,206,779                4.00      6.526         355              85.38
Investment                     4            2,214,599                2.76      7.512         355              88.02
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Total:                       129          $80,251,102              100.00      6.694         354              83.07


3. Documentation Type

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                       Number of       Aggregate            Aggregate        Gross     Remaining       Average
Documentation          Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                     Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Full Documentation            73          $47,143,315               58.74      6.516         353              83.85
Stated Documentation          55           32,534,295               40.54      6.951         355              81.82
EASY                           1              573,492                0.71      6.750         355              90.00
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Total:                       129          $80,251,102              100.00      6.694         354              83.07


4. Fico Distribution

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                       Number of       Aggregate            Aggregate        Gross     Remaining       Average
Fico                   Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution             Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
540 - 559                      1             $536,134                0.67      7.900         355              41.71
560 - 579                      1              522,927                0.65      7.250         355              84.00
580 - 599                     16           10,241,262               12.76      6.571         347              83.85
600 - 619                     21           13,089,174               16.31      6.824         354              81.69
620 - 639                     27           16,439,883               20.49      6.576         354              81.74
640 - 659                     21           12,810,668               15.96      6.645         355              84.82
660 - 679                     15            9,892,829               12.33      6.657         355              80.61
680 - 699                     13            8,035,031               10.01      6.716         355              85.60
700 - 719                      6            3,898,059                4.86      7.541         354              90.87
720 - 739                      3            1,865,851                2.33      5.658         355              78.76
740 - 759                      4            2,350,780                2.93      6.674         355              86.94
760 >=                         1              568,506                0.71      6.750         354              90.00
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Total:                       129          $80,251,102              100.00      6.694         354              83.07
Minimum: 557
Maximum: 773
Weighted Average: 645.1


5. Combined Original Loan-to-Value Ratio (%)

                                                          % of Mortgage     Weighted   Weighted
Combined                                                  Loan Pool by      Average     Average        Weighted
Original               Number of       Aggregate            Aggregate        Gross     Remaining       Average
Loan-to-Value          Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Ratio (%)                Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
40.01 - 50.00                  4           $2,949,024                3.67      6.764         355              45.75
60.01 - 70.00                  2            1,286,586                1.60      6.313         354              63.41
70.01 - 80.00                 63           38,511,895               47.99      6.323         353              79.06
80.01 - 90.00                 45           27,755,669               34.59      6.802         355              88.32
90.01 - 100.00                15            9,747,929               12.15      7.878         355              97.84
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Total:                       129          $80,251,102              100.00      6.694         354              83.07
Minimum: 41.71
Maximum: 100.00
Weighted Average by Original Balance: 83.07
Weighted Average by Current Balance: 83.07


6. Geographical Distribution

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                       Number of       Aggregate            Aggregate        Gross     Remaining       Average
Geographical           Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution             Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
California                    66          $40,010,370               49.86      6.575         355              82.05
Connecticut                    1              647,115                0.81      6.650         355              78.98
Florida                        8            5,278,163                6.58      6.684         355              85.16
Georgia                        2            1,218,768                1.52      6.527         355              87.23
Hawaii                         3            1,778,227                2.22      6.900         355              83.43
Illinois                       2            1,280,692                1.60      7.931         355              89.81
Maryland                       3            1,933,054                2.41      6.733         354              81.08
Massachusetts                  6            3,776,436                4.71      6.656         355              75.76
Michigan                       1              621,537                0.77      7.250         355              99.93
Nevada                         2            1,462,013                1.82      5.718         355              78.42
New Jersey                    13            8,788,908               10.95      7.047         346              85.72
New York                      18           10,966,433               13.67      6.689         355              84.04
Rhode Island                   1              627,815                0.78      7.900         355             100.00
Texas                          1              582,052                0.73      6.950         354              90.00
Utah                           1              582,909                0.73      7.750         355              90.00
Vermont                        1              696,612                0.87      6.200         355              73.68
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Total:                       129          $80,251,102              100.00      6.694         354              83.07
Number of States Represented: 16

Top



7. Range of Gross Interest Rates (%)

                                                          % of Mortgage     Weighted   Weighted
Range of                                                  Loan Pool by      Average     Average        Weighted
Gross                  Number of       Aggregate            Aggregate        Gross     Remaining       Average
Interest               Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Rates (%)                Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
5.000% - 5.999%               20          $13,024,207               16.23      5.707         349              78.52
6.000% - 6.999%               80           49,700,965               61.93      6.561         355              82.06
7.000% - 7.999%               22           13,223,685               16.48      7.516         355              86.55
8.000% - 8.999%                6            3,604,583                4.49      8.620         354              97.45
9.000% - 9.999%                1              697,662                0.87      9.000         354             100.00
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Total:                       129          $80,251,102              100.00      6.694         354              83.07
Minimum: 5.000%
Maximum: 9.000%
Weighted Average: 6.694%

Top



8. Original Prepayment Penalty Term (months)

                                                          % of Mortgage     Weighted   Weighted
Original                                                  Loan Pool by      Average     Average        Weighted
Prepayment             Number of       Aggregate            Aggregate        Gross     Remaining       Average
Penalty                Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Term (months)            Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
                   0          21          $14,068,418               17.53      7.053         350              82.25
                  12          28           16,769,591               20.90      6.808         355              83.41
                  24          73           44,733,354               55.74      6.571         355              83.20
                  36           7            4,679,738                5.83      6.375         354              83.14
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Total:                       129          $80,251,102              100.00      6.694         354              83.07
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22

BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to +A222be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. B

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records


1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 4,596
Aggregate Principal Balance ($): 873,268,316
Weighted Average Current Mortgage Rate (%): 7.276
Non-Zero Weighted Average Margin (%): 6.948
Non-Zero Weighted Average Maximum Rate (%): 14.164
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 81.09
% First Liens: 96.95
% Owner Occupied: 91.32
% Purchase: 47.03
% Full Documentation: 68.02
Non-Zero Weighted Average FICO Score: 610


2. Product Types

                                                                                    % of Mortgage
                                                                                    Loan Pool by
                                                  Number of       Aggregate           Aggregate
Product                                           Mortgage      Cut-off Date        Cut-off Date
Types                                               Loans     Principal Balance   Principal Balance
-----------------------------------------------   ---------   -----------------   -----------------
Fixed - 5 Year                                           21             176,747                0.02
Fixed - 10 Year                                         210           2,232,246                0.26
Fixed - 15 Year                                          88           3,319,585                0.38
Fixed - 20 Year                                         109           4,056,909                0.46
Fixed - 30 Year                                         688          91,700,738               10.50
ARM - 2 Year/6 Month LIBOR                            3,003         642,349,910               73.56
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         292          85,443,450                9.78
ARM - 3 Year/6 Month LIBOR                               93          21,958,252                2.51
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          13           4,202,338                0.48
ARM - 5 Year/6 Month LIBOR                               79          17,828,142                2.04
-----------------------------------------------   ---------   -----------------   -----------------
Total:                                                4,596         873,268,316              100.00
                                                  Weighted   Weighted
                                                  Average     Average      Weighted
                                                   Gross     Remaining     Average
Product                                           Interest     Term        Combined
Types                                               Rate     (months)    Original LTV
-----------------------------------------------   --------   ---------   ------------
Fixed - 5 Year                                      11.860          54          94.53
Fixed - 10 Year                                     11.636         114          94.42
Fixed - 15 Year                                      9.429         175          82.08
Fixed - 20 Year                                      9.782         234          92.40
Fixed - 30 Year                                      7.911         354          83.46
ARM - 2 Year/6 Month LIBOR                           7.279         354          80.46
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only      6.449         354          82.68
ARM - 3 Year/6 Month LIBOR                           6.993         354          81.39
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only      6.367         355          81.03
ARM - 5 Year/6 Month LIBOR                           6.839         354          78.94
-----------------------------------------------   --------   ---------   ------------
Total:                                               7.276         352          81.09


3. Range of Gross Interest Rates (%)

                                                            % of Mortgage     Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted
Gross                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
4.000% - 4.999%                   8           2,515,807                0.29      4.978         354          80.00
5.000% - 5.999%                 321          91,645,581               10.49      5.711         354          79.55
6.000% - 6.999%               1,278         332,854,892               38.12      6.589         354          80.71
7.000% - 7.999%               1,310         273,486,064               31.32      7.506         353          81.37
8.000% - 8.999%                 727         113,137,478               12.96      8.480         353          81.66
9.000% - 9.999%                 269          30,333,341                3.47      9.435         351          79.16
10.000% - 10.999%               185          14,341,382                1.64     10.535         344          82.10
11.000% - 11.999%               273          10,800,500                1.24     11.430         317          91.39
12.000% - 12.999%               207           3,722,028                0.43     12.327         231          94.42
13.000% - 13.999%                18             431,243                0.05     13.097         254          97.76
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Minimum: 4.890%
Maximum: 13.750%
Weighted Average: 7.276%


4. Range of Cut-off Date Principal Balances ($)

                                                            % of Mortgage     Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted
Cut-off                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
$1 - $25,000                    369           4,785,479                0.55     11.576         163          96.50
$25,001 - $50,000               215           7,849,373                0.90     10.637         334          98.41
$50,001 - $75,000               268          16,745,516                1.92      9.352         350          85.65
$75,001 - $100,000              406          35,872,623                4.11      8.136         353          81.68
$100,001 - $125,000             511          57,263,114                6.56      7.778         353          82.28
$125,001 - $150,000             453          62,436,633                7.15      7.570         354          80.55
$150,001 - $175,000             346          56,215,854                6.44      7.356         353          79.85
$175,001 - $200,000             315          59,104,479                6.77      7.207         353          79.56
$200,001 - $225,000             268          57,044,381                6.53      7.210         354          79.69
$225,001 - $250,000             223          53,048,788                6.07      7.238         353          79.73
$250,001 - $275,000             203          53,319,506                6.11      7.221         353          80.45
$275,001 - $300,000             150          43,176,943                4.94      7.184         354          77.90
$300,001 - $325,000             140          43,730,664                5.01      6.991         353          81.56
$325,001 - $350,000             120          40,473,074                4.63      7.215         354          81.43
$350,001 - $375,000              92          33,345,279                3.82      6.908         354          81.86
$375,001 - $400,000              90          34,870,982                3.99      6.844         354          81.50
$400,001 - $425,000              92          37,910,457                4.34      6.884         354          81.79
$425,001 - $450,000              74          32,401,393                3.71      6.898         354          80.76
$450,001 - $475,000              47          21,742,079                2.49      6.642         354          83.03
$475,001 - $500,000              85          41,680,595                4.77      6.850         354          77.43
$500,001 - $750,000             115          68,849,299                7.88      6.744         354          84.35
$750,001 - $1,000,000            14          11,401,803                1.31      6.387         354          75.38
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Minimum: $3,171
Maximum: $900,000
Average: $190,006


5. Original Terms (month)

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
Original                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
  60                             21             176,747                0.02     11.860          54          94.53
 120                            210           2,232,246                0.26     11.636         114          94.42
 180                             88           3,319,585                0.38      9.429         175          82.08
 240                            109           4,056,909                0.46      9.782         234          92.40
 358                              1             108,250                0.01      7.050         348          89.85
 359                              2             315,157                0.04      8.457         353          72.09
 360                          4,165         863,059,424               98.83      7.243         354          80.99
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Minimum: 60
Maximum: 360
Weighted Average: 358


6. Range of Remaining Terms (month)

                                                            % of Mortgage     Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted
Remaining                 Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Jan-60                           21             176,747                0.02     11.860          54          94.53
61 - 120                        210           2,232,246                0.26     11.636         114          94.42
121 - 180                        88           3,319,585                0.38      9.429         175          82.08
181 - 240                       109           4,056,909                0.46      9.782         234          92.40
301 - 360                     4,168         863,482,831               98.88      7.243         354          80.99
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Minimum: 53
Maximum: 355
Weighted Average: 352


7. Range of Combined Original LTV Ratios (%)

                                                            % of Mortgage     Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted
Combined                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
15.01% - 20.00%                   1              84,728                0.01      8.300         355          17.35
20.01% - 25.00%                   3             302,497                0.03      6.880         354          22.41
25.01% - 30.00%                   5             526,030                0.06      7.054         354          28.15
30.01% - 35.00%                   5             821,794                0.09      7.438         341          34.50
35.01% - 40.00%                  22           3,661,069                0.42      7.361         346          37.62
40.01% - 45.00%                  14           3,368,781                0.39      7.457         355          42.51
45.01% - 50.00%                  28           6,332,099                0.73      7.179         349          48.20
50.01% - 55.00%                  62          12,869,201                1.47      7.133         354          52.66
55.01% - 60.00%                  66          13,684,199                1.57      7.741         352          58.11
60.01% - 65.00%                 133          30,158,301                3.45      7.688         353          63.24
65.01% - 70.00%                 184          38,910,228                4.46      7.840         353          68.97
70.01% - 75.00%                 302          65,110,403                7.46      7.590         353          74.05
75.01% - 80.00%               1,603         353,310,118               40.46      6.939         354          79.76
80.01% - 85.00%                 313          72,188,659                8.27      7.043         353          84.58
85.01% - 90.00%                 965         204,843,910               23.46      7.098         354          89.82
90.01% - 95.00%                 312          19,197,550                2.20      8.167         323          94.69
95.01% - 100.00%                578          47,898,748                5.48      9.268         343          99.87
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 81.09%


8. Range of Gross Margins (%)

                                                            % of Mortgage     Weighted   Weighted
Range                                                       Loan Pool by      Average     Average      Weighted
of                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
------------------------  ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans              1,116         101,486,224               11.62      8.124         338          84.03
5.501% - 6.000%                  15           5,225,289                0.60      4.998         354          78.97
6.001% - 6.500%                  78          23,833,207                2.73      5.397         354          79.59
6.501% - 7.000%               3,385         742,500,653               85.03      7.236         354          80.75
7.501% - 8.000%                   1              99,570                0.01      7.750         354          74.07
8.501% - 9.000%                   1             123,375                0.01      7.350         354          80.00
------------------------  ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Non-Zero Minimum: 5.840%
Maximum: 8.990%
Non-Zero Weighted Average: 6.948%


9. Range of Minimum Mortgage Rates (%)

Range                                                       % of Mortgage     Weighted   Weighted
of                                                          Loan Pool by      Average     Average      Weighted
Minimum                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans              1,116         101,486,224               11.62      8.124         338          84.03
4.501% - 5.000%                  13           4,357,589                0.50      4.987         354          78.29
5.001% - 5.500%                  72          22,722,975                2.60      5.370         355          79.59
5.501% - 6.000%                 256          70,319,963                8.05      5.854         354          79.41
6.001% - 6.500%                 453         119,011,870               13.63      6.323         354          80.05
6.501% - 7.000%                 709         181,807,497               20.82      6.806         354          81.29
7.001% - 7.500%                 614         133,476,853               15.28      7.318         354          81.91
7.501% - 8.000%                 564         112,530,528               12.89      7.807         354          82.18
8.001% - 8.500%                 341          56,701,364                6.49      8.314         354          82.75
8.501% - 9.000%                 241          39,426,324                4.51      8.802         354          79.13
9.001% - 9.500%                  94          13,084,074                1.50      9.284         354          76.18
9.501% - 10.000%                 57           8,724,115                1.00      9.750         354          71.71
10.001% - 10.500%                30           3,857,071                0.44     10.239         354          69.97
10.501% - 11.000%                18           3,273,973                0.37     10.815         354          61.89
11.001% - 11.500%                13           1,814,861                0.21     11.335         354          61.60
11.501% - 12.000%                 4             620,913                0.07     11.886         354          62.17
12.501% - 13.000%                 1              52,124                0.01     12.850         354          60.00
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Non-Zero Minimum: 4.890%
Maximum: 12.850%
Non-Zero Weighted Average: 7.164%


10. Range of Maximum Mortgage Rates (%)

Range                                                       % of Mortgage     Weighted   Weighted
of                                                          Loan Pool by      Average     Average      Weighted
Maximum                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans              1,116         101,486,224               11.62      8.124         338          84.03
11.501% - 12.000%                13           4,357,589                0.50      4.987         354          78.29
12.001% - 12.500%                72          22,722,975                2.60      5.370         355          79.59
12.501% - 13.000%               256          70,319,963                8.05      5.854         354          79.41
13.001% - 13.500%               454         119,359,176               13.67      6.322         354          80.05
13.501% - 14.000%               706         181,177,015               20.75      6.807         354          81.29
14.001% - 14.500%               616         133,760,029               15.32      7.318         354          81.92
14.501% - 15.000%               562         111,794,899               12.80      7.805         354          82.10
15.001% - 15.500%               343          57,436,992                6.58      8.311         354          82.89
15.501% - 16.000%               241          39,426,324                4.51      8.802         354          79.13
16.001% - 16.500%                94          13,084,074                1.50      9.284         354          76.18
16.501% - 17.000%                57           8,724,115                1.00      9.750         354          71.71
17.001% - 17.500%                30           3,857,071                0.44     10.239         354          69.97
17.501% - 18.000%                18           3,273,973                0.37     10.815         354          61.89
18.001% - 18.500%                13           1,814,861                0.21     11.335         354          61.60
18.501% - 19.000%                 4             620,913                0.07     11.886         354          62.17
19.501% - 20.000%                 1              52,124                0.01     12.850         354          60.00
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Non-Zero Minimum: 11.890%
Maximum: 19.850%
Non-Zero Weighted Average: 14.164%


11. Initial Cap (%)

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans              1,116         101,486,224               11.62      8.124         338          84.03
 3.00%                        3,479         771,673,843               88.37      7.164         354          80.70
 6.00%                            1             108,250                0.01      7.050         348          89.85
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.000%


12. Periodic Cap (%)

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans              1,116         101,486,224               11.62      8.124         338          84.03
 1.00%                            1             197,239                0.02      6.990         353          80.00
 1.50%                        3,479         771,584,854               88.36      7.164         354          80.70
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

                                                            % of Mortgage     Weighted   Weighted
Next                                                        Loan Pool by      Average     Average      Weighted
Rate                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans              1,116         101,486,224               11.62      8.124         338          84.03
Apr-06                            3             884,674                0.10      6.649         348          86.62
May-06                            5             959,878                0.11      6.736         349          83.62
Jun-06                           10           1,894,738                0.22      7.309         350          83.21
Jul-06                           26           4,573,967                0.52      7.697         351          81.00
Aug-06                           55          12,055,825                1.38      7.360         352          79.23
Sep-06                          284          59,371,968                6.80      7.309         353          80.36
Oct-06                        1,624         344,297,767               39.43      7.254         354          80.36
Nov-06                        1,288         303,754,543               34.78      7.063         355          81.21
Aug-07                            1              67,125                0.01      7.950         352          90.00
Sep-07                            8           1,979,743                0.23      6.716         353          87.56
Oct-07                           54          11,970,261                1.37      7.036         354          78.22
Nov-07                           43          12,143,461                1.39      6.773         355          83.33
Sep-09                            6           1,464,772                0.17      6.408         353          76.01
Oct-09                           42           8,814,519                1.01      6.664         354          76.60
Nov-09                           31           7,548,852                0.86      7.128         355          82.24
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Non-Zero Weighted Average: 2006-11-16


14. Geographical Distribution

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
California                    1,031         271,236,480               31.06      6.941         353          79.18
New York                        419         111,075,313               12.72      7.233         352          81.04
New Jersey                      282          67,505,086                7.73      7.512         352          79.72
Florida                         438          63,348,929                7.25      7.578         352          82.30
Illinois                        325          50,711,131                5.81      7.520         352          82.66
Maryland                        241          40,855,739                4.68      7.361         352          82.27
Massachusetts                   117          28,186,947                3.23      7.311         353          80.09
Virginia                        132          23,399,478                2.68      7.550         353          80.54
Georgia                         185          22,841,480                2.62      7.469         351          85.96
Nevada                           99          20,137,720                2.31      7.046         353          80.27
Connecticut                     101          16,922,105                1.94      7.432         353          81.43
Other                         1,226         157,047,908               17.98      7.495         351          83.31
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Number of States Represented: 44


15. Occupancy

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Primary                       4,095         797,439,339               91.32      7.251         353          80.82
Investment                      450          64,338,268                7.37      7.626         349          84.22
Second Home                      51          11,490,710                1.32      7.010         349          81.95
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09


16. Property Types

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Single Family Residence       3,945         735,491,246               84.22      7.260         352          80.86
2-4 Family                      425          98,511,079               11.28      7.329         352          82.33
Condo                           226          39,265,991                4.50      7.435         352          82.13
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09


17. Loan Purpose

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Refinance - Cashout           2,208         459,777,065               52.65      7.288         353          77.38
Purchase                      2,372         410,685,624               47.03      7.261         352          85.26
Refinance - Rate Term            16           2,805,628                0.32      7.525         353          77.60
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09


18. Documentation Level

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Full Documentation            3,416         593,977,188               68.02      7.129         352          82.17
Stated Documentation          1,096         259,889,574               29.76      7.612         353          78.60
Easy Documentation               84          19,401,555                2.22      7.271         354          81.22
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09


19. Original Prepayment Penalty Term (months)

                                                            % of Mortgage     Weighted   Weighted
Original                                                    Loan Pool by      Average     Average      Weighted
Prepayment                Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)               Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
 0                              850         140,057,571               16.04      7.575         351          81.40
 12                             658         146,178,322               16.74      7.380         352          81.39
 24                           2,707         518,052,305               59.32      7.197         353          81.08
 36                             381          68,980,118                7.90      7.042         352          79.83
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
1st Lien                      3,841         846,675,595               96.95      7.167         354          80.52
2nd Lien                        755          26,592,722                3.05     10.733         310          99.02
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09


21. FICO Score

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
500 - 500                        12           2,293,032                0.26      8.778         355          74.57
501 - 520                       239          45,044,415                5.16      8.444         354          73.34
521 - 540                       316          58,135,130                6.66      8.178         352          73.48
541 - 560                       456          87,207,773                9.99      7.613         353          77.43
561 - 580                       455          82,343,068                9.43      7.479         352          80.94
581 - 600                       678         125,244,275               14.34      7.114         352          80.72
601 - 620                       707         131,344,018               15.04      7.053         352          81.72
621 - 640                       521          97,449,512               11.16      6.996         353          83.11
641 - 660                       417          82,731,880                9.47      7.030         352          84.22
661 - 680                       320          60,648,460                6.94      6.958         351          84.12
681 - 700                       177          38,338,738                4.39      6.890         353          84.58
701 - 720                       127          26,858,508                3.08      6.921         349          85.51
721 - 740                        68          13,713,325                1.57      6.726         352          85.41
741 - 760                        62          12,006,813                1.37      7.102         353          87.88
761 - 780                        28           6,858,533                0.79      6.796         353          88.00
781 - 800                        13           3,050,836                0.35      6.905         354          86.59
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                        4,596         873,268,316              100.00      7.276         352          81.09
Minimum: 500
Maximum: 798
Weighted Average: 610


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR1
All records
4,596 records
Balance: 873,268,316



1. Back Debt to Income Ratio Entire Pool


                                                                      % of
                                                                    Mortgage
                                                                  Loan Pool by
                                                    Aggregate      Aggregate     Weighted   Weighted
                                         Number      Cut-off        Cut-off      Average     Average    Weighted
                                           of          Date           Date        Gross     Remaining   Average
                                        Mortgage    Principal      Principal     Interest     Term      Original
Back Debt to Income Ratio Entire Pool    Loans       Balance        Balance        Rate     (months)    LTV (%)
-------------------------------------   --------   ------------   ------------   --------   ---------   --------
0.00 - 9.99                                   24     $6,649,561           0.76      6.799         343      81.45
10.00 - 19.99                                 81     16,880,009           1.93      7.076         351      80.23
20.00 - 24.99                                147     25,563,155           2.93      7.413         351      80.00
25.00 - 29.99                                261     43,219,198           4.95      7.339         351      78.22
30.00 - 34.99                                446     78,929,429           9.04      7.404         352      79.76
35.00 - 39.99                                668    122,803,844          14.06      7.252         353      80.53
40.00 - 44.99                              1,004    197,136,679          22.57      7.191         352      81.98
45.00 - 49.99                              1,358    258,255,996          29.57      7.309         353      83.32
50.00 - 54.99                                603    123,547,679          14.15      7.284         354      77.73
55.00 >=                                       4        282,766           0.03      7.840         344      80.13
Total:                                     4,596   $873,268,316         100.00      7.276         352      81.09
Minimum: 1.11
Maximum: 101.90
Weighted Average: 41.89


2. Back Debt to Income Ratio IO Loans Only

                                                                      % of
                                                                    Mortgage
                                                                  Loan Pool by
                                                    Aggregate      Aggregate     Weighted   Weighted
                                         Number      Cut-off        Cut-off      Average     Average    Weighted
                                           of          Date           Date        Gross     Remaining   Average
                                        Mortgage    Principal      Principal     Interest     Term      Original
Back Debt to Income Ratio IO Loans Only  Loans       Balance        Balance        Rate     (months)    LTV (%)
--------------------------------------- --------   ------------   ------------   --------   ---------   --------
0.00 - 9.99                                    3     $1,219,800           1.36      6.376         355      83.76
10.00 - 19.99                                  5      1,559,343           1.74      5.886         353      81.08
20.00 - 24.99                                  8      2,426,080           2.71      6.884         355      83.23
25.00 - 29.99                                 23      7,381,455           8.23      6.597         354      80.68
30.00 - 34.99                                 35      8,631,382           9.63      6.483         354      82.50
35.00 - 39.99                                 74     20,222,140          22.56      6.490         355      81.72
40.00 - 44.99                                140     43,064,129          48.04      6.369         354      83.36
45.00 - 49.99                                 17      5,141,459           5.74      6.603         354      82.65
Total:                                       305    $89,645,788         100.00      6.445         354      82.61
Minimum: 5.27
Maximum: 49.79
Weighted Average: 38.57

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO



1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $89,645,788
Number of Loans: 305
Average Current Balance: $293,921
Weighted Average Coupon: 6.445%
Weighted Average Net Coupon: 5.925%
Weighted Average Remaining Term: 354
Weighted Average Seasoning: 6
Second Liens: 0.00%
Weighted Average Combined OLTV: 82.61%
Weighted Average FICO: 630
Loans w/ Prepay Penalties: 91.07%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 6.445%
Weighted Average Remaining Term (Arm Only): 354
Weighted Average Margin: 6.888%
Weighted Average Initial Per Cap: 3.000%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 7.000%
Weighted Average Months To Roll: 19
:
Loan Type:
Fixed: 0.00%
Balloons: 0.00%
2-28 Arms: 95.31%
3-27 Arms: 4.69%
Other Hybrid: 0.00%
:
Index:
6-Month Libor: 100.00%
1-Month Libor: 0.00%
Other Index: 0.00%





2. Loan Purpose

                                                         % of Mortgage     Weighted   Weighted
                                                         Loan Pool by      Average     Average        Weighted
                      Number of       Aggregate            Aggregate        Gross     Remaining       Average
Loan                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Purpose                 Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Purchase                    221          $62,918,041               70.19      6.398         354              82.71
Refinance - Cashout          84           26,727,747               29.81      6.556         354              82.37
Total:                      305          $89,645,788              100.00      6.445         354              82.61





3. Occupancy

                                                         % of Mortgage     Weighted   Weighted
                                                         Loan Pool by      Average     Average        Weighted
                      Number of       Aggregate            Aggregate        Gross     Remaining       Average
                      Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Occupancy               Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Primary                     304          $89,542,241               99.88      6.443         354              82.59
Second Home                   1              103,547                0.12      7.950         354              95.00
Total:                      305          $89,645,788              100.00      6.445         354              82.61




4. Property Type

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average
Property                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                        Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Single Family Residence         272          $80,769,136               90.10      6.419         354              82.53
Condo                            25            5,466,739                6.10      6.774         354              82.53
2-4 Family                        8            3,409,913                3.80      6.536         355              84.52
Total:                          305          $89,645,788              100.00      6.445         354              82.61




5. Documentation Type

                                                          % of Mortgage     Weighted   Weighted
                                                          Loan Pool by      Average     Average        Weighted
                       Number of       Aggregate            Aggregate        Gross     Remaining       Average
Documentation          Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                     Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
--------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
Full Documentation           275          $77,843,872               86.83      6.442         354              82.94
Stated Documentation          25           10,408,516               11.61      6.349         355              79.51
EASY                           5            1,393,400                1.55      7.344         355              87.38
Total:                       305          $89,645,788              100.00      6.445         354              82.61




6. Fico Distribution

                                                         % of Mortgage     Weighted   Weighted
                                                         Loan Pool by      Average     Average        Weighted
                      Number of       Aggregate            Aggregate        Gross     Remaining       Average
Fico                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution            Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
540 - 559                     1             $330,000                0.37      5.990         355              76.57
560 - 579                     1              391,000                0.44      6.500         355              85.00
580 - 599                    84           21,464,264               23.94      6.677         354              82.15
600 - 619                    93           25,688,757               28.66      6.680         354              83.70
620 - 639                    43           13,003,931               14.51      6.293         354              83.33
640 - 659                    24            8,701,243                9.71      6.239         355              82.29
660 - 679                    24            7,567,663                8.44      6.174         355              82.16
680 - 699                    12            5,338,185                5.95      6.117         355              79.83
700 - 719                     8            2,405,294                2.68      6.205         354              81.16
720 - 739                     6            1,763,726                1.97      5.737         354              80.00
740 - 759                     3              943,120                1.05      5.718         353              80.00
760 >=                        6            2,048,605                2.29      6.065         354              84.88
Total:                      305          $89,645,788              100.00      6.445         354              82.61
Minimum: 550
Maximum: 784
Weighted Average: 630.2




7. Combined Original Loan-to-Value Ratio (%)

                                                         % of Mortgage     Weighted   Weighted
Combined                                                 Loan Pool by      Average     Average        Weighted
Original              Number of       Aggregate            Aggregate        Gross     Remaining       Average
Loan-to-Value         Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Ratio (%)               Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
40.01 - 50.00                 2             $410,000                0.46      6.391         353              49.28
50.01 - 60.00                 1              405,000                0.45      5.500         355              51.53
60.01 - 70.00                 4            1,447,042                1.61      6.220         354              66.03
70.01 - 80.00               197           54,261,495               60.53      6.266         354              79.75
80.01 - 90.00                96           31,419,104               35.05      6.705         354              88.28
90.01 - 100.00                5            1,703,147                1.90      7.792         354              98.48
Total:                      305          $89,645,788              100.00      6.445         354              82.61
Minimum: 49.06
Maximum: 100.00
Weighted Average by Original Balance: 82.61
Weighted Average by Current Balance: 82.61




8. Current Principal Balance ($)

                                                         % of Mortgage     Weighted   Weighted
                                                         Loan Pool by      Average     Average        Weighted
Current               Number of       Aggregate            Aggregate        Gross     Remaining       Average
Principal             Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Balance ($)             Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------------------   ---------   ------------------   -----------------   --------   ---------   ----------------
$75,001 - $100,000            7             $653,904                0.73      7.257         354              84.10
$100,001 - $150,000          48            5,876,833                6.56      6.838         354              81.10
$150,001 - $200,000          50            8,774,214                9.79      6.645         354              81.40
$200,001 - $250,000          50           11,348,126               12.66      6.528         354              82.39
$250,001 - $300,000          27            7,312,178                8.16      6.593         354              81.89
$300,001 - $350,000          24            7,655,807                8.54      6.327         354              83.66
$350,001 - $400,000          22            8,296,330                9.25      6.238         354              82.85
$400,001 - $450,000          25           10,471,997               11.68      6.261         355              81.25
$450,001 - $500,000          19            8,966,781               10.00      6.391         354              84.79
$500,001 - $550,000           9            4,766,547                5.32      6.483         355              83.95
$550,001 - $600,000           8            4,567,899                5.10      6.659         354              82.63
$600,001 - $650,000           5            3,122,400                3.48      5.866         354              84.04
$650,001 - $700,000           6            4,032,111                4.50      6.623         355              85.80
$700,001 - $750,000           4            2,900,662                3.24      6.177         354              80.44
$850,001 - $900,000           1              900,000                1.00      5.490         355              75.00
Total:                      305          $89,645,788              100.00      6.445         354              82.61
Minimum: 85,400.00
Maximum: 899,999.70
Average: 293,920.62




9. Geographical Distribution

                                                   % of Mortgage     Weighted   Weighted
                                                   Loan Pool by      Average     Average        Weighted
                 Number of       Aggregate           Aggregate        Gross     Remaining       Average
Geographical     Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
--------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Arizona                  8          $1,174,212                1.31      6.511         354              81.15
California             144          52,676,256               58.76      6.268         354              82.24
Colorado                20           3,563,768                3.98      6.433         354              80.73
Connecticut              4             834,000                0.93      7.060         355              87.99
Delaware                 1             101,600                0.11      7.200         354              80.00
Florida                 21           4,560,127                5.09      6.900         354              84.38
Georgia                 14           3,121,287                3.48      6.854         355              85.72
Hawaii                   1             162,400                0.18      6.200         355              80.00
Idaho                    1             114,400                0.13      6.990         355              80.00
Illinois                 6           1,114,115                1.24      6.788         354              81.54
Kentucky                 1             111,200                0.12      7.600         354              80.00
Maryland                16           4,636,011                5.17      6.887         354              85.05
Massachusetts            2             525,600                0.59      5.971         354              80.00
Michigan                 3             754,729                0.84      6.485         354              80.40
Minnesota                7           1,784,074                1.99      6.571         354              82.11
Nevada                  10           1,970,209                2.20      6.561         354              81.12
New Jersey               6           2,734,312                3.05      7.047         354              82.32
New York                10           4,331,620                4.83      6.091         355              82.05
North Carolina           3             498,674                0.56      7.277         354              90.00
Ohio                     3             376,010                0.42      7.592         354              84.14
Oregon                   2             475,650                0.53      6.512         354              84.70
South Carolina           3             323,992                0.36      6.949         354              77.86
Utah                     4             570,900                0.64      6.112         355              81.56
Virginia                 9           2,294,043                2.56      7.232         354              85.00
Washington               6             836,599                0.93      6.196         355              80.00
Total:                 305         $89,645,788              100.00      6.445         354              82.61
Number of States Represented: 25




10. Back Debt to Income Ratio

                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
                            Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Back Debt to Income Ratio     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-------------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
0.00 - 9.99                         3          $1,219,800                1.36      6.376         355              83.76
10.00 - 19.99                       5           1,559,343                1.74      5.886         353              81.08
20.00 - 24.99                       8           2,426,080                2.71      6.884         355              83.23
25.00 - 29.99                      23           7,381,455                8.23      6.597         354              80.68
30.00 - 34.99                      35           8,631,382                9.63      6.483         354              82.50
35.00 - 39.99                      74          20,222,140               22.56      6.490         355              81.72
40.00 - 44.99                     140          43,064,129               48.04      6.369         354              83.36
45.00 - 49.99                      17           5,141,459                5.74      6.603         354              82.65
Total:                            305         $89,645,788              100.00      6.445         354              82.61
Non-Zero Minimum: 5.27
Maximum: 49.79
Non-Zero Weighted Average: 38.57





600k($)>11. Original Principal Balance > 600k ($)

                                                                                           Pct
Original                               % of     Weighted   Weighted   Weighted    Pct     Cash     Pct
Principal                Current      Current   Average    Average    Average    Owner    -out     Full
Balance > 600k ($)       Balance      Balance    Coupon      Fico       OLTV      Occ     Refi     Doc
-------------------   -------------   -------   --------   --------   --------   ------   -----   ------
$600,001 - $650,000    3,122,400.00     28.50      5.866        654      84.04   100.00   19.98    80.02
$650,001 - $700,000    4,032,111.03     36.81      6.623        625      85.80   100.00   16.73   100.00
$700,001 - $750,000    2,900,662.36     26.48      6.177        620      80.44   100.00   75.68   100.00
$850,001 - $900,000      899,999.70      8.22      5.490        684      75.00   100.00    0.00   100.00
Total:                10,955,173.09    100.00      6.196        637      82.99   100.00   31.89    94.30

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR1
All records
4,596 records
Balance: 873,268,316





1. Back Debt to Income Ratio

                                              %of
                                            Mortgage
                                          Loan Pool by
Back                        Aggregate      Aggergate     Weighted   Weighted
Debt             Number      Cut-off        Cut-off      Average     Average    Weighted
to                 of          Date           Date        Gross     Remaining   Average
Income          Mortgage    Principal      Principal     Interest     Term      Original
Ratio            Loans       Balance        Balance        Rate     (months)     LTV(%)
-------------   --------   ------------   ------------   --------   ---------   --------
0.00 - 9.99           24     $6,649,561           0.76      6.799         343      81.45
10.00 - 19.99         81     16,880,009           1.93      7.076         351      80.23
20.00 - 24.99        147     25,563,155           2.93      7.413         351      80.00
25.00 - 29.99        261     43,219,198           4.95      7.339         351      78.22
30.00 - 34.99        446     78,929,429           9.04      7.404         352      79.76
35.00 - 39.99        668    122,803,844          14.06      7.252         353      80.53
40.00 - 44.99      1,004    197,136,679          22.57      7.191         352      81.98
45.00 - 49.99      1,358    258,255,996          29.57      7.309         353      83.32
50.00 - 54.99        603    123,547,679          14.15      7.284         354      77.73
55.00 >=               4        282,766           0.03      7.840         344      80.13
Total:             4,596   $873,268,316         100.00      7.276         352      81.09

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records







1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 4,596
Aggregate Principal Balance ($): 873,268,316
Weighted Average Current Mortgage Rate (%): 7.276
Non-Zero Weighted Average Margin (%): 6.948
Non-Zero Weighted Average Maximum Rate (%): 14.164
Non-Zero Weighted Average Months to Roll: 20
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 81.09
% First Liens: 96.95
% Owner Occupied: 91.32
% Purchase: 47.03
% Full Documentation: 68.02
Non-Zero Weighted Average FICO Score: 610
Geographic Concentration in:
.....90.01 - 95.00% CLTV: NY(29%),NJ(19%),CA-S(10%),MA(6%),MD(5%),CA-N(4%),
    IL(3%),MN(3%),FL(3%),OH(3%)
.....95.01 - 100.00% CLTV: NY(14%),CA-S(11%),CA-N(10%),NJ(9%),IL(9%),FL(8%),
    MD(6%),GA(4%),MI(3%),WA(2%)


2. Product Types

                                                                                    % of Mortgage
                                                                                    Loan Pool by
                                                  Number of       Aggregate           Aggregate
Product                                           Mortgage      Cut-off Date        Cut-off Date
Types                                               Loans     Principal Balance   Principal Balance
-----------------------------------------------   ---------   -----------------   -----------------
Fixed - 5 Year                                           21            $176,747                0.02
Fixed - 10 Year                                         210           2,232,246                0.26
Fixed - 15 Year                                          88           3,319,585                0.38
Fixed - 20 Year                                         109           4,056,909                0.46
Fixed - 30 Year                                         688          91,700,738               10.50
ARM - 2 Year/6 Month LIBOR                            3,003         642,349,910               73.56
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         292          85,443,450                9.78
ARM - 3 Year/6 Month LIBOR                               93          21,958,252                2.51
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          13           4,202,338                0.48
ARM - 5 Year/6 Month LIBOR                               79          17,828,142                2.04
-----------------------------------------------   ---------   -----------------   -----------------
Total:                                                4,596        $873,268,316              100.00
                                                  Weighted   Weighted
                                                  Average     Average        Weighted       Non-Zero
                                                   Gross     Remaining       Average        Weighted
Product                                           Interest     Term          Combined       Average
Types                                               Rate     (months)    Original LTV (%)     FICO
-----------------------------------------------   --------   ---------   ----------------   --------
Fixed - 5 Year                                      11.860          54              94.53        625
Fixed - 10 Year                                     11.636         114              94.42        616
Fixed - 15 Year                                      9.429         175              82.08        627
Fixed - 20 Year                                      9.782         234              92.40        628
Fixed - 30 Year                                      7.911         354              83.46        628
ARM - 2 Year/6 Month LIBOR                           7.279         354              80.46        604
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only      6.449         354              82.68        629
ARM - 3 Year/6 Month LIBOR                           6.993         354              81.39        610
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only      6.367         355              81.03        646
ARM - 5 Year/6 Month LIBOR                           6.839         354              78.94        623
-----------------------------------------------   --------   ---------   ----------------   --------
Total:                                               7.276         352              81.09        610


3. Range of Gross Interest Rates (%)

                                                             % of Mortgage     Weighted   Weighted
Range of                                                     Loan Pool by      Average     Average        Weighted       Non-Zero
Gross                     Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Interest                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Rates (%)                   Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
4.000% - 4.999%                   8           $2,515,807                0.29      4.978         354              80.00        694
5.000% - 5.999%                 321           91,645,581               10.49      5.711         354              79.55        650
6.000% - 6.999%               1,278          332,854,892               38.12      6.589         354              80.71        622
7.000% - 7.999%               1,310          273,486,064               31.32      7.506         353              81.37        597
8.000% - 8.999%                 727          113,137,478               12.96      8.480         353              81.66        581
9.000% - 9.999%                 269           30,333,341                3.47      9.435         351              79.16        574
10.000% - 10.999%               185           14,341,382                1.64     10.535         344              82.10        589
11.000% - 11.999%               273           10,800,500                1.24     11.430         317              91.39        609
12.000% - 12.999%               207            3,722,028                0.43     12.327         231              94.42        611
13.000% - 13.999%                18              431,243                0.05     13.097         254              97.76        619
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Minimum: 4.890%
Maximum: 13.750%
Weighted Average: 7.276%


4. Range of Cut-off Date Principal Balances ($)

                                                             % of Mortgage     Weighted   Weighted
Range of                                                     Loan Pool by      Average     Average        Weighted       Non-Zero
Cut-off                   Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Date Principal            Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Balances ($)                Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
$1 - $25,000                    369           $4,785,479                0.55     11.576         163              96.50        618
$25,001 - $50,000               215            7,849,373                0.90     10.637         334              98.41        634
$50,001 - $75,000               268           16,745,516                1.92      9.352         350              85.65        606
$75,001 - $100,000              406           35,872,623                4.11      8.136         353              81.68        600
$100,001 - $125,000             511           57,263,114                6.56      7.778         353              82.28        605
$125,001 - $150,000             453           62,436,633                7.15      7.570         354              80.55        603
$150,001 - $175,000             346           56,215,854                6.44      7.356         353              79.85        600
$175,001 - $200,000             315           59,104,479                6.77      7.207         353              79.56        603
$200,001 - $225,000             268           57,044,381                6.53      7.210         354              79.69        604
$225,001 - $250,000             223           53,048,788                6.07      7.238         353              79.73        599
$250,001 - $275,000             203           53,319,506                6.11      7.221         353              80.45        595
$275,001 - $300,000             150           43,176,943                4.94      7.184         354              77.90        598
$300,001 - $325,000             140           43,730,664                5.01      6.991         353              81.56        599
$325,001 - $350,000             120           40,473,074                4.63      7.215         354              81.43        602
$350,001 - $375,000              92           33,345,279                3.82      6.908         354              81.86        614
$375,001 - $400,000              90           34,870,982                3.99      6.844         354              81.50        615
$400,001 - $425,000              92           37,910,457                4.34      6.884         354              81.79        620
$425,001 - $450,000              74           32,401,393                3.71      6.898         354              80.76        616
$450,001 - $475,000              47           21,742,079                2.49      6.642         354              83.03        642
$475,001 - $500,000              85           41,680,595                4.77      6.850         354              77.43        614
$500,001 - $750,000             115           68,849,299                7.88      6.744         354              84.35        646
$750,001 - $1,000,000            14           11,401,803                1.31      6.387         354              75.38        640
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Minimum: $3,171
Maximum: $900,000
Average: $190,006


5. Original Terms (month)

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
Original                  Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Terms                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
(month)                     Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
 60                              21             $176,747                0.02     11.860          54              94.53        625
 120                            210            2,232,246                0.26     11.636         114              94.42        616
 180                             88            3,319,585                0.38      9.429         175              82.08        627
 240                            109            4,056,909                0.46      9.782         234              92.40        628
 358                              1              108,250                0.01      7.050         348              89.85        617
 359                              2              315,157                0.04      8.457         353              72.09        524
 360                          4,165          863,059,424               98.83      7.243         354              80.99        609
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Minimum: 60
Maximum: 360
Weighted Average: 358


6. Range of Remaining Terms (month)

                                                             % of Mortgage     Weighted   Weighted
Range of                                                     Loan Pool by      Average     Average        Weighted       Non-Zero
Remaining                 Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Terms                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
(month)                     Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
1 - 60                           21             $176,747                0.02     11.860          54              94.53        625
61 - 120                        210            2,232,246                0.26     11.636         114              94.42        616
121 - 180                        88            3,319,585                0.38      9.429         175              82.08        627
181 - 240                       109            4,056,909                0.46      9.782         234              92.40        628
301 - 360                     4,168          863,482,831               98.88      7.243         354              80.99        609
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Minimum: 53
Maximum: 355
Weighted Average: 352


7. Range of Combined Original LTV Ratios (%)

                                                             % of Mortgage     Weighted   Weighted
Range of                                                     Loan Pool by      Average     Average        Weighted       Non-Zero
Combined                  Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Original                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
LTV Ratios (%)              Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
15.01% - 20.00%                   1              $84,728                0.01      8.300         355              17.35        582
20.01% - 25.00%                   3              302,497                0.03      6.880         354              22.41        603
25.01% - 30.00%                   5              526,030                0.06      7.054         354              28.15        585
30.01% - 35.00%                   5              821,794                0.09      7.438         341              34.50        597
35.01% - 40.00%                  22            3,661,069                0.42      7.361         346              37.62        585
40.01% - 45.00%                  14            3,368,781                0.39      7.457         355              42.51        590
45.01% - 50.00%                  28            6,332,099                0.73      7.179         349              48.20        600
50.01% - 55.00%                  62           12,869,201                1.47      7.133         354              52.66        580
55.01% - 60.00%                  66           13,684,199                1.57      7.741         352              58.11        563
60.01% - 65.00%                 133           30,158,301                3.45      7.688         353              63.24        567
65.01% - 70.00%                 184           38,910,228                4.46      7.840         353              68.97        562
70.01% - 75.00%                 302           65,110,403                7.46      7.590         353              74.05        568
75.01% - 80.00%               1,603          353,310,118               40.46      6.939         354              79.76        617
80.01% - 85.00%                 313           72,188,659                8.27      7.043         353              84.58        600
85.01% - 90.00%                 965          204,843,910               23.46      7.098         354              89.82        619
90.01% - 95.00%                 312           19,197,550                2.20      8.167         323              94.69        645
95.01% - 100.00%                578           47,898,748                5.48      9.268         343              99.87        665
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 81.09%


8. Range of Gross Margins (%)

                                                             % of Mortgage     Weighted   Weighted
Range                                                        Loan Pool by      Average     Average        Weighted       Non-Zero
of                        Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Gross                     Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Margins (%)                 Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans              1,116         $101,486,224               11.62      8.124         338              84.03        627
5.501% - 6.000%                  15            5,225,289                0.60      4.998         354              78.97        688
6.001% - 6.500%                  78           23,833,207                2.73      5.397         354              79.59        660
6.501% - 7.000%               3,385          742,500,653               85.03      7.236         354              80.75        605
7.501% - 8.000%                   1               99,570                0.01      7.750         354              74.07        561
8.501% - 9.000%                   1              123,375                0.01      7.350         354              80.00        600
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Non-Zero Minimum: 5.840%
Maximum: 8.990%
Non-Zero Weighted Average: 6.948%


9. Range of Minimum Mortgage Rates (%)

Range                                                        % of Mortgage     Weighted   Weighted
of                                                           Loan Pool by      Average     Average        Weighted       Non-Zero
Minimum                   Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Mortgage                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Rates (%)                   Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans              1,116         $101,486,224               11.62      8.124         338              84.03        627
4.501% - 5.000%                  13            4,357,589                0.50      4.987         354              78.29        693
5.001% - 5.500%                  72           22,722,975                2.60      5.370         355              79.59        658
5.501% - 6.000%                 256           70,319,963                8.05      5.854         354              79.41        643
6.001% - 6.500%                 453          119,011,870               13.63      6.323         354              80.05        623
6.501% - 7.000%                 709          181,807,497               20.82      6.806         354              81.29        615
7.001% - 7.500%                 614          133,476,853               15.28      7.318         354              81.91        599
7.501% - 8.000%                 564          112,530,528               12.89      7.807         354              82.18        593
8.001% - 8.500%                 341           56,701,364                6.49      8.314         354              82.75        585
8.501% - 9.000%                 241           39,426,324                4.51      8.802         354              79.13        568
9.001% - 9.500%                  94           13,084,074                1.50      9.284         354              76.18        557
9.501% - 10.000%                 57            8,724,115                1.00      9.750         354              71.71        545
10.001% - 10.500%                30            3,857,071                0.44     10.239         354              69.97        548
10.501% - 11.000%                18            3,273,973                0.37     10.815         354              61.89        551
11.001% - 11.500%                13            1,814,861                0.21     11.335         354              61.60        522
11.501% - 12.000%                 4              620,913                0.07     11.886         354              62.17        531
12.501% - 13.000%                 1               52,124                0.01     12.850         354              60.00        559
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Non-Zero Minimum: 4.890%
Maximum: 12.850%
Non-Zero Weighted Average: 7.164%


10. Range of Maximum Mortgage Rates (%)

Range                                                        % of Mortgage     Weighted   Weighted
of                                                           Loan Pool by      Average     Average        Weighted       Non-Zero
Maximum                   Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Mortgage                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Rates (%)                   Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans              1,116         $101,486,224               11.62      8.124         338              84.03        627
11.501% - 12.000%                13            4,357,589                0.50      4.987         354              78.29        693
12.001% - 12.500%                72           22,722,975                2.60      5.370         355              79.59        658
12.501% - 13.000%               256           70,319,963                8.05      5.854         354              79.41        643
13.001% - 13.500%               454          119,359,176               13.67      6.322         354              80.05        623
13.501% - 14.000%               706          181,177,015               20.75      6.807         354              81.29        615
14.001% - 14.500%               616          133,760,029               15.32      7.318         354              81.92        599
14.501% - 15.000%               562          111,794,899               12.80      7.805         354              82.10        592
15.001% - 15.500%               343           57,436,992                6.58      8.311         354              82.89        587
15.501% - 16.000%               241           39,426,324                4.51      8.802         354              79.13        568
16.001% - 16.500%                94           13,084,074                1.50      9.284         354              76.18        557
16.501% - 17.000%                57            8,724,115                1.00      9.750         354              71.71        545
17.001% - 17.500%                30            3,857,071                0.44     10.239         354              69.97        548
17.501% - 18.000%                18            3,273,973                0.37     10.815         354              61.89        551
18.001% - 18.500%                13            1,814,861                0.21     11.335         354              61.60        522
18.501% - 19.000%                 4              620,913                0.07     11.886         354              62.17        531
19.501% - 20.000%                 1               52,124                0.01     12.850         354              60.00        559
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Non-Zero Minimum: 11.890%
Maximum: 19.850%
Non-Zero Weighted Average: 14.164%


11. Initial Cap (%)

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
                          Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Initial Cap (%)             Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans              1,116         $101,486,224               11.62      8.124         338              84.03        627
 3.00%                        3,479          771,673,843               88.37      7.164         354              80.70        607
 6.00%                            1              108,250                0.01      7.050         348              89.85        617
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Non-Zero Minimum: 3.000%
Maximum: 6.000%
Non-Zero Weighted Average: 3.000%


12. Periodic Cap (%)

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Periodic                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Cap (%)                     Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans              1,116         $101,486,224               11.62      8.124         338              84.03        627
 1.00%                            1              197,239                0.02      6.990         353              80.00        605
 1.50%                        3,479          771,584,854               88.36      7.164         354              80.70        607
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

                                                             % of Mortgage     Weighted   Weighted
Next                                                         Loan Pool by      Average     Average        Weighted       Non-Zero
Rate                      Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Adjustment                Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Date                        Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Fixed Rate Loans              1,116         $101,486,224               11.62      8.124         338              84.03        627
Apr-06                            3              884,674                0.10      6.649         348              86.62        645
May-06                            5              959,878                0.11      6.736         349              83.62        643
Jun-06                           10            1,894,738                0.22      7.309         350              83.21        616
Jul-06                           26            4,573,967                0.52      7.697         351              81.00        603
Aug-06                           55           12,055,825                1.38      7.360         352              79.23        608
Sep-06                          284           59,371,968                6.80      7.309         353              80.36        601
Oct-06                        1,624          344,297,767               39.43      7.254         354              80.36        604
Nov-06                        1,288          303,754,543               34.78      7.063         355              81.21        610
Aug-07                            1               67,125                0.01      7.950         352              90.00        590
Sep-07                            8            1,979,743                0.23      6.716         353              87.56        647
Oct-07                           54           11,970,261                1.37      7.036         354              78.22        613
Nov-07                           43           12,143,461                1.39      6.773         355              83.33        613
Sep-09                            6            1,464,772                0.17      6.408         353              76.01        634
Oct-09                           42            8,814,519                1.01      6.664         354              76.60        617
Nov-09                           31            7,548,852                0.86      7.128         355              82.24        628
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Non-Zero Weighted Average: 2006-11-16


14. Geographical Distribution

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Geographical              Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Distribution                Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
California                    1,031         $271,236,480               31.06      6.941         353              79.18        612
New York                        419          111,075,313               12.72      7.233         352              81.04        620
New Jersey                      282           67,505,086                7.73      7.512         352              79.72        600
Florida                         438           63,348,929                7.25      7.578         352              82.30        607
Illinois                        325           50,711,131                5.81      7.520         352              82.66        607
Maryland                        241           40,855,739                4.68      7.361         352              82.27        603
Massachusetts                   117           28,186,947                3.23      7.311         353              80.09        611
Virginia                        132           23,399,478                2.68      7.550         353              80.54        591
Georgia                         185           22,841,480                2.62      7.469         351              85.96        610
Nevada                           99           20,137,720                2.31      7.046         353              80.27        616
Connecticut                     101           16,922,105                1.94      7.432         353              81.43        607
Other                         1,226          157,047,908               17.98      7.495         351              83.31        609
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Number of States Represented: 44


15. Occupancy

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
                          Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Occupancy                   Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Primary                       4,095         $797,439,339               91.32      7.251         353              80.82        607
Investment                      450           64,338,268                7.37      7.626         349              84.22        631
Second Home                      51           11,490,710                1.32      7.010         349              81.95        638
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610


16. Property Types

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Property                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Types                       Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Single Family Residence       3,945         $735,491,246               84.22      7.260         352              80.86        607
2-4 Family                      425           98,511,079               11.28      7.329         352              82.33        624
Condo                           226           39,265,991                4.50      7.435         352              82.13        624
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610


17. Loan Purpose

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Loan                      Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Purpose                     Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Refinance - Cashout           2,208         $459,777,065               52.65      7.288         353              77.38        588
Purchase                      2,372          410,685,624               47.03      7.261         352              85.26        634
Refinance - Rate Term            16            2,805,628                0.32      7.525         353              77.60        574
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610


18. Documentation Level

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Documentation             Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Level                       Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Full Documentation            3,416         $593,977,188               68.02      7.129         352              82.17        603
Stated Documentation          1,096          259,889,574               29.76      7.612         353              78.60        626
EASY                             84           19,401,555                2.22      7.271         354              81.22        599
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610


19. Original Prepayment Penalty Term (months)

                                                             % of Mortgage     Weighted   Weighted
Original                                                     Loan Pool by      Average     Average        Weighted       Non-Zero
Prepayment                Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Penalty                   Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Term (months)               Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
 0                              850         $140,057,571               16.04      7.575         351              81.40        609
 12                             658          146,178,322               16.74      7.380         352              81.39        616
 24                           2,707          518,052,305               59.32      7.197         353              81.08        607
 36                             381           68,980,118                7.90      7.042         352              79.83        618
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
Lien                      Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Position                    Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
1st Lien                      3,841         $846,675,595               96.95      7.167         354              80.52        609
2nd Lien                        755           26,592,722                3.05     10.733         310              99.02        642
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610


21. FICO Score

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
FICO                      Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Score                       Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
500 - 500                        12           $2,293,032                0.26      8.778         355              74.57        500
501 - 520                       239           45,044,415                5.16      8.444         354              73.34        511
521 - 540                       316           58,135,130                6.66      8.178         352              73.48        531
541 - 560                       456           87,207,773                9.99      7.613         353              77.43        552
561 - 580                       455           82,343,068                9.43      7.479         352              80.94        571
581 - 600                       678          125,244,275               14.34      7.114         352              80.72        591
601 - 620                       707          131,344,018               15.04      7.053         352              81.72        611
621 - 640                       521           97,449,512               11.16      6.996         353              83.11        630
641 - 660                       417           82,731,880                9.47      7.030         352              84.22        650
661 - 680                       320           60,648,460                6.94      6.958         351              84.12        670
681 - 700                       177           38,338,738                4.39      6.890         353              84.58        689
701 - 720                       127           26,858,508                3.08      6.921         349              85.51        711
721 - 740                        68           13,713,325                1.57      6.726         352              85.41        729
741 - 760                        62           12,006,813                1.37      7.102         353              87.88        750
761 - 780                        28            6,858,533                0.79      6.796         353              88.00        771
781 - 800                        13            3,050,836                0.35      6.905         354              86.59        788
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                        4,596         $873,268,316              100.00      7.276         352              81.09        610
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 610


22. New York Zip Codes

                                                             % of Mortgage     Weighted   Weighted
                                                             Loan Pool by      Average     Average        Weighted       Non-Zero
                          Number of       Aggregate            Aggregate        Gross     Remaining       Average        Weighted
New York                  Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined       Average
Zip Codes                   Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)     FICO
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
 11236                           10           $3,592,525                3.23      6.881         354              90.10        631
 11203                            8            2,075,682                1.87      7.593         354              82.77        610
 10466                            7            2,069,745                1.86      7.411         354              90.18        638
 10801                            7            2,053,339                1.85      8.306         352              83.56        632
 11550                            8            1,977,797                1.78      6.570         336              82.94        637
 11412                            7            1,673,230                1.51      6.809         355              84.22        638
 11208                            7            1,636,945                1.47      6.582         350              83.54        650
 11003                            6            1,603,227                1.44      7.801         326              86.42        623
 10603                            4            1,516,041                1.36      7.588         355              82.42        634
 11221                            4            1,444,616                1.30      7.475         354              79.71        603
 11717                            7            1,391,019                1.25      7.538         352              88.73        618
 11413                            6            1,317,405                1.19      7.111         354              74.76        601
 11234                            4            1,283,234                1.16      6.468         354              75.97        625
 11434                            4            1,234,197                1.11      7.650         353              85.34        638
 10469                            4            1,172,371                1.06      6.896         354              80.67        600
 11216                            4            1,160,419                1.04      7.078         355              83.54        594
 11416                            3            1,121,106                1.01      7.059         354              81.18        597
 11411                            6            1,115,892                1.00      6.975         347              83.17        574
 12590                            4            1,086,957                0.98      7.242         354              82.45        600
 11205                            3            1,086,749                0.98      6.232         354              78.08        662
Other                           306           79,462,816               71.54      7.253         352              79.95        618
-----------------------   ---------   ------------------   -----------------   --------   ---------   ----------------   --------
Total:                          419         $111,075,313              100.00      7.233         352              81.04        620


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records




All records

                                                                                                             Weighted
                                           % by                            Weighted   Weighted    Master      Average
                           Current        Current    Weighted   Weighted   Average    Average      & Sub      Stated
FICO        Number of     Principal      Principal   Average    Average    Maximum    Minumum    Servicing   Remaining
Score 1       Loans        Balance        Balance     Coupon     Margin      Rate       Rate        Fee        Term
---------   ---------   --------------   ---------   --------   --------   --------   --------   ---------   ---------
491 - 500          12     2,293,032.00        0.26      8.778      6.990     15.778      8.778       0.500         355
501 - 510         110    20,094,268.00        2.30      8.522      6.990     15.495      8.495       0.500         354
511 - 520         129    24,950,147.00        2.86      8.380      6.990     15.349      8.349       0.500         354
521 - 530         166    29,571,561.00        3.39      8.301      6.979     15.359      8.359       0.500         353
531 - 540         150    28,563,568.00        3.27      8.051      6.989     15.008      8.008       0.500         352
541 - 550         156    32,362,130.00        3.71      7.741      6.978     14.731      7.731       0.500         354
551 - 560         300    54,845,643.00        6.28      7.537      6.985     14.485      7.484       0.500         352
561 - 570         221    40,851,330.00        4.68      7.453      6.990     14.417      7.417       0.500         353
571 - 580         234    41,491,738.00        4.75      7.504      6.974     14.430      7.430       0.500         352
581 - 590         314    59,249,732.00        6.78      7.108      6.961     13.959      6.959       0.500         353
591 - 600         364    65,994,543.00        7.56      7.120      6.970     13.976      6.976       0.500         351
601 - 610         378    64,862,550.00        7.43      7.032      6.958     13.848      6.846       0.500         352
611 - 620         329    66,481,467.00        7.61      7.073      6.953     13.901      6.901       0.500         353
621 - 630         286    52,961,535.00        6.06      7.043      6.942     13.827      6.827       0.500         353
631 - 640         235    44,487,977.00        5.09      6.941      6.933     13.754      6.761       0.500         352
641 - 650         221    43,302,758.00        4.96      7.078      6.935     13.860      6.864       0.500         353
651 - 660         196    39,429,122.00        4.52      6.977      6.919     13.743      6.743       0.500         351
661 - 670         178    31,982,666.00        3.66      6.956      6.883     13.746      6.746       0.500         352
671 - 680         142    28,665,794.00        3.28      6.960      6.903     13.792      6.792       0.500         351
681 - 690         121    24,669,558.00        2.82      6.871      6.868     13.744      6.744       0.500         353
691 - 700          56    13,669,181.00        1.57      6.926      6.946     13.765      6.765       0.500         353
701 - 710          59    13,477,427.00        1.54      6.899      6.903     13.889      6.889       0.500         349
711 - 720          68    13,381,081.00        1.53      6.943      6.811     13.820      6.816       0.500         349
721 - 730          43     8,865,727.00        1.02      6.773      6.800     13.561      6.561       0.500         352
731 - 740          25     4,847,598.00        0.56      6.640      6.804     13.244      6.244       0.500         352
741 - 750          33     6,344,580.00        0.73      6.784      6.871     13.618      6.618       0.500         352
751 - 760          29     5,662,234.00        0.65      7.458      6.956     14.258      7.196       0.500         354
761 - 770          10     2,936,727.00        0.34      6.217      6.589     13.192      6.192       0.500         353
771 - 780          18     3,921,806.00        0.45      7.230      6.926     14.051      7.051       0.500         353
781 - 790          10     2,097,631.00        0.24      6.570      6.815     13.524      6.524       0.500         354
791 - 800           3       953,206.00        0.11      7.640      6.990     14.640      7.640       0.500         354
Total:          4,596   873,268,316.00      100.00      7.276      6.948     14.164      7.164       0.500         352


                                                            Weighted
                           Weighted   Weighted   Weighted   Average    Weighted
             Remaining     Average    Average    Average     Months    Average             Average
FICO        Amortization   Original   Initial     Percap       to      Original   FICO     Current
Score 1         Term         Term       Cap        Cap        Roll       LTV      Score    Balance
---------   ------------   --------   --------   --------   --------   --------   -----   ----------
491 - 500            355        360      3.000      1.500         21      74.57     500   191,086.04
501 - 510            354        360      3.000      1.500         19      72.69     506   182,675.17
511 - 520            354        360      3.000      1.500         19      73.87     516   193,411.99
521 - 530            353        359      3.000      1.500         19      72.59     526   178,141.94
531 - 540            352        357      3.000      1.500         19      74.37     536   190,423.79
541 - 550            354        360      3.000      1.500         19      73.34     546   207,449.55
551 - 560            352        358      3.000      1.500         19      79.10     556   182,818.81
561 - 570            352        359      3.000      1.500         19      78.58     565   184,847.65
571 - 580            351        357      3.000      1.500         19      81.45     576   177,315.12
581 - 590            349        359      3.000      1.500         19      79.04     585   188,693.41
591 - 600            348        357      3.000      1.500         19      78.36     595   181,303.69
601 - 610            348        358      3.000      1.498         19      78.27     606   171,594.05
611 - 620            349        359      3.005      1.500         19      78.79     615   202,071.33
621 - 630            351        359      3.000      1.500         20      79.26     625   185,180.19
631 - 640            350        358      3.000      1.500         21      79.84     635   189,310.54
641 - 650            351        359      3.000      1.500         19      80.18     645   195,940.08
651 - 660            347        356      3.000      1.500         20      79.11     656   201,168.99
661 - 670            349        357      3.000      1.500         22      79.81     665   179,677.90
671 - 680            349        356      3.000      1.500         19      78.91     675   201,871.79
681 - 690            351        359      3.000      1.500         21      80.72     686   203,880.64
691 - 700            347        358      3.000      1.500         20      80.72     695   244,092.51
701 - 710            346        355      3.000      1.500         19      83.03     706   228,430.96
711 - 720            347        355      3.000      1.500         20      81.96     716   196,780.60
721 - 730            351        358      3.000      1.500         19      82.58     726   206,179.70
731 - 740            349        358      3.000      1.500         18      78.20     735   193,903.94
741 - 750            350        358      3.000      1.500         21      80.99     746   192,259.99
751 - 760            354        359      3.000      1.500         19      84.55     756   195,249.44
761 - 770            347        358      3.000      1.500         18      82.55     766   293,672.71
771 - 780            349        359      3.000      1.500         18      88.00     774   217,878.13
781 - 790            352        360      3.000      1.500         18      84.63     784   209,763.06
791 - 800            354        360      3.000      1.500         18      90.90     796   317,735.24
Total:               350        358      3.000      1.500         20      78.60     610   190,006.16

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-make or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should b based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communicatio is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such pers Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR1
All records
4,596 records






1. Fico Distribution

                                                % of        Average     Weighted             Weighted   Weighted
Fico                                         Outstanding    Current     Average    Percent   Average    Average
Distribution                                   Balance      Balance      Coupon      MI        Fico       DTI
------------------------------------------   -----------   ----------   --------   -------   --------   --------
500.00 - 524.99 & CLTV > 65%                  46159947.1   186,882.38      8.458      0.00        512      44.80
525.00 - 549.99 & CLTV > 65%                 62731494.45   192,427.90      7.920      0.00        537      43.44
550.00 - 574.99 & CLTV > 65%                 98890039.73   176,274.58      7.502      0.00        561      42.58
575.00 - 599.99 & CLTV > 70%                 126440653.4   180,371.83      7.201      0.00        588      41.11
600.00 - 624.99 & CLTV > 70%                 144896286.1   183,181.15      7.066      0.00        612      41.46
625.00 - 649.99 & CLTV > 70%                 109397259.1   188,941.73      7.005      0.00        636      41.75
650.00 - 674.99 & CLTV > 80%                 41612417.87   150,769.63      7.365      0.00        661      41.56
675.00 - 699.99 & CLTV > 80%                 21885420.88   164,552.04      7.371      0.00        686      42.48
700.00 - 724.99 & CLTV > 80%                 16318838.34   185,441.34      7.466      0.00        710      43.00
725.00 - 749.99 & CLTV > 85%                  8338657.52   163,503.09      7.148      0.00        738      45.29
750.00 - 774.99 & CLTV > 85%                  5249503.19   174,983.44      7.776      0.00        761      40.76
775.00 - 799.99 & CLTV > 85%                  3447667.49   246,261.96      7.170      0.00        784      41.66
------------------------------------------   -----------   ----------   --------   -------   --------   --------
Total:                                       685368185.1   180,502.55      7.360      0.00        602      42.13
                                             Weighted                    Pct      Pct    Pct     Pct      Pct
Fico                                         Average     Pct     Pct    Owner    Full    Ltd     Std    Interest
Distribution                                   CLTV      SFD     PUD     Occ      Doc    Doc     Doc      Only
------------------------------------------   --------   ------   ----   ------   -----   ----   -----   --------
500.00 - 524.99 & CLTV > 65%                    75.96    89.23   0.00    95.42   80.49   0.00   18.12       0.00
525.00 - 549.99 & CLTV > 65%                    77.69    88.20   0.00    95.33   63.74   0.00   32.81       0.00
550.00 - 574.99 & CLTV > 65%                    83.34    88.03   0.00    92.46   77.58   0.00   19.71       0.73
575.00 - 599.99 & CLTV > 70%                    83.97    86.13   0.00    94.58   83.61   0.00   12.93      16.27
600.00 - 624.99 & CLTV > 70%                    84.50    84.96   0.00    91.86   81.26   0.00   17.28      19.67
625.00 - 649.99 & CLTV > 70%                    84.76    82.88   0.00    88.97   64.17   0.00   34.35      12.02
650.00 - 674.99 & CLTV > 80%                    91.30    83.16   0.00    81.62   61.66   0.00   32.33       8.78
675.00 - 699.99 & CLTV > 80%                    92.03    74.64   0.00    79.18   64.58   0.00   33.00       2.50
700.00 - 724.99 & CLTV > 80%                    93.79    71.63   0.00    86.81   41.63   0.00   56.08       2.44
725.00 - 749.99 & CLTV > 85%                    93.29    68.42   0.00    73.41   71.87   0.00   28.13       0.00
750.00 - 774.99 & CLTV > 85%                    95.38    61.67   0.00    71.86   43.25   0.00   56.75       0.00
775.00 - 799.99 & CLTV > 85%                    94.09    83.05   0.00    64.07   59.78   0.00   40.22      14.50
------------------------------------------   --------   ------   ----   ------   -----   ----   -----   --------
Total:                                          84.19    84.73   0.00    90.88   73.60   0.00   23.92       9.93


2. Original Loan-to-Value Ratio (%)

Original                                        % of        Average     Weighted             Weighted   Weighted
Loan-to-Value                                Outstanding    Current     Average    Percent   Average    Average
Ratio (%)                                      Balance      Balance      Coupon      MI        Fico       DTI
------------------------------------------   -----------   ----------   --------   -------   --------   --------
Less than 60 & DTI > 50%                      8467133.99   211,678.35      7.301      0.00        560      52.43
60.00 - 64.99 & DTI > 50%                     5908070.86   246,169.62      7.335      0.00        575      52.73
65.00 - 69.99 & DTI > 50%                     6884610.96   208,624.57      7.998      0.00        570      53.43
70.00 - 74.99 & DTI > 50%                    10623676.77   216,809.73      7.587      0.00        557      52.75
75.00 - 79.99 & DTI > 50%                     19219693.9   218,405.61      7.473      0.00        561      52.65
80.00 - 84.99 & DTI > 50%                    42642824.57   224,435.92      7.101      0.00        585      52.56
85.00 - 89.99 & DTI > 50%                     7844422.72   191,327.38      7.190      0.00        594      51.34
90.00 - 94.99 & DTI > 50%                    18607170.16   206,746.34      6.862      0.00        625      51.58
95.00 - 99.99 & DTI > 50%                     1534273.46    63,928.06      8.260      0.00        659      50.64
Greater than or Equal to 100 and DTI > 50%     954714.46    53,039.69      9.952      0.00        637      51.98
------------------------------------------   -----------   ----------   --------   -------   --------   --------
Total:                                       122686591.9   205,505.18      7.283      0.00        584      52.38
Original                                     Weighted                    Pct      Pct    Pct     Pct      Pct
Loan-to-Value                                Average     Pct     Pct    Owner    Full    Ltd     Std    Interest
Ratio (%)                                      CLTV      SFD     PUD     Occ      Doc    Doc     Doc      Only
------------------------------------------   --------   ------   ----   ------   -----   ----   -----   --------
Less than 60 & DTI > 50%                        51.45    89.19   0.00    95.01   64.27   0.00   34.86       0.00
60.00 - 64.99 & DTI > 50%                       62.79    94.61   0.00    91.67   59.48   0.00   40.52       0.00
65.00 - 69.99 & DTI > 50%                       67.61    93.38   0.00    87.77   75.38   0.00   24.62       0.00
70.00 - 74.99 & DTI > 50%                       72.08    92.33   0.00    96.30   69.74   0.00   27.26       0.00
75.00 - 79.99 & DTI > 50%                       76.87    86.52   0.00    95.11   74.96   0.00   22.35       0.00
80.00 - 84.99 & DTI > 50%                       80.23    82.94   0.00    92.42   70.01   0.00   28.74       0.00
85.00 - 89.99 & DTI > 50%                       85.99    90.88   0.00    83.78   77.42   0.00   18.04       0.00
90.00 - 94.99 & DTI > 50%                       90.01    78.43   0.00    81.17   95.39   0.00    0.82       0.00
95.00 - 99.99 & DTI > 50%                       95.04    80.70   0.00    96.53   54.34   0.00   45.66       0.00
Greater than or Equal to 100 and DTI > 50%     100.00   100.00   0.00   100.00   86.34   0.00   13.66       0.00
------------------------------------------   --------   ------   ----   ------   -----   ----   -----   --------
Total:                                          77.65    85.82   0.00    90.91   74.41   0.00   23.55       0.00


3. Back Ratio

                                                % of        Average     Weighted             Weighted   Weighted
Back                                         Outstanding    Current     Average    Percent   Average    Average
Ratio                                          Balance      Balance      Coupon      MI        Fico       DTI
------------------------------------------   -----------   ----------   --------   -------   --------   --------
Lesss than 20                                23529569.59   224,091.14      6.997      0.00        619      13.15
20.00 - 24.99 & FICO < 525                     850013.12   141,668.85      8.898      0.00        513      22.29
25.00 - 29.99 & FICO < 550                    7479992.61   166,222.06      8.282      0.00        528      27.58
30.00 - 34.99 & FICO < 575                   25587190.64   182,765.65      7.958      0.00        546      32.79
35.00 - 39.99 & FICO < 600                   53518041.48   181,417.09      7.611      0.00        559      37.68
40.00 - 44.99 & FICO < 625                   118189658.4   194,390.89      7.380      0.00        578      42.78
45.00 - 49.99 & FICO < 650                     187260140   185,589.83      7.373      0.00        590      47.77
50.00 - 54.99 & FICO < 675                     114583764   204,249.13      7.366      0.00        574      52.36
Greater than or Equal to 55 and FICO < 700     282765.79    70,691.45      7.840      0.00        593      59.31
------------------------------------------   -----------   ----------   --------   -------   --------   --------
Total:                                       531281135.6   191,590.74      7.424      0.00        579      44.06
                                             Weighted                    Pct      Pct    Pct     Pct      Pct
Back                                         Average     Pct     Pct    Owner    Full    Ltd     Std    Interest
Ratio                                          CLTV      SFD     PUD     Occ      Doc    Doc     Doc      Only
------------------------------------------   --------   ------   ----   ------   -----   ----   -----   --------
Lesss than 20                                   80.57    89.64   0.00    87.79   78.31   0.00    8.89      11.81
20.00 - 24.99 & FICO < 525                      75.60   100.00   0.00   100.00   63.12   0.00   36.88       0.00
25.00 - 29.99 & FICO < 550                      70.31    90.67   0.00    97.45   69.12   0.00   22.21       0.00
30.00 - 34.99 & FICO < 575                      74.48    91.07   0.00    92.70   58.87   0.00   37.89       0.00
35.00 - 39.99 & FICO < 600                      76.77    86.95   0.00    94.76   70.80   0.00   25.23      11.85
40.00 - 44.99 & FICO < 625                      80.69    85.27   0.00    94.01   76.78   0.00   22.31      21.38
45.00 - 49.99 & FICO < 650                      82.15    86.41   0.00    93.54   71.96   0.00   26.40       2.47
50.00 - 54.99 & FICO < 675                      77.25    85.82   0.00    92.37   74.23   0.00   23.40       0.00
Greater than or Equal to 55 and FICO < 700      80.13    63.86   0.00    41.19   100.00  0.00    0.00       0.00
------------------------------------------   --------   ------   ----   ------   -----   ----   -----   --------
Total:                                          79.61    86.52   0.00    93.26   73.02   0.00   24.45       7.34


4. Fico Distribution Limited and Stated Doc

Fico
Distribution      % of        Average     Weighted             Weighted   Weighted   Weighted
Limited and    Outstanding    Current     Average    Percent   Average    Average    Average     Pct
Stated Doc       Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD
------------   -----------   ----------   --------   -------   --------   --------   --------   ------
500 - 524      12743914.96   202,284.36      8.963      0.00        512      42.27      68.14    85.49
525 - 549      25915995.88   233,477.44      8.265      0.00        536      42.47      72.32    84.18
550 - 574      27558232.44   239,636.80      7.697      0.00        561      42.67      71.55    82.78
575 - 599      23863385.99   253,865.81      7.395      0.00        588      42.42      72.82    83.97
600 - 624      31090252.03   252,766.28      7.292      0.00        613      41.83      76.73    78.44
625 - 649      39926361.44   223,052.30      7.487      0.00        637      43.65      81.46    80.94
650 - 674      41569470.64   223,491.78      7.515      0.00        662      42.87      82.57    79.93
675 - 699      23194494.54   260,612.30      7.334      0.00        686      42.61      83.51    78.31
700 - 724      17954957.55   256,499.39      7.492      0.00        712      44.04      87.32    70.23
725 - 749       7210463.17   232,595.59      7.239      0.00        737      43.85      85.59    82.53
750 - 774       7132276.08   254,724.15      7.441      0.00        760      41.03      87.42    84.79
775 - 799        1729769.2   247,109.89      7.706      0.00        789      39.91      91.82    68.64
------------   -----------   ----------   --------   -------   --------   --------   --------   ------
Total:         259889573.9   237,125.52      7.612      0.00        626      42.75      78.60    80.59
Fico
Distribution           Pct      Pct     Pct     Pct       Pct
Limited and    Pct    Owner     Full    Ltd     Std     Interest      Pct         Pct        Pct
Stated Doc     PUD     Occ      Doc     Doc     Doc       Only     California   New York   Florida
------------   ----   ------   ------   ----   ------   --------   ----------   --------   -------
500 - 524      0.00    91.32     0.00   0.00   100.00       0.00        29.29      17.03      9.49
525 - 549      0.00    95.09     0.00   0.00   100.00       0.00        32.55      16.54      8.49
550 - 574      0.00    90.77     0.00   0.00   100.00       0.00        38.42      22.89      5.05
575 - 599      0.00    95.05     0.00   0.00   100.00       0.00        38.25      13.24      1.08
600 - 624      0.00    95.26     0.00   0.00   100.00       0.00        32.82      15.51      5.34
625 - 649      0.00    97.92     0.00   0.00   100.00       4.99        39.06      14.08      6.00
650 - 674      0.00    96.30     0.00   0.00   100.00       7.31        35.48      20.04      3.64
675 - 699      0.00    96.92     0.00   0.00   100.00      11.52        32.82      28.91     14.73
700 - 724      0.00    88.21     0.00   0.00   100.00       5.85        23.71      24.31      5.11
725 - 749      0.00    94.69     0.00   0.00   100.00      12.91        38.29      33.46      3.11
750 - 774      0.00    85.68     0.00   0.00   100.00      10.13        36.87      26.82      1.30
775 - 799      0.00    65.66     0.00   0.00   100.00       0.00         9.49      48.50     10.35
------------   ----   ------   ------   ----   ------   --------   ----------   --------   -------
Total:         0.00    94.31     0.00   0.00   100.00       4.00        34.58      19.60      5.95


5. Fico Distribution IO Loans

Fico              % of        Average     Weighted             Weighted   Weighted   Weighted
Distribution   Outstanding    Current     Average    Percent   Average    Average    Average     Pct
IO Loans         Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD
------------   -----------   ----------   --------   -------   --------   --------   --------   ------
550 - 574           721000   360,500.00      6.267      0.00        559      37.91      81.14   100.00
575 - 599      21464264.12   255,526.95      6.677      0.00        589      38.55      82.15    90.39
600 - 624      29524351.45   286,644.19      6.652      0.00        610      38.74      84.00    89.42
625 - 649      13501316.39   287,262.05      6.202      0.00        636      38.38      82.23    99.23
650 - 674      11074406.38   357,238.92      6.289      0.00        662      38.22      82.41    89.65
675 - 699       6199704.74   413,313.65      6.017      0.00        687      37.81      79.86    85.96
700 - 724          3161196   287,381.45      6.089      0.00        712      42.13      80.88    68.46
725 - 749          1642944   328,588.80      5.893      0.00        737      37.07      80.00    86.38
750 - 774        1629485.3   325,897.06      5.268      0.00        764      36.67      80.00    78.45
775 - 799           727120   363,560.00      7.353      0.00        778      40.61      93.75   100.00
------------   -----------   ----------   --------   -------   --------   --------   --------   ------
Total:         89645788.38   293,920.62      6.445      0.00        630      38.57      82.61    90.10
Fico                   Pct      Pct     Pct     Pct       Pct
Distribution   Pct    Owner     Full    Ltd     Std     Interest      Pct         Pct        Pct
IO Loans       PUD     Occ      Doc     Doc     Doc       Only     California   New York   Florida
------------   ----   ------   ------   ----   ------   --------   ----------   --------   -------
550 - 574      0.00   100.00   100.00   0.00     0.00     100.00       100.00       0.00      0.00
575 - 599      0.00   100.00    95.68   0.00     0.00     100.00        51.62       3.19      5.83
600 - 624      0.00   100.00    99.53   0.00     0.00     100.00        57.54       3.56      5.29
625 - 649      0.00    99.23    85.24   0.00    14.76     100.00        59.79       4.87      1.31
650 - 674      0.00   100.00    69.62   0.00    27.44     100.00        61.56       2.53     12.48
675 - 699      0.00   100.00    56.90   0.00    43.10     100.00        66.02      23.16      3.01
700 - 724      0.00   100.00    66.76   0.00    33.24     100.00        58.05       0.00      0.00
725 - 749      0.00   100.00    43.32   0.00    56.68     100.00        73.72      13.62      0.00
750 - 774      0.00   100.00    55.67   0.00    44.33     100.00       100.00       0.00      0.00
775 - 799      0.00   100.00   100.00   0.00     0.00     100.00        31.24       0.00      0.00
------------   ----   ------   ------   ----   ------   --------   ----------   --------   -------
Total:         0.00    99.88    86.83   0.00    11.61     100.00        58.76       4.83      5.09

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records







1. Original Principal Balance ($)

Original
Principal                                       Aggregate Original Principal      % of Aggregate Principal Balance
Balance ($)                 Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
1 - 25,000                              366                          $4,827,039                               0.54
25,001 - 50,000                         215                           7,830,554                               0.89
50,001 - 75,000                         266                          16,585,983                               1.89
75,001 - 100,000                        407                          36,017,278                               4.11
100,001 - 125,000                       508                          57,052,108                               6.51
125,001 - 150,000                       451                          62,240,721                               7.09
150,001 - 175,000                       342                          55,535,627                               6.33
175,001 - 200,000                       325                          61,049,431                               6.96
200,001 - 225,000                       265                          56,552,125                               6.45
225,001 - 250,000                       227                          54,131,677                               6.17
250,001 - 275,000                       198                          52,125,717                               5.94
275,001 - 300,000                       151                          43,503,937                               4.96
300,001 - 333,700                       188                          59,594,655                               6.79
333,701 - 350,000                        72                          24,687,634                               2.81
350,001 - 600,000                       551                         240,590,634                              27.43
600,001 - 1,000,000                      64                          44,967,567                               5.13
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $877,292,687                             100.00
Minimum: 5,000.00
Maximum: 900,000.00
Average: 190,881.79
Total: 877,292,686.75
Original
Principal
Balance ($)                 Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
1 - 25,000                                12,927.47            11.604            96.46       617
25,001 - 50,000                           36,275.08            10.645            98.63       635
50,001 - 75,000                           61,938.74             9.370            85.63       605
75,001 - 100,000                          88,101.41             8.148            81.68       600
100,001 - 125,000                        111,838.61             7.781            82.26       604
125,001 - 150,000                        137,313.72             7.575            80.58       604
150,001 - 175,000                        161,672.18             7.362            79.74       599
175,001 - 200,000                        187,004.48             7.208            79.72       604
200,001 - 225,000                        212,436.26             7.205            79.62       604
225,001 - 250,000                        237,438.70             7.232            79.82       599
250,001 - 275,000                        262,094.23             7.224            80.32       594
275,001 - 300,000                        286,789.72             7.217            77.92       598
300,001 - 333,700                        315,591.93             7.030            81.93       602
333,701 - 350,000                        341,289.74             7.270            80.43       598
350,001 - 600,000                        434,656.11             6.830            81.20       622
600,001 - 1,000,000                      700,002.29             6.664            82.94       646
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Minimum: 5,000.00
Maximum: 900,000.00
Average: 190,881.79
Total: 877,292,686.75


2. Current Principal Balance ($)

Current
Principal                                     Aggregate Principal Balance as of   % of Aggregate Principal Balance
Balance ($)                 Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
0.01 - 25,000.00                        369                          $4,785,479                               0.55
25,000.01 - 50,000.00                   215                           7,849,373                               0.90
50,000.01 - 75,000.00                   268                          16,745,516                               1.92
75,000.01 - 100,000.00                  406                          35,872,623                               4.11
100,000.01 - 125,000.00                 511                          57,263,114                               6.56
125,000.01 - 150,000.00                 453                          62,436,633                               7.15
150,000.01 - 175,000.00                 346                          56,215,854                               6.44
175,000.01 - 200,000.00                 315                          59,104,479                               6.77
200,000.01 - 225,000.00                 268                          57,044,381                               6.53
225,000.01 - 250,000.00                 223                          53,048,788                               6.07
250,000.01 - 275,000.00                 203                          53,319,506                               6.11
275,000.01 - 300,000.00                 150                          43,176,943                               4.94
300,000.01 - 333,700.00                 187                          59,200,453                               6.78
333,700.01 - 350,000.00                  73                          25,003,285                               2.86
350,000.01 - 600,000.00                 546                         237,999,977                              27.25
600,000.01 - 1,000,000.00                63                          44,201,911                               5.06
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Minimum: 3,170.54
Maximum: 899,999.70
Average: 190,006.16
Current
Principal
Balance ($)                 Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
0.01 - 25,000.00                          12,968.78            11.576            96.50       618
25,000.01 - 50,000.00                     36,508.71            10.637            98.41       634
50,000.01 - 75,000.00                     62,483.27             9.352            85.65       606
75,000.01 - 100,000.00                    88,356.22             8.136            81.68       600
100,000.01 - 125,000.00                  112,060.89             7.778            82.28       605
125,000.01 - 150,000.00                  137,829.21             7.570            80.55       603
150,000.01 - 175,000.00                  162,473.57             7.356            79.85       600
175,000.01 - 200,000.00                  187,633.27             7.207            79.56       603
200,000.01 - 225,000.00                  212,852.17             7.210            79.69       604
225,000.01 - 250,000.00                  237,886.94             7.238            79.73       599
250,000.01 - 275,000.00                  262,657.66             7.221            80.45       595
275,000.01 - 300,000.00                  287,846.29             7.184            77.90       598
300,000.01 - 333,700.00                  316,579.96             7.046            81.85       601
333,700.01 - 350,000.00                  342,510.75             7.222            80.65       601
350,000.01 - 600,000.00                  435,897.39             6.830            81.18       622
600,000.01 - 1,000,000.00                701,617.63             6.673            82.98       646
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Minimum: 3,170.54
Maximum: 899,999.70
Average: 190,006.16


3. Mortgage Rate (%)

Mortgage                                      Aggregate Principal Balance as of   % of Aggregate Principal Balance
Rate (%)                    Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
<= 4.999                                  8                          $2,515,807                               0.29
5.000 - 5.499                            55                          18,570,131                               2.13
5.500 - 5.999                           266                          73,075,450                               8.37
6.000 - 6.499                           443                         114,957,047                              13.16
6.500 - 6.999                           835                         217,897,846                              24.95
7.000 - 7.499                           597                         130,835,858                              14.98
7.500 - 7.999                           713                         142,650,205                              16.34
8.000 - 8.499                           334                          56,566,128                               6.48
8.500 - 8.999                           393                          56,571,349                               6.48
9.000 - 9.499                           147                          17,372,154                               1.99
9.500 - 9.999                           122                          12,961,187                               1.48
10.000 - 10.499                          65                           5,787,463                               0.66
10.500 - 10.999                         120                           8,553,920                               0.98
11.000 - 11.499                         126                           5,883,382                               0.67
11.500 - 11.999                         147                           4,917,118                               0.56
12.000 - 12.499                         159                           2,539,238                               0.29
12.500 - 12.999                          48                           1,182,790                               0.14
13.000 - 13.499                          16                             407,270                               0.05
13.500 - 13.999                           2                              23,973                               0.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Minimum: 4.890
Maximum: 13.750
Weighted Average: 7.276
Mortgage
Rate (%)                    Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
<= 4.999                                 314,475.83             4.978            80.00       694
5.000 - 5.499                            337,638.75             5.292            79.17       664
5.500 - 5.999                            274,719.74             5.817            79.64       646
6.000 - 6.499                            259,496.72             6.262            79.57       628
6.500 - 6.999                            260,955.50             6.761            81.32       619
7.000 - 7.499                            219,155.54             7.254            80.78       601
7.500 - 7.999                            200,070.41             7.738            81.92       594
8.000 - 8.499                            169,359.67             8.234            82.19       587
8.500 - 8.999                            143,947.45             8.727            81.13       576
9.000 - 9.499                            118,177.92             9.229            81.42       584
9.500 - 9.999                            106,239.24             9.710            76.13       561
10.000 - 10.499                           89,037.89            10.210            78.82       571
10.500 - 10.999                           71,282.66            10.755            84.31       601
11.000 - 11.499                           46,693.51            11.207            92.06       618
11.500 - 11.999                           33,449.78            11.697            90.60       598
12.000 - 12.499                           15,970.05            12.152            93.28       606
12.500 - 12.999                           24,641.46            12.705            96.87       621
13.000 - 13.499                           25,454.38            13.059            98.51       622
13.500 - 13.999                           11,986.54            13.750            85.00       559
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Minimum: 4.890
Maximum: 13.750
Weighted Average: 7.276


4. Original Terms (mos.)

Original
Terms                                         Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
1 - 180                                 319                          $5,728,577                               0.66
181 - 240                               109                           4,056,909                               0.46
241 - 360                             4,168                         863,482,831                              98.88
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Minimum: 60
Maximum: 360
Weighted Average: 358.08
Original
Terms
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
1 - 180                                   17,957.92            10.364            87.27       623
181 - 240                                 37,219.34             9.782            92.40       628
241 - 360                                207,169.59             7.243            80.99       609
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Minimum: 60
Maximum: 360
Weighted Average: 358.08


5. Remaining Terms (mos.)

Remaining
Terms                                         Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Jan-60                                   21                            $176,747                               0.02
61 - 120                                210                           2,232,246                               0.26
121 - 180                                88                           3,319,585                               0.38
181 - 240                               109                           4,056,909                               0.46
301 - 360                             4,168                         863,482,831                              98.88
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Minimum: 53
Maximum: 355
Weighted Average: 352.36
Remaining
Terms
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Jan-60                                     8,416.50            11.860            94.53       625
61 - 120                                  10,629.74            11.636            94.42       616
121 - 180                                 37,722.56             9.429            82.08       627
181 - 240                                 37,219.34             9.782            92.40       628
301 - 360                                207,169.59             7.243            80.99       609
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Minimum: 53
Maximum: 355
Weighted Average: 352.36


6. Mortgage Insurance

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Mortgage Insurance          Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
No                                    4,596                        $873,268,316                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00

Mortgage Insurance          Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
No                                       190,006.16             7.276            81.09       610
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610


7. Lien Position

Lien                                          Aggregate Principal Balance as of   % of Aggregate Principal Balance
Position                    Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
1st Lien                              3,841                        $846,675,595                              96.95
2nd Lien                                755                          26,592,722                               3.05
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Lien
Position                    Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
1st Lien                                 220,431.03             7.167            80.52       609
2nd Lien                                  35,222.15            10.733            99.02       642
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610


8. Seasoning (mos.)

Seasoning                                     Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
 5                                    1,825                        $370,073,036                              42.38
 6                                    2,302                         411,545,519                              47.13
 7                                      357                          69,344,174                               7.94
 8                                       57                          12,188,921                               1.40
 9                                       34                           5,957,502                               0.68
 10                                      11                           2,080,697                               0.24
 11                                       6                           1,065,573                               0.12
 12                                       4                           1,012,894                               0.12
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Minimum: 5
Maximum: 12
Weighted Average: 5.73
Seasoning
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
 5                                       202,779.75             7.151            81.58       613
 6                                       178,777.38             7.374            80.75       608
 7                                       194,241.38             7.332            80.60       603
 8                                       213,840.73             7.369            79.32       608
 9                                       175,220.64             7.502            80.96       615
 10                                      189,154.29             7.263            83.57       618
 11                                      177,595.52             6.752            83.26       638
 12                                      253,223.57             7.022            85.15       633
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Minimum: 5
Maximum: 12
Weighted Average: 5.73


9. Combined Original Loan-to-Value Ratio (%)

Combined
Original
Loan-to-Value                                 Aggregate Principal Balance as of   % of Aggregate Principal Balance
Ratio (%)                   Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
0.01 - 25.00                              4                            $387,225                               0.04
25.01 - 30.00                             5                             526,030                               0.06
30.01 - 35.00                             5                             821,794                               0.09
35.01 - 40.00                            22                           3,661,069                               0.42
40.01 - 45.00                            14                           3,368,781                               0.39
45.01 - 50.00                            28                           6,332,099                               0.73
50.01 - 55.00                            62                          12,869,201                               1.47
55.01 - 60.00                            66                          13,684,199                               1.57
60.01 - 65.00                           133                          30,158,301                               3.45
65.01 - 70.00                           184                          38,910,228                               4.46
70.01 - 75.00                           302                          65,110,403                               7.46
75.01 - 80.00                         1,603                         353,310,118                              40.46
80.01 - 85.00                           313                          72,188,659                               8.27
85.01 - 90.00                           965                         204,843,910                              23.46
90.01 - 95.00                           312                          19,197,550                               2.20
95.01 - 100.00                          578                          47,898,748                               5.48
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Minimum: 17.35
Maximum: 100.00
Weighted Average by Original Balance: 81.09
Weighted Average by Current Balance: 81.09
Combined
Original
Loan-to-Value
Ratio (%)                   Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
0.01 - 25.00                              96,806.32             7.190            21.30       599
25.01 - 30.00                            105,205.98             7.054            28.15       585
30.01 - 35.00                            164,358.84             7.438            34.50       597
35.01 - 40.00                            166,412.23             7.361            37.62       585
40.01 - 45.00                            240,627.23             7.457            42.51       590
45.01 - 50.00                            226,146.38             7.179            48.20       600
50.01 - 55.00                            207,567.76             7.133            52.66       580
55.01 - 60.00                            207,336.35             7.741            58.11       563
60.01 - 65.00                            226,754.14             7.688            63.24       567
65.01 - 70.00                            211,468.63             7.840            68.97       562
70.01 - 75.00                            215,597.36             7.590            74.05       568
75.01 - 80.00                            220,405.56             6.939            79.76       617
80.01 - 85.00                            230,634.69             7.043            84.58       600
85.01 - 90.00                            212,273.48             7.098            89.82       619
90.01 - 95.00                             61,530.61             8.167            94.69       645
95.01 - 100.00                            82,869.81             9.268            99.87       665
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Minimum: 17.35
Maximum: 100.00
Weighted Average by Original Balance: 81.09
Weighted Average by Current Balance: 81.09


10. Occupancy

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Occupancy                   Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Primary                               4,095                        $797,439,339                              91.32
Investment                              450                          64,338,268                               7.37
Second Home                              51                          11,490,710                               1.32
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00

Occupancy                   Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Primary                                  194,734.88             7.251            80.82       607
Investment                               142,973.93             7.626            84.22       631
Second Home                              225,308.03             7.010            81.95       638
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610


11. Property Type

Property                                      Aggregate Principal Balance as of   % of Aggregate Principal Balance
Type                        Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Single Family Residence               3,945                        $735,491,246                              84.22
2 Family                                338                          78,280,572                               8.96
Condo                                   226                          39,265,991                               4.50
3 Family                                 64                          14,993,670                               1.72
4 Family                                 23                           5,236,837                               0.60
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Property
Type                        Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Single Family Residence                  186,436.31             7.260            80.86       607
2 Family                                 231,599.33             7.330            82.26       628
Condo                                    173,743.32             7.435            82.13       624
3 Family                                 234,276.09             7.234            84.34       615
4 Family                                 227,688.58             7.586            77.70       599
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610


12. Purpose

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Purpose                     Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Refinance - Cashout                   2,208                        $459,777,065                              52.65
Purchase                              2,372                         410,685,624                              47.03
Refinance - Rate Term                    16                           2,805,628                               0.32
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00

Purpose                     Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Refinance - Cashout                      208,232.37             7.288            77.38       588
Purchase                                 173,138.96             7.261            85.26       634
Refinance - Rate Term                    175,351.73             7.525            77.60       574
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610


13. Documentation Level

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Documentation Level         Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Full Documentation                    3,416                        $593,977,188                              68.02
Stated Documentation                  1,096                         259,889,574                              29.76
EASY                                     84                          19,401,555                               2.22
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00

Documentation Level         Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Full Documentation                       173,880.91             7.129            82.17       603
Stated Documentation                     237,125.52             7.612            78.60       626
EASY                                     230,970.89             7.271            81.22       599
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610


14. Product Types

Product                                                             Aggregate Principal Balance as of
Types                                             Number of Loans             Cut-off Date
-----------------------------------------------   ---------------   ---------------------------------
Fixed - 5 Year                                                 21                            $176,747
Fixed - 10 Year                                               210                           2,232,246
Fixed - 15 Year                                                88                           3,319,585
Fixed - 20 Year                                               109                           4,056,909
Fixed - 30 Year                                               688                          91,700,738
ARM - 5 Year/6 Month                                           79                          17,828,142
ARM - 2 Year/6 Month LIBOR                                  3,003                         642,349,910
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only               292                          85,443,450
ARM - 3 Year/6 Month LIBOR                                     93                          21,958,252
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                13                           4,202,338
-----------------------------------------------   ---------------   ---------------------------------
Total:                                                      4,596                        $873,268,316
Product                                           % of Aggregate Principal Balance
Types                                                    as of Cut-off Date          Average Current Balance
-----------------------------------------------   --------------------------------   -----------------------
Fixed - 5 Year                                                                0.02                  8,416.50
Fixed - 10 Year                                                               0.26                 10,629.74
Fixed - 15 Year                                                               0.38                 37,722.56
Fixed - 20 Year                                                               0.46                 37,219.34
Fixed - 30 Year                                                              10.50                133,285.96
ARM - 5 Year/6 Month                                                          2.04                225,672.69
ARM - 2 Year/6 Month LIBOR                                                   73.56                213,902.73
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only                               9.78                292,614.55
ARM - 3 Year/6 Month LIBOR                                                    2.51                236,110.23
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                               0.48                323,256.81
-----------------------------------------------   --------------------------------   -----------------------
Total:                                                                      100.00                190,006.16
Product
Types                                             WA CombLTV (%)   WA FICO
-----------------------------------------------   --------------   -------
Fixed - 5 Year                                             94.53       625
Fixed - 10 Year                                            94.42       616
Fixed - 15 Year                                            82.08       627
Fixed - 20 Year                                            92.40       628
Fixed - 30 Year                                            83.46       628
ARM - 5 Year/6 Month                                       78.94       623
ARM - 2 Year/6 Month LIBOR                                 80.46       604
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            82.68       629
ARM - 3 Year/6 Month LIBOR                                 81.39       610
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only            81.03       646
-----------------------------------------------   --------------   -------
Total:                                                     81.09       610


15. State

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
State                       Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
California                            1,031                        $271,236,480                              31.06
New York                                419                         111,075,313                              12.72
New Jersey                              282                          67,505,086                               7.73
Other                                 2,864                         423,451,437                              48.49
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00

State                       Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
California                               263,080.97             6.941            79.18       612
New York                                 265,096.21             7.233            81.04       620
New Jersey                               239,379.74             7.512            79.72       600
Other                                    147,853.16             7.463            82.54       607
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610


16. Prepay Penalty

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Penalty              Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Has Prepay Penalty                    3,746                        $733,210,745                              83.96
None                                    850                         140,057,571                              16.04
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00

Prepay Penalty              Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Has Prepay Penalty                       195,731.65             7.219            81.02       610
None                                     164,773.61             7.575            81.40       609
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610


17. Original Prepayment Penalty Term (months)

Original
Prepayment
Penalty                                       Aggregate Principal Balance as of   % of Aggregate Principal Balance
Term (months)               Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
 0                                      850                        $140,057,571                              16.04
 12                                     658                         146,178,322                              16.74
 24                                   2,707                         518,052,305                              59.32
 36                                     381                          68,980,118                               7.90
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23
Original
Prepayment
Penalty
Term (months)               Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
 0                                       164,773.61             7.575            81.40       609
 12                                      222,155.50             7.380            81.39       616
 24                                      191,375.07             7.197            81.08       607
 36                                      181,050.18             7.042            79.83       618
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


18. FICO Score

FICO                                          Aggregate Principal Balance as of   % of Aggregate Principal Balance
Score                       Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
500 - 500                                12                          $2,293,032                               0.26
501 - 520                               239                          45,044,415                               5.16
521 - 540                               316                          58,135,130                               6.66
541 - 560                               456                          87,207,773                               9.99
561 - 580                               455                          82,343,068                               9.43
581 - 600                               678                         125,244,275                              14.34
601 - 620                               707                         131,344,018                              15.04
621 - 640                               521                          97,449,512                              11.16
641 - 660                               417                          82,731,880                               9.47
661 - 680                               320                          60,648,460                               6.94
681 - 700                               177                          38,338,738                               4.39
701 - 720                               127                          26,858,508                               3.08
721 - 740                                68                          13,713,325                               1.57
741 - 760                                62                          12,006,813                               1.37
761 - 780                                28                           6,858,533                               0.79
781 - 800                                13                           3,050,836                               0.35
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                4,596                        $873,268,316                             100.00
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 610
FICO
Score                       Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
500 - 500                                191,086.04             8.778            74.57       500
501 - 520                                188,470.35             8.444            73.34       511
521 - 540                                183,971.93             8.178            73.48       531
541 - 560                                191,245.12             7.613            77.43       552
561 - 580                                180,973.78             7.479            80.94       571
581 - 600                                184,726.07             7.114            80.72       591
601 - 620                                185,776.55             7.053            81.72       611
621 - 640                                187,043.21             6.996            83.11       630
641 - 660                                198,397.79             7.030            84.22       650
661 - 680                                189,526.44             6.958            84.12       670
681 - 700                                216,603.04             6.890            84.58       689
701 - 720                                211,484.31             6.921            85.51       711
721 - 740                                201,666.55             6.726            85.41       729
741 - 760                                193,658.28             7.102            87.88       750
761 - 780                                244,947.62             6.796            88.00       771
781 - 800                                234,679.72             6.905            86.59       788
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   190,006.16             7.276            81.09       610
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 610


19. FICO Score Matrix

                                           % of
                                         Mortgage
                                       Loan Pool by
                         Aggregate      Aggregate
                          Cut-off        Cut-off      Weighted
FICO                        Date           Date       Average      Max
Score                    Principal      Principal     Original   Original
Matrix                    Balance        Balance        LTV        LTV      % Full Doc
---------------------   ------------   ------------   --------   --------   ----------
<= 519                   $44,123,198           5.05      73.39      85.00        76.66
520 - 539                 57,899,397           6.63      73.14      85.00        62.56
540 - 559                 86,361,987           9.89      77.50     100.00        70.56
560 - 579                 79,492,916           9.10      80.62     100.00        74.21
580 - 599                124,386,134          14.24      80.62     100.00        81.30
600 - 619                129,507,871          14.83      81.72     100.00        81.22
620 - 639                104,084,593          11.92      83.09     100.00        68.44
640 - 659                 82,728,495           9.47      84.18     100.00        54.68
660 - 679                 59,708,333           6.84      84.07     100.00        51.57
680 - 699                 40,290,980           4.61      84.52     100.00        49.99
700 - 719                 26,381,594           3.02      86.52     100.00        42.33
720 - 739                 16,188,418           1.85      84.29     100.00        55.50
740 - 759                 11,546,050           1.32      88.30     100.00        39.30
760 - 779                  7,517,513           0.86      87.40     100.00        51.82
780 - 799                  3,050,836           0.35      86.59     100.00        55.70
Total:                  $873,268,316         100.00      81.09     100.00        68.02
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 610





FICO                                        Weighted   Weighted
Score                    % Owner            Average    Average
Matrix                  Occupancy   % IO     Coupon     Margin    % Silent Second
---------------------   ---------   -----   --------   --------   ---------------
<= 519                      94.74    0.00      8.426      6.990              2.52
520 - 539                   95.42    0.00      8.250      6.984              4.51
540 - 559                   94.27    0.38      7.636      6.983             19.99
560 - 579                   92.25    0.49      7.461      6.980             33.66
580 - 599                   93.49   17.26      7.134      6.964             45.22
600 - 619                   92.49   19.84      7.065      6.959             41.61
620 - 639                   89.87   12.49      6.985      6.940             51.97
640 - 659                   91.25   10.52      7.040      6.926             46.52
660 - 679                   87.95   12.67      6.986      6.901             47.97
680 - 699                   88.13   13.25      6.843      6.884             50.36
700 - 719                   83.91    9.12      7.040      6.898             40.79
720 - 739                   82.85   10.89      6.625      6.764             52.96
740 - 759                   72.71    8.17      7.062      6.900             45.71
760 - 779                   88.43   24.23      6.851      6.795             58.83
780 - 799                   63.00    7.44      6.905      6.873             24.09
Total:                      91.32   10.27      7.276      6.948             37.69
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 610


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Adjustable Rate







1. Original Principal Balance ($)

Original
Principal                                       Aggregate Original Principal      % of Aggregate Principal Balance
Balance ($)                 Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
25,001 - 50,000                           5                            $250,000                               0.03
50,001 - 75,000                         152                           9,660,770                               1.25
75,001 - 100,000                        324                          28,786,345                               3.71
100,001 - 125,000                       432                          48,526,721                               6.26
125,001 - 150,000                       409                          56,499,462                               7.28
150,001 - 175,000                       293                          47,558,607                               6.14
175,001 - 200,000                       292                          54,775,106                               7.07
200,001 - 225,000                       240                          51,216,487                               6.61
225,001 - 250,000                       211                          50,305,177                               6.49
250,001 - 275,000                       181                          47,662,027                               6.15
275,001 - 300,000                       138                          39,757,327                               5.13
300,001 - 333,700                       166                          52,667,919                               6.79
333,701 - 350,000                        68                          23,316,488                               3.01
350,001 - 600,000                       511                         223,640,581                              28.85
600,001 - 1,000,000                      58                          40,559,176                               5.24
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $775,182,193                             100.00
Minimum: 50,000.00
Maximum: 900,000.00
Average: 222,753.50
Total: 775,182,193.18
Original
Principal
Balance ($)                 Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
25,001 - 50,000                           49,840.02             9.288            73.85       610
50,001 - 75,000                           63,311.26             8.720            78.10       584
75,001 - 100,000                          88,452.15             7.852            79.74       593
100,001 - 125,000                        111,859.93             7.581            81.12       601
125,001 - 150,000                        137,437.46             7.493            80.49       601
150,001 - 175,000                        161,618.65             7.372            80.95       598
175,001 - 200,000                        186,772.42             7.209            79.54       601
200,001 - 225,000                        212,461.14             7.217            79.97       601
225,001 - 250,000                        237,405.99             7.247            79.90       596
250,001 - 275,000                        262,209.10             7.220            80.23       593
275,001 - 300,000                        286,814.60             7.235            78.35       596
300,001 - 333,700                        315,907.17             7.012            81.93       602
333,701 - 350,000                        341,305.28             7.323            80.18       596
350,001 - 600,000                        435,674.86             6.829            81.37       621
600,001 - 1,000,000                      696,914.89             6.679            82.84       645
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Minimum: 50,000.00
Maximum: 900,000.00
Average: 222,753.50
Total: 775,182,193.18


2. Current Principal Balance ($)

Current
Principal                                       Aggregate Original Principal      % of Aggregate Principal Balance
Balance ($)                 Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
25,000.01 - 50,000.00                     6                            $299,189                               0.04
50,000.01 - 75,000.00                   155                           9,872,457                               1.28
75,000.01 - 100,000.00                  324                          28,748,778                               3.72
100,000.01 - 125,000.00                 435                          48,772,591                               6.32
125,000.01 - 150,000.00                 409                          56,420,720                               7.31
150,000.01 - 175,000.00                 299                          48,577,583                               6.29
175,000.01 - 200,000.00                 281                          52,665,635                               6.82
200,000.01 - 225,000.00                 243                          51,714,550                               6.70
225,000.01 - 250,000.00                 207                          49,219,775                               6.38
250,000.01 - 275,000.00                 184                          48,309,358                               6.26
275,000.01 - 300,000.00                 139                          39,976,283                               5.18
300,000.01 - 333,700.00                 166                          52,608,851                               6.82
333,700.01 - 350,000.00                  68                          23,292,746                               3.02
350,000.01 - 600,000.00                 507                         221,480,750                              28.70
600,000.01 - 1,000,000.00                57                          39,822,828                               5.16
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Minimum: 49,785.76
Maximum: 899,999.70
Average: 221,776.46
Current
Principal
Balance ($)                 Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
25,000.01 - 50,000.00                     49,864.84             9.140            75.71       604
50,000.01 - 75,000.00                     63,693.27             8.706            78.19       584
75,000.01 - 100,000.00                    88,730.80             7.843            79.80       593
100,000.01 - 125,000.00                  112,120.90             7.579            81.15       601
125,000.01 - 150,000.00                  137,947.97             7.486            80.52       600
150,000.01 - 175,000.00                  162,466.83             7.367            81.00       599
175,000.01 - 200,000.00                  187,422.19             7.207            79.40       600
200,000.01 - 225,000.00                  212,817.08             7.220            79.94       600
225,000.01 - 250,000.00                  237,776.69             7.249            79.87       596
250,000.01 - 275,000.00                  262,550.86             7.230            80.35       593
275,000.01 - 300,000.00                  287,599.16             7.192            78.38       596
300,000.01 - 333,700.00                  316,920.79             7.032            81.84       601
333,700.01 - 350,000.00                  342,540.38             7.279            80.64       599
350,000.01 - 600,000.00                  436,845.66             6.830            81.32       621
600,000.01 - 1,000,000.00                698,646.10             6.688            82.88       645
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Minimum: 49,785.76
Maximum: 899,999.70
Average: 221,776.46


3. Mortgage Rate (%)

Mortgage                                        Aggregate Original Principal      % of Aggregate Principal Balance
Rate (%)                    Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
<= 4.999                                  8                          $2,515,807                               0.33
5.000 - 5.499                            55                          18,570,131                               2.41
5.500 - 5.999                           255                          69,292,986                               8.98
6.000 - 6.499                           396                         103,563,892                              13.42
6.500 - 6.999                           744                         193,744,458                              25.10
7.000 - 7.499                           543                         119,348,986                              15.46
7.500 - 7.999                           644                         130,470,832                              16.91
8.000 - 8.499                           300                          51,845,133                               6.72
8.500 - 8.999                           305                          49,064,457                               6.36
9.000 - 9.499                            96                          13,627,825                               1.77
9.500 - 9.999                            67                           9,939,133                               1.29
10.000 - 10.499                          30                           3,942,366                               0.51
10.500 - 10.999                          19                           3,368,190                               0.44
11.000 - 11.499                           7                           1,174,182                               0.15
11.500 - 11.999                           9                           1,012,031                               0.13
12.000 - 12.499                           1                             249,560                               0.03
12.500 - 12.999                           1                              52,124                               0.01
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Minimum: 4.890
Maximum: 12.850
Weighted Average: 7.164
Mortgage
Rate (%)                    Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
<= 4.999                                 314,475.83             4.978            80.00       694
5.000 - 5.499                            337,638.75             5.292            79.17       664
5.500 - 5.999                            271,737.20             5.809            79.58       645
6.000 - 6.499                            261,524.98             6.260            79.72       624
6.500 - 6.999                            260,409.22             6.761            81.39       617
7.000 - 7.499                            219,795.55             7.253            81.38       600
7.500 - 7.999                            202,594.46             7.738            82.33       593
8.000 - 8.499                            172,817.11             8.233            82.65       586
8.500 - 8.999                            160,867.07             8.723            79.93       569
9.000 - 9.499                            141,956.51             9.221            78.24       566
9.500 - 9.999                            148,345.27             9.710            70.78       543
10.000 - 10.499                          131,412.21            10.222            70.42       548
10.500 - 10.999                          177,273.16            10.806            62.12       551
11.000 - 11.499                          167,740.35            11.245            61.77       519
11.500 - 11.999                          112,447.92            11.614            60.93       530
12.000 - 12.499                          249,559.88            12.000            64.94       527
12.500 - 12.999                           52,123.86            12.850            60.00       559
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Minimum: 4.890
Maximum: 12.850
Weighted Average: 7.164


4. Original Terms (mos.)

Original
Terms                                           Aggregate Original Principal      % of Aggregate Principal Balance
(mos.)                      Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
241 - 360                             3,480                        $771,782,093                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Minimum: 358
Maximum: 360
Weighted Average: 360.00
Original
Terms
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
241 - 360                                221,776.46             7.164            80.70       607
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Minimum: 358
Maximum: 360
Weighted Average: 360.00


5. Remaining Terms (mos.)

Remaining Terms (mos.)
Terms                                           Aggregate Original Principal      % of Aggregate Principal Balance
(mos.)                      Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
301 - 360                             3,480                        $771,782,093                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Minimum: 348
Maximum: 355
Weighted Average: 354.27
Remaining Terms (mos.)
Terms
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
301 - 360                                221,776.46             7.164            80.70       607
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Minimum: 348
Maximum: 355
Weighted Average: 354.27


6. Mortgage Insurance

                                                Aggregate Original Principal      % of Aggregate Principal Balance
Mortgage Insurance          Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
No                                    3,480                        $771,782,093                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00

Mortgage Insurance          Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
No                                       221,776.46             7.164            80.70       607
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607


7. Lien Position

Lien                                            Aggregate Original Principal      % of Aggregate Principal Balance
Position                    Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
1st Lien                              3,480                        $771,782,093                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Lien
Position                    Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
1st Lien                                 221,776.46             7.164            80.70       607
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607


8. Seasoning (mos.)

Seasoning                                       Aggregate Original Principal      % of Aggregate Principal Balance
(mos.)                      Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
 5                                    1,362                        $323,446,856                              41.91
 6                                    1,720                         365,082,546                              47.30
 7                                      298                          62,816,483                               8.14
 8                                       56                          12,122,951                               1.57
 9                                       26                           4,573,967                               0.59
 10                                      10                           1,894,738                               0.25
 11                                       5                             959,878                               0.12
 12                                       3                             884,674                               0.11
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Minimum: 5
Maximum: 12
Weighted Average: 5.73
Seasoning
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
 5                                       237,479.34             7.054            81.31       610
 6                                       212,257.29             7.232            80.20       605
 7                                       210,793.57             7.269            80.49       603
 8                                       216,481.26             7.363            79.29       608
 9                                       175,921.79             7.697            81.00       603
 10                                      189,473.82             7.309            83.21       616
 11                                      191,975.60             6.736            83.62       643
 12                                      294,891.17             6.649            86.62       645
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Minimum: 5
Maximum: 12
Weighted Average: 5.73


9. Combined Original Loan-to-Value Ratio (%)

Combined
Original
Loan-to-Value                                   Aggregate Original Principal      % of Aggregate Principal Balance
Ratio (%)                   Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
0.01 - 25.00                              3                            $327,475                               0.04
25.01 - 30.00                             5                             526,030                               0.07
30.01 - 35.00                             3                             613,531                               0.08
35.01 - 40.00                            18                           3,057,318                               0.40
40.01 - 45.00                            12                           2,930,829                               0.38
45.01 - 50.00                            23                           5,355,351                               0.69
50.01 - 55.00                            51                          10,820,773                               1.40
55.01 - 60.00                            59                          11,696,175                               1.52
60.01 - 65.00                           112                          26,097,350                               3.38
65.01 - 70.00                           167                          35,665,904                               4.62
70.01 - 75.00                           278                          60,341,893                               7.82
75.01 - 80.00                         1,474                         326,158,523                              42.26
80.01 - 85.00                           255                          61,542,367                               7.97
85.01 - 90.00                           873                         187,459,687                              24.29
90.01 - 95.00                            48                          14,255,598                               1.85
95.01 - 100.00                           99                          24,933,289                               3.23
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Minimum: 17.35
Maximum: 100.00
Weighted Average by Original Balance: 80.70
Weighted Average by Current Balance: 80.70
Combined
Original
Loan-to-Value
Ratio (%)                   Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
0.01 - 25.00                             109,158.19             7.227            20.89       597
25.01 - 30.00                            105,205.98             7.054            28.15       585
30.01 - 35.00                            204,510.17             7.447            34.71       586
35.01 - 40.00                            169,850.99             7.344            37.61       584
40.01 - 45.00                            244,235.76             7.564            42.31       596
45.01 - 50.00                            232,841.36             7.131            48.27       594
50.01 - 55.00                            212,172.03             7.181            52.65       577
55.01 - 60.00                            198,240.26             7.809            58.16       559
60.01 - 65.00                            233,012.05             7.733            63.29       564
65.01 - 70.00                            213,568.29             7.870            68.94       557
70.01 - 75.00                            217,057.17             7.603            74.06       566
75.01 - 80.00                            221,274.44             6.920            79.77       616
80.01 - 85.00                            241,342.62             7.028            84.66       597
85.01 - 90.00                            214,730.45             7.092            89.86       616
90.01 - 95.00                            296,991.62             7.357            94.65       650
95.01 - 100.00                           251,851.40             8.084            99.83       683
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Minimum: 17.35
Maximum: 100.00
Weighted Average by Original Balance: 80.70
Weighted Average by Current Balance: 80.70


10. Occupancy

                                                Aggregate Original Principal      % of Aggregate Principal Balance
Occupancy                   Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Primary                               3,113                        $703,148,675                              91.11
Investment                              326                          58,027,759                               7.52
Second Home                              41                          10,605,659                               1.37
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00

Occupancy                   Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Primary                                  225,874.94             7.137            80.36       605
Investment                               177,999.26             7.543            84.64       630
Second Home                              258,674.60             6.918            81.73       638
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607


11. Property Type

Property                                        Aggregate Original Principal      % of Aggregate Principal Balance
Type                        Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Single Family Residence               2,976                        $648,257,432                              83.99
2 Family                                255                          68,103,261                               8.82
Condo                                   181                          35,932,249                               4.66
3 Family                                 50                          14,341,178                               1.86
4 Family                                 18                           5,147,973                               0.67
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Property
Type                        Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Single Family Residence                  217,828.44             7.147            80.41       604
2 Family                                 267,071.61             7.203            82.46       629
Condo                                    198,520.71             7.353            81.59       621
3 Family                                 286,823.56             7.144            84.30       612
4 Family                                 285,998.48             7.517            77.45       599
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607


12. Purpose

                                                Aggregate Original Principal      % of Aggregate Principal Balance
Purpose                     Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Refinance - Cashout                   1,775                        $398,076,146                              51.58
Purchase                              1,692                         371,154,026                              48.09
Refinance - Rate Term                    13                           2,551,921                               0.33
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00

Purpose                     Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Refinance - Cashout                      224,268.25             7.271            77.13       584
Purchase                                 219,358.17             7.048            84.54       633
Refinance - Rate Term                    196,301.59             7.333            77.25       574
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607


13. Documentation Level

                                                Aggregate Original Principal      % of Aggregate Principal Balance
Documentation Level         Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Full Documentation                    2,514                        $522,159,887                              67.66
Stated Documentation                    898                         233,482,087                              30.25
EASY                                     68                          16,140,118                               2.09
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00

Documentation Level         Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Full Documentation                       207,700.83             7.007            81.80       600
Stated Documentation                     260,002.32             7.503            78.28       624
EASY                                     237,354.68             7.348            80.08       589
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607


14. Product Types

Product                                                             Aggregate Principal Balance as of
Types                                             Number of Loans             Cut-off Date
-----------------------------------------------   ---------------   ---------------------------------
ARM - 5 Year/6 Month                                           79                         $17,828,142
ARM - 2 Year/6 Month LIBOR                                  3,003                         642,349,910
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only               292                          85,443,450
ARM - 3 Year/6 Month LIBOR                                     93                          21,958,252
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                13                           4,202,338
-----------------------------------------------   ---------------   ---------------------------------
Total:                                                      3,480                        $771,782,093
Product                                           % of Aggregate Principal Balance
Types                                                    as of Cut-off Date          Average Current Balance   WA Gross Coupon
-----------------------------------------------   --------------------------------   -----------------------   ---------------
ARM - 5 Year/6 Month                                                          2.31                225,672.69             6.839
ARM - 2 Year/6 Month LIBOR                                                   83.23                213,902.73             7.279
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only                              11.07                292,614.55             6.449
ARM - 3 Year/6 Month LIBOR                                                    2.85                236,110.23             6.993
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                               0.54                323,256.81             6.367
-----------------------------------------------   --------------------------------   -----------------------   ---------------
Total:                                                                      100.00                221,776.46             7.164
Product
Types                                             WA CombLTV (%)   WA FICO
-----------------------------------------------   --------------   -------
ARM - 5 Year/6 Month                                       78.94       623
ARM - 2 Year/6 Month LIBOR                                 80.46       604
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            82.68       629
ARM - 3 Year/6 Month LIBOR                                 81.39       610
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only            81.03       646
-----------------------------------------------   --------------   -------
Total:                                                     80.70       607


15. State

                                                Aggregate Original Principal      % of Aggregate Principal Balance
State                       Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
California                              803                        $241,992,288                              31.36
New York                                305                          91,200,940                              11.82
New Jersey                              233                          60,323,790                               7.82
Other                                 2,139                         378,265,075                              49.01
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00

State                       Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
California                               301,360.26             6.829            78.58       608
New York                                 299,019.47             7.150            81.64       620
New Jersey                               258,900.39             7.489            79.50       598
Other                                    176,842.02             7.330            82.02       605
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607


16. Prepay Penalty

                                                Aggregate Original Principal      % of Aggregate Principal Balance
Prepay Penalty              Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Has Prepay Penalty                    2,893                        $646,866,783                              83.81
None                                    587                         124,915,310                              16.19
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00

Prepay Penalty              Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Has Prepay Penalty                       223,597.23             7.117            80.69       607
None                                     212,802.91             7.406            80.75       607
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607


17. Original Prepayment Penalty Term (months)

Original
Prepayment
Penalty                                         Aggregate Original Principal      % of Aggregate Principal Balance
Term (months)               Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
 0                                      587                        $124,915,310                              16.19
 12                                     504                         125,343,270                              16.24
 24                                   2,251                         494,422,886                              64.06
 36                                     138                          27,100,627                               3.51
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22
Original
Prepayment
Penalty
Term (months)               Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
 0                                       212,802.91             7.406            80.75       607
 12                                      248,696.96             7.303            81.78       616
 24                                      219,645.88             7.084            80.46       605
 36                                      196,381.36             6.857            79.75       606
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


18. FICO Score

FICO                                            Aggregate Original Principal      % of Aggregate Principal Balance
Score                       Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
500 - 500                                12                          $2,293,032                               0.30
501 - 520                               228                          43,852,755                               5.68
521 - 540                               289                          52,825,306                               6.84
541 - 560                               385                          81,841,822                              10.60
561 - 580                               368                          76,348,469                               9.89
581 - 600                               518                         110,526,374                              14.32
601 - 620                               509                         116,546,464                              15.10
621 - 640                               365                          84,599,612                              10.96
641 - 660                               272                          67,374,785                               8.73
661 - 680                               203                          50,772,202                               6.58
681 - 700                               123                          32,234,847                               4.18
701 - 720                                89                          21,733,360                               2.82
721 - 740                                45                          11,802,335                               1.53
741 - 760                                40                           9,625,282                               1.25
761 - 780                                22                           6,560,576                               0.85
781 - 800                                12                           2,844,871                               0.37
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                3,480                        $771,782,093                             100.00
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 607
FICO
Score                       Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
500 - 500                                191,086.04             8.778            74.57       500
501 - 520                                192,336.64             8.415            73.26       511
521 - 540                                182,786.53             8.184            73.67       531
541 - 560                                212,576.16             7.574            77.56       552
561 - 580                                207,468.66             7.424            80.97       571
581 - 600                                213,371.38             6.968            80.62       591
601 - 620                                228,971.44             6.874            81.32       611
621 - 640                                231,779.76             6.794            82.38       630
641 - 660                                247,701.41             6.807            83.96       650
661 - 680                                250,109.37             6.767            83.15       670
681 - 700                                262,071.93             6.752            83.98       689
701 - 720                                244,195.06             6.852            85.78       711
721 - 740                                262,274.12             6.444            85.64       729
741 - 760                                240,632.06             6.946            87.01       750
761 - 780                                298,208.00             6.670            87.61       771
781 - 800                                237,072.61             6.898            86.34       788
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   221,776.46             7.164            80.70       607
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 607


19. FICO Score Matrix

                                           % of
                                         Mortgage
                                       Loan Pool by
                         Aggregate      Aggregate
                          Cut-off        Cut-off      Weighted
FICO                        Date           Date       Average      Max
Score                    Principal      Principal     Original   Original
Matrix                    Balance        Balance        LTV        LTV      % Full Doc
---------------------   ------------   ------------   --------   --------   ----------
<= 519                   $42,931,538           5.56      73.31      85.00        76.52
520 - 539                 52,788,989           6.84      73.31      85.00        61.38
540 - 559                 81,033,028          10.50      77.63      90.00        69.14
560 - 579                 73,974,110           9.58      80.65      90.00        74.35
580 - 599                109,913,207          14.24      80.52      95.00        82.01
600 - 619                114,249,558          14.80      81.35     100.00        81.39
620 - 639                 91,659,185          11.88      82.39     100.00        66.41
640 - 659                 67,138,838           8.70      83.91     100.00        54.01
660 - 679                 50,031,919           6.48      83.03     100.00        49.49
680 - 699                 33,822,867           4.38      83.95     100.00        49.02
700 - 719                 20,901,447           2.71      87.07     100.00        36.35
720 - 739                 14,118,721           1.83      84.15     100.00        59.11
740 - 759                  9,193,589           1.19      87.55     100.00        33.90
760 - 779                  7,180,225           0.93      86.96     100.00        51.76
780 - 799                  2,844,871           0.37      86.34     100.00        52.49
---------------------   ------------   ------------   --------   --------   ----------
Total:                  $771,782,093         100.00      80.70     100.00        67.66
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 607





FICO                                        Weighted   Weighted
Score                    % Owner            Average    Average
Matrix                  Occupancy   % IO     Coupon     Margin    % Silent Second
---------------------   ---------   -----   --------   --------   ---------------
<= 519                      94.60    0.00      8.396      6.990              2.06
520 - 539                   95.93    0.00      8.266      6.984              4.95
540 - 559                   94.27    0.41      7.596      6.983             20.75
560 - 579                   92.36    0.53      7.412      6.980             35.69
580 - 599                   92.98   19.53      6.986      6.964             48.78
600 - 619                   92.72   22.48      6.885      6.959             45.92
620 - 639                   89.13   14.19      6.800      6.940             56.66
640 - 659                   90.83   12.96      6.816      6.926             54.92
660 - 679                   86.69   15.13      6.780      6.901             54.11
680 - 699                   87.92   15.78      6.681      6.884             56.86
700 - 719                   81.46   11.51      7.038      6.898             44.58
720 - 739                   82.72   12.49      6.345      6.764             60.12
740 - 759                   67.49   10.26      6.905      6.900             57.41
760 - 779                   89.41   25.37      6.710      6.795             60.21
780 - 799                   67.56    7.98      6.898      6.873             25.84
---------------------   ---------   -----   --------   --------   ---------------
Total:                      91.11   11.62      7.164      6.948             40.95
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 607


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Fixed Rate


1. Original Principal Balance ($)

Original
Principal                                       Aggregate Original Principal      % of Aggregate Principal Balance
Balance ($)                 Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
1 - 25,000                              366                          $4,827,039                               4.66
25,001 - 50,000                         210                           7,580,554                               7.44
50,001 - 75,000                         114                           6,925,213                               6.75
75,001 - 100,000                         83                           7,230,933                               7.09
100,001 - 125,000                        76                           8,525,387                               8.37
125,001 - 150,000                        42                           5,741,259                               5.63
150,001 - 175,000                        49                           7,977,020                               7.82
175,001 - 200,000                        33                           6,274,325                               6.15
200,001 - 225,000                        25                           5,335,638                               5.23
225,001 - 250,000                        16                           3,826,500                               3.75
250,001 - 275,000                        17                           4,463,690                               4.37
275,001 - 300,000                        13                           3,746,610                               3.67
300,001 - 333,700                        22                           6,926,736                               6.79
333,701 - 350,000                         4                           1,371,146                               1.34
350,001 - 600,000                        40                          16,950,053                              16.62
600,001 - 1,000,000                       6                           4,408,391                               4.31
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $102,110,494                             100.00
Minimum: 5,000.00
Maximum: 850,000.00
Average: 91,496.86
Total: 102,110,493.57
1. Original Principal Balance ($)

Original
Principal
Balance ($)                 Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
1 - 25,000                                12,927.47            11.604            96.46       617
25,001 - 50,000                           35,952.11            10.689            99.44       636
50,001 - 75,000                           60,108.72            10.282            96.20       636
75,001 - 100,000                          86,732.25             9.326            89.40       628
100,001 - 125,000                        111,717.41             8.923            88.78       624
125,001 - 150,000                        136,108.68             8.386            81.44       636
150,001 - 175,000                        161,992.24             7.300            72.49       603
175,001 - 200,000                        189,057.85             7.197            81.29       626
200,001 - 225,000                        212,197.38             7.087            76.20       637
225,001 - 250,000                        237,870.06             7.030            78.74       639
250,001 - 275,000                        260,871.13             7.275            81.27       615
275,001 - 300,000                        286,525.68             7.026            73.36       620
300,001 - 333,700                        313,213.28             7.167            81.93       598
333,701 - 350,000                        341,025.57             6.360            84.70       634
350,001 - 600,000                        421,641.59             6.835            78.94       636
600,001 - 1,000,000                      729,847.24             6.532            83.91       662
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Minimum: 5,000.00
Maximum: 850,000.00
Average: 91,496.86
Total: 102,110,493.57


2. Current Principal Balance ($)

Current
Principal                                     Aggregate Principal Balance as of   % of Aggregate Principal Balance
Balance ($)                 Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
0.01 - 25,000.00                        369                          $4,785,479                               4.72
25,000.01 - 50,000.00                   209                           7,550,184                               7.44
50,000.01 - 75,000.00                   113                           6,873,059                               6.77
75,000.01 - 100,000.00                   82                           7,123,845                               7.02
100,000.01 - 125,000.00                  76                           8,490,523                               8.37
125,000.01 - 150,000.00                  44                           6,015,913                               5.93
150,000.01 - 175,000.00                  47                           7,638,271                               7.53
175,000.01 - 200,000.00                  34                           6,438,845                               6.34
200,000.01 - 225,000.00                  25                           5,329,831                               5.25
225,000.01 - 250,000.00                  16                           3,829,013                               3.77
250,000.01 - 275,000.00                  19                           5,010,148                               4.94
275,000.01 - 300,000.00                  11                           3,200,660                               3.15
300,000.01 - 333,700.00                  21                           6,591,602                               6.50
333,700.01 - 350,000.00                   5                           1,710,539                               1.69
350,000.01 - 600,000.00                  39                          16,519,227                              16.28
600,000.01 - 1,000,000.00                 6                           4,379,083                               4.31
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Minimum: 3,170.54
Maximum: 844,883.82
Average: 90,937.48
Current
Principal
Balance ($)                 Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
0.01 - 25,000.00                          12,968.78            11.576            96.50       618
25,000.01 - 50,000.00                     36,125.28            10.696            99.31       635
50,000.01 - 75,000.00                     60,823.53            10.280            96.36       637
75,000.01 - 100,000.00                    86,876.16             9.319            89.29       628
100,000.01 - 125,000.00                  111,717.41             8.923            88.78       624
125,000.01 - 150,000.00                  136,725.30             8.352            80.88       632
150,000.01 - 175,000.00                  162,516.41             7.284            72.58       604
175,000.01 - 200,000.00                  189,377.79             7.207            80.84       624
200,000.01 - 225,000.00                  213,193.24             7.117            77.34       641
225,000.01 - 250,000.00                  239,313.34             7.091            77.86       632
250,000.01 - 275,000.00                  263,692.00             7.130            81.40       619
275,000.01 - 300,000.00                  290,969.11             7.076            71.93       618
300,000.01 - 333,700.00                  313,885.82             7.164            81.97       598
333,700.01 - 350,000.00                  342,107.81             6.439            80.71       627
350,000.01 - 600,000.00                  423,569.92             6.837            79.24       637
600,000.01 - 1,000,000.00                729,847.24             6.532            83.91       662
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Minimum: 3,170.54
Maximum: 844,883.82
Average: 90,937.48


3. Mortgage Rate (%)

Mortgage                                      Aggregate Principal Balance as of   % of Aggregate Principal Balance
Rate (%)                    Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
5.500 - 5.999                            11                          $3,782,464                               3.73
6.000 - 6.499                            47                          11,393,155                              11.23
6.500 - 6.999                            91                          24,153,388                              23.80
7.000 - 7.499                            54                          11,486,873                              11.32
7.500 - 7.999                            69                          12,179,374                              12.00
8.000 - 8.499                            34                           4,720,996                               4.65
8.500 - 8.999                            88                           7,506,892                               7.40
9.000 - 9.499                            51                           3,744,329                               3.69
9.500 - 9.999                            55                           3,022,054                               2.98
10.000 - 10.499                          35                           1,845,096                               1.82
10.500 - 10.999                         101                           5,185,729                               5.11
11.000 - 11.499                         119                           4,709,200                               4.64
11.500 - 11.999                         138                           3,905,086                               3.85
12.000 - 12.499                         158                           2,289,678                               2.26
12.500 - 12.999                          47                           1,130,666                               1.11
13.000 - 13.499                          16                             407,270                               0.40
13.500 - 13.999                           2                              23,973                               0.02
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Minimum: 5.750
Maximum: 13.750
Weighted Average: 8.124
Mortgage
Rate (%)                    Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
5.500 - 5.999                            343,860.35             5.978            80.83       670
6.000 - 6.499                            242,407.55             6.285            78.19       664
6.500 - 6.999                            265,421.84             6.760            80.74       632
7.000 - 7.499                            212,719.86             7.262            74.56       607
7.500 - 7.999                            176,512.66             7.732            77.52       601
8.000 - 8.499                            138,852.81             8.240            77.10       595
8.500 - 8.999                             85,305.59             8.754            88.96       618
9.000 - 9.499                             73,418.22             9.259            92.99       651
9.500 - 9.999                             54,946.44             9.710            93.74       623
10.000 - 10.499                           52,717.04            10.184            96.76       620
10.500 - 10.999                           51,343.86            10.722            98.73       634
11.000 - 11.499                           39,573.11            11.198            99.61       642
11.500 - 11.999                           28,297.73            11.718            98.29       615
12.000 - 12.499                           14,491.63            12.168            96.37       615
12.500 - 12.999                           24,056.73            12.698            98.57       624
13.000 - 13.499                           25,454.38            13.059            98.51       622
13.500 - 13.999                           11,986.54            13.750            85.00       559
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Minimum: 5.750
Maximum: 13.750
Weighted Average: 8.124


4. Original Terms (mos.)

Original
Terms                                         Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
1 - 180                                 319                          $5,728,577                               5.64
181 - 240                               109                           4,056,909                               4.00
241 - 360                               688                          91,700,738                              90.36
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Minimum: 60
Maximum: 360
Weighted Average: 343.51
Original
Terms
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
1 - 180                                   17,957.92            10.364            87.27       623
181 - 240                                 37,219.34             9.782            92.40       628
241 - 360                                133,285.96             7.911            83.46       628
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Minimum: 60
Maximum: 360
Weighted Average: 343.51


5. Remaining Terms (mos.)

Remaining
Terms                                         Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Jan-60                                   21                            $176,747                               0.17
61 - 120                                210                           2,232,246                               2.20
121 - 180                                88                           3,319,585                               3.27
181 - 240                               109                           4,056,909                               4.00
301 - 360                               688                          91,700,738                              90.36
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Minimum: 53
Maximum: 355
Weighted Average: 337.85
Remaining
Terms
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Jan-60                                     8,416.50            11.860            94.53       625
61 - 120                                  10,629.74            11.636            94.42       616
121 - 180                                 37,722.56             9.429            82.08       627
181 - 240                                 37,219.34             9.782            92.40       628
301 - 360                                133,285.96             7.911            83.46       628
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Minimum: 53
Maximum: 355
Weighted Average: 337.85


6. Mortgage Insurance

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Mortgage Insurance          Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
No                                    1,116                        $101,486,224                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00

Mortgage Insurance          Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
No                                        90,937.48             8.124            84.03       627
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627


7. Lien Position

Lien                                          Aggregate Principal Balance as of   % of Aggregate Principal Balance
Position                    Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
1st Lien                                361                         $74,893,502                              73.80
2nd Lien                                755                          26,592,722                              26.20
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Lien
Position                    Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
1st Lien                                 207,461.22             7.198            78.71       622
2nd Lien                                  35,222.15            10.733            99.02       642
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627


8. Seasoning (mos.)

Seasoning                                     Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
 5                                      463                         $46,626,179                              45.94
 6                                      582                          46,462,973                              45.78
 7                                       59                           6,527,691                               6.43
 8                                        1                              65,971                               0.07
 9                                        8                           1,383,535                               1.36
 10                                       1                             185,959                               0.18
 11                                       1                             105,695                               0.10
 12                                       1                             128,221                               0.13
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Minimum: 5
Maximum: 12
Weighted Average: 5.67
Seasoning
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
 5                                       100,704.49             7.830            83.46       629
 6                                        79,833.29             8.487            85.05       628
 7                                       110,638.82             7.934            81.70       605
 8                                        65,970.60             8.500            85.00       622
 9                                       172,941.89             6.857            80.84       654
 10                                      185,959.05             6.800            87.26       636
 11                                      105,695.11             6.900            80.00       597
 12                                      128,220.75             9.600            75.00       550
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Minimum: 5
Maximum: 12
Weighted Average: 5.67


9. Combined Original Loan-to-Value Ratio (%)

Combined
Original
Loan-to-Value                                 Aggregate Principal Balance as of   % of Aggregate Principal Balance
Ratio (%)                   Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
0.01 - 25.00                              1                             $59,751                               0.06
30.01 - 35.00                             2                             208,264                               0.21
35.01 - 40.00                             4                             603,751                               0.59
40.01 - 45.00                             2                             437,952                               0.43
45.01 - 50.00                             5                             976,747                               0.96
50.01 - 55.00                            11                           2,048,428                               2.02
55.01 - 60.00                             7                           1,988,024                               1.96
60.01 - 65.00                            21                           4,060,951                               4.00
65.01 - 70.00                            17                           3,244,324                               3.20
70.01 - 75.00                            24                           4,768,510                               4.70
75.01 - 80.00                           129                          27,151,595                              26.75
80.01 - 85.00                            58                          10,646,292                              10.49
85.01 - 90.00                            92                          17,384,223                              17.13
90.01 - 95.00                           264                           4,941,952                               4.87
95.01 - 100.00                          479                          22,965,460                              22.63
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Minimum: 23.53
Maximum: 100.00
Weighted Average by Original Balance: 84.04
Weighted Average by Current Balance: 84.03
Combined
Original
Loan-to-Value
Ratio (%)                   Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
0.01 - 25.00                              59,750.70             6.990            23.53       609
30.01 - 35.00                            104,131.84             7.413            33.87       628
35.01 - 40.00                            150,937.82             7.449            37.70       591
40.01 - 45.00                            218,976.05             6.743            43.80       549
45.01 - 50.00                            195,349.47             7.442            47.86       631
50.01 - 55.00                            186,220.70             6.879            52.73       592
55.01 - 60.00                            284,003.46             7.343            57.86       589
60.01 - 65.00                            193,378.64             7.401            62.96       583
65.01 - 70.00                            190,842.58             7.516            69.37       618
70.01 - 75.00                            198,687.93             7.432            73.81       602
75.01 - 80.00                            210,477.48             7.161            79.65       624
80.01 - 85.00                            183,556.76             7.130            84.14       613
85.01 - 90.00                            188,958.94             7.168            89.39       647
90.01 - 95.00                             18,719.52            10.503            94.79       630
95.01 - 100.00                            47,944.59            10.553            99.92       646
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Minimum: 23.53
Maximum: 100.00
Weighted Average by Original Balance: 84.04
Weighted Average by Current Balance: 84.03


10. Occupancy

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Occupancy                   Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Primary                                 982                         $94,290,664                              92.91
Investment                              124                           6,310,509                               6.22
Second Home                              10                             885,051                               0.87
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00

Occupancy                   Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Primary                                   96,019.01             8.106            84.27       627
Investment                                50,891.20             8.389            80.41       638
Second Home                               88,505.11             8.116            84.70       641
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627


11. Property Type

Property                                      Aggregate Principal Balance as of   % of Aggregate Principal Balance
Type                        Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Single Family Residence                 969                         $87,233,814                              85.96
2 Family                                 83                          10,177,311                              10.03
Condo                                    45                           3,333,742                               3.28
3 Family                                 14                             652,492                               0.64
4 Family                                  5                              88,865                               0.09
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Property
Type                        Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Single Family Residence                   90,024.58             8.098            84.23       627
2 Family                                 122,618.21             8.185            80.91       615
Condo                                     74,083.15             8.325            87.96       654
3 Family                                  46,606.56             9.212            85.37       689
4 Family                                  17,772.93            11.557            91.84       617
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627


12. Purpose

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Purpose                     Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Refinance - Cashout                     433                         $61,700,919                              60.80
Purchase                                680                          39,531,598                              38.95
Refinance - Rate Term                     3                             253,707                               0.25
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00

Purpose                     Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Refinance - Cashout                      142,496.35             7.394            78.98       617
Purchase                                  58,134.70             9.254            91.94       644
Refinance - Rate Term                     84,569.00             9.459            81.15       577
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627


13. Documentation Level

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Documentation Level         Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Full Documentation                      902                         $71,817,301                              70.77
Stated Documentation                    198                          26,407,487                              26.02
EASY                                     16                           3,261,436                               3.21
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00

Documentation Level         Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Full Documentation                        79,620.07             8.014            84.86       621
Stated Documentation                     133,371.14             8.574            81.43       642
EASY                                     203,839.78             6.891            86.87       649
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627


14. Product Types

Product                                                             Aggregate Principal Balance as of
Types                                             Number of Loans             Cut-off Date
-----------------------------------------------   ---------------   ---------------------------------
Fixed - 5 Year                                                 21                            $176,747
Fixed - 10 Year                                               210                           2,232,246
Fixed - 15 Year                                                88                           3,319,585
Fixed - 20 Year                                               109                           4,056,909
Fixed - 30 Year                                               688                          91,700,738
-----------------------------------------------   ---------------   ---------------------------------
Total:                                                      1,116                        $101,486,224
Product                                           % of Aggregate Principal Balance
Types                                                    as of Cut-off Date          Average Current Balance   WA Gross Coupon
-----------------------------------------------   --------------------------------   -----------------------   ---------------
Fixed - 5 Year                                                                0.17                  8,416.50            11.860
Fixed - 10 Year                                                               2.20                 10,629.74            11.636
Fixed - 15 Year                                                               3.27                 37,722.56             9.429
Fixed - 20 Year                                                               4.00                 37,219.34             9.782
Fixed - 30 Year                                                              90.36                133,285.96             7.911
-----------------------------------------------   --------------------------------   -----------------------   ---------------
Total:                                                                      100.00                 90,937.48             8.124
Product
Types                                             WA CombLTV (%)   WA FICO
-----------------------------------------------   --------------   -------
Fixed - 5 Year                                             94.53       625
Fixed - 10 Year                                            94.42       616
Fixed - 15 Year                                            82.08       627
Fixed - 20 Year                                            92.40       628
Fixed - 30 Year                                            83.46       628
-----------------------------------------------   --------------   -------
Total:                                                     84.03       627


15. State

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
State                       Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
California                              228                         $29,244,192                              28.82
New York                                114                          19,874,373                              19.58
Florida                                 110                           8,774,350                               8.65
Other                                   664                          43,593,308                              42.95
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00

State                       Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
California                               128,264.00             7.869            84.17       640
New York                                 174,336.61             7.616            78.30       619
Florida                                   79,766.82             8.252            85.50       629
Other                                     65,652.57             8.501            86.27       622
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627


16. Prepay Penalty

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Penalty              Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Has Prepay Penalty                      853                         $86,343,962                              85.08
None                                    263                          15,142,261                              14.92
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00

Prepay Penalty              Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Has Prepay Penalty                       101,223.87             7.977            83.55       629
None                                      57,575.14             8.962            86.78       619
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627


17. Original Prepayment Penalty Term (months)

Original
Prepayment
Penalty                                       Aggregate Principal Balance as of   % of Aggregate Principal Balance
Term (months)               Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
 0                                      263                         $15,142,261                              14.92
 12                                     154                          20,835,052                              20.53
 24                                     456                          23,629,419                              23.28
 36                                     243                          41,879,491                              41.27
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27
Original
Prepayment
Penalty
Term (months)               Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
 0                                        57,575.14             8.962            86.78       619
 12                                      135,292.55             7.842            79.03       618
 24                                       51,818.90             9.542            94.05       643
 36                                      172,343.58             7.161            79.89       626
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


18. FICO Score

FICO                                          Aggregate Principal Balance as of   % of Aggregate Principal Balance
Score                       Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
501 - 520                                11                          $1,191,660                               1.17
521 - 540                                27                           5,309,824                               5.23
541 - 560                                71                           5,365,951                               5.29
561 - 580                                87                           5,994,599                               5.91
581 - 600                               160                          14,717,901                              14.50
601 - 620                               198                          14,797,554                              14.58
621 - 640                               156                          12,849,900                              12.66
641 - 660                               145                          15,357,096                              15.13
661 - 680                               117                           9,876,258                               9.73
681 - 700                                54                           6,103,891                               6.01
701 - 720                                38                           5,125,147                               5.05
721 - 740                                23                           1,910,990                               1.88
741 - 760                                22                           2,381,531                               2.35
761 - 780                                 6                             297,957                               0.29
781 - 800                                 1                             205,965                               0.20
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                1,116                        $101,486,224                             100.00
Non-Zero Minimum: 501
Maximum: 790
Non-Zero Weighted Average: 627
FICO
Score                       Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
501 - 520                                108,332.73             9.502            76.29       510
521 - 540                                196,660.14             8.120            71.66       529
541 - 560                                 75,576.77             8.208            75.40       550
561 - 580                                 68,903.44             8.178            80.57       570
581 - 600                                 91,986.88             8.215            81.49       591
601 - 620                                 74,735.12             8.466            84.87       610
621 - 640                                 82,371.15             8.330            87.95       631
641 - 660                                105,911.00             8.009            85.33       651
661 - 680                                 84,412.46             7.937            89.14       671
681 - 700                                113,035.02             7.622            87.75       689
701 - 720                                134,872.30             7.212            84.35       709
721 - 740                                 83,086.53             8.463            83.99       729
741 - 760                                108,251.40             7.731            91.38       750
761 - 780                                 49,659.57             9.571            96.49       774
781 - 800                                205,964.95             6.990            90.00       790
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                    90,937.48             8.124            84.03       627
Non-Zero Minimum: 501
Maximum: 790
Non-Zero Weighted Average: 627


19. FICO Score Matrix

                                           % of
                                         Mortgage
                                       Loan Pool by
                         Aggregate      Aggregate
                          Cut-off        Cut-off      Weighted
FICO                        Date           Date       Average      Max
Score                    Principal      Principal     Original   Original
Matrix                    Balance        Balance        LTV        LTV      % Full Doc
---------------------   ------------   ------------   --------   --------   ----------
<= 519                    $1,191,660           1.17      76.29      80.00        81.72
520 - 539                  5,110,408           5.04      71.33      85.00        74.69
540 - 559                  5,328,960           5.25      75.48     100.00        92.12
560 - 579                  5,518,806           5.44      80.11     100.00        72.41
580 - 599                 14,472,926          14.26      81.43     100.00        75.95
600 - 619                 15,258,313          15.03      84.43     100.00        79.94
620 - 639                 12,425,407          12.24      88.22     100.00        83.36
640 - 659                 15,589,658          15.36      85.30     100.00        57.53
660 - 679                  9,676,414           9.53      89.40     100.00        62.31
680 - 699                  6,468,113           6.37      87.49     100.00        55.03
700 - 719                  5,480,148            5.4      84.42     100.00        65.15
720 - 739                  2,069,697           2.04      85.20     100.00        30.82
740 - 759                  2,352,461           2.32      91.25     100.00        60.41
760 - 779                    337,288           0.33      96.90     100.00        53.12
780 - 799                    205,965            0.2      90.00      90.00       100.00
---------------------   ------------   ------------   --------   --------   ----------
Total:                  $101,486,224            100      84.03     100.00        70.77
Non-Zero Minimum: 501
Maximum: 790
Non-Zero Weighted Average: 627





FICO                                        Weighted   Weighted
Score                    % Owner            Average    Average
Matrix                  Occupancy   % IO     Coupon     Margin    % Silent Second
---------------------   ---------   -----   --------   --------   ---------------
<= 519                     100.00    0.00      9.502      0.000             19.25
520 - 539                   90.08    0.00      8.095      0.000              0.00
540 - 559                   94.18    0.00      8.243      0.000              8.43
560 - 579                   90.82    0.00      8.117      0.000              6.35
580 - 599                   97.37    0.00      8.254      0.000             18.25
600 - 619                   90.77    0.00      8.409      0.000              9.36
620 - 639                   95.33    0.00      8.348      0.000             17.38
640 - 659                   93.04    0.00      8.004      0.000             10.35
660 - 679                   94.46    0.00      8.055      0.000             16.21
680 - 699                   89.19    0.00      7.689      0.000             16.41
700 - 719                   93.28    0.00      7.047      0.000             26.37
720 - 739                   83.74    0.00      8.537      0.000              4.08
740 - 759                   93.11    0.00      7.676      0.000              0.00
760 - 779                   67.44    0.00      9.855      0.000             29.43
780 - 799                    0.00    0.00      6.990      0.000              0.00
---------------------   ---------   -----   --------   --------   ---------------
Total:                      92.91    0.00      8.124      0.000             12.94
Non-Zero Minimum: 501
Maximum: 790
Non-Zero Weighted Average: 627


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO


1. Original Principal Balance ($)

Original
Principal                                       Aggregate Original Principal      % of Aggregate Principal Balance
Balance ($)                 Number of Loans                Balance                       as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
75,001 - 100,000                          7                            $653,904                               0.73
100,001 - 125,000                        26                           2,877,001                               3.21
125,001 - 150,000                        22                           2,999,940                               3.35
150,001 - 175,000                        24                           3,874,439                               4.32
175,001 - 200,000                        26                           4,901,129                               5.47
200,001 - 225,000                        23                           4,948,173                               5.52
225,001 - 250,000                        27                           6,400,493                               7.14
250,001 - 275,000                        15                           3,895,170                               4.35
275,001 - 300,000                        12                           3,417,015                               3.81
300,001 - 333,700                        23                           7,306,500                               8.15
333,701 - 350,000                         1                             350,000                               0.39
350,001 - 600,000                        83                          37,070,710                              41.35
600,001 - 1,000,000                      16                          10,956,689                              12.22
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,651,163                             100.00
Minimum: 85,400.00
Maximum: 900,000.00
Average: 293,938.24
Total: 89,651,163.00
Original
Principal
Balance ($)                 Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
75,001 - 100,000                          93,414.86             7.257            84.10       601
100,001 - 125,000                        110,652.14             6.973            82.05       620
125,001 - 150,000                        136,358.06             6.708            80.20       617
150,001 - 175,000                        161,393.11             6.865            83.00       612
175,001 - 200,000                        188,491.51             6.471            80.13       627
200,001 - 225,000                        215,120.32             6.564            81.93       628
225,001 - 250,000                        237,050.33             6.500            82.76       627
250,001 - 275,000                        259,677.52             6.579            80.95       608
275,001 - 300,000                        284,751.25             6.609            82.97       635
300,001 - 333,700                        317,643.80             6.350            84.31       617
333,701 - 350,000                        350,000.00             5.850            70.00       634
350,001 - 600,000                        446,621.12             6.365            82.98       638
600,001 - 1,000,000                      684,698.32             6.196            82.99       637
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Minimum: 85,400.00
Maximum: 900,000.00
Average: 293,938.24
Total: 89,651,163.00


2. Current Principal Balance ($)

Current
Principal                                     Aggregate Principal Balance as of   % of Aggregate Principal Balance
Balance ($)                 Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
75,000.01 - 100,000.00                    7                            $653,904                               0.73
100,000.01 - 125,000.00                  26                           2,876,956                               3.21
125,000.01 - 150,000.00                  22                           2,999,877                               3.35
150,000.01 - 175,000.00                  25                           4,048,361                               4.52
175,000.01 - 200,000.00                  25                           4,725,853                               5.27
200,000.01 - 225,000.00                  23                           4,947,767                               5.52
225,000.01 - 250,000.00                  27                           6,400,359                               7.14
250,000.01 - 275,000.00                  15                           3,895,163                               4.35
275,000.01 - 300,000.00                  12                           3,417,015                               3.81
300,000.01 - 333,700.00                  23                           7,305,807                               8.15
333,700.01 - 350,000.00                   1                             350,000                               0.39
350,000.01 - 600,000.00                  83                          37,069,553                              41.35
600,000.01 - 1,000,000.00                16                          10,955,173                              12.22
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Minimum: 85,400.00
Maximum: 899,999.70
Average: 293,920.62
Current
Principal
Balance ($)                 Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
75,000.01 - 100,000.00                    93,414.86             7.257            84.10       601
100,000.01 - 125,000.00                  110,652.14             6.973            82.05       620
125,000.01 - 150,000.00                  136,358.06             6.708            80.20       617
150,000.01 - 175,000.00                  161,934.42             6.881            82.87       616
175,000.01 - 200,000.00                  189,034.13             6.442            80.13       624
200,000.01 - 225,000.00                  215,120.32             6.564            81.93       628
225,000.01 - 250,000.00                  237,050.33             6.500            82.76       627
250,000.01 - 275,000.00                  259,677.52             6.579            80.95       608
275,000.01 - 300,000.00                  284,751.25             6.609            82.97       635
300,000.01 - 333,700.00                  317,643.80             6.350            84.31       617
333,700.01 - 350,000.00                  350,000.00             5.850            70.00       634
350,000.01 - 600,000.00                  446,621.12             6.365            82.98       638
600,000.01 - 1,000,000.00                684,698.32             6.196            82.99       637
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Minimum: 85,400.00
Maximum: 899,999.70
Average: 293,920.62


3. Mortgage Rate (%)

Mortgage                                      Aggregate Principal Balance as of   % of Aggregate Principal Balance
Rate (%)                    Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
<= 4.999                                  1                            $308,000                               0.34
5.000 - 5.499                            15                           6,339,391                               7.07
5.500 - 5.999                            59                          18,903,393                              21.09
6.000 - 6.499                            72                          22,842,473                              25.48
6.500 - 6.999                            95                          26,666,093                              29.75
7.000 - 7.499                            29                           7,025,209                               7.84
7.500 - 7.999                            27                           6,139,760                               6.85
8.000 - 8.499                             4                             938,210                               1.05
8.500 - 8.999                             3                             483,260                               0.54
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Minimum: 4.890
Maximum: 8.890
Weighted Average: 6.445
Mortgage
Rate (%)                    Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
<= 4.999                                 308,000.00             4.890            80.00       750
5.000 - 5.499                            422,626.07             5.311            80.61       681
5.500 - 5.999                            320,396.49             5.822            80.35       644
6.000 - 6.499                            317,256.57             6.258            81.24       627
6.500 - 6.999                            280,695.71             6.730            83.34       617
7.000 - 7.499                            242,248.60             7.231            86.26       610
7.500 - 7.999                            227,398.51             7.722            86.84       627
8.000 - 8.499                            234,552.50             8.198            97.31       608
8.500 - 8.999                            161,086.52             8.753            87.77       591
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Minimum: 4.890
Maximum: 8.890
Weighted Average: 6.445


4. Original Terms (mos.)

Original
Terms                                         Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
241 - 360                               305                         $89,645,788                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Minimum: 360
Maximum: 360
Weighted Average: 360.00
Original
Terms
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
241 - 360                                293,920.62             6.445            82.61       630
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Minimum: 360
Maximum: 360
Weighted Average: 360.00


5. Remaining Terms (mos.)

Remaining
Terms                                         Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
301 - 360                               305                         $89,645,788                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Minimum: 349
Maximum: 355
Weighted Average: 354.37
Remaining
Terms
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
301 - 360                                293,920.62             6.445            82.61       630
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Minimum: 349
Maximum: 355
Weighted Average: 354.37


6. Mortgage Insurance

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Mortgage Insurance          Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
No                                      305                         $89,645,788                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00

Mortgage Insurance          Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
No                                       293,920.62             6.445            82.61       630
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630


7. Lien Position

Lien                                          Aggregate Principal Balance as of   % of Aggregate Principal Balance
Position                    Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
1st Lien                                305                         $89,645,788                             100.00
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Lien
Position                    Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
1st Lien                                 293,920.62             6.445            82.61       630
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630


8. Seasoning (mos.)

Seasoning                                     Aggregate Principal Balance as of   % of Aggregate Principal Balance
(mos.)                      Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
 5                                      164                         $49,771,284                              55.52
 6                                      107                          30,276,338                              33.77
 7                                       17                           4,993,430                               5.57
 8                                       12                           3,211,936                               3.58
 9                                        2                             613,600                               0.68
 10                                       2                             499,200                               0.56
 11                                       1                             280,000                               0.31
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Minimum: 5
Maximum: 11
Weighted Average: 5.63
Seasoning
(mos.)                      Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
 5                                       303,483.44             6.249            82.09       637
 6                                       282,956.43             6.692            83.57       620
 7                                       293,731.19             6.601            83.64       626
 8                                       267,661.30             7.104            81.18       615
 9                                       306,800.00             6.725            80.00       624
 10                                      249,600.00             5.401            80.00       688
 11                                      280,000.00             5.600            80.00       727
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Minimum: 5
Maximum: 11
Weighted Average: 5.63


9. Combined Original Loan-to-Value Ratio (%)

Combined
Original
Loan-to-Value                                 Aggregate Principal Balance as of   % of Aggregate Principal Balance
Ratio (%)                   Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
45.01 - 50.00                             2                            $410,000                               0.46
50.01 - 55.00                             1                             405,000                               0.45
60.01 - 65.00                             1                             749,612                               0.84
65.01 - 70.00                             3                             697,430                               0.78
70.01 - 75.00                             6                           2,108,739                               2.35
75.01 - 80.00                           191                          52,152,756                              58.18
80.01 - 85.00                            28                          10,124,641                              11.29
85.01 - 90.00                            68                          21,294,463                              23.75
90.01 - 95.00                             2                             517,747                               0.58
95.01 - 100.00                            3                           1,185,400                               1.32
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Minimum: 49.06
Maximum: 100.00
Weighted Average by Original Balance: 82.61
Weighted Average by Current Balance: 82.61
Combined
Original
Loan-to-Value
Ratio (%)                   Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
45.01 - 50.00                            204,999.98             6.391            49.28       600
50.01 - 55.00                            405,000.00             5.500            51.53       588
60.01 - 65.00                            749,612.36             6.250            62.50       613
65.01 - 70.00                            232,476.67             6.188            69.82       618
70.01 - 75.00                            351,456.51             5.966            74.31       659
75.01 - 80.00                            273,051.08             6.278            79.97       637
80.01 - 85.00                            361,594.33             6.300            84.87       617
85.01 - 90.00                            313,153.87             6.898            89.90       617
90.01 - 95.00                            258,873.52             7.110            95.00       593
95.01 - 100.00                           395,133.33             8.090           100.00       682
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Minimum: 49.06
Maximum: 100.00
Weighted Average by Original Balance: 82.61
Weighted Average by Current Balance: 82.61


10. Occupancy

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Occupancy                   Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Primary                                 304                         $89,542,241                              99.88
Second Home                               1                             103,547                               0.12
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00

Occupancy                   Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Primary                                  294,546.85             6.443            82.59       630
Second Home                              103,547.03             7.950            95.00       631
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630


11. Property Type

Property                                      Aggregate Principal Balance as of   % of Aggregate Principal Balance
Type                        Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Single Family Residence                 272                         $80,769,136                              90.10
Condo                                    25                           5,466,739                               6.10
2 Family                                  8                           3,409,913                               3.80
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Property
Type                        Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Single Family Residence                  296,945.35             6.419            82.53       629
Condo                                    218,669.55             6.774            82.53       629
2 Family                                 426,239.17             6.536            84.52       660
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630


12. Purpose

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Purpose                     Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Purchase                                221                         $62,918,041                              70.19
Refinance - Cashout                      84                          26,727,747                              29.81
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00

Purpose                     Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Purchase                                 284,697.02             6.398            82.71       635
Refinance - Cashout                      318,187.47             6.556            82.37       620
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630


13. Documentation Level

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Documentation Level         Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Full Documentation                      275                         $77,843,872                              86.83
Stated Documentation                     25                          10,408,516                              11.61
EASY                                      5                           1,393,400                               1.55
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00

Documentation Level         Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Full Documentation                       283,068.63             6.442            82.94       623
Stated Documentation                     416,340.65             6.349            79.51       684
EASY                                     278,680.00             7.344            87.38       609
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630


14. Product Types

Product                                                             Aggregate Principal Balance as of
Types                                             Number of Loans             Cut-off Date
-----------------------------------------------   ---------------   ---------------------------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only               292                         $85,443,450
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                13                           4,202,338
-----------------------------------------------   ---------------   ---------------------------------
Total:                                                        305                         $89,645,788
Product                                           % of Aggregate Principal Balance
Types                                                    as of Cut-off Date          Average Current Balance   WA Gross Coupon
-----------------------------------------------   --------------------------------   -----------------------   ---------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only                              95.31                292,614.55             6.449
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only                               4.69                323,256.81             6.367
-----------------------------------------------   --------------------------------   -----------------------   ---------------
Total:                                                                      100.00                293,920.62             6.445
Product
Types                                             WA CombLTV (%)   WA FICO
-----------------------------------------------   --------------   -------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only            82.68       629
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only            81.03       646
-----------------------------------------------   --------------   -------
Total:                                                     82.61       630


15. State

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
State                       Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
California                              144                         $52,676,256                              58.76
Maryland                                 16                           4,636,011                               5.17
Florida                                  21                           4,560,127                               5.09
Other                                   124                          27,773,395                              30.98
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00

State                       Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
California                               365,807.33             6.268            82.24       633
Maryland                                 289,750.70             6.887            85.05       638
Florida                                  217,148.90             6.900            84.38       625
Other                                    223,978.99             6.633            82.60       625
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630


16. Prepay Penalty

                                              Aggregate Principal Balance as of   % of Aggregate Principal Balance
Prepay Penalty              Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
Has Prepay Penalty                      273                         $81,641,649                              91.07
None                                     32                           8,004,139                               8.93
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00

Prepay Penalty              Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
Has Prepay Penalty                       299,053.66             6.403            82.60       631
None                                     250,129.35             6.875            82.65       627
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630


17. Original Prepayment Penalty Term (months)

Original
Prepayment
Penalty                                       Aggregate Principal Balance as of   % of Aggregate Principal Balance
Term (months)               Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
 0                                       32                          $8,004,139                               8.93
 12                                      33                          12,636,015                              14.10
 24                                     227                          64,811,309                              72.30
 36                                      13                           4,194,326                               4.68
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23
Original
Prepayment
Penalty
Term (months)               Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
 0                                       250,129.35             6.875            82.65       627
 12                                      382,909.55             6.557            82.50       644
 24                                      285,512.37             6.390            82.61       628
 36                                      322,640.43             6.144            82.86       639
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


18. FICO Score

FICO                                          Aggregate Principal Balance as of   % of Aggregate Principal Balance
Score                       Number of Loans             Cut-off Date                     as of Cut-off Date
-------------------------   ---------------   ---------------------------------   --------------------------------
541 - 560                                 1                            $330,000                               0.37
561 - 580                                 4                           1,770,839                               1.98
581 - 600                                91                          22,947,127                              25.60
601 - 620                                89                          25,495,150                              28.44
621 - 640                                38                          10,513,337                              11.73
641 - 660                                25                           9,316,743                              10.39
661 - 680                                23                           7,293,663                               8.14
681 - 700                                11                           4,818,185                               5.37
701 - 720                                10                           2,753,196                               3.07
721 - 740                                 4                           1,415,824                               1.58
741 - 760                                 3                             943,120                               1.05
761 - 780                                 5                           1,821,485                               2.03
781 - 800                                 1                             227,120                               0.25
-------------------------   ---------------   ---------------------------------   --------------------------------
Total:                                  305                         $89,645,788                             100.00
Non-Zero Minimum: 550
Maximum: 784
Non-Zero Weighted Average: 630
FICO
Score                       Average Current Balance   WA Gross Coupon   WA CombLTV (%)   WA FICO
-------------------------   -----------------------   ---------------   --------------   -------
541 - 560                                330,000.00             5.990            76.57       550
561 - 580                                442,709.75             6.754            85.70       577
581 - 600                                252,166.23             6.676            82.10       591
601 - 620                                286,462.35             6.643            83.88       611
621 - 640                                276,666.76             6.258            82.87       630
641 - 660                                372,669.71             6.236            82.05       651
661 - 680                                317,115.79             6.237            82.25       669
681 - 700                                438,016.79             6.023            79.81       690
701 - 720                                275,319.60             6.109            81.01       711
721 - 740                                353,956.00             5.808            80.00       729
741 - 760                                314,373.33             5.718            80.00       745
761 - 780                                364,297.06             6.079            85.49       770
781 - 800                                227,120.00             5.950            80.00       784
-------------------------   -----------------------   ---------------   --------------   -------
Total:                                   293,920.62             6.445            82.61       630
Non-Zero Minimum: 550
Maximum: 784
Non-Zero Weighted Average: 630


19. FICO Score Matrix

                                           % of
                                         Mortgage
                                       Loan Pool by
                         Aggregate      Aggregate
                          Cut-off        Cut-off      Weighted
FICO                        Date           Date       Average      Max
Score                    Principal      Principal     Original   Original
Matrix                    Balance        Balance        LTV        LTV      % Full Doc
---------------------   ------------   ------------   --------   --------   ----------
540 - 559                   $330,000           0.37      76.57      76.57       100.00
560 - 579                    391,000           0.44      85.00      85.00       100.00
580 - 599                 21,464,264          23.94      82.15      95.00        95.68
600 - 619                 25,688,757          28.66      83.70     100.00        99.46
620 - 639                 13,003,931          14.51      83.33      95.00        96.83
640 - 659                  8,701,243           9.71      82.29      90.00        69.06
660 - 679                  7,567,663           8.44      82.16      90.00        70.23
680 - 699                  5,338,185           5.95      79.83      90.00        49.94
700 - 719                  2,405,294           2.68      81.16      90.00        73.27
720 - 739                  1,763,726           1.97      80.00      80.00        48.29
740 - 759                    943,120           1.05      80.00      80.00        22.05
760 - 779                  1,821,485           2.03      85.49     100.00        77.25
780 - 799                    227,120           0.25      80.00      80.00       100.00
---------------------   ------------   ------------   --------   --------   ----------
Total:                   $89,645,788         100.00      82.61     100.00        86.83
Non-Zero Minimum: 550
Maximum: 784
Non-Zero Weighted Average: 630





FICO                                        Weighted   Weighted
Score                    % Owner            Average    Average
Matrix                  Occupancy   % IO     Coupon     Margin    % Silent Second
---------------------   ---------   -----   --------   --------   ---------------
540 - 559                  100.00   100.00     5.990      6.940              0.00
560 - 579                  100.00   100.00     6.500      6.990              0.00
580 - 599                  100.00   100.00     6.677      6.934             69.28
600 - 619                  100.00   100.00     6.680      6.953             67.43
620 - 639                   99.20   100.00     6.293      6.904             58.37
640 - 659                  100.00   100.00     6.239      6.867             65.44
660 - 679                  100.00   100.00     6.174      6.787             75.74
680 - 699                  100.00   100.00     6.117      6.765             61.28
700 - 719                  100.00   100.00     6.205      6.899             83.54
720 - 739                  100.00   100.00     5.737      6.687            100.00
740 - 759                  100.00   100.00     5.718      6.573            100.00
760 - 779                  100.00   100.00     6.079      6.494             72.55
780 - 799                  100.00   100.00     5.950      6.900            100.00
---------------------   ---------   -----   --------   --------   ---------------
Total:                      99.88   100.00     6.445      6.888             67.76
Non-Zero Minimum: 550
Maximum: 784
Non-Zero Weighted Average: 630


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Second Lien


1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 755
Aggregate Principal Balance ($): 26,592,722
Weighted Average Current Mortgage Rate (%): 10.733
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 315
Weighted Average Stated Remaining Term (months): 310
Weighted Average Combined Original LTV (%): 99.02
% First Liens: 0.00
% Owner Occupied: 96.45
% Purchase: 85.71
% Full Documentation: 69.83
Non-Zero Weighted Average FICO Score: 642




2. Product Types

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
Product           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Types               Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
Fixed - 5 Year           21            $176,747                0.66%     11.860%          54          94.53%
Fixed - 10 Year         209           2,140,448                8.05      11.800          114          95.33
Fixed - 15 Year          77           1,492,399                5.61      11.591          175          95.86
Fixed - 20 Year         104           2,911,997               10.95      11.007          234          99.87
Fixed - 30 Year         344          19,871,131               74.72      10.503          354          99.58
Total:                  755         $26,592,722              100.00%     10.733%         310          99.02%




3. Range of Gross Interest Rates (%)

                                                      % of Mortgage      Weighted    Weighted
Range of                                              Loan Pool by       Average      Average      Weighted
Gross               Number of       Aggregate           Aggregate         Gross      Remaining     Average
Interest            Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
-----------------   ---------   -----------------   -----------------    --------    ---------   ------------
7.000% - 7.999%             2            $126,872                0.48%      7.981%         355          97.88%
8.000% - 8.999%            59           2,913,249               10.96       8.806          341          99.31
9.000% - 9.999%            83           4,544,722               17.09       9.503          333          99.32
10.000% - 10.999%         132           6,635,568               24.95      10.591          332          99.47
11.000% - 11.999%         256           8,520,722               32.04      11.433          308          99.28
12.000% - 12.999%         205           3,420,345               12.86      12.343          220          97.10
13.000% - 13.999%          18             431,243                1.62      13.097          254          97.76
Total:                    755         $26,592,722              100.00%     10.733%         310          99.02%
Minimum: 7.975%
Maximum: 13.750%
Weighted Average: 10.733%




4. Range of Cut-off Date Principal Balances ($)

                                                        % of Mortgage      Weighted    Weighted
Range of                                                Loan Pool by       Average      Average      Weighted
Cut-off               Number of       Aggregate           Aggregate         Gross      Remaining     Average
Date Principal        Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Balances ($)            Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
-------------------   ---------   -----------------   -----------------    --------    ---------   ------------
$1 - $25,000                369          $4,785,479               18.00%     11.576%         163          96.50%
$25,001 - $50,000           206           7,401,734               27.83      10.710          334          99.74
$50,001 - $75,000            99           6,025,424               22.66      10.498          347          99.41
$75,001 - $100,000           39           3,325,336               12.50      10.648          345          99.25
$100,001 - $125,000          29           3,253,305               12.23      10.504          342          99.62
$125,001 - $150,000          12           1,632,012                6.14      10.035          355         100.00
$150,001 - $175,000           1             169,432                0.64       8.990          354         100.00
Total:                      755         $26,592,722              100.00%     10.733%         310          99.02%
Minimum: $3,171
Maximum: $169,432
Average: $35,222




5. Original Terms (month)

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
Original          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Terms             Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
(month)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
60                       21            $176,747                0.66%     11.860%          54          94.53%
120                     209           2,140,448                8.05      11.800          114          95.33
180                      77           1,492,399                5.61      11.591          175          95.86
240                     104           2,911,997               10.95      11.007          234          99.87
360                     344          19,871,131               74.72      10.503          354          99.58
Total:                  755         $26,592,722              100.00%     10.733%         310          99.02%
Minimum: 60
Maximum: 360
Weighted Average: 315




6. Range of Remaining Terms (month)

                                                    % of Mortgage      Weighted    Weighted
Range of                                            Loan Pool by       Average      Average      Weighted
Remaining         Number of       Aggregate           Aggregate         Gross      Remaining     Average
Terms             Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
(month)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
Jan-60                   21            $176,747                0.66%     11.860%          54          94.53%
61 - 120                209           2,140,448                8.05      11.800          114          95.33
121 - 180                77           1,492,399                5.61      11.591          175          95.86
181 - 240               104           2,911,997               10.95      11.007          234          99.87
301 - 360               344          19,871,131               74.72      10.503          354          99.58
Total:                  755         $26,592,722              100.00%     10.733%         310          99.02%
Minimum: 53
Maximum: 355
Weighted Average: 310




7. Range of Combined Original LTV Ratios (%)

                                                     % of Mortgage      Weighted    Weighted
Range of                                             Loan Pool by       Average      Average      Weighted
Combined           Number of       Aggregate           Aggregate         Gross      Remaining     Average
Original           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
LTV Ratios (%)       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
----------------   ---------   -----------------   -----------------    --------    ---------   ------------
80.01% - 85.00%            9            $137,011                0.52%     12.056%         143          84.43%
85.01% - 90.00%           13             202,006                0.76      11.426          201          89.68
90.01% - 95.00%          259           3,862,927               14.53      11.388          197          94.73
95.01% - 100.00%         474          22,390,779               84.20      10.605          331          99.94
Total:                   755         $26,592,722              100.00%     10.733%         310          99.02%
Minimum: 82.68%
Maximum: 100.00%
Weighted Average: 99.02%




8. Range of Gross Margins (%)

                                                      % of Mortgage      Weighted    Weighted
Range                                                 Loan Pool by       Average      Average      Weighted
of                 Number of       Aggregate            Aggregate         Gross      Remaining     Average
Gross              Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Margins (%)          Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
----------------   ---------   ------------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         755          $26,592,722              100.00%     10.733%         310          99.02%
Total:                   755          $26,592,722              100.00%     10.733%         310          99.02%
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




9. Range of Minimum Mortgage Rates (%)

Range                                                 % of Mortgage      Weighted    Weighted
of                                                    Loan Pool by       Average      Average      Weighted
Minimum            Number of       Aggregate            Aggregate         Gross      Remaining     Average
Mortgage           Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)            Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
----------------   ---------   ------------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         755          $26,592,722              100.00%     10.733%         310          99.02%
Total:                   755          $26,592,722              100.00%     10.733%         310          99.02%
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




10. Range of Maximum Mortgage Rates (%)

Range                                                 % of Mortgage      Weighted    Weighted
of                                                    Loan Pool by       Average      Average      Weighted
Maximum            Number of       Aggregate            Aggregate         Gross      Remaining     Average
Mortgage           Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)            Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
----------------   ---------   ------------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         755          $26,592,722              100.00%     10.733%         310          99.02%
Total:                   755          $26,592,722              100.00%     10.733%         310          99.02%
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




11. Initial Cap (%)

                                                      % of Mortgage      Weighted    Weighted
                                                      Loan Pool by       Average      Average      Weighted
                   Number of       Aggregate            Aggregate         Gross      Remaining     Average
                   Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Initial Cap (%)      Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
----------------   ---------   ------------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         755          $26,592,722              100.00%     10.733%         310          99.02%
Total:                   755          $26,592,722              100.00%     10.733%         310          99.02%
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




12. Periodic Cap (%)

                                                      % of Mortgage      Weighted    Weighted
                                                      Loan Pool by       Average      Average      Weighted
                   Number of       Aggregate            Aggregate         Gross      Remaining     Average
Periodic           Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Cap (%)              Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
----------------   ---------   ------------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         755          $26,592,722              100.00%     10.733%         310          99.02%
Total:                   755          $26,592,722              100.00%     10.733%         310          99.02%
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%




13. Next Rate Adjustment Date

                                                      % of Mortgage      Weighted    Weighted
Next                                                  Loan Pool by       Average      Average      Weighted
Rate               Number of       Aggregate            Aggregate         Gross      Remaining     Average
Adjustment         Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Date                 Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
----------------   ---------   ------------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         755          $26,592,722              100.00%     10.733%         310          99.02%
Total:                   755          $26,592,722              100.00%     10.733%         310          99.02%
Non-Zero Weighted Average: 0




14. Geographical Distribution

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
Geographical      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Distribution        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
California              147          $8,777,225               33.01%     10.306%         333          99.24%
New York                 51           2,364,694                8.89      11.058          302          98.45
Florida                  73           1,968,018                7.40      10.772          285          99.14
Maryland                 51           1,559,323                5.86      10.889          306          98.81
Illinois                 46           1,114,223                4.19      11.043          291          98.71
Georgia                  45           1,033,963                3.89      11.136          283          99.31
Massachusetts            22           1,026,683                3.86      10.908          324          98.85
Colorado                 26             881,421                3.31      10.595          321          99.38
Washington               23             864,164                3.25      10.577          317          98.77
New Jersey               19             732,381                2.75      11.034          309          99.03
Hawaii                   10             668,849                2.52      10.893          350          99.10
Other                   242           5,601,777               21.07      11.024          285          98.96
Total:                  755         $26,592,722              100.00%     10.733%         310          99.02%
Number of States Represented: 39




15. Occupancy

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate            Aggregate         Gross      Remaining     Average
                  Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Occupancy           Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
Primary                 661          $25,648,560               96.45%     10.681%         317          99.19%
Investment               88              890,307                3.35      12.137          124          94.33
Second Home               6               53,855                0.20      12.190          102          95.00
Total:                  755          $26,592,722              100.00%     10.733%         310          99.02%




16. Property Types

                                                             % of Mortgage      Weighted    Weighted
                                                             Loan Pool by       Average      Average      Weighted
                          Number of       Aggregate            Aggregate         Gross      Remaining     Average
Property                  Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Types                       Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
-----------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Single Family Residence         653          $22,719,150               85.43%     10.725%         310          99.11%
2-4 Family                       68            2,530,454                9.52      11.067          300          98.17
Condo                            34            1,343,118                5.05      10.235          320          99.10
Total:                          755          $26,592,722              100.00%     10.733%         310          99.02%




17. Loan Purpose

                                                           % of Mortgage      Weighted    Weighted
                                                           Loan Pool by       Average      Average      Weighted
                        Number of       Aggregate            Aggregate         Gross      Remaining     Average
Loan                    Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Purpose                   Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Purchase                      598          $22,793,474               85.71%     10.697%         316          99.33%
Refinance - Cashout           156            3,788,506               14.25      10.943          273          97.17
Refinance - Rate Term           1               10,742                0.04      10.990          115          95.00
Total:                        755          $26,592,722              100.00%     10.733%         310          99.02%




18. Documentation Level

                                                          % of Mortgage      Weighted    Weighted
                                                          Loan Pool by       Average      Average      Weighted
                       Number of       Aggregate            Aggregate         Gross      Remaining     Average
Documentation          Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Level                    Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
--------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Full Documentation           630          $18,570,322               69.83%     10.637%         299          98.85%
Stated Documentation         120            7,938,703               29.85      10.940          336          99.51
Easy Documentation             5               83,696                0.31      12.138          160          91.96
Total:                       755          $26,592,722              100.00%     10.733%         310          99.02%




19. Original Prepayment Penalty Term (months)

                                                    % of Mortgage      Weighted    Weighted
Original                                            Loan Pool by       Average      Average      Weighted
Prepayment        Number of       Aggregate           Aggregate         Gross      Remaining     Average
Penalty           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Term (months)       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
0                       211          $5,720,612               21.51%     11.190%         291          98.99%
12                       81           3,155,287               11.87      10.846          302          98.83
24                      425          16,435,896               61.81      10.605          317          99.07
36                       38           1,280,927                4.82      10.045          323          99.05
Total:                  755         $26,592,722              100.00%     10.733%         310          99.02%
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23




20. Lien Position

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate            Aggregate         Gross      Remaining     Average
Lien              Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Position            Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
2nd Lien                755          $26,592,722              100.00%     10.733%         310          99.02%
Total:                  755          $26,592,722              100.00%     10.733%         310          99.02%




21. FICO Score

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
FICO              Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Score               Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
521 - 540                 1             $17,345                0.07%     11.490%         115          85.00%
541 - 560                37             451,042                1.70      12.208          138          94.34
561 - 580                60             867,965                3.26      11.757          193          96.35
581 - 600               105           3,109,305               11.69      11.478          303          98.93
601 - 620               155           5,114,765               19.23      11.069          311          99.29
621 - 640               112           4,294,785               16.15      11.107          316          99.30
641 - 660                98           4,652,903               17.50      10.431          329          99.36
661 - 680                88           3,557,736               13.38      10.023          316          99.11
681 - 700                37           1,830,916                6.89       9.836          323          99.12
701 - 720                24             985,156                3.70       9.945          316          99.17
721 - 740                18             738,227                2.78      10.118          317          98.57
741 - 760                15             773,884                2.91      10.294          331          99.59
761 - 780                 5             198,691                0.75      10.361          317          99.73
Total:                  755         $26,592,722              100.00%     10.733%         310          99.02%
Minimum: 532
Maximum: 777
Weighted Average: 642

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-make or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should b based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communicatio is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such pers Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

No Manufactured Housing

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Non-Owner Occupied


1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 501
Aggregate Principal Balance ($): 75,828,978
Weighted Average Current Mortgage Rate (%): 7.533
Non-Zero Weighted Average Margin (%): 6.970
Non-Zero Weighted Average Maximum Rate (%): 14.447
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 355
Weighted Average Stated Remaining Term (months): 349
Weighted Average Combined Original LTV (%): 83.88
% First Liens: 98.75
% Owner Occupied: 0.00
% Purchase: 62.52
% Full Documentation: 79.93
Non-Zero Weighted Average FICO Score: 632




2. Product Types

                                                                                    % of Mortgage
                                                                                    Loan Pool by
                                                  Number of       Aggregate           Aggregate
Product                                           Mortgage      Cut-off Date        Cut-off Date
Types                                               Loans     Principal Balance   Principal Balance
-----------------------------------------------   ---------   -----------------   -----------------
Fixed - 5 Year                                           10             $78,023                0.10%
Fixed - 10 Year                                          74             655,089                0.86
Fixed - 15 Year                                          14           1,110,845                1.46
Fixed - 30 Year                                          36           5,351,604                7.06
ARM - 2 Year/6 Month LIBOR                              354          66,679,535               87.93
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only           1             103,547                0.14
ARM - 3 Year/6 Month LIBOR                               10           1,568,890                2.07
ARM - 5 Year/6 Month LIBOR                                2             281,446                0.37
Total:                                                  501         $75,828,978              100.00%

                                                  Weighted    Weighted
                                                  Average      Average      Weighted
                                                   Gross      Remaining     Average
Product                                           Interest      Term        Combined
Types                                               Rate      (months)    Original LTV
-----------------------------------------------   --------    ---------   ------------
Fixed - 5 Year                                      12.039%          54          94.14%
Fixed - 10 Year                                     12.140          114          94.36
Fixed - 15 Year                                      8.689          174          78.40
Fixed - 30 Year                                      7.769          354          79.62
ARM - 2 Year/6 Month LIBOR                           7.441          354          84.36
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only      7.950          354          95.00
ARM - 3 Year/6 Month LIBOR                           7.533          354          76.83
ARM - 5 Year/6 Month LIBOR                           8.033          355          80.00
Total:                                               7.533%         349          83.88%




3. Range of Gross Interest Rates (%)

                                                      % of Mortgage      Weighted    Weighted
Range of                                              Loan Pool by       Average      Average      Weighted
Gross               Number of       Aggregate           Aggregate         Gross      Remaining     Average
Interest            Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
-----------------   ---------   -----------------   -----------------    --------    ---------   ------------
5.000% - 5.999%            13          $3,971,250                5.24%      5.670%         355          78.30%
6.000% - 6.999%            86          19,868,951               26.20       6.689          355          84.69
7.000% - 7.999%           167          32,885,767               43.37       7.493          351          85.58
8.000% - 8.999%           103          14,532,028               19.16       8.452          351          82.37
9.000% - 9.999%            28           2,786,212                3.67       9.436          354          73.04
10.000% - 10.999%          13             831,037                1.10      10.324          343          76.69
11.000% - 11.999%          18             199,575                0.26      11.613          125          94.93
12.000% - 12.999%          70             715,111                0.94      12.361          137          91.78
13.000% - 13.999%           3              39,047                0.05      13.250          149          94.94
Total:                    501         $75,828,978              100.00%      7.533%         349          83.88%
Minimum: 5.000%
Maximum: 13.250%
Weighted Average: 7.533%




4. Range of Cut-off Date Principal Balances ($)

                                                          % of Mortgage      Weighted    Weighted
Range of                                                  Loan Pool by       Average      Average      Weighted
Cut-off                 Number of       Aggregate           Aggregate         Gross      Remaining     Average
Date Principal          Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Balances ($)              Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------------   ---------   -----------------   -----------------    --------    ---------   ------------
$1 - $25,000                   92            $888,526                1.17%     12.135%         120          94.35%
$25,001 - $50,000               5             205,437                0.27      10.405          306          86.91
$50,001 - $75,000              37           2,297,880                3.03       9.009          354          79.10
$75,001 - $100,000             63           5,474,287                7.22       7.987          354          83.66
$100,001 - $125,000            58           6,433,675                8.48       7.894          354          85.42
$125,001 - $150,000            51           7,053,286                9.30       7.543          354          85.09
$150,001 - $175,000            38           6,247,445                8.24       7.421          354          82.92
$175,001 - $200,000            28           5,285,070                6.97       7.552          348          83.59
$200,001 - $225,000            21           4,468,842                5.89       7.557          346          87.90
$225,001 - $250,000            18           4,344,116                5.73       7.754          344          81.61
$250,001 - $275,000            19           4,991,672                6.58       7.348          345          86.02
$275,001 - $300,000             8           2,296,869                3.03       7.271          354          81.41
$300,001 - $325,000            12           3,776,502                4.98       7.282          354          81.13
$325,001 - $350,000            11           3,657,056                4.82       7.285          354          85.90
$350,001 - $375,000             6           2,179,206                2.87       6.780          354          86.62
$375,001 - $400,000             7           2,714,719                3.58       6.933          354          78.28
$400,001 - $425,000             7           2,863,522                3.78       7.082          354          82.37
$425,001 - $450,000             2             873,377                1.15       7.118          354          84.92
$450,001 - $475,000             2             923,359                1.22       7.428          354          87.55
$475,001 - $500,000             7           3,432,753                4.53       7.022          355          76.99
$500,001 - $750,000             8           4,576,639                6.04       7.285          355          88.16
$750,001 - $1,000,000           1             844,738                1.11       5.000          355          77.27
Total:                        501         $75,828,978              100.00%      7.533%         349          83.88%
Minimum: $4,625
Maximum: $844,738
Average: $151,355




5. Original Terms (month)

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
Original          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Terms             Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
(month)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
60                       10             $78,023                0.10%     12.039%          54          94.14%
120                      74             655,089                0.86      12.140          114          94.36
180                      14           1,110,845                1.46       8.689          174          78.40
359                       1              91,132                0.12       8.350          352          64.92
360                     402          73,893,890               97.45       7.469          354          83.88
Total:                  501         $75,828,978              100.00%      7.533%         349          83.88%
Minimum: 60
Maximum: 360
Weighted Average: 355




6. Range of Remaining Terms (month)

                                                    % of Mortgage      Weighted    Weighted
Range of                                            Loan Pool by       Average      Average      Weighted
Remaining         Number of       Aggregate           Aggregate         Gross      Remaining     Average
Terms             Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
(month)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
Jan-60                   10             $78,023                0.10%     12.039%          54          94.14%
61 - 120                 74             655,089                0.86      12.140          114          94.36
121 - 180                14           1,110,845                1.46       8.689          174          78.40
301 - 360               403          73,985,021               97.57       7.470          354          83.86
Total:                  501         $75,828,978              100.00%      7.533%         349          83.88%
Minimum: 53
Maximum: 355
Weighted Average: 349




7. Range of Combined Original LTV Ratios (%)

                                                     % of Mortgage      Weighted    Weighted
Range of                                             Loan Pool by       Average      Average      Weighted
Combined           Number of       Aggregate           Aggregate         Gross      Remaining     Average
Original           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
LTV Ratios (%)       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
----------------   ---------   -----------------   -----------------    --------    ---------   ------------
25.01% - 30.00%            1            $135,166                0.18%      6.750%         353          29.96%
45.01% - 50.00%            8           1,452,805                1.92       7.439          331          48.77
55.01% - 60.00%            4             625,584                0.82       7.382          354          58.09
60.01% - 65.00%           13           2,536,014                3.34       8.119          354          64.00
65.01% - 70.00%           10           2,079,866                2.74       7.812          354          67.66
70.01% - 75.00%           22           3,523,055                4.65       7.845          354          73.98
75.01% - 80.00%           90          16,665,491               21.98       7.624          350          79.65
80.01% - 85.00%           41           7,932,328               10.46       7.436          348          84.85
85.01% - 90.00%          222          39,219,475               51.72       7.330          354          89.94
90.01% - 95.00%           89           1,651,600                2.18      10.159          237          94.99
95.01% - 100.00%           1               7,594                0.01      12.250          114         100.00
Total:                   501         $75,828,978              100.00%      7.533%         349          83.88%
Minimum: 29.96%
Maximum: 100.00%
Weighted Average: 83.88%




8. Range of Gross Margins (%)

                                                     % of Mortgage      Weighted    Weighted
Range                                                Loan Pool by       Average      Average      Weighted
of                 Number of       Aggregate           Aggregate         Gross      Remaining     Average
Gross              Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Margins (%)          Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
----------------   ---------   -----------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         134          $7,195,560                9.49%      8.355%         301          80.93%
5.501% - 6.000%            1             844,738                1.11       5.000          355          77.27
6.001% - 6.500%            3             767,985                1.01       5.500          355          78.99
6.501% - 7.000%          362          66,921,125               88.25       7.499          354          84.35
7.501% - 8.000%            1              99,570                0.13       7.750          354          74.07
Total:                   501         $75,828,978              100.00%      7.533%         349          83.88%
Non-Zero Minimum: 5.950%
Maximum: 7.750%
Non-Zero Weighted Average: 6.970%




9. Range of Minimum Mortgage Rates (%)

Range                                                 % of Mortgage      Weighted    Weighted
of                                                    Loan Pool by       Average      Average      Weighted
Minimum             Number of       Aggregate           Aggregate         Gross      Remaining     Average
Mortgage            Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
-----------------   ---------   -----------------   -----------------    --------    ---------   ------------
Fixed Rate Loans          134          $7,195,560                9.49%      8.355%         301          80.93%
4.501% - 5.000%             1             844,738                1.11       5.000          355          77.27
5.001% - 5.500%             3             767,985                1.01       5.500          355          78.99
5.501% - 6.000%             9           2,277,840                3.00       5.966          354          78.39
6.001% - 6.500%            18           4,485,391                5.92       6.333          355          84.80
6.501% - 7.000%            66          15,278,588               20.15       6.812          354          84.96
7.001% - 7.500%            88          17,044,420               22.48       7.321          354          86.60
7.501% - 8.000%            68          13,409,606               17.68       7.802          354          86.59
8.001% - 8.500%            53           7,531,867                9.93       8.352          354          82.39
8.501% - 9.000%            31           4,133,726                5.45       8.799          354          79.16
9.001% - 9.500%            12           1,093,506                1.44       9.288          354          73.90
9.501% - 10.000%           11           1,204,468                1.59       9.777          354          74.00
10.001% - 10.500%           4             383,426                0.51      10.242          355          72.33
10.501% - 11.000%           2             125,733                0.17      10.833          355          74.44
12.501% - 13.000%           1              52,124                0.07      12.850          354          60.00
Total:                    501         $75,828,978              100.00%      7.533%         349          83.88%
Non-Zero Minimum: 5.000%
Maximum: 12.850%
Non-Zero Weighted Average: 7.442%




10. Range of Maximum Mortgage Rates (%)

Range                                                 % of Mortgage      Weighted    Weighted
of                                                    Loan Pool by       Average      Average      Weighted
Maximum             Number of       Aggregate           Aggregate         Gross      Remaining     Average
Mortgage            Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
-----------------   ---------   -----------------   -----------------    --------    ---------   ------------
Fixed Rate Loans          134          $7,195,560                9.49%      8.355%         301          80.93%
11.501% - 12.000%           1             844,738                1.11       5.000          355          77.27
12.001% - 12.500%           3             767,985                1.01       5.500          355          78.99
12.501% - 13.000%           9           2,277,840                3.00       5.966          354          78.39
13.001% - 13.500%          18           4,485,391                5.92       6.333          355          84.80
13.501% - 14.000%          66          15,278,588               20.15       6.812          354          84.96
14.001% - 14.500%          88          17,044,420               22.48       7.321          354          86.60
14.501% - 15.000%          67          12,794,164               16.87       7.787          354          86.19
15.001% - 15.500%          54           8,147,309               10.74       8.333          354          83.34
15.501% - 16.000%          31           4,133,726                5.45       8.799          354          79.16
16.001% - 16.500%          12           1,093,506                1.44       9.288          354          73.90
16.501% - 17.000%          11           1,204,468                1.59       9.777          354          74.00
17.001% - 17.500%           4             383,426                0.51      10.242          355          72.33
17.501% - 18.000%           2             125,733                0.17      10.833          355          74.44
19.501% - 20.000%           1              52,124                0.07      12.850          354          60.00
Total:                    501         $75,828,978              100.00%      7.533%         349          83.88%
Non-Zero Minimum: 12.000%
Maximum: 19.850%
Non-Zero Weighted Average: 14.447%




11. Initial Cap (%)

                                                      % of Mortgage      Weighted    Weighted
                                                      Loan Pool by       Average      Average      Weighted
                   Number of       Aggregate            Aggregate         Gross      Remaining     Average
                   Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Initial Cap (%)      Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
----------------   ---------   ------------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         134           $7,195,560                9.49%      8.355%         301          80.93%
3.00%                    367           68,633,418               90.51       7.447          354          84.19
Total:                   501          $75,828,978              100.00%      7.533%         349          83.88%
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%




12. Periodic Cap (%)

                                                      % of Mortgage      Weighted    Weighted
                                                      Loan Pool by       Average      Average      Weighted
                   Number of       Aggregate            Aggregate         Gross      Remaining     Average
Periodic           Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Cap (%)              Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
----------------   ---------   ------------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         134           $7,195,560                9.49%      8.355%         301          80.93%
1.50%                    367           68,633,418               90.51       7.447          354          84.19
Total:                   501          $75,828,978              100.00%      7.533%         349          83.88%
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%




13. Next Rate Adjustment Date

                                                     % of Mortgage      Weighted    Weighted
Next                                                 Loan Pool by       Average      Average      Weighted
Rate               Number of       Aggregate           Aggregate         Gross      Remaining     Average
Adjustment         Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Date                 Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
----------------   ---------   -----------------   -----------------    --------    ---------   ------------
Fixed Rate Loans         134          $7,195,560                9.49%      8.355%         301          80.93%
Jul-06                     2             278,601                0.37       8.416          351          83.15
Aug-06                     3             507,324                0.67       7.436          352          89.25
Sep-06                    26           4,766,271                6.29       7.522          353          84.82
Oct-06                   171          29,684,667               39.15       7.646          354          84.11
Nov-06                   153          31,546,219               41.60       7.230          355          84.50
Sep-07                     1             156,854                0.21       6.550          353          90.00
Oct-07                     4             726,892                0.96       7.016          354          67.02
Nov-07                     5             685,143                0.90       8.305          355          84.22
Nov-09                     2             281,446                0.37       8.033          355          80.00
Total:                   501         $75,828,978              100.00%      7.533%         349          83.88%
Non-Zero Weighted Average: 2006-10-26




14. Geographical Distribution

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
Geographical      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Distribution        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
California               81         $17,695,102               23.34%      7.379%         353          82.50%
New York                 44          10,617,913               14.00       7.580          341          83.70
Florida                  53           6,666,881                8.79       7.606          351          84.50
Illinois                 50           5,913,826                7.80       7.853          351          87.00
Maryland                 32           3,833,415                5.06       7.701          350          80.86
Nevada                   18           3,573,029                4.71       6.787          353          85.30
Georgia                  31           3,325,103                4.39       7.443          351          87.81
New Jersey               16           2,909,770                3.84       7.560          354          79.24
Massachusetts            11           2,649,464                3.49       7.207          352          81.63
Connecticut               9           1,956,355                2.58       7.224          352          83.34
Minnesota                18           1,873,565                2.47       7.457          347          90.17
Other                   138          14,814,554               19.54       7.782          347          84.27
Total:                  501         $75,828,978              100.00%      7.533%         349          83.88%
Number of States Represented: 33




15. Occupancy

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate            Aggregate         Gross      Remaining     Average
                  Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Occupancy           Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
Investment              450          $64,338,268               84.85%      7.626%         349          84.22%
Second Home              51           11,490,710               15.15       7.010          349          81.95
Total:                  501          $75,828,978              100.00%      7.533%         349          83.88%




16. Property Types

                                                             % of Mortgage      Weighted    Weighted
                                                             Loan Pool by       Average      Average      Weighted
                          Number of       Aggregate            Aggregate         Gross      Remaining     Average
Property                  Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Types                       Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
-----------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Single Family Residence         366          $51,424,900               67.82%      7.548%         350          84.48%
2-4 Family                       98           17,784,668               23.45       7.503          350          82.75
Condo                            37            6,619,410                8.73       7.492          346          82.22
Total:                          501          $75,828,978              100.00%      7.533%         349          83.88%




17. Loan Purpose

                                                           % of Mortgage      Weighted    Weighted
                                                           Loan Pool by       Average      Average      Weighted
                        Number of       Aggregate            Aggregate         Gross      Remaining     Average
Loan                    Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Purpose                   Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Purchase                      329          $47,407,926               62.52%      7.536%         350          87.27%
Refinance - Cashout           169           28,165,082               37.14       7.520          349          78.19
Refinance - Rate Term           3              255,970                0.34       8.308          354          80.79
Total:                        501          $75,828,978              100.00%      7.533%         349          83.88%




18. Documentation Level

                                                          % of Mortgage      Weighted    Weighted
                                                          Loan Pool by       Average      Average      Weighted
                       Number of       Aggregate            Aggregate         Gross      Remaining     Average
Documentation          Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Level                    Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
--------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Full Documentation           425          $60,612,426               79.93%      7.449%         349          85.52%
Stated Documentation          73           14,779,069               19.49       7.859          351          77.28
Easy Documentation             3              437,483                0.58       8.153          354          79.93
Total:                       501          $75,828,978              100.00%      7.533%         349          83.88%




19. Original Prepayment Penalty Term (months)

                                                    % of Mortgage      Weighted    Weighted
Original                                            Loan Pool by       Average      Average      Weighted
Prepayment        Number of       Aggregate           Aggregate         Gross      Remaining     Average
Penalty           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Term (months)       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
0                        92         $12,576,125               16.58%      7.682%         349          84.37%
12                       86          14,245,930               18.79       7.718          341          84.21
24                      285          44,078,952               58.13       7.427          352          84.21
36                       38           4,927,971                6.50       7.560          352          78.73
Total:                  501         $75,828,978              100.00%      7.533%         349          83.88%
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22




20. Lien Position

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate            Aggregate         Gross      Remaining     Average
Lien              Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Position            Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
1st Lien                407          $74,884,816               98.75%      7.475%         352          83.75%
2nd Lien                 94              944,162                1.25      12.140          123          94.37
Total:                  501          $75,828,978              100.00%      7.533%         349          83.88%




21. FICO Score

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
FICO              Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Score               Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
500 - 500                 1             $82,324                0.11%     10.240%         355          75.00%
501 - 520                10           2,290,945                3.02       8.513          354          72.00
521 - 540                19           2,599,412                3.43       8.711          337          79.55
541 - 560                37           5,359,276                7.07       8.428          353          76.14
561 - 580                41           6,527,450                8.61       8.028          353          78.90
581 - 600                48           7,785,055               10.27       7.654          352          81.04
601 - 620                62          10,076,402               13.29       7.523          352          85.76
621 - 640                71          10,037,504               13.24       7.428          349          88.11
641 - 660                49           7,177,094                9.46       7.363          345          88.97
661 - 680                57           7,302,288                9.63       7.114          345          85.55
681 - 700                28           4,918,278                6.49       7.159          351          86.46
701 - 720                27           4,056,273                5.35       6.890          343          81.74
721 - 740                19           2,664,738                3.51       6.475          350          83.25
741 - 760                21           2,953,137                3.89       7.306          350          88.95
761 - 780                 7             870,031                1.15       6.691          351          88.11
781 - 800                 4           1,128,771                1.49       7.164          354          87.57
Total:                  501         $75,828,978              100.00%      7.533%         349          83.88%
Minimum: 500
Maximum: 795
Weighted Average: 632

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-make or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should b based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communicatio is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such pers Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

                                            % of the pool   avg Loan size   avg FICO   LTV   Combined LTV (Inc. Sim Seconds)
-----------------------------------------   -------------   -------------   --------   ---   -------------------------------
all collateral                                     100.00      190,006.16        610   78.60                           86.55
FICO <600                                           44.92      185,555.17        559   77.11                           80.91
IO loans                                            10.27      293,920.62        630   82.61                           94.32
first liens that have a silent 2nd behind           37.69      209,129.39        628   83.22                           97.72
loans are greater than $600k                         5.06      701,617.63        646   82.98                           85.66
stated doc                                          29.76      237,125.52        626   76.15                           84.35
NIV doc                                                --              --     n/a      n/a                 n/a
DTI >=50                                            14.18      204,004.03        584   76.98                           79.87
fixed rate                                          11.62       90,937.48        627   62.63                           85.96

                                             <600    % of primary resi   % of stated doc    WAC     DTI    fixed %   IO loans
-----------------------------------------   ------   -----------------   ---------------   -----   -----   -------   --------
all collateral                               44.92               91.32             29.76   7.276   41.89     11.62      10.27
FICO <600                                   100.00               93.84             22.96   7.621   42.22      8.06       5.66
IO loans                                     24.75               99.88             11.61   6.445   38.57        --     100.00
first liens that have a silent 2nd behind    31.59               90.62             24.00   6.908   41.83      3.99      18.45
loans are greater than $600k                 14.33               95.23             30.96   6.673   37.29      9.91      24.78
stated doc                                   34.66               94.31            100.00   7.612   42.75     10.16       4.00
NIV doc                                      n/a            n/a                n/a          n/a     n/a      n/a       n/a
DTI >=50                                     64.86               91.00             23.33   7.286   52.36     11.38         --
fixed rate                                   31.16               92.91             26.02   8.124   40.97    100.00         --

                                            % of CA
-----------------------------------------   -------
all collateral                                31.06
FICO <600                                     29.37
IO loans                                      58.76
first liens that have a silent 2nd behind     32.08
loans are greater than $600k                  41.51
stated doc                                    34.58
NIV doc                                       n/a
DTI >=50                                      32.94
fixed rate                                    28.82

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR1
All records
4,596 records
Balance: 873,268,316




Entire Pool


1. Back Debt to Income Ratio Entire Pool

                                                                              % of
                                                                            Mortgage
                                                                          Loan Pool by
                                                        Aggregate           Aggregate       Weighted   Weighted
                                         Number          Cut-off             Cut-off        Average     Average      Weighted
                                           of             Date                Date           Gross     Remaining     Average
                                        Mortgage        Principal           Principal       Interest     Term        Original
Back Debt to Income Ratio Entire Pool     Loans          Balance             Balance          Rate     (months)      LTV (%)
-------------------------------------   ---------   -----------------   -----------------   --------   ---------   ------------
0.00 - 9.99                                    24          $6,649,561                0.76      6.799         343          81.45
10.00 - 19.99                                  81          16,880,009                1.93      7.076         351          80.23
20.00 - 24.99                                 147          25,563,155                2.93      7.413         351          80.00
25.00 - 29.99                                 261          43,219,198                4.95      7.339         351          78.22
30.00 - 34.99                                 446          78,929,429                9.04      7.404         352          79.76
35.00 - 39.99                                 668         122,803,844               14.06      7.252         353          80.53
40.00 - 44.99                               1,004         197,136,679               22.57      7.191         352          81.98
45.00 - 49.99                               1,358         258,255,996               29.57      7.309         353          83.32
50.00 - 54.99                                 603         123,547,679               14.15      7.284         354          77.73
55.00 >=                                        4             282,766                0.03      7.840         344          80.13
Total:                                      4,596        $873,268,316              100.00      7.276         352          81.09
Minimum: 1.11
Maximum: 101.90
Weighted Average: 41.89


Interest Only Loans

2. Back Debt to Income Ratio IO Loans Only

                                                                                % of
                                                                              Mortgage
                                                                            Loan Pool by
                                                          Aggregate           Aggregate       Weighted   Weighted
                                           Number          Cut-off             Cut-off        Average     Average      Weighted
                                             of             Date                Date           Gross     Remaining     Average
                                          Mortgage        Principal           Principal       Interest     Term        Original
Back Debt to Income Ratio IO Loans Only     Loans          Balance             Balance          Rate     (months)      LTV (%)
---------------------------------------   ---------   -----------------   -----------------   --------   ---------   ------------
0.00 - 9.99                                       3          $1,219,800                1.36      6.376         355          83.76
10.00 - 19.99                                     5           1,559,343                1.74      5.886         353          81.08
20.00 - 24.99                                     8           2,426,080                2.71      6.884         355          83.23
25.00 - 29.99                                    23           7,381,455                8.23      6.597         354          80.68
30.00 - 34.99                                    35           8,631,382                9.63      6.483         354          82.50
35.00 - 39.99                                    74          20,222,140               22.56      6.490         355          81.72
40.00 - 44.99                                   140          43,064,129               48.04      6.369         354          83.36
45.00 - 49.99                                    17           5,141,459                5.74      6.603         354          82.65
Total:                                          305         $89,645,788              100.00      6.445         354          82.61
Minimum: 5.27
Maximum: 49.79
Weighted Average: 38.57





3. Range of Original LTV Ratios (%) IO Only

                                                                                 % of
                                                                               Mortgage
                                                                             Loan Pool by
                                                           Aggregate           Aggregate       Weighted   Weighted
                                            Number          Cut-off             Cut-off        Average     Average      Weighted
                                              of             Date                Date           Gross     Remaining     Average
                                           Mortgage        Principal           Principal       Interest     Term        Original
Range of Original LTV Ratios (%) IO Only     Loans          Balance             Balance          Rate     (months)      CLTV (%)
----------------------------------------   ---------   -----------------   -----------------   --------   ---------   ------------
45.01 - 50.00                                      2            $410,000                0.46      6.391         353          49.28
50.01 - 55.00                                      1             405,000                0.45      5.500         355          51.53
60.01 - 65.00                                      1             749,612                0.84      6.250         354          62.50
65.01 - 70.00                                      3             697,430                0.78      6.188         354          69.82
70.01 - 75.00                                      6           2,108,739                2.35      5.966         355          74.31
75.01 - 80.00                                    191          52,152,756               58.18      6.278         354          79.97
80.01 - 85.00                                     28          10,124,641               11.29      6.300         355          84.87
85.01 - 90.00                                     68          21,294,463               23.75      6.898         354          89.90
90.01 - 95.00                                      2             517,747                0.58      7.110         354          95.00
95.01 - 100.00                                     3           1,185,400                1.32      8.090         354         100.00
Total:                                           305         $89,645,788              100.00      6.445         354          82.61
Minimum: 49.06%
Maximum: 100.00%
Weighted Average: 82.61%




4. FICO Score IO Only

                                                           % of
                                                         Mortgage
                                                       Loan Pool by
                                     Aggregate           Aggregate       Weighted   Weighted
                      Number          Cut-off             Cut-off        Average     Average      Weighted
                        of             Date                Date           Gross     Remaining     Average
                     Mortgage        Principal           Principal       Interest     Term        Original
FICO Score IO Only     Loans          Balance             Balance          Rate     (months)      CLTV (%)
------------------   ---------   -----------------   -----------------   --------   ---------   ------------
541 - 560                    1            $330,000                0.37      5.990         355          76.57
561 - 580                    4           1,770,839                1.98      6.754         355          85.70
581 - 600                   91          22,947,127               25.60      6.676         354          82.10
601 - 620                   89          25,495,150               28.44      6.643         354          83.88
621 - 640                   38          10,513,337               11.73      6.258         354          82.87
641 - 660                   25           9,316,743               10.39      6.236         355          82.05
661 - 680                   23           7,293,663                8.14      6.237         355          82.25
681 - 700                   11           4,818,185                5.37      6.023         355          79.81
701 - 720                   10           2,753,196                3.07      6.109         355          81.01
721 - 740                    4           1,415,824                1.58      5.808         354          80.00
741 - 760                    3             943,120                1.05      5.718         353          80.00
761 - 780                    5           1,821,485                2.03      6.079         354          85.49
781 - 800                    1             227,120                0.25      5.950         354          80.00
Total:                     305         $89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 550
Maximum: 784
Non-Zero Weighted Average: 630

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records




All records

                                                      % of Mortgage      Weighted
                                                      Loan Pool by       Average
                    Number of       Aggregate           Aggregate         Gross
Current             Mortgage      Cut-off Date        Cut-off Date       Interest
Coupon                Loans     Principal Balance   Principal Balance      Rate
-----------------   ---------   -----------------   -----------------    --------
4.750% - 4.999%             8          $2,515,807                0.29%       4.98%
5.000% - 5.249%            16          $5,853,027                0.67%       5.10%
5.250% - 5.499%            39         $12,717,104                1.46%       5.38%
5.500% - 5.749%            69         $18,943,446                2.17%       5.60%
5.750% - 5.999%           197         $54,132,004                6.20%       5.90%
6.000% - 6.249%           148         $39,429,416                4.52%       6.11%
6.250% - 6.499%           295         $75,527,631                8.65%       6.34%
6.500% - 6.749%           327         $87,910,648               10.07%       6.59%
6.750% - 6.999%           508        $129,987,197               14.89%       6.88%
7.000% - 7.249%           214         $47,853,221                5.48%       7.11%
7.250% - 7.499%           383         $82,982,637                9.50%       7.34%
7.500% - 7.749%           332         $67,584,974                7.74%       7.58%
7.750% - 7.999%           381         $75,065,231                8.60%       7.88%
8.000% - 8.249%           156         $26,584,791                3.04%       8.09%
8.250% - 8.499%           178         $29,981,337                3.43%       8.36%
8.500% - 8.749%           204         $28,993,680                3.32%       8.58%
8.750% - 8.999%           189         $27,577,669                3.16%       8.89%
9.000% - 9.249%            70          $8,717,062                1.00%       9.10%
9.250% - 9.499%            77          $8,655,093                0.99%       9.37%
9.500% - 9.749%            68          $7,304,910                0.84%       9.58%
9.750% - 9.999%            54          $5,656,278                0.65%       9.88%
10.000% - 10.249%          31          $2,720,957                0.31%      10.12%
10.250% - 10.499%          34          $3,066,505                0.35%      10.29%
10.500% - 10.749%          61          $3,808,419                0.44%      10.59%
10.750% - 10.999%          59          $4,745,501                0.54%      10.89%
11.000% - 11.249%          79          $3,508,484                0.40%      11.11%
11.250% - 11.499%          47          $2,374,899                0.27%      11.35%
11.500% - 11.749%          65          $2,672,973                0.31%      11.54%
11.750% - 11.999%          82          $2,244,144                0.26%      11.89%
12.000% - 12.249%          44          $1,179,975                0.14%      12.03%
12.250% - 12.499%         115          $1,359,263                0.16%      12.26%
12.500% - 12.749%          25            $516,431                0.06%      12.55%
12.750% - 12.999%          23            $666,360                0.08%      12.82%
13.000% - 13.249%           9            $339,001                0.04%      13.02%
13.250% - 13.499%           7             $68,269                0.01%      13.25%
13.750% - 13.999%           2             $23,973                0.00%      13.75%
Total:                  4,596        $873,268,316              100.00%       7.28%

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-make or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should b based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communicatio is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such pers Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Deal Info
Deal Name                SABR 2005-FR1
Bloomberg Ticker:        SABR 2005-FR1
Asset Class:             Subprime
Issuer:                  Fremont
Trustee:                 Wells Fargo
Lead Manager(s)          Barclays

Month:
To Roll                  20
Remaining Term           352
Remaining IO Term        19

% Interest Only

Cells in red font are calculations and should be left alone.
Please put averages in gray cells at the bottom of each bucket.


Master Servicer:
Backup Servicer:
Primary Servicer (s):           % Name     Originator (s):                % Name
                       1 Saxon                          1 Fremont
                       2                                2
                       3                                3
                       4                                4
                       5                                5
                       6                                6
                       7                                7
                       8                                8
                       9                                9
                      10                               10

Please fill out complete list of servicers and originators even if it is greater than ten


FICO BUCKET
FICO               Deal Size
             # Loans      Balance       %         WA Loan Balance   WAC       FICO   %LTV
----------   ---------    -----------   ------    ---------------   ------    ----   ------
NA                                        0.00%
=<500               12      2,293,032     0.26%           191,086    8.778%    500    74.57%
>500 =<520         239     45,044,415     5.16%           188,470    8.444%    511    73.34%
>520 =<540         316     58,135,130     6.66%           183,972    8.178%    531    73.48%
>540 =<560         456     87,207,773     9.99%           191,245    7.613%    552    77.43%
>560 =<580         455     82,343,068     9.43%           180,974    7.479%    571    80.94%
>580 =<600         678    125,244,275    14.34%           184,726    7.114%    591    80.72%
>600 =<620         707    131,344,018    15.04%           185,777    7.053%    611    81.72%
>620 =<640         521     97,449,512    11.16%           187,043    6.996%    630    83.11%
>640 =<660         417     82,731,880     9.47%           198,398    7.030%    650    84.22%
>660 =<680         320     60,648,460     6.94%           189,526    6.958%    670    84.12%
>680 =<700         177     38,338,738     4.39%           216,603    6.890%    689    84.58%
>700 =<750         228     46,916,413     5.37%           205,774    6.845%    721    85.74%
>750                70     15,571,603     1.78%           222,451    7.058%    769    87.85%
----------   ---------    -----------   ------    ---------------   ------    ----   ------
TOTAL            4,596    873,268,317   100.00%           190,006    7.276%    610    81.09%
FICO Mean: 608  Median: 604  Standard Deviation: 56.77
FICO BUCKET
FICO                  Weighted Average Collateral Characteristics
             % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only    MI%
----------   -----    -------    ------    ------------    --------    -------------    -----
NA
=<500        45.12%     96.41%    96.46%         100.00%     100.00%            0.00%    0.00%
>500 =<520   44.72%     94.91%    89.27%          95.52%      75.22%            0.00%    0.00%
>520 =<540   43.02%     95.53%    88.36%          85.70%      62.64%            0.00%    0.00%
>540 =<560   42.60%     93.85%    89.13%          75.92%      70.91%            0.38%    0.00%
>560 =<580   41.90%     92.07%    85.23%          62.34%      74.60%            2.15%    0.00%
>580 =<600   40.73%     93.78%    85.99%          49.43%      81.28%           18.32%    0.00%
>600 =<620   41.27%     92.33%    86.51%          50.51%      80.16%           19.41%    0.00%
>620 =<640   41.56%     89.70%    83.36%          44.87%      68.10%           10.79%    0.00%
>640 =<660   41.30%     91.32%    77.75%          38.24%      54.74%           11.26%    0.00%
>660 =<680   42.03%     87.96%    85.30%          36.58%      51.33%           12.03%    0.00%
>680 =<700   41.68%     87.17%    74.34%          23.02%      49.93%           12.57%    0.00%
>700 =<750   42.94%     82.98%    75.36%          23.28%      47.11%           10.90%    0.00%
>750         41.51%     76.32%    72.76%          10.04%      45.07%           13.16%    0.00%
----------   -----    -------    ------    ------------    --------    -------------    -----
TOTAL        41.89%     91.32%    84.22%          52.65%      68.02%           10.27%    0.00%
FICO Mean: 608  Median: 604  Standard Deviation: 56.77


LTV BUCKET
LTV                Deal Size
             # Loans      Balance       %         WA Loan Balance   WAC       FICO   %LTV
----------   ---------    -----------   ------    ---------------   ------    ----   ------
=<50                78     15,096,998     1.73%           193,551    7.295%    593    42.23%
>50 =<55            62     12,869,201     1.47%           207,568    7.133%    580    52.66%
>55 =<60            66     13,684,199     1.57%           207,336    7.741%    563    58.11%
>60 =<65           133     30,158,301     3.45%           226,754    7.688%    567    63.24%
>65 =<70           184     38,910,228     4.46%           211,469    7.840%    562    68.97%
>70 =<75           302     65,110,403     7.46%           215,597    7.590%    568    74.05%
>75 =<80         1,603    353,310,118    40.46%           220,406    6.939%    617    79.76%
>80 =<85           313     72,188,659     8.27%           230,635    7.043%    600    84.58%
>85 =<90           965    204,843,910    23.46%           212,273    7.098%    619    89.82%
>90 =<95           312     19,197,550     2.20%            61,531    8.167%    645    94.69%
>95 <100            21      3,294,080     0.38%           156,861    8.222%    656    98.16%
=>100              557     44,604,669     5.11%            80,080    9.346%    666   100.00%
----------   ---------    -----------   ------    ---------------   ------    ----   ------
TOTAL            4,596    873,268,316   100.00%           190,006    7.276%    610    81.09%
CLTV:
LTV Mean: 83.17  Median: 80  Standard Deviation: 11.71  LTV=80: 35.49  Silent Seconds: 37.69
LTV BUCKET
LTV                   Weighted Average Collateral Characteristics
             % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only    MI%
----------   -----    -------    ------    ------------    --------    -------------    -----
=<50         39.11%     89.48%    91.88%          93.05%      46.81%            2.72%    0.00%
>50 =<55     39.80%    100.00%    85.75%          89.85%      54.66%            3.15%    0.00%
>55 =<60     41.85%     95.43%    77.14%          94.17%      58.53%            0.00%    0.00%
>60 =<65     41.18%     91.59%    92.38%          94.70%      49.66%            2.49%    0.00%
>65 =<70     42.22%     94.65%    82.46%          90.66%      59.91%            1.79%    0.00%
>70 =<75     41.51%     94.59%    85.92%          91.80%      59.98%            3.24%    0.00%
>75 =<80     42.20%     95.28%    84.87%          43.55%      61.87%           14.76%    0.00%
>80 =<85     41.68%     89.01%    89.55%          71.77%      79.13%           14.03%    0.00%
>85 =<90     41.65%     80.85%    80.75%          38.57%      88.59%           10.40%    0.00%
>90 =<95     42.25%     91.40%    79.24%          30.62%      68.77%            2.70%    0.00%
>95 <100     45.33%    100.00%    97.17%          37.20%      75.13%            0.00%    0.00%
=>100        42.71%     99.98%    80.29%          13.15%      48.51%            2.66%    0.00%
----------   -----    -------    ------    ------------    --------    -------------    -----
TOTAL        41.89%     91.32%    84.22%          52.65%      68.02%           10.27%    0.00%
CLTV: 81.09%
LTV Mean: 83.17  Median: 80  Standard Deviation: 11.71  LTV=80: 35.49  Silent Seconds: 37.69


DTI BUCKET
DTI                          Deal Size
                       # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
=<20                         105    23,529,570     2.69%           224,091    6.997%    619    80.57%
>20=<25                      147    25,563,155     2.93%           173,899    7.413%    609    80.00%
>25=<30                      261    43,219,198     4.95%           165,591    7.339%    605    78.22%
>30=<35                      446    78,929,429     9.04%           176,972    7.404%    604    79.76%
>35=<40                      670   123,450,784    14.14%           184,255    7.247%    612    80.55%
>40=<45                    1,002   196,489,739    22.50%           196,098    7.193%    616    81.97%
>45=<50                    1,368   259,399,849    29.70%           189,620    7.310%    618    83.33%
>50=<55                      593   122,403,826    14.02%           206,415    7.282%    584    77.65%
>55=<60                        3       268,469     0.03%            89,490    7.752%    590    79.07%
>60                            1        14,296     0.00%            14,296    9.500%    651   100.00%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,315   100.00%           190,006    7.276%    610    81.09%
DTI Mean: 41.64  Median: 43.69  Standard Deviation: 8.92
DTI BUCKET
DTI                    Weighted Average Collateral Characteristics
                        % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
=<20                    13.15%     87.79%    89.64%          58.73%      78.31%           11.81%
>20=<25                 22.79%     84.21%    88.71%          61.19%      75.08%            9.49%
>25=<30                 27.71%     90.34%    87.95%          57.51%      75.14%           17.08%
>30=<35                 32.72%     91.86%    86.45%          54.63%      63.69%           10.94%
>35=<40                 37.72%     90.22%    83.44%          51.43%      65.29%           16.38%
>40=<45                 42.87%     92.17%    82.21%          47.37%      69.20%           21.92%
>45=<50                 47.80%     92.40%    83.13%          44.10%      63.90%            1.98%
>50=<55                 52.37%     91.03%    85.87%          74.57%      74.36%            0.00%
>55=<60                 57.04%     38.06%    61.94%          38.06%     100.00%            0.00%
>60                     101.90%   100.00%   100.00%           0.00%     100.00%            0.00%
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%
DTI Mean: 41.64  Median: 43.69  Standard Deviation: 8.92


PURPOSE BUCKET
Purpose                      Deal Size
                       # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
Purchase                   2,372   410,685,624    47.03%           173,139    7.261%    634    85.26%
Refi (Cash out)            2,208   459,777,065    52.65%           208,232    7.288%    588    77.38%
Refi (no Cash)                                     0.00%
Refi (Rate Term)              16     2,805,628     0.32%           175,352    7.525%    574    77.60%
Consolidation                                      0.00%
Other                                              0.00%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,317   100.00%           190,006    7.276%    610    81.09%
PURPOSE BUCKET
Purpose                Weighted Average Collateral Characteristics
                        % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
Purchase                41.91%     88.46%    81.60%           0.00%      65.09%           15.32%
Refi (Cash out)         41.88%     93.87%    86.52%         100.00%      70.54%            5.81%
Refi (no Cash)
Refi (Rate Term)        40.01%     90.88%    91.96%           0.00%      82.50%            0.00%
Consolidation
Other
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%


OCCUPANCY BUCKET
Occ Type                     Deal Size
                       # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
Primary (OOC)              4,095   797,439,339    91.32%           194,735    7.251%    607    80.82%
Investment                   450    64,338,268     7.37%           142,974    7.626%    631    84.22%
2nd / Vacation                51    11,490,710     1.32%           225,308    7.010%    638    81.95%
Rental                                             0.00%
Other                                              0.00%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,317   100.00%           190,006    7.276%    610    81.09%
OCCUPANCY BUCKET
Occ Type               Weighted Average Collateral Characteristics
                        % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
Primary (OOC)           41.99%    100.00%    85.78%          54.12%      66.88%           11.23%
Investment              40.97%      0.00%    65.65%          35.26%      82.90%            0.00%
2nd / Vacation          40.14%      0.00%    79.93%          47.69%      63.32%            0.90%
Rental
Other
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%


DOCUMENTATION BUCKET
Doc Type                     Deal Size
                       # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
Full                       3,416   593,977,188    68.02%           173,881    7.129%    603    82.17%
Alternative                                        0.00%
Limited                                            0.00%
Stated                     1,096   259,889,574    29.76%           237,126    7.612%    626    78.60%
No Ratio                                           0.00%
NINA                                               0.00%
No Doc                                             0.00%
Other                         84    19,401,555     2.22%           230,971    7.271%    599    81.22%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,317   100.00%           190,006    7.276%    610    81.09%
DOCUMENTATION BUCKET
Doc Type               Weighted Average Collateral Characteristics
                        % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
Full                    41.73%     89.80%    85.69%          54.60%     100.00%           13.11%
Alternative
Limited
Stated                  42.75%     94.31%    80.59%          46.46%       0.00%            4.00%
No Ratio
NINA
No Doc
Other                   35.26%     97.75%    87.90%          75.83%       0.00%            7.18%
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%


PROPERTY BUCKET
Property Type                Deal Size
                       # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
Single Family              3,945   735,491,246    84.22%           186,436    7.260%    607    80.86%
PUD                                                0.00%
2-4 Unit                     425    98,511,079    11.28%           231,791    7.329%    624    82.33%
Townhouse                                          0.00%
Condo                        226    39,265,991     4.50%           173,743    7.435%    624    82.13%
MH                                                 0.00%
Other                                              0.00%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,316   100.00%           190,006    7.276%    610    81.09%
PROPERTY BUCKET
Property Type          Weighted Average Collateral Characteristics
                        % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
Single Family           41.76%     93.01%   100.00%          54.09%      69.20%           10.98%
PUD
2-4 Unit                42.94%     81.95%     0.00%          47.83%      56.92%            3.46%
Townhouse
Condo                   41.76%     83.14%     0.00%          37.80%      73.64%           13.92%
MH
Other
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%


PRINCIPAL BUCKET
UPB                          Deal Size
                       # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
=<50                         584    12,634,852     1.45%            21,635   10.993%    628    97.69%
>50 =<75                     268    16,745,516     1.92%            62,483    9.352%    606    85.65%
>75 =<100                    406    35,872,623     4.11%            88,356    8.136%    600    81.68%
>100 =<125                   511    57,263,114     6.56%           112,061    7.778%    605    82.28%
>125 =<150                   453    62,436,633     7.15%           137,829    7.570%    603    80.55%
>150 =<200                   661   115,320,333    13.21%           174,463    7.279%    601    79.70%
>200 =<250                   491   110,093,169    12.61%           224,222    7.224%    601    79.71%
>250 =<300                   353    96,496,449    11.05%           273,361    7.204%    597    79.31%
>300 =<350                   260    84,203,738     9.64%           323,861    7.099%    601    81.50%
>350 =<400                   182    68,216,261     7.81%           374,815    6.875%    615    81.67%
>400 =<450                   166    70,311,850     8.05%           423,565    6.890%    618    81.31%
>450 =<500                   132    63,422,674     7.26%           480,475    6.779%    624    79.35%
>500 =<600                    66    36,049,191     4.13%           546,200    6.720%    643    83.18%
>600 =<700                    35    22,518,850     2.58%           643,396    6.812%    647    85.78%
=>700                         28    21,683,061     2.48%           774,395    6.528%    646    80.08%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,314   100.00%           190,006    7.276%    610    81.09%
* In $1,000
Min 3,171  Max 900,000
PRINCIPAL BUCKET
UPB                    Weighted Average Collateral Characteristics
                        % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
=<50                    41.51%     91.34%    87.62%          20.46%      85.32%            0.00%
>50 =<75                40.79%     86.28%    86.65%          34.77%      70.85%            0.00%
>75 =<100               41.08%     84.74%    88.81%          47.98%      75.72%            1.82%
>100 =<125              40.61%     88.76%    89.56%          42.98%      80.91%            5.02%
>125 =<150              40.88%     88.70%    87.57%          50.73%      79.74%            4.80%
>150 =<200              41.91%     90.00%    85.98%          56.25%      75.42%            7.61%
>200 =<250              41.96%     91.99%    85.66%          59.01%      70.79%           10.31%
>250 =<300              43.45%     92.45%    82.79%          62.06%      71.61%            7.58%
>300 =<350              43.24%     91.17%    80.65%          56.91%      68.35%            9.09%
>350 =<400              43.32%     92.83%    80.20%          59.91%      63.22%           12.16%
>400 =<450              42.56%     94.69%    77.58%          47.02%      48.63%           14.89%
>450 =<500              42.22%     93.13%    81.68%          46.54%      50.50%           14.14%
>500 =<600              40.55%     90.81%    81.73%          38.07%      46.12%           25.89%
>600 =<700              36.88%     94.39%    82.73%          40.21%      66.06%           31.77%
=>700                   37.71%     96.10%   100.00%          64.64%      72.13%           17.53%
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%
* In $1,000
Min 3,171  Max 900,000


State Concentration Bucket *
State*                       Deal Size
                       # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
Southern California          643   166,803,495    19.10%           259,414    6.927%    610    78.94%
New York                     419   111,075,313    12.72%           265,096    7.233%    620    81.04%
Northern California          388   104,432,985    11.96%           269,157    6.965%    614    79.56%
New Jersey                   282    67,505,086     7.73%           239,380    7.512%    600    79.72%
Florida                      438    63,348,929     7.25%           144,632    7.578%    607    82.30%
Illinois                     325    50,711,131     5.81%           156,034    7.520%    607    82.66%
Maryland                     241    40,855,739     4.68%           169,526    7.361%    603    82.27%
Massachusetts                117    28,186,947     3.23%           240,914    7.311%    611    80.09%
Virginia                     132    23,399,478     2.68%           177,269    7.550%    591    80.54%
Georgia                      185    22,841,480     2.62%           123,467    7.469%    610    85.96%
Nevada                        99    20,137,720     2.31%           203,411    7.046%    616    80.27%
Connecticut                  101    16,922,105     1.94%           167,546    7.432%    607    81.43%
Minnesota                     99    14,700,216     1.68%           148,487    7.212%    616    84.84%
Hawaii                        54    13,974,322     1.60%           258,784    7.260%    628    80.75%
Texas                        105    12,837,872     1.47%           122,265    7.702%    608    85.16%
Other                        968   115,535,498    13.23%           119,355    7.536%    605    83.22%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,316   100.00%           190,006    7.276%    610    81.09%
* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
*Separate California into North and South if possible.
State Concentration Bucket *
State*                 Weighted Average Collateral Characteristics
                        % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
Southern California     42.59%     93.81%    88.24%          55.64%      65.50%           16.84%
New York                43.29%     90.44%    63.66%          51.79%      54.15%            3.90%
Northern California     42.16%     92.95%    94.78%          52.66%      63.83%           23.55%
New Jersey              41.17%     95.69%    76.75%          66.94%      56.86%            4.05%
Florida                 40.31%     89.48%    88.29%          48.40%      72.69%            7.20%
Illinois                43.16%     88.34%    66.95%          53.27%      73.65%            2.20%
Maryland                41.70%     90.62%    93.07%          50.53%      80.83%           11.35%
Massachusetts           41.84%     90.60%    68.63%          56.28%      64.74%            1.86%
Virginia                42.14%     94.49%    94.68%          63.11%      74.24%            9.80%
Georgia                 40.49%     85.44%    96.73%          35.46%      82.39%           13.66%
Nevada                  43.01%     82.26%    98.74%          61.87%      69.16%            9.78%
Connecticut             40.44%     88.44%    71.75%          48.30%      78.54%            4.93%
Minnesota               41.62%     87.25%    93.23%          49.76%      75.52%           12.14%
Hawaii                  41.39%     94.58%    79.38%          35.95%      53.97%            1.16%
Texas                   41.19%     91.76%    98.07%          16.45%      76.61%            0.00%
Other                   40.51%     89.86%    91.66%          49.45%      80.48%            7.70%
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%
* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
*Separate California into North and South if possible.


California Breakdown         Deal Size
                       # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
CA North                     388   104,432,985    38.50%           269,157    6.965%    614    79.56%
CA South                     643   166,803,495    61.50%           259,414    6.927%    610    78.94%
                           1,031   271,236,480   100.00%           263,081    6.941%    612    79.18%
California Breakdown   Weighted Average Collateral Characteristics
                        % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
CA North                42.16%     92.95%    94.78%          52.66%      63.83%           23.55%
CA South                42.59%     93.81%    88.24%          55.64%      65.50%           16.84%
                        42.43%     93.48%    90.76%          54.49%      64.86%           19.42%


FIXED / FLOATING (ii)
                             Deal Size
Type                   # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
Fixed                      1,116   101,486,224    11.62%            90,937    8.124%    627    84.03%
Balloon                                            0.00%
2/28                       3,003   642,349,910    73.56%           213,903    7.279%    604    80.46%
3/27                          93    21,958,252     2.51%           236,110    6.993%    610    81.39%
5/25                          79    17,828,142     2.04%           225,673    6.839%    623    78.94%
2/28 IO                      292    85,443,450     9.78%           292,615    6.449%    629    82.68%
3/27 IO                       13     4,202,338     0.48%           323,257    6.367%    646    81.03%
5/25 IO                                            0.00%
Other                                              0.00%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,316   100.00%           190,006    7.276%    610    81.09%
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.
FIXED / FLOATING (ii)
                       Weighted Average Collateral Characteristics
Type                    % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
Fixed                   40.97%     92.91%    85.96%          60.80%      70.77%            0.00%
Balloon
2/28                    42.45%     89.62%    83.53%          53.88%      64.50%            0.00%
3/27                    44.22%     92.86%    74.61%          59.42%      71.41%            0.00%
5/25                    40.84%     98.42%    81.45%          68.40%      80.25%            0.00%
2/28 IO                 38.72%     99.88%    90.80%          30.22%      87.33%          100.00%
3/27 IO                 35.50%    100.00%    75.85%          21.54%      76.69%          100.00%
5/25 IO
Other
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.


LIEN BUCKET
                             Deal Size
Type                   # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
First                      3,841   846,675,595    96.95%           220,431    7.167%    609    80.52%
Second                       755    26,592,722     3.05%            35,222   10.733%    642    99.02%
Third                                              0.00%
Other                                              0.00%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,317   100.00%           190,006    7.276%    610    81.09%
LIEN BUCKET
                       Weighted Average Collateral Characteristics
Type                    % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
First                   41.88%     91.16%    84.18%          53.86%      67.96%           10.59%
Second                  42.08%     96.45%    85.43%          14.25%      69.83%            0.00%
Third
Other
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%


PREPAYMENT BUCKET
                             Deal Size
Type                   # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
None                         850   140,057,571    16.04%           164,774    7.575%    609    81.40%
6 Months                                           0.00%
1 Year                       658   146,178,322    16.74%           222,156    7.380%    616    81.39%
2 Year                     2,707   518,052,305    59.32%           191,375    7.197%    607    81.08%
3 Year                       381    68,980,118     7.90%           181,050    7.042%    618    79.83%
5 Year                                             0.00%
Other                                              0.00%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,316   100.00%           190,006    7.276%    610    81.09%
PREPAYMENT BUCKET
                       Weighted Average Collateral Characteristics
Type                    % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
None                    40.90%     91.02%    84.31%          52.94%      64.00%            5.71%
6 Months
1 Year                  42.66%     90.25%    71.58%          53.41%      63.77%            8.64%
2 Year                  42.18%     91.49%    86.85%          50.21%      68.69%           12.51%
3 Year                  40.07%     92.86%    91.08%          68.80%      80.11%            6.08%
5 Year
Other
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%


INDEX BUCKET
                             Deal Size
Type                   # Loans     Balance       %         WA Loan Balance   WAC       FICO   %LTV
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
Libor - 6 Month            3,480   771,782,093    88.38%           221,776    7.164%    607    80.70%
Libor - 1 Year                                     0.00%
Treasury - 1 Year                                  0.00%
CMT - 1 Year                                       0.00%
Other                      1,116   101,486,224    11.62%            90,937    8.124%    627    84.03%
--------------------   ---------   -----------   ------    ---------------   ------    ----   ------
TOTAL                      4,596   873,268,317   100.00%           190,006    7.276%    610    81.09%
List all reset rates
INDEX BUCKET
                       Weighted Average Collateral Characteristics
Type                    % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    Interest only
--------------------    -----    -------    ------    ------------    --------    -------------
Libor - 6 Month         42.01%     91.11%    83.99%          51.58%      67.66%           11.62%
Libor - 1 Year
Treasury - 1 Year
CMT - 1 Year
Other                   40.97%     92.91%    85.96%          60.80%      70.77%            0.00%
--------------------    -----    -------    ------    ------------    --------    -------------
TOTAL                   41.89%     91.32%    84.22%          52.65%      68.02%           10.27%
List all reset rates


Deal Coverage
Loan-to-Value (LTV)
Percentage of the deal based on FICO and LTV buckets.*
FICO
                      =<55    >55 =<60    >60 =<65    >65 =<70    >70 =<75    >75 =<80
------   ----------   ----    --------    --------    --------    --------    --------
FICO     NA           0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
         =<500        0.03%       0.00%       0.01%       0.01%       0.08%       0.08%
         >500 =<550   0.83%       0.63%       1.42%       2.12%       3.40%       5.59%
         >550 =<600   1.21%       0.68%       1.19%       1.41%       2.08%      10.10%
         >600 =<625   0.53%       0.18%       0.59%       0.49%       0.95%       7.49%
         >625 =<650   0.22%       0.06%       0.09%       0.26%       0.32%       6.46%
         >650 =<675   0.19%       0.02%       0.11%       0.08%       0.31%       4.72%
         >675 =<700   0.08%       0.00%       0.02%       0.00%       0.20%       2.89%
         >700 =<725   0.10%       0.00%       0.00%       0.05%       0.07%       1.54%
         >725 =<750   0.00%       0.00%       0.02%       0.02%       0.01%       0.89%
         >750 <800    0.02%       0.00%       0.00%       0.00%       0.04%       0.69%
         =>800        0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
* This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets
Deal Coverage
Loan-to-Value (LTV)
Percentage of the deal based on FICO and LTV buckets.*
FICO
         >80 =<85    >85 =<90    >90 =<95    >95 <100    =>100
------   --------    --------    --------    --------    -----
FICO         0.00%       0.00%       0.00%       0.00%    0.00%
             0.04%       0.00%       0.00%       0.00%    0.00%
             1.32%       0.21%       0.00%       0.00%    0.00%
             2.91%       9.56%       0.50%       0.04%    0.37%
             1.90%       4.62%       0.33%       0.10%    0.98%
             0.72%       3.39%       0.59%       0.01%    0.87%
             0.78%       2.64%       0.25%       0.00%    0.91%
             0.40%       1.26%       0.14%       0.21%    0.63%
             0.13%       0.74%       0.16%       0.01%    0.64%
             0.03%       0.59%       0.06%       0.01%    0.30%
             0.04%       0.43%       0.17%       0.00%    0.40%
             0.00%       0.00%       0.00%       0.00%    0.00%
* This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets


MI Coverage
Loan-to-Value (LTV)
Percentage of MI coverage based on FICO and LTV buckets.*
                      =<55    >55 =<60    >60 =<65    >65 =<70    >70 =<75    >75 =<8
------   ----------   ----    --------    --------    --------    --------    -------
FICO     NA
         =<500
         >500 =<550
         >550 =<600   NONE
         >600 =<625
         >625 =<650
         >650 =<675
         >675 =<700
         >700 =<725
         >725 =<750
         >750 <800
         =>800
* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets
MI Coverage
Loan-to-Value (LTV)
Percentage of MI coverage based on FICO and LTV buckets.*
         >80 =<85    >85 =<90    >90 =<95    >95 <100    =>100
------   --------    --------    --------    --------    -----
FICO











* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets


IO ONLY BUCKET
                    Deal Size
Type          # Loans     Balance      %         WA Loan Balance   WAC      FICO   %LTV
-----------   ---------   ----------   ------    ---------------   -----    ----   -----
NA                                       0.00%
=<500                                    0.00%
>500 =<520                               0.00%
>520 =<540                               0.00%
>540 =<560            1      330,000     0.37%           330,000   5.990%    550   76.57%
>560 =<580            4    1,770,839     1.98%           442,710   6.754%    577   85.70%
>580 =<600           91   22,947,127    25.60%           252,166   6.676%    591   82.10%
>600 =<620           89   25,495,150    28.44%           286,462   6.643%    611   83.88%
>620 =<640           38   10,513,337    11.73%           276,667   6.258%    630   82.87%
>640 =<660           25    9,316,743    10.39%           372,670   6.236%    651   82.05%
>660 =<680           23    7,293,663     8.14%           317,116   6.237%    669   82.25%
>680 =<700           11    4,818,185     5.37%           438,017   6.023%    690   79.81%
>700 =<750           17    5,112,140     5.70%           300,714   5.954%    722   80.55%
>750                  6    2,048,605     2.29%           341,434   6.065%    771   84.88%
-----------   ---------   ----------   ------    ---------------   -----    ----   -----
TOTAL               305   89,645,789   100.00%           293,921   6.445%    630   82.61%
IO ONLY BUCKET
                Weighted Average Collateral Characteristics
Type          % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    LTV =>80
-----------   -----    -------    ------    ------------    --------    --------
NA
=<500
>500 =<520
>520 =<540
>540 =<560    38.03%    100.00%   100.00%         100.00%     100.00%       0.00%
>560 =<580    41.06%    100.00%    76.96%          39.59%     100.00%     100.00%
>580 =<600    38.52%    100.00%    91.73%          28.89%      95.96%      90.54%
>600 =<620    38.66%    100.00%    91.79%          34.86%      99.45%      95.60%
>620 =<640    37.93%     99.02%    91.54%          39.85%      96.08%      90.93%
>640 =<660    38.41%    100.00%    92.74%          31.18%      66.66%     100.00%
>660 =<680    38.53%    100.00%    93.56%          24.53%      67.66%      96.92%
>680 =<700    37.79%    100.00%    81.94%          12.85%      55.33%      73.40%
>700 =<750    39.09%    100.00%    76.12%          13.22%      55.20%     100.00%
>750          40.78%    100.00%    82.86%           0.00%      79.77%     100.00%
-----------   -----    -------    ------    ------------    --------    --------
TOTAL         38.57%     99.88%    90.10%          29.81%      86.83%      93.22%


IO PRINCIPAL BUCKET
UPB                 Deal Size
              # Loans     Balance      %         WA Loan Balance   WAC      FICO   %LTV
-----------   ---------   ----------   ------    ---------------   -----    ----   -----
=<50                                     0.00%
>50 =<75                                 0.00%
>75 =<100             7      653,904     0.73%            93,415   7.257%    601   84.10%
>100 =<500          265   68,702,266    76.64%           259,254   6.460%    628   82.44%
>500 =<600           17    9,334,445    10.41%           549,085   6.569%    639   83.30%
>600 =<700           11    7,154,511     7.98%           650,410   6.293%    638   85.03%
=>700                 5    3,800,662     4.24%           760,132   6.015%    635   79.15%
-----------   ---------   ----------   ------    ---------------   -----    ----   -----
TOTAL               305   89,645,788   100.00%           293,921   6.445%    630   82.61%
* In $1,000
IO PRINCIPAL BUCKET
UPB             Weighted Average Collateral Characteristics
              % DTI    Primary    SF/PUD    Refi Cachout    Full Doc    LTV =>80
-----------   -----    -------    ------    ------------    --------    --------
=<50
>50 =<75
>75 =<100     40.13%    100.00%   100.00%           0.00%     100.00%      84.71%
>100 =<500    38.87%     99.85%    90.58%          29.00%      89.21%      93.69%
>500 =<600    40.02%    100.00%    88.25%          35.50%      59.66%     100.00%
>600 =<700    35.31%    100.00%    81.75%          18.15%      91.28%     100.00%
=>700         35.44%    100.00%   100.00%          57.76%     100.00%      56.60%
-----------   -----    -------    ------    ------------    --------    --------
TOTAL         38.57%     99.88%    90.10%          29.81%      86.83%      93.22%
* In $1,000

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO


1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 305
Aggregate Principal Balance ($): 89,645,788
Weighted Average Current Mortgage Rate (%): 6.445
Non-Zero Weighted Average Margin (%): 6.888
Non-Zero Weighted Average Maximum Rate (%): 13.445
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.61
% First Liens: 100.00
% Owner Occupied: 99.88
% Purchase: 70.19
% Full Documentation: 86.83
Non-Zero Weighted Average FICO Score: 630


2. Product Types

                                                                                    % of Mortgage
                                                                                    Loan Pool by
                                                  Number of       Aggregate           Aggregate
Product                                           Mortgage      Cut-off Date        Cut-off Date
Types                                               Loans     Principal Balance   Principal Balance
-----------------------------------------------   ---------   -----------------   -----------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         292          85,443,450               95.31
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          13           4,202,338                4.69
-----------------------------------------------   ---------   -----------------   -----------------
Total:                                                  305          89,645,788              100.00
                                                  Weighted   Weighted
                                                  Average     Average      Weighted
                                                   Gross     Remaining     Average
Product                                           Interest     Term        Combined
Types                                               Rate     (months)    Original LTV
-----------------------------------------------   --------   ---------   ------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only      6.449         354          82.68
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only      6.367         355          81.03
-----------------------------------------------   --------   ---------   ------------
Total:                                               6.445         354          82.61


3. Range of Gross Interest Rates (%)

                                                            % of Mortgage     Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted
Gross                     Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
4.000% - 4.999%                   1             308,000                0.34      4.890         350          80.00
5.000% - 5.999%                  74          25,242,784               28.16      5.694         355          80.41
6.000% - 6.999%                 167          49,508,566               55.23      6.512         354          82.37
7.000% - 7.999%                  56          13,164,969               14.69      7.460         354          86.53
8.000% - 8.999%                   7           1,421,470                1.59      8.387         354          94.06
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Minimum: 4.890%
Maximum: 8.890%
Weighted Average: 6.445%


4. Range of Cut-off Date Principal Balances ($)

                                                            % of Mortgage     Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted
Cut-off                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
$75,001 - $100,000                7             653,904                0.73      7.257         354          84.10
$100,001 - $125,000              26           2,876,956                3.21      6.973         354          82.05
$125,001 - $150,000              22           2,999,877                3.35      6.708         354          80.20
$150,001 - $175,000              25           4,048,361                4.52      6.881         354          82.87
$175,001 - $200,000              25           4,725,853                5.27      6.442         354          80.13
$200,001 - $225,000              23           4,947,767                5.52      6.564         354          81.93
$225,001 - $250,000              27           6,400,359                7.14      6.500         354          82.76
$250,001 - $275,000              15           3,895,163                4.35      6.579         354          80.95
$275,001 - $300,000              12           3,417,015                3.81      6.609         354          82.97
$300,001 - $325,000              15           4,668,816                5.21      6.201         354          85.01
$325,001 - $350,000               9           2,986,992                3.33      6.523         354          81.54
$350,001 - $375,000               8           2,870,175                3.20      6.100         355          82.41
$375,001 - $400,000              14           5,426,155                6.05      6.311         354          83.08
$400,001 - $425,000              18           7,447,748                8.31      6.158         355          80.90
$425,001 - $450,000               7           3,024,249                3.37      6.515         354          82.13
$450,001 - $475,000              12           5,520,487                6.16      6.244         354          83.33
$475,001 - $500,000               7           3,446,293                3.84      6.626         354          87.12
$500,001 - $750,000              32          19,389,619               21.63      6.409         354          83.51
$750,001 - $1,000,000             1             900,000                1.00      5.490         355          75.00
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Minimum: $85,400
Maximum: $900,000
Average: $293,921


5. Original Terms (month)

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
Original                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
360                             305          89,645,788              100.00      6.445         354          82.61
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Minimum: 360
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

                                                            % of Mortgage     Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted
Remaining                 Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
301 - 360                       305          89,645,788              100.00      6.445         354          82.61
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Minimum: 349
Maximum: 355
Weighted Average: 354


7. Range of Combined Original LTV Ratios (%)

                                                            % of Mortgage     Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted
Combined                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
45.01% - 50.00%                   2             410,000                0.46      6.391         353          49.28
50.01% - 55.00%                   1             405,000                0.45      5.500         355          51.53
60.01% - 65.00%                   1             749,612                0.84      6.250         354          62.50
65.01% - 70.00%                   3             697,430                0.78      6.188         354          69.82
70.01% - 75.00%                   6           2,108,739                2.35      5.966         355          74.31
75.01% - 80.00%                 191          52,152,756               58.18      6.278         354          79.97
80.01% - 85.00%                  28          10,124,641               11.29      6.300         355          84.87
85.01% - 90.00%                  68          21,294,463               23.75      6.898         354          89.90
90.01% - 95.00%                   2             517,747                0.58      7.110         354          95.00
95.01% - 100.00%                  3           1,185,400                1.32      8.090         354         100.00
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Minimum: 49.06%
Maximum: 100.00%
Weighted Average: 82.61%


8. Range of Gross Margins (%)

                                                            % of Mortgage     Weighted   Weighted
Range                                                       Loan Pool by      Average     Average      Weighted
of                        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
5.501% - 6.000%                   3           1,175,700                1.31      5.008         354          81.77
6.001% - 6.500%                  22           7,816,931                8.72      5.398         355          78.76
6.501% - 7.000%                 280          80,653,157               89.97      6.568         354          82.99
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 5.840%
Maximum: 6.990%
Non-Zero Weighted Average: 6.888%


9. Range of Minimum Mortgage Rates (%)

Range                                                       % of Mortgage     Weighted   Weighted
of                                                          Loan Pool by      Average     Average      Weighted
Minimum                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
4.501% - 5.000%                   1             308,000                0.34      4.890         350          80.00
5.001% - 5.500%                  23           8,572,711                9.56      5.361         355          79.11
5.501% - 6.000%                  56          18,574,527               20.72      5.879         355          81.03
6.001% - 6.500%                  78          24,094,199               26.88      6.315         354          81.22
6.501% - 7.000%                  87          24,035,084               26.81      6.763         354          83.62
7.001% - 7.500%                  32           7,735,517                8.63      7.284         354          86.30
7.501% - 8.000%                  21           4,904,280                5.47      7.778         354          87.58
8.001% - 8.500%                   5           1,046,170                1.17      8.230         354          95.52
8.501% - 9.000%                   2             375,300                0.42      8.825         354          90.00
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 4.890%
Maximum: 8.890%
Non-Zero Weighted Average: 6.448%


10. Range of Maximum Mortgage Rates (%)

Range                                                       % of Mortgage     Weighted   Weighted
of                                                          Loan Pool by      Average     Average      Weighted
Maximum                   Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
11.501% - 12.000%                 1             308,000                0.34      4.890         350          80.00
12.001% - 12.500%                23           8,572,711                9.56      5.361         355          79.11
12.501% - 13.000%                56          18,574,527               20.72      5.879         355          81.03
13.001% - 13.500%                79          24,441,505               27.26      6.313         354          81.20
13.501% - 14.000%                85          23,512,852               26.23      6.769         354          83.70
14.001% - 14.500%                33           7,910,443                8.82      7.283         354          86.16
14.501% - 15.000%                21           4,904,280                5.47      7.778         354          87.58
15.001% - 15.500%                 5           1,046,170                1.17      8.230         354          95.52
15.501% - 16.000%                 2             375,300                0.42      8.825         354          90.00
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 11.890%
Maximum: 15.890%
Non-Zero Weighted Average: 13.445%


11. Initial Cap (%)

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
 3.00%                          305          89,645,788              100.00      6.445         354          82.61
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%


12. Periodic Cap (%)

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
 1.50%                          305          89,645,788              100.00      6.445         354          82.61
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

                                                            % of Mortgage     Weighted   Weighted
Next                                                        Loan Pool by      Average     Average      Weighted
Rate                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment                Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
May-06                            1             280,000                0.31      5.600         349          80.00
Jun-06                            2             499,200                0.56      5.401         350          80.00
Jul-06                            2             613,600                0.68      6.725         351          80.00
Aug-06                           12           3,211,936                3.58      7.104         352          81.18
Sep-06                           16           4,790,351                5.34      6.584         353          83.37
Oct-06                          104          29,360,650               32.75      6.703         354          83.63
Nov-06                          155          46,687,713               52.08      6.243         355          82.20
Sep-07                            1             203,079                0.23      6.990         353          90.00
Oct-07                            3             915,688                1.02      6.349         354          81.47
Nov-07                            9           3,083,571                3.44      6.331         355          80.31
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Non-Zero Weighted Average: 2006-10-30


14. Geographical Distribution

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
California                      144          52,676,256               58.76      6.268         354          82.24
Maryland                         16           4,636,011                5.17      6.887         354          85.05
Florida                          21           4,560,127                5.09      6.900         354          84.38
New York                         10           4,331,620                4.83      6.091         355          82.05
Colorado                         20           3,563,768                3.98      6.433         354          80.73
Georgia                          14           3,121,287                3.48      6.854         355          85.72
New Jersey                        6           2,734,312                3.05      7.047         354          82.32
Virginia                          9           2,294,043                2.56      7.232         354          85.00
Nevada                           10           1,970,209                2.20      6.561         354          81.12
Minnesota                         7           1,784,074                1.99      6.571         354          82.11
Arizona                           8           1,174,212                1.31      6.511         354          81.15
Other                            40           6,799,869                7.59      6.672         354          82.60
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Number of States Represented: 25


15. Occupancy

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Primary                         304          89,542,241               99.88      6.443         354          82.59
Second Home                       1             103,547                0.12      7.950         354          95.00
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61


16. Property Types

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Single Family Residence         272          80,769,136               90.10      6.419         354          82.53
Condo                            25           5,466,739                6.10      6.774         354          82.53
2-4 Family                        8           3,409,913                3.80      6.536         355          84.52
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61


17. Loan Purpose

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Purchase                        221          62,918,041               70.19      6.398         354          82.71
Refinance - Cashout              84          26,727,747               29.81      6.556         354          82.37
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61


18. Documentation Level

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Full Documentation              275          77,843,872               86.83      6.442         354          82.94
Stated Documentation             25          10,408,516               11.61      6.349         355          79.51
Easy Documentation                5           1,393,400                1.55      7.344         355          87.38
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61


19. Original Prepayment Penalty Term (months)

                                                            % of Mortgage     Weighted   Weighted
Original                                                    Loan Pool by      Average     Average      Weighted
Prepayment                Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)               Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
 0                               32           8,004,139                8.93      6.875         354          82.65
 12                              33          12,636,015               14.10      6.557         355          82.50
 24                             227          64,811,309               72.30      6.390         354          82.61
 36                              13           4,194,326                4.68      6.144         354          82.86
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
1st Lien                        305          89,645,788              100.00      6.445         354          82.61
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61


21. FICO Score

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
541 - 560                         1             330,000                0.37      5.990         355          76.57
561 - 580                         4           1,770,839                1.98      6.754         355          85.70
581 - 600                        91          22,947,127               25.60      6.676         354          82.10
601 - 620                        89          25,495,150               28.44      6.643         354          83.88
621 - 640                        38          10,513,337               11.73      6.258         354          82.87
641 - 660                        25           9,316,743               10.39      6.236         355          82.05
661 - 680                        23           7,293,663                8.14      6.237         355          82.25
681 - 700                        11           4,818,185                5.37      6.023         355          79.81
701 - 720                        10           2,753,196                3.07      6.109         355          81.01
721 - 740                         4           1,415,824                1.58      5.808         354          80.00
741 - 760                         3             943,120                1.05      5.718         353          80.00
761 - 780                         5           1,821,485                2.03      6.079         354          85.49
781 - 800                         1             227,120                0.25      5.950         354          80.00
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Total:                          305          89,645,788              100.00      6.445         354          82.61
Minimum: 550
Maximum: 784
Weighted Average: 630

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO


1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 305
Aggregate Principal Balance ($): 89,645,788
Weighted Average Current Mortgage Rate (%): 6.445
Non-Zero Weighted Average Margin (%): 6.888
Non-Zero Weighted Average Maximum Rate (%): 13.445
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.61
% First Liens: 100.00
% Owner Occupied: 99.88
% Purchase: 70.19
% Full Documentation: 86.83
Non-Zero Weighted Average FICO Score: 630




2. Product Types

                                                                                    % of Mortgage
                                                                                    Loan Pool by
                                                  Number of       Aggregate           Aggregate
Product                                           Mortgage      Cut-off Date        Cut-off Date
Types                                               Loans     Principal Balance   Principal Balance
-----------------------------------------------   ---------   -----------------   -----------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         292          85,443,450               95.31
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          13           4,202,338                4.69
Total:                                                  305          89,645,788              100.00

                                                  Weighted   Weighted
                                                  Average     Average      Weighted
                                                   Gross     Remaining     Average
Product                                           Interest     Term        Combined
Types                                               Rate     (months)    Original LTV
-----------------------------------------------   --------   ---------   ------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only      6.449         354          82.68
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only      6.367         355          81.03
Total:                                               6.445         354          82.61




3. Range of Gross Interest Rates (%)

                                                    % of Mortgage     Weighted   Weighted
Range of                                            Loan Pool by      Average     Average      Weighted
Gross             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)           Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
4.000% - 4.999%           1             308,000                0.34      4.890         350          80.00
5.000% - 5.999%          74          25,242,784               28.16      5.694         355          80.41
6.000% - 6.999%         167          49,508,566               55.23      6.512         354          82.37
7.000% - 7.999%          56          13,164,969               14.69      7.460         354          86.53
8.000% - 8.999%           7           1,421,470                1.59      8.387         354          94.06
Total:                  305          89,645,788              100.00      6.445         354          82.61
Minimum: 4.890%
Maximum: 8.890%
Weighted Average: 6.445%




4. Range of Cut-off Date Principal Balances ($)

                                                          % of Mortgage     Weighted   Weighted
Range of                                                  Loan Pool by      Average     Average      Weighted
Cut-off                 Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------------   ---------   -----------------   -----------------   --------   ---------   ------------
$75,001 - $100,000              7             653,904                0.73      7.257         354          84.10
$100,001 - $125,000            26           2,876,956                3.21      6.973         354          82.05
$125,001 - $150,000            22           2,999,877                3.35      6.708         354          80.20
$150,001 - $175,000            25           4,048,361                4.52      6.881         354          82.87
$175,001 - $200,000            25           4,725,853                5.27      6.442         354          80.13
$200,001 - $225,000            23           4,947,767                5.52      6.564         354          81.93
$225,001 - $250,000            27           6,400,359                7.14      6.500         354          82.76
$250,001 - $275,000            15           3,895,163                4.35      6.579         354          80.95
$275,001 - $300,000            12           3,417,015                3.81      6.609         354          82.97
$300,001 - $325,000            15           4,668,816                5.21      6.201         354          85.01
$325,001 - $350,000             9           2,986,992                3.33      6.523         354          81.54
$350,001 - $375,000             8           2,870,175                3.20      6.100         355          82.41
$375,001 - $400,000            14           5,426,155                6.05      6.311         354          83.08
$400,001 - $425,000            18           7,447,748                8.31      6.158         355          80.90
$425,001 - $450,000             7           3,024,249                3.37      6.515         354          82.13
$450,001 - $475,000            12           5,520,487                6.16      6.244         354          83.33
$475,001 - $500,000             7           3,446,293                3.84      6.626         354          87.12
$500,001 - $750,000            32          19,389,619               21.63      6.409         354          83.51
$750,001 - $1,000,000           1             900,000                1.00      5.490         355          75.00
Total:                        305          89,645,788              100.00      6.445         354          82.61
Minimum: $85,400
Maximum: $900,000
Average: $293,921




5. Original Terms (month)

                                                    % of Mortgage     Weighted   Weighted
                                                    Loan Pool by      Average     Average      Weighted
Original          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
360                     305          89,645,788              100.00      6.445         354          82.61
Total:                  305          89,645,788              100.00      6.445         354          82.61
Minimum: 360
Maximum: 360
Weighted Average: 360




6. Range of Remaining Terms (month)

                                                    % of Mortgage     Weighted   Weighted
Range of                                            Loan Pool by      Average     Average      Weighted
Remaining         Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
301 - 360               305          89,645,788              100.00      6.445         354          82.61
Total:                  305          89,645,788              100.00      6.445         354          82.61
Minimum: 349
Maximum: 355
Weighted Average: 354




7. Range of Combined Original LTV Ratios (%)

                                                     % of Mortgage     Weighted   Weighted
Range of                                             Loan Pool by      Average     Average      Weighted
Combined           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
----------------   ---------   -----------------   -----------------   --------   ---------   ------------
45.01% - 50.00%            2             410,000                0.46      6.391         353          49.28
50.01% - 55.00%            1             405,000                0.45      5.500         355          51.53
60.01% - 65.00%            1             749,612                0.84      6.250         354          62.50
65.01% - 70.00%            3             697,430                0.78      6.188         354          69.82
70.01% - 75.00%            6           2,108,739                2.35      5.966         355          74.31
75.01% - 80.00%          191          52,152,756               58.18      6.278         354          79.97
80.01% - 85.00%           28          10,124,641               11.29      6.300         355          84.87
85.01% - 90.00%           68          21,294,463               23.75      6.898         354          89.90
90.01% - 95.00%            2             517,747                0.58      7.110         354          95.00
95.01% - 100.00%           3           1,185,400                1.32      8.090         354         100.00
Total:                   305          89,645,788              100.00      6.445         354          82.61
Minimum: 49.06%
Maximum: 100.00%
Weighted Average: 82.61%




8. Range of Gross Margins (%)

                                                    % of Mortgage     Weighted   Weighted
Range                                               Loan Pool by      Average     Average      Weighted
of                Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
5.501% - 6.000%           3           1,175,700                1.31      5.008         354          81.77
6.001% - 6.500%          22           7,816,931                8.72      5.398         355          78.76
6.501% - 7.000%         280          80,653,157               89.97      6.568         354          82.99
Total:                  305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 5.840%
Maximum: 6.990%
Non-Zero Weighted Average: 6.888%




9. Range of Minimum Mortgage Rates (%)

Range                                               % of Mortgage     Weighted   Weighted
of                                                  Loan Pool by      Average     Average      Weighted
Minimum           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)           Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
4.501% - 5.000%           1             308,000                0.34      4.890         350          80.00
5.001% - 5.500%          23           8,572,711                9.56      5.361         355          79.11
5.501% - 6.000%          56          18,574,527               20.72      5.879         355          81.03
6.001% - 6.500%          78          24,094,199               26.88      6.315         354          81.22
6.501% - 7.000%          87          24,035,084               26.81      6.763         354          83.62
7.001% - 7.500%          32           7,735,517                8.63      7.284         354          86.30
7.501% - 8.000%          21           4,904,280                5.47      7.778         354          87.58
8.001% - 8.500%           5           1,046,170                1.17      8.230         354          95.52
8.501% - 9.000%           2             375,300                0.42      8.825         354          90.00
Total:                  305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 4.890%
Maximum: 8.890%
Non-Zero Weighted Average: 6.448%




10. Range of Maximum Mortgage Rates (%)

Range                                                 % of Mortgage     Weighted   Weighted
of                                                    Loan Pool by      Average     Average      Weighted
Maximum             Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------   ---------   -----------------   -----------------   --------   ---------   ------------
11.501% - 12.000%           1             308,000                0.34      4.890         350          80.00
12.001% - 12.500%          23           8,572,711                9.56      5.361         355          79.11
12.501% - 13.000%          56          18,574,527               20.72      5.879         355          81.03
13.001% - 13.500%          79          24,441,505               27.26      6.313         354          81.20
13.501% - 14.000%          85          23,512,852               26.23      6.769         354          83.70
14.001% - 14.500%          33           7,910,443                8.82      7.283         354          86.16
14.501% - 15.000%          21           4,904,280                5.47      7.778         354          87.58
15.001% - 15.500%           5           1,046,170                1.17      8.230         354          95.52
15.501% - 16.000%           2             375,300                0.42      8.825         354          90.00
Total:                    305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 11.890%
Maximum: 15.890%
Non-Zero Weighted Average: 13.445%




11. Initial Cap (%)

                                                    % of Mortgage     Weighted   Weighted
                                                    Loan Pool by      Average     Average      Weighted
                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
3.00%                   305          89,645,788              100.00      6.445         354          82.61
Total:                  305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%




12. Periodic Cap (%)

                                                    % of Mortgage     Weighted   Weighted
                                                    Loan Pool by      Average     Average      Weighted
                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
Periodic          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
1.50%                   305          89,645,788              100.00      6.445         354          82.61
Total:                  305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%




13. Next Rate Adjustment Date

                                                    % of Mortgage     Weighted   Weighted
Next                                                Loan Pool by      Average     Average      Weighted
Rate              Number of       Aggregate           Aggregate        Gross     Remaining     Average
Adjustment        Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Date                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
May-06                    1             280,000                0.31      5.600         349          80.00
Jun-06                    2             499,200                0.56      5.401         350          80.00
Jul-06                    2             613,600                0.68      6.725         351          80.00
Aug-06                   12           3,211,936                3.58      7.104         352          81.18
Sep-06                   16           4,790,351                5.34      6.584         353          83.37
Oct-06                  104          29,360,650               32.75      6.703         354          83.63
Nov-06                  155          46,687,713               52.08      6.243         355          82.20
Sep-07                    1             203,079                0.23      6.990         353          90.00
Oct-07                    3             915,688                1.02      6.349         354          81.47
Nov-07                    9           3,083,571                3.44      6.331         355          80.31
Total:                  305          89,645,788              100.00      6.445         354          82.61
Non-Zero Weighted Average: 2006-10-30




14. Geographical Distribution

                                                    % of Mortgage     Weighted   Weighted
                                                    Loan Pool by      Average     Average      Weighted
                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
Geographical      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
California              144          52,676,256               58.76      6.268         354          82.24
Maryland                 16           4,636,011                5.17      6.887         354          85.05
Florida                  21           4,560,127                5.09      6.900         354          84.38
New York                 10           4,331,620                4.83      6.091         355          82.05
Colorado                 20           3,563,768                3.98      6.433         354          80.73
Georgia                  14           3,121,287                3.48      6.854         355          85.72
New Jersey                6           2,734,312                3.05      7.047         354          82.32
Virginia                  9           2,294,043                2.56      7.232         354          85.00
Nevada                   10           1,970,209                2.20      6.561         354          81.12
Minnesota                 7           1,784,074                1.99      6.571         354          82.11
Arizona                   8           1,174,212                1.31      6.511         354          81.15
Other                    40           6,799,869                7.59      6.672         354          82.60
Total:                  305          89,645,788              100.00      6.445         354          82.61
Number of States Represented: 25




15. Occupancy

                                                    % of Mortgage     Weighted   Weighted
                                                    Loan Pool by      Average     Average      Weighted
                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Occupancy           Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
Primary                 304          89,542,241               99.88      6.443         354          82.59
Second Home               1             103,547                0.12      7.950         354          95.00
Total:                  305          89,645,788              100.00      6.445         354          82.61




16. Property Types

                                                            % of Mortgage     Weighted   Weighted
                                                            Loan Pool by      Average     Average      Weighted
                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Property                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-----------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Single Family Residence         272          80,769,136               90.10      6.419         354          82.53
Condo                            25           5,466,739                6.10      6.774         354          82.53
2-4 Family                        8           3,409,913                3.80      6.536         355          84.52
Total:                          305          89,645,788              100.00      6.445         354          82.61




17. Loan Purpose

                                                        % of Mortgage     Weighted   Weighted
                                                        Loan Pool by      Average     Average      Weighted
                      Number of       Aggregate           Aggregate        Gross     Remaining     Average
Loan                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Purchase                    221          62,918,041               70.19      6.398         354          82.71
Refinance - Cashout          84          26,727,747               29.81      6.556         354          82.37
Total:                      305          89,645,788              100.00      6.445         354          82.61




18. Documentation Level

                                                         % of Mortgage     Weighted   Weighted
                                                         Loan Pool by      Average     Average      Weighted
                       Number of       Aggregate           Aggregate        Gross     Remaining     Average
Documentation          Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
--------------------   ---------   -----------------   -----------------   --------   ---------   ------------
Full Documentation           275          77,843,872               86.83      6.442         354          82.94
Stated Documentation          25          10,408,516               11.61      6.349         355          79.51
Easy Documentation             5           1,393,400                1.55      7.344         355          87.38
Total:                       305          89,645,788              100.00      6.445         354          82.61




19. Original Prepayment Penalty Term (months)

                                                    % of Mortgage     Weighted   Weighted
Original                                            Loan Pool by      Average     Average      Weighted
Prepayment        Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
0                        32           8,004,139                8.93      6.875         354          82.65
12                       33          12,636,015               14.10      6.557         355          82.50
24                      227          64,811,309               72.30      6.390         354          82.61
36                       13           4,194,326                4.68      6.144         354          82.86
Total:                  305          89,645,788              100.00      6.445         354          82.61
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23




20. Lien Position

                                                    % of Mortgage     Weighted   Weighted
                                                    Loan Pool by      Average     Average      Weighted
                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
Lien              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
1st Lien                305          89,645,788              100.00      6.445         354          82.61
Total:                  305          89,645,788              100.00      6.445         354          82.61




21. FICO Score

                                                    % of Mortgage     Weighted   Weighted
                                                    Loan Pool by      Average     Average      Weighted
                  Number of       Aggregate           Aggregate        Gross     Remaining     Average
FICO              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score               Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------------   ---------   -----------------   -----------------   --------   ---------   ------------
541 - 560                 1             330,000                0.37      5.990         355          76.57
561 - 580                 4           1,770,839                1.98      6.754         355          85.70
581 - 600                91          22,947,127               25.60      6.676         354          82.10
601 - 620                89          25,495,150               28.44      6.643         354          83.88
621 - 640                38          10,513,337               11.73      6.258         354          82.87
641 - 660                25           9,316,743               10.39      6.236         355          82.05
661 - 680                23           7,293,663                8.14      6.237         355          82.25
681 - 700                11           4,818,185                5.37      6.023         355          79.81
701 - 720                10           2,753,196                3.07      6.109         355          81.01
721 - 740                 4           1,415,824                1.58      5.808         354          80.00
741 - 760                 3             943,120                1.05      5.718         353          80.00
761 - 780                 5           1,821,485                2.03      6.079         354          85.49
781 - 800                 1             227,120                0.25      5.950         354          80.00
Total:                  305          89,645,788              100.00      6.445         354          82.61
Minimum: 550
Maximum: 784
Weighted Average: 630

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-make or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should b based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communicatio is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such pers Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records


1. Range of Gross Interest Rates (%)

                                                                                     Weighted
Range of                                                        % by                  Average
Gross                              Current        Average      Current    Weighted    Stated
Interest            Number of     Principal       Current     Principal   Average    Remaining   FICO
Rates (%)             Loans        Balance        Balance      Balance     Coupon      Term      Score
-----------------   ---------   --------------   ----------   ---------   --------   ---------   -----
4.000% - 4.999%             8     2,515,806.61   314,475.83        0.29      4.978         354     694
5.000% - 5.999%           321    91,645,580.94   285,500.25       10.49      5.711         354     650
6.000% - 6.999%         1,278   332,854,892.34   260,449.84       38.12      6.589         354     622
7.000% - 7.999%         1,310   273,486,063.58   208,767.99       31.32      7.506         353     597
8.000% - 8.999%           727   113,137,477.73   155,622.39       12.96      8.480         353     581
9.000% - 9.999%           269    30,333,341.35   112,763.35        3.47      9.435         351     574
10.000% - 10.999%         185    14,341,382.10    77,520.98        1.64     10.535         344     589
11.000% - 11.999%         273    10,800,500.09    39,562.27        1.24     11.430         317     609
12.000% - 12.999%         207     3,722,028.39    17,980.81        0.43     12.327         231     611
13.000% - 13.999%          18       431,243.23    23,957.96        0.05     13.097         254     619
Total:                  4,596   873,268,316.36   190,006.16      100.00      7.276         352     610
Minimum: 4.890%
Maximum: 13.750%
Weighted Average: 7.276%


Range of            Weighted    Wtd                               Pct
Gross               Average     Avg     Pct     Pct      Pct     Cash
Interest            Original   Back    Full    Owner    Single   -out
Rates (%)             LTV      Ratio    Doc     Occ     Family   Refi
-----------------   --------   -----   -----   ------   ------   -----
4.000% - 4.999%        80.00   45.50   87.76   100.00    69.52   15.64
5.000% - 5.999%        79.55   41.98   88.29    95.67    86.54   46.13
6.000% - 6.999%        80.71   42.04   73.88    94.03    86.34   53.89
7.000% - 7.999%        81.34   41.40   61.13    87.98    81.78   52.88
8.000% - 8.999%        79.58   42.26   55.17    87.16    83.01   54.09
9.000% - 9.999%        67.08   42.34   55.44    90.81    81.22   66.76
10.000% - 10.999%      44.64   42.76   65.04    94.21    84.01   52.55
11.000% - 11.999%      26.87   41.53   61.01    98.15    86.08   24.40
12.000% - 12.999%      16.33   42.41   67.22    80.79    83.04   37.66
13.000% - 13.999%      15.64   43.37   25.97    90.95    97.02   23.14
Total:                 78.60   41.89   68.02    91.32    84.22   52.65
Minimum: 4.890%
Maximum: 13.750%
Weighted Average: 7.276%




2. Range of Cut-off Date Principal Balances ($)

                                                                                       Weighted
Range of                                                          % by                  Average
Cut-off                              Current        Average      Current    Weighted    Stated
Date Principal        Number of     Principal       Current     Principal   Average    Remaining   FICO
Balances ($)            Loans        Balance        Balance      Balance     Coupon      Term      Score
-------------------   ---------   --------------   ----------   ---------   --------   ---------   -----
$1 - $25,000                369     4,785,478.84    12,968.78        0.55     11.576         163     618
$25,001 - $50,000           215     7,849,373.04    36,508.71        0.90     10.637         334     634
$50,001 - $75,000           268    16,745,516.35    62,483.27        1.92      9.352         350     606
$75,001 - $100,000          406    35,872,623.36    88,356.22        4.11      8.136         353     600
$100,001 - $200,000       1,625   235,020,080.18   144,627.74       26.91      7.478         353     603
$200,001 - $300,000         844   206,589,618.71   244,774.43       23.66      7.214         354     599
$300,001 - $400,000         442   152,419,999.16   344,841.63       17.45      6.999         354     607
$400,001 - $500,000         298   133,734,524.34   448,773.57       15.31      6.837         354     621
$500,001 - $600,000          66    36,049,191.45   546,199.87        4.13      6.720         355     643
$600,001 - $700,000          35    22,518,849.52   643,395.70        2.58      6.812         351     647
$700,001 - $800,000          21    15,762,849.09   750,611.86        1.81      6.596         355     645
$800,001 - $900,000           7     5,920,212.32   845,744.62        0.68      6.347         354     648
Total:                    4,596   873,268,316.36   190,006.16      100.00      7.276         352     610
Minimum: $3,171
Maximum: $900,000
Average: $190,006


Range of              Weighted    Wtd                                Pct
Cut-off               Average     Avg     Pct      Pct      Pct     Cash
Date Principal        Original   Back     Full    Owner    Single   -out
Balances ($)            LTV      Ratio    Doc      Occ     Family   Refi
-------------------   --------   -----   ------   ------   ------   -----
$1 - $25,000              9.24   41.24    92.73    81.43    86.11   26.58
$25,001 - $50,000        22.27   41.67    80.80    97.38    88.55   16.74
$50,001 - $75,000        56.62   40.79    70.85    86.28    86.65   34.77
$75,001 - $100,000       74.27   41.08    75.72    84.74    88.81   47.98
$100,001 - $200,000      78.84   41.32    77.90    89.35    87.27   51.55
$200,001 - $300,000      79.52   42.66    71.17    92.21    84.32   60.43
$300,001 - $400,000      81.58   43.28    66.05    91.91    80.45   58.25
$400,001 - $500,000      80.38   42.40    49.52    93.95    79.52   46.79
$500,001 - $600,000      83.18   40.55    46.12    90.81    81.73   38.07
$600,001 - $700,000      85.78   36.88    66.06    94.39    82.73   40.21
$700,001 - $800,000      81.44   39.13    61.66   100.00   100.00   67.41
$800,001 - $900,000      76.45   33.93   100.00    85.73   100.00   57.28
Total:                   78.60   41.89    68.02    91.32    84.22   52.65
Minimum: $3,171
Maximum: $900,000
Average: $190,006




3. Fico Distribution

                                                                                Weighted
                                                           % by                  Average
                              Current        Average      Current    Weighted    Stated
Fico           Number of     Principal       Current     Principal   Average    Remaining   FICO
Distribution     Loans        Balance        Balance      Balance     Coupon      Term      Score
------------   ---------   --------------   ----------   ---------   --------   ---------   -----
<= 539               551   102,022,594.41   185,158.97       11.68      8.326         353     521
540 - 550            172    35,812,112.03   208,209.95        4.10      7.734         354     545
551 - 575            626   114,446,860.34   182,822.46       13.11      7.502         353     562
576 - 600            807   147,986,125.51   183,378.10       16.95      7.173         352     589
601 - 625            851   158,511,909.19   186,265.46       18.15      7.048         352     613
626 >=             1,589   314,488,714.88   197,916.12       36.01      6.963         352     671
Total:             4,596   873,268,316.36   190,006.16      100.00      7.276         352     610
Minimum: 500
Maximum: 798
Weighted Average: 609.6


              Weighted    Wtd                              Pct
              Average     Avg     Pct     Pct     Pct     Cash
Fico          Original   Back    Full    Owner   Single   -out
Distribution    LTV      Ratio    Doc     Occ    Family   Refi
------------  --------   -----   -----   -----   ------   -----
<= 539           73.23   43.69   68.66   95.13    88.95   90.60
540 - 550        73.92   43.23   68.14   97.15    90.59   87.60
551 - 575        79.27   42.29   72.95   91.79    87.75   67.90
576 - 600        79.13   40.82   80.90   93.75    84.99   49.38
601 - 625        78.80   41.35   78.65   92.36    85.12   50.19
626 >=           80.28   41.78   54.59   87.57    79.87   33.59
Total:           78.60   41.89   68.02   91.32    84.22   52.65
Minimum: 500
Maximum: 798
Weighted Average: 609.6




4. Range of Original LTV Ratios (%) (%)

                                                                                      Weighted
                                                                 % by                  Average
Range of                            Current        Average      Current    Weighted    Stated
Original             Number of     Principal       Current     Principal   Average    Remaining   FICO
LTV Ratios (%) (%)     Loans        Balance        Balance      Balance     Coupon      Term      Score
------------------   ---------   --------------   ----------   ---------   --------   ---------   -----
<= 80.00%                3,183   555,732,170.90   174,593.83       63.64      7.334         351     603
80.01% - 85.00%            304    72,051,648.38   237,012.00        8.25      7.034         353     600
85.01% - 90.00%            952   204,641,904.17   214,959.98       23.43      7.094         354     619
90.01% - 95.00%             53    15,334,623.14   289,332.51        1.76      7.356         354     649
95.01% - 100.00%           104    25,507,969.77   245,268.94        2.92      8.095         354     683
Total:                   4,596   873,268,316.36   190,006.16      100.00      7.276         352     610
Minimum: 2.67%
Maximum: 100.00%
Weighted Average: 78.60%


                     Weighted    Wtd                               Pct
Range of             Average     Avg     Pct     Pct      Pct     Cash
Original             Original   Back    Full    Owner    Single   -out
LTV Ratios (%) (%)     LTV      Ratio    Doc     Occ     Family   Refi
------------------   --------   -----   -----   ------   ------   -----
<= 80.00%               72.27   41.91   60.57    94.97    85.28   57.54
80.01% - 85.00%         84.58   41.67   79.12    89.02    89.56   71.77
85.01% - 90.00%         89.82   41.65   88.61    80.87    80.76   38.56
90.01% - 95.00%         94.67   42.63   64.45    94.73    80.05   29.52
95.01% - 100.00%        99.82   43.39   35.72   100.00    76.34   19.02
Total:                  78.60   41.89   68.02    91.32    84.22   52.65
Minimum: 2.67%
Maximum: 100.00%
Weighted Average: 78.60%




5. Occupancy

                                                                               Weighted
                                                          % by                  Average
                             Current        Average      Current    Weighted    Stated
              Number of     Principal       Current     Principal   Average    Remaining   FICO
Occupancy       Loans        Balance        Balance      Balance     Coupon      Term      Score
-----------   ---------   --------------   ----------   ---------   --------   ---------   -----
Primary           4,095   797,439,338.74   194,734.88       91.32      7.251         353     607
Investment          450    64,338,267.93   142,973.93        7.37      7.626         349     631
Second Home          51    11,490,709.69   225,308.03        1.32      7.010         349     638
Total:            4,596   873,268,316.36   190,006.16      100.00      7.276         352     610


              Weighted    Wtd                               Pct
              Average     Avg     Pct     Pct      Pct     Cash
              Original   Back    Full    Owner    Single   -out
Occupancy       LTV      Ratio    Doc     Occ     Family   Refi
-----------   --------   -----   -----   ------   ------   -----
Primary          78.20   41.99   66.88   100.00    85.78   54.12
Investment       82.99   40.97   82.90       --    65.65   35.26
Second Home      81.53   40.14   63.32       --    79.93   47.69
Total:           78.60   41.89   68.02    91.32    84.22   52.65




6. Loan Purpose

                                                                                         Weighted
                                                                    % by                  Average
                                       Current        Average      Current    Weighted    Stated
Loan                    Number of     Principal       Current     Principal   Average    Remaining   FICO
Purpose                   Loans        Balance        Balance      Balance     Coupon      Term      Score
---------------------   ---------   --------------   ----------   ---------   --------   ---------   -----
Refinance - Cashout         2,208   459,777,064.77   208,232.37       52.65      7.288         353     588
Purchase                    2,372   410,685,623.95   173,138.96       47.03      7.261         352     634
Refinance - Rate Term          16     2,805,627.64   175,351.73        0.32      7.525         353     574
Total:                      4,596   873,268,316.36   190,006.16      100.00      7.276         352     610


                        Weighted    Wtd                              Pct
                        Average     Avg     Pct     Pct     Pct      Cash
Loan                    Original   Back    Full    Owner   Single    -out
Purpose                   LTV      Ratio    Doc     Occ    Family    Refi
---------------------   --------   -----   -----   -----   ------   ------
Refinance - Cashout        76.70   41.88   70.54   93.87    86.52   100.00
Purchase                   80.73   41.91   65.09   88.46    81.60       --
Refinance - Rate Term      77.26   40.01   82.50   90.88    91.96       --
Total:                     78.60   41.89   68.02   91.32    84.22    52.65




7. Documentation Level

                                                                                        Weighted
                                                                   % by                  Average
                                      Current        Average      Current    Weighted    Stated
Documentation          Number of     Principal       Current     Principal   Average    Remaining   FICO
Level                    Loans        Balance        Balance      Balance     Coupon      Term      Score
--------------------   ---------   --------------   ----------   ---------   --------   ---------   -----
Full Documentation         3,416   593,977,187.90   173,880.91       68.02      7.129         352     603
Stated Documentation       1,096   259,889,573.92   237,125.52       29.76      7.612         353     626
EASY                          84    19,401,554.54   230,970.89        2.22      7.271         354     599
Total:                     4,596   873,268,316.36   190,006.16      100.00      7.276         352     610


                       Weighted    Wtd                               Pct
                       Average     Avg     Pct      Pct     Pct     Cash
Documentation          Original   Back     Full    Owner   Single   -out
Level                    LTV      Ratio    Doc      Occ    Family   Refi
--------------------   --------   -----   ------   -----   ------   -----
Full Documentation        79.59   41.73   100.00   89.80    85.69   54.60
Stated Documentation      76.15   42.75       --   94.31    80.59   46.46
EASY                      80.85   35.26       --   97.75    87.90   75.83
Total:                    78.60   41.89    68.02   91.32    84.22   52.65




8. Back Ratio

                                                                                 Weighted
                                                            % by                  Average
                               Current        Average      Current    Weighted    Stated
Back            Number of     Principal       Current     Principal   Average    Remaining   FICO
Ratio             Loans        Balance        Balance      Balance     Coupon      Term      Score
-------------   ---------   --------------   ----------   ---------   --------   ---------   -----
0.01 - 5.00             6     1,237,805.77   206,300.96        0.14      6.696         351     652
5.01 - 10.00           18     5,411,755.00   300,653.06        0.62      6.822         341     606
10.01 - 15.00          25     7,097,938.50   283,917.54        0.81      7.017         353     617
15.01 - 20.00          56     9,782,070.32   174,679.83        1.12      7.118         349     622
20.01 - 25.00         147    25,563,155.46   173,899.02        2.93      7.413         351     609
25.01 - 30.00         261    43,219,198.44   165,590.80        4.95      7.339         351     605
30.01 - 35.00         446    78,929,428.72   176,971.81        9.04      7.404         352     604
35.01 - 40.00         670   123,450,784.05   184,254.90       14.14      7.247         353     612
40.01 - 45.00       1,002   196,489,739.40   196,097.54       22.50      7.193         352     616
45.01 - 50.00       1,368   259,399,848.85   189,619.77       29.70      7.310         352     618
50.01 - 55.00         593   122,403,826.06   206,414.55       14.02      7.282         354     584
55.01 - 60.00           3       268,469.39    89,489.80        0.03      7.752         353     590
100.01 >=               1        14,296.40    14,296.40          --      9.500         175     651
Total:              4,596   873,268,316.36   190,006.16      100.00      7.276         352     610
Minimum: 1.11
Maximum: 101.90
Weighted Average: 41.89


                Weighted    Wtd                                 Pct
                Average     Avg      Pct      Pct      Pct     Cash
Back            Original    Back     Full    Owner    Single   -out
Ratio             LTV      Ratio     Doc      Occ     Family   Refi
-------------   --------   ------   ------   ------   ------   -----
0.01 - 5.00        75.23     2.74    68.99    90.06    98.39   46.42
5.01 - 10.00       79.29     7.58    86.56    83.08    93.33   65.77
10.01 - 15.00      79.32    12.37    85.31    94.48    96.02   63.29
15.01 - 20.00      78.07    18.13    69.84    85.26    81.85   53.09
20.01 - 25.00      78.87    22.79    75.08    84.21    88.71   61.19
25.01 - 30.00      75.93    27.71    75.14    90.34    87.95   57.51
30.01 - 35.00      77.40    32.72    63.69    91.86    86.45   54.63
35.01 - 40.00      78.03    37.72    65.29    90.22    83.44   51.43
40.01 - 45.00      79.08    42.87    69.20    92.17    82.21   47.37
45.01 - 50.00      80.04    47.80    63.90    92.40    83.13   44.10
50.01 - 55.00      77.01    52.37    74.36    91.03    85.87   74.57
55.01 - 60.00      79.07    57.04   100.00    38.06    61.94   38.06
100.01 >=          10.00   101.90   100.00   100.00   100.00      --
Total:             78.60    41.89    68.02    91.32    84.22   52.65
Minimum: 1.11
Maximum: 101.90
Weighted Average: 41.89




9. Geographical Distribution

                                                                                       Weighted
                                                                  % by                  Average
                                     Current        Average      Current    Weighted    Stated
Geographical          Number of     Principal       Current     Principal   Average    Remaining   FICO
Distribution            Loans        Balance        Balance      Balance     Coupon      Term      Score
-------------------   ---------   --------------   ----------   ---------   --------   ---------   -----
California-Southern         643   166,803,495.29   259,414.46       19.10      6.927         353     610
New York                    419   111,075,312.71   265,096.21       12.72      7.233         352     620
California-Northern         388   104,432,985.05   269,157.18       11.96      6.965         353     614
New Jersey                  282    67,505,086.16   239,379.74        7.73      7.512         352     600
Florida                     438    63,348,928.68   144,632.26        7.25      7.578         352     607
Other                     2,426   360,102,508.47   148,434.67       41.24      7.443         352     607
Total:                    4,596   873,268,316.36   190,006.16      100.00      7.276         352     610
Number of States Represented: 44


                      Weighted    Wtd                              Pct
                      Average     Avg     Pct     Pct     Pct     Cash
Geographical          Original   Back    Full    Owner   Single   -out
Distribution            LTV      Ratio    Doc     Occ    Family   Refi
-------------------   --------   -----   -----   -----   ------   -----
California-Southern      76.78   42.59   65.50   93.81    88.24   55.64
New York                 79.30   43.29   54.15   90.44    63.66   51.79
California-Northern      76.23   42.16   63.83   92.95    94.78   52.66
New Jersey               78.83   41.17   56.86   95.69    76.75   66.94
Florida                  79.75   40.31   72.69   89.48    88.29   48.40
Other                    79.67   41.47   75.95   89.46    86.33   49.60
Total:                   78.60   41.89   68.02   91.32    84.22   52.65
Number of States Represented: 44

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-make or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should b based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communicatio is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such pers Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Declaration FICO / LTV Matrix

Deal Name:                                            SABR 2005-FR1

                                                           LTV

                    Below 65    65 - 67    68 - 70    71 - 73    74 - 76    77 - 79    80 - 82    83 - 85    86 - 88    89 - 91
       ---------    --------    -------    -------    -------    -------    -------    -------    -------    -------    -------
       Below 500        0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
       500 - 504        0.18%      0.08%      0.01%      0.09%      0.25%      0.00%      0.37%      0.04%      0.00%      0.00%
       505 - 509        0.22%      0.08%      0.16%      0.04%      0.32%      0.00%      0.44%      0.05%      0.00%      0.00%
       510 - 514        0.11%      0.19%      0.27%      0.05%      0.35%      0.03%      0.49%      0.03%      0.00%      0.00%
       515 - 519        0.19%      0.01%      0.10%      0.12%      0.29%      0.04%      0.41%      0.05%      0.00%      0.00%
       520 - 524        0.18%      0.09%      0.26%      0.12%      0.24%      0.10%      0.31%      0.00%      0.00%      0.00%
       525 - 529        0.42%      0.11%      0.20%      0.17%      0.18%      0.08%      0.57%      0.25%      0.00%      0.00%
       530 - 534        0.27%      0.08%      0.24%      0.03%      0.21%      0.08%      0.49%      0.22%      0.00%      0.00%
       535 - 539        0.26%      0.02%      0.20%      0.11%      0.28%      0.17%      0.48%      0.19%      0.00%      0.00%
       540 - 544        0.29%      0.09%      0.15%      0.04%      0.25%      0.15%      0.52%      0.33%      0.03%      0.01%
       545 - 549        0.42%      0.04%      0.11%      0.18%      0.24%      0.19%      0.44%      0.08%      0.00%      0.08%
       550 - 554        0.26%      0.17%      0.06%      0.03%      0.23%      0.05%      0.64%      0.18%      0.03%      1.11%
       555 - 559        0.49%      0.07%      0.09%      0.20%      0.35%      0.23%      0.64%      0.27%      0.03%      1.12%
       560 - 564        0.34%      0.05%      0.19%      0.04%      0.13%      0.06%      0.47%      0.39%      0.04%      0.66%
       565 - 569        0.43%      0.06%      0.20%      0.05%      0.14%      0.05%      0.47%      0.29%      0.00%      0.82%
       570 - 574        0.16%      0.01%      0.02%      0.05%      0.10%      0.15%      0.54%      0.07%      0.00%      0.85%
       575 - 579        0.15%      0.00%      0.04%      0.09%      0.27%      0.03%      0.32%      0.29%      0.04%      1.04%
       580 - 584        0.22%      0.10%      0.08%      0.17%      0.05%      0.06%      1.23%      0.32%      0.03%      0.94%
       585 - 589        0.48%      0.08%      0.04%      0.05%      0.22%      0.17%      1.40%      0.26%      0.00%      0.95%
       590 - 594        0.31%      0.05%      0.19%      0.09%      0.15%      0.16%      1.43%      0.19%      0.09%      1.07%
       595 - 599        0.51%      0.07%      0.12%      0.14%      0.19%      0.08%      1.27%      0.40%      0.01%      0.62%
       600 - 604        0.40%      0.07%      0.16%      0.04%      0.06%      0.26%      1.13%      0.43%      0.09%      0.86%
       605 - 609        0.32%      0.00%      0.03%      0.12%      0.35%      0.09%      1.70%      0.29%      0.11%      0.80%
FICO   610 - 614        0.61%      0.01%      0.16%      0.00%      0.15%      0.12%      1.18%      0.34%      0.00%      0.99%
       615 - 619        0.44%      0.03%      0.05%      0.03%      0.15%      0.26%      1.23%      0.35%      0.03%      0.71%
       620 - 624        0.21%      0.03%      0.03%      0.04%      0.18%      0.09%      1.65%      0.27%      0.01%      0.98%
       625 - 629        0.22%      0.00%      0.02%      0.00%      0.18%      0.04%      1.56%      0.17%      0.12%      0.55%
       630 - 634        0.12%      0.04%      0.10%      0.06%      0.05%      0.00%      1.05%      0.14%      0.08%      0.81%
       635 - 639        0.21%      0.03%      0.00%      0.03%      0.07%      0.16%      1.44%      0.13%      0.03%      0.67%
       640 - 644        0.22%      0.00%      0.01%      0.00%      0.07%      0.08%      0.96%      0.06%      0.11%      0.69%
       645 - 649        0.19%      0.02%      0.01%      0.02%      0.01%      0.03%      1.06%      0.23%      0.03%      0.51%
       650 - 654        0.17%      0.02%      0.08%      0.00%      0.00%      0.05%      1.12%      0.14%      0.09%      0.58%
       655 - 659        0.27%      0.00%      0.01%      0.00%      0.08%      0.04%      1.13%      0.14%      0.07%      0.49%
       660 - 664        0.15%      0.00%      0.03%      0.00%      0.05%      0.00%      0.91%      0.07%      0.06%      0.60%
       665 - 669        0.11%      0.00%      0.01%      0.08%      0.03%      0.00%      0.73%      0.21%      0.00%      0.25%
       670 - 674        0.22%      0.00%      0.00%      0.03%      0.15%      0.15%      0.71%      0.18%      0.09%      0.51%
       675 - 679        0.08%      0.00%      0.00%      0.00%      0.00%      0.15%      0.55%      0.07%      0.07%      0.08%
       680 - 684        0.12%      0.00%      0.00%      0.05%      0.10%      0.00%      0.60%      0.01%      0.01%      0.37%
       685 - 689        0.10%      0.00%      0.02%      0.00%      0.00%      0.03%      0.64%      0.23%      0.00%      0.14%
       690 - 694        0.07%      0.00%      0.00%      0.00%      0.01%      0.02%      0.60%      0.11%      0.00%      0.28%
       695 - 699        0.05%      0.00%      0.00%      0.00%      0.00%      0.00%      0.35%      0.00%      0.00%      0.18%
       700 - 704        0.01%      0.00%      0.00%      0.00%      0.02%      0.06%      0.23%      0.08%      0.00%      0.23%
       705 - 709        0.03%      0.00%      0.00%      0.00%      0.00%      0.00%      0.39%      0.00%      0.00%      0.24%
       710 - 714        0.04%      0.00%      0.05%      0.00%      0.00%      0.00%      0.29%      0.03%      0.04%      0.13%
       715 - 719        0.04%      0.00%      0.01%      0.06%      0.00%      0.00%      0.30%      0.00%      0.03%      0.07%
       720 - 724        0.11%      0.00%      0.00%      0.00%      0.00%      0.00%      0.35%      0.00%      0.00%      0.09%
             725+       0.22%      0.00%      0.02%      0.04%      0.01%      0.18%      1.40%      0.06%      0.05%      0.96%

                     92 - 94    95 - 97    98 - 100    101 - 103    104 - 106    107 - 109    110 +
       ---------     -------    -------    --------    ---------    ---------    ---------    -----
       Below 500        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       500 - 504        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       505 - 509        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       510 - 514        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       515 - 519        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       520 - 524        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       525 - 529        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       530 - 534        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       535 - 539        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       540 - 544        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       545 - 549        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       550 - 554        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       555 - 559        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       560 - 564        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       565 - 569        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       570 - 574        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       575 - 579        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       580 - 584        0.00%      0.19%       0.00%        0.00%        0.00%        0.00%    0.00%
       585 - 589        0.02%      0.05%       0.00%        0.00%        0.00%        0.00%    0.00%
       590 - 594        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       595 - 599        0.00%      0.04%       0.00%        0.00%        0.00%        0.00%    0.00%
       600 - 604        0.00%      0.11%       0.12%        0.00%        0.00%        0.00%    0.00%
       605 - 609        0.00%      0.03%       0.00%        0.00%        0.00%        0.00%    0.00%
FICO   610 - 614        0.00%      0.08%       0.22%        0.00%        0.00%        0.00%    0.00%
       615 - 619        0.00%      0.00%       0.14%        0.00%        0.00%        0.00%    0.00%
       620 - 624        0.00%      0.05%       0.05%        0.00%        0.00%        0.00%    0.00%
       625 - 629        0.00%      0.09%       0.04%        0.00%        0.00%        0.00%    0.00%
       630 - 634        0.00%      0.01%       0.03%        0.00%        0.00%        0.00%    0.00%
       635 - 639        0.00%      0.08%       0.01%        0.00%        0.00%        0.00%    0.00%
       640 - 644        0.05%      0.15%       0.10%        0.00%        0.00%        0.00%    0.00%
       645 - 649        0.04%      0.00%       0.11%        0.00%        0.00%        0.00%    0.00%
       650 - 654        0.00%      0.04%       0.09%        0.00%        0.00%        0.00%    0.00%
       655 - 659        0.00%      0.00%       0.10%        0.00%        0.00%        0.00%    0.00%
       660 - 664        0.00%      0.15%       0.09%        0.00%        0.00%        0.00%    0.00%
       665 - 669        0.00%      0.00%       0.06%        0.00%        0.00%        0.00%    0.00%
       670 - 674        0.00%      0.03%       0.08%        0.00%        0.00%        0.00%    0.00%
       675 - 679        0.00%      0.09%       0.01%        0.00%        0.00%        0.00%    0.00%
       680 - 684        0.00%      0.10%       0.09%        0.00%        0.00%        0.00%    0.00%
       685 - 689        0.00%      0.10%       0.17%        0.00%        0.00%        0.00%    0.00%
       690 - 694        0.00%      0.00%       0.04%        0.00%        0.00%        0.00%    0.00%
       695 - 699        0.00%      0.00%       0.00%        0.00%        0.00%        0.00%    0.00%
       700 - 704        0.00%      0.00%       0.21%        0.00%        0.00%        0.00%    0.00%
       705 - 709        0.00%      0.00%       0.09%        0.00%        0.00%        0.00%    0.00%
       710 - 714        0.00%      0.09%       0.13%        0.00%        0.00%        0.00%    0.00%
       715 - 719        0.00%      0.01%       0.11%        0.00%        0.00%        0.00%    0.00%
       720 - 724        0.00%      0.05%       0.07%        0.00%        0.00%        0.00%    0.00%
             725+       0.00%      0.20%       0.56%        0.00%        0.00%        0.00%    0.00%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO


1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 305
Aggregate Principal Balance ($): 89,645,788
Weighted Average Current Mortgage Rate (%): 6.445
Non-Zero Weighted Average Margin (%): 6.888
Non-Zero Weighted Average Maximum Rate (%): 13.445
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.61
% First Liens: 100.00
% Owner Occupied: 99.88
% Purchase: 70.19
% Full Documentation: 86.83
Non-Zero Weighted Average FICO Score: 630



2. Product Types

                                                                                     % of Mortgage
                                                                                     Loan Pool by
                                                  Number of       Aggregate            Aggregate
Product                                           Mortgage       Cut-off Date        Cut-off Date
Types                                               Loans     Principal Balance    Principal Balance
-----------------------------------------------   ---------   ------------------   -----------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         292          $85,443,450               95.31%
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          13            4,202,338                4.69
Total:                                                  305          $89,645,788              100.00%

                                                  Weighted    Weighted
                                                  Average      Average      Weighted
                                                   Gross      Remaining     Average
Product                                           Interest      Term        Combined
Types                                               Rate      (months)    Original LTV
-----------------------------------------------   --------    ---------   ------------
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only       6.45%         354          82.68%
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only      6.367          355          81.03
Total:                                                6.45%         354          82.61%




3. Range of Gross Interest Rates (%)

                                                    % of Mortgage      Weighted    Weighted
Range of                                            Loan Pool by       Average      Average      Weighted
Gross             Number of       Aggregate           Aggregate         Gross      Remaining     Average
Interest          Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)           Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
4.000% - 4.999%           1            $308,000                0.34%       4.89%         350          80.00%
5.000% - 5.999%          74          25,242,784               28.16       5.694          355          80.41
6.000% - 6.999%         167          49,508,566               55.23       6.512          354          82.37
7.000% - 7.999%          56          13,164,969               14.69       7.460          354          86.53
8.000% - 8.999%           7           1,421,470                1.59       8.387          354          94.06
Total:                  305         $89,645,788              100.00%       6.45%         354          82.61%
Minimum: 4.890%
Maximum: 8.890%
Weighted Average: 6.445%




4. Range of Cut-off Date Principal Balances ($)

                                                          % of Mortgage      Weighted    Weighted
Range of                                                  Loan Pool by       Average      Average      Weighted
Cut-off                 Number of       Aggregate           Aggregate         Gross      Remaining     Average
Date Principal          Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Balances ($)              Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------------   ---------   -----------------   -----------------    --------    ---------   ------------
$75,001 - $100,000              7            $653,904                0.73%       7.26%         354          84.10%
$100,001 - $125,000            26           2,876,956                3.21       6.973          354          82.05
$125,001 - $150,000            22           2,999,877                3.35       6.708          354          80.20
$150,001 - $175,000            25           4,048,361                4.52       6.881          354          82.87
$175,001 - $200,000            25           4,725,853                5.27       6.442          354          80.13
$200,001 - $225,000            23           4,947,767                5.52       6.564          354          81.93
$225,001 - $250,000            27           6,400,359                7.14       6.500          354          82.76
$250,001 - $275,000            15           3,895,163                4.35       6.579          354          80.95
$275,001 - $300,000            12           3,417,015                3.81       6.609          354          82.97
$300,001 - $325,000            15           4,668,816                5.21       6.201          354          85.01
$325,001 - $350,000             9           2,986,992                3.33       6.523          354          81.54
$350,001 - $375,000             8           2,870,175                3.20       6.100          355          82.41
$375,001 - $400,000            14           5,426,155                6.05       6.311          354          83.08
$400,001 - $425,000            18           7,447,748                8.31       6.158          355          80.90
$425,001 - $450,000             7           3,024,249                3.37       6.515          354          82.13
$450,001 - $475,000            12           5,520,487                6.16       6.244          354          83.33
$475,001 - $500,000             7           3,446,293                3.84       6.626          354          87.12
$500,001 - $750,000            32          19,389,619               21.63       6.409          354          83.51
$750,001 - $1,000,000           1             900,000                1.00       5.490          355          75.00
Total:                        305         $89,645,788              100.00%       6.45%         354          82.61%
Minimum: $85,400
Maximum: $900,000
Average: $293,921




5. Original Terms (month)

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
Original          Number of       Aggregate            Aggregate         Gross      Remaining     Average
Terms             Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
(month)             Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
360                     305          $89,645,788              100.00%       6.45%         354          82.61%
Total:                  305          $89,645,788              100.00%       6.45%         354          82.61%
Minimum: 360
Maximum: 360
Weighted Average: 360




6. Range of Remaining Terms (month)

                                                     % of Mortgage      Weighted    Weighted
Range of                                             Loan Pool by       Average      Average      Weighted
Remaining         Number of       Aggregate            Aggregate         Gross      Remaining     Average
Terms             Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
(month)             Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
301 - 360               305          $89,645,788              100.00%       6.45%         354          82.61%
Total:                  305          $89,645,788              100.00%       6.45%         354          82.61%
Minimum: 349
Maximum: 355
Weighted Average: 354




7. Range of Combined Original LTV Ratios (%)

                                                     % of Mortgage      Weighted    Weighted
Range of                                             Loan Pool by       Average      Average      Weighted
Combined           Number of       Aggregate           Aggregate         Gross      Remaining     Average
Original           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
LTV Ratios (%)       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
----------------   ---------   -----------------   -----------------    --------    ---------   ------------
45.01% - 50.00%            2            $410,000                0.46%       6.39%         353          49.28%
50.01% - 55.00%            1             405,000                0.45       5.500          355          51.53
60.01% - 65.00%            1             749,612                0.84       6.250          354          62.50
65.01% - 70.00%            3             697,430                0.78       6.188          354          69.82
70.01% - 75.00%            6           2,108,739                2.35       5.966          355          74.31
75.01% - 80.00%          191          52,152,756               58.18       6.278          354          79.97
80.01% - 85.00%           28          10,124,641               11.29       6.300          355          84.87
85.01% - 90.00%           68          21,294,463               23.75       6.898          354          89.90
90.01% - 95.00%            2             517,747                0.58       7.110          354          95.00
95.01% - 100.00%           3           1,185,400                1.32       8.090          354         100.00
Total:                   305         $89,645,788              100.00%       6.45%         354          82.61%
Minimum: 49.06%
Maximum: 100.00%
Weighted Average: 82.61%




8. Range of Gross Margins (%)

                                                     % of Mortgage      Weighted    Weighted
Range                                                Loan Pool by       Average      Average      Weighted
of                Number of       Aggregate            Aggregate         Gross      Remaining     Average
Gross             Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Margins (%)         Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
5.501% - 6.000%           3           $1,175,700                1.31%       5.01%         354          81.77%
6.001% - 6.500%          22            7,816,931                8.72       5.398          355          78.76
6.501% - 7.000%         280           80,653,157               89.97       6.568          354          82.99
Total:                  305          $89,645,788              100.00%       6.45%         354          82.61%
Non-Zero Minimum: 5.840%
Maximum: 6.990%
Non-Zero Weighted Average: 6.888%




9. Range of Minimum Mortgage Rates (%)

Range                                               % of Mortgage      Weighted    Weighted
of                                                  Loan Pool by       Average      Average      Weighted
Minimum           Number of       Aggregate           Aggregate         Gross      Remaining     Average
Mortgage          Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)           Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
4.501% - 5.000%           1            $308,000                0.34%       4.89%         350          80.00%
5.001% - 5.500%          23           8,572,711                9.56       5.361          355          79.11
5.501% - 6.000%          56          18,574,527               20.72       5.879          355          81.03
6.001% - 6.500%          78          24,094,199               26.88       6.315          354          81.22
6.501% - 7.000%          87          24,035,084               26.81       6.763          354          83.62
7.001% - 7.500%          32           7,735,517                8.63       7.284          354          86.30
7.501% - 8.000%          21           4,904,280                5.47       7.778          354          87.58
8.001% - 8.500%           5           1,046,170                1.17       8.230          354          95.52
8.501% - 9.000%           2             375,300                0.42       8.825          354          90.00
Total:                  305         $89,645,788              100.00%       6.45%         354          82.61%
Non-Zero Minimum: 4.890%
Maximum: 8.890%
Non-Zero Weighted Average: 6.448%




10. Range of Maximum Mortgage Rates (%)

Range                                                 % of Mortgage      Weighted    Weighted
of                                                    Loan Pool by       Average      Average      Weighted
Maximum             Number of       Aggregate           Aggregate         Gross      Remaining     Average
Mortgage            Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
-----------------   ---------   -----------------   -----------------    --------    ---------   ------------
11.501% - 12.000%           1            $308,000                0.34%       4.89%         350          80.00%
12.001% - 12.500%          23           8,572,711                9.56       5.361          355          79.11
12.501% - 13.000%          56          18,574,527               20.72       5.879          355          81.03
13.001% - 13.500%          79          24,441,505               27.26       6.313          354          81.20
13.501% - 14.000%          85          23,512,852               26.23       6.769          354          83.70
14.001% - 14.500%          33           7,910,443                8.82       7.283          354          86.16
14.501% - 15.000%          21           4,904,280                5.47       7.778          354          87.58
15.001% - 15.500%           5           1,046,170                1.17       8.230          354          95.52
15.501% - 16.000%           2             375,300                0.42       8.825          354          90.00
Total:                    305         $89,645,788              100.00%       6.45%         354          82.61%
Non-Zero Minimum: 11.890%
Maximum: 15.890%
Non-Zero Weighted Average: 13.445%




11. Initial Cap (%)

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate            Aggregate         Gross      Remaining     Average
                  Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Initial Cap (%)     Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
3.00%                   305          $89,645,788              100.00%       6.45%         354          82.61%
Total:                  305          $89,645,788              100.00%       6.45%         354          82.61%
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%




12. Periodic Cap (%)

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate            Aggregate         Gross      Remaining     Average
Periodic          Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Cap (%)             Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
1.50%                   305          $89,645,788              100.00%      6.445%         354          82.61%
Total:                  305          $89,645,788              100.00%      6.445%         354          82.61%
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%




13. Next Rate Adjustment Date

                                                    % of Mortgage      Weighted    Weighted
Next                                                Loan Pool by       Average      Average      Weighted
Rate              Number of       Aggregate           Aggregate         Gross      Remaining     Average
Adjustment        Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Date                Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
May-06                    1            $280,000                0.31%      5.600%         349          80.00%
Jun-06                    2             499,200                0.56       5.401          350          80.00
Jul-06                    2             613,600                0.68       6.725          351          80.00
Aug-06                   12           3,211,936                3.58       7.104          352          81.18
Sep-06                   16           4,790,351                5.34       6.584          353          83.37
Oct-06                  104          29,360,650               32.75       6.703          354          83.63
Nov-06                  155          46,687,713               52.08       6.243          355          82.20
Sep-07                    1             203,079                0.23       6.990          353          90.00
Oct-07                    3             915,688                1.02       6.349          354          81.47
Nov-07                    9           3,083,571                3.44       6.331          355          80.31
Total:                  305         $89,645,788              100.00%      6.445%         354          82.61%
Non-Zero Weighted Average: 2006-10-30




14. Geographical Distribution

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
Geographical      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Distribution        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
California              144         $52,676,256               58.76%      6.268%         354          82.24%
Maryland                 16           4,636,011                5.17       6.887          354          85.05
Florida                  21           4,560,127                5.09       6.900          354          84.38
New York                 10           4,331,620                4.83       6.091          355          82.05
Colorado                 20           3,563,768                3.98       6.433          354          80.73
Georgia                  14           3,121,287                3.48       6.854          355          85.72
New Jersey                6           2,734,312                3.05       7.047          354          82.32
Virginia                  9           2,294,043                2.56       7.232          354          85.00
Nevada                   10           1,970,209                2.20       6.561          354          81.12
Minnesota                 7           1,784,074                1.99       6.571          354          82.11
Arizona                   8           1,174,212                1.31       6.511          354          81.15
Other                    40           6,799,869                7.59       6.672          354          82.60
Total:                  305         $89,645,788              100.00%      6.445%         354          82.61%
Number of States Represented: 25




15. Occupancy

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate            Aggregate         Gross      Remaining     Average
                  Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Occupancy           Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
Primary                 304          $89,542,241               99.88%      6.443%         354          82.59%
Second Home               1              103,547                0.12       7.950          354          95.00
Total:                  305          $89,645,788              100.00%      6.445%         354          82.61%




16. Property Types

                                                             % of Mortgage      Weighted    Weighted
                                                             Loan Pool by       Average      Average      Weighted
                          Number of       Aggregate            Aggregate         Gross      Remaining     Average
Property                  Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
-----------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Types                       Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
Single Family Residence         272          $80,769,136               90.10%      6.419%         354          82.53%
Condo                            25            5,466,739                6.10       6.774          354          82.53
2-4 Family                        8            3,409,913                3.80       6.536          355          84.52
Total:                          305          $89,645,788              100.00%      6.445%         354          82.61%




17. Loan Purpose

                                                         % of Mortgage      Weighted    Weighted
                                                         Loan Pool by       Average      Average      Weighted
                      Number of       Aggregate            Aggregate         Gross      Remaining     Average
Loan                  Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Purpose                 Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
-------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Purchase                    221          $62,918,041               70.19%      6.398%         354          82.71%
Refinance - Cashout          84           26,727,747               29.81       6.556          354          82.37
Total:                      305          $89,645,788              100.00%      6.445%         354          82.61%




18. Documentation Level

                                                          % of Mortgage      Weighted    Weighted
                                                          Loan Pool by       Average      Average      Weighted
                       Number of       Aggregate            Aggregate         Gross      Remaining     Average
Documentation          Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Level                    Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
--------------------   ---------   ------------------   -----------------    --------    ---------   ------------
Full Documentation           275          $77,843,872               86.83%      6.442%         354          82.94%
Stated Documentation          25           10,408,516               11.61       6.349          355          79.51
Easy Documentation             5            1,393,400                1.55       7.344          355          87.38
Total:                       305          $89,645,788              100.00%      6.445%         354          82.61%




19. Original Prepayment Penalty Term (months)

                                                    % of Mortgage      Weighted    Weighted
Original                                            Loan Pool by       Average      Average      Weighted
Prepayment        Number of       Aggregate           Aggregate         Gross      Remaining     Average
Penalty           Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Term (months)       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
0                        32          $8,004,139                8.93%      6.875%         354          82.65%
12                       33          12,636,015               14.10       6.557          355          82.50
24                      227          64,811,309               72.30       6.390          354          82.61
36                       13           4,194,326                4.68       6.144          354          82.86
Total:                  305         $89,645,788              100.00%      6.445%         354          82.61%
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23




20. Lien Position

                                                     % of Mortgage      Weighted    Weighted
                                                     Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate            Aggregate         Gross      Remaining     Average
Lien              Mortgage       Cut-off Date        Cut-off Date       Interest      Term        Combined
Position            Loans     Principal Balance    Principal Balance      Rate      (months)    Original LTV
---------------   ---------   ------------------   -----------------    --------    ---------   ------------
1st Lien                305          $89,645,788              100.00%      6.445%         354          82.61%
Total:                  305          $89,645,788              100.00%      6.445%         354          82.61%




21. FICO Score

                                                    % of Mortgage      Weighted    Weighted
                                                    Loan Pool by       Average      Average      Weighted
                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
FICO              Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Score               Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
---------------   ---------   -----------------   -----------------    --------    ---------   ------------
541 - 560                 1            $330,000                0.37%      5.990%         355          76.57%
561 - 580                 4           1,770,839                1.98       6.754          355          85.70
581 - 600                91          22,947,127               25.60       6.676          354          82.10
601 - 620                89          25,495,150               28.44       6.643          354          83.88
621 - 640                38          10,513,337               11.73       6.258          354          82.87
641 - 660                25           9,316,743               10.39       6.236          355          82.05
661 - 680                23           7,293,663                8.14       6.237          355          82.25
681 - 700                11           4,818,185                5.37       6.023          355          79.81
701 - 720                10           2,753,196                3.07       6.109          355          81.01
721 - 740                 4           1,415,824                1.58       5.808          354          80.00
741 - 760                 3             943,120                1.05       5.718          353          80.00
761 - 780                 5           1,821,485                2.03       6.079          354          85.49
781 - 800                 1             227,120                0.25       5.950          354          80.00
Total:                  305         $89,645,788              100.00%      6.445%         354          82.61%
Minimum: 550
Maximum: 784
Weighted Average: 630

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-make or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should b based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communicatio is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such pers Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records


1. Summary Statistics

As-of / Cut-off Date: 2005-04-01
Number of Mortgage Loans: 4,596
Aggregate Principal Balance ($): 873,268,316
% Silent Second: 37.69
Wtd Avg Combined OLTV for Silent Second: 97.72
Average Borrower Income: $6,662.91



2. Product Types

                                                                                    % of Mortgage     Weighted
                                                                                    Loan Pool by      Average
                                                  Number of       Aggregate           Aggregate        Gross
Product                                           Mortgage      Cut-off Date        Cut-off Date      Interest
Types                                               Loans     Principal Balance   Principal Balance     Rate
-----------------------------------------------   ---------   -----------------   -----------------   --------
Fixed - 5 Year                                           21             176,747                0.02     11.860
Fixed - 10 Year                                         210           2,232,246                0.26     11.636
Fixed - 15 Year                                          88           3,319,585                0.38      9.429
Fixed - 20 Year                                         109           4,056,909                0.46      9.782
Fixed - 30 Year                                         688          91,700,738               10.50      7.911
ARM - 2 Year/6 Month LIBOR                            3,003         642,349,910               73.56      7.279
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         292          85,443,450                9.78      6.449
ARM - 3 Year/6 Month LIBOR                               93          21,958,252                2.51      6.993
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only          13           4,202,338                0.48      6.367
ARM - 5 Year/6 Month LIBOR                               79          17,828,142                2.04      6.839
Total:                                                4,596         873,268,316              100.00      7.276

                                                  Weighted                                  Weighted
                                                   Average        Weighted       Non-Zero   Average
                                                  Remaining       Average        Weighted     Back
Product                                             Term          Combined       Average      Debt
Types                                             (months)    Original LTV (%)     FICO      Ratio
-----------------------------------------------   ---------   ----------------   --------   --------
Fixed - 5 Year                                           54              94.53        625      40.90
Fixed - 10 Year                                         114              94.42        616      40.48
Fixed - 15 Year                                         175              82.08        627      38.12
Fixed - 20 Year                                         234              92.40        628      36.70
Fixed - 30 Year                                         354              83.46        628      41.27
ARM - 2 Year/6 Month LIBOR                              354              80.46        604      42.45
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only         354              82.68        629      38.72
ARM - 3 Year/6 Month LIBOR                              354              81.39        610      44.22
ARM - 3 Year/6 Month LIBOR/3 Year Interest Only         355              81.03        646      35.50
ARM - 5 Year/6 Month LIBOR                              354              78.94        623      40.84
Total:                                                  352              81.09        610      41.89




3. Range of Combined Original LTV Ratios (%)

                                                     % of Mortgage     Weighted   Weighted                                  Weighted
Range of                                             Loan Pool by      Average     Average        Weighted       Non-Zero   Average
Combined           Number of       Aggregate           Aggregate        Gross     Remaining       Average        Weighted     Back
Original           Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined       Average      Debt
LTV Ratios (%)       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)     FICO      Ratio
----------------   ---------   -----------------   -----------------   --------   ---------   ----------------   --------   --------
15.01% - 20.00%            1              84,728                0.01      8.300         355              17.35        582      31.29
20.01% - 25.00%            3             302,497                0.03      6.880         354              22.41        603      43.25
25.01% - 30.00%            5             526,030                0.06      7.054         354              28.15        585      39.02
30.01% - 35.00%            5             821,794                0.09      7.438         341              34.50        597      33.49
35.01% - 40.00%           22           3,661,069                0.42      7.361         346              37.62        585      43.36
40.01% - 45.00%           14           3,368,781                0.39      7.457         355              42.51        590      38.19
45.01% - 50.00%           28           6,332,099                0.73      7.179         349              48.20        600      37.78
50.01% - 55.00%           62          12,869,201                1.47      7.133         354              52.66        580      39.80
55.01% - 60.00%           66          13,684,199                1.57      7.741         352              58.11        563      41.85
60.01% - 65.00%          133          30,158,301                3.45      7.688         353              63.24        567      41.18
65.01% - 70.00%          184          38,910,228                4.46      7.840         353              68.97        562      42.22
70.01% - 75.00%          302          65,110,403                7.46      7.590         353              74.05        568      41.51
75.01% - 80.00%        1,603         353,310,118               40.46      6.939         354              79.76        617      42.20
80.01% - 85.00%          313          72,188,659                8.27      7.043         353              84.58        600      41.68
85.01% - 90.00%          965         204,843,910               23.46      7.098         354              89.82        619      41.65
90.01% - 95.00%          312          19,197,550                2.20      8.167         323              94.69        645      42.25
95.01% - 100.00%         578          47,898,748                5.48      9.268         343              99.87        665      42.89
Total:                 4,596         873,268,316              100.00      7.276         352              81.09        610      41.89
Minimum: 17.35%
Maximum: 100.00%
Weighted Average: 81.09%




4. Northern Southern California

                                                        % of Mortgage     Weighted
                                                        Loan Pool by      Average
Northern              Number of       Aggregate           Aggregate        Gross
Southern              Mortgage      Cut-off Date        Cut-off Date      Interest
California              Loans     Principal Balance   Principal Balance     Rate
-------------------   ---------   -----------------   -----------------   --------
California-Southern         643         166,803,495               61.50      6.927
California-Northern         388         104,432,985               38.50      6.965
Total:                    1,031         271,236,480              100.00      6.941
Number of States Represented: 1

                      Weighted                                  Weighted
                       Average        Weighted       Non-Zero   Average
Northern              Remaining       Average        Weighted     Back
Southern                Term          Combined       Average      Debt
California            (months)    Original LTV (%)     FICO      Ratio
-------------------   ---------   ----------------   --------   --------
California-Southern         353              78.94        610      42.59
California-Northern         353              79.56        614      42.16
Total:                      353              79.18        612      42.43
Number of States Represented: 1




5. Florida By Zip Code

                                            % of Mortgage     Weighted   Weighted                                  Weighted
                                            Loan Pool by      Average     Average        Weighted       Non-Zero   Average
Florida   Number of       Aggregate           Aggregate        Gross     Remaining       Average        Weighted     Back
By Zip    Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined       Average      Debt
Code        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)     FICO      Ratio
-------   ---------   -----------------   -----------------   --------   ---------   ----------------   --------   --------
33179             8           1,258,885                1.99      7.980         353              80.26        554      46.10
33173             3           1,257,180                1.98      6.983         354              84.91        604      15.56
33708             3           1,124,739                1.78      6.140         354              79.25        632      41.57
33040             2             994,967                1.57      7.150         354              57.60        579      42.64
33139             3             950,345                1.50      6.741         351              80.36        706      15.92
33569             8             917,311                1.45      7.095         352              87.27        595      47.63
34145             3             896,983                1.42      7.211         355              68.75        632      33.57
34711             4             859,816                1.36      6.776         352              84.01        680      48.62
33180             2             803,982                1.27      7.040         353              86.06        603      47.18
33028             2             794,364                1.25      7.745         355              94.19        577      47.45
34120             3             762,039                1.20      7.457         355              85.92        629      44.86
33018             5             747,837                1.18      7.513         355              82.70        583      38.97
33480             1             746,370                1.18      6.200         355              79.79        679      30.27
33196             4             678,256                1.07      7.856         346              81.10        638      45.93
33133             1             675,000                1.07      7.350         355              90.00        652      43.81
33024             4             654,980                1.03      8.243         355              83.47        577      43.48
33411             2             630,650                1.00      6.818         354              83.71        636      40.80
33990             5             617,049                0.97      7.562         350              84.87        612      43.91
33156             2             602,959                0.95      8.397         355              84.01        630      34.80
33312             5             600,386                0.95      7.264         347              85.50        633      44.26
33134             2             542,668                0.86      6.951         355              84.01        720      47.53
33756             5             539,107                0.85      8.143         355              85.24        587      36.49
33067             2             522,866                0.83      7.712         346              89.50        559      44.74
33414             2             521,157                0.82      6.837         355              87.87        643      43.53
33322             3             518,414                0.82      6.705         354              79.17        676      41.40
33176             1             513,732                0.81      6.700         355              80.00        685      27.70
34135             4             495,290                0.78      7.622         350              83.52        598      44.56
33014             2             483,473                0.76      7.642         354              88.56        551      36.03
33033             4             479,066                0.76      8.628         354              76.43        638      37.38
33147             4             477,103                0.75      7.922         354              81.81        595      42.77
34286             4             472,361                0.75      7.886         354              80.00        586      44.41
33511             3             470,966                0.74      7.412         354              89.08        614      42.68
34953             3             470,468                0.74      7.170         354              88.45        600      45.03
33056             4             462,104                0.73      7.244         354              84.02        640      35.23
33181             2             447,227                0.71      8.287         355              96.45        665      39.13
33165             1             437,462                0.69      6.250         354              80.00        627      31.19
33647             2             437,268                0.69      8.439         355              90.39        622      43.41
33125             2             432,619                0.68      7.700         354              75.33        620      43.49
33141             1             429,363                0.68      7.800         354              80.00        625      49.78
33441             1             427,500                0.67      6.950         353              90.00        611      26.03
33315             2             417,226                0.66      7.018         353              88.07        629      30.78
33418             2             416,017                0.66      6.838         354              82.09        622      41.49
33169             4             408,723                0.65      7.588         349              83.51        589      45.84
34217             1             407,738                0.64      7.750         354              90.00        572      49.83
33309             3             398,897                0.63      8.048         354              76.85        584      33.20
33321             3             397,630                0.63      7.377         354              86.65        610      40.96
33043             2             396,969                0.63      7.559         345              90.26        745      49.68
33914             3             395,411                0.62      8.028         339              82.63        602      36.04
34685             1             382,280                0.60      7.550         354              80.00        617      54.34
33328             2             368,512                0.58      7.197         355              87.25        678      42.24
34116             2             367,439                0.58      7.165         353              83.57        648      37.27
34103             1             365,174                0.58     11.150         354              65.00        524      48.56
34744             3             356,448                0.56      7.695         355              82.64        586      48.45
33614             3             354,929                0.56      7.536         354              89.82        625      42.05
33177             3             354,596                0.56      7.304         341              82.16        635      42.14
34677             1             349,412                0.55      6.550         355              79.77        558      39.22
32277             4             346,678                0.55      7.750         349              86.99        619      35.58
33155             2             338,436                0.53      8.280         354              84.01        609      43.37
34209             1             337,790                0.53      7.150         352              85.00        558      37.70
34746             3             336,864                0.53      7.115         349              84.70        599      42.69
32818             3             333,229                0.53      7.258         354              80.00        592      38.81
32822             4             329,957                0.52      7.296         350              85.50        683      42.40
33625             3             323,498                0.51      6.756         349              90.12        647      46.69
34221             3             322,959                0.51      7.584         355              82.01        610      38.29
33023             2             321,673                0.51      7.269         353              84.25        559      42.12
33025             3             314,717                0.50      7.495         347              83.09        562      51.73
34609             4             309,974                0.49      7.436         348              87.82        631      34.39
33157             3             307,529                0.49      8.535         348              83.21        565      44.51
33140             1             306,849                0.48      8.450         354              80.00        591      21.57
33189             3             303,677                0.48      8.684         347              82.64        579      35.30
34241             1             302,391                0.48      7.500         353              80.00        577      29.27
34997             2             302,027                0.48      7.060         342              90.26        571      46.93
32839             4             300,995                0.48      7.736         326              86.56        566      47.08
33064             3             300,222                0.47      8.321         354              71.79        595      42.02
34232             2             298,952                0.47      8.390         354              80.00        520      34.96
32931             1             298,588                0.47      7.300         354              67.11        598      39.83
33032             2             287,922                0.45      7.934         354              85.14        587      31.72
34112             3             283,863                0.45      6.245         346              90.18        719      51.39
33709             2             280,347                0.44      7.876         355              84.32        553      30.23
33611             2             276,822                0.44      6.357         355              72.87        605      41.23
33073             1             274,168                0.43      6.490         355              80.00        669       4.17
33068             3             269,918                0.43      8.224         348              84.96        550      44.47
32210             3             267,640                0.42      8.120         355              75.80        516      53.17
33313             3             259,063                0.41      6.280         348              85.54        678      48.68
33071             2             258,118                0.41      7.946         354              73.31        620      44.08
33563             3             256,639                0.41      8.191         355              86.41        626      46.16
34653             3             254,408                0.40      7.951         354              83.74        646      35.93
34945             1             254,142                0.40      8.050         355              75.00        527      49.07
33150             4             251,147                0.40      7.647         349              86.67        595      33.89
33809             2             249,287                0.39      8.506         354              78.70        553      46.07
32258             1             244,732                0.39      6.600         354              80.00        612      44.59
33162             2             244,089                0.39      8.538         354              75.71        592      34.73
33138             1             244,075                0.39      8.400         354              68.44        533      49.40
32812             3             242,419                0.38      8.144         343              82.63        624      48.24
32174             2             238,632                0.38      6.863         354              72.36        590      40.67
32707             2             236,168                0.37      8.527         354              83.94        533      34.85
34990             1             234,845                0.37      7.100         354              80.00        655      24.33
32092             2             233,229                0.37      6.219         355              83.98        692      44.82
34695             2             226,847                0.36      8.469         342              90.26        602      38.43
32779             1             223,972                0.35      6.500         355             100.00        741      41.02
32807             3             223,857                0.35      7.251         347              83.74        582      38.29
33130             2             222,931                0.35      7.270         354              84.01        693      40.13
33486             1             221,525                0.35      6.990         354              80.00        569      45.00
32244             3             220,312                0.35      7.185         327              86.51        627      36.16
32765             1             216,986                0.34      8.450         354              90.00        551      49.98
33712             3             213,718                0.34      9.079         354              83.69        582      30.66
33617             1             212,931                0.34      7.400         355              75.00        660      33.91
34243             1             211,208                0.33      8.450         354              80.00        540      38.47
34491             2             210,511                0.33      9.874         350              75.00        532      42.43
34758             2             207,484                0.33      7.948         355              74.36        570      31.77
32222             2             207,035                0.33      6.036         354              84.02        615      49.89
33404             2             205,354                0.32      8.796         355              71.09        573      34.39
32926             1             202,935                0.32      7.500         355              70.00        591      30.45
33603             1             193,960                0.31      6.800         355              80.00        669      46.81
32968             1             190,901                0.30      8.400         351              80.00        556      51.96
33013             1             187,311                0.30      8.550         354              80.00        590      49.89
33015             1             186,970                0.30      7.650         354              78.99        543      30.96
33496             1             184,579                0.29      9.950         355              74.00        501      45.70
34952             1             179,145                0.28      7.250         354              80.00        609      54.54
33412             1             177,650                0.28      6.350         354              85.00        612      35.69
32250             1             173,563                0.27      6.900         355              70.00        600      50.65
32808             2             172,520                0.27      7.722         355              85.61        572      41.30
34688             1             169,245                0.27      6.650         355              89.47        771      47.07
33161             2             169,123                0.27      7.000         354              84.01        643      29.42
33137             1             165,622                0.26      8.400         354              95.00        610      40.24
34736             1             165,400                0.26      6.950         354              90.00        582      40.21
32641             2             163,289                0.26      9.011         354              75.72        543      47.79
32837             1             163,043                0.26      6.450         355              90.00        582      49.58
34667             1             162,932                0.26      7.250         354              90.00        637      43.42
32548             2             160,637                0.25      8.103         342              90.26        582      47.88
33760             1             160,593                0.25      8.800         353              75.00        549      44.26
33305             1             158,775                0.25      8.650         355              65.00        512      40.89
33971             2             158,047                0.25      6.874         343              90.26        644      47.04
33020             1             156,912                0.25      8.950         354              75.00        512      22.33
33160             1             156,723                0.25      7.200         355              75.00        543      46.97
32456             1             155,314                0.25      6.700         355              75.00        572      38.81
33185             1             153,575                0.24      6.650         354              83.91        569      33.96
33055             1             150,988                0.24      7.050         352              95.00        608      48.32
34234             1             150,434                0.24      6.800         349              70.00        527      34.03
33317             1             149,380                0.24      7.950         354              71.09        529      37.06
34743             1             148,956                0.24      7.750         354              80.00        513      46.43
32934             1             147,232                0.23      6.800         353              80.00        619      40.56
33701             1             145,272                0.23      7.350         353              90.00        647      30.67
32792             1             145,051                0.23      6.850         354              90.00        651      31.70
33761             1             144,926                0.23      6.050         354              90.00        737      48.73
33311             2             143,552                0.23      7.635         307              83.92        667      26.95
33993             1             142,452                0.22      7.400         355              90.00        707      30.98
33912             1             141,605                0.22      6.950         355              90.00        618      45.37
34119             1             139,750                0.22      6.850         354              90.00        641      46.71
33183             2             134,926                0.21      8.123         343              91.00        594      25.14
33062             2             134,789                0.21      9.296         330              83.98        589      43.22
33319             2             134,362                0.21      7.892         342              90.31        607      49.73
33624             2             134,318                0.21      8.265         336              90.99        608      45.59
33703             2             134,087                0.21      6.365         343              90.26        690      49.57
34772             1             133,481                0.21      9.050         353             100.00        660      44.16
34471             1             131,565                0.21      8.150         355              80.00        532      47.93
33759             1             131,555                0.21      8.950         354              80.00        522      40.67
34698             1             131,550                0.21      8.900         354              67.69        530      26.99
32738             1             130,007                0.21      8.600         355              80.00        519      47.72
33613             1             129,809                0.20      6.540         355              80.00        610      41.38
33707             2             129,040                0.20      8.693         342              90.26        630      48.59
33351             1             127,714                0.20     10.250         353              70.00        524      42.63
34224             1             127,519                0.20      7.500         355              80.00        524      51.65
33167             1             127,481                0.20      8.050         354              80.00        676      49.27
32907             1             126,120                0.20      6.950         355              85.00        606      33.28
32725             2             125,684                0.20      7.816         342              91.00        607      39.04
33142             2             125,541                0.20      8.969         331              83.99        651      43.70
32724             1             125,401                0.20      7.250         352              79.75        613      35.96
33066             1             125,035                0.20      8.350         353              80.00        594      34.18
33019             1             124,931                0.20      8.400         355              80.00        604      49.02
32225             1             124,800                0.20      7.150         355              80.00        589      27.46
33458             1             124,395                0.20      7.600         354              89.93        564      53.40
33916             1             123,554                0.20      6.600         355              90.00        640      52.70
32164             1             123,482                0.19      7.900         354              56.36        537      44.50
32216             2             122,772                0.19      9.161         340              90.25        556      47.42
34465             2             122,536                0.19      8.117         343              91.00        612      49.36
33484             1             120,701                0.19      8.150         355              70.00        518      36.61
33010             1             120,495                0.19      9.450         355              80.00        507      49.20
32927             1             120,323                0.19      7.800         355              75.00        518      49.88
32766             1             120,218                0.19      7.250         355              80.00        626      53.53
33168             1             120,001                0.19     10.050         353              70.00        504      46.67
33774             1             120,000                0.19      7.700         354              80.00        585      37.94
34219             1             119,909                0.19      8.890         355              65.00        514      52.87
33782             1             119,504                0.19      7.950         354              75.47        546      24.01
34287             2             119,482                0.19      7.713         337              87.25        606      49.10
33540             1             119,451                0.19      7.950         354              66.67        506      37.84
34684             1             119,182                0.19      9.200         355             100.00        694      37.85
34759             2             119,159                0.19      7.996         343              90.26        552      53.57
33186             1             118,399                0.19      9.000         354              90.00        557      30.07
34446             1             116,743                0.18      7.150         355              85.00        614      40.33
33549             1             116,402                0.18      7.990         355              80.00        507      45.11
32904             1             116,061                0.18      7.200         355              80.00        624      35.99
33063             2             111,534                0.18      8.269         331              83.99        659      36.77
32750             1             111,187                0.18      8.500         354              90.00        569      35.38
32811             1             110,207                0.17      7.650         355              90.00        624      49.24
32720             1             109,935                0.17      8.850         355              75.51        573      49.47
32195             1             109,618                0.17      7.900         355              55.00        534       2.98
32578             1             108,250                0.17      7.050         348              89.85        617      23.72
33415             1             107,481                0.17      7.700         354              85.00        631      44.32
33881             1             105,903                0.17      8.950         355              90.00        599      36.53
33770             1             104,646                0.17      8.950         354              77.78        526      51.75
33604             1             104,643                0.17      8.000         355             100.00        693      45.66
32073             1             104,423                0.16      6.500         354              70.95        623      45.92
32778             1             101,466                0.16      6.750         354              75.00        554      47.58
33884             1             100,787                0.16      7.450         354              90.00        599      26.17
34608             1             100,675                0.16      7.600         353              80.00        580      53.12
33605             1              99,763                0.16      9.750         355              80.00        524      39.62
33444             1              99,737                0.16      9.250         355              53.19        587      30.45
32953             1              99,613                0.16      7.350         355              80.00        511      37.37
32211             1              98,634                0.16      8.500         354              90.00        581      47.39
33935             1              98,625                0.16      8.500         354              90.00        579      42.52
32065             1              98,384                0.16      7.650         354              85.00        551      32.62
33572             1              97,963                0.15      6.650         355              80.00        565      28.23
33772             1              97,708                0.15      9.550         354              69.50        506      16.98
32771             1              97,186                0.15      8.600         353              80.00        537      28.36
34984             1              96,867                0.15      6.450         353              62.90        611      27.47
33193             1              94,943                0.15      8.000         353              90.00        627      36.78
33762             1              92,365                0.15      8.500         355             100.00        773      46.13
33952             1              89,601                0.14      7.600         354              76.27        506      49.21
33781             1              87,789                0.14      7.350         354              78.75        600      38.83
33713             1              87,214                0.14      9.100         354              70.00        556      47.51
33844             1              84,812                0.13      8.950         355              90.00        568      47.06
32958             1              84,498                0.13      6.800         354              68.00        597      50.53
33016             1              83,637                0.13      6.800         355              70.00        645      39.02
33801             1              82,077                0.13      8.700         355              80.00        568      42.64
34237             1              82,066                0.13      8.050         354              80.00        576      47.18
34690             1              81,441                0.13      7.650         354              89.11        674      27.07
32209             1              81,083                0.13      7.990         355              80.00        518      50.14
33612             1              80,487                0.13      8.250         352              90.00        570      40.27
34223             1              79,752                0.13      8.450         355              80.00        536      36.59
32714             1              78,150                0.12      9.300         354              80.00        635      35.02
33907             1              77,942                0.12      6.500         355              90.00        652      27.39
33616             1              77,772                0.12      8.750         355              59.54        504      45.12
32256             1              76,953                0.12      8.850         353              85.00        532      51.90
32796             1              76,265                0.12      6.600         355              80.00        682      46.01
33815             1              76,052                0.12      6.900         355              80.00        668      45.94
33510             1              75,706                0.12      8.300         354              70.37        513      25.29
32246             1              75,617                0.12      8.000         354              80.00        515      31.47
34448             1              74,791                0.12      8.950         353              80.00        693      41.91
32303             1              64,773                0.10      8.800         354             100.00        673      47.80
33823             1              59,786                0.09     10.100         352              80.00        507      35.58
32701             1              56,121                0.09     11.050         354              75.00        502      51.38
33598             1              50,994                0.08      8.850         353              80.00        525      31.54
33905             1              48,637                0.08      9.200         174              66.67        652      49.85
33683             1              11,230                0.02     11.000         115             100.00        584      45.79
33810             1               7,770                0.01     10.625         174             100.00        631      44.86
32789             1               7,467                0.01     13.750         115              85.00        579      45.78
Total:          438          63,348,929              100.00      7.578         352              82.30        607      40.31
Number of States Represented: 1

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-make or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should b based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communicatio is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such pers Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR1
All records
4,596 records
Balance: 873,268,316


1. Collateral Statistics

Av Loan Size                                                        190,006.16
Gross WAC                                                                 7.276
Loan Balance > $750k                                                      1.31
Weighted Average FICO                                                   610
FICO < 650                                                               76.44
Percent CLTV > 80%                                                       39.41
Percent CLTV (w/o MI) > 80%                                              39.41
Weighted Average CLTV (Inc. Silent Seconds)                              86.55
Weighted Averge FICO for Silent Seconds (Inc. Silent Seconds)           628
Weighted Average CLTV for Silent Seconds                                 97.72
IO Loans (%)                                                             10.27
IO FICO                                                                 630
IO CLTV                                                                  82.61
Own Occ (%)                                                              91.32
Second Home (%)                                                           1.32
Investment Property (%)                                                   7.37
Percent Single-Family Properties                                         84.22
Percent PUD                                                               0.00
Percent Condos                                                            4.50
Percent 2-4 Family                                                       11.28
Rate Term Refi (%)                                                        0.32
Purchase (%)                                                             47.03
CO Refi (%)                                                              52.65
California Concentration                                                 31.06
Northern California Concentration                                        11.96
Southern California Concentration                                        19.10
Full Doc (%)                                                             68.02
Limited Doc (%)                                                           0.00
Stated Doc (%)                                                           29.76
No Doc (%)                                                                0.00
Easy Doc (%)                                                              2.22
No Ratio (%)                                                              0.00
No Income Verification (%)                                                0.00
No Asset Verification (%)                                                 0.00
Other Documentation (%)                                                   0.00
Five Largest Originators (w/ %)                                 Fremont (100%)
Five Largest Servicers (w/%)                                    Saxon (100%)
AAA Credit Enhancement                                                   24.35

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D, E)


                     aggregate pool   group: ____1__   group: __2____   group: ______
gross WAC                     7.276            7.319            7.177




wtd avg FICO                    610              602              627
FICO < 600                    44.92            50.88            31.31
FICO 600-650                  32.07            30.00            36.81



wtd avg CLTV                  81.09            80.32            82.84
CLTV = 80                     35.49            36.46            33.27
CLTV > 80.01                  39.41            37.16            44.53
LTV 95.01 -100                 5.48             2.62            12.03
Full Doc (%)                  68.02            72.94            56.79
Stated Doc (%)                29.76            24.78            41.14

purch (%)                     47.03            44.68            52.38
CO refi (%)                   52.65            54.86            47.61
Own Occ (%)                   91.32            90.02            94.28
Prepay Penalty (%)            83.96            83.61            84.76
DTI (%)                       41.89            42.14            41.31
ARM ? (%)                     88.38            90.65            83.19
2/28 (%)                      83.34            85.66            78.04
3/27 (%)                       3.00             2.91             3.20
1st Lien (%)                  96.95           100.00            90.01
Avg Loan Balance         190,006.16       181,952.88       211,351.51
# of Loans                    4,596            3,337            1,259
Loan Bal < $100k               7.47             7.20             8.09
Mtg Rates > 12%                0.37             0.01             1.19
Manuf Housing (%)              0.00             0.00             0.00

largest state          CA-S(19%)        CA-S(15%)        CA-S(28%)
silent 2nd (%)                37.69            40.05            32.33
IO loans (%)                  10.27             7.22            17.22
5yr IO                         0.00             0.00             0.00
2 yr IO                        9.78             6.91            16.34
IO: FICO                        630              623              637
IO LTV                        82.61            82.14            83.06
IO DTI                        38.57            38.81            38.35
IO full doc                    8.91             6.84            13.64
IO: purch                      7.20             5.19            11.80

Deal Name: SABR 2005-FR1

The percentages per table should add up to 100%



FICO & Documentation & Purpose of Loan

FICO Score   Full DOC    NIV     No Doc    Easy    Stated Doc    All Docs    Purch    CO refi
----------   --------    ----    ------    ----    ----------    --------    -----    -------
451-500          0.26%   0.00%     0.00%   0.00%         0.00%       0.26%    0.00%      0.26%
501-550         10.55%   0.00%     0.00%   0.43%         4.54%      15.52%    1.54%     13.91%
551-600         23.27%   0.00%     0.00%   0.87%         5.91%      30.05%   12.60%     17.27%
601-650         22.32%   0.00%     0.00%   0.41%         8.43%      31.16%   16.66%     14.44%
651-700          8.28%   0.00%     0.00%   0.48%         7.09%      15.85%   10.50%      5.33%
701-750          2.53%   0.00%     0.00%   0.04%         2.80%       5.37%    4.12%      1.25%
751-800          0.80%   0.00%     0.00%   0.00%         0.98%       1.78%    1.60%      0.18%
Total           68.02%   0.00%     0.00%   2.22%        29.76%     100.00%   47.03%     52.65%

FICO Score    WAC    Avg Prin Bal ($)   Current LTV   IO loans    silent 2nds
----------   -----   ----------------   -----------   --------    -----------
451-500      8.778            191,086         74.57       0.00%          0.00%
501-550      8.162            190,635         73.42       0.04%          0.63%
551-600      7.317            183,135         80.60       2.83%         11.62%
601-650      7.037            187,782         82.65       4.60%         14.36%
651-700      6.944            199,735         84.21       1.98%          7.74%
701-750      6.845            205,774         85.74       0.59%          2.55%
751-800      7.058            222,451         87.85       0.23%          0.79%
Total        7.276            190,006         81.09      10.27%         37.69%


LTV & FICO

Current LTV   FICO < 450    450 - 500    501 - 550    551 - 600    601 - 650    651 - 700    701 - 750    751 - 800    801 - 850
-----------   ----------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
10.01-20            0.00%        0.00%        0.00%        0.01%        0.00%        0.00%        0.00%        0.00%        0.00%
20.01-30            0.00%        0.00%        0.02%        0.03%        0.03%        0.02%        0.00%        0.00%        0.00%
30.01-40            0.00%        0.00%        0.17%        0.18%        0.10%        0.06%        0.01%        0.00%        0.00%
40.01-50            0.00%        0.00%        0.24%        0.32%        0.37%        0.13%        0.04%        0.00%        0.00%
50.01-60            0.00%        0.03%        1.03%        1.35%        0.48%        0.07%        0.05%        0.02%        0.00%
60.01-70            0.00%        0.02%        3.54%        2.60%        1.43%        0.22%        0.10%        0.00%        0.00%
70.01-80            0.00%        0.17%        8.99%       12.18%       15.22%        8.13%        2.51%        0.73%        0.00%
80.01-90            0.00%        0.04%        1.53%       12.48%       10.64%        5.09%        1.49%        0.46%        0.00%
90.01-100           0.00%        0.00%        0.00%        0.91%        2.88%        2.14%        1.18%        0.57%        0.00%
Total               0.00%        0.26%       15.52%       30.05%       31.16%       15.85%        5.37%        1.78%        0.00%

Current LTV   total FICO   Avg Prin Bal ($)    WAC    Gross Margin   Full DOC    NIV     No Doc    Easy Doc    Stated Doc
-----------   ----------   ----------------   -----   ------------   --------    ----    ------    --------    ----------
10.01-20             582          84,728.01   8.300          6.990       0.01%   0.00%     0.00%       0.00%         0.00%
20.01-30             592         103,565.90   6.990          6.990       0.04%   0.00%     0.00%       0.00%         0.06%
30.01-40             587         166,031.97   7.375          6.989       0.24%   0.00%     0.00%       0.00%         0.28%
40.01-50             596         230,973.33   7.276          6.984       0.52%   0.00%     0.00%       0.06%         0.53%
50.01-60             571         207,448.44   7.447          6.955       1.72%   0.00%     0.00%       0.03%         1.28%
60.01-70             564         217,881.80   7.774          6.952       4.38%   0.00%     0.00%       0.17%         3.36%
70.01-80             609         219,643.32   7.040          6.933      29.51%   0.00%     0.00%       0.77%        17.64%
80.01-90             614         216,770.40   7.084          6.961      27.32%   0.00%     0.00%       1.19%         3.21%
90.01-100            659          75,389.10   8.953          6.987       4.27%   0.00%     0.00%       0.01%         3.40%
Total                610         190,006.16   7.276          6.948      68.02%   0.00%     0.00%       2.22%        29.76%

Current LTV   IO loans    silent 2nds
-----------   --------    -----------
10.01-20          0.00%          0.00%
20.01-30          0.00%          0.00%
30.01-40          0.00%          0.01%
40.01-50          0.05%          0.04%
50.01-60          0.05%          0.13%
60.01-70          0.17%          0.15%
70.01-80          6.21%         23.38%
80.01-90          3.60%         13.98%
90.01-100         0.20%          0.01%
Total            10.27%         37.69%


Prin Balance & FICO

Prin Balance          FICO < 450    450 - 500    501 - 550    551 - 600    601 - 650    651 - 700    701 - 750    751 - 800
-------------------   ----------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
$1 - $50,000                0.00%        0.00%        0.02%        0.39%        0.65%        0.30%        0.07%        0.02%
$50,001 - $100,000          0.00%        0.03%        1.20%        1.85%        1.77%        0.81%        0.26%        0.10%
$100,001 - $150,000         0.00%        0.03%        2.35%        4.52%        4.06%        1.95%        0.67%        0.12%
$150,001 - $200,000         0.00%        0.02%        2.67%        4.02%        4.13%        1.60%        0.58%        0.18%
$200,001 - $250,000         0.00%        0.08%        2.37%        4.03%        3.68%        1.71%        0.59%        0.15%
$250,001 - $300,000         0.00%        0.07%        2.66%        3.48%        2.86%        1.52%        0.34%        0.13%
$300,001 - $350,000         0.00%        0.00%        1.53%        3.59%        2.89%        1.15%        0.37%        0.11%
$350,001 - $400,000         0.00%        0.04%        1.29%        1.92%        2.28%        1.51%        0.60%        0.17%
$400,001 - $450,000         0.00%        0.00%        0.88%        2.57%        2.72%        0.87%        0.68%        0.34%
$450,001 - $500,000         0.00%        0.00%        0.56%        2.39%        2.19%        1.31%        0.55%        0.27%
$500,001 - $550,000         0.00%        0.00%        0.00%        0.18%        1.21%        0.54%        0.24%        0.06%
$550,001 - $600,000         0.00%        0.00%        0.00%        0.39%        0.86%        0.59%        0.00%        0.07%
$600,001 - $650,000         0.00%        0.00%        0.00%        0.14%        0.43%        0.80%        0.07%        0.07%
$650,001 - $700,000         0.00%        0.00%        0.00%        0.15%        0.53%        0.39%        0.00%        0.00%
$700,001 - $750,000         0.00%        0.00%        0.00%        0.25%        0.25%        0.51%        0.17%        0.00%
$750,001 - $800,000         0.00%        0.00%        0.00%        0.09%        0.36%        0.18%        0.00%        0.00%
$800,001 - $850,000         0.00%        0.00%        0.00%        0.09%        0.19%        0.00%        0.19%        0.00%
$850,001 - $900,000         0.00%        0.00%        0.00%        0.00%        0.10%        0.10%        0.00%        0.00%
Total                       0.00%        0.26%       15.52%       30.05%       31.16%       15.85%        5.37%        1.78%

Prin Balance          801 - 850    total FICO     Current LTV       WAC     Gross Margin   Full Doc    NIV Doc No Doc    Easy Doc
-------------------   ---------    ----------   ----------------   ------   ------------   --------    ----    ------    --------
$1 - $50,000               0.00%          628              97.69   10.993          6.990       1.23%   0.00%     0.00%       0.01%
$50,001 - $100,000         0.00%          602              82.94    8.523          6.984       4.47%   0.00%     0.00%       0.08%
$100,001 - $150,000        0.00%          604              81.38    7.669          6.978      11.01%   0.00%     0.00%       0.17%
$150,001 - $200,000        0.00%          601              79.70    7.279          6.958       9.96%   0.00%     0.00%       0.31%
$200,001 - $250,000        0.00%          601              79.71    7.224          6.958       8.92%   0.00%     0.00%       0.29%
$250,001 - $300,000        0.00%          597              79.31    7.204          6.959       7.91%   0.00%     0.00%       0.25%
$300,001 - $350,000        0.00%          601              81.50    7.099          6.943       6.59%   0.00%     0.00%       0.29%
$350,001 - $400,000        0.00%          615              81.67    6.875          6.900       4.94%   0.00%     0.00%       0.30%
$400,001 - $450,000        0.00%          618              81.31    6.890          6.939       3.92%   0.00%     0.00%       0.20%
$450,001 - $500,000        0.00%          624              79.35    6.779          6.905       3.67%   0.00%     0.00%       0.27%
$500,001 - $550,000        0.00%          647              82.15    6.734          6.969       0.79%   0.00%     0.00%       0.00%
$550,001 - $600,000        0.00%          639              84.39    6.703          6.946       1.11%   0.00%     0.00%       0.07%
$600,001 - $650,000        0.00%          653              87.13    6.901          6.888       0.86%   0.00%     0.00%       0.00%
$650,001 - $700,000        0.00%          638              83.90    6.688          6.980       0.85%   0.00%     0.00%       0.00%
$700,001 - $750,000        0.00%          653              85.29    6.684          6.965       0.66%   0.00%     0.00%       0.00%
$750,001 - $800,000        0.00%          632              74.22    6.431          6.919       0.45%   0.00%     0.00%       0.00%
$800,001 - $850,000        0.00%          649              77.10    6.572          6.641       0.48%   0.00%     0.00%       0.00%
$850,001 - $900,000        0.00%          646              74.89    5.812          6.708       0.20%   0.00%     0.00%       0.00%
Total                      0.00%          610              81.09    7.276          6.948      68.02%   0.00%     0.00%       2.22%

Prin Balance            Stated      IO loans    silent 2nds
-------------------   ----------    --------    -----------
$1 - $50,000                0.20%       0.00%          0.02%
$50,001 - $100,000          1.48%       0.07%          1.87%
$100,001 - $150,000         2.54%       0.67%          6.50%
$150,001 - $200,000         2.94%       1.00%          5.90%
$200,001 - $250,000         3.39%       1.30%          4.72%
$250,001 - $300,000         2.89%       0.84%          3.55%
$300,001 - $350,000         2.76%       0.88%          3.45%
$350,001 - $400,000         2.58%       0.95%          2.75%
$400,001 - $450,000         3.94%       1.20%          2.62%
$450,001 - $500,000         3.33%       1.03%          3.39%
$500,001 - $550,000         1.44%       0.55%          1.07%
$550,001 - $600,000         0.72%       0.52%          1.05%
$600,001 - $650,000         0.64%       0.36%          0.43%
$650,001 - $700,000         0.23%       0.46%          0.31%
$700,001 - $750,000         0.51%       0.33%          0.08%
$750,001 - $800,000         0.18%       0.00%          0.00%
$800,001 - $850,000         0.00%       0.00%          0.00%
$850,001 - $900,000         0.00%       0.10%          0.00%
Total                      29.76%      10.27%         37.69%



Mortg Rates & FICO

Mortg Rates         FICO < 450    450 - 500    501 - 550    551 - 600    601 - 650    651 - 700    701 - 750    751 - 800
-----------------   ----------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
4.501% - 5.000%           0.00%        0.00%        0.00%        0.00%        0.10%        0.14%        0.22%        0.04%
5.001% - 5.500%           0.00%        0.00%        0.05%        0.41%        0.73%        0.82%        0.40%        0.19%
5.501% - 6.000%           0.00%        0.00%        0.29%        1.31%        3.24%        2.46%        0.98%        0.24%
6.001% - 6.500%           0.00%        0.00%        0.54%        3.69%        7.05%        3.23%        1.05%        0.04%
6.501% - 7.000%           0.00%        0.00%        1.24%        8.37%        8.26%        3.73%        0.82%        0.47%
7.001% - 7.500%           0.00%        0.03%        2.62%        6.34%        5.03%        2.01%        0.64%        0.18%
7.501% - 8.000%           0.00%        0.04%        3.67%        4.91%        3.23%        1.41%        0.43%        0.33%
8.001% - 8.500%           0.00%        0.09%        1.95%        2.75%        1.25%        0.64%        0.23%        0.21%
8.501% - 9.000%           0.00%        0.03%        2.63%        1.09%        0.69%        0.58%        0.30%        0.03%
9.001% - 9.500%           0.00%        0.03%        0.96%        0.32%        0.20%        0.30%        0.17%        0.00%
9.501% - 10.000%          0.00%        0.00%        0.73%        0.25%        0.18%        0.07%        0.04%        0.01%
10.001% - 10.500%         0.00%        0.01%        0.29%        0.12%        0.18%        0.11%        0.00%        0.00%
10.501% - 11.000%         0.00%        0.00%        0.30%        0.12%        0.37%        0.07%        0.04%        0.01%
11.001% - 11.500%         0.00%        0.03%        0.19%        0.14%        0.26%        0.18%        0.03%        0.02%
11.501% - 12.000%         0.00%        0.00%        0.07%        0.13%        0.17%        0.07%        0.01%        0.01%
12.001% - 12.500%         0.00%        0.00%        0.00%        0.09%        0.07%        0.03%        0.02%        0.00%
12.501% - 13.000%         0.00%        0.00%        0.00%        0.02%        0.10%        0.00%        0.00%        0.00%
13.001% - 13.500%         0.00%        0.00%        0.00%        0.01%        0.03%        0.00%        0.00%        0.00%
13.501% - 14.000%         0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
Total                     0.00%        0.26%       15.52%       30.05%       31.16%       15.85%        5.37%        1.78%

Mortg Rates         801 - 850    total FICO   Current LTV    WAC     Gross Margin   Avg Prin Bal ($)   Full Doc    NIV Doc
-----------------   ---------    ----------   -----------   ------   ------------   ----------------   --------    -------
4.501% - 5.000%          0.00%          693         78.29    4.987          5.937         335,199.13       0.46%      0.00%
5.001% - 5.500%          0.00%          658         79.59    5.370          6.320         315,596.88       2.44%      0.00%
5.501% - 6.000%          0.00%          644         79.48    5.861          6.805         277,466.87       7.19%      0.00%
6.001% - 6.500%          0.00%          628         80.14    6.326          6.990         263,011.12      12.30%      0.00%
6.501% - 7.000%          0.00%          616         81.08    6.811          6.990         256,228.70      16.11%      0.00%
7.001% - 7.500%          0.00%          600         81.23    7.317          6.992         216,334.29      10.59%      0.00%
7.501% - 8.000%          0.00%          593         81.76    7.804          6.991         196,261.60       8.20%      0.00%
8.001% - 8.500%          0.00%          587         82.62    8.311          6.990         162,947.44       4.01%      0.00%
8.501% - 9.000%          0.00%          576         80.74    8.801          6.990         142,006.86       2.80%      0.00%
9.001% - 9.500%          0.00%          580         80.54    9.299          6.990         110,602.70       1.17%      0.00%
9.501% - 10.000%         0.00%          561         76.36    9.774          6.990         109,894.98       0.65%      0.00%
10.001% - 10.500%        0.00%          576         80.16   10.281          6.990          86,194.78       0.51%      0.00%
10.501% - 11.000%        0.00%          597         83.47   10.800          6.990          67,356.91       0.56%      0.00%
11.001% - 11.500%        0.00%          607         89.88   11.293          6.990          47,253.99       0.49%      0.00%
11.501% - 12.000%        0.00%          607         92.68   11.858          6.990          29,566.66       0.28%      0.00%
12.001% - 12.500%        0.00%          619         96.06   12.270          0.000          12,603.68       0.19%      0.00%
12.501% - 13.000%        0.00%          621         97.08   12.768          6.990          33,043.36       0.03%      0.00%
13.001% - 13.500%        0.00%          624         98.52   13.070          0.000          26,274.42       0.01%      0.00%
13.501% - 14.000%        0.00%          559         85.00   13.750          0.000          11,986.54       0.00%      0.00%
Total                    0.00%          610         81.09    7.276          6.948         190,006.16      68.02%      0.00%

Mortg Rates          No Doc    Easy Doc    Stated    IO loans    silent 2nds
-----------------    ------    --------    ------    --------    -----------
4.501% - 5.000%        0.00%       0.00%     0.04%       0.04%          0.23%
5.001% - 5.500%        0.00%       0.06%     0.10%       0.98%          1.46%
5.501% - 6.000%        0.00%       0.20%     1.13%       2.13%          4.46%
6.001% - 6.500%        0.00%       0.26%     3.03%       2.80%          6.95%
6.501% - 7.000%        0.00%       0.58%     6.20%       2.69%          9.35%
7.001% - 7.500%        0.00%       0.36%     5.90%       0.91%          6.86%
7.501% - 8.000%        0.00%       0.39%     5.43%       0.56%          4.72%
8.001% - 8.500%        0.00%       0.12%     3.00%       0.12%          2.48%
8.501% - 9.000%        0.00%       0.18%     2.37%       0.04%          0.88%
9.001% - 9.500%        0.00%       0.03%     0.79%       0.00%          0.19%
9.501% - 10.000%       0.00%       0.02%     0.61%       0.00%          0.04%
10.001% - 10.500%      0.00%       0.01%     0.18%       0.00%          0.05%
10.501% - 11.000%      0.00%       0.00%     0.35%       0.00%          0.01%
11.001% - 11.500%      0.00%       0.02%     0.32%       0.00%          0.01%
11.501% - 12.000%      0.00%       0.00%     0.17%       0.00%          0.00%
12.001% - 12.500%      0.00%       0.01%     0.02%       0.00%          0.00%
12.501% - 13.000%      0.00%       0.00%     0.09%       0.00%          0.00%
13.001% - 13.500%      0.00%       0.00%     0.03%       0.00%          0.00%
13.501% - 14.000%      0.00%       0.00%     0.00%       0.00%          0.00%
Total                  0.00%       2.22%    29.76%      10.27%         37.69%


Mortg Rates & LTV

Mortg Rates         LTV <= 40.00    LTV 40.01-50    50.01 - 60    60.01 - 70    70.01 - 80    80.01 - 90    90.01 - 100       100+
-----------------   ------------    ------------    ----------    ----------    ----------    ----------    -----------    ------
4.501% - 5.000%             0.00%           0.00%         0.00%         0.04%         0.42%         0.04%          0.00%     0.00%
5.001% - 5.500%             0.00%           0.00%         0.10%         0.19%         1.62%         0.69%          0.00%     0.00%
5.501% - 6.000%             0.01%           0.12%         0.16%         0.65%         5.57%         1.97%          0.04%     0.00%
6.001% - 6.500%             0.19%           0.20%         0.35%         0.79%         8.82%         5.04%          0.21%     0.00%
6.501% - 7.000%             0.20%           0.24%         0.90%         1.05%        10.62%         8.97%          0.91%     0.00%
7.001% - 7.500%             0.05%           0.26%         0.61%         1.30%         6.98%         6.96%          0.68%     0.00%
7.501% - 8.000%             0.01%           0.13%         0.36%         1.16%         6.48%         4.82%          1.07%     0.00%
8.001% - 8.500%             0.03%           0.06%         0.05%         0.60%         3.30%         2.18%          0.90%     0.00%
8.501% - 9.000%             0.08%           0.02%         0.13%         0.60%         2.77%         0.83%          0.92%     0.00%
9.001% - 9.500%             0.05%           0.02%         0.10%         0.31%         0.77%         0.17%          0.57%     0.00%
9.501% - 10.000%            0.00%           0.00%         0.10%         0.53%         0.39%         0.00%          0.27%     0.00%
10.001% - 10.500%           0.01%           0.00%         0.03%         0.28%         0.12%         0.01%          0.25%     0.00%
10.501% - 11.000%           0.00%           0.04%         0.08%         0.24%         0.03%         0.01%          0.51%     0.00%
11.001% - 11.500%           0.00%           0.03%         0.06%         0.10%         0.03%         0.00%          0.62%     0.00%
11.501% - 12.000%           0.00%           0.00%         0.02%         0.05%         0.00%         0.01%          0.38%     0.00%
12.001% - 12.500%           0.00%           0.00%         0.00%         0.00%         0.00%         0.01%          0.20%     0.00%
12.501% - 13.000%           0.00%           0.00%         0.01%         0.00%         0.00%         0.00%          0.11%     0.00%
13.001% - 13.500%           0.00%           0.00%         0.00%         0.00%         0.00%         0.00%          0.04%     0.00%
13.501% - 14.000%           0.00%           0.00%         0.00%         0.00%         0.00%         0.00%          0.00%     0.00%
Total                       0.62%           1.11%         3.04%         7.91%        47.91%        31.72%          7.68%     0.00%

Mortg Rates         total LTV   avg FICO   Gross Margin   Avg Prin Bal ($)   Full Doc    NIV Doc    No Doc    Easy Doc    Stated
-----------------   ---------   --------   ------------   ----------------   --------    -------    ------    --------    ------
4.501% - 5.000%         78.29        693          5.937         335,199.13       0.46%      0.00%     0.00%       0.00%     0.04%
5.001% - 5.500%         79.59        658          6.320         315,596.88       2.44%      0.00%     0.00%       0.06%     0.10%
5.501% - 6.000%         79.48        644          6.805         277,466.87       7.19%      0.00%     0.00%       0.20%     1.13%
6.001% - 6.500%         80.14        628          6.990         263,011.12      12.30%      0.00%     0.00%       0.26%     3.03%
6.501% - 7.000%         81.08        616          6.990         256,228.70      16.11%      0.00%     0.00%       0.58%     6.20%
7.001% - 7.500%         81.23        600          6.992         216,334.29      10.59%      0.00%     0.00%       0.36%     5.90%
7.501% - 8.000%         81.76        593          6.991         196,261.60       8.20%      0.00%     0.00%       0.39%     5.43%
8.001% - 8.500%         82.62        587          6.990         162,947.44       4.01%      0.00%     0.00%       0.12%     3.00%
8.501% - 9.000%         80.74        576          6.990         142,006.86       2.80%      0.00%     0.00%       0.18%     2.37%
9.001% - 9.500%         80.54        580          6.990         110,602.70       1.17%      0.00%     0.00%       0.03%     0.79%
9.501% - 10.000%        76.36        561          6.990         109,894.98       0.65%      0.00%     0.00%       0.02%     0.61%
10.001% - 10.500%       80.16        576          6.990          86,194.78       0.51%      0.00%     0.00%       0.01%     0.18%
10.501% - 11.000%       83.47        597          6.990          67,356.91       0.56%      0.00%     0.00%       0.00%     0.35%
11.001% - 11.500%       89.88        607          6.990          47,253.99       0.49%      0.00%     0.00%       0.02%     0.32%
11.501% - 12.000%       92.68        607          6.990          29,566.66       0.28%      0.00%     0.00%       0.00%     0.17%
12.001% - 12.500%       96.06        619          0.000          12,603.68       0.19%      0.00%     0.00%       0.01%     0.02%
12.501% - 13.000%       97.08        621          6.990          33,043.36       0.03%      0.00%     0.00%       0.00%     0.09%
13.001% - 13.500%       98.52        624          0.000          26,274.42       0.01%      0.00%     0.00%       0.00%     0.03%
13.501% - 14.000%       85.00        559          0.000          11,986.54       0.00%      0.00%     0.00%       0.00%     0.00%
Total                   81.09        610          6.948         190,006.16      68.02%      0.00%     0.00%       2.22%    29.76%

Mortg Rates         IO loans    silent 2nds
-----------------   --------    -----------
4.501% - 5.000%         0.04%          0.23%
5.001% - 5.500%         0.98%          1.46%
5.501% - 6.000%         2.13%          4.46%
6.001% - 6.500%         2.80%          6.95%
6.501% - 7.000%         2.69%          9.35%
7.001% - 7.500%         0.91%          6.86%
7.501% - 8.000%         0.56%          4.72%
8.001% - 8.500%         0.12%          2.48%
8.501% - 9.000%         0.04%          0.88%
9.001% - 9.500%         0.00%          0.19%
9.501% - 10.000%        0.00%          0.04%
10.001% - 10.500%       0.00%          0.05%
10.501% - 11.000%       0.00%          0.01%
11.001% - 11.500%       0.00%          0.01%
11.501% - 12.000%       0.00%          0.00%
12.001% - 12.500%       0.00%          0.00%
12.501% - 13.000%       0.00%          0.00%
13.001% - 13.500%       0.00%          0.00%
13.501% - 14.000%       0.00%          0.00%
Total                  10.27%         37.69%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
All records







1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $873,268,316
Number of Loans: 4,596
Average Current Balance: $190,006
Weighted Average Coupon: 7.276%
Weighted Average Net Coupon: 6.756%
Weighted Average Remaining Term: 352
Weighted Average Seasoning: 6
Second Liens: 3.05%
Weighted Average Combined OLTV: 81.09%
Weighted Average FICO: 610
Loans w/ Prepay Penalties: 83.96%

ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.164%
Weighted Average Remaining Term (Arm Only): 354
Weighted Average Margin: 6.948%
Weighted Average Initial Per Cap: 3.000%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 7.003%
Weighted Average Months To Roll: 20

Loan Type:
Fixed: 11.62%
Balloons: 0.00%
2-28 Arms: 83.34%
3-27 Arms: 3.00%
Other Hybrid: 2.04%

Index:
6-Month Libor: 88.38%
1-Month Libor: 0.00%
Other Index: 11.62%




2. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
                                                                          Loan Pool by   Average   Average    Weighted
                                           Number of     Aggregate         Aggregate      Gross   Remaining    Average
Loan                                        Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Purpose                                      Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                             2,208    $459,777,065              52.65    7.288       353         77.38
Purchase                                        2,372     410,685,624              47.03    7.261       352         85.26
Refinance - Rate Term                              16       2,805,628               0.32    7.525       353         77.60
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------




3. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
                                                                          Loan Pool by   Average   Average    Weighted
                                           Number of     Aggregate         Aggregate      Gross   Remaining    Average
                                            Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Occupancy                                    Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Primary                                         4,095    $797,439,339              91.32    7.251       353         80.82
Investment                                        450      64,338,268               7.37    7.626       349         84.22
Second Home                                        51      11,490,710               1.32    7.010       349         81.95
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------




4. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
                                                                          Loan Pool by   Average   Average    Weighted
                                           Number of     Aggregate         Aggregate      Gross   Remaining    Average
Property                                    Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Type                                         Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                         3,945    $735,491,246              84.22    7.260       352         80.86
2-4 Family                                        425      98,511,079              11.28    7.329       352         82.33
Condo                                             226      39,265,991               4.50    7.435       352         82.13
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------




5. Documentation Type

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
                                                                          Loan Pool by   Average   Average    Weighted
                                           Number of     Aggregate         Aggregate      Gross   Remaining    Average
Documentation                               Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Type                                         Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Full Documentation                              3,416    $593,977,188              68.02    7.129       352         82.17
Stated Documentation                            1,096     259,889,574              29.76    7.612       353         78.60
EASY                                               84      19,401,555               2.22    7.271       354         81.22
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------




6. Fico Distribution

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
                                                                          Loan Pool by   Average   Average    Weighted
                                           Number of     Aggregate         Aggregate      Gross   Remaining    Average
Fico                                        Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Distribution                                 Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
500 - 519                                         238     $44,123,198               5.05    8.426       354         73.39
520 - 539                                         313      57,899,397               6.63    8.250       352         73.14
540 - 559                                         451      86,361,987               9.89    7.636       353         77.50
560 - 579                                         437      79,492,916               9.10    7.461       353         80.62
580 - 599                                         675     124,386,134              14.24    7.134       352         80.62
600 - 619                                         703     129,507,871              14.83    7.065       352         81.72
620 - 639                                         545     104,084,593              11.92    6.985       353         83.09
640 - 659                                         422      82,728,495               9.47    7.040       352         84.18
660 - 679                                         324      59,708,333               6.84    6.986       351         84.07
680 - 699                                         184      40,290,980               4.61    6.843       353         84.52
700 - 719                                         120      26,381,594               3.02    7.040       350         86.52
720 - 739                                          79      16,188,418               1.85    6.625       353         84.29
740 - 759                                          61      11,546,050               1.32    7.062       353         88.30
760 >=                                             44      10,568,350               1.21    6.866       353         87.17
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 798
Weighted Average: 609.6




7. Combined Original Loan-to-Value Ratio (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
Combined                                                                  Loan Pool by   Average   Average    Weighted
Original                                   Number of     Aggregate         Aggregate      Gross   Remaining    Average
Loan-to-Value                               Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Ratio (%)                                    Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
<= 20.00                                            1         $84,728               0.01    8.300       355         17.35
20.01 - 30.00                                       8         828,527               0.09    6.990       354         26.05
30.01 - 40.00                                      27       4,482,863               0.51    7.375       345         37.05
40.01 - 50.00                                      42       9,700,880               1.11    7.276       351         46.23
50.01 - 60.00                                     128      26,553,401               3.04    7.447       353         55.47
60.01 - 70.00                                     317      69,068,529               7.91    7.774       353         66.47
70.01 - 80.00                                   1,905     418,420,521              47.91    7.040       354         78.87
80.01 - 90.00                                   1,278     277,032,569              31.72    7.084       354         88.45
90.01 - 100.00                                    890      67,096,298               7.68    8.953       338         98.39
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------
Minimum: 17.35
Maximum: 100.00
Weighted Average by Original Balance: 81.09
Weighted Average by Current Balance: 81.09




8. Current Principal Balance ($)

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
                                                                          Loan Pool by   Average   Average    Weighted
Current                                    Number of     Aggregate         Aggregate      Gross   Remaining    Average
Principal                                   Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Balance ($)                                  Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                      369      $4,785,479               0.55   11.576       163         96.50
$25,001 - $50,000                                 215       7,849,373               0.90   10.637       334         98.41
$50,001 - $75,000                                 268      16,745,516               1.92    9.352       350         85.65
$75,001 - $100,000                                406      35,872,623               4.11    8.136       353         81.68
$100,001 - $150,000                               964     119,699,747              13.71    7.669       353         81.38
$150,001 - $200,000                               661     115,320,333              13.21    7.279       353         79.70
$200,001 - $250,000                               491     110,093,169              12.61    7.224       353         79.71
$250,001 - $300,000                               353      96,496,449              11.05    7.204       354         79.31
$300,001 - $350,000                               260      84,203,738               9.64    7.099       354         81.50
$350,001 - $400,000                               182      68,216,261               7.81    6.875       354         81.67
$400,001 - $450,000                               166      70,311,850               8.05    6.890       354         81.31
$450,001 - $500,000                               132      63,422,674               7.26    6.779       354         79.35
$500,001 - $550,000                                37      19,466,380               2.23    6.734       355         82.15
$550,001 - $600,000                                29      16,582,811               1.90    6.703       355         84.39
$600,001 - $650,000                                21      13,117,202               1.50    6.901       349         87.13
$650,001 - $700,000                                14       9,401,647               1.08    6.688       355         83.90
$700,001 - $750,000                                14      10,281,258               1.18    6.684       355         85.29
$750,001 - $800,000                                 7       5,481,591               0.63    6.431       354         74.22
$800,001 - $850,000                                 5       4,164,415               0.48    6.572       354         77.10
$850,001 - $900,000                                 2       1,755,798               0.20    5.812       355         74.89
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------
Minimum: 3,170.54
Maximum: 899,999.70
Average: 190,006.16




9. Geographical Distribution

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
                                                                          Loan Pool by   Average   Average    Weighted
                                           Number of     Aggregate         Aggregate      Gross   Remaining    Average
Geographical                                Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Distribution                                 Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
Arizona                                            79     $10,831,126               1.24    7.488       352         82.99
Arkansas                                            2         107,202               0.01    9.283       353         80.00
California                                      1,031     271,236,480              31.06    6.941       353         79.18
Colorado                                           88      11,577,115               1.33    7.136       352         82.53
Connecticut                                       101      16,922,105               1.94    7.432       353         81.43
Delaware                                           11       1,313,285               0.15    8.022       352         82.98
Florida                                           438      63,348,929               7.25    7.578       352         82.30
Georgia                                           185      22,841,480               2.62    7.469       351         85.96
Hawaii                                             54      13,974,322               1.60    7.260       354         80.75
Idaho                                              37       3,324,161               0.38    7.750       349         84.44
Illinois                                          325      50,711,131               5.81    7.520       352         82.66
Indiana                                            41       3,460,289               0.40    7.897       349         85.69
Iowa                                                9         904,467               0.10    7.673       349         90.07
Kansas                                              7         599,850               0.07    8.483       352         84.74
Kentucky                                           15       1,736,325               0.20    7.309       339         83.41
Maine                                              10       1,292,597               0.15    7.045       349         77.99
Maryland                                          241      40,855,739               4.68    7.361       352         82.27
Massachusetts                                     117      28,186,947               3.23    7.311       353         80.09
Michigan                                          103      12,331,537               1.41    7.721       353         84.04
Minnesota                                          99      14,700,216               1.68    7.212       352         84.84
Missouri                                           37       3,253,084               0.37    8.095       351         84.49
Montana                                             6         964,242               0.11    7.433       354         79.21
Nebraska                                            1          62,743               0.01    9.550       354         70.00
Nevada                                             99      20,137,720               2.31    7.046       353         80.27
New Hampshire                                      17       2,697,520               0.31    7.557       352         82.27
New Jersey                                        282      67,505,086               7.73    7.512       352         79.72
New Mexico                                          8         978,524               0.11    8.242       353         82.59
New York                                          419     111,075,313              12.72    7.233       352         81.04
North Carolina                                     78       7,301,927               0.84    7.681       349         83.95
Ohio                                               61       5,741,136               0.66    7.781       350         86.53
Oklahoma                                           17       1,575,911               0.18    7.612       347         84.26
Oregon                                             28       4,079,516               0.47    7.373       354         82.81
Pennsylvania                                       85       9,821,066               1.12    7.640       352         82.45
Rhode Island                                       14       2,739,092               0.31    8.015       336         81.49
South Carolina                                     27       3,454,483               0.40    7.349       352         83.53
Tennessee                                          26       2,793,664               0.32    7.587       353         81.13
Texas                                             105      12,837,872               1.47    7.702       351         85.16
Utah                                               28       4,036,580               0.46    7.006       351         82.26
Vermont                                             4       1,135,969               0.13    6.625       355         73.47
Virginia                                          132      23,399,478               2.68    7.550       353         80.54
Washington                                         79      11,771,062               1.35    7.260       352         83.81
West Virginia                                       4         367,308               0.04    7.975       353         81.24
Wisconsin                                          44       4,894,858               0.56    7.701       353         81.71
Wyoming                                             2         388,861               0.04    6.429       354         83.23
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44




10. Back Debt to Income Ratio

----------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage   Weighted Weighted
                                                                          Loan Pool by   Average   Average    Weighted
                                           Number of     Aggregate         Aggregate      Gross   Remaining    Average
                                            Mortgage   Cut-off Date       Cut-off Date   Interest   Term      Combined
Back Debt to Income Ratio                    Loans    Principal Balance Principal Balance  Rate   (months)  Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                                        24      $6,649,561               0.76    6.799       343         81.45
10.00 - 19.99                                      81      16,880,009               1.93    7.076       351         80.23
20.00 - 24.99                                     147      25,563,155               2.93    7.413       351         80.00
25.00 - 29.99                                     261      43,219,198               4.95    7.339       351         78.22
30.00 - 34.99                                     446      78,929,429               9.04    7.404       352         79.76
35.00 - 39.99                                     668     122,803,844              14.06    7.252       353         80.53
40.00 - 44.99                                   1,004     197,136,679              22.57    7.191       352         81.98
45.00 - 49.99                                   1,358     258,255,996              29.57    7.309       353         83.32
50.00 - 54.99                                     603     123,547,679              14.15    7.284       354         77.73
55.00 >=                                            4         282,766               0.03    7.840       344         80.13
----------------------------------------------------------------------------------------------------------------------------
Total:                                          4,596    $873,268,316             100.00    7.276       352         81.09
----------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.11
Maximum: 101.90
Non-Zero Weighted Average: 41.89




600k($)>11. Original Principal Balance > 600k ($)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Pct
Original                                              % of           Weighted     Weighted Weighted       Pct        Cash     Pct
Principal                              Current       Current         Average      Average   Average      Owner       -out    Full
Balance > 600k ($)                     Balance       Balance          Coupon        Fico     OLTV         Occ        Refi     Doc
-----------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000                   13,715,438.21        30.61            6.864      652     86.82         90.79     36.55 54.63
$650,001 - $700,000                   9,401,647.13         20.99            6.688      638     83.90        100.00     42.98 78.54
$700,001 - $750,000                   10,281,258.14        22.95            6.684      653     85.29        100.00     50.03 56.46
$750,001 - $800,000                   4,685,962.51         10.46            6.336      632     71.55        100.00    100.00 66.56
$800,001 - $850,000                   4,960,043.26         11.07            6.639      646     79.17         82.97     67.16 100.00
$850,001 - $900,000                   1,755,797.50          3.92            5.812      646     74.89        100.00     48.74 100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                44,800,146.75       100.00            6.664      646     82.94         95.30     51.50 68.12
-----------------------------------------------------------------------------------------------------------------------------------


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
IO






1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $89,645,788
Number of Loans: 305
Average Current Balance: $293,921
Weighted Average Coupon: 6.445%
Weighted Average Net Coupon: 5.925%
Weighted Average Remaining Term: 354
Weighted Average Seasoning: 6
Second Liens: 0.00%
Weighted Average Combined OLTV: 82.61%
Weighted Average FICO: 630
Loans w/ Prepay Penalties: 91.07%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 6.445%
Weighted Average Remaining Term (Arm Only): 354
Weighted Average Margin: 6.888%
Weighted Average Initial Per Cap: 3.000%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 7.000%
Weighted Average Months To Roll: 19
:
Loan Type:
Fixed: 0.00%
Balloons: 0.00%
2-28 Arms: 95.31%
3-27 Arms: 4.69%
Other Hybrid: 0.00%
:
Index:
6-Month Libor: 100.00%
1-Month Libor: 0.00%
Other Index: 0.00%



2. Loan Purpose

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
                                      Number of     Aggregate         Aggregate     Gross   Remaining    Average
Loan                                   Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Purpose                                 Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
Purchase                                     221     $62,918,041             70.19    6.398       354          82.71
Refinance - Cashout                           84      26,727,747             29.81    6.556       354          82.37
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------





3. Occupancy

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
                                      Number of     Aggregate         Aggregate     Gross   Remaining    Average
                                       Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Occupancy                               Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
Primary                                      304     $89,542,241             99.88    6.443       354          82.59
Second Home                                    1         103,547              0.12    7.950       354          95.00
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------





4. Property Type

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
                                      Number of     Aggregate         Aggregate     Gross   Remaining    Average
Property                               Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Type                                    Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
Single Family Residence                      272     $80,769,136             90.10    6.419       354          82.53
Condo                                         25       5,466,739              6.10    6.774       354          82.53
2-4 Family                                     8       3,409,913              3.80    6.536       355          84.52
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------





5. Documentation Type

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
                                      Number of     Aggregate         Aggregate     Gross   Remaining    Average
Documentation                          Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Type                                    Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
Full Documentation                           275     $77,843,872             86.83    6.442       354          82.94
Stated Documentation                          25      10,408,516             11.61    6.349       355          79.51
EASY                                           5       1,393,400              1.55    7.344       355          87.38
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------





6. Fico Distribution

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
                                      Number of     Aggregate         Aggregate     Gross   Remaining    Average
Fico                                   Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Distribution                            Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
540 - 559                                      1        $330,000              0.37    5.990       355          76.57
560 - 579                                      1         391,000              0.44    6.500       355          85.00
580 - 599                                     84      21,464,264             23.94    6.677       354          82.15
600 - 619                                     93      25,688,757             28.66    6.680       354          83.70
620 - 639                                     43      13,003,931             14.51    6.293       354          83.33
640 - 659                                     24       8,701,243              9.71    6.239       355          82.29
660 - 679                                     24       7,567,663              8.44    6.174       355          82.16
680 - 699                                     12       5,338,185              5.95    6.117       355          79.83
700 - 719                                      8       2,405,294              2.68    6.205       354          81.16
720 - 739                                      6       1,763,726              1.97    5.737       354          80.00
740 - 759                                      3         943,120              1.05    5.718       353          80.00
760 >=                                         6       2,048,605              2.29    6.065       354          84.88
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------
Minimum: 550
Maximum: 784
Weighted Average: 630.2





7. Combined Original Loan-to-Value Ratio (%)

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
Combined                                                            Loan Pool by   Average   Average     Weighted
Original                              Number of     Aggregate         Aggregate     Gross   Remaining    Average
Loan-to-Value                          Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Ratio (%)                               Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                                  2        $410,000              0.46    6.391       353          49.28
50.01 - 60.00                                  1         405,000              0.45    5.500       355          51.53
60.01 - 70.00                                  4       1,447,042              1.61    6.220       354          66.03
70.01 - 80.00                                197      54,261,495             60.53    6.266       354          79.75
80.01 - 90.00                                 96      31,419,104             35.05    6.705       354          88.28
90.01 - 100.00                                 5       1,703,147              1.90    7.792       354          98.48
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------
Minimum: 49.06
Maximum: 100.00
Weighted Average by Original Balance: 82.61
Weighted Average by Current Balance: 82.61





8. Current Principal Balance ($)

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
Current                               Number of     Aggregate         Aggregate     Gross   Remaining    Average
Principal                              Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Balance ($)                             Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
$75,001 - $100,000                             7        $653,904              0.73    7.257       354          84.10
$100,001 - $150,000                           48       5,876,833              6.56    6.838       354          81.10
$150,001 - $200,000                           50       8,774,214              9.79    6.645       354          81.40
$200,001 - $250,000                           50      11,348,126             12.66    6.528       354          82.39
$250,001 - $300,000                           27       7,312,178              8.16    6.593       354          81.89
$300,001 - $350,000                           24       7,655,807              8.54    6.327       354          83.66
$350,001 - $400,000                           22       8,296,330              9.25    6.238       354          82.85
$400,001 - $450,000                           25      10,471,997             11.68    6.261       355          81.25
$450,001 - $500,000                           19       8,966,781             10.00    6.391       354          84.79
$500,001 - $550,000                            9       4,766,547              5.32    6.483       355          83.95
$550,001 - $600,000                            8       4,567,899              5.10    6.659       354          82.63
$600,001 - $650,000                            5       3,122,400              3.48    5.866       354          84.04
$650,001 - $700,000                            6       4,032,111              4.50    6.623       355          85.80
$700,001 - $750,000                            4       2,900,662              3.24    6.177       354          80.44
$850,001 - $900,000                            1         900,000              1.00    5.490       355          75.00
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------
Minimum: 85,400.00
Maximum: 899,999.70
Average: 293,920.62





9. Geographical Distribution

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
                                      Number of     Aggregate         Aggregate     Gross   Remaining    Average
Geographical                           Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Distribution                            Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
Arizona                                        8      $1,174,212              1.31    6.511       354          81.15
California                                   144      52,676,256             58.76    6.268       354          82.24
Colorado                                      20       3,563,768              3.98    6.433       354          80.73
Connecticut                                    4         834,000              0.93    7.060       355          87.99
Delaware                                       1         101,600              0.11    7.200       354          80.00
Florida                                       21       4,560,127              5.09    6.900       354          84.38
Georgia                                       14       3,121,287              3.48    6.854       355          85.72
Hawaii                                         1         162,400              0.18    6.200       355          80.00
Idaho                                          1         114,400              0.13    6.990       355          80.00
Illinois                                       6       1,114,115              1.24    6.788       354          81.54
Kentucky                                       1         111,200              0.12    7.600       354          80.00
Maryland                                      16       4,636,011              5.17    6.887       354          85.05
Massachusetts                                  2         525,600              0.59    5.971       354          80.00
Michigan                                       3         754,729              0.84    6.485       354          80.40
Minnesota                                      7       1,784,074              1.99    6.571       354          82.11
Nevada                                        10       1,970,209              2.20    6.561       354          81.12
New Jersey                                     6       2,734,312              3.05    7.047       354          82.32
New York                                      10       4,331,620              4.83    6.091       355          82.05
North Carolina                                 3         498,674              0.56    7.277       354          90.00
Ohio                                           3         376,010              0.42    7.592       354          84.14
Oregon                                         2         475,650              0.53    6.512       354          84.70
South Carolina                                 3         323,992              0.36    6.949       354          77.86
Utah                                           4         570,900              0.64    6.112       355          81.56
Virginia                                       9       2,294,043              2.56    7.232       354          85.00
Washington                                     6         836,599              0.93    6.196       355          80.00
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------
Number of States Represented: 25





10. Back Debt to Income Ratio

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
                                      Number of     Aggregate         Aggregate     Gross   Remaining    Average
                                       Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Back Debt to Income Ratio               Loans    Principal Balanc  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                                    3      $1,219,800              1.36    6.376       355          83.76
10.00 - 19.99                                  5       1,559,343              1.74    5.886       353          81.08
20.00 - 24.99                                  8       2,426,080              2.71    6.884       355          83.23
25.00 - 29.99                                 23       7,381,455              8.23    6.597       354          80.68
30.00 - 34.99                                 35       8,631,382              9.63    6.483       354          82.50
35.00 - 39.99                                 74      20,222,140             22.56    6.490       355          81.72
40.00 - 44.99                                140      43,064,129             48.04    6.369       354          83.36
45.00 - 49.99                                 17       5,141,459              5.74    6.603       354          82.65
---------------------------------------------------------------------------------------------------------------------
Total:                                       305     $89,645,788            100.00    6.445       354          82.61
---------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.27
Maximum: 49.79
Non-Zero Weighted Average: 38.57





600k($)>11. Original Principal Balance > 600k ($)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Pct
Original                                              % of          Weighted     Weighted Weighted       Pct       Cash  Pct
Principal                              Current       Current         Average     Average   Average      Owner      -out Full
Balance > 600k ($)                     Balance       Balance         Coupon        Fico     OLTV         Occ       Refi  Doc
------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000                   3,122,400.00         28.50           5.866      654     84.04         100.00 19.9880.02
$650,001 - $700,000                   4,032,111.03         36.81           6.623      625     85.80         100.00 16.73100.00
$700,001 - $750,000                   2,900,662.36         26.48           6.177      620     80.44         100.00 75.68100.00
$850,001 - $900,000                   899,999.70            8.22           5.490      684     75.00         100.00 0.00 100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                10,955,173.09       100.00           6.196      637     82.99         100.00 31.8994.30
------------------------------------------------------------------------------------------------------------------------------



BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR1
Non - IO







1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $783,622,528
Number of Loans: 4,291
Average Current Balance: $182,620
Weighted Average Coupon: 7.371%
Weighted Average Net Coupon: 6.851%
Weighted Average Remaining Term: 352
Weighted Average Seasoning: 6
Second Liens: 3.39%
Weighted Average Combined OLTV: 80.91%
Weighted Average FICO: 607
Loans w/ Prepay Penalties: 83.15%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.259%
Weighted Average Remaining Term (Arm Only): 354
Weighted Average Margin: 6.956%
Weighted Average Initial Per Cap: 3.000%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 7.003%
Weighted Average Months To Roll: 20
:
Loan Type:
Fixed: 12.95%
Balloons: 0.00%
2-28 Arms: 81.97%
3-27 Arms: 2.80%
Other Hybrid: 2.28%
:
Index:
6-Month Libor: 87.05%
1-Month Libor: 0.00%
Other Index: 12.95%





2. Loan Purpose

--------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage  Weighted Weighted
                                                                   Loan Pool by   Average   Average     Weighted
                                     Number of     Aggregate         Aggregate     Gross   Remaining    Average
Loan                                  Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Purpose                                Loans    Principal Balance Principal Balance Rate   (months)  Original LTV (%)
--------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                       2,124    $433,049,317             55.26    7.333       353          77.07
Purchase                                  2,151     347,767,583             44.38    7.417       352          85.72
Refinance - Rate Term                        16       2,805,628              0.36    7.525       353          77.60
--------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528            100.00    7.371       352          80.91
--------------------------------------------------------------------------------------------------------------------





3. Occupancy

--------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage  Weighted Weighted
                                                                   Loan Pool by   Average   Average     Weighted
                                     Number of     Aggregate         Aggregate     Gross   Remaining    Average
                                      Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Occupancy                              Loans    Principal Balance Principal Balance Rate   (months)  Original LTV (%)
--------------------------------------------------------------------------------------------------------------------
Primary                                   3,791    $707,897,097             90.34    7.353       352          80.60
Investment                                  450      64,338,268              8.21    7.626       349          84.22
Second Home                                  50      11,387,163              1.45    7.001       349          81.84
--------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528            100.00    7.371       352          80.91
--------------------------------------------------------------------------------------------------------------------





4. Property Type

--------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage  Weighted Weighted
                                                                   Loan Pool by   Average   Average     Weighted
                                     Number of     Aggregate         Aggregate     Gross   Remaining    Average
Property                              Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Type                                   Loans    Principal Balance Principal Balance Rate   (months)  Original LTV (%)
--------------------------------------------------------------------------------------------------------------------
Single Family Residence                   3,673    $654,722,110             83.55    7.364       352          80.66
2-4 Family                                  417      95,101,166             12.14    7.358       352          82.25
Condo                                       201      33,799,252              4.31    7.542       351          82.07
--------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528            100.00    7.371       352          80.91
--------------------------------------------------------------------------------------------------------------------





5. Documentation Type

--------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage  Weighted Weighted
                                                                   Loan Pool by   Average   Average     Weighted
                                     Number of     Aggregate         Aggregate     Gross   Remaining    Average
Documentation                         Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Type                                   Loans    Principal Balance Principal Balance Rate   (months)  Original LTV (%)
--------------------------------------------------------------------------------------------------------------------
Full Documentation                        3,141    $516,133,316             65.87    7.232       352          82.05
Stated Documentation                      1,071     249,481,058             31.84    7.665       353          78.56
EASY                                         79      18,008,155              2.30    7.265       354          80.75
--------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528            100.00    7.371       352          80.91
--------------------------------------------------------------------------------------------------------------------





6. Fico Distribution

--------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage  Weighted Weighted
                                                                   Loan Pool by   Average   Average     Weighted
                                     Number of     Aggregate         Aggregate     Gross   Remaining    Average
Fico                                  Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Distribution                           Loans    Principal Balance Principal Balance Rate   (months)  Original LTV (%)
--------------------------------------------------------------------------------------------------------------------
500 - 519                                   238     $44,123,198              5.63    8.426       354          73.39
520 - 539                                   313      57,899,397              7.39    8.250       352          73.14
540 - 559                                   450      86,031,987             10.98    7.642       353          77.50
560 - 579                                   436      79,101,916             10.09    7.465       352          80.59
580 - 599                                   591     102,921,870             13.13    7.229       351          80.31
600 - 619                                   610     103,819,113             13.25    7.160       352          81.22
620 - 639                                   502      91,080,661             11.62    7.084       352          83.05
640 - 659                                   398      74,027,253              9.45    7.134       352          84.40
660 - 679                                   300      52,140,670              6.65    7.104       351          84.34
680 - 699                                   172      34,952,796              4.46    6.954       353          85.23
700 - 719                                   112      23,976,300              3.06    7.124       349          87.06
720 - 739                                    73      14,424,692              1.84    6.733       352          84.81
740 - 759                                    58      10,602,930              1.35    7.181       353          89.04
760 >=                                       38       8,519,744              1.09    7.059       353          87.72
--------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528            100.00    7.371       352          80.91
--------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 798
Weighted Average: 607.2





7. Combined Original Loan-to-Value Ratio (%)

--------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage  Weighted Weighted
Combined                                                           Loan Pool by   Average   Average     Weighted
Original                             Number of     Aggregate         Aggregate     Gross   Remaining    Average
Loan-to-Value                         Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Ratio (%)                              Loans    Principal Balance Principal Balance Rate   (months)  Original LTV (%)
--------------------------------------------------------------------------------------------------------------------
<= 20.00                                      1         $84,728              0.01    8.300       355          17.35
20.01 - 30.00                                 8         828,527              0.11    6.990       354          26.05
30.01 - 40.00                                27       4,482,863              0.57    7.375       345          37.05
40.01 - 50.00                                40       9,290,880              1.19    7.315       351          46.09
50.01 - 60.00                               127      26,148,401              3.34    7.477       353          55.53
60.01 - 70.00                               313      67,621,487              8.63    7.807       353          66.48
70.01 - 80.00                             1,708     364,159,026             46.47    7.155       354          78.74
80.01 - 90.00                             1,182     245,613,465             31.34    7.132       353          88.48
90.01 - 100.00                              885      65,393,151              8.34    8.983       337          98.39
--------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528            100.00    7.371       352          80.91
--------------------------------------------------------------------------------------------------------------------
Minimum: 17.35
Maximum: 100.00
Weighted Average by Original Balance: 80.91
Weighted Average by Current Balance: 80.91





8. Current Principal Balance ($)

--------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage  Weighted Weighted
                                                                   Loan Pool by   Average   Average     Weighted
Current                              Number of     Aggregate         Aggregate     Gross   Remaining    Average
Principal                             Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Balance ($)                            Loans    Principal Balance Principal Balance Rate   (months)  Original LTV (%)
--------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                369      $4,785,479              0.61   11.576       163          96.50
$25,001 - $50,000                           215       7,849,373              1.00   10.637       334          98.41
$50,001 - $75,000                           268      16,745,516              2.14    9.352       350          85.65
$75,001 - $100,000                          399      35,218,719              4.49    8.152       353          81.64
$100,001 - $150,000                         916     113,822,914             14.53    7.712       353          81.39
$150,001 - $200,000                         611     106,546,119             13.60    7.332       353          79.56
$200,001 - $250,000                         441      98,745,043             12.60    7.303       353          79.40
$250,001 - $300,000                         326      89,184,271             11.38    7.254       354          79.10
$300,001 - $350,000                         236      76,547,931              9.77    7.176       354          81.28
$350,001 - $400,000                         160      59,919,931              7.65    6.964       354          81.51
$400,001 - $450,000                         141      59,839,853              7.64    7.001       354          81.32
$450,001 - $500,000                         113      54,455,894              6.95    6.843       354          78.45
$500,001 - $550,000                          28      14,699,834              1.88    6.815       355          81.57
$550,001 - $600,000                          21      12,014,912              1.53    6.720       355          85.07
$600,001 - $650,000                          16       9,994,802              1.28    7.224       347          88.09
$650,001 - $700,000                           8       5,369,536              0.69    6.736       355          82.47
$700,001 - $750,000                          10       7,380,596              0.94    6.883       355          87.20
$750,001 - $800,000                           7       5,481,591              0.70    6.431       354          74.22
$800,001 - $850,000                           5       4,164,415              0.53    6.572       354          77.10
$850,001 - $900,000                           1         855,798              0.11    6.150       355          74.78
--------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528            100.00    7.371       352          80.91
--------------------------------------------------------------------------------------------------------------------
Minimum: 3,170.54
Maximum: 855,797.80
Average: 182,620.03





9. Geographical Distribution

---------------------------------------------------------------------------------------------------------------------
                                                                    % of Mortgage  Weighted Weighted
                                                                    Loan Pool by   Average   Average     Weighted
                                     Number of     Aggregate          Aggregate     Gross   Remaining    Average
Geographical                          Mortgage   Cut-off Date       Cut-off Date   Interest   Term       Combined
Distribution                           Loans    Principal Balance  Principal Balance Rate   (months)  Original LTV (%)
---------------------------------------------------------------------------------------------------------------------
Arizona                                      71      $9,656,915               1.23    7.607       351          83.21
Arkansas                                      2         107,202               0.01    9.283       353          80.00
California                                  887     218,560,225              27.89    7.104       353          78.44
Colorado                                     68       8,013,348               1.02    7.448       351          83.32
Connecticut                                  97      16,088,105               2.05    7.451       353          81.10
Delaware                                     10       1,211,685               0.15    8.091       352          83.23
Florida                                     417      58,788,802               7.50    7.631       352          82.14
Georgia                                     171      19,720,193               2.52    7.567       351          86.00
Hawaii                                       53      13,811,922               1.76    7.272       354          80.75
Idaho                                        36       3,209,761               0.41    7.778       349          84.60
Illinois                                    319      49,597,016               6.33    7.536       352          82.69
Indiana                                      41       3,460,289               0.44    7.897       349          85.69
Iowa                                          9         904,467               0.12    7.673       349          90.07
Kansas                                        7         599,850               0.08    8.483       352          84.74
Kentucky                                     14       1,625,125               0.21    7.289       338          83.64
Maine                                        10       1,292,597               0.16    7.045       349          77.99
Maryland                                    225      36,219,727               4.62    7.422       352          81.92
Massachusetts                               115      27,661,347               3.53    7.336       353          80.09
Michigan                                    100      11,576,807               1.48    7.802       353          84.28
Minnesota                                    92      12,916,142               1.65    7.300       351          85.21
Missouri                                     37       3,253,084               0.42    8.095       351          84.49
Montana                                       6         964,242               0.12    7.433       354          79.21
Nebraska                                      1          62,743               0.01    9.550       354          70.00
Nevada                                       89      18,167,510               2.32    7.098       353          80.17
New Hampshire                                17       2,697,520               0.34    7.557       352          82.27
New Jersey                                  276      64,770,774               8.27    7.532       352          79.61
New Mexico                                    8         978,524               0.12    8.242       353          82.59
New York                                    409     106,743,692              13.62    7.280       352          81.00
North Carolina                               75       6,803,253               0.87    7.710       349          83.51
Ohio                                         58       5,365,126               0.68    7.794       349          86.70
Oklahoma                                     17       1,575,911               0.20    7.612       347          84.26
Oregon                                       26       3,603,866               0.46    7.486       354          82.56
Pennsylvania                                 85       9,821,066               1.25    7.640       352          82.45
Rhode Island                                 14       2,739,092               0.35    8.015       336          81.49
South Carolina                               24       3,130,491               0.40    7.391       351          84.11
Tennessee                                    26       2,793,664               0.36    7.587       353          81.13
Texas                                       105      12,837,872               1.64    7.702       351          85.16
Utah                                         24       3,465,680               0.44    7.153       350          82.38
Vermont                                       4       1,135,969               0.14    6.625       355          73.47
Virginia                                    123      21,105,435               2.69    7.585       353          80.06
Washington                                   73      10,934,463               1.40    7.341       351          84.11
West Virginia                                 4         367,308               0.05    7.975       353          81.24
Wisconsin                                    44       4,894,858               0.62    7.701       353          81.71
Wyoming                                       2         388,861               0.05    6.429       354          83.23
---------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528             100.00    7.371       352          80.91
---------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44





10. Back Debt to Income Ratio

--------------------------------------------------------------------------------------------------------------------
                                                                   % of Mortgage  Weighted Weighted
                                                                   Loan Pool by   Average   Average     Weighted
                                     Number of     Aggregate         Aggregate     Gross   Remaining    Average
                                      Mortgage   Cut-off Date      Cut-off Date   Interest   Term       Combined
Back Debt to Income Ratio              Loans    Principal Balance Principal Balance Rate   (months)  Original LTV (%)
--------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                                  21      $5,429,761              0.69    6.894       340          80.93
10.00 - 19.99                                76      15,320,666              1.96    7.197       350          80.14
20.00 - 24.99                               139      23,137,075              2.95    7.468       351          79.66
25.00 - 29.99                               238      35,837,743              4.57    7.491       350          77.71
30.00 - 34.99                               411      70,298,047              8.97    7.517       352          79.42
35.00 - 39.99                               594     102,581,704             13.09    7.402       353          80.29
40.00 - 44.99                               864     154,072,550             19.66    7.420       351          81.59
45.00 - 49.99                             1,341     253,114,537             32.30    7.323       352          83.33
50.00 - 54.99                               603     123,547,679             15.77    7.284       354          77.73
55.00 >=                                      4         282,766              0.04    7.840       344          80.13
--------------------------------------------------------------------------------------------------------------------
Total:                                    4,291    $783,622,528            100.00    7.371       352          80.91
--------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.11
Maximum: 101.90
Non-Zero Weighted Average: 42.27





600k($)>11. Original Principal Balance > 600k ($)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Pct
Original                                             % of          Weighted     Weighted Weighted       Pct       Cash   Pct
Principal                             Current       Current         Average     Average   Average      Owner      -out  Full
Balance > 600k ($)                    Balance       Balance         Coupon        Fico     OLTV         Occ       Refi   Doc
------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000                  10,593,038.21        31.30           7.158      652     87.63          88.08 41.43 47.15
$650,001 - $700,000                  5,369,536.10         15.87           6.736      647     82.47         100.00 62.70 62.43
$700,001 - $750,000                  7,380,595.78         21.81           6.883      665     87.20         100.00 39.95 39.35
$750,001 - $800,000                  4,685,962.51         13.85           6.336      632     71.55         100.00 100.0066.56
$800,001 - $850,000                  4,960,043.26         14.66           6.639      646     79.17          82.97 67.16 100.00
$850,001 - $900,000                  855,797.80            2.53           6.150      606     74.78         100.00 100.00100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                               33,844,973.66       100.00           6.816      649     82.93          93.77 57.84 59.64
------------------------------------------------------------------------------------------------------------------------------


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Percentage by range
                                          FICOs
                    [=450  451-500501-550 551-600601-650  651-700701-750]=751
                    -----------------------------------------------------------
              <=20    -     -      -      0.01%      -      -      -      -
                    -----------------------------------------------------------
             21-30    -     -      0.02%  0.03%   0.03%   0.02%    -      -
                    -----------------------------------------------------------
             31-40    -     -      0.17%  0.18%   0.10%   0.06%  0.01%    -
                    -----------------------------------------------------------
             41-50    -     -      0.24%  0.32%   0.37%   0.13%  0.04%    -
                    -----------------------------------------------------------
   LTVs      51-60    -    0.03%   1.03%  1.35%   0.48%   0.07%  0.05%  0.02%
                    -----------------------------------------------------------
             61-70    -    0.02%   3.54%  2.60%   1.43%   0.22%  0.10%    -
                    -----------------------------------------------------------
             71-80    -    0.17%   8.99%  12.18%  15.22%  8.13%  2.51%  0.73%
                    -----------------------------------------------------------
             81-90    -    0.04%   1.53%  12.48%  10.64%  5.09%  1.49%  0.46%
                    -----------------------------------------------------------
             91-100   -     -      0.00%  0.91%   2.88%   2.14%  1.18%  0.57%
                    -----------------------------------------------------------
              >100    -     -      -      -       -          -    -      -
                    -----------------------------------------------------------



Loan Count
                                        FICOs
               {=450  451-500  501-550  551-600  601-650  651-700  701-750 }=751
               -----------------------------------------------------------------
         <=20      -      -        -         1        -        -        -      -
               -----------------------------------------------------------------
        21-30      -      -        2         2         3       1        -      -
               -----------------------------------------------------------------
        31-40      -      -       10         9         6       1        1      -
               -----------------------------------------------------------------
        41-50      -      -       10        14        13       3        2      -
               -----------------------------------------------------------------
 LTVs   51-60      -       1      48        53        21       3        1      1
               -----------------------------------------------------------------
        61-70      -       2     144       103        54      10         4     -
               -----------------------------------------------------------------
        71-80      -       8     421       509       583     276       84     24
               -----------------------------------------------------------------
        81-90      -       1      75       537       407     185       55     18
               -----------------------------------------------------------------
        91-100     -      -        1       205       362     214       81     27
               -----------------------------------------------------------------
         >100      -      -        -        -         -       -        -       -
               -----------------------------------------------------------------


Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category. The sum of the percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket.

2. Back Debt to Income Ratio IO Loans Only

-----------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                 Loan Pool by
                                                     Aggregate    Aggregate  Weighted Weighted
                                             Number   Cut-off      Cut-off   Average   Average   Weighted
                                               of       Date        Date      Gross   Remaining   Average
                                            Mortgage Principal    Principal  Interest   Term     Original
Back Debt to Income Ratio IO Loans Only      Loans    Balance      Balance     Rate   (months)    LTV (%)
---------------------------------------------------------------------------------------------------------
0.00 - 9.99                                      3  $1,219,800         1.36    6.376       355      83.76
10.00 - 19.99                                    5   1,559,343         1.74    5.886       353      81.08
20.00 - 24.99                                    8   2,426,080         2.71    6.884       355      83.23
25.00 - 29.99                                   23   7,381,455         8.23    6.597       354      80.68
30.00 - 34.99                                   35   8,631,382         9.63    6.483       354      82.50
35.00 - 39.99                                   74  20,222,140        22.56    6.490       355      81.72
40.00 - 44.99                                  140  43,064,129        48.04    6.369       354      83.36
45.00 - 49.99                                   17   5,141,459         5.74    6.603       354      82.65
---------------------------------------------------------------------------------------------------------
Total:                                         305 $89,645,788      100.00    6.445       354      82.61
---------------------------------------------------------------------------------------------------------
Minimum: 5.27
Maximum: 49.79
Weighted Average: 38.57

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay d own factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412- 2663.

[BARCLAYS CAPITAL GRAPHIC]

[BARCLAYS CAPITAL GRAPHIC]
SABR 2005-FR1

                            100 PPC, Over Flat Libor
-------------------------------------------------------------------------------------
Period     Date         Balance       Excess ($)   Excess (%)   LIBOR_1MO   LIBOR_6MO
------   ---------   --------------   ----------   ----------   ---------   ---------
0        25-Apr-05
1        25-May-05   873,268,316.36   2,534,952.62      3.483       2.890       3.380
2        25-Jun-05   853,406,391.20   2,399,965.58      3.375       2.890       3.380
3        25-Jul-05   833,866,613.97   2,420,971.69      3.484       2.890       3.380
4        25-Aug-05   814,640,460.12   2,291,050.38      3.375       2.890       3.380
5        25-Sep-05   795,720,218.80   2,237,705.15      3.375       2.890       3.380
6        25-Oct-05   777,098,981.88   2,255,827.83      3.483       2.890       3.380
7        25-Nov-05   758,770,629.58   2,133,159.63      3.374       2.890       3.380
8        25-Dec-05   740,729,812.50   2,149,422.48      3.482       2.890       3.380
9        25-Jan-06   722,971,929.99   2,031,398.06      3.372       2.890       3.380
10       25-Feb-06   705,493,117.76   1,981,542.15      3.370       2.890       3.380
11       25-Mar-06   688,422,421.47   2,121,230.37      3.698       2.890       3.380
12       25-Apr-06   671,761,319.95   1,885,296.79      3.368       2.890       3.380
13       25-May-06   655,500,040.09   1,898,742.59      3.476       2.890       3.380
14       25-Jun-06   639,629,041.12   1,793,606.19      3.365       2.890       3.380
15       25-Jul-06   624,139,009.06   1,806,437.14      3.473       2.890       3.380
16       25-Aug-06   609,020,851.39   1,706,256.04      3.362       2.890       3.380
17       25-Sep-06   594,265,691.73   1,664,539.53      3.361       2.890       3.380
18       25-Oct-06   579,864,760.52   1,676,494.24      3.469       2.890       3.380
19       25-Nov-06   565,809,706.95   2,626,149.34      5.570       2.890       3.380
20       25-Dec-06   552,206,076.75   2,712,879.53      5.895       2.890       3.380
21       25-Jan-07   538,937,296.14   2,597,355.54      5.783       2.890       3.380
22       25-Feb-07   525,984,664.19   2,533,969.81      5.781       2.890       3.380
23       25-Mar-07   513,340,686.07   2,613,561.60      6.110       2.890       3.380
24       25-Apr-07   500,998,065.12   2,411,850.92      5.777       2.890       3.380
25       25-May-07   488,949,634.66   2,455,087.56      6.025       2.890       3.380
26       25-Jun-07   477,195,867.02   2,360,764.97      5.937       2.890       3.380
27       25-Jul-07   465,723,349.34   2,346,203.99      6.045       2.890       3.380
28       25-Aug-07   454,524,220.90   2,247,394.72      5.933       2.890       3.380
29       25-Sep-07   443,592,000.85   2,192,732.55      5.932       2.890       3.380
30       25-Oct-07   432,920,361.48   2,179,214.90      6.041       2.890       3.380
31       25-Nov-07   422,503,124.65   2,106,298.69      5.982       2.890       3.380
32       25-Dec-07   412,336,087.08   2,104,451.87      6.124       2.890       3.380
33       25-Jan-08   402,412,621.96   2,016,134.75      6.012       2.890       3.380
34       25-Feb-08   392,725,747.48   1,966,995.35      6.010       2.890       3.380
35       25-Mar-08   383,269,854.07   1,989,714.72      6.230       2.890       3.380
36       25-Apr-08   374,039,464.78   1,872,212.97      6.006       2.890       3.380
37       25-May-08   365,029,232.07   1,862,277.52      6.122       2.890       3.380
38       25-Jun-08   356,234,220.92   1,784,190.16      6.010       2.890       3.380
39       25-Jul-08   347,649,313.76   1,775,463.42      6.128       2.890       3.380
40       25-Aug-08   339,269,242.82   1,702,398.87      6.021       2.890       3.380
41       25-Sep-08   331,089,149.31   1,661,508.29      6.022       2.890       3.380
42       25-Oct-08   323,104,289.30   1,651,186.90      6.132       2.890       3.380
43       25-Nov-08   315,310,031.02   1,582,285.52      6.022       2.890       3.380
44       25-Dec-08   307,701,852.18   1,572,435.46      6.132       2.890       3.380
45       25-Jan-09   300,275,337.44   1,506,810.40      6.022       2.890       3.380
46       25-Feb-09   293,026,175.82   1,470,334.23      6.021       2.890       3.380
47       25-Mar-09   285,950,158.30   1,513,682.85      6.352       2.890       3.380
48       25-Apr-09   279,043,175.36   1,399,845.15      6.020       2.890       3.380
49       25-May-09   272,301,214.69   1,390,948.95      6.130       2.890       3.380
50       25-Jun-09   265,720,358.84   1,332,693.01      6.018       2.890       3.380
51       25-Jul-09   259,296,783.00   1,324,211.98      6.128       2.890       3.380
52       25-Aug-09   253,026,752.86   1,268,720.83      6.017       2.890       3.380
53       25-Sep-09   246,906,622.39   1,237,880.19      6.016       2.890       3.380
54       25-Oct-09   240,932,831.81   1,229,986.03      6.126       2.890       3.380
55       25-Nov-09   235,101,985.13   1,187,461.03      6.061       2.890       3.380
56       25-Dec-09   229,413,392.23   1,182,060.47      6.183       2.890       3.380
57       25-Jan-10   223,861,527.52   1,132,664.82      6.072       2.890       3.380
58       25-Feb-10   218,442,444.10   1,105,096.15      6.071       2.890       3.380
59       25-Mar-10   213,152,988.26   1,137,158.47      6.402       2.890       3.380
60       25-Apr-10   207,990,080.89   1,051,927.30      6.069       2.890       3.380
61       25-May-10   202,950,715.72   1,046,377.88      6.187       2.890       3.380
62       25-Jun-10   198,032,168.73   1,002,972.50      6.078       2.890       3.380
63       25-Jul-10   193,231,401.17     996,406.76      6.188       2.890       3.380
64       25-Aug-10   188,545,565.94     954,780.12      6.077       2.890       3.380
65       25-Sep-10   183,971,931.70     931,548.43      6.076       2.890       3.380
66       25-Oct-10   179,507,831.74     925,432.12      6.186       2.890       3.380
67       25-Nov-10   175,150,662.48     886,745.93      6.075       2.890       3.380
68       25-Dec-10   170,897,881.91     880,911.89      6.186       2.890       3.380
69       25-Jan-11   166,747,008.21     844,070.79      6.074       2.890       3.380
70       25-Feb-11   162,695,618.31     823,499.47      6.074       2.890       3.380
71       25-Mar-11   158,741,346.45     847,347.77      6.405       2.890       3.380
72       25-Apr-11   154,881,882.91     783,828.89      6.073       2.890       3.380
73       25-May-11   151,114,972.64     778,644.48      6.183       2.890       3.380
74       25-Jun-11   147,438,413.96     746,043.81      6.072       2.890       3.380
75       25-Jul-11   143,850,057.33     741,098.38      6.182       2.890       3.380
76       25-Aug-11   140,347,804.10     710,055.33      6.071       2.890       3.380
77       25-Sep-11   136,929,605.31     692,708.17      6.071       2.890       3.380
78       25-Oct-11   133,593,460.54     688,100.56      6.181       2.890       3.380
79       25-Nov-11   130,337,416.71     659,256.95      6.070       2.890       3.380
80       25-Dec-11   127,159,567.03     654,861.54      6.180       2.890       3.380
81       25-Jan-12   124,058,049.85     627,397.89      6.069       2.890       3.380
82       25-Feb-12   121,031,047.62     612,041.81      6.068       2.890       3.380
83       25-Mar-12   118,076,785.86     618,836.87      6.289       2.890       3.380
84       25-Apr-12   115,193,532.12     582,431.23      6.067       2.890       3.380
85       25-May-12   112,379,594.98     578,524.22      6.178       2.890       3.380
86       25-Jun-12   109,633,323.12     554,231.54      6.066       2.890       3.380
87       25-Jul-12   106,953,104.34     550,504.23      6.177       2.890       3.380
88       25-Aug-12   104,337,364.63     527,825.04      6.071       2.890       3.380
89       25-Sep-12   101,784,567.32     515,412.32      6.077       2.890       3.380
90       25-Oct-12    99,293,212.12     512,408.80      6.193       2.890       3.380
91       25-Nov-12    96,861,834.32     491,478.87      6.089       2.890       3.380
92       25-Dec-12    94,489,003.93     488,578.06      6.205       2.890       3.380
93       25-Jan-13    92,173,324.86     468,687.80      6.102       2.890       3.380
94       25-Feb-13    89,913,434.12     457,703.67      6.109       2.890       3.380
95       25-Mar-13    87,708,001.04     470,874.32      6.442       2.890       3.380
                               0.00


                             100 PPC, Over Fwd Libor
-------------------------------------------------------------------------------------
Period     Date         Balance       Excess ($)   Excess (%)   LIBOR_1MO   LIBOR_6MO
------   ---------   --------------   ----------   ----------   ---------   ---------
0        25-Apr-05
1        25-May-05   873,268,316.36   2,534,952.62      3.483       2.890       3.362
2        25-Jun-05   853,406,391.20   2,176,932.32      3.061       3.200       3.526
3        25-Jul-05   833,866,613.97   2,162,582.89      3.112       3.270       3.669
4        25-Aug-05   814,640,460.12   1,928,799.96      2.841       3.418       3.811
5        25-Sep-05   795,720,218.80   1,788,947.25      2.698       3.560       3.938
6        25-Oct-05   777,098,981.88   1,731,981.91      2.675       3.718       4.031
7        25-Nov-05   758,770,629.58   1,500,931.16      2.374       3.881       4.115
8        25-Dec-05   740,729,812.50   1,482,613.82      2.402       3.997       4.183
9        25-Jan-06   722,971,929.99   1,277,932.91      2.121       4.131       4.232
10       25-Feb-06   705,493,117.76   1,258,005.30      2.140       4.112       4.266
11       25-Mar-06   688,422,421.47   1,459,426.71      2.544       4.159       4.311
12       25-Apr-06   671,761,319.95   1,142,639.74      2.041       4.209       4.350
13       25-May-06   655,500,040.09   1,171,349.49      2.144       4.259       4.386
14       25-Jun-06   639,629,041.12   1,038,190.57      1.948       4.301       4.421
15       25-Jul-06   624,139,009.06   1,077,437.14      2.072       4.333       4.448
16       25-Aug-06   609,020,851.39     954,943.98      1.882       4.366       4.488
17       25-Sep-06   594,265,691.73     916,595.57      1.851       4.397       4.511
18       25-Oct-06   579,864,760.52     958,118.52      1.983       4.424       4.529
19       25-Nov-06   565,809,706.95   1,909,749.72      4.050       4.450       4.550
20       25-Dec-06   552,208,338.59   2,028,747.89      4.409       4.470       4.566
21       25-Jan-07   538,941,746.43   1,866,986.74      4.157       4.560       4.583
22       25-Feb-07   525,991,207.85   1,848,030.41      4.216       4.500       4.590
23       25-Mar-07   513,349,231.05   2,006,198.56      4.690       4.513       4.609
24       25-Apr-07   501,008,524.72   1,745,562.02      4.181       4.534       4.631
25       25-May-07   488,961,922.58   2,157,690.56      5.295       4.554       4.656
26       25-Jun-07   477,247,095.90   2,075,358.80      5.218       4.575       4.676
27       25-Jul-07   465,815,570.84   2,081,184.33      5.361       4.597       4.695
28       25-Aug-07   454,655,662.28   1,960,130.50      5.173       4.620       4.715
29       25-Sep-07   443,760,945.86   1,905,200.47      5.152       4.642       4.732
30       25-Oct-07   433,125,161.87   1,912,340.09      5.298       4.663       4.747
31       25-Nov-07   422,742,171.85   1,899,404.23      5.392       4.681       4.841
32       25-Dec-07   412,615,943.25   1,925,251.40      5.599       4.695       4.825
33       25-Jan-08   402,732,142.86   1,817,763.66      5.416       4.710       4.862
34       25-Feb-08   393,083,114.08   1,770,028.78      5.404       4.723       4.844
35       25-Mar-08   383,663,306.32   1,832,998.83      5.733       4.732       4.853
36       25-Apr-08   374,467,300.97   1,633,764.85      5.235       4.894       4.914
37       25-May-08   365,489,805.03   1,710,693.43      5.617       4.748       4.896
38       25-Jun-08   356,727,923.84   1,570,662.39      5.284       4.914       4.932
39       25-Jul-08   348,175,108.35   1,628,040.68      5.611       4.763       4.914
40       25-Aug-08   339,825,533.09   1,494,810.01      5.279       4.930       4.951
41       25-Sep-08   331,674,392.19   1,459,063.20      5.279       4.930       4.960
42       25-Oct-08   323,716,993.97   1,507,888.29      5.590       4.789       4.890
43       25-Nov-08   315,948,755.71   1,390,561.50      5.281       4.958       4.927
44       25-Dec-08   308,366,066.15   1,440,937.40      5.607       4.808       4.911
45       25-Jan-09   300,963,821.18   1,320,692.66      5.266       4.979       4.950
46       25-Feb-09   293,737,586.69   1,286,170.80      5.254       4.990       4.934
47       25-Mar-09   286,683,199.38   1,483,769.42      6.211       4.516       4.946
48       25-Apr-09   279,796,594.07   1,219,412.52      5.230       5.013       5.040
49       25-May-09   273,073,801.64   1,280,325.73      5.626       4.863       5.025
50       25-Jun-09   266,512,786.95   1,177,327.65      5.301       5.028       5.064
51       25-Jul-09   260,108,153.54   1,216,933.61      5.614       4.887       5.048
52       25-Aug-09   253,855,890.31   1,114,119.53      5.267       5.061       5.086
53       25-Sep-09   247,752,392.31   1,086,745.08      5.264       5.063       5.097
54       25-Oct-09   241,794,140.54   1,124,534.74      5.581       4.919       5.023
55       25-Nov-09   235,977,776.69   1,043,075.25      5.304       5.094       5.060
56       25-Dec-09   230,303,238.46   1,083,093.47      5.643       4.939       5.042
57       25-Jan-10   224,764,386.11     991,386.52      5.293       5.114       5.080
58       25-Feb-10   219,357,345.75     967,353.06      5.292       5.114       5.060
59       25-Mar-10   214,078,998.69   1,117,494.40      6.264       4.636       5.070
60       25-Apr-10   208,926,299.63     916,165.53      5.262       5.142       5.164
61       25-May-10   203,896,275.44     965,515.85      5.682       4.984       5.144
62       25-Jun-10   198,987,823.96     887,549.35      5.352       5.155       5.182
63       25-Jul-10   194,196,597.28     919,446.37      5.682       5.002       5.163
64       25-Aug-10   189,519,449.69     841,508.80      5.328       5.178       5.201
65       25-Sep-10   184,953,681.54     820,528.88      5.324       5.182       5.211
66       25-Oct-10   180,496,657.52     850,395.55      5.654       5.029       5.134
67       25-Nov-10   176,145,803.12     784,148.12      5.342       5.197       5.173
68       25-Dec-10   171,899,215.13     812,113.63      5.669       5.048       5.155
69       25-Jan-11   167,753,817.15     742,661.52      5.313       5.226       5.193
70       25-Feb-11   163,707,200.29     723,980.97      5.307       5.231       5.174
71       25-Mar-11   159,757,025.97     839,383.27      6.305       4.737       5.185
72       25-Apr-11   155,901,010.68     686,068.67      5.281       5.256       5.282
73       25-May-11   152,136,925.00     721,501.36      5.691       5.095       5.263
74       25-Jun-11   148,463,666.18     660,990.90      5.343       5.276       5.303
75       25-Jul-11   144,878,182.13     686,044.45      5.682       5.116       5.285
76       25-Aug-11   141,378,197.45     628,005.37      5.330       5.287       5.325
77       25-Sep-11   137,961,687.33     610,365.69      5.309       5.308       5.336
78       25-Oct-11   134,626,675.36     633,948.34      5.651       5.147       5.288
79       25-Nov-11   131,371,230.54     584,860.66      5.342       5.324       5.328
80       25-Dec-11   128,194,154.95     606,829.28      5.680       5.168       5.310
81       25-Jan-12   125,092,900.29     554,047.45      5.315       5.351       5.350
82       25-Feb-12   122,065,662.12     539,464.30      5.303       5.362       5.332
83       25-Mar-12   119,110,686.83     594,917.06      5.994       5.026       5.343
84       25-Apr-12   116,226,262.24     513,147.59      5.298       5.366       5.413
85       25-May-12   113,410,716.50     536,565.07      5.677       5.222       5.395
86       25-Jun-12   110,663,045.74     490,521.15      5.319       5.407       5.435
87       25-Jul-12   107,981,129.30     510,013.13      5.668       5.242       5.414
88       25-Aug-12   105,363,277.96     465,512.72      5.302       5.427       5.454
89       25-Sep-12   102,807,973.26     454,006.43      5.299       5.438       5.464
90       25-Oct-12   100,313,732.91     472,901.97      5.657       5.273       5.382
91       25-Nov-12    97,879,108.89     433,755.10      5.318       5.458       5.422
92       25-Dec-12    95,502,913.11     451,698.43      5.676       5.290       5.400
93       25-Jan-13    93,183,498.47     413,218.60      5.321       5.470       5.439
94       25-Feb-13    90,919,551.12     402,786.86      5.316       5.485       5.417
95       25-Mar-13    88,709,755.62     470,591.35      6.366       4.960       5.424
                               0.00


                          100 PPC, Over Fwd Libor + 100
---------------------------------------------------------------------------------------
Period     Date      COLLAT Balance    Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
------   ---------   --------------   ------------   ----------   ---------   ---------
0        25-Apr-05
1        25-May-05   873,268,316.36   1,822,147.62        2.504       3.890       4.362
2        25-Jun-05   853,406,391.20   1,457,470.21        2.049       4.200       4.526
3        25-Jul-05   833,866,613.97   1,482,612.38        2.134       4.270       4.669
4        25-Aug-05   814,640,460.12   1,242,719.62        1.831       4.418       4.811
5        25-Sep-05   795,720,218.80   1,119,159.34        1.688       4.560       4.938
6        25-Oct-05   777,098,981.88   1,099,317.76        1.698       4.718       5.031
7        25-Nov-05   758,770,629.58     866,492.63        1.370       4.881       5.115
8        25-Dec-05   740,729,812.50     880,257.31        1.426       4.997       5.183
9        25-Jan-06   722,971,929.99     683,062.83        1.134       5.131       5.232
10       25-Feb-06   705,493,117.76     677,522.04        1.152       5.112       5.266
11       25-Mar-06   688,422,421.47     937,910.83        1.635       5.159       5.311
12       25-Apr-06   671,761,319.95     594,595.12        1.062       5.209       5.350
13       25-May-06   655,500,040.09     648,782.14        1.188       5.259       5.386
14       25-Jun-06   639,629,041.12     521,032.39        0.978       5.301       5.421
15       25-Jul-06   624,139,009.06     583,508.08        1.122       5.333       5.448
16       25-Aug-06   609,020,851.39     466,066.04        0.918       5.366       5.488
17       25-Sep-06   594,265,691.73     441,507.45        0.892       5.397       5.511
18       25-Oct-06   579,864,760.52     504,164.02        1.043       5.424       5.529
19       25-Nov-06   565,809,706.95   1,438,100.13        3.050       5.450       5.550
20       25-Dec-06   552,208,353.13   1,583,648.64        3.441       5.470       5.566
21       25-Jan-07   538,941,774.89   1,418,465.97        3.158       5.560       5.583
22       25-Feb-07   525,991,249.65   1,410,657.89        3.218       5.500       5.590
23       25-Mar-07   513,349,285.62   1,620,995.95        3.789       5.513       5.609
24       25-Apr-07   501,008,591.51   1,329,695.40        3.185       5.534       5.631
25       25-May-07   488,962,001.04   1,827,906.71        4.486       5.554       5.656
26       25-Jun-07   477,253,107.66   1,741,633.17        4.379       5.575       5.676
27       25-Jul-07   465,827,318.46   1,768,281.84        4.555       5.597       5.695
28       25-Aug-07   454,672,902.87   1,642,963.59        4.336       5.620       5.715
29       25-Sep-07   443,783,444.12   1,596,049.58        4.316       5.642       5.732
30       25-Oct-07   433,152,692.99   1,622,521.78        4.495       5.663       5.747
31       25-Nov-07   422,774,514.99   1,806,703.37        5.128       5.681       5.841
32       25-Dec-07   412,670,591.90   1,869,629.54        5.437       5.695       5.825
33       25-Jan-08   402,810,283.69   1,753,211.39        5.223       5.710       5.862
34       25-Feb-08   393,183,747.41   1,707,469.73        5.211       5.723       5.844
35       25-Mar-08   383,785,463.65   1,792,804.01        5.606       5.732       5.853
36       25-Apr-08   374,610,049.39   1,575,085.48        5.046       5.894       5.914
37       25-May-08   365,652,235.61   1,671,428.71        5.485       5.748       5.896
38       25-Jun-08   356,909,662.58   1,521,414.87        5.115       5.914       5.932
39       25-Jul-08   348,375,326.47   1,589,375.18        5.475       5.763       5.914
40       25-Aug-08   340,043,384.37   1,448,028.91        5.110       5.930       5.951
41       25-Sep-08   331,909,057.38   1,413,474.27        5.110       5.930       5.960
42       25-Oct-08   323,967,679.88   1,472,158.18        5.453       5.789       5.890
43       25-Nov-08   316,214,694.75   1,351,448.97        5.129       5.958       5.927
44       25-Dec-08   308,646,820.19   1,413,492.15        5.496       5.808       5.911
45       25-Jan-09   301,258,895.31   1,285,872.09        5.122       5.979       5.950
46       25-Feb-09   294,046,263.85   1,252,250.87        5.110       5.990       5.934
47       25-Mar-09   287,004,785.91   1,473,923.93        6.163       5.516       5.946
48       25-Apr-09   280,130,419.05   1,187,227.32        5.086       6.013       6.040
49       25-May-09   273,419,216.22   1,256,745.80        5.516       5.863       6.025
50       25-Jun-09   266,868,921.51   1,147,596.16        5.160       6.028       6.064
51       25-Jul-09   260,474,406.72   1,195,014.73        5.505       5.887       6.048
52       25-Aug-09   254,231,687.62   1,085,914.51        5.126       6.061       6.086
53       25-Sep-09   248,137,178.54   1,059,276.46        5.123       6.063       6.097
54       25-Oct-09   242,187,378.81   1,104,343.19        5.472       5.919       6.023
55       25-Nov-09   236,378,948.73   1,017,031.54        5.163       6.094       6.060
56       25-Dec-09   230,711,757.89   1,063,991.48        5.534       5.939       6.042
57       25-Jan-10   225,179,779.41     966,684.99        5.152       6.114       6.080
58       25-Feb-10   219,779,149.80     943,300.31        5.150       6.114       6.060
59       25-Mar-10   214,506,766.43   1,111,564.86        6.218       5.636       6.070
60       25-Apr-10   209,359,599.77     893,353.50        5.120       6.142       6.164
61       25-May-10   204,334,691.66     948,923.75        5.573       5.984       6.144
62       25-Jun-10   199,430,779.52     865,961.41        5.211       6.155       6.182
63       25-Jul-10   194,643,680.68     903,736.52        5.572       6.002       6.163
64       25-Aug-10   189,970,297.12     821,038.18        5.186       6.178       6.201
65       25-Sep-10   185,407,942.30     800,592.90        5.182       6.182       6.211
66       25-Oct-10   180,953,992.99     835,934.54        5.544       6.029       6.134
67       25-Nov-10   176,605,887.76     766,768.88        5.210       6.197       6.173
68       25-Dec-10   172,361,849.45     800,310.13        5.572       6.048       6.155
69       25-Jan-11   168,218,743.43     726,574.13        5.183       6.226       6.193
70       25-Feb-11   164,174,121.55     708,325.41        5.177       6.231       6.174
71       25-Mar-11   160,225,656.38     837,346.33        6.271       5.737       6.185
72       25-Apr-11   156,371,075.36     671,239.24        5.151       6.256       6.282
73       25-May-11   152,608,159.46     711,868.45        5.598       6.095       6.263
74       25-Jun-11   148,935,732.48     647,689.35        5.219       6.276       6.303
75       25-Jul-11   145,350,831.75     677,113.12        5.590       6.116       6.285
76       25-Aug-11   141,851,200.36     615,418.47        5.206       6.287       6.325
77       25-Sep-11   138,434,822.65     598,111.84        5.185       6.308       6.336
78       25-Oct-11   135,099,730.44     625,765.54        5.558       6.147       6.288
79       25-Nov-11   131,844,001.95     573,264.39        5.218       6.324       6.328
80       25-Dec-11   128,666,354.75     599,113.36        5.588       6.168       6.310
81       25-Jan-12   125,564,344.74     543,072.50        5.190       6.351       6.350
82       25-Feb-12   122,536,176.36     528,789.21        5.178       6.362       6.332
83       25-Mar-12   119,580,103.44     591,179.50        5.933       6.026       6.343
84       25-Apr-12   116,694,420.95     503,055.93        5.173       6.366       6.413
85       25-May-12   113,877,464.06     529,917.31        5.584       6.222       6.395
86       25-Jun-12   111,128,153.22     480,956.32        5.194       6.407       6.435
87       25-Jul-12   108,444,442.36     503,739.66        5.574       6.242       6.414
88       25-Aug-12   105,824,667.73     456,354.98        5.175       6.427       6.454
89       25-Sep-12   103,267,316.83     445,186.52        5.173       6.438       6.464
90       25-Oct-12   100,770,912.80     467,236.82        5.564       6.273       6.382
91       25-Nov-12    98,334,013.61     425,593.09        5.194       6.458       6.422
92       25-Dec-12    95,955,407.96     446,544.45        5.584       6.290       6.400
93       25-Jan-13    93,633,488.55     405,686.90        5.199       6.470       6.439
94       25-Feb-13    91,366,941.81     395,553.06        5.195       6.485       6.417
95       25-Mar-13    89,154,457.19     471,129.99        6.341       5.960       6.424
                               0.00


                          100 PPC, Over Fwd Libor + 150
---------------------------------------------------------------------------------------
Period     Date         Balance        Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
------   ---------   --------------   ------------   ----------   ---------   ---------
0        25-Apr-05
1        25-May-05   873,268,316.36   1,465,745.12        2.014       4.390       4.862
2        25-Jun-05   853,406,391.20   1,097,739.15        1.544       4.700       5.026
3        25-Jul-05   833,866,613.97   1,142,627.13        1.644       4.770       5.169
4        25-Aug-05   814,640,460.12     904,504.92        1.332       4.918       5.311
5        25-Sep-05   795,720,218.80     794,056.18        1.197       5.060       5.438
6        25-Oct-05   777,098,981.88     790,362.62        1.220       5.218       5.531
7        25-Nov-05   758,770,629.58     564,991.10        0.894       5.381       5.615
8        25-Dec-05   740,729,812.50     595,897.12        0.965       5.497       5.683
9        25-Jan-06   722,971,929.99     396,974.62        0.659       5.631       5.732
10       25-Feb-06   705,493,117.76     398,959.43        0.679       5.612       5.766
11       25-Mar-06   688,422,421.47     682,490.45        1.190       5.659       5.811
12       25-Apr-06   671,761,319.95     330,555.93        0.590       5.709       5.850
13       25-May-06   655,500,040.09     400,035.87        0.732       5.759       5.886
14       25-Jun-06   639,629,041.12     270,827.92        0.508       5.801       5.921
15       25-Jul-06   624,139,009.06     347,828.90        0.669       5.833       5.948
16       25-Aug-06   609,020,851.39     229,040.11        0.451       5.866       5.988
17       25-Sep-06   594,265,691.73     210,834.43        0.426       5.897       6.011
18       25-Oct-06   579,864,760.52     286,932.46        0.594       5.924       6.029
19       25-Nov-06   565,809,706.95   1,202,195.42        2.550       5.950       6.050
20       25-Dec-06   552,208,353.13   1,361,021.00        2.958       5.970       6.066
21       25-Jan-07   538,941,774.89   1,194,129.40        2.659       6.060       6.083
22       25-Feb-07   525,991,249.65   1,191,897.24        2.719       6.000       6.090
23       25-Mar-07   513,349,285.62   1,428,322.01        3.339       6.013       6.109
24       25-Apr-07   501,008,591.51   1,121,691.17        2.687       6.034       6.131
25       25-May-07   488,962,001.04   1,631,767.55        4.005       6.054       6.156
26       25-Jun-07   477,253,118.16   1,543,989.63        3.882       6.075       6.176
27       25-Jul-07   465,827,339.04   1,581,775.78        4.075       6.097       6.195
28       25-Aug-07   454,672,933.10   1,455,035.89        3.840       6.120       6.215
29       25-Sep-07   443,783,483.60   1,412,807.40        3.820       6.142       6.232
30       25-Oct-07   433,152,741.32   1,449,621.19        4.016       6.163       6.247
31       25-Nov-07   422,774,571.81   1,729,452.93        4.909       6.181       6.341
32       25-Dec-07   412,678,270.25   1,806,887.51        5.254       6.195       6.325
33       25-Jan-08   402,825,831.70   1,686,824.32        5.025       6.210       6.362
34       25-Feb-08   393,206,840.23   1,642,877.90        5.014       6.223       6.344
35       25-Mar-08   383,815,786.39   1,740,155.86        5.441       6.232       6.353
36       25-Apr-08   374,647,298.24   1,513,967.81        4.849       6.394       6.414
37       25-May-08   365,696,114.68   1,646,956.65        5.404       6.248       6.396
38       25-Jun-08   356,962,283.13   1,496,318.45        5.030       6.414       6.432
39       25-Jul-08   348,436,678.96   1,569,568.86        5.406       6.263       6.414
40       25-Aug-08   340,113,089.88   1,424,177.52        5.025       6.430       6.451
41       25-Sep-08   331,986,748.73   1,390,217.20        5.025       6.430       6.460
42       25-Oct-08   324,053,000.65   1,453,828.27        5.384       6.289       6.390
43       25-Nov-08   316,307,300.39   1,330,165.32        5.046       6.458       6.427
44       25-Dec-08   308,746,402.50   1,396,960.82        5.430       6.308       6.411
45       25-Jan-09   301,365,139.37   1,265,720.97        5.040       6.479       6.450
46       25-Feb-09   294,158,855.51   1,232,610.15        5.028       6.490       6.434
47       25-Mar-09   287,123,420.99   1,466,359.78        6.128       6.016       6.446
48       25-Apr-09   280,254,803.15   1,168,569.94        5.004       6.513       6.540
49       25-May-09   273,549,064.31   1,242,706.65        5.451       6.363       6.525
50       25-Jun-09   267,003,874.12   1,131,388.57        5.085       6.528       6.564
51       25-Jul-09   260,614,274.15   1,182,734.33        5.446       6.387       6.548
52       25-Aug-09   254,376,212.66   1,070,523.98        5.050       6.561       6.586
53       25-Sep-09   248,286,112.34   1,044,275.37        5.047       6.563       6.597
54       25-Oct-09   242,340,480.13   1,093,000.43        5.412       6.419       6.523
55       25-Nov-09   236,535,984.81   1,002,529.79        5.086       6.594       6.560
56       25-Dec-09   230,872,441.51   1,052,995.36        5.473       6.439       6.542
57       25-Jan-10   225,343,899.23     952,924.98        5.075       6.614       6.580
58       25-Feb-10   219,946,498.02     929,893.73        5.073       6.614       6.560
59       25-Mar-10   214,677,142.23   1,107,232.96        6.189       6.136       6.570
60       25-Apr-10   209,532,809.10     880,624.00        5.043       6.642       6.664
61       25-May-10   204,510,547.07     938,393.32        5.506       6.484       6.644
62       25-Jun-10   199,608,935.36     852,747.41        5.127       6.655       6.682
63       25-Jul-10   194,823,932.97     893,510.38        5.503       6.502       6.663
64       25-Aug-10   190,152,485.62     808,489.49        5.102       6.678       6.701
65       25-Sep-10   185,591,912.38     788,365.73        5.097       6.682       6.711
66       25-Oct-10   181,139,595.44     826,490.41        5.475       6.529       6.634
67       25-Nov-10   176,792,978.65     754,874.52        5.124       6.697       6.673
68       25-Dec-10   172,550,238.51     791,219.80        5.503       6.548       6.655
69       25-Jan-11   168,408,315.39     715,419.22        5.098       6.726       6.693
70       25-Feb-11   164,364,748.91     697,457.12        5.092       6.731       6.674
71       25-Mar-11   160,417,216.29     833,343.25        6.234       6.237       6.685
72       25-Apr-11   156,563,449.47     660,920.77        5.066       6.756       6.782
73       25-May-11   152,801,233.80     704,000.41        5.529       6.595       6.763
74       25-Jun-11   149,129,341.32     637,813.47        5.132       6.776       6.803
75       25-Jul-11   145,544,844.50     669,491.71        5.520       6.616       6.785
76       25-Aug-11   142,045,519.24     606,045.84        5.120       6.787       6.825
77       25-Sep-11   138,629,353.62     588,979.05        5.098       6.808       6.836
78       25-Oct-11   135,294,383.11     618,732.78        5.488       6.647       6.788
79       25-Nov-11   132,038,689.46     564,046.52        5.126       6.824       6.828
80       25-Dec-11   128,860,895.82     591,898.68        5.512       6.668       6.810
81       25-Jan-12   125,758,661.87     534,310.25        5.098       6.851       6.850
82       25-Feb-12   122,730,196.91     520,252.62        5.087       6.862       6.832
83       25-Mar-12   119,773,757.76     586,177.24        5.873       6.526       6.843
84       25-Apr-12   116,887,642.28     494,956.83        5.081       6.866       6.913
85       25-May-12   114,070,188.47     522,986.71        5.502       6.722       6.895
86       25-Jun-12   111,320,217.15     472,451.70        5.093       6.907       6.935
87       25-Jul-12   108,635,762.28     496,962.95        5.489       6.742       6.914
88       25-Aug-12   106,015,193.23     448,227.05        5.074       6.927       6.954
89       25-Sep-12   103,456,999.80     437,311.62        5.072       6.938       6.964
90       25-Oct-12   100,959,707.38     461,015.38        5.480       6.773       6.882
91       25-Nov-12    98,521,876.08     417,747.54        5.088       6.958       6.922
92       25-Dec-12    96,142,233.98     440,338.39        5.496       6.790       6.900
93       25-Jan-13    93,819,248.87     398,381.24        5.096       6.970       6.939
94       25-Feb-13    91,551,601.09     388,479.34        5.092       6.985       6.917
95       25-Mar-13    89,337,981.91     468,009.86        6.286       6.460       6.924
                                              0.00


                          100 PPC, Over Fwd Libor + 200
---------------------------------------------------------------------------------------
Period     Date         Balance        Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
------   ---------   --------------   ------------   ----------   ---------   ---------
0        25-Apr-05
1        25-May-05   873,268,316.36   1,109,342.62        1.524       4.890       5.362
2        25-Jun-05   853,406,391.20     752,694.29        1.058       5.200       5.526
3        25-Jul-05   833,866,613.97     811,778.44        1.168       5.270       5.669
4        25-Aug-05   814,640,460.12     578,948.32        0.853       5.418       5.811
5        25-Sep-05   795,720,218.80     476,645.79        0.719       5.560       5.938
6        25-Oct-05   777,098,981.88     490,950.13        0.758       5.718       6.031
7        25-Nov-05   758,770,629.58     263,489.56        0.417       5.881       6.115
8        25-Dec-05   740,729,812.50     311,638.45        0.505       5.997       6.183
9        25-Jan-06   722,971,929.99     124,291.62        0.206       6.131       6.232
10       25-Feb-06   705,493,117.76     131,280.26        0.223       6.112       6.266
11       25-Mar-06   688,422,421.47     437,524.12        0.763       6.159       6.311
12       25-Apr-06   671,761,319.95      90,274.47        0.161       6.209       6.350
13       25-May-06   655,500,040.09     152,445.59        0.279       6.259       6.386
14       25-Jun-06   639,629,041.12      59,073.69        0.111       6.301       6.421
15       25-Jul-06   624,139,009.06     122,810.53        0.236       6.333       6.448
16       25-Aug-06   609,020,851.39      45,131.82        0.089       6.366       6.488
17       25-Sep-06   594,265,691.73      40,561.44        0.082       6.397       6.511
18       25-Oct-06   579,864,760.52      92,050.03        0.190       6.424       6.529
19       25-Nov-06   565,809,706.95     966,290.71        2.049       6.450       6.550
20       25-Dec-06   552,208,353.13   1,138,393.35        2.474       6.470       6.566
21       25-Jan-07   538,941,774.89     969,792.83        2.159       6.560       6.583
22       25-Feb-07   525,991,249.65     973,136.59        2.220       6.500       6.590
23       25-Mar-07   513,349,285.62   1,235,648.07        2.888       6.513       6.609
24       25-Apr-07   501,008,591.51     913,686.95        2.188       6.534       6.631
25       25-May-07   488,962,001.04   1,435,601.89        3.523       6.554       6.656
26       25-Jun-07   477,253,125.93   1,346,320.21        3.385       6.575       6.676
27       25-Jul-07   465,827,354.26   1,395,244.46        3.594       6.597       6.695
28       25-Aug-07   454,672,955.47   1,267,083.50        3.344       6.620       6.715
29       25-Sep-07   443,783,512.81   1,229,541.12        3.325       6.642       6.732
30       25-Oct-07   433,152,777.11   1,276,697.06        3.537       6.663       6.747
31       25-Nov-07   422,774,613.88   1,574,224.74        4.468       6.681       6.841
32       25-Dec-07   412,679,708.98   1,661,204.15        4.830       6.695       6.825
33       25-Jan-08   402,828,622.45   1,539,454.75        4.586       6.710       6.862
34       25-Feb-08   393,210,927.64   1,499,215.38        4.575       6.723       6.844
35       25-Mar-08   383,821,116.76   1,610,278.90        5.034       6.732       6.853
36       25-Apr-08   374,653,819.51   1,377,456.93        4.412       6.894       6.914
37       25-May-08   365,703,776.38   1,607,150.98        5.274       6.748       6.896
38       25-Jun-08   356,977,580.51   1,460,983.47        4.911       6.914       6.932
39       25-Jul-08   348,460,001.46   1,539,753.92        5.302       6.763       6.914
40       25-Aug-08   340,144,106.50   1,390,561.18        4.906       6.930       6.951
41       25-Sep-08   332,025,138.55   1,357,431.64        4.906       6.930       6.960
42       25-Oct-08   324,098,452.52   1,426,181.39        5.281       6.789       6.890
43       25-Nov-08   316,359,512.70   1,297,463.25        4.921       6.958       6.927
44       25-Dec-08   308,804,928.59   1,369,252.01        5.321       6.808       6.911
45       25-Jan-09   301,429,709.27   1,234,664.35        4.915       6.979       6.950
46       25-Feb-09   294,229,200.59   1,202,319.60        4.904       6.990       6.934
47       25-Mar-09   287,199,280.98   1,448,362.00        6.052       6.516       6.946
48       25-Apr-09   280,335,925.90   1,139,754.28        4.879       7.013       7.040
49       25-May-09   273,635,205.56   1,216,077.11        5.333       6.863       7.025
50       25-Jun-09   267,094,521.43   1,102,063.79        4.951       7.028       7.064
51       25-Jul-09   260,709,212.80   1,157,633.59        5.328       6.887       7.048
52       25-Aug-09   254,475,232.11   1,042,624.95        4.917       7.061       7.086
53       25-Sep-09   248,389,008.76   1,017,064.68        4.914       7.063       7.097
54       25-Oct-09   242,447,056.23   1,069,723.47        5.295       6.919       7.023
55       25-Nov-09   236,646,049.62     975,423.31        4.946       7.094       7.060
56       25-Dec-09   230,985,677.42   1,029,750.27        5.350       6.939       7.042
57       25-Jan-10   225,460,141.88     927,215.18        4.935       7.114       7.080
58       25-Feb-10   220,065,579.45     904,817.73        4.934       7.114       7.060
59       25-Mar-10   214,798,899.98   1,091,471.84        6.098       6.636       7.070
60       25-Apr-10   209,657,086.08     856,767.46        4.904       7.142       7.164
61       25-May-10   204,637,191.39     915,631.81        5.369       6.984       7.144
62       25-Jun-10   199,737,541.69     827,203.34        4.970       7.155       7.182
63       25-Jul-10   194,954,305.32     871,232.38        5.363       7.002       7.163
64       25-Aug-10   190,284,500.08     784,184.49        4.945       7.178       7.201
65       25-Sep-10   185,725,449.26     764,658.80        4.941       7.182       7.211
66       25-Oct-10   181,274,539.19     805,824.69        5.334       7.029       7.134
67       25-Nov-10   176,929,217.69     731,705.42        4.963       7.197       7.173
68       25-Dec-10   172,687,591.20     771,108.10        5.358       7.048       7.155
69       25-Jan-11   168,546,695.20     693,514.77        4.938       7.226       7.193
70       25-Feb-11   164,504,058.02     676,092.42        4.932       7.231       7.174
71       25-Mar-11   160,557,360.36     819,055.02        6.122       6.737       7.185
72       25-Apr-11   156,704,337.55     640,595.17        4.906       7.256       7.282
73       25-May-11   152,942,778.22     684,784.12        5.373       7.095       7.263
74       25-Jun-11   149,271,269.95     616,094.06        4.953       7.276       7.303
75       25-Jul-11   145,686,990.89     650,293.61        5.356       7.116       7.285
76       25-Aug-11   142,187,816.55     585,381.90        4.940       7.287       7.325
77       25-Sep-11   138,771,737.57     568,822.05        4.919       7.308       7.336
78       25-Oct-11   135,436,791.91     600,923.24        5.324       7.147       7.288
79       25-Nov-11   132,181,063.73     543,709.26        4.936       7.324       7.328
80       25-Dec-11   129,003,034.90     573,776.65        5.337       7.168       7.310
81       25-Jan-12   125,900,512.07     514,911.27        4.908       7.351       7.350
82       25-Feb-12   122,871,711.74     501,330.79        4.896       7.362       7.332
83       25-Mar-12   119,914,892.67     571,009.36        5.714       7.026       7.343
84       25-Apr-12   117,028,354.63     476,957.18        4.891       7.366       7.413
85       25-May-12   114,210,437.44     504,932.04        5.305       7.222       7.395
86       25-Jun-12   111,459,734.27     452,575.01        4.873       7.407       7.435
87       25-Jul-12   108,774,443.35     479,069.89        5.285       7.242       7.414
88       25-Aug-12   106,153,015.00     429,271.82        4.853       7.427       7.454
89       25-Sep-12   103,593,940.25     418,866.25        4.852       7.438       7.464
90       25-Oct-12   101,095,745.68     444,459.87        5.276       7.273       7.382
91       25-Nov-12    98,656,992.58     399,470.14        4.859       7.458       7.422
92       25-Dec-12    96,276,319.56     424,053.38        5.285       7.290       7.400
93       25-Jan-13    93,952,308.61     381,249.75        4.869       7.470       7.439
94       25-Feb-13    91,683,621.46     371,813.32        4.866       7.485       7.417
95       25-Mar-13    89,468,950.28     455,482.91        6.109       6.960       7.424
                               0.00

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR1
All records
4,596 records






1. Fico Distribution

                                  % of        Average     Weighted             Weighted   Weighted   Weighted
Fico                           Outstanding    Current     Average    Percent   Average    Average    Average     Pct    Pct
Distribution                     Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD    PUD
----------------------------   -----------   ----------   --------   -------   --------   --------   --------   -----   ----
500.00 - 524.99 & CLTV > 65%          5.29   186,882.38      8.458      0.00        512      44.80      75.96   89.23   0.00
525.00 - 549.99 & CLTV > 65%          7.18   192,427.90      7.920      0.00        537      43.44      77.69   88.20   0.00
550.00 - 574.99 & CLTV > 65%         11.32   176,274.58      7.502      0.00        561      42.58      83.34   88.03   0.00
575.00 - 599.99 & CLTV > 70%         14.48   180,371.83      7.201      0.00        588      41.11      83.97   86.13   0.00
600.00 - 624.99 & CLTV > 70%         16.59   183,181.15      7.066      0.00        612      41.46      84.50   84.96   0.00
625.00 - 649.99 & CLTV > 70%         12.53   188,941.73      7.005      0.00        636      41.75      84.76   82.88   0.00
650.00 - 674.99 & CLTV > 80%          4.77   150,769.63      7.365      0.00        661      41.56      91.30   83.16   0.00
675.00 - 699.99 & CLTV > 80%          2.51   164,552.04      7.371      0.00        686      42.48      92.03   74.64   0.00
700.00 - 724.99 & CLTV > 80%          1.87   185,441.34      7.466      0.00        710      43.00      93.79   71.63   0.00
725.00 - 749.99 & CLTV > 85%          0.95   163,503.09      7.148      0.00        738      45.29      93.29   68.42   0.00
750.00 - 774.99 & CLTV > 85%          0.60   174,983.44      7.776      0.00        761      40.76      95.38   61.67   0.00
775.00 - 799.99 & CLTV > 85%          0.39   246,261.96      7.170      0.00        784      41.66      94.09   83.05   0.00
Total:                               78.48   180,502.55      7.360      0.00        602      42.13      84.19   84.73   0.00

                                Pct     Pct    Pct     Pct      Pct
Fico                           Owner   Full    Ltd     Std    Interest
Distribution                    Occ     Doc    Doc     Doc      Only
----------------------------   -----   -----   ----   -----   --------
500.00 - 524.99 & CLTV > 65%   95.42   80.49   0.00   18.12       0.00
525.00 - 549.99 & CLTV > 65%   95.33   63.74   0.00   32.81       0.00
550.00 - 574.99 & CLTV > 65%   92.46   77.58   0.00   19.71       0.73
575.00 - 599.99 & CLTV > 70%   94.58   83.61   0.00   12.93      16.27
600.00 - 624.99 & CLTV > 70%   91.86   81.26   0.00   17.28      19.67
625.00 - 649.99 & CLTV > 70%   88.97   64.17   0.00   34.35      12.02
650.00 - 674.99 & CLTV > 80%   81.62   61.66   0.00   32.33       8.78
675.00 - 699.99 & CLTV > 80%   79.18   64.58   0.00   33.00       2.50
700.00 - 724.99 & CLTV > 80%   86.81   41.63   0.00   56.08       2.44
725.00 - 749.99 & CLTV > 85%   73.41   71.87   0.00   28.13       0.00
750.00 - 774.99 & CLTV > 85%   71.86   43.25   0.00   56.75       0.00
775.00 - 799.99 & CLTV > 85%   64.07   59.78   0.00   40.22      14.50
Total:                         90.88   73.60   0.00   23.92       9.93




2. Original Loan-to-Value Ratio (%)

Original                                        % of        Average     Weighted             Weighted   Weighted   Weighted
Loan-to-Value                                Outstanding    Current     Average    Percent   Average    Average    Average
Ratio (%)                                      Balance      Balance      Coupon      MI        Fico       DTI        CLTV
------------------------------------------   -----------   ----------   --------   -------   --------   --------   --------
Less than 60 & DTI > 50%                            0.97   211,678.35      7.301      0.00        560      52.43      51.45
60.00 - 64.99 & DTI > 50%                           0.68   246,169.62      7.335      0.00        575      52.73      62.79
65.00 - 69.99 & DTI > 50%                           0.79   208,624.57      7.998      0.00        570      53.43      67.61
70.00 - 74.99 & DTI > 50%                           1.22   216,809.73      7.587      0.00        557      52.75      72.08
75.00 - 79.99 & DTI > 50%                           2.20   218,405.61      7.473      0.00        561      52.65      76.87
80.00 - 84.99 & DTI > 50%                           4.88   224,435.92      7.101      0.00        585      52.56      80.23
85.00 - 89.99 & DTI > 50%                           0.90   191,327.38      7.190      0.00        594      51.34      85.99
90.00 - 94.99 & DTI > 50%                           2.13   206,746.34      6.862      0.00        625      51.58      90.01
95.00 - 99.99 & DTI > 50%                           0.18    63,928.06      8.260      0.00        659      50.64      95.04
Greater than or Equal to 100 and DTI > 50%          0.11    53,039.69      9.952      0.00        637      51.98     100.00
Total:                                             14.05   205,505.18      7.283      0.00        584      52.38      77.65

Original                                                      Pct      Pct    Pct     Pct      Pct
Loan-to-Value                                 Pct     Pct    Owner    Full    Ltd     Std    Interest
Ratio (%)                                     SFD     PUD     Occ      Doc    Doc     Doc      Only
------------------------------------------   ------   ----   ------   -----   ----   -----   --------
Less than 60 & DTI > 50%                      89.19   0.00    95.01   64.27   0.00   34.86       0.00
60.00 - 64.99 & DTI > 50%                     94.61   0.00    91.67   59.48   0.00   40.52       0.00
65.00 - 69.99 & DTI > 50%                     93.38   0.00    87.77   75.38   0.00   24.62       0.00
70.00 - 74.99 & DTI > 50%                     92.33   0.00    96.30   69.74   0.00   27.26       0.00
75.00 - 79.99 & DTI > 50%                     86.52   0.00    95.11   74.96   0.00   22.35       0.00
80.00 - 84.99 & DTI > 50%                     82.94   0.00    92.42   70.01   0.00   28.74       0.00
85.00 - 89.99 & DTI > 50%                     90.88   0.00    83.78   77.42   0.00   18.04       0.00
90.00 - 94.99 & DTI > 50%                     78.43   0.00    81.17   95.39   0.00    0.82       0.00
95.00 - 99.99 & DTI > 50%                     80.70   0.00    96.53   54.34   0.00   45.66       0.00
Greater than or Equal to 100 and DTI > 50%   100.00   0.00   100.00   86.34   0.00   13.66       0.00
Total:                                        85.82   0.00    90.91   74.41   0.00   23.55       0.00




3. Back Ratio

                                                % of        Average     Weighted             Weighted   Weighted   Weighted
Back                                         Outstanding    Current     Average    Percent   Average    Average    Average
Ratio                                          Balance      Balance      Coupon      MI        Fico       DTI        CLTV
------------------------------------------   -----------   ----------   --------   -------   --------   --------   --------
Lesss than 20                                       2.69   224,091.14      6.997      0.00        619      13.15      80.57
20.00 - 24.99 & FICO < 525                          0.10   141,668.85      8.898      0.00        513      22.29      75.60
25.00 - 29.99 & FICO < 550                          0.86   166,222.06      8.282      0.00        528      27.58      70.31
30.00 - 34.99 & FICO < 575                          2.93   182,765.65      7.958      0.00        546      32.79      74.48
35.00 - 39.99 & FICO < 600                          6.13   181,417.09      7.611      0.00        559      37.68      76.77
40.00 - 44.99 & FICO < 625                         13.53   194,390.89      7.380      0.00        578      42.78      80.69
45.00 - 49.99 & FICO < 650                         21.44   185,589.83      7.373      0.00        590      47.77      82.15
50.00 - 54.99 & FICO < 675                         13.12   204,249.13      7.366      0.00        574      52.36      77.25
Greater than or Equal to 55 and FICO < 700          0.03    70,691.45      7.840      0.00        593      59.31      80.13
Total:                                             60.84   191,590.74      7.424      0.00        579      44.06      79.61

                                                              Pct      Pct     Pct     Pct      Pct
Back                                          Pct     Pct    Owner     Full    Ltd     Std    Interest
Ratio                                         SFD     PUD     Occ      Doc     Doc     Doc      Only
------------------------------------------   ------   ----   ------   ------   ----   -----   --------
Lesss than 20                                 89.64   0.00    87.79    78.31   0.00    8.89      11.81
20.00 - 24.99 & FICO < 525                   100.00   0.00   100.00    63.12   0.00   36.88       0.00
25.00 - 29.99 & FICO < 550                    90.67   0.00    97.45    69.12   0.00   22.21       0.00
30.00 - 34.99 & FICO < 575                    91.07   0.00    92.70    58.87   0.00   37.89       0.00
35.00 - 39.99 & FICO < 600                    86.95   0.00    94.76    70.80   0.00   25.23      11.85
40.00 - 44.99 & FICO < 625                    85.27   0.00    94.01    76.78   0.00   22.31      21.38
45.00 - 49.99 & FICO < 650                    86.41   0.00    93.54    71.96   0.00   26.40       2.47
50.00 - 54.99 & FICO < 675                    85.82   0.00    92.37    74.23   0.00   23.40       0.00
Greater than or Equal to 55 and FICO < 700    63.86   0.00    41.19   100.00   0.00    0.00       0.00
Total:                                        86.52   0.00    93.26    73.02   0.00   24.45       7.34

4. Fico Distribution Limited and Stated Doc

Fico
Distribution      % of        Average     Weighted             Weighted   Weighted   Weighted                   Pct    Pct
Limited and    Outstanding    Current     Average    Percent   Average    Average    Average     Pct    Pct    Owner   Full
Stated Doc       Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD    PUD     Occ    Doc
------------   -----------   ----------   --------   -------   --------   --------   --------   -----   ----   -----   ----
500 - 524             1.46   202,284.36      8.963      0.00        512      42.27      68.14   85.49   0.00   91.32   0.00
525 - 549             2.97   233,477.44      8.265      0.00        536      42.47      72.32   84.18   0.00   95.09   0.00
550 - 574             3.16   239,636.80      7.697      0.00        561      42.67      71.55   82.78   0.00   90.77   0.00
575 - 599             2.73   253,865.81      7.395      0.00        588      42.42      72.82   83.97   0.00   95.05   0.00
600 - 624             3.56   252,766.28      7.292      0.00        613      41.83      76.73   78.44   0.00   95.26   0.00
625 - 649             4.57   223,052.30      7.487      0.00        637      43.65      81.46   80.94   0.00   97.92   0.00
650 - 674             4.76   223,491.78      7.515      0.00        662      42.87      82.57   79.93   0.00   96.30   0.00
675 - 699             2.66   260,612.30      7.334      0.00        686      42.61      83.51   78.31   0.00   96.92   0.00
700 - 724             2.06   256,499.39      7.492      0.00        712      44.04      87.32   70.23   0.00   88.21   0.00
725 - 749             0.83   232,595.59      7.239      0.00        737      43.85      85.59   82.53   0.00   94.69   0.00
750 - 774             0.82   254,724.15      7.441      0.00        760      41.03      87.42   84.79   0.00   85.68   0.00
775 - 799             0.20   247,109.89      7.706      0.00        789      39.91      91.82   68.64   0.00   65.66   0.00
Total:               29.76   237,125.52      7.612      0.00        626      42.75      78.60   80.59   0.00   94.31   0.00

Fico
Distribution   Pct     Pct       Pct
Limited and    Ltd     Std     Interest      Pct         Pct        Pct
Stated Doc     Doc     Doc       Only     California   New York   Florida
------------   ----   ------   --------   ----------   --------   -------
500 - 524      0.00   100.00       0.00        29.29      17.03      9.49
525 - 549      0.00   100.00       0.00        32.55      16.54      8.49
550 - 574      0.00   100.00       0.00        38.42      22.89      5.05
575 - 599      0.00   100.00       0.00        38.25      13.24      1.08
600 - 624      0.00   100.00       0.00        32.82      15.51      5.34
625 - 649      0.00   100.00       4.99        39.06      14.08      6.00
650 - 674      0.00   100.00       7.31        35.48      20.04      3.64
675 - 699      0.00   100.00      11.52        32.82      28.91     14.73
700 - 724      0.00   100.00       5.85        23.71      24.31      5.11
725 - 749      0.00   100.00      12.91        38.29      33.46      3.11
750 - 774      0.00   100.00      10.13        36.87      26.82      1.30
775 - 799      0.00   100.00       0.00         9.49      48.50     10.35
Total:         0.00   100.00       4.00        34.58      19.60      5.95




5. Fico Distribution IO Loans

Fico              % of        Average     Weighted             Weighted   Weighted   Weighted                    Pct
Distribution   Outstanding    Current     Average    Percent   Average    Average    Average     Pct     Pct    Owner
IO Loans         Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD     PUD     Occ
------------   -----------   ----------   --------   -------   --------   --------   --------   ------   ----   ------
550 - 574             0.08   360,500.00      6.267      0.00        559      37.91      81.14   100.00   0.00   100.00
575 - 599             2.46   255,526.95      6.677      0.00        589      38.55      82.15    90.39   0.00   100.00
600 - 624             3.38   286,644.19      6.652      0.00        610      38.74      84.00    89.42   0.00   100.00
625 - 649             1.55   287,262.05      6.202      0.00        636      38.38      82.23    99.23   0.00    99.23
650 - 674             1.27   357,238.92      6.289      0.00        662      38.22      82.41    89.65   0.00   100.00
675 - 699             0.71   413,313.65      6.017      0.00        687      37.81      79.86    85.96   0.00   100.00
700 - 724             0.36   287,381.45      6.089      0.00        712      42.13      80.88    68.46   0.00   100.00
725 - 749             0.19   328,588.80      5.893      0.00        737      37.07      80.00    86.38   0.00   100.00
750 - 774             0.19   325,897.06      5.268      0.00        764      36.67      80.00    78.45   0.00   100.00
775 - 799             0.08   363,560.00      7.353      0.00        778      40.61      93.75   100.00   0.00   100.00
Total:               10.27   293,920.62      6.445      0.00        630      38.57      82.61    90.10   0.00    99.88

Fico            Pct     Pct     Pct      Pct
Distribution    Full    Ltd     Std    Interest      Pct         Pct        Pct
IO Loans        Doc     Doc     Doc      Only     California   New York   Florida
------------   ------   ----   -----   --------   ----------   --------   -------
550 - 574      100.00   0.00    0.00     100.00       100.00       0.00      0.00
575 - 599       95.68   0.00    0.00     100.00        51.62       3.19      5.83
600 - 624       99.53   0.00    0.00     100.00        57.54       3.56      5.29
625 - 649       85.24   0.00   14.76     100.00        59.79       4.87      1.31
650 - 674       69.62   0.00   27.44     100.00        61.56       2.53     12.48
675 - 699       56.90   0.00   43.10     100.00        66.02      23.16      3.01
700 - 724       66.76   0.00   33.24     100.00        58.05       0.00      0.00
725 - 749       43.32   0.00   56.68     100.00        73.72      13.62      0.00
750 - 774       55.67   0.00   44.33     100.00       100.00       0.00      0.00
775 - 799      100.00   0.00    0.00     100.00        31.24       0.00      0.00
Total:          86.83   0.00   11.61     100.00        58.76       4.83      5.09

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR1
IO
305 records
Balance: 89,645,788



1. Fico Distribution

                                  % of        Average     Weighted             Weighted   Weighted   Weighted
Fico                           Outstanding    Current     Average    Percent   Average    Average    Average     Pct
Distribution                     Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD
----------------------------   -----------   ----------   --------   -------   --------   --------   --------   ------
550.00 - 574.99 & CLTV > 65%          0.80   360,500.00      6.267      0.00        559      37.91      81.14   100.00
575.00 - 599.99 & CLTV > 70%         22.95   254,003.26      6.712      0.00        589      38.66      83.31    89.98
600.00 - 624.99 & CLTV > 70%         31.79   285,023.09      6.660      0.00        610      39.10      84.80    89.04
625.00 - 649.99 & CLTV > 70%         14.67   285,898.18      6.212      0.00        636      38.09      82.55    99.21
650.00 - 674.99 & CLTV > 80%          4.08   406,121.50      6.366      0.00        661      40.41      87.62    92.40
675.00 - 699.99 & CLTV > 80%          0.61   548,100.00      5.990      0.00        693      43.51      90.00     0.00
700.00 - 724.99 & CLTV > 80%          0.44   199,077.09      6.262      0.00        711      42.30      87.01    40.24
775.00 - 799.99 & CLTV > 85%          0.56   500,000.00      7.990      0.00        776      39.57     100.00   100.00
Total:                               75.91   281,199.33      6.571      0.00        613      38.88      84.20    90.67

                                       Pct      Pct     Pct     Pct      Pct
Fico                           Pct    Owner     Full    Ltd     Std    Interest
Distribution                   PUD     Occ      Doc     Doc     Doc      Only
----------------------------   ----   ------   ------   ----   -----   --------
550.00 - 574.99 & CLTV > 65%   0.00   100.00   100.00   0.00    0.00     100.00
575.00 - 599.99 & CLTV > 70%   0.00   100.00    95.49   0.00    0.00     100.00
600.00 - 624.99 & CLTV > 70%   0.00   100.00    99.51   0.00    0.00     100.00
625.00 - 649.99 & CLTV > 70%   0.00    99.21    84.85   0.00   15.15     100.00
650.00 - 674.99 & CLTV > 80%   0.00   100.00    91.08   0.00    0.00     100.00
675.00 - 699.99 & CLTV > 80%   0.00   100.00   100.00   0.00    0.00     100.00
700.00 - 724.99 & CLTV > 80%   0.00   100.00   100.00   0.00    0.00     100.00
775.00 - 799.99 & CLTV > 85%   0.00   100.00   100.00   0.00    0.00     100.00
Total:                         0.00    99.85    95.02   0.00    2.93     100.00




2. Ratio (%)




3. Back Ratio

                                % of        Average     Weighted             Weighted   Weighted   Weighted
Back                         Outstanding    Current     Average    Percent   Average    Average    Average     Pct     Pct
Ratio                          Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD     PUD
--------------------------   -----------   ----------   --------   -------   --------   --------   --------   ------   ----
Lesss than 20                       3.10   347,392.78      6.101      0.00        640      12.61      82.26   100.00   0.00
35.00 - 39.99 & FICO < 600          7.07   253,646.44      6.768      0.00        585      37.96      81.37    94.02   0.00
40.00 - 44.99 & FICO < 625         28.19   297,275.41      6.531      0.00        603      43.56      84.29    87.32   0.00
45.00 - 49.99 & FICO < 650          5.16   308,504.01      6.685      0.00        605      48.04      82.94    91.63   0.00
Total:                             43.52   293,355.44      6.557      0.00        603      40.98      83.51    89.82   0.00

                              Pct      Pct     Pct     Pct      Pct
Back                         Owner     Full    Ltd     Std    Interest
Ratio                         Occ      Doc     Doc     Doc      Only
--------------------------   ------   ------   ----   -----   --------
Lesss than 20                100.00    88.92   0.00   11.08     100.00
35.00 - 39.99 & FICO < 600   100.00    88.99   0.00    0.00     100.00
40.00 - 44.99 & FICO < 625   100.00    99.09   0.00    0.00     100.00
45.00 - 49.99 & FICO < 650   100.00   100.00   0.00    0.00     100.00
Total:                       100.00    96.83   0.00    0.79     100.00

4. Fico Distribution Limited and Stated Doc

Fico
Distribution      % of        Average     Weighted             Weighted   Weighted   Weighted                    Pct     Pct
Limited and    Outstanding    Current     Average    Percent   Average    Average    Average     Pct     Pct    Owner    Full
Stated Doc       Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD     PUD     Occ     Doc
------------   -----------   ----------   --------   -------   --------   --------   --------   ------   ----   ------   ----
625 - 649             2.22   398,561.00      6.383      0.00        641      39.47      78.97   100.00   0.00   100.00   0.00
650 - 674             3.39   434,142.79      6.489      0.00        662      39.04      79.63   100.00   0.00   100.00   0.00
675 - 699             2.98   445,364.32      6.643      0.00        690      35.70      79.30    92.70   0.00   100.00   0.00
700 - 724             1.17   350,308.61      6.189      0.00        718      40.86      80.00   100.00   0.00   100.00   0.00
725 - 749             1.04   465,600.00      6.088      0.00        737      38.87      80.00   100.00   0.00   100.00   0.00
750 - 774             0.81   361,200.00      5.154      0.00        758      33.48      80.00   100.00   0.00   100.00   0.00
Total:               11.61   416,340.65      6.349      0.00        684      38.05      79.51    98.13   0.00   100.00   0.00

Fico
Distribution   Pct     Pct       Pct
Limited and    Ltd     Std     Interest      Pct         Pct        Pct
Stated Doc     Doc     Doc       Only     California   New York   Florida
------------   ----   ------   --------   ----------   --------   -------
625 - 649      0.00   100.00     100.00        79.30       0.00      0.00
650 - 674      0.00   100.00     100.00        79.80       0.00     13.62
675 - 699      0.00   100.00     100.00        72.66      20.04      0.00
700 - 724      0.00   100.00     100.00        83.36       0.00      0.00
725 - 749      0.00   100.00     100.00       100.00       0.00      0.00
750 - 774      0.00   100.00     100.00       100.00       0.00      0.00
Total:         0.00   100.00     100.00        81.44       5.15      3.98




5. Fico Distribution IO Loans

Fico              % of       Average   Weighted             Weighted   Weighted   Weighted                    Pct      Pct
Distribution   Outstanding   Current   Average    Percent   Average    Average    Average     Pct     Pct    Owner     Full
IO Loans         Balance     Balance    Coupon      MI        Fico       DTI        CLTV      SFD     PUD     Occ      Doc
------------   -----------   -------   --------   -------   --------   --------   --------   ------   ----   ------   ------
550 - 574             0.80   360,500.00   6.267      0.00        559      37.91      81.14   100.00   0.00   100.00   100.00
575 - 599            23.94   255,526.95   6.677      0.00        589      38.55      82.15    90.39   0.00   100.00    95.68
600 - 624            32.93   286,644.19   6.652      0.00        610      38.74      84.00    89.42   0.00   100.00    99.53
625 - 649            15.06   287,262.05   6.202      0.00        636      38.38      82.23    99.23   0.00    99.23    85.24
650 - 674            12.35   357,238.92   6.289      0.00        662      38.22      82.41    89.65   0.00   100.00    69.62
675 - 699             6.92   413,313.65   6.017      0.00        687      37.81      79.86    85.96   0.00   100.00    56.90
700 - 724             3.53   287,381.45   6.089      0.00        712      42.13      80.88    68.46   0.00   100.00    66.76
725 - 749             1.83   328,588.80   5.893      0.00        737      37.07      80.00    86.38   0.00   100.00    43.32
750 - 774             1.82   325,897.06   5.268      0.00        764      36.67      80.00    78.45   0.00   100.00    55.67
775 - 799             0.81   363,560.00   7.353      0.00        778      40.61      93.75   100.00   0.00   100.00   100.00
Total:              100.00   293,920.62   6.445      0.00        630      38.57      82.61    90.10   0.00    99.88    86.83

Fico           Pct     Pct      Pct
Distribution   Ltd     Std    Interest      Pct         Pct        Pct
IO Loans       Doc     Doc      Only     California   New York   Florida
------------   ----   -----   --------   ----------   --------   -------
550 - 574      0.00    0.00     100.00       100.00       0.00      0.00
575 - 599      0.00    0.00     100.00        51.62       3.19      5.83
600 - 624      0.00    0.00     100.00        57.54       3.56      5.29
625 - 649      0.00   14.76     100.00        59.79       4.87      1.31
650 - 674      0.00   27.44     100.00        61.56       2.53     12.48
675 - 699      0.00   43.10     100.00        66.02      23.16      3.01
700 - 724      0.00   33.24     100.00        58.05       0.00      0.00
725 - 749      0.00   56.68     100.00        73.72      13.62      0.00
750 - 774      0.00   44.33     100.00       100.00       0.00      0.00
775 - 799      0.00    0.00     100.00        31.24       0.00      0.00
Total:         0.00   11.61     100.00        58.76       4.83      5.09

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR1
Non - IO
4,291 records
Balance: 783,622,528





1. Fico Distribution

                                  % of        Average     Weighted             Weighted   Weighted   Weighted
Fico                           Outstanding    Current     Average    Percent   Average    Average    Average     Pct    Pct
Distribution                     Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD    PUD
----------------------------   -----------   ----------   --------   -------   --------   --------   --------   -----   ----
500.00 - 524.99 & CLTV > 65%          5.89   186,882.38      8.458      0.00        512      44.80      75.96   89.23   0.00
525.00 - 549.99 & CLTV > 65%          8.01   192,427.90      7.920      0.00        537      43.44      77.69   88.20   0.00
550.00 - 574.99 & CLTV > 65%         12.53   175,615.46      7.512      0.00        561      42.62      83.35   87.94   0.00
575.00 - 599.99 & CLTV > 70%         13.51   170,752.24      7.296      0.00        587      41.58      84.09   85.38   0.00
600.00 - 624.99 & CLTV > 70%         14.85   168,442.80      7.165      0.00        612      42.04      84.42   83.96   0.00
625.00 - 649.99 & CLTV > 70%         12.28   180,574.00      7.113      0.00        636      42.25      85.06   80.65   0.00
650.00 - 674.99 & CLTV > 80%          4.84   142,162.26      7.461      0.00        662      41.67      91.66   82.27   0.00
675.00 - 699.99 & CLTV > 80%          2.72   161,646.37      7.406      0.00        686      42.46      92.08   76.56   0.00
700.00 - 724.99 & CLTV > 80%          2.03   185,124.23      7.497      0.00        710      43.02      93.96   72.42   0.00
725.00 - 749.99 & CLTV > 85%          1.06   163,503.09      7.148      0.00        738      45.29      93.29   68.42   0.00
750.00 - 774.99 & CLTV > 85%          0.67   174,983.44      7.776      0.00        761      40.76      95.38   61.67   0.00
775.00 - 799.99 & CLTV > 85%          0.38   226,743.65      7.031      0.00        786      42.01      93.09   80.18   0.00
Total:                               78.78   173,647.81      7.448      0.00        600      42.48      84.19   84.07   0.00

                                Pct     Pct    Pct     Pct      Pct
Fico                           Owner   Full    Ltd     Std    Interest
Distribution                    Occ     Doc    Doc     Doc      Only
----------------------------   -----   -----   ----   -----   --------
500.00 - 524.99 & CLTV > 65%   95.42   80.49   0.00   18.12       0.00
525.00 - 549.99 & CLTV > 65%   95.33   63.74   0.00   32.81       0.00
550.00 - 574.99 & CLTV > 65%   92.41   77.41   0.00   19.85       0.00
575.00 - 599.99 & CLTV > 70%   93.53   81.30   0.00   15.45       0.00
600.00 - 624.99 & CLTV > 70%   89.86   76.80   0.00   21.52       0.00
625.00 - 649.99 & CLTV > 70%   87.57   61.34   0.00   36.97       0.00
650.00 - 674.99 & CLTV > 80%   79.85   58.83   0.00   35.44       0.00
675.00 - 699.99 & CLTV > 80%   78.64   63.67   0.00   33.85       0.00
700.00 - 724.99 & CLTV > 80%   86.48   40.17   0.00   57.48       0.00
725.00 - 749.99 & CLTV > 85%   73.41   71.87   0.00   28.13       0.00
750.00 - 774.99 & CLTV > 85%   71.86   43.25   0.00   56.75       0.00
775.00 - 799.99 & CLTV > 85%   57.97   52.96   0.00   47.04       0.00
Total:                         89.89   71.24   0.00   26.24       0.00




2. Original Loan-to-Value Ratio (%)

Original                                        % of        Average     Weighted             Weighted   Weighted   Weighted
Loan-to-Value                                Outstanding    Current     Average    Percent   Average    Average    Average
Ratio (%)                                      Balance      Balance      Coupon      MI        Fico       DTI        CLTV
------------------------------------------   -----------   ----------   --------   -------   --------   --------   --------
Less than 60 & DTI > 50%                            1.08   211,678.35      7.301      0.00        560      52.43      51.45
60.00 - 64.99 & DTI > 50%                           0.75   246,169.62      7.335      0.00        575      52.73      62.79
65.00 - 69.99 & DTI > 50%                           0.88   208,624.57      7.998      0.00        570      53.43      67.61
70.00 - 74.99 & DTI > 50%                           1.36   216,809.73      7.587      0.00        557      52.75      72.08
75.00 - 79.99 & DTI > 50%                           2.45   218,405.61      7.473      0.00        561      52.65      76.87
80.00 - 84.99 & DTI > 50%                           5.44   224,435.92      7.101      0.00        585      52.56      80.23
85.00 - 89.99 & DTI > 50%                           1.00   191,327.38      7.190      0.00        594      51.34      85.99
90.00 - 94.99 & DTI > 50%                           2.37   206,746.34      6.862      0.00        625      51.58      90.01
95.00 - 99.99 & DTI > 50%                           0.20    63,928.06      8.260      0.00        659      50.64      95.04
Greater than or Equal to 100 and DTI > 50%          0.12    53,039.69      9.952      0.00        637      51.98     100.00
Total:                                             15.66   205,505.18      7.283      0.00        584      52.38      77.65

Original                                                      Pct      Pct    Pct     Pct      Pct
Loan-to-Value                                 Pct     Pct    Owner    Full    Ltd     Std    Interest
Ratio (%)                                     SFD     PUD     Occ      Doc    Doc     Doc      Only
------------------------------------------   ------   ----   ------   -----   ----   -----   --------
Less than 60 & DTI > 50%                      89.19   0.00    95.01   64.27   0.00   34.86       0.00
60.00 - 64.99 & DTI > 50%                     94.61   0.00    91.67   59.48   0.00   40.52       0.00
65.00 - 69.99 & DTI > 50%                     93.38   0.00    87.77   75.38   0.00   24.62       0.00
70.00 - 74.99 & DTI > 50%                     92.33   0.00    96.30   69.74   0.00   27.26       0.00
75.00 - 79.99 & DTI > 50%                     86.52   0.00    95.11   74.96   0.00   22.35       0.00
80.00 - 84.99 & DTI > 50%                     82.94   0.00    92.42   70.01   0.00   28.74       0.00
85.00 - 89.99 & DTI > 50%                     90.88   0.00    83.78   77.42   0.00   18.04       0.00
90.00 - 94.99 & DTI > 50%                     78.43   0.00    81.17   95.39   0.00    0.82       0.00
95.00 - 99.99 & DTI > 50%                     80.70   0.00    96.53   54.34   0.00   45.66       0.00
Greater than or Equal to 100 and DTI > 50%   100.00   0.00   100.00   86.34   0.00   13.66       0.00
Total:                                        85.82   0.00    90.91   74.41   0.00   23.55       0.00




3. Back Ratio

                                                % of        Average     Weighted             Weighted   Weighted   Weighted
Back                                         Outstanding    Current     Average    Percent   Average    Average    Average
Ratio                                          Balance      Balance      Coupon      MI        Fico       DTI        CLTV
------------------------------------------   -----------   ----------   --------   -------   --------   --------   --------
Lesss than 20                                       2.65   213,921.93      7.117      0.00        616      13.23      80.35
20.00 - 24.99 & FICO < 525                          0.11   141,668.85      8.898      0.00        513      22.29      75.60
25.00 - 29.99 & FICO < 550                          0.95   166,222.06      8.282      0.00        528      27.58      70.31
30.00 - 34.99 & FICO < 575                          3.27   182,765.65      7.958      0.00        546      32.79      74.48
35.00 - 39.99 & FICO < 600                          6.02   174,729.19      7.724      0.00        556      37.64      76.15
40.00 - 44.99 & FICO < 625                         11.86   177,669.69      7.611      0.00        571      42.57      79.71
45.00 - 49.99 & FICO < 650                         23.31   183,734.99      7.390      0.00        590      47.76      82.13
50.00 - 54.99 & FICO < 675                         14.62   204,249.13      7.366      0.00        574      52.36      77.25
Greater than or Equal to 55 and FICO < 700          0.04    70,691.45      7.840      0.00        593      59.31      80.13
Total:                                             62.82   186,463.96      7.493      0.00        577      44.30      79.30

                                                               Pct      Pct     Pct     Pct      Pct
Back                                           Pct     Pct    Owner     Full    Ltd     Std    Interest
Ratio                                          SFD     PUD     Occ      Doc     Doc     Doc      Only
------------------------------------------    ------   ----   ------   ------   ----   -----   --------
Lesss than 20                                  88.25   0.00    86.16    76.88   0.00    8.60       0.00
20.00 - 24.99 & FICO < 525                    100.00   0.00   100.00    63.12   0.00   36.88       0.00
25.00 - 29.99 & FICO < 550                     90.67   0.00    97.45    69.12   0.00   22.21       0.00
30.00 - 34.99 & FICO < 575                     91.07   0.00    92.70    58.87   0.00   37.89       0.00
35.00 - 39.99 & FICO < 600                     86.00   0.00    94.06    68.36   0.00   28.62       0.00
40.00 - 44.99 & FICO < 625                     84.72   0.00    92.38    70.71   0.00   28.37       0.00
45.00 - 49.99 & FICO < 650                     86.28   0.00    93.38    71.25   0.00   27.07       0.00
50.00 - 54.99 & FICO < 675                     85.82   0.00    92.37    74.23   0.00   23.40       0.00
Greater than or Equal to 55 and FICO < 700     63.86   0.00    41.19   100.00   0.00    0.00       0.00
Total:                                         86.26   0.00    92.72    71.13   0.00   26.32       0.00

4. Fico Distribution Limited and Stated Doc

Fico
Distribution      % of        Average     Weighted             Weighted   Weighted   Weighted                   Pct    Pct
Limited and    Outstanding    Current     Average    Percent   Average    Average    Average     Pct    Pct    Owner   Full
Stated Doc       Balance      Balance      Coupon      MI        Fico       DTI        CLTV      SFD    PUD     Occ    Doc
------------   -----------   ----------   --------   -------   --------   --------   --------   -----   ----   -----   ----
500 - 524             1.63   202,284.36      8.963      0.00        512      42.27      68.14   85.49   0.00   91.32   0.00
525 - 549             3.31   233,477.44      8.265      0.00        536      42.47      72.32   84.18   0.00   95.09   0.00
550 - 574             3.52   239,636.80      7.697      0.00        561      42.67      71.55   82.78   0.00   90.77   0.00
575 - 599             3.05   253,865.81      7.395      0.00        588      42.42      72.82   83.97   0.00   95.05   0.00
600 - 624             3.97   252,766.28      7.292      0.00        613      41.83      76.73   78.44   0.00   95.26   0.00
625 - 649             4.84   218,008.95      7.545      0.00        637      43.87      81.60   79.94   0.00   97.81   0.00
650 - 674             4.92   215,254.03      7.596      0.00        662      43.17      82.80   78.35   0.00   96.00   0.00
675 - 699             2.62   247,256.73      7.424      0.00        685      43.51      84.06   76.44   0.00   96.52   0.00
700 - 724             2.16   252,298.98      7.573      0.00        712      44.24      87.77   68.38   0.00   87.48   0.00
725 - 749             0.80   216,526.32      7.409      0.00        737      44.59      86.42   79.94   0.00   93.90   0.00
750 - 774             0.82   246,533.70      7.699      0.00        761      41.88      88.26   83.08   0.00   84.06   0.00
775 - 799             0.22   247,109.89      7.706      0.00        789      39.91      91.82   68.64   0.00   65.66   0.00
Total:               31.84   232,942.16      7.665      0.00        624      42.94      78.56   79.86   0.00   94.08   0.00

Fico
Distribution    Pct     Pct       Pct
Limited and     Ltd     Std     Interest      Pct         Pct        Pct
Stated Doc      Doc     Doc       Only     California   New York   Florida
------------    ----   ------   --------   ----------   --------   -------
500 - 524       0.00   100.00       0.00        29.29      17.03      9.49
525 - 549       0.00   100.00       0.00        32.55      16.54      8.49
550 - 574       0.00   100.00       0.00        38.42      22.89      5.05
575 - 599       0.00   100.00       0.00        38.25      13.24      1.08
600 - 624       0.00   100.00       0.00        32.82      15.51      5.34
625 - 649       0.00   100.00       0.00        36.94      14.82      6.32
650 - 674       0.00   100.00       0.00        31.99      21.62      2.85
675 - 699       0.00   100.00       0.00        27.64      30.06     16.65
700 - 724       0.00   100.00       0.00        20.00      25.82      5.43
725 - 749       0.00   100.00       0.00        29.14      38.42      3.57
750 - 774       0.00   100.00       0.00        29.75      29.84      1.44
775 - 799       0.00   100.00       0.00         9.49      48.50     10.35
Total:          0.00   100.00       0.00        32.62      20.20      6.03

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-todate. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.


SABRE 2005-FR1
Debt to Income of IO Mortgage Loans
Collateral as of date:


------------------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Principal    % of Aggregate IO         AVG             WA         WA      WA
                                                Balance as of       Principal Balance    -------------------------------------------
Debt to Income Buckets   Number of Loans        Cut-off Date        as of Cut-off Date   CURRENT BALANCE   GROSS CPN   COMBLTV  FICO
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                      3             $ 1,219,800.00             1.36             406,600.00        6.376      83.76    619
------------------------------------------------------------------------------------------------------------------------------------
10.00 - 19.99                    5             $ 1,559,343.00             1.74             311,869.00        5.886      81.08    656
------------------------------------------------------------------------------------------------------------------------------------
20.00 - 24.99                    8             $ 2,426,080.00             2.71             303,260.00        6.884      83.23    599
------------------------------------------------------------------------------------------------------------------------------------
25.00 - 29.99                   23             $ 7,381,455.00             8.23             320,933.00        6.597      80.68    630
------------------------------------------------------------------------------------------------------------------------------------
30.00 - 34.99                   35             $ 8,631,382.00             9.63             246,611.00        6.483      82.50    636
------------------------------------------------------------------------------------------------------------------------------------
35.00 - 39.99                   74             $20,222,140.00            22.56             273,272.00        6.490      81.72    633
------------------------------------------------------------------------------------------------------------------------------------
40.00 - 44.99                  140             $43,064,129.00            48.04             307,601.00        6.369      83.36    631
------------------------------------------------------------------------------------------------------------------------------------
45.00 - 49.99                   17             $ 5,141,459.00             5.74             302,439.00        6.603      82.65    615
------------------------------------------------------------------------------------------------------------------------------------
Total:                         305             $89,645,788.00           100.00             293,921.00        6.445      82.61    630
------------------------------------------------------------------------------------------------------------------------------------
                                                                        105.74




Fico Scores of IO Mortgage Loans
Collateral as of date:


------------------------------------------------------------------------------------------------------------------------------------
                                             Aggregate Principal    % of Aggregate IO         AVG             WA         WA      WA
                                                Balance as of       Principal Balance    -------------------------------------------
Fico Score Buckets       Number of Loans        Cut-off Date        as of Cut-off Date   CURRENT BALANCE   GROSS CPN   COMBLTV  FICO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total:                                                                  100.00
------------------------------------------------------------------------------------------------------------------------------------